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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number                     811-05426

AIM Investment Funds (Invesco Investment Funds)

(Exact name of registrant as specified in charter)

11 Greenway Plaza, Suite 1000    Houston, Texas 77046

(Address of principal executive offices)        (Zip code)

Sheri Morris    11 Greenway Plaza, Suite 1000 Houston, Texas 77046

(Name and address of agent for service)

Registrant’s telephone number, including area code:      (713) 626-1919

Date of fiscal year end:	10/31

Date of reporting period:	04/30/16

Item 1. Report to Stockholders.

Semiannual Report to Shareholders	April 30, 2016

Invesco All Cap Market Neutral Fund
Nasdaq:
A: CPNAX ¡ C: CPNCX ¡ R: CPNRX ¡ Y: CPNYX ¡ R5: CPNFX ¡ R6: CPNSX

2 Fund Performance

3 Letters to Shareholders

4 Schedule of Investments

11 Financial Statements

14 Notes to Financial Statements

21 Financial Highlights

22 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.92%
Class C Shares	-4.27
Class R Shares	-3.96
Class Y Shares	-3.76
Class R5 Shares	-3.84
Class R6 Shares	-3.76
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.09
Lipper Alternative Equity Market Neutral Funds Index■ (Peer Group Index)	-0.51
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.

The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of funds that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	3.40%
1 Year	6.04

Class C Shares
Inception (12/17/13)	5.13%
1 Year	10.37

Class R Shares
Inception (12/17/13)	5.65%
1 Year	11.89

Class Y Shares
Inception (12/17/13)	6.16%
1 Year	12.39

Class R5 Shares
Inception (12/17/13)	6.16%
1 Year	12.39

Class R6 Shares
Inception (12/17/13)	6.16%
1 Year	12.39

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges
Class A Shares
Inception (12/17/13)	4.46%
1 Year	4.93

Class C Shares
Inception (12/17/13)	6.28%
1 Year	9.22

Class R Shares
Inception (12/17/13)	6.77%
1 Year	10.62

Class Y Shares
Inception (12/17/13)	7.29%
1 Year	11.12

Class R5 Shares
Inception (12/17/13)	7.34%
1 Year	11.23

Class R6 Shares
Inception (12/17/13)	7.29%
1 Year	11.12

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of

Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.56%, 3.31%, 2.81%, 2.31%, 2.21% and 2.21%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2                    Invesco All Cap Market Neutral Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett
Independent Chair
Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor
Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3                    Invesco All Cap Market Neutral Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–89.09%
Aerospace & Defense–1.08%
Spirit AeroSystems Holdings, Inc.–Class A(b)	44,750	$2,109,962

Air Freight & Logistics–0.21%
Atlas Air Worldwide Holdings, Inc.(b)	10,300	411,382

Airlines–0.98%
Hawaiian Holdings, Inc.(b)	45,450	1,912,081

Apparel Retail–0.89%
Abercrombie & Fitch Co.–Class A	60,600	1,619,838
Guess?, Inc.	6,600	121,110
		1,740,948

Apparel, Accessories & Luxury Goods–1.19%
Michael Kors Holdings Ltd.(b)	44,700	2,309,202

Application Software–2.56%
Citrix Systems, Inc.(b)	32,600	2,667,984
Nuance Communications, Inc.(b)	135,350	2,325,313
		4,993,297

Auto Parts & Equipment–1.60%
American Axle & Manufacturing Holdings, Inc.(b)	95,750	1,485,083
Stoneridge, Inc.(b)	14,150	201,779
Visteon Corp.	17,900	1,426,093
		3,112,955

Biotechnology–10.94%
Applied Genetic Technologies Corp.(b)	58,700	922,177
BioSpecifics Technologies Corp.(b)	21,900	778,764
Concert Pharmaceuticals, Inc.(b)	56,150	782,731
Cytokinetics, Inc.(b)	48,250	392,755
Enanta Pharmaceuticals, Inc.(b)	58,950	1,721,340
FibroGen, Inc.(b)	138,750	2,497,500
Five Prime Therapeutics, Inc.(b)	55,700	2,650,763
GlycoMimetics, Inc.(b)	9,955	62,717
Ionis Pharmaceuticals, Inc.(b)	9,950	407,652
Lexicon Pharmaceuticals, Inc.(b)	38,500	531,685
MacroGenics, Inc.(b)	29,750	611,660
Myriad Genetics, Inc.(b)	66,250	2,385,000
NewLink Genetics Corp.(b)	82,150	1,331,651
PDL BioPharma Inc.	140,050	527,989
Pfenex Inc.(b)	67,029	546,957
Progenics Pharmaceuticals, Inc.(b)	107,750	572,152
Repligen Corp.(b)	98,700	2,629,368
Spectrum Pharmaceuticals, Inc.(b)	121,050	858,244
United Therapeutics Corp.(b)	10,500	1,104,600
		21,315,705

Cable & Satellite–0.53%
Comcast Corp.–Class A	16,950	1,029,882

	Shares	Value
Casinos & Gaming–1.32%
Boyd Gaming Corp.(b)	36,200	$674,768
Isle of Capri Casinos, Inc.(b)	126,890	1,890,661
		2,565,429

Commercial Printing–0.66%
Ennis, Inc.	33,650	657,521
Quad/Graphics, Inc.	49,850	625,618
		1,283,139

Commodity Chemicals–1.21%
LyondellBasell Industries N.V.–Class A	28,550	2,360,228

Communications Equipment–1.46%
Black Box Corp.	48,796	713,398
Digi International Inc.(b)	19,500	206,115
Extreme Networks, Inc.(b)	94,250	330,817
Juniper Networks, Inc.	38,350	897,390
NETGEAR, Inc.(b)	16,600	703,840
		2,851,560

Computer & Electronics Retail–0.34%
Rent-A-Center, Inc.	45,400	667,380

Construction Machinery & Heavy Trucks–1.00%
Joy Global Inc.	91,500	1,948,950

Consumer Electronics–0.33%
ZAGG Inc.(b)	78,950	632,390

Consumer Finance–1.89%
Navient Corp.	164,050	2,242,563
Nelnet, Inc.–Class A	4,900	205,359
Santander Consumer USA Holdings Inc.(b)	94,400	1,243,248
		3,691,170

Data Processing & Outsourced Services–0.14%
Planet Payment Inc.(b)	68,700	275,487

Department Stores–1.32%
J. C. Penney Co., Inc.(b)	276,800	2,568,704

Diversified Banks–0.50%
Citigroup Inc.	21,200	981,136

Diversified Chemicals–1.31%
Cabot Corp.	52,450	2,559,035

Diversified Metals & Mining–0.65%
Teck Resources Ltd.–Class B (Canada)	74,750	915,688
Turquoise Hill Resources Ltd. (Canada)(b)	118,800	354,024
		1,269,712

Education Services–0.91%
Cambium Learning Group Inc.(b)	27,450	124,898
K12 Inc.(b)	133,829	1,644,758
		1,769,656

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco All Cap Market Neutral Fund

	Shares	Value
Electrical Components & Equipment–0.37%
General Cable Corp.	46,000	$719,440

Food Retail–0.62%
SUPERVALU Inc.(b)	238,400	1,199,152

Gold–4.04%
Barrick Gold Corp. (Canada)	185,700	3,597,009
Kinross Gold Corp. (Canada)(b)	750,200	4,276,140
		7,873,149

Health Care Equipment–0.68%
Hologic, Inc.(b)	14,200	476,978
LeMaitre Vascular, Inc.	51,550	854,699
		1,331,677

Health Care Facilities–0.44%
AmSurg Corp.(b)	10,550	854,339

Health Care Services–0.37%
Almost Family Inc.(b)	4,650	195,347
LHC Group Inc.(b)	10,100	407,434
Premier Inc.–Class A(b)	3,200	108,192
		710,973

Health Care Technology–0.93%
HMS Holdings Corp.(b)	107,550	1,816,519

Industrial Machinery–0.86%
Kennametal Inc.	71,400	1,669,332

Integrated Oil & Gas–0.75%
Cenovus Energy Inc. (Canada)	13,000	205,920
Suncor Energy, Inc. (Canada)	42,450	1,246,757
		1,452,677

Internet Retail–0.97%
Groupon, Inc.(b)	524,000	1,896,880

Internet Software & Services–2.87%
Demand Media, Inc.(b)	35,134	206,939
DHI Group, Inc.(b)	58,050	412,736
Earthlink Holdings Corp.	323,975	1,882,295
eBay Inc.(b)	43,550	1,063,927
MeetMe, Inc.(b)	130,250	445,455
Monster Worldwide, Inc.(b)	56,350	180,320
Sohu.com Inc. (China)(b)	31,350	1,408,555
		5,600,227

Investment Banking & Brokerage–1.25%
Goldman Sachs Group, Inc. (The)	14,800	2,428,828

IT Consulting & Other Services–1.71%
Hackett Group, Inc. (The)	46,079	685,656
Leidos Holdings, Inc.	50,950	2,527,629
NCI, Inc.–Class A	8,750	126,525
		3,339,810

Leisure Products–0.92%
Brunswick Corp.	37,100	1,781,913

	Shares	Value
Life Sciences Tools & Services–1.48%
Cambrex Corp.(b)	45,000	$2,170,800
INC Research Holdings, Inc.–Class A(b)	14,800	712,324
		2,883,124

Managed Health Care–1.91%
Triple-S Management Corp.–Class B (Puerto Rico)(b)	80,493	2,096,038
WellCare Health Plans Inc.(b)	18,000	1,619,820
		3,715,858

Office REIT’s–0.07%
NorthStar Realty Europe Corp.	11,900	141,967

Oil & Gas Drilling–2.69%
Atwood Oceanics, Inc.	55,450	535,647
Noble Corp. PLC (United Kingdom)	218,000	2,448,140
Pioneer Energy Services Corp.(b)	44,150	137,306
Seadrill Ltd. (United Kingdom)(b)	441,750	2,111,565
		5,232,658

Oil & Gas Equipment & Services–0.86%
Archrock, Inc.	171,000	1,684,350

Oil & Gas Exploration & Production–7.24%
Baytex Energy Corp. (Canada)	96,550	492,405
Bill Barrett Corp.(b)	156,750	1,247,730
Canadian Natural Resources Ltd. (Canada)	103,700	3,113,074
Clayton Williams Energy, Inc.(b)	18,750	339,938
Denbury Resources Inc.	328,350	1,267,431
Encana Corp. (Canada)	102,550	785,533
Enerplus Corp. (Canada)	176,800	972,400
EP Energy Corp.–Class A(b)	185,950	913,014
Evolution Petroleum Corp.	20,400	113,016
Jones Energy, Inc.–Class A(b)	91,250	438,000
Newfield Exploration Co.(b)	21,650	784,813
Oasis Petroleum Inc.(b)	341,750	3,311,557
Panhandle Oil & Gas, Inc.–Class A	17,793	336,110
		14,115,021

Oil & Gas Refining & Marketing–3.67%
CVR Energy, Inc.	48,100	1,167,868
Tesoro Corp.	16,500	1,314,885
Valero Energy Corp.	42,850	2,522,579
Western Refining, Inc.	80,200	2,146,152
		7,151,484

Packaged Foods & Meats–1.19%
Dean Foods Co.	82,200	1,416,306
Omega Protein Corp.(b)	48,450	900,685
		2,316,991

Paper Packaging–0.08%
AEP Industries Inc.	2,650	163,320

Paper Products–0.15%
Mercer International, Inc. (Canada)	34,000	285,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco All Cap Market Neutral Fund

	Shares	Value
Personal Products–0.38%
LifeVantage Corp.(b)	23,950	$216,269
Nu Skin Enterprises, Inc.–Class A	13,000	530,010
		746,279

Pharmaceuticals–4.42%
Corcept Therapeutics Inc.(b)	34,200	163,134
Heska Corp.(b)	10,000	306,000
Innoviva, Inc.	132,200	1,631,348
Sagent Pharmaceuticals Inc.(b)	92,450	1,076,118
SciClone Pharmaceuticals, Inc.(b)	99,350	1,311,420
Sucampo Pharmaceuticals, Inc.–Class A(b)	136,100	1,467,158
Supernus Pharmaceuticals Inc.(b)	155,050	2,660,658
		8,615,836

Property & Casualty Insurance–1.68%
Ambac Financial Group, Inc.(b)	134,650	2,185,369
Assured Guaranty Ltd.	41,700	1,078,779
		3,264,148

Real Estate Services–0.95%
Altisource Portfolio Solutions S.A.(b)	59,250	1,853,932

Restaurants–0.80%
Darden Restaurants, Inc.	25,000	1,556,250

Semiconductors–2.91%
Cirrus Logic, Inc.(b)	8,150	294,215
NeoPhotonics Corp.(b)	50,450	604,895
NVIDIA Corp.	71,200	2,529,736
QUALCOMM, Inc.	44,200	2,232,984
		5,661,830

Specialized REIT’s–0.32%
Four Corners Property Trust, Inc.	1,154	20,484
Public Storage	2,450	599,784
		620,268

Specialty Stores–1.46%
GNC Holdings, Inc.–Class A	57,950	1,411,662
Outerwall Inc.	34,700	1,433,457
		2,845,119

	Shares	Value
Steel–1.54%
Commercial Metals Co.	107,000	$1,917,440
Olympic Steel, Inc.	15,550	351,741
Ryerson Holding Corp.(b)	82,185	729,803
		2,998,984

Systems Software–0.71%
Rovi Corp.(b)	78,000	1,374,360

Technology Distributors–0.37%
Tech Data Corp.(b)	10,450	717,811

Technology Hardware, Storage & Peripherals–1.11%
Apple Inc.	23,000	2,156,020

Thrifts & Mortgage Finance–0.46%
Walker & Dunlop, Inc.(b)	41,000	904,050

Tobacco–0.36%
Alliance One International, Inc.(b)	27,650	705,352

Trading Companies & Distributors–1.88%
MRC Global Inc.(b)	235,750	3,295,785
Titan Machinery, Inc.(b)	28,150	365,950
		3,661,735

Trucking–0.60%
Swift Transportation Co.(b)	58,700	975,594
USA Truck, Inc.(b)	11,000	194,920
		1,170,514
Total Common Stocks & Other Equity Interests (Cost $152,538,826)		173,577,167

Money Market Funds–9.82%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	9,569,408	9,569,408
Premier Portfolio–Institutional Class, 0.39%(c)	9,569,408	9,569,408
Total Money Market Funds (Cost $19,138,816)		19,138,816
TOTAL INVESTMENTS–98.91% (Cost $171,677,642)		192,715,983
OTHER ASSETS LESS LIABILITIES–1.09%		2,123,417
NET ASSETS–100.00%		$194,839,400

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Date	Floating Rate Index(1)	Notional Value	Unrealized Appreciation		Net Value of Reference Entities
Equity Securities — Short	Morgan Stanley & Co. LLC	04/24/17	Federal Funds floating rate	$(177,863,560)	$3,791,029	(2)	$(174,010,294)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $(62,237) of dividends payable long and financing fees receivable from the Fund to the Counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco All Cap Market Neutral Fund

The following table represents the individual short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of April 30, 2016.

	Shares	Value
Equity Securities — Short
Aerospace & Defense
KEYW Holding Corp. (The)	(26,200)	$(180,518)

Airlines
Spirit Airlines Inc.	(51,950)	(2,282,164)

Airport Services
Macquarie Infrastructure Corp.	(8,150)	(573,678)

Apparel Retail
Ascena Retail Group, Inc.	(173,850)	(1,531,618)
Boot Barn Holdings, Inc.	(53,150)	(435,830)
		(1,967,448)

Apparel, Accessories & Luxury Goods
G-III Apparel Group, Ltd.	(9,100)	(411,775)
Sequential Brands Group, Inc.	(73,050)	(405,428)
Under Armour, Inc.–Class A	(22,600)	(993,044)
		(1,810,247)

Application Software
EnerNOC, Inc.	(62,050)	(423,181)
MobileIron, Inc.	(31,350)	(120,070)
		(543,251)

Asset Management & Custody Banks
Financial Engines Inc.	(27,850)	(897,048)

Automobile Manufacturers
General Motors Co.	(9,400)	(298,920)
Tesla Motors, Inc.	(3,350)	(806,546)
		(1,105,466)

Automotive Retail
CarMax, Inc.	(33,300)	(1,763,235)

Biotechnology
ACADIA Pharmaceuticals Inc.	(70,600)	(2,280,380)
Advaxis, Inc.	(32,150)	(248,841)
Agios Pharmaceuticals, Inc.	(36,300)	(1,776,885)
Amicus Therapeutics, Inc.	(129,000)	(963,630)
Anacor Pharmaceuticals, Inc.	(39,700)	(2,490,778)
Anthera Pharmaceuticals, Inc.	(81,300)	(300,810)
Aquinox Pharmaceuticals, Inc. (Canada)	(21,350)	(173,789)
ARCA biopharma, Inc.	(18,650)	(78,517)
Arrowhead Pharmaceuticals, Inc.	(60,700)	(351,453)
bluebird bio, Inc.	(34,500)	(1,530,075)
CytRx Corp.	(56,750)	(185,005)
Dicerna Pharmaceuticals, Inc.	(19,500)	(90,090)
Exact Sciences Corp.	(80,650)	(566,163)
Fibrocell Science, Inc.	(49,150)	(135,654)
Genocea Biosciences, Inc.	(39,650)	(174,460)
Heron Therapeutics, Inc.	(42,300)	(906,912)
Keryx Biopharmaceuticals, Inc.	(93,300)	(507,552)

	Shares	Value
Biotechnology–(continued)
La Jolla Pharmaceutical Co.	(22,700)	$(420,177)
Medgenics, Inc. (Israel)	(57,581)	(274,661)
Mirati Therapeutics, Inc.	(55,000)	(1,139,600)
Navidea Biopharmaceuticals Inc.	(110,700)	(152,766)
Northwest Biotherapeutics, Inc.	(47,300)	(66,220)
Novavax, Inc.	(254,550)	(1,333,842)
OncoMed Pharmaceuticals, Inc.	(26,350)	(326,740)
OvaScience, Inc.	(27,950)	(234,221)
PTC Therapeutics, Inc.	(26,250)	(194,775)
Puma Biotechnology, Inc.	(30,350)	(931,441)
Trovagene, Inc.	(31,300)	(125,826)
Ultragenyx Pharmaceutical Inc.	(34,900)	(2,359,938)
		(20,321,201)

Cable & Satellite
Loral Space & Communications Inc.	(4,600)	(168,728)

Casinos & Gaming
Wynn Resorts Ltd.	(29,850)	(2,635,755)

Commodity Chemicals
Methanex Corp. (Canada)	(9,650)	(337,364)

Communications Equipment
NetScout Systems, Inc.	(82,050)	(1,826,433)
ViaSat, Inc.	(17,950)	(1,376,765)
		(3,203,198)

Computer & Electronics Retail
Conn’s, Inc.	(6,600)	(90,684)

Construction & Engineering
HC2 Holdings, Inc.	(71,100)	(274,446)

Consumer Finance
EZCORP, Inc.–Class A	(148,100)	(733,095)
LendingClub Corp.	(328,250)	(2,593,175)
		(3,326,270)

Data Processing & Outsourced Services
MAXIMUS, Inc.	(35,500)	(1,877,950)

Diversified Chemicals
LSB Industries, Inc.	(70,100)	(922,516)

Diversified REIT’s
VEREIT, Inc.	(52,300)	(464,424)

Education Services
2U, Inc.	(6,950)	(194,808)

Electrical Components & Equipment
American Superconductor Corp.	(41,800)	(416,328)

Electronic Equipment Manufacturers
Cognex Corp.	(19,950)	(708,823)
CUI Global, Inc.	(10,950)	(91,432)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco All Cap Market Neutral Fund

	Shares	Value
Electronic Equipment Manufacturers–(continued)
Zebra Technologies Corp.–Class A	(41,950)	$(2,624,392)
		(3,424,647)

Environmental & Facilities Services
Covanta Holding Corp.	(46,450)	(755,277)
Stericycle, Inc.	(2,350)	(224,566)
		(979,843)

Fertilizers & Agricultural Chemicals
AgroFresh Solutions, Inc.	(54,700)	(340,781)
CF Industries Holdings, Inc.	(12,200)	(403,454)
FMC Corp.	(59,550)	(2,576,133)
		(3,320,368)

Food Retail
Natural Grocers by Vitamin Cottage, Inc.	(26,149)	(349,351)
Whole Foods Market, Inc.	(21,350)	(620,858)
		(970,209)

General Merchandise Stores
Tuesday Morning Corp.	(126,550)	(1,098,454)

Gold
Franco-Nevada Corp. (Canada)	(39,350)	(2,760,796)

Health Care Equipment
Avinger, Inc.	(13,200)	(152,856)
Cardica, Inc.	(30,229)	(102,778)
CytoSorbents Corp.	(71,972)	(310,919)
DexCom, Inc.	(33,600)	(2,163,168)
GenMark Diagnostics Inc.	(45,750)	(270,383)
InVivo Therapeutics Holdings Corp.	(100,750)	(604,500)
Tandem Diabetes Care, Inc.	(12,500)	(139,125)
Veracyte, Inc.	(82,600)	(479,080)
Zimmer Biomet Holdings, Inc.	(12,250)	(1,418,183)
		(5,640,992)

Health Care Facilities
Tenet Healthcare Corp.	(76,850)	(2,435,377)

Health Care Services
Diplomat Pharmacy, Inc.	(31,250)	(946,562)

Health Care Supplies
Cerus Corp.	(101,350)	(634,451)

Health Care Technology
Castlight Health, Inc.	(30,750)	(110,700)

Homebuilding
New Home Co. Inc. (The)	(62,650)	(697,295)

Homefurnishing Retail
Restoration Hardware Holdings, Inc.	(37,900)	(1,639,933)

Household Products
Orchids Paper Products Co.	(8,550)	(262,228)

Industrial Conglomerates
Roper Technologies, Inc.	(500)	(88,045)

	Shares	Value
Industrial Machinery
Colfax Corp.	(24,850)	$(805,885)
Middleby Corp. (The)	(23,400)	(2,565,576)
Proto Labs, Inc.	(20,450)	(1,223,523)
		(4,594,984)

Integrated Oil & Gas
Chevron Corp.	(25,650)	(2,620,917)
Exxon Mobil Corp.	(29,750)	(2,629,900)
		(5,250,817)

Internet Software & Services
Amber Road, Inc.	(26,950)	(132,325)
Hortonworks, Inc.	(176,400)	(2,040,948)
Pandora Media, Inc.	(213,850)	(2,123,530)
TrueCar, Inc.	(86,950)	(594,738)
Twitter, Inc.	(179,350)	(2,622,097)
Yelp Inc.	(12,150)	(255,150)
		(7,768,788)

Investment Banking & Brokerage
Investment Technology Group, Inc.	(10,550)	(205,936)

IT Consulting & Other Services
Mattersight Corp.	(20,950)	(82,752)

Leisure Products
Arctic Cat Inc.	(37,200)	(618,636)
Polaris Industries Inc.	(17,300)	(1,693,324)
		(2,311,960)

Life Sciences Tools & Services
Accelerate Diagnostics, Inc.	(59,950)	(752,373)
Illumina, Inc.	(12,450)	(1,680,625)
NanoString Technologies, Inc.	(16,350)	(260,292)
		(2,693,290)

Motorcycle Manufacturers
Kandi Technologies Group Inc. (China)	(48,150)	(346,198)

Movies & Entertainment
Lions Gate Entertainment Corp.	(107,750)	(2,392,050)

Multi-Utilities
Dominion Resources, Inc.	(14,900)	(1,064,903)

Oil & Gas Drilling
Unit Corp.	(19,000)	(240,540)

Oil & Gas Equipment & Services
Bristow Group, Inc.	(32,650)	(748,338)
Helix Energy Solutions Group Inc.	(76,050)	(656,312)
ION Geophysical Corp.	(14,150)	(129,614)
Schlumberger Ltd.	(33,050)	(2,655,237)
SEACOR Holdings Inc.	(11,350)	(667,039)
		(4,856,540)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco All Cap Market Neutral Fund

	Shares	Value
Oil & Gas Exploration & Production
Gulfport Energy Corp.	(49,950)	$(1,563,435)
Memorial Resource Development Corp.	(179,700)	(2,350,476)
Rice Energy Inc.	(82,500)	(1,428,075)
SM Energy Co.	(27,250)	(849,110)
Southwestern Energy Co.	(195,100)	(2,620,193)
Whiting Petroleum Corp.	(188,050)	(2,256,600)
		(11,067,889)

Oil & Gas Refining & Marketing
Pacific Ethanol, Inc.	(111,250)	(526,212)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(68,150)	(2,649,672)
Dorian LPG Ltd.	(70,800)	(719,328)
Golar LNG Ltd. (Bermuda)	(88,750)	(1,471,475)
Pembina Pipeline Corp. (Canada)	(18,800)	(563,812)
SemGroup Corp.–Class A	(35,600)	(1,091,496)
		(6,495,783)

Packaged Foods & Meats
Freshpet, Inc.	(21,250)	(175,950)
Inventure Foods, Inc.	(56,200)	(402,392)
		(578,342)

Pharmaceuticals
Aerie Pharmaceuticals, Inc.	(29,550)	(468,663)
Akorn, Inc.	(100,500)	(2,557,725)
Allergan PLC	(12,100)	(2,620,376)
Corium International, Inc.	(71,724)	(321,323)
Egalet Corp.	(79,250)	(540,485)
Endo International PLC	(92,300)	(2,492,100)
Omeros Corp.	(14,950)	(198,088)
XenoPort Inc.	(53,400)	(234,960)
		(9,433,720)

Property & Casualty Insurance
Allied World Assurance Company Holdings, AG	(24,150)	(859,257)
White Mountains Insurance Group, Ltd.	(1,200)	(996,000)
		(1,855,257)

Real Estate Development
Howard Hughes Corp. (The)	(13,300)	(1,398,761)

Real Estate Services
Kennedy-Wilson Holdings Inc.	(34,650)	(748,786)

Regional Banks
Pacific Mercantile Bancorp	(45,200)	(339,452)
United Bankshares, Inc.	(16,600)	(642,254)
		(981,706)

Reinsurance
Greenlight Capital Re, Ltd.–Class A	(52,220)	(1,124,297)

Residential REIT’s
Bluerock Residential Growth REIT, Inc.	(11,100)	(121,434)

	Shares	Value
Restaurants
Chipotle Mexican Grill, Inc.	(6,380)	$(2,685,789)
Habit Restaurants, Inc. (The)	(28,900)	(484,075)
Kona Grill, Inc.	(32,150)	(428,238)
		(3,598,102)

Semiconductors
Cypress Semiconductor Corp.	(278,600)	(2,515,758)
Micron Technology, Inc.	(150,450)	(1,617,338)
Qorvo, Inc.	(42,250)	(1,902,518)
SunPower Corp.	(30,150)	(607,221)
		(6,642,835)

Silver
Silver Wheaton Corp. (Canada)	(138,850)	(2,908,908)

Specialty Chemicals
Platform Specialty Products Corp.	(191,500)	(1,972,450)
Senomyx, Inc.	(67,650)	(165,743)
		(2,138,193)

Specialty Properties
OUTFRONT Media Inc.	(53,550)	(1,161,500)

Specialty Stores
Cabela’s Inc.	(50,250)	(2,620,538)

Steel
Allegheny Technologies Inc.	(49,100)	(802,294)
United States Steel Corp.	(96,450)	(1,843,160)
		(2,645,454)

Systems Software
FireEye, Inc.	(44,850)	(778,148)
NetSuite Inc.	(34,150)	(2,767,516)
Proofpoint, Inc.	(31,500)	(1,835,190)
Tableau Software, Inc.–Class A	(46,750)	(2,416,975)
		(7,797,829)

Technology Hardware, Storage & Peripherals
Nimble Storage, Inc.	(56,200)	(414,756)

Thrifts & Mortgage Finance
EverBank Financial Corp.	(33,450)	(504,426)
LendingTree, Inc.	(18,500)	(1,655,195)
		(2,159,621)

Tobacco
Reynolds American, Inc.	(54,400)	(2,698,240)

Trading Companies & Distributors
W.W. Grainger, Inc.	(10,350)	(2,427,282)

Trucking
Ryder System, Inc.	(4,200)	(289,464)
Total Equity Securities — Short		$(174,010,294)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco All Cap Market Neutral Fund

Portfolio Composition

By sector, based on total net assets

as of April 30, 2016

	Equity Securities		Gross	Net
	Long[1]	Short[2]	Exposure[3]	Exposure[4]
Health Care	21.2%	21.7%	42.9%	(0.5)%
Energy	15.2	14.6	29.8	0.6
Information Technology	13.8	16.3	30.1	(2.5)
Consumer Discretionary	12.6	12.5	25.1	0.1
Materials	9.0	7.7	16.7	1.3
Industrials	7.6	6.2	13.8	1.4
Financials	7.1	7.4	14.5	(0.3)
Consumer Staples	2.6	2.3	4.9	0.3
Utilities	—	0.6	0.6	(0.6)
Money Market Funds Plus Other Assets Less Liabilities	10.9	—	10.9	10.9
Total	100.0	89.3	189.3	10.7

[1]	Represents the value of the equity securities in the portfolio.
[2]	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
[3]	Represents the cumulative exposure of the Fund’s long and short positions.
[4]	Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco All Cap Market Neutral Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $152,538,826)	$173,577,167
Investments in affiliated money market funds, at value and cost	19,138,816
Total investments, at value (Cost $171,677,642)	192,715,983
Receivable for:
Deposits with brokers for swap agreements	48,526
Investments sold	8,602,337
Fund shares sold	608,397
Dividends and interest	86,572
Fund expenses absorbed	14,347
Investment for trustee deferred compensation and retirement plans	5,008
Unrealized appreciation on swap agreements — OTC	3,849,792
Other assets	56,078
Total assets	205,987,040

Liabilities:
Payable for:
Investments purchased	1,034,625
Fund shares reacquired	1,262,143
Amount due custodian	8,602,337
Swaps payable	63,129
Accrued fees to affiliates	76,600
Accrued trustees’ and officers’ fees and benefits	1,501
Accrued other operating expenses	43,534
Trustee deferred compensation and retirement plans	5,008
Unrealized depreciation on swap agreements — OTC	58,763
Total liabilities	11,147,640
Net assets applicable to shares outstanding	$194,839,400

Net assets consist of:
Shares of beneficial interest	$205,180,464
Undistributed net investment income (loss)	(575,072)
Undistributed net realized gain (loss)	(34,595,362)
Net unrealized appreciation	24,829,370
$194,839,400

Net Assets:
Class A	$56,642,487
Class C	$13,341,316
Class R	$225,126
Class Y	$55,611,308
Class R5	$511,027
Class R6	$68,508,136

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,568,403
Class C	1,333,004
Class R	22,256
Class Y	5,442,762
Class R5	50,001
Class R6	6,708,337
Class A:
Net asset value per share	$10.17
Maximum offering price per share
(Net asset value of $10.17 ÷ 94.50%)	$10.76
Class C:
Net asset value and offering price per share	$10.01
Class R:
Net asset value and offering price per share	$10.12
Class Y:
Net asset value and offering price per share	$10.22
Class R5:
Net asset value and offering price per share	$10.22
Class R6:
Net asset value and offering price per share	$10.21

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco All Cap Market Neutral Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $10,001)	$709,585
Dividends from affiliated money market funds	26,298
Total investment income	735,883

Expenses:
Advisory fees	737,049
Administrative services fees	24,863
Custodian fees	11,755
Distribution fees:
Class A	57,810
Class C	39,700
Class R	256
Transfer agent fees — A, C, R and Y	85,468
Transfer agent fees — R5	12
Transfer agent fees — R6	71
Trustees’ and officers’ fees and benefits	9,411
Registration and filing fees	44,379
Reports to shareholders	6,163
Professional services fees	30,341
Other	12,417
Total expenses	1,059,695
Less: Fees waived and expenses reimbursed	(159,256)
Net expenses	900,439
Net investment income (loss)	(164,556)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	1,810,271
Swap agreements	(34,238,689)
(32,428,418)
Change in net unrealized appreciation of:
Investment securities	20,027,038
Swap agreements	3,437,554
23,464,592
Net realized and unrealized gain (loss)	(8,963,826)
Net increase (decrease) in net assets resulting from operations	$(9,128,382)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco All Cap Market Neutral Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(164,556)	$(478,489)
Net realized gain (loss)	(32,428,418)	2,942,975
Change in net unrealized appreciation (depreciation)	23,464,592	(223,209)
Net increase (decrease) in net assets resulting from operations	(9,128,382)	2,241,277

Distributions to shareholders from net investment income:
Class A	(1,996,674)	—
Class C	(342,508)	—
Class R	(5,987)	—
Class Y	(2,153,585)	—
Class R5	(67,476)	—
Class R6	(84,398)	—
Total distributions from net investment income	(4,650,628)	—

Share transactions–net:
Class A	49,805,038	2,123,323
Class C	12,529,223	837,576
Class R	215,505	(19,669)
Class Y	43,154,639	1,182,147
Class R5	—	(112,330)
Class R6	70,056,606	83,572
Net increase in net assets resulting from share transactions	175,761,011	4,094,619
Net increase in net assets	161,982,001	6,335,896

Net assets:
Beginning of period	32,857,399	26,521,503
End of period (includes undistributed net investment income (loss) of $(575,072) and $4,240,112, respectively)	$194,839,400	$32,857,399

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco All Cap Market Neutral Fund

Statement of Cash Flows

For the six months ended April 30, 2016

(Unaudited)

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(9,128,382)

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by (used in) operating activities:
Purchases of investments	(221,625,292)
Net change in unrealized appreciation from swap agreements	(3,437,554)
Proceeds from sales of investments	90,475,827
Increase in receivables and other assets	(148,542)
Increase in accrued expenses and other payables	68,683
Net realized gain from investment securities	(1,810,271)
Net change in unrealized appreciation on investment securities	(20,027,038)
Net cash provided by (used in) operating activities	(165,632,569)

Cash provided by financing activities:
Dividends paid to shareholders from net investment income	(1,344,801)
Proceeds from shares of beneficial interest sold	232,332,485
Increase in payable for amount due custodian	8,602,337
Disbursements from shares of beneficial interest reacquired	(58,770,615)
Net cash provided by financing activities	180,819,406
Net increase in cash and cash equivalents	15,186,837
Cash at beginning of period	3,951,979
Cash at end of period	$19,138,816

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco All Cap Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for

14                         Invesco All Cap Market Neutral Fund

unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date. Premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain

15                         Invesco All Cap Market Neutral Fund

tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with broker on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

16                         Invesco All Cap Market Neutral Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $73,706 and reimbursed class level expenses of $44,214, $7,591, $98, $33,565, $12 and $70 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $22,826 in front-end sales commissions from the sale of Class A shares and $469 from Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

17                         Invesco All Cap Market Neutral Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$192,715,983	$—	$—	$192,715,983
Swap Agreements*	—	3,791,029	—	3,791,029
Total Investments	$192,715,983	$3,791,029	$—	$196,507,012

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements(a)	$3,849,792	$(58,763)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain (Loss):
Equity risk	$(34,238,689)
Change in Net Unrealized Appreciation:
Equity risk	3,437,554
Total	$(30,801,135)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$118,508,147

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

18                         Invesco All Cap Market Neutral Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Morgan Stanley & Co. LLC	$3,849,792	$(121,892)	$—	$—	$3,727,900

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Morgan Stanley & Co. LLC	$121,892	$(121,892)	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,955,503	$—	$1,955,503

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $220,924,186 and $97,100,967, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$24,540,914
Aggregate unrealized (depreciation) of investment securities	(3,714,013)
Net unrealized appreciation of investment securities	$20,826,901

Cost of investments for tax purposes is $171,889,082.

19                         Invesco All Cap Market Neutral Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	8,670,036	$92,921,843	1,145,421	$12,745,791
Class C	1,531,130	16,153,748	193,382	2,124,532
Class R	21,985	232,925	23,122	252,070
Class Y	4,979,045	53,056,940	1,461,895	16,219,741
Class R6(b)	6,652,245	70,122,411	12,424	134,891

Issued as reinvestment of dividends:
Class A	132,013	1,395,381	—	—
Class C	32,714	341,202	—	—
Class R	444	4,665	—	—
Class Y	145,868	1,547,658	—	—
Class R6	1,595	16,921	—	—

Reacquired:
Class A	(4,308,648)	(44,512,186)	(980,822)	(10,622,468)
Class C	(381,546)	(3,965,727)	(123,275)	(1,286,956)
Class R	(2,086)	(22,085)	(24,922)	(271,739)
Class Y	(1,094,195)	(11,449,959)	(1,416,243)	(15,037,594)
Class R5	—	—	(10,386)	(112,330)
Class R6	(7,738)	(82,726)	(4,685)	(51,319)
Net increase in share activity	16,372,862	$175,761,011	275,911	$4,094,619

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 39% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 40% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser. Affiliated mutual funds are mutual funds that are advised by Invesco.
(b)	On February 18, 2016, 6,524,352 Class R6 shares valued at $68,766,670 were sold to affiliated mutual funds.

20                         Invesco All Cap Market Neutral Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (including interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense and dividends on short sales expense) without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Ratio of interest expense and dividends on short sales to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$11.92	$(0.02)	$(0.40)	$(0.42)	$(1.33)	$10.17	(3.92)%	$56,642	1.62	%(d)	1.93	%(d)	1.61	%(d)	1.92	%(d)	(0.36	)%(d)	0.62	%(d)	92%
Year ended 10/31/15	10.70	(0.20)	1.42	1.22	—	11.92	11.40	12,812	3.69		4.62		1.60		2.53		(1.85)		2.09		175
Year ended 10/31/14(e)	10.00	(0.27)	0.97	0.70	—	10.70	7.00	9,742	4.53	(f)	7.28	(f)	1.60	(f)	4.35	(f)	(3.03	)(f)	2.93	(f)	105
Class C
Six months ended 04/30/16	11.76	(0.06)	(0.39)	(0.45)	(1.30)	10.01	(4.27)	13,341	2.37	(d)	2.68	(d)	2.36	(d)	2.67	(d)	(1.11	)(d)	0.62	(d)	92
Year ended 10/31/15	10.63	(0.28)	1.41	1.13	—	11.76	10.63	1,772	4.44		5.37		2.35		3.28		(2.60)		2.09		175
Year ended 10/31/14(e)	10.00	(0.34)	0.97	0.63	—	10.63	6.30	857	5.28	(f)	8.03	(f)	2.35	(f)	5.10	(f)	(3.78	)(f)	2.93	(f)	105
Class R
Six months ended 04/30/16	11.86	(0.03)	(0.39)	(0.42)	(1.32)	10.12	(3.96)	225	1.87	(d)	2.18	(d)	1.86	(d)	2.17	(d)	(0.61	)(d)	0.62	(d)	92
Year ended 10/31/15	10.68	(0.22)	1.40	1.18	—	11.86	11.05	23	3.94		4.87		1.85		2.78		(2.10)		2.09		175
Year ended 10/31/14(e)	10.00	(0.29)	0.97	0.68	—	10.68	6.80	40	4.78	(f)	7.53	(f)	1.85	(f)	4.60	(f)	(3.28	)(f)	2.93	(f)	105
Class Y
Six months ended 04/30/16	11.97	(0.01)	(0.39)	(0.40)	(1.35)	10.22	(3.76)	55,611	1.37	(d)	1.68	(d)	1.36	(d)	1.67	(d)	(0.11	)(d)	0.62	(d)	92
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	11.97	11.66	16,907	3.44		4.37		1.35		2.28		(1.60)		2.09		175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	—	10.72	7.20	14,651	4.28	(f)	7.03	(f)	1.35	(f)	4.10	(f)	(2.78	)(f)	2.93	(f)	105
Class R5
Six months ended 04/30/16	11.97	(0.01)	(0.39)	(0.40)	(1.35)	10.22	(3.76)	511	1.37	(d)	1.49	(d)	1.36	(d)	1.48	(d)	(0.11	)(d)	0.62	(d)	92
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	11.97	11.66	599	3.44		4.28		1.35		2.19		(1.60)		2.09		175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	—	10.72	7.20	648	4.28	(f)	7.00	(f)	1.35	(f)	4.07	(f)	(2.78	)(f)	2.93	(f)	105
Class R6
Six months ended 04/30/16	11.97	(0.01)	(0.40)	(0.41)	(1.35)	10.21	(3.85)	68,508	1.37	(d)	1.49	(d)	1.36	(d)	1.48	(d)	(0.11	)(d)	0.62	(d)	92
Year ended 10/31/15	10.72	(0.17)	1.42	1.25	—	11.97	11.66	745	3.44		4.28		1.35		2.19		(1.60)		2.09		175
Year ended 10/31/14(e)	10.00	(0.25)	0.97	0.72	—	10.72	7.20	584	4.28	(f)	6.99	(f)	1.35	(f)	4.06	(f)	(2.78	)(f)	2.93	(f)	105

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $46,502, $7,984, $103, $35,302, $543 and $28,143 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

21                         Invesco All Cap Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$960.80	$7.85	$1,016.86	$8.07	1.61%
C	1,000.00	957.30	11.48	1,013.13	11.81	2.36
R	1,000.00	960.40	9.07	1,015.61	9.32	1.86
Y	1,000.00	962.40	6.64	1,018.10	6.82	1.36
R5	1,000.00	961.60	6.63	1,018.10	6.82	1.36
R6	1,000.00	962.40	6.64	1,018.10	6.82	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22                         Invesco All Cap Market Neutral Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	ACMN-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Balanced-Risk Allocation Fund
Nasdaq:
A: ABRZX ¡ B: ABRBX ¡ C: ABRCX ¡ R: ABRRX ¡ Y: ABRYX ¡ R5: ABRIX ¡ R6: ALLFX

2 Fund Performance
4 Letters to Shareholders
5 Consolidated Schedule of Investments
9 Consolidated Financial Statements
11 Notes to Consolidated Financial Statements
20 Financial Highlights
21 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.28%
Class B Shares	1.87
Class C Shares	1.87
Class R Shares	2.08
Class Y Shares	2.39
Class R5 Shares	2.43
Class R6 Shares	2.48
S&P 500 Index▼ (Broad Market Index)	0.43
Custom Invesco Balanced-Risk Allocation Broad Index■ (Style-Specific Index)	1.57
Custom Invesco Balanced-Risk Allocation Style Index■ (Style-Specific Index)	0.62
Lipper Alternative Global Macro Funds Index¿ (Peer Group Index)	-0.04
Source(s): ▼FactSet Research Systems Inc.; ■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Custom Invesco Balanced-Risk Allocation Broad Index consists of 60% S&P 500 Index and 40% Barclays U.S. Aggregate Index.

The Custom Invesco Balanced-Risk Allocation Style Index consists of 60% MSCI World Index and 40% Barclays U.S. Aggregate Index. Effective December 1, 2009, the fixed income component of the Custom Balanced-Risk Allocation Style Index changed from the JP Morgan GBI Global (Traded) Index to the Barclays U.S. Aggregate Index.

The Lipper Alternative Global Macro Funds Index is an unmanaged index considered representative of alternative global macro funds tracked by Lipper.

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The JP Morgan GBI Global (Traded) Index is a total return, market capitalization weighted index, rebalanced monthly, consisting of the following countries: Australia, Germany, Spain, Belgium, Italy, Sweden, Canada, Japan, the United Kingdom, Denmark, the Netherlands and the United States.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Balanced-Risk Allocation Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.53%
5 Years	3.80
1 Year	-8.66

Class B Shares
Inception (6/2/09)	6.59%
5 Years	3.88
1 Year	-8.65

Class C Shares
Inception (6/2/09)	6.59%
5 Years	4.19
1 Year	-5.04

Class R Shares
Inception (6/2/09)	7.11%
5 Years	4.71
1 Year	-3.64

Class Y Shares
Inception (6/2/09)	7.67%
5 Years	5.25
1 Year	-3.13

Class R5 Shares
Inception (6/2/09)	7.68%
5 Years	5.27
1 Year	-3.09

Class R6 Shares
Inception	7.61%
5 Years	5.26
1 Year	-2.95

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/2/09)	6.15%
5 Years	3.71
1 Year	-11.08

Class B Shares
Inception (6/2/09)	6.23%
5 Years	3.79
1 Year	-10.96

Class C Shares
Inception (6/2/09)	6.23%
5 Years	4.11
1 Year	-7.44

Class R Shares
Inception (6/2/09)	6.75%
5 Years	4.63
1 Year	-6.11

Class Y Shares
Inception (6/2/09)	7.30%
5 Years	5.15
1 Year	-5.74

Class R5 Shares
Inception (6/2/09)	7.32%
5 Years	5.18
1 Year	-5.61

Class R6 Shares
Inception	7.23%
5 Years	5.15
1 Year	-5.56

CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expensese currently or in the past, returns would have been lower. See current prospectus for more information.

1	The expense ratio includes acquired fund fees and expenses of the underlying funds in which the Fund invests of 0.06% for Invesco Balanced-Risk Allocation Fund.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.27%, 2.02%, 2.02%, 1.52%, 1.02%, 0.99% and 0.89%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.32%, 2.07%, 2.07%, 1.57%, 1.07%, 1.04% and 0.94%, respectively.1 The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The

3	Invesco Balanced-Risk Allocation Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Balanced-Risk Allocation Fund

Consolidated Schedule of Investments

April 30, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–37.16%
U.S. Treasury Bills–7.62%(a)
U.S. Treasury Bills	0.47%	07/07/2016	$37,600,000	$37,589,999
U.S. Treasury Bills	0.43%	07/28/2016	233,180,000	233,067,247
U.S. Treasury Bills	0.45%	08/25/2016	48,160,000	48,121,525
U.S. Treasury Bills	0.46%	09/08/2016	35,150,000	35,121,651
U.S. Treasury Bills	0.51%	09/15/2016	65,830,000	65,767,805
				419,668,227

U.S. Treasury Notes–29.54%
U.S. Treasury Notes(b)	0.31%	07/31/2016	603,420,000	603,488,530
U.S. Treasury Notes(b)	0.51%	01/31/2018	541,980,000	543,148,850
U.S. Treasury Notes(b)	0.44%	04/30/2018	479,266,000	479,321,406
				1,625,958,786
Total U.S. Treasury Securities (Cost $2,044,093,644)				2,045,627,013

		Expiration Date
Commodity-Linked Securities–4.96%
Canadian Imperial Bank of Commerce, Commodity-Linked EMTN, U.S. Federal Funds Effective Rate minus 0.02% (linked to Canadian Imperial Bank of Commerce Custom 4 Agriculture Commodity Index, multiplied by 2) (Canada)(c)		02/13/2017	68,000,000	84,819,092
Cargill, Inc., Commodity-Linked Notes, one month LIBOR rate minus 0.10% (linked to the Monthly Rebalance Commodity Excess Return Index, multiplied by 2)(c)		02/27/2017	105,000,000	128,876,523
RBC Capital Markets, LLC, Commodity-Linked Notes, U.S. Federal Funds Effective Rate minus 0.04% (linked to the RBC Enhanced Agricultural Basket 03 Excess Return Index, multiplied by 2) (Canada)(c)		02/28/2017	47,500,000	59,369,960
Total Commodity-Linked Securities (Cost $220,500,000)				273,065,575

			Shares
Money Market Funds–51.99%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)			382,899,588	382,899,588
Premier Portfolio–Institutional Class, 0.39%(d)			382,899,588	382,899,588
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.44%(d)			351,544,044	351,544,044
Treasury Portfolio–Institutional Class, 0.24%(d)			1,745,108,501	1,745,108,501
Total Money Market Funds (Cost $2,862,451,721)				2,862,451,721
TOTAL INVESTMENTS–94.11% (Cost $5,127,045,365)				5,181,144,309
OTHER ASSETS LESS LIABILITIES–5.89%				324,032,349
NET ASSETS–100.00%				$5,505,176,658

Open Futures Contracts at Period-End(e)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long	2,400	July-2016	$113,688,000	$19,386,881
Gasoline Reformulated Blendstock Oxygenate Blending	Long	1,825	June-2016	122,977,260	6,010,253
Heating Oil	Long	575	June-2016	33,471,900	5,514,506
Natural Gas	Long	900	December-2016	27,252,000	2,825,210
Silver	Long	2,320	July-2016	206700,400	7,298,394
WTI Crude	Long	1,825	October-2016	87,198,500	12,457,726
Subtotal — Commodity Risk					$53,492,970

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Balanced-Risk Allocation Fund

Open Futures Contracts at Period-End(e)—(continued)
Futures Contracts (continued)	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long		11,950	June-2016	$ 407,353,255	$3,039,116
E-Mini S&P 500 Index	Long		3,750	June-2016	386,081,250	7,794,477
FTSE 100 Index	Long		5,000	June-2016	453,833,190	8,865,591
Hang Seng Index	Long		2,520	May-2016	338,744,086	(6,248,973)
Russell 2000 Index Mini	Long		2,950	June-2016	332,966,500	12,097,498
Tokyo Stock Price Index	Long		3,620	June-2016	451,245,595	(1,931,759)
Subtotal — Equity Risk						$23,615,950

Australian 10 Year Bonds	Long		10,070	June-2016	$1,000,435,908	$4,781,723
Canada 10 Year Bonds	Long		9,710	June-2016	1,076,816,831	(22,412,065)
Euro Bonds	Long		1,210	June-2016	224,286,440	(975,700)
Long Gilt	Long		4,070	June-2016	711,246,908	(10,675,521)
U.S. Treasury 20 Year Bonds	Long		3,170	June-2016	517,700,625	(5,243,177)
Subtotal — Interest Rate Risk						$(34,524,740)
Total Future Contracts						$42,584,180

Open Over-The-Counter Total Return Swap Agreements at Period-End
Long Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value(f)	Unrealized Appreciation (Depreciation)
Receive a return equal to Barclays Commodity Strategy 1452 Excess Return Index and pay the product of (i) 0.33% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	174,500	October-2016	$ 69,036,336	$3,537,324
Receive a return equal to Barclays Commodity Strategy 1718 Excess Return Index and pay the product of (i) 0.45% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	272,000	January-2017	73,694,130	4,729,101
Receive a return equal to CIBC Dynamic Roll LME Copper Excess Return Index and pay the product of (i) 0.30% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Canadian Imperial Bank of Commerce	1,795,000	April-2017	105,940,900	9,246,584
Receive a return equal to Monthly Rebalance Commodity Excess Return Index and pay the product of (i) 0.47% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Cargill, Inc.	99,000	January-2017	85,185,401	0
Receive a return equal to Single Commodity Index Excess Return and pay the product of (i) 0.12% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Cargill, Inc.	102,000	January-2017	93,746,731	0
Receive a return equal to Goldman Sachs Alpha Basket B797 Excess Return Strategy and pay the product of (i) 0.40% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	998,000	January-2017	76,688,665	8,514,036
Receive a return equal to J.P. Morgan Contag Beta Gas Oil Excess Return Index and pay the product of (i) 0.25% of the Notional value multiplied by (ii) days in the period divided by 365	Long	J.P. Morgan Chase Bank, N.A.	191,000	April-2017	36,439,515	1,433,264
Receive a return equal to S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional value multiplied by (ii) days in the period divided by 365	Long	J.P. Morgan Chase Bank, N.A.	760,000	October-2016	77,988,160	3,836,024

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Balanced-Risk Allocation Fund

Open Over-The-Counter Total Return Swap Agreements at Period-End—(continued)
Long Swap Agreements (continued)	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value(f)	Unrealized Appreciation (Depreciation)
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	606,000	June-2016	$ 102,251,774	$0
Receive a return equal to the MLCX Aluminum Annual ER Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Merrill Lynch International	20,000	September-2016	1,917,349	0
Receive a return equal to S&P GSCI Aluminum Dynamic Roll Index Excess Return and pay the product of (i) 0.38% of the Notional value multiplied by (ii) days in the period divided by 365	Long	Morgan Stanley Capital Services LLC	1,305,000	October-2016	113,455,265	7,829,478
Subtotal — Commodity Risk						$39,125,811
Receive a return equal to Hang Seng Index Futures multiplied by the Notional Value	Long	Goldman Sachs International	480	May-2016	64,522,683	$(1,113,897)
Subtotal — Equity Risk						$(1,113,897)
Receive a return equal to Macquarie CGB 10 Year Index and pay the product of (i) 0.34% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Macquarie Bank Ltd.	700,000	June-2016	CAD 127,026,620	$343,013
Subtotal — Interest Rate Risk						$343,013
Total Swap Agreements						$38,354,927

Investment Abbreviations:

CAD	– Canadian Dollar
CGB	– Canadian Government Bond
EMTN	– Euro Medium Term Notes
LIBOR	– London Interbank Offered Rate

Index Information:

Canadian Imperial Bank of Commerce Custom 4 Agriculture Index

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Cocoa, Coffee ‘C’, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean meal, Soybean oil, Sugar and Wheat.

Monthly Rebalance Commodity Excess Return Index	– a commodity index composed of futures contracts on Coffee ‘C’, Corn, Cotton No.2, Soybean Meal, Soybeal Oil, Soybeans, Sugar No.11 and Wheat.
RBC Enhanced Agricultural Basket 02 Excess Return Index	– a commodity index composed of futures contracts on Corn, Coffee, Wheat, Cotton, Soybeans, Soybean meal, Soybean oil and Sugar.
Barclays Commodity Strategy 1452 Excess Return Index	– a commodity index that provide exposure to future contracts on Copper.
Barclays Commodity Strategy 1718 Excess Return Index	– a commodity index that provide exposure to future contracts on Cocoa, Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybean Meal, Soybean Oil, Soybeans, Sugar and Wheat.
Single Commodity Index Excess Return	– a commodity index that provide exposure to future contracts on Gold.
Goldman Sachs Alpha Basket B797 Excess Return Strategy

– a basket of indices that provide exposure to various components of the agriculture markets. The underlying commodities comprising the indices are: Coffee, Corn, Cotton, Lean Hogs, Live Cattle, Soybeans, Soybean Oil, Soybean Meal, Sugar, Wheat and Cocoa.

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2016.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $273,065,575, which represented 4.96% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(e)	Futures collateralized by $279,820,000 cash held with Merrill Lynch, the futures commission merchant.
(f)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Balanced-Risk Allocation Fund

Target Risk Allocation and Notional Asset Weights as of 04/30/2016

By asset class

Asset Class	Target Risk Allocation*	Notional Asset Weights**
Equities	46.16%	42.48%
Fixed Income	22.75	65.35
Commodities	31.09	32.24
Total	100.00	140.07

*	Reflects the risk that each asset class is expected to contribute to the overall risk of the Fund as measured by standard deviation and estimates of risk based on historical data. Standard deviation measures the annualized fluctuations (volatility) of monthly returns.
**	Proprietary models determine the Notional Asset Weights necessary to achieve the Target Risk Allocations. Total Notional Asset Weight greater than 100% is achieved through derivatives and other instruments that create leverage.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $2,264,593,644)	$2,318,692,588
Investments in affiliated money market funds, at value and cost	2,862,451,721
Total investments, at value (Cost $5,127,045,365)	5,181,144,309
Receivable for:
Deposits with brokers for open futures contracts and swap agreements	303,538,335
Fund shares sold	5,048,809
Dividends and interest	2,551,189
Investments matured	479,266,000
Swaps receivables	15,742,266
Investment for trustee deferred compensation and retirement plans	539,248
Unrealized appreciation on swap agreements — OTC	39,468,824
Other assets	176,368
Total assets	6,027,475,348

Liabilities:
Payable for:
Investments purchased	479,277,705
Fund shares reacquired	14,047,738
Dividends	96
Swaps payable	216,397
Variation margin — futures	23,579,028
Accrued fees to affiliates	3,135,645
Accrued trustees’ and officers’ fees and benefits	8,745
Accrued other operating expenses	277,223
Trustee deferred compensation and retirement plans	642,216
Unrealized depreciation on swap agreements — OTC	1,113,897
Total liabilities	522,298,690
Net assets applicable to shares outstanding	$5,505,176,658

Net assets consist of:
Shares of beneficial interest	$5,414,874,284
Undistributed net investment income (loss)	(14,959,430)
Undistributed net realized gain (loss)	(29,776,247)
Net unrealized appreciation	135,038,051
$5,505,176,658

Net Assets:
Class A	$1,918,451,776
Class B	$10,373,161
Class C	$1,332,640,214
Class R	$23,948,640
Class Y	$1,789,860,031
Class R5	$141,454,062
Class R6	$288,448,774

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	177,987,640
Class B	996,743
Class C	128,050,480
Class R	2,250,600
Class Y	164,262,115
Class R5	12,976,981
Class R6	26,450,168
Class A:
Net asset value per share	$10.78
Maximum offering price per share
(Net asset value of $10.78 ÷ 94.50%)	$11.41
Class B:
Net asset value and offering price per share	$10.41
Class C:
Net asset value and offering price per share	$10.41
Class R:
Net asset value and offering price per share	$10.64
Class Y:
Net asset value and offering price per share	$10.90
Class R5:
Net asset value and offering price per share	$10.90
Class R6:
Net asset value and offering price per share	$10.91

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Interest	$3,778,389
Dividends from affiliated money market funds	3,257,880
Total investment income	7,036,269

Expenses:
Advisory fees	25,695,932
Administrative services fees	327,947
Distribution fees:
Class A	2,538,893
Class B	57,614
Class C	6,911,537
Class R	57,630
Transfer agent fees — A, B, C, R and Y	3,607,595
Transfer agent fees — R5	51,870
Transfer agent fees — R6	1,916
Trustees’ and officers’ fees and benefits	96,962
Reports to shareholders	16,416
Other	99,356
Total expenses	39,463,668
Less: Fees waived and expense offset arrangement(s)	(1,958,727)
Net expenses	37,504,941
Net investment income (loss)	(30,468,672)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(30,384,770)
Foreign currencies	(938,676)
Futures contracts	91,550,938
Swap agreements	3,378,024
63,605,516
Change in net unrealized appreciation (depreciation) of:
Investment securities	59,514,723
Futures contracts	(70,174,365)
Swap agreements	54,598,448
43,938,806
Net realized and unrealized gain	107,544,322
Net increase in net assets resulting from operations	$77,075,650

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Balanced-Risk Allocation Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(30,468,672)	$(102,432,841)
Net realized gain (loss)	63,605,516	(80,757,544)
Change in net unrealized appreciation	43,938,806	42,119,499
Net increase (decrease) in net assets resulting from operations	77,075,650	(141,070,886)

Distributions to shareholders from net investment income:
Class A	(57,902,278)	(56,654,014)
Class B	(224,978)	(243,139)
Class C	(26,864,376)	(22,928,504)
Class R	(541,614)	(492,454)
Class Y	(65,220,903)	(81,503,225)
Class R5	(4,519,268)	(4,180,439)
Class R6	(12,605,397)	(11,328,824)
Total distributions from net investment income	(167,878,814)	(177,330,599)

Distributions to shareholders from net realized gains:
Class A	(83,448,573)	(152,016,609)
Class B	(487,027)	(1,108,269)
Class C	(58,155,269)	(104,512,062)
Class R	(878,445)	(1,529,651)
Class Y	(84,286,403)	(191,523,927)
Class R5	(5,762,170)	(9,729,719)
Class R6	(15,388,645)	(25,148,843)
Total distributions from net realized gains	(248,406,532)	(485,569,080)

Share transactions–net:
Class A	(342,814,454)	(315,179,338)
Class B	(2,293,736)	(5,990,731)
Class C	(185,262,381)	(176,875,307)
Class R	(794,942)	83,322
Class Y	(683,328,524)	(777,963,492)
Class R5	(9,951,856)	(12,008,689)
Class R6	(104,195,147)	(20,668,805)
Net increase (decrease) in net assets resulting from share transactions	(1,328,641,040)	(1,308,603,040)
Net increase (decrease) in net assets	(1,667,850,736)	(2,112,573,605)

Net assets:
Beginning of period	7,173,027,394	9,285,600,999
End of period (includes undistributed net investment income (loss) of $(14,959,430) and $183,388,056, respectively)	$5,505,176,658	$7,173,027,394

Notes to Consolidated Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Allocation Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

11                         Invesco Balanced-Risk Allocation Fund

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund I Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return with a low to moderate correlation to traditional financial market indices.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

12                         Invesco Balanced-Risk Allocation Fund

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

13                         Invesco Balanced-Risk Allocation Fund

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

14                         Invesco Balanced-Risk Allocation Fund

M.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.95%
Next $250 million	0.925%
Next $500 million	0.90%
Next $1.5 billion	0.875%
Next $2.5 billion	0.85%
Next $2.5 billion	0.825%
Next $2.5 billion	0.80%
Over $10 billion	0.775%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.86%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $1,951,421.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class

15                         Invesco Balanced-Risk Allocation Fund

of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $179,215 in front-end sales commissions from the sale of Class A shares and $27,614, $2,277 and $83,162 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$2,862,451,721	$—	$—	$2,862,451,721
U.S. Treasury Securities	—	2,045,627,013	—	2,045,627,013
Commodity-Linked Securities	—	273,065,575	—	273,065,575
	2,862,451,721	2,318,692,588	—	5,181,144,309
Futures Contracts*	42,584,180	—	—	42,584,180
Swap Agreements*	—	38,354,927	—	38,354,927
Total Investments	$2,905,035,901	$2,357,047,515	$—	$5,262,083,416

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$53,492,970	$—
Swap agreements(b)	39,125,811	—
Equity risk:
Futures contracts(a)	$31,796,682	$(8,180,732)
Swap agreements(b)	—	(1,113,897)
Interest rate risk:
Futures contracts(a)	$4,781,723	$(39,306,463)
Swap agreements(b)	343,013	—
Total	$129,540,199	$(48,601,092)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

16                         Invesco Balanced-Risk Allocation Fund

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(15,330,392)	$8,984,317
Equity risk	(84,237,639)	(2,463,354)
Interest rate risk	191,118,969	(3,142,939)
Change in Net Unrealized Appreciation (Depreciation):
Commodity risk	$47,535,973	$55,369,332
Equity risk	(70,678,686)	(1,113,897)
Interest rate risk	(47,031,652)	343,013
Total	$21,376,573	$57,976,472

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$7,186,634,856	$765,369,150

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(a)
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Subsidiary
Barclays Bank PLC	$8,297,307	$(22,991)	$—	$—	$8,274,316
Canadian Imperial Bank of Commerce	9,246,584	(74,956)	—	—	9,171,628
Cargill, Inc.	11,227,395	(40,873)	—	(8,730,000)	2,456,522
Goldman Sachs & Co.	8,514,036	(37,327)	—	(7,874,766)	601,943
J.P. Morgan Securities Inc.	5,269,288	(4,161)	—	—	5,265,127
Macquarie Bank Ltd.	343,013	(4,715)	—	—	338,298
Merrill Lynch International	4,483,989	(11,621)	—	—	4,472,368
Morgan Stanley Capital Services LLC	7,829,478	(19,753)	—	(6,732,000)	1,077,725
Total	$55,211,090	$(216,397)	$—	$(23,336,766)	$31,657,927

17                         Invesco Balanced-Risk Allocation Fund

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(a)
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Fund
Goldman Sachs & Co.	$1,113,897	$—	$—	$—	$1,113,897

Subsidiary
Barclays Bank PLC	22,991	(22,991)	—	—	—
Canadian Imperial Bank of Commerce	74,956	(74,956)	—	—	—
Cargill, Inc.	40,873	(40,873)	—	—	—
Goldman Sachs & Co.	37,327	(37,327)	—	—	—
J.P. Morgan Securities Inc.	4,161	(4,161)	—	—	—
Macquarie Bank Ltd.	4,715	(4,715)	—	—	—
Merrill Lynch International	11,621	(11,621)	—	—	—
Morgan Stanley Capital Services LLC	19,753	(19,753)	—	—	—
Subtotal — Subsidiary	216,397	(216,397)	—	—	—
Total	$1,330,294	$(216,397)	$—	$—	$1,113,897

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $7,306.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2015.

18                         Invesco Balanced-Risk Allocation Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $220,500,000 and $359,476,505, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $1,021, 245,969 and $705,911,396, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$54,049,255
Aggregate unrealized (depreciation) of investment securities	(8,585)
Net unrealized appreciation of investment securities	$54,040,670

Cost of investments for tax purposes is $5,127,103,639.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	10,284,467	$107,844,442	43,654,078	$512,090,070
Class B	10,714	106,195	64,824	734,775
Class C	4,715,534	47,419,615	20,321,786	230,708,386
Class R	382,321	3,935,199	641,261	7,394,690
Class Y	21,125,045	221,729,925	84,612,580	1,001,576,661
Class R5	348,179	3,733,947	1,701,447	20,065,413
Class R6	958,697	10,474,198	3,580,174	42,622,159

Issued as reinvestment of dividends:
Class A	12,003,880	123,039,775	16,242,163	186,297,618
Class B	68,184	676,382	115,320	1,281,199
Class C	6,816,812	67,622,773	10,454,377	116,148,130
Class R	117,113	1,186,352	176,446	2,000,904
Class Y	8,632,272	89,344,012	15,160,636	175,560,162
Class R5	972,969	10,070,231	1,161,565	13,462,539
Class R6	2,695,857	27,902,119	3,133,557	36,317,925

Automatic conversion of Class B shares to Class A shares:
Class A	149,861	1,580,467	371,264	4,348,290
Class B	(155,170)	(1,580,467)	(384,362)	(4,348,290)

Reacquired:
Class A	(54,884,743)	(575,279,138)	(87,559,656)	(1,017,915,316)
Class B	(147,895)	(1,495,846)	(325,008)	(3,658,415)
Class C	(29,616,920)	(300,304,769)	(46,655,632)	(523,731,823)
Class R	(559,838)	(5,916,493)	(815,247)	(9,312,272)
Class Y	(93,437,947)	(994,402,461)	(167,648,057)	(1,955,100,315)
Class R5	(2,262,001)	(23,756,034)	(3,887,143)	(45,536,641)
Class R6	(13,838,340)	(142,571,464)	(8,438,929)	(99,608,889)
Net increase (decrease) in share activity	(125,620,949)	$(1,328,641,040)	(114,322,556)	$(1,308,603,040)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 25% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

19                         Invesco Balanced-Risk Allocation Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$11.27	$(0.05)	$0.27	$0.22	$(0.29)	$(0.42)	$(0.71)	$10.78	2.28%	$1,918,452	1.19	%(d)	1.26	%(d)	(0.96	)%(d)	51%
Year ended 10/31/15	12.36	(0.14)	(0.05)	(0.19)	(0.24)	(0.66)	(0.90)	11.27	(1.64)	2,371,657	1.21		1.26		(1.16)		10
Year ended 10/31/14	12.88	(0.14)	0.53	0.39	—	(0.91)	(0.91)	12.36	3.52	2,938,957	1.20		1.24		(1.16)		72
Year ended 10/31/13	12.88	(0.14)	0.78	0.64	(0.29)	(0.35)	(0.64)	12.88	5.15	4,229,859	1.14		1.21		(1.07)		0
Year ended 10/31/12	12.01	(0.13)	1.46	1.33	(0.34)	(0.12)	(0.46)	12.88	11.39	3,600,577	1.10		1.22		(1.00)		282
Year ended 10/31/11	11.68	(0.11)	1.11	1.00	(0.47)	(0.20)	(0.67)	12.01	9.13	1,001,088	1.04		1.31		(0.95)		163	(e)
Class B
Six months ended 04/30/16	10.85	(0.09)	0.26	0.17	(0.19)	(0.42)	(0.61)	10.41	1.87	10,373	1.94	(d)	2.01	(d)	(1.71	)(d)	51
Year ended 10/31/15	11.92	(0.22)	(0.05)	(0.27)	(0.14)	(0.66)	(0.80)	10.85	(2.40)	13,242	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.53	0.30	—	(0.91)	(0.91)	11.92	2.85	20,853	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	31,381	1.89		1.96		(1.82)		0
Year ended 10/31/12	11.81	(0.21)	1.42	1.21	(0.31)	(0.12)	(0.43)	12.59	10.52	32,246	1.85		1.97		(1.75)		282
Year ended 10/31/11	11.56	(0.19)	1.09	0.90	(0.45)	(0.20)	(0.65)	11.81	8.30	17,722	1.79		2.06		(1.70)		163	(e)
Class C
Six months ended 04/30/16	10.85	(0.09)	0.26	0.17	(0.19)	(0.42)	(0.61)	10.41	1.87	1,332,640	1.94	(d)	2.01	(d)	(1.71	)(d)	51
Year ended 10/31/15	11.91	(0.22)	(0.04)	(0.26)	(0.14)	(0.66)	(0.80)	10.85	(2.32)	1,584,982	1.96		2.01		(1.91)		10
Year ended 10/31/14	12.53	(0.23)	0.52	0.29	—	(0.91)	(0.91)	11.91	2.77	1,930,318	1.95		1.99		(1.91)		72
Year ended 10/31/13	12.59	(0.22)	0.75	0.53	(0.24)	(0.35)	(0.59)	12.53	4.34	2,550,094	1.89		1.96		(1.82)		0
Year ended 10/31/12	11.80	(0.21)	1.43	1.22	(0.31)	(0.12)	(0.43)	12.59	10.61	1,898,066	1.85		1.97		(1.75)		282
Year ended 10/31/11	11.56	(0.19)	1.08	0.89	(0.45)	(0.20)	(0.65)	11.80	8.21	383,786	1.79		2.06		(1.70)		163	(e)
Class R
Six months ended 04/30/16	11.12	(0.06)	0.26	0.20	(0.26)	(0.42)	(0.68)	10.64	2.08	23,949	1.44	(d)	1.51	(d)	(1.21	)(d)	51
Year ended 10/31/15	12.20	(0.16)	(0.05)	(0.21)	(0.21)	(0.66)	(0.87)	11.12	(1.86)	25,690	1.46		1.51		(1.41)		10
Year ended 10/31/14	12.75	(0.17)	0.53	0.36	—	(0.91)	(0.91)	12.20	3.30	28,166	1.45		1.49		(1.41)		72
Year ended 10/31/13	12.77	(0.17)	0.77	0.60	(0.27)	(0.35)	(0.62)	12.75	4.89	29,964	1.39		1.46		(1.32)		0
Year ended 10/31/12	11.93	(0.15)	1.44	1.29	(0.33)	(0.12)	(0.45)	12.77	11.12	15,605	1.35		1.47		(1.25)		282
Year ended 10/31/11	11.63	(0.14)	1.10	0.96	(0.46)	(0.20)	(0.66)	11.93	8.84	2,956	1.29		1.56		(1.20)		163	(e)
Class Y
Six months ended 04/30/16	11.41	(0.04)	0.27	0.23	(0.32)	(0.42)	(0.74)	10.90	2.39	1,789,860	0.94	(d)	1.01	(d)	(0.71	)(d)	51
Year ended 10/31/15	12.51	(0.11)	(0.05)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.40)	2,600,015	0.96		1.01		(0.91)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	3,699,738	0.95		0.99		(0.91)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.42	4,846,950	0.89		0.96		(0.82)		0
Year ended 10/31/12	12.07	(0.10)	1.47	1.37	(0.35)	(0.12)	(0.47)	12.97	11.69	3,901,165	0.85		0.97		(0.75)		282
Year ended 10/31/11	11.71	(0.08)	1.11	1.03	(0.47)	(0.20)	(0.67)	12.07	9.45	553,001	0.79		1.06		(0.70)		163	(e)
Class R5
Six months ended 04/30/16	11.41	(0.03)	0.27	0.24	(0.33)	(0.42)	(0.75)	10.90	2.43	141,454	0.88	(d)	0.95	(d)	(0.65	)(d)	51
Year ended 10/31/15	12.51	(0.10)	(0.06)	(0.16)	(0.28)	(0.66)	(0.94)	11.41	(1.39)	158,826	0.93		0.98		(0.88)		10
Year ended 10/31/14	12.99	(0.11)	0.54	0.43	—	(0.91)	(0.91)	12.51	3.81	186,943	0.93		0.97		(0.89)		72
Year ended 10/31/13	12.97	(0.10)	0.78	0.68	(0.31)	(0.35)	(0.66)	12.99	5.45	206,573	0.86		0.93		(0.79)		0
Year ended 10/31/12	12.07	(0.08)	1.45	1.37	(0.35)	(0.12)	(0.47)	12.97	11.69	164,371	0.79		0.90		(0.69)		282
Year ended 10/31/11	11.72	(0.08)	1.11	1.03	(0.48)	(0.20)	(0.68)	12.07	9.36	449,380	0.79		0.97		(0.70)		163	(e)
Class R6
Six months ended 04/30/16	11.43	(0.03)	0.27	0.24	(0.34)	(0.42)	(0.76)	10.91	2.48	288,449	0.81	(d)	0.88	(d)	(0.58	)(d)	51
Year ended 10/31/15	12.53	(0.09)	(0.05)	(0.14)	(0.30)	(0.66)	(0.96)	11.43	(1.27)	418,615	0.83		0.88		(0.78)		10
Year ended 10/31/14	12.99	(0.10)	0.55	0.45	—	(0.91)	(0.91)	12.53	3.97	480,626	0.83		0.87		(0.79)		72
Year ended 10/31/13	12.97	(0.09)	0.77	0.68	(0.31)	(0.35)	(0.66)	12.99	5.48	521,099	0.79		0.86		(0.72)		0
Year ended 10/31/12(f)	13.13	(0.01)	(0.15)	(0.16)	—	—	—	12.97	(3.14)	554,557	0.76	(g)	0.85	(g)	(0.66	)(g)	282

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $2,042,275, $11,586, $1,389,903, $23,179, $2,015,056, $146,146 and $355,096 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Subsequent to issuance of its October 31, 2011 financial statements, the Fund revised the calculation of portfolio turnover as reflected in the financial highlights above.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

20                         Invesco Balanced-Risk Allocation Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015, through April 30, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,022.80	$5.98	$1,018.95	$5.97	1.19%
B	1,000.00	1,018.70	9.74	1,015.22	9.72	1.94
C	1,000.00	1,018.70	9.74	1,015.22	9.72	1.94
R	1,000.00	1,020.80	7.24	1,017.70	7.22	1.44
Y	1,000.00	1,023.90	4.73	1,020.19	4.72	0.94
R5	1,000.00	1,024.30	4.43	1,020.49	4.42	0.88
R6	1,000.00	1,024.80	4.08	1,020.84	4.07	0.81

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

21                         Invesco Balanced-Risk Allocation Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	IBRA-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Balanced-Risk Commodity Strategy Fund
Nasdaq:
A: BRCAX ¡ B: BRCBX ¡ C: BRCCX ¡ R: BRCRX ¡ Y: BRCYX ¡ R5: BRCNX ¡ R6: IBRFX

2 Fund Performance
4 Letters to Shareholders
5 Consolidated Schedule of Investments
8 Consolidated Financial Statements
10 Notes to Consolidated Financial Statements
19 Financial Highlights
20 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	4.74%
Class B Shares	4.26
Class C Shares	4.27
Class R Shares	4.63
Class Y Shares	4.83
Class R5 Shares	4.97
Class R6 Shares	4.96
Bloomberg Commodity Index▼ (Broad Market/Style-Specific Index)	-2.06
Source(s): ▼Bloomberg LP

The Bloomberg Commodity Index is an unmanaged index designed to be a highly liquid and diversified benchmark for the commodity futures market.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Balanced-Risk Commodity Strategy Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-7.49%
1 Year	-10.88
5 Years	-12.18

Class B Shares
Inception (11/30/10)	-7.36%
1 Year	-10.89
5 Years	-12.42

Class C Shares
Inception (11/30/10)	-7.22%
1 Year	-10.57
5 Years	-8.74

Class R Shares
Inception (11/30/10)	-6.71%
1 Year	-10.08
5 Years	-7.38

Class Y Shares
Inception (11/30/10)	-6.25%
1 Year	-9.62
5 Years	-6.96

Class R5 Shares
Inception (11/30/10)	-6.20%
1 Year	-9.57
5 Years	-6.69

Class R6 Shares
Inception	-6.30%
1 Year	-9.65
5 Years	-6.68

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/30/10)	-9.18%
1 Year	-11.90
5 Years	-17.66

Class B Shares
Inception (11/30/10)	-9.03%
1 Year	-11.88
5 Years	-17.79

Class C Shares
Inception (11/30/10)	-8.88%
1 Year	-11.56
5 Years	-14.35

Class R Shares
Inception (11/30/10)	-8.39%
1 Year	-11.08
5 Years	-13.06

Class Y Shares
Inception (11/30/10)	-7.91%
1 Year	-10.61
5 Years	-12.53

Class R5 Shares
Inception (11/30/10)	-7.88%
1 Year	-10.58
5 Years	-12.52

Class R6 Shares
Inception	-7.98%
1 Year	-10.67
5 Years	-12.38

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.60%, 2.35%, 2.35%, 1.85%, 1.35%, 1.20% and 1.10%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.64%, 2.39%, 2.39%, 1.89%, 1.39%, 1.24% and 1.14%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

3 Invesco Balanced-Risk Commodity Strategy Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Schedule of Investments

April 30, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–48.00%
U.S. Treasury Bills–21.29%(a)
U.S. Treasury Bills	0.47%	07/07/2016	$5,400,000	$5,398,564
U.S. Treasury Bills(b)	0.43%	07/28/2016	53,610,000	53,584,077
U.S. Treasury Bills(b)	0.45%	08/25/2016	38,390,000	38,359,331
U.S. Treasury Bills	0.46%	09/08/2016	2,210,000	2,208,218
U.S. Treasury Bills(b)	0.51%	09/15/2016	18,770,000	18,752,266
U.S. Treasury Bills(b)	0.34%	10/06/2016	25,960,000	25,923,762
				144,226,218

U.S. Treasury Notes–26.71%(c)
U.S. Treasury Floating Rate Notes	0.31%	07/31/2016	50,360,000	50,365,719
U.S. Treasury Floating Rate Notes	0.51%	01/31/2018	71,290,000	71,443,746
U.S. Treasury Floating Rate Notes	0.44%	04/30/2018	59,190,000	59,196,019
				181,005,484
Total U.S. Treasury Securities (Cost $324,987,706)				325,231,702

Commodity-Linked Securities–3.70%
Barclays PLC (United Kingdom), U.S. Federal Funds (Effective) rate minus 0.06% (linked to the Barclays Diversified Energy-Metals TR Index Total Return, multiplied by 3) (Cost $13,630,000)(d)		02/15/2017	13,630,000	25,087,867

			Shares
Exchange Traded Funds–2.86%
PowerShares DB Gold Fund (Cost $23,933,649)(e)			458,000	19,373,400

Money Market Funds–37.11%
Liquid Assets Portfolio–Institutional Class, 0.44%(f)			98,397,094	98,397,094
Premier Portfolio–Institutional Class, 0.39%(f)			98,397,094	98,397,094
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.40%(f)			54,660,353	54,660,353
Total Money Market Funds (Cost $251,454,541)				251,454,541
TOTAL INVESTMENTS–91.67% (Cost $614,005,896)				621,147,510
OTHER ASSETS LESS LIABILITIES–8.33%				56,416,722
NET ASSETS–100.00%				$677,564,232

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Cocoa	Long	11	July-2016	$355,630	$36,368
Coffee C	Long	316	September-2016	14,616,975	(986)
Corn	Long	701	July-2016	13,730,838	481,178
Cotton No. 2	Long	17	December-2016	533,120	55,787
Lean Hogs	Short	31	December-2016	(799,180)	(15,937)
LME Nickel	Short	149	May-2016	(8,418,798)	(617,992)
LME Zinc	Long	332	May-2016	16,052,200	1,360,396
Natural Gas	Long	1,075	December–2016	8,137,750	752,519
NYH RBOB Gasoline (Globex)	Long	500	June-2016	33,692,400	1,616,820
Soybean	Long	812	July–2016	41,807,850	5,387,096
Wheat	Long	328	July-2016	8,011,400	(221,553)
Total Futures Contracts — Commodity Risk					$8,833,696

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the Barclays Brent Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Bank PLC	111,700	March-2017	$26,478,798	$2,650,328
Receive a return equal to the Barclays Live Cattle Roll Yield Excess Return Index and pay the product of (i) 0.47% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Bank PLC	20,000	February-2017	2,581,740	(153,200)
Receive a return equal to the Barclays WTI Crude Roll Yield Excess Return Index and pay the product of (i) 0.35% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Bank PLC	91,600	March-2017	19,477,696	1,741,197
Receive a return equal to the Optimum GSCI Heating Oil Roll Yield 9m Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Barclays Bank PLC	51,100	February-2017	9,804,470	1,127,941
Receive a return equal to the CIBC Silver and pay the product of (i) 0.11% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Canadian Imperial Bank of Commerce	270,500	February-2017	25,540,719	2,878,796
Receive a return equal to the Enhanced Strategy AB31 on the S&P GSCI Cotton Excess Return Index and pay the product of (i) 0.45% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs International	1,063,500	October-2016	34,244,413	2,384,580
Receive a return equal to the Enhanced Strategy Sugar A141 on the S&P GSCI Sugar Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs International	123,800	March-2017	26,565,214	2,967,127
Receive a return equal to the S&P GSCI Soybean Meal Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Goldman Sachs International	37,020	February-2017	35,693,422	8,702,887
Receive a return equal to the J.P. Morgan Contag Beta Gas Oil Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	JPMorgan Chase Bank, N.A.	28,900	April-2017	5,513,623	216,866
Receive a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	JPMorgan Chase Bank, N.A.	405,000	October-2016	41,559,480	2,044,197
Receive a return equal to the Macquarie Single Commodity Silver type A Excess Return Index and pay the product of (i) 0.16% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Macquarie Bank Ltd.	261,200	May-2017	53,583,926	2,387,237
Receive a return equal to the Modified Macquarie Single Commodity Sugar type A Excess Return Index and pay the product of (i) 0.34% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Macquarie Bank Ltd.	107,500	January-2017	22,530,527	542,252
Receive a return equal to the Merrill Lynch Gold Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Merrill Lynch International	324,600	June-2016	54,770,505	0

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Balanced-Risk Commodity Strategy Fund

Open Over-The-Counter Total Return Swap Agreements—(continued)
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receive a return equal to the MLCX Aluminum Annual Excess Return Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Merrill Lynch International	388,500	September-2016	$37,244,508	$0
Receive a return equal to the MLCX Dynamic Enhanced Copper Excess Return Index and pay the product of (i) 0.25% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Merrill Lynch International	113,800	May-2016	56,258,316	0
Receive a return equal to the MS Soybean Oil Dynamic Roll Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365.	Long	Morgan Stanley Capital Services LLC	74,300	April-2017	11,845,285	(261,945)
Total Swap Agreements — Commodity Risk						$27,228,263

Index Information:

Barclays Diversified Energy-Metals Total Return Index

– a basket of indices that provide exposure to various components of the energy and metals markets. The underlying commodities comprising the indices are: Gold, Silver, Copper, Brent Crude Oil, WTI Crude Oil, Gasoil and Unleaded Gasoline.

Notes to Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1J and Note 4.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2016.
(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2016 represented 3.70% of the Fund’s Net Assets.
(e)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of April 30, 2016 represented 2.86% of the Fund’s Net Assets. See Note 5.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Target Risk Allocation and Notional Asset Weights*

By asset class, based on Net Assets

as of April 30, 2016

Asset Class	Risk Allocation**	% of Net Assets as of 04/30/16***
Agriculture	29.38%	37.82%
Energy	23.38	22.21
Industrial Metals	14.53	18.59
Precious Metals	32.71	35.93

*	Risk contribution is measured as the standard deviation of each asset class as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of the asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.
**	Based on the expected market exposure.
***	Due to the use of leverage, the percentages may not equal 100%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $338,617,706)	$350,319,569
Investments in affiliates, at value (Cost $275,388,190)	270,827,941
Total investments, at value (Cost $614,005,896)	621,147,510
Cash	13,571
Receivable for:
Deposits with brokers for open swap agreements	17,470,000
Investments sold	12,545,001
Variation margin — futures	904,854
Fund shares sold	3,533,911
Dividends and interest	286,958
Fund expenses absorbed	7,766
Investments matured	59,190,000
Swaps receivables	7,701,557
Investment for trustee deferred compensation and retirement plans	64,683
Unrealized appreciation on swap agreements — OTC	27,643,408
Other assets	66,571
Total assets	750,575,790

Liabilities:
Payable for:
Investments purchased	59,191,446
Fund shares reacquired	12,867,937
Swaps payable	88,429
Accrued fees to affiliates	260,216
Accrued trustees’ and officers’ fees and benefits	2,224
Accrued other operating expenses	47,095
Trustee deferred compensation and retirement plans	139,066
Unrealized depreciation on swap agreements — OTC	415,145
Total liabilities	73,011,558
Net assets applicable to shares outstanding	$677,564,232

Net assets consist of:
Shares of beneficial interest	$699,106,722
Undistributed net investment income	1,212,241
Undistributed net realized gain (loss)	(65,958,304)
Net unrealized appreciation	43,203,573
$677,564,232

Net Assets:
Class A	$41,372,574
Class B	$197,365
Class C	$2,874,406
Class R	$467,893
Class Y	$354,907,252
Class R5	$277,370,876
Class R6	$373,866

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	6,043,906
Class B	29,860
Class C	435,633
Class R	69,010
Class Y	51,059,123
Class R5	39,801,433
Class R6	53,578
Class A:
Net asset value per share	$6.85
Maximum offering price per share
(Net asset value of $6.85 ÷ 94.50%)	$7.25
Class B:
Net asset value and offering price per share	$6.61
Class C:
Net asset value and offering price per share	$6.60
Class R:
Net asset value and offering price per share	$6.78
Class Y:
Net asset value and offering price per share	$6.95
Class R5:
Net asset value and offering price per share	$6.97
Class R6:
Net asset value and offering price per share	$6.98

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends from affiliates	$329,697
Interest	605,807
Total investment income	935,504

Expenses:
Advisory fees	3,151,272
Administrative services fees	85,253
Custodian fees	14,482
Distribution fees:
Class A	42,933
Class B	1,073
Class C	11,959
Class R	937
Transfer agent fees — A, B, C, R and Y	446,059
Transfer agent fees — R5	124,505
Transfer agent fees — R6	326
Trustees’ and officers’ fees and benefits	21,322
Registration and filing fees	55,028
Reports to shareholders	40,986
Professional services fees	53,216
Other	27,008
Total expenses	4,076,359
Less: Fees waived and expense offset arrangement(s)	(325,603)
Net expenses	3,750,756
Net investment income (loss)	(2,815,252)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(16,126,926)
Futures contracts	(12,102,011)
Swap agreements	2,480,431
(25,748,506)
Change in net unrealized appreciation of:
Investment securities	17,108,882
Futures contracts	11,586,309
Swap agreements	28,965,936
57,661,127
Net realized and unrealized gain	31,912,621
Net increase in net assets resulting from operations	$29,097,369

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Balanced-Risk Commodity Strategy Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(2,815,252)	$(7,756,931)
Net realized gain (loss)	(25,748,506)	(134,498,509)
Change in net unrealized appreciation	57,661,127	2,450,038
Net increase (decrease) in net assets resulting from operations	29,097,369	(139,805,402)

Share transactions–net:
Class A	4,532,903	(4,063,412)
Class B	(75,760)	(174,641)
Class C	232,066	(420,247)
Class R	79,108	70,412
Class Y	114,569,898	302,605
Class R5	4,312,039	44,452,063
Class R6	(107,946,435)	11,895,316
Net increase (decrease) in net assets resulting from share transactions	15,703,819	(52,062,096)
Net increase (decrease) in net assets	44,801,188	(87,743,306)

Net assets:
Beginning of period	632,763,044	720,506,350
End of period (includes undistributed net investment income of $1,212,241 and $4,027,493, respectively)	$677,564,232	$632,763,044

Notes to Consolidated Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Balanced-Risk Commodity Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund III Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

The Fund’s investment objective is to provide total return.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

10                         Invesco Balanced-Risk Commodity Strategy Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50%

11                         Invesco Balanced-Risk Commodity Strategy Fund

or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between two parties (“Counterparties”) to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal

12                         Invesco Balanced-Risk Commodity Strategy Fund

Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
K.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

L.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	1.05%
Next $250 million	1.025%
Next $500 million	1.00%
Next $1.5 billion	0.975%
Next $2.5 billion	0.95%
Next $2.5 billion	0.925%
Next $2.5 billion	0.90%
Over $10 billion	0.875%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 1.03%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and

13                         Invesco Balanced-Risk Commodity Strategy Fund

Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees, of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $325,270.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $2,082 in front-end sales commissions from the sale of Class A shares and $5,046, $73 and $52 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

14                         Invesco Balanced-Risk Commodity Strategy Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Commodity-Linked Securities	$—	$25,087,867	$—	$25,087,867
Exchange Traded Fund	19,373,400	—	—	19,373,400
U.S. Treasury Securities	—	325,231,702	—	325,231,702
Money Market Funds	251,454,541	—	—	251,454,541
	270,827,941	350,319,569	—	621,147,510
Futures Contracts*	8,833,696	—	—	8,833,696
Swap Agreements*	—	27,228,263	—	27,228,263
Total Investments	$279,661,637	$377,547,832	$—	$657,209,469

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$9,690,164	$(856,468)
Swap agreements(b)	27,643,408	(415,145)
Total	$37,333,572	$(1,271,613)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$(12,102,011)	$2,480,431
Change in Net Unrealized Appreciation:
Commodity risk	11,586,309	28,965,936
Total	$(515,702)	$31,446,367

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$129,763,419	$358,833,259

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

15                         Invesco Balanced-Risk Commodity Strategy Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Subsidiary
Barclays Bank PLC	$5,519,879	$(161,801)	$—	$(2,409,164)	$2,948,914
CIBC World Markets Corp.	2,878,796	(1,462)	—	(470,000)	2,407,334
Goldman Sachs International	14,064,907	(36,883)	—	(12,450,932)	1,577,092
JPMorgan Chase Bank, N.A.	2,261,803	(1,835)	—	—	2,259,968
Macquarie Bank Ltd.	2,930,165	(2,945)	—	—	2,927,220
Merrill Lynch International	7,689,415	(33,001)	—	—	7,656,414
Total	$35,344,965	$(237,927)	$—	$(15,330,096)	$19,776,942

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Subsidiary
Barclays Bank PLC	$161,801	$(161,801)	$—	$—	$—
CIBC World Markets Corp.	1,462	(1,462)	—	—	—
Goldman Sachs International	36,883	(36,883)	—	—	—
JPMorgan Chase Bank, N.A.	1,835	(1,835)	—	—	—
Macquarie Bank Ltd.	2,945	(2,945)	—	—	—
Merrill Lynch International	33,001	(33,001)	—	—	—
Morgan Stanley Capital Services LLC	265,647	—	—	(43,000)	222,647
Total	$503,574	$(237,927)	$—	$(43,000)	$222,647

NOTE 5—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the six months ended April 30, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 04/30/16	Dividend Income
PowerShares DB Gold Fund	$20,009,000	$—	$(2,703,859)	$3,814,854	$(1,746,595)	$19,373,400	$—

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $333.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

16                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 8—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2016	$276,503	$—	$276,503
Not subject to expiration	34,888,091	7,456,752	42,344,843
	$35,164,594	$7,456,752	$42,621,346

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 10—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $32,800,000 and $46,014,166, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $137,828,396 and $235,610,966, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$47,745,677
Aggregate unrealized (depreciation) of investment securities	(33,574,711)
Net unrealized appreciation of investment securities	$14,170,966

Cost of investments for tax purposes is $606,976,544.

17                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 11—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,507,767	$9,546,307	1,108,280	$7,837,926
Class B	246	1,483	1,605	10,000
Class C	125,508	753,935	75,087	523,510
Class R	15,702	95,455	11,649	84,240
Class Y	44,478,976	280,022,906	37,995,426	284,276,655
Class R5	1,402,581	8,831,524	9,523,280	69,940,562
Class R6	1,261,694	8,164,356	4,086,457	29,552,374

Automatic conversion of Class B shares to Class A shares:
Class A	8,185	52,136	9,717	68,576
Class B	(8,467)	(52,136)	(9,992)	(68,576)

Reacquired:
Class A	(810,025)	(5,065,540)	(1,670,209)	(11,969,914)
Class B	(2,673)	(25,107)	(16,316)	(116,065)
Class C	(92,021)	(521,869)	(133,757)	(943,757)
Class R	(2,674)	(16,347)	(2,039)	(13,828)
Class Y	(26,232,249)	(165,453,008)	(38,158,873)	(283,974,050)
Class R5	(714,180)	(4,519,485)	(3,555,024)	(25,488,499)
Class R6(b)	(18,881,272)	(116,110,791)	(2,526,951)	(17,657,058)
Net increase in share activity	2,057,098	$15,703,819	6,738,340	$52,062,096

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 83% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 18,209,549 Class R6 shares valued at $111,989,004 were redeemed by affiliated mutual funds.

18                         Invesco Balanced-Risk Commodity Strategy Fund

NOTE 12—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$6.54	$(0.04)	$0.35	$0.31	$—	$6.85	4.74%	$41,373	1.57	%(d)	1.68	%(d)	(1.26	)%(d)	62%
Year ended 10/31/15	8.04	(0.10)	(1.40)	(1.50)	—	6.54	(18.66)	34,892	1.55		1.59		(1.47)		17
Year ended 10/31/14	9.05	(0.11)	(0.90)	(1.01)	—	8.04	(11.16)	47,339	1.30		1.57		(1.25)		21
Year ended 10/31/13	10.73	(0.11)	(1.35)	(1.46)	(0.22)	9.05	(13.89)	69,350	1.22		1.47		(1.14)		47
Year ended 10/31/12	10.42	(0.12)	0.43	0.31	—	10.73	2.97	99,577	1.22		1.46		(1.13)		152
Year ended 10/31/11(e)	10.00	(0.12)	0.54	0.42	—	10.42	4.20	7,659	1.22	(f)	1.54	(f)	(1.13	)(f)	0
Class B
Six months ended 04/30/16	6.34	(0.06)	0.33	0.27	—	6.61	4.26	197	2.32	(d)	2.43	(d)	(2.01	)(d)	62
Year ended 10/31/15	7.85	(0.16)	(1.35)	(1.51)	—	6.34	(19.24)	258	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.91	(0.17)	(0.89)	(1.06)	—	7.85	(11.90)	514	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.59	(0.18)	(1.33)	(1.51)	(0.17)	8.91	(14.44)	1,096	1.97		2.22		(1.89)		47
Year ended 10/31/12	10.36	(0.20)	0.43	0.23	—	10.59	2.22	3,773	1.97		2.21		(1.88)		152
Year ended 10/31/11(e)	10.00	(0.19)	0.55	0.36	—	10.36	3.60	277	1.97	(f)	2.29	(f)	(1.88	)(f)	0
Class C
Six months ended 04/30/16	6.33	(0.06)	0.33	0.27	—	6.60	4.27	2,874	2.32	(d)	2.43	(d)	(2.01	)(d)	62
Year ended 10/31/15	7.84	(0.15)	(1.36)	(1.51)	—	6.33	(19.26)	2,544	2.30		2.34		(2.22)		17
Year ended 10/31/14	8.89	(0.17)	(0.88)	(1.05)	—	7.84	(11.81)	3,612	2.05		2.32		(2.00)		21
Year ended 10/31/13	10.58	(0.18)	(1.34)	(1.52)	(0.17)	8.89	(14.55)	4,948	1.97		2.22		(1.89)		47
Year ended 10/31/12	10.35	(0.20)	0.43	0.23	—	10.58	2.22	8,585	1.97		2.21		(1.88)		152
Year ended 10/31/11(e)	10.00	(0.19)	0.54	0.35	—	10.35	3.50	1,822	1.97	(f)	2.29	(f)	(1.88	)(f)	0
Class R
Six months ended 04/30/16	6.48	(0.05)	0.35	0.30	—	6.78	4.63	468	1.82	(d)	1.93	(d)	(1.51	)(d)	62
Year ended 10/31/15	7.99	(0.12)	(1.39)	(1.51)	—	6.48	(18.90)	363	1.80		1.84		(1.72)		17
Year ended 10/31/14	9.02	(0.13)	(0.90)	(1.03)	—	7.99	(11.42)	371	1.55		1.82		(1.50)		21
Year ended 10/31/13	10.71	(0.13)	(1.36)	(1.49)	(0.20)	9.02	(14.13)	504	1.47		1.72		(1.39)		47
Year ended 10/31/12	10.42	(0.15)	0.44	0.29	—	10.71	2.78	386	1.47		1.71		(1.38)		152
Year ended 10/31/11(e)	10.00	(0.14)	0.56	0.42	—	10.42	4.20	111	1.47	(f)	1.79	(f)	(1.38	)(f)	0
Class Y
Six months ended 04/30/16	6.63	(0.03)	0.35	0.32	—	6.95	4.83	354,907	1.32	(d)	1.43	(d)	(1.01	)(d)	62
Year ended 10/31/15	8.13	(0.09)	(1.41)	(1.50)	—	6.63	(18.45)	217,528	1.30		1.34		(1.22)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	268,106	1.05		1.32		(1.00)		21
Year ended 10/31/13	10.81	(0.09)	(1.36)	(1.45)	(0.23)	9.13	(13.69)	250,463	0.97		1.22		(0.89)		47
Year ended 10/31/12	10.47	(0.09)	0.43	0.34	—	10.81	3.25	240,404	0.97		1.21		(0.88)		152
Year ended 10/31/11(e)	10.00	(0.09)	0.56	0.47	—	10.47	4.70	59,063	0.97	(f)	1.29	(f)	(0.88	)(f)	0
Class R5
Six months ended 04/30/16	6.64	(0.03)	0.36	0.33	—	6.97	4.97	277,371	1.12	(d)	1.23	(d)	(0.81	)(d)	62
Year ended 10/31/15	8.13	(0.08)	(1.41)	(1.49)	—	6.64	(18.33)	259,674	1.15		1.19		(1.07)		17
Year ended 10/31/14	9.13	(0.09)	(0.91)	(1.00)	—	8.13	(10.95)	269,490	1.02		1.19		(0.97)		21
Year ended 10/31/13	10.80	(0.09)	(1.35)	(1.44)	(0.23)	9.13	(13.61)	266,031	0.97		1.20		(0.89)		47
Year ended 10/31/12	10.47	(0.09)	0.42	0.33	—	10.80	3.15	238,710	0.97		1.14		(0.88)		152
Year ended 10/31/11(e)	10.00	(0.09)	0.56	0.47	—	10.47	4.70	102,857	0.97	(f)	1.21	(f)	(0.88	)(f)	0
Class R6
Six months ended 04/30/16	6.65	(0.02)	0.35	0.33	—	6.98	4.96	374	1.02	(d)	1.13	(d)	(0.71	)(d)	62
Year ended 10/31/15	8.13	(0.07)	(1.41)	(1.48)	—	6.65	(18.20)	117,504	1.05		1.09		(0.97)		17
Year ended 10/31/14	9.13	(0.08)	(0.92)	(1.00)	—	8.13	(10.95)	131,076	0.99		1.10		(0.94)		21
Year ended 10/31/13	10.80	(0.08)	(1.36)	(1.44)	(0.23)	9.13	(13.61)	124,497	0.97		1.12		(0.89)		47
Year ended 10/31/12(e)	11.15	(0.01)	(0.34)	(0.35)	—	10.80	(3.14)	101,349	0.97	(f)	1.15	(f)	(0.88	)(f)	152

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2012, the portfolio turnover calculation excludes the value of securities purchased of $32,276,528 and sold of $14,234,590 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Commodities Strategy Fund into the Fund.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $34,535, $216, $2,405, $377, $256,501, $250,437 and $70,496 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of November 30, 2010 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares. Commencement date of September 24, 2012 for Class R6 shares.
(f)	Annualized.

19                         Invesco Balanced-Risk Commodity Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015, through April 30, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,047.40	$7.99	$1,017.06	$7.87	1.57%
B	1,000.00	1,042.60	11.78	1,013.33	11.61	2.32
C	1,000.00	1,042.70	11.78	1,013.33	11.61	2.32
R	1,000.00	1,046.30	9.26	1,015.81	9.12	1.82
Y	1,000.00	1,048.30	6.72	1,018.30	6.62	1.32
R5	1,000.00	1,049.70	5.71	1,019.29	5.62	1.12
R6	1,000.00	1,049.60	5.20	1,019.79	5.12	1.02

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

20                         Invesco Balanced-Risk Commodity Strategy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	BRCS-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Developing Markets Fund
Nasdaq:
A: GTDDX ¡ B: GTDBX ¡ C: GTDCX ¡ Y: GTDYX ¡ R5: GTDIX ¡ R6: GTDFX

2 Fund Performance
4 Letters to Shareholders
5 Schedule of Investments
7 Financial Statements
9 Notes to Financial Statements
16 Financial Highlights
17 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	10.45%
Class B Shares	10.05
Class C Shares	10.06
Class Y Shares	10.64
Class R5 Shares	10.69
Class R6 Shares	10.70
MSCI Emerging Markets Index▼ (Broad Market/Style-Specific Index)	-0.13
Lipper Emerging Market Funds Index■ (Peer Group Index)	1.62
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Developing Markets Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.62%
10 Years	3.32
5 Years	-3.46
1 Year	-13.16

Class B Shares
Inception (11/3/97)	5.70%
10 Years	3.29
5 Years	-3.46
1 Year	-13.35

Class C Shares
Inception (3/1/99)	8.78%
10 Years	3.13
5 Years	-3.09
1 Year	-9.68

Class Y Shares
10 Years	4.11%
5 Years	-2.11
1 Year	-7.85

Class R5 Shares
Inception (10/25/05)	7.78%
10 Years	4.35
5 Years	-1.97
1 Year	-7.76

Class R6 Shares
10 Years	4.07%
5 Years	-2.05
1 Year	-7.69

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (1/11/94)	4.42%
10 Years	3.43
5 Years	-3.58
1 Year	-12.41

Class B Shares
Inception (11/3/97)	5.46%
10 Years	3.40
5 Years	-3.58
1 Year	-12.60

Class C Shares
Inception (3/1/99)	8.52%
10 Years	3.24
5 Years	-3.22
1 Year	-8.96

Class Y Shares
10 Years	4.21%
5 Years	-2.24
1 Year	-7.07

Class R5 Shares
Inception (10/25/05)	7.35%
10 Years	4.47
5 Years	-2.09
1 Year	-6.92

Class R6 Shares
10 Years	4.18%
5 Years	-2.18
1 Year	-6.88

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.44%, 2.19%, 2.19%, 1.19%, 1.04% and 1.01%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.45%, 2.20%, 2.20%, 1.20%, 1.05% and 1.02%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

   The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

   Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

3 Invesco Developing Markets Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Developing Markets Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–90.91%
Brazil–18.66%
Arcos Dorados Holdings, Inc.–Class A(a)	5,024,709	$20,852,542
Banco Bradesco S.A.–ADR	3,742,515	27,956,584
BM&FBOVESPA S.A.	18,217,220	90,989,444
BR Malls Participacoes S.A.	9,696,600	47,726,786
BRF S.A.	672,052	9,612,885
CETIP S.A.–Mercados Organizados	4,354,486	53,449,159
Cielo S.A.	4,533,547	44,153,862
Duratex S.A.	10,989,242	25,015,849
Fleury S.A.(b)	8,702,000	63,197,116
Totvs S.A.	1,718,200	14,086,677
Wilson Sons Ltd.–BDR	962,600	8,619,505
		405,660,409

China–16.06%
Baidu, Inc.–ADR(a)	167,417	32,529,123
China Mobile Ltd.	5,075,500	57,730,680
CNOOC Ltd.	15,142,000	18,770,598
Golden Eagle Retail Group Ltd.	6,080,000	7,007,335
Industrial & Commercial Bank of China Ltd.–Class H	91,052,000	48,922,385
Kweichow Moutai Co., Ltd.–Class A	1,151,061	44,453,845
Lee & Man Paper Manufacturing Ltd.	80,495,000	52,547,566
NetEase, Inc.–ADR	265,206	37,314,484
Stella International Holdings Ltd.	11,189,000	28,190,436
Want Want China Holdings Ltd.	28,133,000	21,606,472
		349,072,924

Egypt–0.32%
Egyptian Financial Group-Hermes Holding Co.(a)	6,185,376	7,027,252

France–0.99%
Bollore S.A.	5,436,306	21,537,954

Hong Kong–4.71%
Galaxy Entertainment Group Ltd.	6,518,000	21,835,952
WH Group Ltd.(a)(c)	99,909,000	80,552,766
		102,388,718

Hungary–2.84%
Richter Gedeon Nyrt	3,104,462	61,681,373

Indonesia–5.81%
PT Bank Central Asia Tbk	24,641,600	24,329,501
PT Bank Mandiri Persero Tbk	30,063,300	21,962,690
PT Perusahaan Gas Negara Persero Tbk	67,048,000	13,271,055
PT Telekomunikasi Indonesia Persero Tbk	248,402,100	66,747,915
		126,311,161

Israel–3.08%
Israel Chemicals Ltd.	5,210,384	25,745,074

	Shares	Value
Israel–(continued)
Teva Pharmaceutical Industries Ltd.–ADR	755,127	$41,116,665
		66,861,739

Malaysia–2.47%
Public Bank Berhad	11,209,800	53,644,227

Mexico–6.26%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	602,030	56,115,123
Grupo Televisa S.A.B.–ADR	1,762,846	51,527,989
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	11,944,370	28,392,366
		136,035,478

Nigeria–1.29%
Zenith Bank PLC	440,176,509	28,084,610

Peru–1.46%
Credicorp Ltd.	218,960	31,841,163

Philippines–3.48%
Energy Development Corp.	246,329,900	30,927,431
Philippine Long Distance Telephone Co.	193,660	7,072,089
SM Prime Holdings Inc.	78,138,700	37,591,793
		75,591,313

Russia–8.83%
Gazprom PAO–ADR	3,731,713	19,404,388
Mobile TeleSystems PJSC–ADR	1,836,494	17,005,934
Sberbank PAO(a)	32,718,144	62,435,020
Sberbank PAO–Preference Shares(a)	35,854,175	46,517,422
Yandex N.V.–Class A(a)	2,272,126	46,510,419
		191,873,183

South Korea–0.71%
Samsung Electronics Co., Ltd.	14,170	15,408,404

Taiwan–3.33%
Taiwan Semiconductor Manufacturing Co. Ltd.	15,781,000	72,270,329

Thailand–3.70%
Kasikornbank PCL	16,868,700	80,316,354

Turkey–6.91%
Anadolu Efes Biracilik ve Malt Sanayii A.S.	3,181,985	25,015,605
Eczacibasi Ilac Sanayi ve Ticaret A.S.	12,359,196	15,640,728
Haci Omer Sabanci Holding A.S.	23,428,223	84,557,266
Tupras-Turkiye Petrol Rafinerileri A.S.	950,357	25,056,021
		150,269,620
Total Common Stocks & Other Equity Interests (Cost $1,909,705,444)		1,975,876,211

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Developing Markets Fund

	Shares	Value
Money Market Funds–7.98%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)	86,687,776	$86,687,776
Premier Portfolio–Institutional Class, 0.39%(d)	86,687,776	86,687,776
Total Money Market Funds (Cost $173,375,552)		173,375,552
TOTAL INVESTMENTS–98.89% (Cost $2,083,080,996)		2,149,251,763
OTHER ASSETS LESS LIABILITIES–1.11%		24,147,642
NET ASSETS–100.00%		$2,173,399,405

Investment Abbreviations:

ADR	– American Depositary Receipt
BDR	– Brazilian Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of April 30, 2016 represented 2.91% of the Fund’s Net Assets. See Note 4.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2016 represented 3.71% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Financials	34.4%
Consumer Staples	12.9
Information Technology	12.1
Health Care	7.6
Telecommunication Services	6.8
Consumer Discretionary	6.0
Materials	4.8
Energy	2.9
Utilities	2.0
Industrials	1.4
Money Market Funds Plus Other Assets Less Liabilities	9.1

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Developing Markets Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $1,833,026,817)	$1,912,679,096
Investments in affiliates, at value (Cost $250,054,179)	236,572,667
Total investments, at value (Cost $2,083,080,996)	2,149,251,763
Foreign currencies, at value (Cost $4,737,306)	4,598,563
Receivable for:
Investments sold	22,331,442
Fund shares sold	8,551,255
Dividends	1,998,403
Investment for trustee deferred compensation and retirement plans	312,262
Other assets	76,767
Total assets	2,187,120,455

Liabilities:
Payable for:
Fund shares reacquired	6,984,348
Accrued foreign taxes	4,918,850
Accrued fees to affiliates	943,711
Accrued trustees’ and officers’ fees and benefits	4,691
Accrued other operating expenses	507,303
Trustee deferred compensation and retirement plans	362,147
Total liabilities	13,721,050
Net assets applicable to shares outstanding	$2,173,399,405

Net assets consist of:
Shares of beneficial interest	$2,397,684,585
Undistributed net investment income	8,632,326
Undistributed net realized gain (loss)	(298,973,754)
Net unrealized appreciation	66,056,248
$2,173,399,405

Net Assets:
Class A	$807,347,918
Class B	$10,267,166
Class C	$76,126,145
Class Y	$862,261,848
Class R5	$300,111,491
Class R6	$117,284,837

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	28,556,934
Class B	372,119
Class C	2,762,539
Class Y	30,473,452
Class R5	10,631,093
Class R6	4,155,886
Class A:
Net asset value per share	$28.27
Maximum offering price per share
(Net asset value of $28.27 ÷ 94.50%)	$29.92
Class B:
Net asset value and offering price per share	$27.59
Class C:
Net asset value and offering price per share	$27.56
Class Y:
Net asset value and offering price per share	$28.30
Class R5:
Net asset value and offering price per share	$28.23
Class R6:
Net asset value and offering price per share	$28.22

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Developing Markets Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $2,924,481)	$22,218,712
Dividends from affiliates	529,242
Total investment income	22,747,954

Expenses:
Advisory fees	9,262,287
Administrative services fees	223,745
Custodian fees	887,759
Distribution fees:
Class A	919,515
Class B	54,752
Class C	362,731
Transfer agent fees — A, B, C and Y	1,516,305
Transfer agent fees — R5	95,340
Transfer agent fees — R6	4,487
Trustees’ and officers’ fees and benefits	44,401
Registration and filing fees	77,085
Reports to shareholders	157,852
Professional services fees	43,655
Other	39,898
Total expenses	13,689,812
Less: Fees waived and expense offset arrangement(s)	(92,676)
Net expenses	13,597,136
Net investment income	9,150,818

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $1,139,064)	(142,593,091)
Foreign currencies	77,073
(142,516,018)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $2,063,021)	320,581,425
Foreign currencies	202,577
320,784,002
Net realized and unrealized gain	178,267,984
Net increase in net assets resulting from operations	$187,418,802

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Developing Markets Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$9,150,818	$35,501,710
Net realized gain (loss)	(142,516,018)	(91,322,225)
Change in net unrealized appreciation (depreciation)	320,784,002	(689,222,179)
Net increase (decrease) in net assets resulting from operations	187,418,802	(745,042,694)

Distributions to shareholders from net investment income:
Class A	(7,250,679)	(11,257,345)
Class B	—	(46,124)
Class C	—	(226,637)
Class Y	(12,161,331)	(20,165,279)
Class R5	(4,959,683)	(9,883,834)
Class R6	(2,633,867)	(2,640,173)
Total distributions from net investment income	(27,005,560)	(44,219,392)

Distributions to shareholders from net realized gains:
Class A	—	(18,963,500)
Class B	—	(466,766)
Class C	—	(2,293,467)
Class Y	—	(26,008,645)
Class R5	—	(11,459,346)
Class R6	—	(3,014,719)
Total distributions from net realized gains	—	(62,206,443)

Share transactions–net:
Class A	(53,872,716)	(191,882,572)
Class B	(3,317,984)	(10,229,125)
Class C	(12,850,256)	(26,078,129)
Class Y	(216,787,877)	(72,994,311)
Class R5	(72,932,609)	(200,072,110)
Class R6	(67,332,730)	46,374,190
Net increase (decrease) in net assets resulting from share transactions	(427,094,172)	(454,882,057)
Net increase (decrease) in net assets	(266,680,930)	(1,306,350,586)

Net assets:
Beginning of period	2,440,080,335	3,746,430,921
End of period (includes undistributed net investment income of $8,632,326 and $26,487,068, respectively)	$2,173,399,405	$2,440,080,335

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Developing Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

As of the open of business on February 26, 2016, the Fund has reopened public sales of its shares to all investors.

9                         Invesco Developing Markets Fund

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and

10                         Invesco Developing Markets Fund

unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon

11                         Invesco Developing Markets Fund

exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.88%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 2.25%, 3.00%, 3.00%, 2.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $89,223.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges,

12                         Invesco Developing Markets Fund

that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $16,124 in front-end sales commissions from the sale of Class A shares and $943, $2,520 and $1,006 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $166,162,565 and from Level 2 to Level 1 of $115,484,697, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$405,660,409	$—	$—	$405,660,409
China	76,850,942	272,221,982	—	349,072,924
Egypt	7,027,252	—	—	7,027,252
France	21,537,954	—	—	21,537,954
Hong Kong	—	102,388,718	—	102,388,718
Hungary	61,681,373	—	—	61,681,373
Indonesia	—	126,311,161	—	126,311,161
Israel	41,116,665	25,745,074	—	66,861,739
Malaysia	—	53,644,227	—	53,644,227
Mexico	136,035,478	—	—	136,035,478
Nigeria	28,084,610	—	—	28,084,610
Peru	31,841,163	—	—	31,841,163
Philippines	30,927,431	44,663,882	—	75,591,313
Russia	63,523,356	128,349,827	—	191,873,183
South Korea	—	15,408,404	—	15,408,404
Taiwan	—	72,270,329	—	72,270,329
Thailand	—	80,316,354	—	80,316,354
Turkey	109,572,871	40,696,749	—	150,269,620
United States	173,375,552	—	—	173,375,552
Total Investments	$1,187,235,056	$962,016,707	$—	$2,149,251,763

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the six months ended April 30, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 04/30/16	Dividend Income
Fleury S.A.	$37,001,448	$—	$—	$26,195,668	$—	$63,197,116	$330,696

13                         Invesco Developing Markets Fund

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $3,453.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2017	$69,160,296	$—	$69,160,296
No expiration	17,215,587	65,778,074	82,993,661
	$86,375,883	$65,778,074	$152,153,957

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $412,385 and $515,206,332, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$367,106,642
Aggregate unrealized (depreciation) of investment securities	(305,239,654)
Net unrealized appreciation of investment securities	$61,866,988

Cost of investments for tax purposes is $2,087,384,775.

14                         Invesco Developing Markets Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	2,908,597	$74,201,364	5,164,688	$150,282,799
Class B	1,236	30,779	5,133	146,970
Class C	95,461	2,424,127	125,838	3,571,339
Class Y	7,608,700	191,746,314	22,922,032	689,193,614
Class R5	995,651	24,801,244	4,254,113	125,236,418
Class R6	1,508,064	36,324,522	2,249,248	63,230,870

Issued as reinvestment of dividends:
Class A	263,221	6,388,370	895,102	26,763,551
Class B	—	—	15,823	462,034
Class C	—	—	78,547	2,290,442
Class Y	256,399	6,222,812	935,688	28,005,135
Class R5	176,828	4,281,012	510,501	15,243,554
Class R6	108,882	2,633,867	189,444	5,654,891

Automatic conversion of Class B shares to Class A shares:
Class A	72,894	1,854,358	209,759	6,203,277
Class B	(74,689)	(1,854,358)	(215,577)	(6,203,277)

Reacquired:
Class A	(5,450,353)	(136,316,808)	(12,551,420)	(375,132,199)
Class B	(61,529)	(1,494,405)	(163,634)	(4,634,852)
Class C	(624,208)	(15,274,383)	(1,131,871)	(31,939,910)
Class Y	(16,603,598)	(414,757,003)	(27,825,234)	(790,193,060)
Class R5	(4,162,320)	(102,014,865)	(11,400,501)	(340,552,082)
Class R6	(4,441,688)	(106,291,119)	(757,305)	(22,511,571)
Net increase (decrease) in share activity	(17,422,452)	$(427,094,172)	(16,489,626)	$(454,882,057)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 45% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15                         Invesco Developing Markets Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)(b)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Six months ended 04/30/16	$25.84	$0.09	$2.58	$2.67	$(0.24)	$—	$(0.24)	$28.27	10.50%	$807,348	1.44	%(e)	1.45	%(e)	0.71	%(e)	0%
Year ended 10/31/15	33.77	0.28	(7.32)	(7.04)	(0.33)	(0.56)	(0.89)	25.84	(21.20)	795,042	1.43		1.44		0.96		9
Year ended 10/31/14	34.42	0.38	(0.65)	(0.27)	(0.28)	(0.10)	(0.38)	33.77	(0.73)	1,251,018	1.39		1.41		1.13		13
Year ended 10/31/13	32.70	0.30	1.66	1.96	(0.24)	—	(0.24)	34.42	6.03	1,494,412	1.38		1.40		0.89		14
Year ended 10/31/12	30.38	0.29	2.86	3.15	(0.23)	(0.60)	(0.83)	32.70	10.72	1,371,476	1.44		1.45		0.93		19
Year ended 10/31/11	33.15	0.36	(2.87)	(2.51)	(0.23)	(0.03)	(0.26)	30.38	(7.62)	1,388,008	1.45		1.47		1.11		17
Class B
Six months ended 04/30/16	25.06	0.00	2.53	2.53	—	—	—	27.59	10.10	10,267	2.19	(e)	2.20	(e)	(0.04	)(e)	0
Year ended 10/31/15	32.72	0.06	(7.11)	(7.05)	(0.05)	(0.56)	(0.61)	25.06	(21.80)	12,710	2.18		2.19		0.21		9
Year ended 10/31/14	33.31	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.72	(1.46)	28,314	2.14		2.16		0.38		13
Year ended 10/31/13	31.66	0.04	1.61	1.65	—	—	—	33.31	5.21	44,403	2.13		2.15		0.14		14
Year ended 10/31/12	29.42	0.06	2.78	2.84	—	(0.60)	(0.60)	31.66	9.89	59,539	2.19		2.20		0.18		19
Year ended 10/31/11	32.16	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.42	(8.30)	71,066	2.20		2.22		0.36		17
Class C
Six months ended 04/30/16	25.03	0.00	2.53	2.53	—	—	—	27.56	10.11	76,126	2.19	(e)	2.20	(e)	(0.04	)(e)	0
Year ended 10/31/15	32.68	0.06	(7.10)	(7.04)	(0.05)	(0.56)	(0.61)	25.03	(21.80)	82,395	2.18		2.19		0.21		9
Year ended 10/31/14	33.27	0.12	(0.61)	(0.49)	(0.00)	(0.10)	(0.10)	32.68	(1.47)	137,867	2.14		2.16		0.38		13
Year ended 10/31/13	31.62	0.04	1.61	1.65	—	—	—	33.27	5.22	168,313	2.13		2.15		0.14		14
Year ended 10/31/12	29.38	0.06	2.78	2.84	—	(0.60)	(0.60)	31.62	9.90	189,142	2.19		2.20		0.18		19
Year ended 10/31/11	32.12	0.11	(2.78)	(2.67)	(0.04)	(0.03)	(0.07)	29.38	(8.31)	213,879	2.20		2.22		0.36		17
Class Y
Six months ended 04/30/16	25.92	0.12	2.58	2.70	(0.32)	—	(0.32)	28.30	10.64	862,262	1.19	(e)	1.20	(e)	0.96	(e)	0
Year ended 10/31/15	33.90	0.36	(7.35)	(6.99)	(0.43)	(0.56)	(0.99)	25.92	(21.00)	1,016,382	1.18		1.19		1.21		9
Year ended 10/31/14	34.55	0.46	(0.64)	(0.18)	(0.37)	(0.10)	(0.47)	33.90	(0.47)	1,463,586	1.14		1.16		1.38		13
Year ended 10/31/13	32.83	0.38	1.66	2.04	(0.32)	—	(0.32)	34.55	6.27	1,175,003	1.13		1.15		1.14		14
Year ended 10/31/12	30.50	0.37	2.87	3.24	(0.31)	(0.60)	(0.91)	32.83	11.01	729,007	1.19		1.20		1.18		19
Year ended 10/31/11	33.26	0.44	(2.88)	(2.44)	(0.29)	(0.03)	(0.32)	30.50	(7.39)	364,320	1.20		1.22		1.36		17
Class R5
Six months ended 04/30/16	25.90	0.14	2.57	2.71	(0.38)	—	(0.38)	28.23	10.69	300,111	1.07	(e)	1.08	(e)	0.08	(e)	0
Year ended 10/31/15	33.87	0.40	(7.33)	(6.93)	(0.48)	(0.56)	(1.04)	25.90	(20.87)	352,779	1.03		1.04		1.36		9
Year ended 10/31/14	34.52	0.51	(0.66)	(0.15)	(0.40)	(0.10)	(0.50)	33.87	(0.35)	686,180	0.99		1.01		1.53		13
Year ended 10/31/13	32.80	0.42	1.67	2.09	(0.37)	—	(0.37)	34.52	6.43	666,769	1.01		1.03		1.26		14
Year ended 10/31/12	30.48	0.42	2.86	3.28	(0.36)	(0.60)	(0.96)	32.80	11.19	513,884	1.03		1.04		1.34		19
Year ended 10/31/11	33.22	0.49	(2.87)	(2.38)	(0.33)	(0.03)	(0.36)	30.48	(7.24)	472,161	1.02		1.04		1.54		17
Class R6
Six months ended 04/30/16	25.90	0.14	2.57	2.71	(0.39)	—	(0.39)	28.22	10.70	117,285	1.02	(e)	1.03	(e)	1.13	(e)	0
Year ended 10/31/15	33.87	0.41	(7.33)	(6.92)	(0.49)	(0.56)	(1.05)	25.90	(20.84)	180,773	1.00		1.01		1.39		9
Year ended 10/31/14	34.52	0.52	(0.65)	(0.13)	(0.42)	(0.10)	(0.52)	33.87	(0.31)	179,467	0.97		0.99		1.55		13
Year ended 10/31/13	32.81	0.44	1.66	2.10	(0.39)	—	(0.39)	34.52	6.46	154,375	0.97		0.99		1.30		14
Year ended 10/31/12(f)	32.73	0.05	0.03	0.08	—	—	—	32.81	0.24	122,749	0.96	(g)	0.98	(g)	1.41	(g)	19

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5 shares, which were less than $0.005 per share for the fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the year ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $179,562,130 and sold of $23,686,059 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Van Kampen Emerging Markets Fund into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $739,654, $11,011, $72,945, $842,339, $302,269 and $146,767 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

16                         Invesco Developing Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,104.50	$7.53	$1,017.70	$7.22	1.44%
B	1,000.00	1,100.50	11.44	1,013.97	10.97	2.19
C	1,000.00	1,100.60	11.44	1,013.97	10.97	2.19
Y	1,000.00	1,106.40	6.23	1,018.95	5.97	1.19
R5	1,000.00	1,106.90	5.61	1,019.54	5.37	1.07
R6	1,000.00	1,107.00	5.34	1,019.79	5.12	1.02

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                         Invesco Developing Markets Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	DVM-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Emerging Markets Flexible Bond Fund
Effective February 26, 2016, Invesco Emerging Market Local Currency Debt Fund was renamed Invesco Emerging Markets Flexible Bond Fund.
Nasdaq:
A: IAEMX ¡ B: IBEMX ¡ C: ICEMX ¡ R: IREMX ¡ Y: IYEMX ¡ R5: IIEMX ¡ R6: IFEMX

2 Fund Performance
4 Letters to Shareholders
5 Consolidated Schedule of Investments
8 Consolidated Financial Statements
11 Notes to Consolidated Financial Statements
21 Financial Highlights
22 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.45%
Class B Shares	-2.88
Class C Shares	-2.73
Class R Shares	-2.60
Class Y Shares	-2.31
Class R5 Shares	-2.31
Class R6 Shares	-2.46
JP Morgan EMBI Global Diversified Index▼ (Broad Market Index)*	5.35
JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index▼ (Former Broad Market/Style-Specific Index)*	8.93
3-Month USD Libor Index■ (Style-Specific Index)*	0.25
Lipper Emerging Markets Hard Currency Debt Funds Index¿ (Peer Group Index)**	5.07
Source(s): ▼FactSet Research Systems Inc.; ■Bloomberg LP; ¿Lipper Inc.

  *The Fund has elected to use the JP Morgan EMBI Global Diversified Index and the 3-Month USD Libor Index as its broad market index and its style-specific index, respectively, rather than the JP Morgan Government Bond Index-Emerging Markets (GBI-EM) Global Diversified Index because the JP Morgan EMBI Global Diversified Index and the 3-Month USD Libor Index more closely reflect the performance of the types of securities in which the Fund invests.

**The Lipper Emerging Markets Hard Currency Debt Funds Index was formerly known as the Lipper Emerging Markets Debt Funds Index.

The JP Morgan EMBI Global Diversified Index is an unmanaged market-capitalization weighted, total-return index tracking the traded market for US-dollar-denominated Brady bonds, eurobonds, traded loans and local market debt instruments issued by sovereign and quasi-sovereign entities.

    The JP Morgan Government Bond Index - Emerging Markets (GBI-EM) Global Diversified Index is a comprehensive global local emerging markets index comprising liquid, fixed-rate, domestic currency government bonds.

    The 3-Month USD Libor Index is unmanaged index considered representative of the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of three months.

    The Lipper Emerging Markets Hard Currency Debt Funds Index is an unmanaged index considered representative of emerging market debt funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Emerging Markets Flexible Bond Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-1.95%
5 Years	-5.83
1 Year	-15.79

Class B Shares
Inception (6/16/10)	-2.09%
5 Years	-6.01
1 Year	-16.98

Class C Shares
Inception (6/16/10)	-1.95%
5 Years	-5.69
1 Year	-13.50

Class R Shares
Inception (6/16/10)	-1.50%
5 Years	-5.26
1 Year	-12.34

Class Y Shares
Inception (6/16/10)	-0.98%
5 Years	-4.77
1 Year	-11.84

Class R5 Shares
Inception (6/16/10)	-0.97%
5 Years	-4.75
1 Year	-11.73

Class R6 Shares
Inception	-1.10%
5 Years	-4.86
1 Year	-11.97

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (6/16/10)	-2.19%
5 Years	-5.24
1 Year	-14.48

Class B Shares
Inception (6/16/10)	-2.33%
5 Years	-5.42
1 Year	-15.64

Class C Shares
Inception (6/16/10)	-2.18%
5 Years	-5.12
1 Year	-12.22

Class R Shares
Inception (6/16/10)	-1.73%
5 Years	-4.68
1 Year	-11.02

Class Y Shares
Inception (6/16/10)	-1.21%
5 Years	-4.18
1 Year	-10.48

Class R5 Shares
Inception (6/16/10)	-1.20%
5 Years	-4.16
1 Year	-10.35

Class R6 Shares
Inception	-1.33%
5 Years	-4.26
1 Year	-10.49

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.24%, 1.99%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.89%, 2.64%, 2.64%, 2.14%, 1.64%, 1.34% and 1.33%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

3 Invesco Emerging Markets Flexible Bond Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; Bruce Crockett assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Emerging Markets Flexible Bond Fund

Consolidated Schedule of Investments

April 30, 2016

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–49.08%
Argentina–0.75%
YPF S.A., REGS, Sr. Unsec. Euro Notes, 8.50%, 07/28/2025(a)	$500,000	$516,875

Argentina–2.89%
Argentina Bonar Bonds, Series X, Sr. Unsec. Bonds, 7.00%, 04/17/2017	470,000	478,687
Argentine Republic Government International Bond Sr. Unsec. Notes, 7.50%, 04/22/2026(a)	977,000	994,098
7.63%, 04/22/2046(a)	521,000	513,185
		1,985,970

Azerbaijan–0.30%
State Oil Co. of the Azerbaijan Republic, Sr. Unsec. Medium-Term Euro Notes, 4.75%, 03/13/2023	230,000	207,275

Bahamas–0.90%
Bahamas Government International Bond, REGS, Sr. Unsec. Euro Notes, 5.75%, 01/16/2024(a)	600,000	622,500

Brazil–2.64%
Braskem Finance Ltd., Sr. Unsec. Gtd. Global Bonds, 6.45%, 02/3/2024	200,000	197,500
Cosan Luxembourg S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 5.00%, 03/14/2023(a)	200,000	180,000
GTL Trade Finance Inc., REGS, Sr. Unsec. Gtd. Euro Bonds, 5.89%, 04/29/2024(a)	380,000	339,644
Itaú Unibanco Holding S.A., REGS, Unsec. Sub. Euro Notes, 5.50%, 08/6/2022(a)	600,000	602,015
Minerva Luxembourg S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/31/2023(a)	200,000	204,250
Odebrecht Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(a)	200,000	73,500
Petrobras Global Finance B.V., Sr. Unsec. Gtd. Global Notes, 6.25%, 03/17/2024	250,000	219,375
		1,816,284

China–3.04%
Baidu, Inc., Sr. Unsec. Global Notes, 4.13%, 06/30/2025	1,000,000	1,050,869
Tencent Holdings Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 3.80%, 02/11/2025(a)	1,000,000	1,040,740
		2,091,609

	Principal Amount	Value
Croatia–4.56%
Croatia Government International Bond, REGS, Sr. Unsec. Euro Notes, 5.50%, 04/4/2023(a)	$1,200,000	$1,275,000
Hrvatska elektroprivreda d.d., REGS, Sr. Unsec. Euro Notes, 5.88%, 10/23/2022(a)	1,800,000	1,865,527
		3,140,527

Guatemala–2.79%
Guatemala Government Bond
Sr. Unsec. Notes, 4.50%, 05/03/2026(a)	800,000	792,120
REGS, Sr. Unsec. Euro Notes, 4.88%, 02/13/2028(a)	1,100,000	1,130,250
		1,922,370

Hungary–1.94%
Hungary Government International Bond, Sr. Unsec. Global Notes, 5.38%, 03/25/2024	1,200,000	1,336,050

India–3.42%
Bharti Airtel Ltd., REGS, Sr. Unsec. Euro Notes, 4.38%, 06/10/2025(a)	1,300,000	1,332,431
Reliance Industries Ltd., REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(a)	1,000,000	1,023,848
		2,356,279

Indonesia–4.44%
Pertamina Persero PT, REGS, Sr. Unsec. Medium-Term Euro Notes, 6.45%, 05/30/2044(a)	800,000	821,000
Pratama Agung Pte. Ltd., Sr. Unsec. Gtd. Euro Notes, 6.25%, 02/24/2020	1,000,000	1,016,330
Star Energy Geothermal Wayang Windu Ltd., REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.13%, 03/27/2020(a)	1,200,000	1,218,000
		3,055,330

Ivory Coast–1.11%
Ivory Coast Government International Bond, REGS, Sr. Unsec. Euro Notes, 6.38%, 03/3/2028(a)	800,000	762,000

Jamaica–0.36%
Digicel Group Ltd., REGS, Sr. Unsec. Euro Notes, 7.13%, 04/1/2022(a)	300,000	245,625

Kazakhstan–2.28%
KazMunayGas National Co. JSC, REGS, Sr. Unsec. Medium-Term Euro Notes, 6.38%, 04/9/2021(a)	1,100,000	1,156,375
Zhaikmunai LLP, REGS, Sr. Unsec. Gtd. Euro Notes, 6.38%, 02/14/2019(a)	500,000	415,650
		1,572,025

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount	Value
Mexico–2.24%
Grupo Televisa S.A.B., Sr. Unsec. Global Notes, 6.13%, 01/31/2046	$200,000	$217,655
Petróleos Mexicanos, Sr. Unsec. Gtd. Global Bonds, 6.63%, 06/15/2035	800,000	822,860
PLA Administradora Industrial, Sr. de R.L. de C.V., REGS, Sr. Unsec. Euro Notes, 5.25%, 11/10/2022(a)	500,000	497,500
		1,538,015

Netherlands–1.27%
GTH Finance B.V., Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(a)	857,000	871,141

Panama–2.03%
Panama Government International Bond, Sr. Unsec. Global Bonds, 3.88%, 03/17/2028	1,357,000	1,394,318

Paraguay–0.59%
Paraguay Government International Bond, Sr. Unsec. Bonds, 5.00%, 04/15/2026(a)	400,000	409,000

Peru–0.71%
Southern Copper Corp., Sr. Unsec. Global Notes, 3.88%, 04/23/2025	500,000	487,813

Romania–2.07%
Romanian Government International Bond, REGS, Sr. Unsec. Medium-Term Euro Notes, 4.88%, 01/22/2024(a)	1,300,000	1,424,703

Russia–3.40%
Gazprom OAO Via Gaz Capital S.A., REGS, Sr. Unsec. Euro Loan Participation Notes, 6.00%, 01/23/2021(a)	1,000,000	1,060,491
Sistema JSFC via Sistema International Funding S.A., REGS, Sr. Unsec. Euro Loan Participation Notes, 6.95%, 05/17/2019(a)	400,000	422,608
Russian Foreign Bond, REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(a)	800,000	853,168
		2,336,267

South Africa–1.04%
Eskom Holdings SOC Ltd., REGS, Sr. Unsec. Euro Notes, 7.13%, 02/11/2025(a)	750,000	713,119

Turkey–1.04%
Koç Holding A.S., Sr. Unsec. Notes, 5.25%, 03/15/2023(a)	700,000	717,232

Ukraine–0.27%
MHP S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/2/2020(a)	200,000	182,500

	Principal Amount		Value
United Arab Emirates–1.06%
DP World Ltd., REGS, Sr. Unsec. Medium-Term Euro Notes, 6.85%, 07/2/2037(a)		$700,000	$729,302

Vietnam–1.94%
Vietnam Government International Bond, REGS, Sr. Unsec. Euro Bonds, 4.80%, 11/19/2024(a)		1,300,000	1,333,908
Total U.S. Dollar Denominated Bonds & Notes (Cost $32,766,205)			33,768,037

Non U.S. Dollar Denominated Bonds & Notes–35.87%(b)
Brazil–1.13%
Brazil Notas do Tesouro Nacional, Series F, Unsec. Notes, 10.00%, 01/1/2027	BRL	3,000,000	775,649

Hungary–4.91%
Hungary Government Bond
Series 20/B, Unsec. Bonds,
3.50%, 06/24/2020	HUF	130,000,000	506,661
Series 24/B, Unsec. Bonds,
3.00%, 06/26/2024	HUF	130,000,000	474,052
Series 25/B, Unsec. Bonds,
5.50%, 06/24/2025	HUF	551,500,000	2,398,961
			3,379,674

Indonesia–5.39%
Indonesia Treasury Bond, Series FR54, Sr. Unsec. Bonds, 9.50%, 07/15/2031	IDR	42,700,000,000	3,705,505

Mexico–7.74%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	79,000,000	5,328,820

Poland–8.43%
Poland Government Bond
Series 0421, Unsec. Bonds,
2.00%, 04/25/2021	PLN	7,000,000	1,814,599
Series 0726, Unsec. Bonds,
2.50%, 07/25/2026	PLN	13,800,000	3,436,984
Series 1020, Unsec. Bonds,
5.25%, 10/25/2020	PLN	800,000	238,435
Series 1021, Unsec. Bonds,
5.75%, 10/25/2021	PLN	1,015,000	312,377
			5,802,395

Romania–2.18%
Romania Government Bond, Series 10Y, Unsec. Bonds, 4.75%, 02/24/2025	RON	5,400,000	1,497,858

Russia–5.66%
Russian Federal Bond–OFZ
Series 5080, Unsec. Bonds,
7.40%, 04/19/2017	RUB	11,500,000	174,939
Series 6206, Unsec. Bonds,
7.40%, 06/14/2017	RUB	37,000,000	561,476
Series 6208, Unsec. Bonds,
7.50%, 02/27/2019	RUB	40,000,000	594,954
Series 6212, Unsec. Bonds,
7.05%, 01/19/2028	RUB	177,916,000	2,428,520
Series 6215, Unsec. Bonds,
7.00%, 08/16/2023	RUB	9,615,000	135,735
			3,895,624

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Emerging Markets Flexible Bond Fund

	Principal Amount		Value
Supranational–0.43%
International Bank for Reconstruction & Development, Series GDIF, Sr. Unsec. Medium-Term Euro Notes, 7.68%, 08/10/2016	ZAR	4,250,000	$297,562
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $23,865,102)			24,683,087

Credit-Linked Securities–5.25%(b)
Standard Chartered Bank
Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 7.80%, 05/03/2020),
7.80%, 05/05/2020	INR	33,600,000	513,417
Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.12%, 12/10/2020),
8.12%, 12/14/2020	INR	40,000,000	618,927
Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.40%, 07/28/2024),
8.40%, 07/30/2024(a)	INR	100,000,000	1,572,599

	Principal Amount		Value
Credit-Linked Securities–(continued)
Sr. Unsec. Medium-Term Euro Notes (Credit-Linked to India Government Bonds, 8.28%, 09/21/2027),
8.28%, 09/23/2027	INR	58,000,000	$907,967
Total Credit-Linked Securities (Cost $3,780,880)			3,612,910

U.S. Treasury Security–0.05%
U.S. Treasury Bills–0.05%
0.26%, 05/26/2016(c)(d)		$35,000	34,997
Total U.S. Treasury Securities (Cost $34,993)			34,997

	Shares
Money Market Funds–7.62%
Liquid Assets Portfolio–Institutional Class, 0.44%(e)		2,621,986	2,621,986
Premier Portfolio–Institutional Class, 0.39%(e)		2,621,986	2,621,986
Total Money Market Funds (Cost $5,243,972)			5,243,972
TOTAL INVESTMENTS–97.87% (Cost $65,691,152)			67,343,003
OTHER ASSETS LESS LIABILITIES–2.13%			1,466,144
NET ASSETS–100.00%			$68,809,147

Investment Abbreviations:

BRL	– Brazilian Real
Gtd.	– Guaranteed
HUF	– Hungary Forint
IDR	– Indonesian Rupiah
INR	– Indian Rupee

MXN	– Mexican Peso
PLN	– Poland Zloty
REGS	– Regulation S
RON	– Romanian Rouble
RUB	– Russian Rouble

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured
ZAR	– South African Rand

Notes to Schedule of Investments:

(a)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $27,911,904, which represented 40.56% of the Fund’s Net Assets.
(b)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(c)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(d)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By industry, based on Net Assets as of April 30, 2016

Sovereign Debt	54.8%
Electric Utilities	5.5
Diversified Capital Markets	5.3
Oil & Gas Exploration & Production	4.7
Integrated Telecommunication Services	3.1
Internet Software & Services	3.0
Integrated Oil & Gas	2.9
Wireless Telecommunication Services	1.9
Oil & Gas Refining & Marketing	1.7
Diversified Banks	1.3
Marine Ports & Services	1.1
Industrial Conglomerates	1.0
Industry Types Each Less Than 1% of Portfolio	3.9
Money Market Funds Plus Other Assets Less Liabilities	9.8

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $60,447,180)	$62,099,031
Investments in affiliated money market funds, at value and cost	5,243,972
Total investments, at value (Cost $65,691,152)	67,343,003
Cash	484,924
Foreign currencies, at value (Cost $34,949)	34,971
Receivable for:
Deposits with brokers for open futures contracts	35,100
Investments sold	3,609,200
Fund shares sold	8,413
Dividends and interest	941,248
Premiums paid on swap agreements	188,376
Investment for trustee deferred compensation and retirement plans	23,238
Unrealized appreciation on forward foreign currency contracts outstanding	108,991
Other assets	74,665
Total assets	72,852,129

Liabilities:
Payable for:
Investments purchased	3,411,895
Fund shares reacquired	15,342
Options written, at value (premiums received $8,772)	8,182
Swaps payable	1,984
Variation margin — futures	5,469
Accrued fees to affiliates	27,101
Accrued trustees’ and officers’ fees and benefits	1,613
Accrued other operating expenses	45,469
Trustee deferred compensation and retirement plans	24,365
Unrealized depreciation on forward foreign currency contracts outstanding	497,078
Unrealized depreciation on swap agreements — OTC	4,484
Total liabilities	4,042,982
Net assets applicable to shares outstanding	$68,809,147

Net assets consist of:
Shares of beneficial interest	$82,018,596
Undistributed net investment income	(68,795)
Undistributed net realized gain (loss)	(14,360,070)
Net unrealized appreciation	1,219,416
$68,809,147

Net Assets:
Class A	$5,787,317
Class B	$159,901
Class C	$1,121,515
Class R	$280,701
Class Y	$348,939
Class R5	$6,607
Class R6	$61,104,167

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	895,226
Class B	24,748
Class C	173,383
Class R	43,476
Class Y	53,998
Class R5	1,023
Class R6	9,461,800
Class A:
Net asset value per share	$6.46
Maximum offering price per share
(Net asset value of $6.46 ÷ 95.75%)	$6.75
Class B:
Net asset value and offering price per share	$6.46
Class C:
Net asset value and offering price per share	$6.47
Class R:
Net asset value and offering price per share	$6.46
Class Y:
Net asset value and offering price per share	$6.46
Class R5:
Net asset value and offering price per share	$6.46
Class R6:
Net asset value and offering price per share	$6.46

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $22,405)	$1,534,873
Dividends from affiliated money market funds	9,546
Total investment income	1,544,419

Expenses:
Advisory fees	198,579
Administrative services fees	24,863
Custodian fees	23,664
Distribution fees:
Class A	7,157
Class B	1,301
Class C	5,768
Class R	769
Transfer agent fees — A, B, C, R and Y	13,579
Transfer agent fees — R6	78
Trustees’ and officers’ fees and benefits	9,700
Registration and filing fees	41,244
Reports to shareholders	8,572
Professional services fees	28,773
Other	17,857
Total expenses	381,904
Less: Fees waived and expenses reimbursed	(107,499)
Net expenses	274,405
Net investment income	1,270,014

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(11,120,758)
Foreign currencies	(380,211)
Forward foreign currency contracts	(1,999,058)
Futures contracts	(14,976)
Swap agreements	(16,277)
(13,531,280)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $16,933)	12,140,070
Foreign currencies	44,669
Forward foreign currency contracts	(450,602)
Futures contracts	(60,775)
Option contracts written	590
Swap agreements	(4,484)
11,669,468
Net realized and unrealized gain (loss)	(1,861,812)
Net increase (decrease) in net assets resulting from operations	$(591,798)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco Emerging Markets Flexible Bond Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$1,270,014	$2,788,125
Net realized gain (loss)	(13,531,280)	(4,854,316)
Change in net unrealized appreciation (depreciation)	11,669,468	(6,674,360)
Net increase (decrease) in net assets resulting from operations	(591,798)	(8,740,551)

Distributions to shareholders from net investment income:
Class A	(127,229)	—
Class B	(4,795)	—
Class C	(20,638)	—
Class R	(6,397)	—
Class Y	(6,748)	—
Class R5	(153)	—
Class R6	(911,696)	—
Total distributions from net investment income	(1,077,656)	—

Return of capital:
Class A	—	(368,524)
Class B	—	(14,244)
Class C	—	(68,983)
Class R	—	(19,363)
Class Y	—	(39,924)
Class R5	—	(2,106)
Class R6	—	(2,025,139)
Total return of capital	—	(2,538,283)

Share transactions–net:
Class A	(206,959)	(1,355,045)
Class B	(121,116)	26,014
Class C	(204,712)	(469,716)
Class R	(62,630)	(2,139)
Class Y	58,692	(2,338,926)
Class R5	—	(163,230)
Class R6	25,005,631	6,445,058
Net increase in net assets resulting from share transactions	24,468,906	2,142,016
Net increase (decrease) in net assets	22,799,452	(9,136,818)

Net assets:
Beginning of period	46,009,695	55,146,513
End of period (includes undistributed net investment income of $(68,795) and $(261,153), respectively)	$68,809,147	$46,009,695

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco Emerging Markets Flexible Bond Fund

Notes to Consolidated Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Flexible Bond Fund (the “Fund”), formerly Invesco Emerging Market Local Currency Debt Fund, is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Emerging Markets Flexible Bond Cayman Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total asssets in the Subsidiary.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

11                         Invesco  Emerging Markets Flexible Bond Fund

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

12                         Invesco  Emerging Markets Flexible Bond Fund

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.

13                         Invesco  Emerging Markets Flexible Bond Fund

M.	Call Options Written — The Fund may write call options. A covered call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Written call options are recorded as a liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.
N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

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Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.75%
Next $500 million	0.70%
Next $500 million	0.67%
Over $1.5 billion	0.65%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.75%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.24%, 1.99%, 1.99%, 1.49%, 0.99%, 0.99% and 0.99%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $93,842 and reimbursed class level expenses of $10,045, $456, $2,024, $540, $514, $0 and $78 of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $247 in

15                         Invesco  Emerging Markets Flexible Bond Fund

front-end sales commissions from the sale of Class A shares and $5 and $93 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$5,243,972	$—	$—	$5,243,972
U.S. Treasury Securities	—	34,997	—	34,997
Credit-Linked Securities	—	3,612,910	—	3,612,910
Foreign Debt Securities	—	20,746,612	—	20,746,612
Foreign Sovereign Debt Securities	—	37,704,512	—	37,704,512
	5,243,972	62,099,031	—	67,343,003
Forward Foreign Currency Contracts*	—	(388,087)	—	(388,087)
Futures Contracts*	(60,775)	—	—	(60,775)
Options Written*	—	(8,182)	—	(8,182)
Swap Agreements*	—	(4,484)	—	(4,484)
Total Investments	$5,183,197	$61,698,278	$—	$66,881,475

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(4,484)
Currency risk:
Forward foreign currency contracts(b)	108,991	(497,078)
Options written(c)	—	(8,182)
Interest rate risk:
Futures contracts(d)	—	(60,775)
Total	$108,991	$(570,519)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Options written, at value.
(d)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

16                         Invesco  Emerging Markets Flexible Bond Fund

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Written	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$—	$(16,277)
Currency risk	(1,999,058)	—	—	—
Interest rate risk	—	(14,976)	—	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	$—	$—	$—	$(4,484)
Currency risk	(450,602)	—	590	—
Interest rate risk	—	(60,775)	—	—
Total	$(2,449,660)	$(75,751)	$590	$(20,761)

The table below summarizes the six month average notional value of forward foreign currency contracts, two month average notional value of futures contracts, one month average notional of options written and two month average notional value of swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Written	Swap Agreements
Average notional value	$55,487,833	$6,511,328	$700,000	$3,300,000

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/31/16	Goldman Sachs International	CLP	700,000,000	USD	1,022,345	$1,056,736	$(34,391)
05/31/16	Goldman Sachs International	USD	1,047,747	CLP	700,000,000	1,056,736	8,989
07/29/16	Deutsche Bank Securities Inc.	KRW	400,000,000	USD	347,524	348,551	(1,027)
07/29/16	Deutsche Bank Securities Inc.	KRW	1,960,000,000	USD	1,702,719	1,707,900	(5,181)
07/29/16	Goldman Sachs International	HUF	1,547,000,000	USD	5,580,164	5,672,069	(91,905)
07/29/16	Goldman Sachs International	IDR	35,900,000,000	USD	2,678,505	2,676,863	1,642
07/29/16	Goldman Sachs International	INR	75,000,000	USD	1,111,605	1,112,083	(478)
07/29/16	Goldman Sachs International	MYR	6,800,000	USD	1,731,602	1,733,254	(1,652)
07/29/16	Goldman Sachs International	PLN	22,660,000	USD	5,827,080	5,925,452	(98,372)
07/29/16	Goldman Sachs International	RON	6,000,000	USD	1,515,267	1,534,165	(18,898)
07/29/16	Goldman Sachs International	RUB	175,000,000	USD	2,594,514	2,638,029	(43,515)
07/29/16	Goldman Sachs International	USD	730,048	COP	2,200,000,000	760,471	30,423
07/29/16	Goldman Sachs International	USD	2,150,929	HUF	590,000,000	2,163,232	12,303
07/29/16	Goldman Sachs International	USD	1,958,928	MXN	34,000,000	1,958,509	(419)
07/29/16	Goldman Sachs International	USD	1,716,915	TRY	5,000,000	1,745,047	28,132
07/29/16	Goldman Sachs International	ZAR	4,400,000	USD	298,014	303,414	(5,400)
07/29/16	Morgan Stanley & Co., Inc.	MXN	98,599,832	USD	5,547,263	5,679,667	(132,404)
07/29/16	Morgan Stanley & Co., Inc.	USD	1,882,541	MXN	33,000,000	1,900,906	18,365
09/02/16	Deutsche Bank Securities Inc.	CNY	10,200,000	USD	1,537,302	1,559,347	(22,045)
09/02/16	Goldman Sachs International	USD	1,551,516	CNY	10,200,000	1,559,347	7,831
11/21/16	Goldman Sachs International	CNY	15,000,000	USD	2,270,265	2,278,266	(8,001)
03/03/17	Goldman Sachs International	CNY	9,500,000	USD	1,396,810	1,430,200	(33,390)
04/28/17	Deutsche Bank Securities Inc.	CNY	4,662,350	USD	700,000	698,694	1,306
Total Open Forward Foreign Currency Contracts — Currency Risk							$(388,087)

Currency Abbreviations:

CLP	– Chilean Peso
CNY	– Chinese Yuan
COP	– Colomnian Peso
HUF	– Hungarian Forint

IDR	– Indonesian Rupiah
INR	– Indian Rupee
KRW	– South Korean Won
MXN	– Mexican Peso

MYR	– Malaysian Ringgit
PLN	– Poland Zloty
RON	– Romanian Leu
RUB	– Russian Ruble

TRY	– Turkish Lira
ZAR	– South African Rand
USD	– U.S. Dollar

17                         Invesco  Emerging Markets Flexible Bond Fund

Open Futures Contracts — Interest Rate Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Notes	Short	50	June-2016	$(6,503,125)	$(60,775)

Open Over-The-Counter Foreign Currency Options Written — Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus CNH	Call	Deutsche Bank Securities Inc.	04/26/17	CNY	7.250	$(8,772)	USD	700,000	$(8,182)	$590

Options Written Transactions
	Call Options
	Number of Contracts	Notional Value		Premiums Received
Beginning of period	—		—	$—
Written	700	USD	700,000	8,772
Closed	—		—	—
End of period	700	USD	700,000	$8,772

Abbreviations:

CNY	– Chinese Yuan
USD	– U.S. Dollar

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Goldman Sachs International	Federative Republic of Brazil	Buy	(1.00)%	June-2021	3.32%	$1,700,000	$188,376	$(4,484)

(a)	Implied credit spreads represent the current level as of April 30, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Deutsche Bank Securities Inc.(a)	$1,306	$(1,306)	$—	$—	$—
Goldman Sachs International(a)	89,320	(89,320)	—	—	—
Goldman Sachs International(b)	188,376	(6,468)	—	—	181,908
Morgan Stanley & Co., Inc.(a)	18,365	(18,365)	—	—	—
Total	$297,367	$(115,459)	$—	$—	$181,908

18                         Invesco  Emerging Markets Flexible Bond Fund

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Deutsche Bank Securities Inc.(a)	$28,253	$(1,306)	$—	$—	$26,947
Deutsche Bank Securities Inc.(c)	8,182	—	—	—	8,182
Goldman Sachs International(a)	336,421	(89,320)	—	—	247,101
Goldman Sachs International(b)	6,468	(6,468)	—	—	—
Morgan Stanley & Co., Inc.(a)	132,404	(18,365)	—	—	114,039
Total	$511,728	$(115,459)	$—	$—	$396,269

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements – OTC Counterparty.
(c)	Options written – OTC Counterparty.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$270,312	$553,024	$823,336

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

19                         Invesco  Emerging Markets Flexible Bond Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $70,800,035 and $53,775,492, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,149,777
Aggregate unrealized (depreciation) of investment securities	(770,247)
Net unrealized appreciation of investment securities	$1,379,530

Cost of investments for tax purposes is $65,963,473.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	70,379	$450,044	171,421	$1,323,790
Class B	—	—	23,303	179,312
Class C	7,849	50,191	25,413	192,441
Class R	1,709	10,918	3,719	27,958
Class Y	10,552	67,548	48,034	372,122
Class R6(b)	4,087,629	25,958,089	1,007,671	7,589,645

Issued as reinvestment of dividends:
Class A	15,530	98,903	38,573	288,494
Class B	740	4,706	1,855	13,761
Class C	2,097	13,345	6,510	48,750
Class R	984	6,264	2,549	19,004
Class Y	925	5,877	2,763	20,882
Class R5	—	—	213	1,707
Class R6	143,612	911,696	272,414	2,025,139

Automatic conversion of Class B shares to Class A shares:
Class A	14,611	93,770	12,487	90,553
Class B	(14,614)	(93,770)	(12,503)	(90,553)

Reacquired:
Class A	(132,522)	(849,676)	(399,796)	(3,057,882)
Class B	(5,062)	(32,052)	(10,146)	(76,506)
Class C	(41,061)	(268,248)	(91,702)	(710,907)
Class R	(12,894)	(79,812)	(6,892)	(49,101)
Class Y	(2,314)	(14,733)	(348,793)	(2,731,930)
Class R5	—	—	(21,098)	(164,937)
Class R6	(292,228)	(1,864,154)	(427,880)	(3,169,726)
Net increase in share activity	3,855,922	$24,468,906	298,115	$2,142,016

(a)	89% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	On February 18, 2016, 3,683,414 Class R6 shares valued at $23,352,847 were sold to affiliated mutual funds.

20                         Invesco  Emerging Markets Flexible Bond Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Six months ended 04/30/16	$6.77	$0.15	$(0.32)	$(0.17)	$(0.14)	$—	$—	$(0.14)	$6.46	(2.45)%	$5,787	1.23	%(e)	1.94	%(e)	4.60	%(e)	117%
Year ended 10/31/15	8.49	0.41	(1.76)	(1.35)	—	—	(0.37)	(0.37)	6.77	(16.20)	6,282	1.24		1.89		5.46		50
Year ended 10/31/14	9.17	0.46	(0.77)	(0.31)	(0.06)	—	(0.31)	(0.37)	8.49	(3.44)	9,379	1.24		1.84		5.29		69
Year ended 10/31/13	9.88	0.48	(0.79)	(0.31)	(0.29)	—	(0.11)	(0.40)	9.17	(3.25)	12,998	1.24		1.77		4.96		31
Year ended 10/31/12	10.36	0.50	0.17	0.67	(0.88)	(0.24)	(0.03)	(1.15)	9.88	7.50	14,549	1.24		1.79		5.17		30
Year ended 10/31/11	11.11	0.53	(0.49)	0.04	(0.63)	(0.16)	—	(0.79)	10.36	0.34	12,886	1.23		1.86		4.97		106
Class B
Six months ended 04/30/16	6.77	0.12	(0.32)	(0.20)	(0.11)	—	—	(0.11)	6.46	(2.88)	160	1.98	(e)	2.69	(e)	3.85	(e)	117
Year ended 10/31/15	8.48	0.35	(1.75)	(1.40)	—	—	(0.31)	(0.31)	6.77	(16.72)	296	1.99		2.64		4.71		50
Year ended 10/31/14	9.16	0.40	(0.78)	(0.38)	(0.05)	—	(0.25)	(0.30)	8.48	(4.17)	349	1.99		2.59		4.54		69
Year ended 10/31/13	9.87	0.41	(0.79)	(0.38)	(0.22)	—	(0.11)	(0.33)	9.16	(3.98)	570	1.99		2.52		4.21		31
Year ended 10/31/12	10.35	0.43	0.17	0.60	(0.81)	(0.24)	(0.03)	(1.08)	9.87	6.70	856	1.99		2.54		4.42		30
Year ended 10/31/11	11.10	0.45	(0.49)	(0.04)	(0.55)	(0.16)	—	(0.71)	10.35	(0.42)	843	1.98		2.61		4.22		106
Class C
Six months ended 04/30/16	6.77	0.12	(0.31)	(0.19)	(0.11)	—	—	(0.11)	6.47	(2.73)	1,122	1.98	(e)	2.69	(e)	3.85	(e)	117
Year ended 10/31/15	8.49	0.35	(1.75)	(1.40)	—	—	(0.32)	(0.32)	6.77	(16.82)	1,385	1.99		2.64		4.71		50
Year ended 10/31/14	9.17	0.40	(0.78)	(0.38)	(0.05)	—	(0.25)	(0.30)	8.49	(4.16)	2,244	1.99		2.59		4.54		69
Year ended 10/31/13	9.88	0.41	(0.79)	(0.38)	(0.22)	—	(0.11)	(0.33)	9.17	(3.97)	3,532	1.99		2.52		4.21		31
Year ended 10/31/12	10.36	0.43	0.17	0.60	(0.81)	(0.24)	(0.03)	(1.08)	9.88	6.70	3,938	1.99		2.54		4.42		30
Year ended 10/31/11	11.10	0.45	(0.48)	(0.03)	(0.55)	(0.16)	—	(0.71)	10.36	(0.33)	3,079	1.98		2.61		4.22		106
Class R
Six months ended 04/30/16	6.76	0.14	(0.31)	(0.17)	(0.13)	—	—	(0.13)	6.46	(2.45)	281	1.48	(e)	2.19	(e)	4.35	(e)	117
Year ended 10/31/15	8.48	0.39	(1.76)	(1.37)	—	—	(0.35)	(0.35)	6.76	(16.43)	363	1.49		2.14		5.21		50
Year ended 10/31/14	9.17	0.44	(0.78)	(0.34)	(0.06)	—	(0.29)	(0.35)	8.48	(3.79)	460	1.49		2.09		5.04		69
Year ended 10/31/13	9.87	0.46	(0.78)	(0.32)	(0.27)	—	(0.11)	(0.38)	9.17	(3.39)	776	1.49		2.02		4.71		31
Year ended 10/31/12	10.36	0.48	0.16	0.64	(0.86)	(0.24)	(0.03)	(1.13)	9.87	7.13	946	1.49		2.04		4.92		30
Year ended 10/31/11	11.11	0.49	(0.48)	0.01	(0.60)	(0.16)	—	(0.76)	10.36	0.09	386	1.48		2.11		4.72		106
Class Y
Six months ended 04/30/16	6.77	0.15	(0.31)	(0.16)	(0.15)	—	—	(0.15)	6.46	(2.31)	349	0.98	(e)	1.69	(e)	4.85	(e)	117
Year ended 10/31/15	8.49	0.45	(1.78)	(1.33)	—	—	(0.39)	(0.39)	6.77	(15.99)	304	0.99		1.64		5.71		50
Year ended 10/31/14	9.17	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.49	(3.20)	2,911	0.99		1.59		5.54		69
Year ended 10/31/13	9.88	0.51	(0.79)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.17	(3.01)	1,529	0.99		1.52		5.21		31
Year ended 10/31/12	10.37	0.52	0.17	0.69	(0.91)	(0.24)	(0.03)	(1.18)	9.88	7.67	1,867	0.99		1.54		5.42		30
Year ended 10/31/11	11.11	0.56	(0.49)	0.07	(0.65)	(0.16)	—	(0.81)	10.37	0.69	1,131	0.98		1.61		5.22		106
Class R5
Six months ended 04/30/16	6.77	0.15	(0.31)	(0.16)	(0.15)	—	—	(0.15)	6.46	(2.31)	7	0.98	(e)	1.33	(e)	4.85	(e)	117
Year ended 10/31/15	8.48	0.45	(1.77)	(1.32)	—	—	(0.39)	(0.39)	6.77	(15.89)	7	0.99		1.34		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.48	(3.20)	186	0.99		1.31		5.54		69
Year ended 10/31/13	9.87	0.51	(0.79)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.16	(3.01)	291	0.99		1.36		5.21		31
Year ended 10/31/12	10.35	0.52	0.18	0.70	(0.91)	(0.24)	(0.03)	(1.18)	9.87	7.78	457	0.99		1.28		5.42		30
Year ended 10/31/11	11.11	0.56	(0.51)	0.05	(0.65)	(0.16)	—	(0.81)	10.35	0.50	28,952	0.98		1.36		5.22		106
Class R6
Six months ended 04/30/16	6.77	0.15	(0.31)	(0.16)	(0.15)	—	—	(0.15)	6.46	(2.31)	61,104	0.98	(e)	1.33	(e)	4.85	(e)	117
Year ended 10/31/15	8.48	0.43	(1.75)	(1.32)	—	—	(0.39)	(0.39)	6.77	(15.89)	37,373	0.99		1.33		5.71		50
Year ended 10/31/14	9.16	0.49	(0.78)	(0.29)	(0.06)	—	(0.33)	(0.39)	8.48	(3.21)	39,617	0.99		1.30		5.54		69
Year ended 10/31/13	9.87	0.50	(0.78)	(0.28)	(0.32)	—	(0.11)	(0.43)	9.16	(3.01)	33,125	0.99		1.29		5.21		31
Year ended 10/31/12(f)	9.83	0.06	0.01	0.07	(0.00)	—	(0.03)	(0.03)	9.87	0.66	30,375	0.99	(g)	1.26	(g)	5.42	(g)	30

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, which were less than $0.005 per share, for fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,757, $262, $1,160, $309, $295, $7 and $45,456 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012 for Class R6 shares.
(g)	Annualized.

21                         Invesco  Emerging Markets Flexible Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$975.50	$6.04	$1,018.75	$6.17	1.23%
B	1,000.00	971.20	9.70	1,015.02	9.92	1.98
C	1,000.00	972.70	9.71	1,015.02	9.92	1.98
R	1,000.00	974.00	7.26	1,017.50	7.42	1.48
Y	1,000.00	976.90	4.82	1,019.99	4.92	0.98
R5	1,000.00	976.90	4.82	1,019.99	4.92	0.98
R6	1,000.00	975.40	4.81	1,019.99	4.92	0.98

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22                         Invesco  Emerging Markets Flexible Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	EMFB-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Emerging Markets Equity Fund
Nasdaq:
A: IEMAX ¡ C: IEMCX ¡ R: IEMRX ¡ Y: IEMYX ¡ R5: IEMIX ¡ R6: EMEFX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
6 Financial Statements
8 Notes to Financial Statements
15 Financial Highlights
16 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-1.38%
Class C Shares	-1.71
Class R Shares	-1.54
Class Y Shares	-1.23
Class R5 Shares	-1.23
Class R6 Shares	-1.22
MSCI EAFE Index▼ (Broad Market Index)	-3.07
MSCI Emerging Markets Index▼ (Style-Specific Index)	-0.13
Lipper Emerging Market Funds Index■ (Peer Group Index)	1.62

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI Emerging Markets IndexSM is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging markets funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns

As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-8.94%
1 Year	-20.79

Class C Shares
Inception (5/31/11)	-8.58%
1 Year	-17.67

Class R Shares
Inception (5/31/11)	-8.13%
1 Year	-16.45

Class Y Shares
Inception (5/31/11)	-7.68%
1 Year	-16.02

Class R5 Shares
Inception (5/31/11)	-7.68%
1 Year	-16.02

Class R6 Shares
Inception	-7.72%
1 Year	-15.89

Average Annual Total Returns

As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/31/11)	-9.05%
1 Year	-16.34

Class C Shares
Inception (5/31/11)	-8.66%
1 Year	-12.95

Class R Shares
Inception (5/31/11)	-8.20%
1 Year	-11.69

Class Y Shares
Inception (5/31/11)	-7.78%
1 Year	-11.26

Class R5 Shares
Inception (5/31/11)	-7.75%
1 Year	-11.13

Class R6 Shares
Inception	-7.82%
1 Year	-11.25

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit

invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.55%, 2.30%, 1.80%, 1.30%, 1.30% and 1.30%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.59%, 3.34%, 2.84%, 2.34%, 1.99% and 1.99%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least March 31, 2017. See current prospectus for more information.

2 Invesco Emerging Markets Equity Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Emerging Markets Equity Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.36%
Argentina–1.47%
Banco Macro S.A.–ADR	3,534	$221,334
Grupo Financiero Galicia S.A.–ADR	6,069	172,784
		394,118

Brazil–7.10%
BB Seguridade Participacoes S.A.	64,200	559,941
Grendene S.A.	94,800	468,260
Multiplus S.A.	46,900	517,452
Raia Drogasil S.A.	22,200	355,236
		1,900,889

China–20.41%
Baidu, Inc.–ADR(a)	4,927	957,316
Bank of China Ltd.–Class H	1,651,000	668,004
Industrial & Commercial Bank of China Ltd.–Class H	1,292,000	694,194
Ping An Insurance (Group) Co. of China Ltd.–Class H	163,000	758,805
Shenzhou International Group Holdings Ltd.	78,000	401,121
Tencent Holdings Ltd.	70,100	1,422,492
Zhuzhou CSR Times Electric Co., Ltd.–Class H	99,500	560,577
		5,462,509

Hong Kong–3.67%
AIA Group Ltd.	103,400	618,620
Techtronic Industries Co. Ltd.	97,500	364,558
		983,178

India–13.24%
Axis Bank Ltd.	41,789	296,224
Britannia Industries Ltd.	7,631	328,707
Eicher Motors Ltd.	1,575	474,767
Emami Ltd.	28,457	431,917
HDFC Bank Ltd.	27,940	475,802
LIC Housing Finance Ltd.	51,728	359,241
Maruti Suzuki India Ltd.	9,813	559,091
Tata Consultancy Services Ltd.	16,220	618,162
		3,543,911

Indonesia–5.23%
PT Bank Negara Indonesia (Persero) Tbk	1,355,100	470,383
PT Bank Rakyat Indonesia (Persero) Tbk	764,300	598,690
PT Matahari Department Store Tbk	229,900	330,674
		1,399,747

Malaysia–0.98%
My EG Services Berhad	506,800	260,896

	Shares	Value
Mexico–5.79%
Fomento Economico Mexicano, S.A.B. de C.V.–ADR	6,797	$633,548
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	232,800	456,232
Wal-Mart de México, S.A.B. de C.V.–Series V	185,800	459,149
		1,548,929

Peru–1.05%
Credicorp Ltd.	1,928	280,370

Russia–2.33%
Sberbank PAO–ADR	77,614	622,154

South Africa–3.64%
Clicks Group Ltd.	48,234	352,303
Mr. Price Group Ltd.	48,569	621,001
		973,304

South Korea–14.70%
AMOREPACIFIC Corp.	1,373	487,927
AMOREPACIFIC Group	3,017	443,204
Hanssem Co., Ltd.	3,463	580,510
KEPCO Plant Service & Engineering Co., Ltd.	8,778	580,162
Medy-Tox Inc.	1,006	372,335
Ottogi Corp.	592	423,135
Samsung Electronics Co., Ltd.	962	1,046,075
		3,933,348

Taiwan–10.65%
Eclat Textile Co., Ltd.	39,000	442,751
King Slide Works Co., Ltd.	43,000	507,436
President Chain Store Corp.	92,000	649,426
Taiwan Semiconductor Manufacturing Co. Ltd.	273,000	1,250,225
		2,849,838

Thailand–4.69%
Delta Electronics (Thailand) PCL	196,000	404,239
Kasikornbank PCL	94,700	450,892
Thanachart Capital PCL	400,300	398,465
		1,253,596

United States–1.41%
VanEck Vectors™ Vietnam ETF	26,100	376,362
Total Common Stocks & Other Equity Interests (Cost $26,242,933)		25,783,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Emerging Markets Equity Fund

	Shares	Value
Money Market Funds–3.15%
Liquid Assets Portfolio–Institutional Class, 0.44%(b)	421,881	$421,881
Premier Portfolio–Institutional Class, 0.39%(b)	421,881	421,881
Total Money Market Funds (Cost $843,762)		843,762
TOTAL INVESTMENTS–99.51% (Cost $27,086,695)		26,626,911
OTHER ASSETS LESS LIABILITIES–0.49%		132,415
NET ASSETS–100.00%		$26,759,326

Investment Abbreviations:

ADR	– American Depositary Receipt
ETF	– Exchange-Traded Fund

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Financials	31.7%
Information Technology	22.3
Consumer Staples	17.1
Consumer Discretionary	16.0
Industrials	7.9
Health Care	1.4
Money Market Funds Plus Other Assets Less Liabilities	3.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Emerging Markets Equity Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $26,242,933)	$25,783,149
Investments in affiliated money market funds, at value and cost	843,762
Total investments, at value (Cost $27,086,695)	26,626,911
Foreign currencies, at value (Cost $25,338)	25,028
Receivable for:
Investments sold	107,805
Fund shares sold	49,999
Dividends	22,465
Fund expenses absorbed	6,471
Investment for trustee deferred compensation and retirement plans	16,822
Other assets	47,265
Total assets	26,902,766

Liabilities:
Payable for:
Investments purchased	52,507
Fund shares reacquired	16,774
Accrued fees to affiliates	16,141
Accrued trustees’ and officers’ fees and benefits	1,496
Accrued other operating expenses	38,887
Trustee deferred compensation and retirement plans	17,635
Total liabilities	143,440
Net assets applicable to shares outstanding	$26,759,326

Net assets consist of:
Shares of beneficial interest	$33,433,454
Undistributed net investment income (loss)	(55,764)
Undistributed net realized gain (loss)	(6,159,044)
Net unrealized appreciation (depreciation)	(459,320)
$26,759,326

Net Assets:
Class A	$10,817,877
Class C	$2,843,899
Class R	$1,260,366
Class Y	$3,887,445
Class R5	$1,351,209
Class R6	$6,598,530

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,679,557
Class C	449,758
Class R	196,805
Class Y	602,472
Class R5	209,350
Class R6	1,021,560
Class A:
Net asset value per share	$6.44
Maximum offering price per share
(Net asset value of $6.44 ÷ 94.50%)	$6.81
Class C:
Net asset value and offering price per share	$6.32
Class R:
Net asset value and offering price per share	$6.40
Class Y:
Net asset value and offering price per share	$6.45
Class R5:
Net asset value and offering price per share	$6.45
Class R6:
Net asset value and offering price per share	$6.46

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Emerging Markets Equity Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $17,079)	$182,860
Dividends from affiliated money market funds	393
Total investment income	183,253

Expenses:
Advisory fees	117,410
Administrative services fees	24,863
Custodian fees	20,012
Distribution fees:
Class A	13,008
Class C	12,647
Class R	2,966
Transfer agent fees	32,900
Transfer agent fees — R5	9
Transfer agent fees — R6	37
Trustees’ and officers’ fees and benefits	9,398
Registration and filing fees	35,551
Reports to shareholders	5,650
Professional services fees	31,206
Other	12,424
Total expenses	318,081
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(95,334)
Net expenses	222,747
Net investment income (loss)	(39,494)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes on holdings of $13,477)	(402,484)
Foreign currencies	(34,158)
(436,642)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $1,517)	110,199
Foreign currencies	3,624
113,823
Net realized and unrealized gain (loss)	(322,819)
Net increase (decrease) in net assets resulting from operations	$(362,313)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Emerging Markets Equity Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(39,494)	$72,645
Net realized gain (loss)	(436,642)	(3,148,831)
Change in net unrealized appreciation (depreciation)	113,823	(705,812)
Net increase (decrease) in net assets resulting from operations	(362,313)	(3,781,998)

Distributions to shareholders from net investment income:
Class A	—	(44,461)
Class R	—	(2,660)
Class Y	—	(24,019)
Class R5	—	(6,406)
Class R6	—	(59,556)
Total distributions from net investment income	—	(137,102)

Share transactions–net:
Class A	433,551	1,351,218
Class C	321,855	163,778
Class R	86,111	35,294
Class Y	321,609	854,056
Class R5	477,699	141,935
Class R6	(458,068)	183,789
Net increase in net assets resulting from share transactions	1,182,757	2,730,070
Net increase (decrease) in net assets	820,444	(1,189,030)

Net assets:
Beginning of period	25,938,882	27,127,912
End of period (includes undistributed net investment income (loss) of $(55,764) and $(16,270), respectively)	$26,759,326	$25,938,882

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Emerging Markets Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

8                         Invesco Emerging Markets Equity Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

9                         Invesco Emerging Markets Equity Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

10                         Invesco Emerging Markets Equity Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective April 1, 2016, the Adviser has contractually agreed, through at least March 31, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.54%, 2.29%, 1.79%, 1.29%, 1.29% and 1.29%, respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to April 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.85%, 2.60%, 2.10%, 1.60%, 1.60% and 1.60%, respectively, of the Fund’s average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on March 31, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $62,387 and reimbursed class level expenses of $19,203, $4,668, $2,189, $6,607, $9 and $37 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $3,940 in front-end sales commissions from the sale of Class A shares and $218 and $271 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

11                         Invesco Emerging Markets Equity Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $1,031,054 and from Level 2 to Level 1 of $1,606,903, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Argentina	$394,118	$—	$—	$394,118
Brazil	1,900,889	—	—	1,900,889
China	957,316	4,505,193	—	5,462,509
Hong Kong	—	983,178	—	983,178
India	431,917	3,111,994	—	3,543,911
Indonesia	—	1,399,747	—	1,399,747
Malaysia	260,896	—	—	260,896
Mexico	1,548,929	—	—	1,548,929
Peru	280,370	—	—	280,370
Russia	622,154	—	—	622,154
South Africa	352,303	621,001	—	973,304
South Korea	580,510	3,352,838	—	3,933,348
Taiwan	—	2,849,838	—	2,849,838
Thailand	802,704	450,892	—	1,253,596
United States	1,220,124	—	—	1,220,124
Total Investments	$9,352,230	$17,274,681	$—	$26,626,911

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $234.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

12                         Invesco Emerging Markets Equity Fund

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$3,523,545	$2,169,258	$5,692,803

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $7,693,377 and $6,963,414, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,874,898
Aggregate unrealized (depreciation) of investment securities	(2,364,280)
Net unrealized appreciation (depreciation) of investment securities	$(489,382)

Cost of investments for tax purposes is $27,116,293.

13                         Invesco Emerging Markets Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	330,352	$2,079,646	1,104,682	$7,871,597
Class C	136,242	850,946	141,652	995,838
Class R	32,087	200,673	69,316	486,729
Class Y	62,188	395,817	134,043	961,871
Class R5	76,169	491,294	27,217	210,117
Class R6	41,650	253,695	115,002	814,045

Issued as reinvestment of dividends:
Class A	—	—	6,447	44,096
Class R	—	—	387	2,645
Class Y	—	—	3,508	23,965
Class R5	—	—	918	6,282
Class R6	—	—	8,707	59,556

Reacquired:
Class A	(262,312)	(1,646,095)	(904,652)	(6,564,475)
Class C	(86,385)	(529,091)	(118,737)	(832,060)
Class R	(18,151)	(114,562)	(64,467)	(454,080)
Class Y	(12,122)	(74,208)	(19,136)	(131,780)
Class R5	(2,300)	(13,595)	(10,622)	(74,464)
Class R6	(117,248)	(711,763)	(94,195)	(689,812)
Net increase in share activity	180,170	$1,182,757	400,070	$2,730,070

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 27% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 31% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

14                         Invesco Emerging Markets Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$6.53	$(0.01)	$(0.08)	$(0.09)	$—	$—	$—	$6.44	(1.38)%	$10,818	1.79	%(d)	2.66	%(d)	(0.33	)%(d)	28%
Year ended 10/31/15	7.58	0.02	(1.04)	(1.02)	(0.03)	—	(0.03)	6.53	(13.45)	10,516	1.85		2.58		0.23		97
Year ended 10/31/14	7.61	0.06	(0.03)	0.03	(0.06)	—	(0.06)	7.58	0.44	10,654	1.85		2.57		0.74		94
Year ended 10/31/13	7.61	0.05	0.03	0.08	(0.08)	—	(0.08)	7.61	1.06	15,284	1.85		2.75		0.68		41
Year ended 10/31/12	8.07	0.11	(0.47)	(0.36)	(0.07)	(0.03)	(0.10)	7.61	(4.51)	10,187	1.85		3.44		1.36		34
Year ended 10/31/11(e)	10.00	0.03	(1.96)	(1.93)	—	—	—	8.07	(19.30)	4,019	1.84	(f)	5.28	(f)	0.87	(f)	16
Class C
Six months ended 04/30/16	6.43	(0.03)	(0.08)	(0.11)	—	—	—	6.32	(1.71)	2,844	2.54	(d)	3.41	(d)	(1.08	)(d)	28
Year ended 10/31/15	7.49	(0.04)	(1.02)	(1.06)	—	—	—	6.43	(14.15)	2,572	2.60		3.33		(0.52)		97
Year ended 10/31/14	7.55	—	(0.03)	(0.03)	(0.03)	—	(0.03)	7.49	(0.40)	2,825	2.60		3.32		(0.01)		94
Year ended 10/31/13	7.55	(0.01)	0.04	0.03	(0.03)	—	(0.03)	7.55	0.40	2,191	2.60		3.50		(0.07)		41
Year ended 10/31/12	8.05	0.04	(0.47)	(0.43)	(0.04)	(0.03)	(0.07)	7.55	(5.28)	1,150	2.60		4.19		0.61		34
Year ended 10/31/11(e)	10.00	0.00	(1.95)	(1.95)	—	—	—	8.05	(19.50)	236	2.59	(f)	6.03	(f)	0.12	(f)	16
Class R
Six months ended 04/30/16	6.50	(0.02)	(0.08)	(0.10)	—	—	—	6.40	(1.54)	1,260	2.04	(d)	2.91	(d)	(0.58	)(d)	28
Year ended 10/31/15	7.55	(0.00)	(1.03)	(1.03)	(0.02)	—	(0.02)	6.50	(13.71)	1,188	2.10		2.83		(0.02)		97
Year ended 10/31/14	7.59	0.04	(0.03)	0.01	(0.05)	—	(0.05)	7.55	0.17	1,341	2.10		2.82		0.49		94
Year ended 10/31/13	7.58	0.03	0.04	0.07	(0.06)	—	(0.06)	7.59	0.97	739	2.10		3.00		0.43		41
Year ended 10/31/12	8.06	0.08	(0.47)	(0.39)	(0.06)	(0.03)	(0.09)	7.58	(4.86)	76	2.10		3.69		1.11		34
Year ended 10/31/11(e)	10.00	0.02	(1.96)	(1.94)	—	—	—	8.06	(19.40)	9	2.09	(f)	5.53	(f)	0.62	(f)	16
Class Y
Six months ended 04/30/16	6.53	(0.00)	(0.08)	(0.08)	—	—	—	6.45	(1.23)	3,887	1.54	(d)	2.41	(d)	(0.08	)(d)	28
Year ended 10/31/15	7.59	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	6.53	(13.28)	3,607	1.60		2.33		0.48		97
Year ended 10/31/14	7.62	0.08	(0.04)	0.04	(0.07)	—	(0.07)	7.59	0.60	3,295	1.60		2.32		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	—	(0.10)	7.62	1.42	442	1.60		2.50		0.93		41
Year ended 10/31/12	8.07	0.12	(0.47)	(0.35)	(0.08)	(0.03)	(0.11)	7.61	(4.31)	281	1.60		3.19		1.61		34
Year ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	—	—	—	8.07	(19.30)	38	1.59	(f)	5.03	(f)	1.12	(f)	16
Class R5
Six months ended 04/30/16	6.53	(0.00)	(0.08)	(0.08)	—	—	—	6.45	(1.23)	1,351	1.54	(d)	2.04	(d)	(0.08	)(d)	28
Year ended 10/31/15	7.60	0.03	(1.05)	(1.02)	(0.05)	—	(0.05)	6.53	(13.40)	885	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.74	896	1.60		2.02		0.99		94
Year ended 10/31/13	7.61	0.07	0.04	0.11	(0.10)	—	(0.10)	7.62	1.42	366	1.60		2.26		0.93		41
Year ended 10/31/12	8.07	0.12	(0.47)	(0.35)	(0.08)	(0.03)	(0.11)	7.61	(4.31)	118	1.60		2.90		1.61		34
Year ended 10/31/11(e)	10.00	0.04	(1.97)	(1.93)	—	—	—	8.07	(19.30)	7,720	1.59	(f)	4.86	(f)	1.12	(f)	16
Class R6
Six months ended 04/30/16	6.54	(0.00)	(0.08)	(0.08)	—	—	—	6.46	(1.22)	6,599	1.54	(d)	2.04	(d)	(0.08	)(d)	28
Year ended 10/31/15	7.60	0.03	(1.04)	(1.01)	(0.05)	—	(0.05)	6.54	(13.26)	7,171	1.60		1.98		0.48		97
Year ended 10/31/14	7.62	0.07	(0.02)	0.05	(0.07)	—	(0.07)	7.60	0.73	8,116	1.60		2.00		0.99		94
Year ended 10/31/13	7.62	0.07	0.03	0.10	(0.10)	—	(0.10)	7.62	1.28	8,619	1.60		2.21		0.93		41
Year ended 10/31/12(e)	7.85	0.01	(0.24)	(0.23)	—	—	—	7.62	(2.93)	7,488	1.60	(f)	1.79	(f)	1.61	(f)	34

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $10,463, $2,543, $1,193, $3,600, $845 and $6,608 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of May 31, 2011 for Class A, Class C, Class R, Class Y and Class R5 Shares and September 24, 2012 for Class R6 shares.
(f)	Annualized.

15                         Invesco Emerging Markets Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$986.20	$8.84	$1,015.96	$8.97	1.79%
C	1,000.00	982.90	12.52	1,012.23	12.71	2.54
R	1,000.00	984.60	10.07	1,014.72	10.22	2.04
Y	1,000.00	987.70	7.61	1,017.21	7.72	1.54
R5	1,000.00	987.70	7.61	1,017.21	7.72	1.54
R6	1,000.00	987.80	7.61	1,017.21	7.72	1.54

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

16                         Invesco Emerging Markets Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	EME-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Endeavor Fund
Nasdaq:
A: ATDAX ¡ B: ATDBX ¡ C: ATDCX ¡ R: ATDRX ¡ Y: ATDYX ¡ R5: ATDIX ¡ R6: ATDFX

2 Fund Performance
4 Letters to Shareholders
5 Schedule of Investments
7 Financial Statements
9 Notes to Financial Statements
16 Financial Highlights
17 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.08%
Class B Shares	1.67
Class C Shares	1.67
Class R Shares	1.90
Class Y Shares	2.20
Class R5 Shares	2.26
Class R6 Shares	2.31
S&P 500 Index▼ (Broad Market Index)	0.43
Russell Midcap Index▼ (Style-Specific Index)	0.81
Lipper Mid-Cap Core Funds Index■ (Peer Group Index)	0.32
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell Midcap® Index is an unmanaged index considered representative of mid-cap stocks.

The Russell Midcap Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Mid-Cap Core Funds Index is an unmanaged index considered representative of mid-cap core funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2 Invesco Endeavor Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.49%
10 Years	6.31
5 Years	5.70
1 Year	-11.77

Class B Shares
Inception (11/4/03)	8.48%
10 Years	6.28
5 Years	5.82
1 Year	-11.35

Class C Shares
Inception (11/4/03)	8.20%
10 Years	6.12
5 Years	6.11
1 Year	-8.16

Class R Shares
Inception (4/30/04)	8.34%
10 Years	6.66
5 Years	6.64
1 Year	-6.92

Class Y Shares
10 Years	7.12%
5 Years	7.17
1 Year	-6.46

Class R5 Shares
Inception (4/30/04)	9.11%
10 Years	7.43
5 Years	7.33
1 Year	-6.32

Class R6 Shares
10 Years	7.09%
5 Years	7.25
1 Year	-6.22

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.21%
10 Years	6.09
5 Years	5.54
1 Year	-13.77

Class B Shares
Inception (11/4/03)	8.19%
10 Years	6.05
5 Years	5.67
1 Year	-13.30

Class C Shares
Inception (11/4/03)	7.92%
10 Years	5.90
5 Years	5.96
1 Year	-10.18

Class R Shares
Inception (4/30/04)	8.05%
10 Years	6.44
5 Years	6.47
1 Year	-8.98

Class Y Shares
10 Years	6.90%
5 Years	7.00
1 Year	-8.54

Class R5 Shares
Inception (4/30/04)	8.82%
10 Years	7.21
5 Years	7.17
1 Year	-8.41

Class R6 Shares
10 Years	6.87%
5 Years	7.10
1 Year	-8.29

sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.29%, 2.04%, 2.04%, 1.54%, 1.04%, 0.92% and 0.83%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares was

1.32%, 2.07%, 2.07%, 1.57%, 1.07%, 0.95% and 0.86%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

3                    Invesco Endeavor Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Endeavor Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–89.19%
Agricultural & Farm Machinery–2.87%
Deere & Co.	98,359	$8,272,975

Air Freight & Logistics–2.53%
Echo Global Logistics, Inc.(b)	312,323	7,298,989

Airlines–2.68%
Ryanair Holdings PLC–ADR (Ireland)	95,590	7,738,010

Apparel Retail–2.53%
Ross Stores, Inc.	128,553	7,299,239

Asset Management & Custody Banks–7.85%
Affiliated Managers Group, Inc.(b)	54,843	9,340,860
Oaktree Capital Group LLC	275,198	13,294,815
		22,635,675

Automotive Retail–2.84%
CarMax, Inc.(b)	154,626	8,187,447

Communications Equipment–2.61%
Plantronics, Inc.	195,842	7,530,125

Construction & Engineering–9.02%
Orion Marine Group, Inc.(b)(c)	2,966,817	17,326,211
Quanta Services, Inc.(b)	365,783	8,676,373
		26,002,584

Consumer Finance–6.38%
Encore Capital Group, Inc.(b)	653,610	18,399,121

Education Services–3.47%
Capella Education Co.	181,052	10,013,986

Health Care Distributors–2.06%
Patterson Cos. Inc.	136,862	5,932,968

Health Care Equipment–4.35%
Zimmer Biomet Holdings, Inc.	108,440	12,554,099

Home Entertainment Software–1.36%
Activision Blizzard, Inc.	113,480	3,911,656

Industrial Conglomerates–2.12%
DCC PLC (United Kingdom)	68,777	6,102,318

Integrated Oil & Gas–3.40%
Cenovus Energy Inc. (Canada)	619,481	9,819,084

IT Consulting & Other Services–3.46%
Cognizant Technology Solutions Corp.–Class A(b)	170,830	9,971,347

Life & Health Insurance–3.72%
Unum Group	313,690	10,731,335

Managed Health Care–3.02%
UnitedHealth Group Inc.	66,227	8,720,771

	Shares	Value
Multi-Line Insurance–1.77%
Vienna Insurance Group AG Wiener Versicherung Gruppe (Austria)	226,500	$5,111,864

Oil & Gas Equipment & Services–0.59%
Newalta Corp. (Canada)	1,135,958	1,710,930

Oil & Gas Exploration & Production–2.92%
Devon Energy Corp.	227,673	7,895,700
Ultra Petroleum Corp.(b)	1,653,175	516,121
		8,411,821

Real Estate Operating Companies–5.87%
Brookfield Property Partners L.P.	714,456	16,918,318

Research & Consulting Services–2.77%
FTI Consulting, Inc.(b)	198,389	7,995,077

Technology Distributors–2.30%
CDW Corp.	172,323	6,634,435

Trading Companies & Distributors–6.70%
Grafton Group PLC (United Kingdom)(d)	702,846	7,107,514
Titan Machinery, Inc.(b)	938,725	12,203,425
		19,310,939
Total Common Stocks & Other Equity Interests (Cost $253,697,805)		257,215,113

Money Market Funds–10.35%
Liquid Assets Portfolio–Institutional Class, 0.44%(e)	14,927,595	14,927,595
Premier Portfolio–Institutional Class, 0.39%(e)	14,927,595	14,927,595
Total Money Market Funds (Cost $29,855,190)		29,855,190
TOTAL INVESTMENTS–99.54% (Cost $283,552,995)		287,070,303
OTHER ASSETS LESS LIABILITIES–0.46%		1,337,837
NET ASSETS–100.00%		$288,408,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Endeavor Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The value of this security as of April 30, 2016 represented 6.01% of the Fund’s Net Assets. See Note 4.
(d)	Each unit represents one ordinary share, seventeen Class A shares and one Class C share.
(e)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Industrials	29.3%
Financials	25.6
Information Technology	9.7
Health Care	9.4
Consumer Discretionary	8.9
Energy	6.3
Money Market Funds Plus Other Assets Less Liabilities	10.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Endeavor Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $229,423,231)	$239,888,902
Investments in affiliates, at value (Cost $54,129,764)	47,181,401
Total investments, at value (Cost $283,552,995)	287,070,303
Foreign currencies, at value (Cost $184)	189
Receivable for:
Investments sold	4,827,169
Fund shares sold	437,652
Dividends	291,000
Investment for trustee deferred compensation and retirement plans	60,839
Other assets	44,197
Total assets	292,731,349

Liabilities:
Payable for:
Fund shares reacquired	4,012,077
Accrued fees to affiliates	207,207
Accrued trustees’ and officers’ fees and benefits	1,824
Accrued other operating expenses	32,473
Trustee deferred compensation and retirement plans	69,628
Total liabilities	4,323,209
Net assets applicable to shares outstanding	$288,408,140

Net assets consist of:
Shares of beneficial interest	$272,120,449
Undistributed net investment income (loss)	(99,718)
Undistributed net realized gain	12,884,147
Net unrealized appreciation	3,503,262
$288,408,140

Net Assets:
Class A	$129,326,104
Class B	$1,508,663
Class C	$35,963,697
Class R	$21,756,185
Class Y	$21,788,105
Class R5	$23,147,557
Class R6	$54,917,829

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	7,525,770
Class B	98,559
Class C	2,347,579
Class R	1,307,374
Class Y	1,239,155
Class R5	1,284,414
Class R6	3,037,158
Class A:
Net asset value per share	$17.18
Maximum offering price per share
(Net asset value of $17.18 ÷ 94.50%)	$18.18
Class B:
Net asset value and offering price per share	$15.31
Class C:
Net asset value and offering price per share	$15.32
Class R:
Net asset value and offering price per share	$16.64
Class Y:
Net asset value and offering price per share	$17.58
Class R5:
Net asset value and offering price per share	$18.02
Class R6:
Net asset value and offering price per share	$18.08

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Endeavor Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $26,348)	$1,873,870
Dividends from affiliates	57,238
Total investment income	1,931,108

Expenses:
Advisory fees	1,183,091
Administrative services fees	51,606
Custodian fees	10,559
Distribution fees:
Class A	159,563
Class B	8,685
Class C	182,992
Class R	54,907
Transfer agent fees — A, B, C, R and Y	288,793
Transfer agent fees — R5	14,543
Transfer agent fees — R6	2,542
Trustees’ and officers’ fees and benefits	13,930
Registration and filing fees	45,023
Reports to shareholders	17,543
Professional services fees	28,032
Other	15,116
Total expenses	2,076,925
Less: Fees waived and expense offset arrangement(s)	(33,715)
Net expenses	2,043,210
Net investment income (loss)	(112,102)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	13,288,612
Foreign currencies	(44,066)
13,244,546
Change in net unrealized appreciation (depreciation) of:
Investment securities	(15,221,052)
Foreign currencies	5,415
(15,215,637)
Net realized and unrealized gain (loss)	(1,971,091)
Net increase (decrease) in net assets resulting from operations	$(2,083,193)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Endeavor Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(112,102)	$79,190
Net realized gain	13,244,546	44,320,413
Change in net unrealized appreciation (depreciation)	(15,215,637)	(68,639,695)
Net increase (decrease) in net assets resulting from operations	(2,083,193)	(24,240,092)

Distributions to shareholders from net realized gains:
Class A	(16,953,147)	(16,971,372)
Class B	(267,843)	(453,713)
Class C	(5,458,567)	(5,169,171)
Class R	(3,009,806)	(3,063,577)
Class Y	(4,208,147)	(6,396,326)
Class R5	(3,853,359)	(4,210,075)
Class R6	(10,628,285)	(8,572,104)
Total distributions from net realized gains	(44,379,154)	(44,836,338)

Share transactions–net:
Class A	(2,693,244)	(18,245,220)
Class B	(377,725)	(2,074,219)
Class C	(1,685,590)	(2,285,842)
Class R	(283,349)	(5,006,283)
Class Y	(13,638,932)	(22,528,058)
Class R5	(7,062,457)	(9,336,329)
Class R6	(22,426,824)	4,570,049
Net increase (decrease) in net assets resulting from share transactions	(48,168,121)	(54,905,902)
Net increase (decrease) in net assets	(94,630,468)	(123,982,332)

Net assets:
Beginning of period	383,038,608	507,020,940
End of period (includes undistributed net investment income (loss) of $(99,718) and $12,384, respectively)	$288,408,140	$383,038,608

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Endeavor Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of seven different classes of shares: Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

9                         Invesco Endeavor Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

10                         Invesco Endeavor Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

11                         Invesco Endeavor Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.74%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75%, 1.75% and 1.75%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $32,921.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $12,825 in front-end sales commissions from the sale of Class A shares and $42, $272 and $1,828 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

12                         Invesco Endeavor Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$273,860,471	$13,209,832	$—	$287,070,303

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the six months ended April 30, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 04/30/16	Dividend Income
Orion Marine Group, Inc.	$10,999,464	$604,141	$(5,960)	$5,730,136	$(1,570)	$17,326,211	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $794.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

13                         Invesco Endeavor Fund

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $37,105,704 and $111,338,931, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$64,882,008
Aggregate unrealized (depreciation) of investment securities	(61,607,810)
Net unrealized appreciation of investment securities	$3,274,198

Cost of investments for tax purposes is $283,796,105.

14                         Invesco Endeavor Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	469,204	$7,663,192	1,272,962	$26,412,566
Class B	565	8,485	9,544	186,297
Class C	116,864	1,707,826	314,817	5,940,578
Class R	128,908	2,014,587	373,372	7,499,961
Class Y	95,187	1,600,437	845,439	17,788,622
Class R5	135,000	2,321,497	447,301	9,680,718
Class R6	321,185	5,729,364	466,434	9,759,478

Issued as reinvestment of dividends:
Class A	1,016,192	16,015,191	804,187	15,947,033
Class B	18,509	260,602	23,396	423,933
Class C	365,900	5,155,537	269,529	4,886,566
Class R	196,832	3,007,596	158,224	3,061,643
Class Y	197,663	3,184,354	248,068	5,001,049
Class R5	229,868	3,792,828	177,190	3,644,799
Class R6	642,192	10,628,285	416,122	8,572,104

Automatic conversion of Class B shares to Class A shares:
Class A	23,473	384,469	86,498	1,786,311
Class B	(26,252)	(384,469)	(94,907)	(1,786,311)

Reacquired:
Class A	(1,627,077)	(26,756,096)	(3,041,053)	(62,391,130)
Class B	(17,621)	(262,343)	(47,852)	(898,138)
Class C	(586,491)	(8,548,953)	(703,371)	(13,112,986)
Class R	(341,506)	(5,305,532)	(777,312)	(15,567,887)
Class Y	(1,109,454)	(18,423,723)	(2,176,314)	(45,317,729)
Class R5	(766,445)	(13,176,782)	(1,054,881)	(22,661,846)
Class R6	(2,460,812)	(38,784,473)	(647,593)	(13,761,533)
Net increase (decrease) in share activity	(2,978,116)	$(48,168,121)	(2,630,200)	$(54,905,902)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 13% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 17% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

15                         Invesco Endeavor Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$19.30	$(0.01)	$0.19	$0.18	$—	$(2.30)	$(2.30)	$17.18	2.02%	$129,326	1.35	%(d)	1.37	%(d)	(0.14	)%(d)	13%
Year ended 10/31/15	22.57	(0.01)	(1.25)	(1.26)	—	(2.01)	(2.01)	19.30	(5.80)	147,504	1.26		1.29		(0.04)		27
Year ended 10/31/14	21.18	(0.09)	2.35	2.26	(0.01)	(0.86)	(0.87)	22.57	11.13	192,326	1.26		1.29		(0.43)		27
Year ended 10/31/13	18.19	(0.00)	4.78	4.78	(0.06)	(1.73)	(1.79)	21.18	28.78	180,568	1.26		1.30		(0.02)		20
Year ended 10/31/12	16.36	(0.08)	1.98	1.90	—	(0.07)	(0.07)	18.19	11.70	102,508	1.34		1.37		(0.41)		37
Year ended 10/31/11	14.78	(0.08)	1.66	1.58	—	—	—	16.36	10.69	91,975	1.34		1.37		(0.49)		30
Class B
Six months ended 04/30/16	17.52	(0.07)	0.16	0.09	—	(2.30)	(2.30)	15.31	1.67	1,509	2.10	(d)	2.12	(d)	(0.89	)(d)	13
Year ended 10/31/15	20.82	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.52	(6.50)	2,161	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.74	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.82	10.27	4,855	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.16	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.74	27.89	5,921	2.01		2.05		(0.77)		20
Year ended 10/31/12	15.55	(0.19)	1.87	1.68	—	(0.07)	(0.07)	17.16	10.89	6,195	2.09		2.12		(1.16)		37
Year ended 10/31/11	14.16	(0.20)	1.59	1.39	—	—	—	15.55	9.82	7,542	2.09		2.12		(1.24)		30
Class C
Six months ended 04/30/16	17.53	(0.07)	0.16	0.09	—	(2.30)	(2.30)	15.32	1.67	35,964	2.10	(d)	2.12	(d)	(0.89	)(d)	13
Year ended 10/31/15	20.83	(0.15)	(1.14)	(1.29)	—	(2.01)	(2.01)	17.53	(6.49)	42,965	2.01		2.04		(0.79)		27
Year ended 10/31/14	19.75	(0.24)	2.18	1.94	—	(0.86)	(0.86)	20.83	10.27	53,542	2.01		2.04		(1.18)		27
Year ended 10/31/13	17.17	(0.14)	4.49	4.35	(0.04)	(1.73)	(1.77)	19.75	27.87	49,344	2.01		2.05		(0.77)		20
Year ended 10/31/12	15.56	(0.19)	1.87	1.68	—	(0.07)	(0.07)	17.17	10.88	26,513	2.09		2.12		(1.16)		37
Year ended 10/31/11	14.17	(0.20)	1.59	1.39	—	—	—	15.56	9.81	20,710	2.09		2.12		(1.24)		30
Class R
Six months ended 04/30/16	18.78	(0.03)	0.19	0.16	—	(2.30)	(2.30)	16.64	1.95	21,756	1.60	(d)	1.62	(d)	(0.39	)(d)	13
Year ended 10/31/15	22.08	(0.06)	(1.23)	(1.29)	—	(2.01)	(2.01)	18.78	(6.09)	24,855	1.51		1.54		(0.29)		27
Year ended 10/31/14	20.77	(0.14)	2.31	2.17	—	(0.86)	(0.86)	22.08	10.89	34,634	1.51		1.54		(0.68)		27
Year ended 10/31/13	17.91	(0.05)	4.69	4.64	(0.05)	(1.73)	(1.78)	20.77	28.43	34,556	1.51		1.55		(0.27)		20
Year ended 10/31/12	16.14	(0.11)	1.95	1.84	—	(0.07)	(0.07)	17.91	11.49	23,412	1.59		1.62		(0.66)		37
Year ended 10/31/11	14.63	(0.12)	1.63	1.51	—	—	—	16.14	10.32	14,721	1.59		1.62		(0.74)		30
Class Y
Six months ended 04/30/16	19.66	0.01	0.21	0.22	—	(2.30)	(2.30)	17.58	2.20	21,788	1.10	(d)	1.12	(d)	0.11	(d)	13
Year ended 10/31/15	22.91	0.04	(1.28)	(1.24)	—	(2.01)	(2.01)	19.66	(5.61)	40,425	1.01		1.04		0.21		27
Year ended 10/31/14	21.48	(0.04)	2.38	2.34	(0.05)	(0.86)	(0.91)	22.91	11.39	71,898	1.01		1.04		(0.18)		27
Year ended 10/31/13	18.38	0.05	4.84	4.89	(0.06)	(1.73)	(1.79)	21.48	29.15	92,483	1.01		1.05		0.23		20
Year ended 10/31/12	16.49	(0.03)	1.99	1.96	—	(0.07)	(0.07)	18.38	11.97	22,529	1.09		1.12		(0.16)		37
Year ended 10/31/11	14.86	(0.04)	1.67	1.63	—	—	—	16.49	10.97	5,802	1.09		1.12		(0.24)		30
Class R5
Six months ended 04/30/16	20.08	0.02	0.22	0.24	—	(2.30)	(2.30)	18.02	2.26	23,148	0.94	(d)	0.96	(d)	0.27	(d)	13
Year ended 10/31/15	23.32	0.07	(1.30)	(1.23)	—	(2.01)	(2.01)	20.08	(5.46)	33,854	0.89		0.92		0.33		27
Year ended 10/31/14	21.84	(0.02)	2.43	2.41	(0.07)	(0.86)	(0.93)	23.32	11.51	49,356	0.90		0.93		(0.07)		27
Year ended 10/31/13	18.65	0.07	4.92	4.99	(0.07)	(1.73)	(1.80)	21.84	29.24	31,593	0.91		0.95		0.33		20
Year ended 10/31/12	16.69	0.01	2.02	2.03	—	(0.07)	(0.07)	18.65	12.25	16,677	0.87		0.90		0.06		37
Year ended 10/31/11	15.01	0.00	1.68	1.68	—	—	—	16.69	11.19	87,733	0.85		0.88		0.00		30
Class R6
Six months ended 04/30/16	20.13	0.03	0.22	0.25	—	(2.30)	(2.30)	18.08	2.31	54,918	0.84	(d)	0.86	(d)	0.37	(d)	13
Year ended 10/31/15	23.35	0.09	(1.30)	(1.21)	—	(2.01)	(2.01)	20.13	(5.36)	91,275	0.80		0.83		0.42		27
Year ended 10/31/14	21.86	0.01	2.42	2.43	(0.08)	(0.86)	(0.94)	23.35	11.62	100,410	0.81		0.84		0.02		27
Year ended 10/31/13	18.65	0.08	4.93	5.01	(0.07)	(1.73)	(1.80)	21.86	29.37	90,291	0.82		0.86		0.42		20
Year ended 10/31/12(e)	18.97	0.00	(0.32)	(0.32)	—	—	—	18.65	(1.69)	74,513	0.83	(f)	0.86	(f)	0.10	(f)	37

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $128,352, $1,747, $36,799, $22,084, $28,169, $29,260 and $74,368 for Class A, Class B, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of September 24, 2012.
(f)	Annualized.

16                         Invesco Endeavor Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,020.80	$6.78	$1,018.15	$6.77	1.35%
B	1,000.00	1,016.70	10.53	1,014.42	10.52	2.10
C	1,000.00	1,016.70	10.53	1,014.42	10.52	2.10
R	1,000.00	1,019.00	8.03	1,016.91	8.02	1.60
Y	1,000.00	1,022.00	5.53	1,019.39	5.52	1.10
R5	1,000.00	1,022.60	4.73	1,020.19	4.72	0.94
R6	1,000.00	1,023.10	4.23	1,020.69	4.22	0.84

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                         Invesco Endeavor Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	END-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Global Health Care Fund
Nasdaq:
A: GGHCX ■ B: GTHBX ■ C: GTHCX ■ Y: GGHYX ■ Investor: GTHIX

2 Fund Performance
4 Letters to Shareholders
5 Schedule of Investments
7 Financial Statements
9 Notes to Financial Statements
16 Financial Highlights
17 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-8.77%
Class B Shares	-9.09
Class C Shares	-9.08
Class Y Shares	-8.65
Investor Class Shares	-8.76
MSCI World Index▼ (Broad Market Index)	-1.05
MSCI World Health Care Index▼ (Style-Specific Index)	-2.92
Lipper Global Health/Biotechnology Funds Index■ (Peer Group Index)	-6.82
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The MSCI World IndexSM is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The MSCI World Health Care Index is an unmanaged index considered representative of health care stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper Global Health/Biotechnology Funds Index is an unmanaged index considered representative of global health/biotechnology funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Global Health Care Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.61%
10 Years	7.60
5 Years	10.67
1 Year	-18.04

Class B Shares
Inception (4/1/93)	10.80%
10 Years	7.56
5 Years	10.84
1 Year	-17.44

Class C Shares
Inception (3/1/99)	7.99%
10 Years	7.40
5 Years	11.10
1 Year	-14.61

Class Y Shares
10 Years	8.41%
5 Years	12.21
1 Year	-13.05

Investor Class Shares
Inception (7/15/05)	8.38%
10 Years	8.21
5 Years	11.93
1 Year	-13.27
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/7/89)	10.49%
10 Years	6.82
5 Years	11.08
1 Year	-21.97

Class B Shares
Inception (4/1/93)	10.66%
10 Years	6.79
5 Years	11.25
1 Year	-21.41

Class C Shares
Inception (3/1/99)	7.80%
10 Years	6.63
5 Years	11.51
1 Year	-18.72

Class Y Shares
10 Years	7.63%
5 Years	12.62
1 Year	-17.22

Investor Class Shares
Inception (7/15/05)	8.08%
10 Years	7.43
5 Years	12.34
1 Year	-17.43
Performance includes litigation proceeds. Had these proceeds not been received, total returns would have been lower.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.05%, 1.80%, 1.80%, 0.80% and 1.05%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Investor Class shares was 1.06%, 1.81%, 1.81%, 0.81% and 1.06%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y shares and Investor Class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

3 Invesco Global Health Care Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

     We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Global Health Care Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–99.15%
Biotechnology–30.61%
AbbVie Inc.	863,687	$52,684,907
ACADIA Pharmaceuticals Inc.(b)	225,371	7,279,483
Alder Biopharmaceuticals, Inc.(b)	311,318	8,265,493
Alexion Pharmaceuticals, Inc.(b)	147,641	20,563,439
AMAG Pharmaceuticals, Inc.(b)	206,470	5,475,584
Amgen Inc.	289,502	45,828,167
Atara Biotherapeutics Inc.(b)	73,921	1,331,317
Biogen Inc.(b)	259,318	71,309,857
BioMarin Pharmaceutical Inc.(b)	394,229	33,383,312
Bluebird Bio, Inc.(b)	149,755	6,641,634
Celgene Corp.(b)	740,917	76,618,227
DBV Technologies S.A.–ADR (France)(b)	457,804	15,551,602
Evolutionary Genomics, Inc.(b)	9,944	29,583
Gilead Sciences, Inc.	275,056	24,262,690
Heron Therapeutics, Inc.(b)	405,402	8,691,819
Incyte Corp.(b)	367,538	26,561,971
Medivation Inc.(b)	254,618	14,716,920
Neurocrine Biosciences, Inc.(b)	179,752	8,193,096
Prothena Corp. PLC (Ireland)(b)	174,016	7,515,751
REGENXBIO Inc.(b)	201,684	2,101,547
Sarepta Therapeutics, Inc.(b)	236,989	3,362,874
Spark Therapeutics, Inc.(b)	234,287	8,408,560
Synergy Pharmaceuticals, Inc.(b)	1,432,859	4,499,177
United Therapeutics Corp.(b)	71,093	7,478,984
Vertex Pharmaceuticals Inc.(b)	218,422	18,421,712
		479,177,706

Drug Retail–0.69%
Raia Drogasil S.A. (Brazil)	676,978	10,832,750

Health Care Distributors–1.90%
Cardinal Health, Inc.	189,461	14,865,110
McKesson Corp.	88,248	14,809,779
		29,674,889

Health Care Equipment–3.91%
Olympus Corp. (Japan)	644,600	24,916,411
ResMed Inc.	264,784	14,774,947
Wright Medical Group N.V.(b)	1,140,738	21,423,060
		61,114,418

Health Care Facilities–4.10%
Brookdale Senior Living Inc.(b)	723,058	13,347,651
HCA Holdings, Inc.(b)	295,343	23,810,553
Tenet Healthcare Corp.(b)	147,173	4,663,912
Universal Health Services, Inc.–Class B	167,720	22,420,809
		64,242,925

	Shares	Value
Health Care Services–1.82%
Air Methods Corp.(b)	197,101	$7,288,795
Express Scripts Holding Co.(b)	286,383	21,115,019
		28,403,814

Life Sciences Tools & Services–4.78%
Agilent Technologies, Inc.	292,823	11,982,317
Thermo Fisher Scientific, Inc.	435,850	62,871,363
		74,853,680

Managed Health Care–5.08%
Aetna Inc.	319,666	35,888,902
Qualicorp S.A. (Brazil)	674,900	2,923,556
UnitedHealth Group Inc.	308,879	40,673,187
		79,485,645

Pharmaceuticals–46.26%
Agile Therapeutics, Inc.(b)	453,601	2,626,350
Akorn, Inc.(b)	343,364	8,738,614
Allergan PLC(b)	215,313	46,628,183
AstraZeneca PLC–ADR (United Kingdom)	865,164	25,055,149
Bayer AG (Germany)	277,099	31,967,190
Bristol-Myers Squibb Co.	755,180	54,508,892
Cempra, Inc.(b)	281,479	4,765,440
Dermira, Inc.(b)	358,756	9,072,939
Eli Lilly and Co.	527,283	39,825,685
Endo International PLC(b)	858,702	23,184,954
GlaxoSmithKline PLC–ADR (United Kingdom)	483,354	20,740,720
Hikma Pharmaceuticals PLC (Jordan)	401,579	12,959,118
Jazz Pharmaceuticals PLC(b)	172,512	25,997,558
Johnson & Johnson	212,094	23,771,496
Lipocine Inc.(b)	722,936	7,048,626
Medicines Co. (The)(b)	124,830	4,442,700
Merck & Co., Inc.	994,061	54,514,305
Nippon Shinyaku Co., Ltd. (Japan)	423,100	19,098,569
Novartis AG–ADR (Switzerland)	496,245	37,699,733
Pfizer Inc.	912,864	29,859,782
Roche Holding AG (Switzerland)	249,239	63,011,319
Sanofi–ADR (France)	1,327,678	54,567,566
Shire PLC–ADR (Ireland)	369,410	69,234,822
Supernus Pharmaceuticals Inc.(b)	623,827	10,704,871
Teva Pharmaceutical Industries Ltd.–ADR (Israel)	706,009	38,442,190
Zogenix, Inc.(b)	547,363	5,610,471
		724,077,242
Total Common Stocks & Other Equity Interests (Cost $1,197,046,560)		1,551,863,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Health Care Fund

	Shares	Value
Preferred Stock–0.00%
Health Care Equipment–0.00%
Intact Medical Corp., Series C, Pfd. (Acquired 03/26/2001; Cost $2,000,001)(c)(d)	2,439,026	$0
TOTAL INVESTMENTS–99.15% (Cost $1,199,046,561)		1,551,863,069
OTHER ASSETS LESS LIABILITIES–0.85%		13,364,978
NET ASSETS–100.00%		$1,565,228,047

Investment Abbreviations:

ADR	– American Depositary Receipt
Pfd.	– Preferred

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Security is considered venture capital. See Note 1K.
(d)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2016 represented less than 1% of the Fund’s Net Assets.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Health Care	98.5%
Consumer Staples	0.7
Other Assets Less Liabilities	0.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Health Care Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Total investments, at value (Cost $1,199,046,561)	$1,551,863,069
Foreign currencies, at value (Cost $404,736)	474,497
Receivable for:
Investments sold	15,708,263
Fund shares sold	447,255
Dividends	2,395,164
Investment for trustee deferred compensation and retirement plans	251,604
Other assets	324,015
Total assets	1,571,463,867

Liabilities:
Payable for:
Fund shares reacquired	2,540,299
Amount due custodian	2,418,266
Accrued fees to affiliates	829,015
Accrued trustees’ and officers’ fees and benefits	3,146
Accrued other operating expenses	90,380
Trustee deferred compensation and retirement plans	354,714
Total liabilities	6,235,820
Net assets applicable to shares outstanding	$1,565,228,047

Net assets consist of:
Shares of beneficial interest	$1,205,719,492
Undistributed net investment income	1,964,135
Undistributed net realized gain	4,653,634
Net unrealized appreciation	352,890,786
$1,565,228,047

Net Assets:
Class A	$830,503,584
Class B	$7,285,657
Class C	$82,209,435
Class Y	$25,328,340
Investor Class	$619,901,031

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	24,082,567
Class B	290,322
Class C	3,270,812
Class Y	723,230
Investor Class	17,970,198
Class A:
Net asset value per share	$34.49
Maximum offering price per share
(Net asset value of $34.49 ÷ 94.50%)	$36.50
Class B:
Net asset value and offering price per share	$25.10
Class C:
Net asset value and offering price per share	$25.13
Class Y:
Net asset value and offering price per share	$35.02
Investor Class:
Net asset value and offering price per share	$34.50

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Health Care Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $617,122)	$11,532,568
Dividends from affiliated money market funds	48,653
Total investment income	11,581,221

Expenses:
Advisory fees	5,076,746
Administrative services fees	192,190
Custodian fees	52,205
Distribution fees:
Class A	1,093,147
Class B	45,732
Class C	464,003
Investor Class	806,043
Transfer agent fees	1,335,463
Trustees’ and officers’ fees and benefits	54,454
Registration and filing fees	62,924
Reports to shareholders	53,848
Professional services fees	32,935
Other	24,648
Total expenses	9,294,338
Less: Fees waived and expense offset arrangement(s)	(29,089)
Net expenses	9,265,249
Net investment income	2,315,972

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	4,722,570
Foreign currencies	(88,889)
Forward foreign currency contracts	1,178,024
5,811,705
Change in net unrealized appreciation (depreciation) of:
Investment securities	(168,349,642)
Foreign currencies	172,804
Forward foreign currency contracts	(1,130,867)
(169,307,705)
Net realized and unrealized gain (loss)	(163,496,000)
Net increase (decrease) in net assets resulting from operations	$(161,180,028)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Health Care Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$2,315,972	$26,356
Net realized gain	5,811,705	247,325,702
Change in net unrealized appreciation (depreciation)	(169,307,705)	(191,192,065)
Net increase (decrease) in net assets resulting from operations	(161,180,028)	56,159,993

Distributions to shareholders from net investment income:
Class Y	—	(10,150)
Total distributions from net investment income	—	(10,150)

Distributions to shareholders from net realized gains:
Class A	(127,967,628)	(96,831,067)
Class B	(1,855,636)	(1,886,195)
Class C	(18,225,033)	(11,181,210)
Class Y	(5,234,942)	(3,429,565)
Investor Class	(93,924,558)	(76,198,284)
Total distributions from net realized gains	(247,207,797)	(189,526,321)

Share transactions–net:
Class A	61,599,489	145,018,935
Class B	(1,142,030)	(1,629,291)
Class C	2,344,643	37,253,754
Class Y	(5,685,275)	10,969,883
Investor Class	61,503,686	32,925,819
Net increase in net assets resulting from share transactions	118,620,513	224,539,100
Net increase (decrease) in net assets	(289,767,312)	91,162,622

Net assets:
Beginning of period	1,854,995,359	1,763,832,737
End of period (includes undistributed net investment income of $1,964,135 and $(351,837), respectively)	$1,565,228,047	$1,854,995,359

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Health Care Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Investor Class. Class Y and Investor Class shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Investor Class shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

9                         Invesco Global Health Care Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

10                         Invesco Global Health Care Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund and which are directly attributable to that class are charged to the operations of such class. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — The Fund’s performance is vulnerable to factors affecting the health care industry, including government regulation, obsolescence caused by scientific advances and technological innovations.

The Fund has invested in non-publicly traded companies, some of which are in the startup or development stages. These investments are inherently risky, as the market for the technologies or products these companies are developing are typically in the early stages and may never

11                         Invesco Global Health Care Fund

materialize. The Fund could lose its entire investment in these companies. These investments are valued at fair value as determined in good faith in accordance with procedures approved by the Board of Trustees. Investments in privately held venture capital securities are illiquid.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $350 million	0.75%
Next $350 million	0.65%
Next $1.3 billion	0.55%
Next $2 billion	0.45%
Next $2 billion	0.40%
Next $2 billion	0.375%
Over $8 billion	0.35%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.61%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Investor Class shares to 2.00%, 2.75%, 2.75%, 1.75% and 2.00% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $23,512.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, the expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Investor Class shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Investor Class shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.25% of the average daily net assets of Investor Class shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $102,581 in front-end sales commissions from the sale of Class A shares and $3,459, $634 and $6,000 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

For the six months ended April 30, 2016, the Fund incurred $30 in brokerage commissions with Invesco Capital Markets, Inc., an affiliate of the Adviser and IDI, for portfolio transactions executed on behalf of the Fund.

12                         Invesco Global Health Care Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $12,959,118 and from Level 2 to Level 1 of $63,011,319, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,494,859,388	$56,974,098	$29,583	$1,551,863,069

NOTE 4—Derivative Investments

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Forward Foreign Currency Contracts
Realized Gain:
Currency risk	$1,178,024
Change in Net Unrealized Appreciation (Depreciation):
Currency risk`	(1,130,867)
Total	$47,157

The table below summarizes the two month average notional value of forward foreign currency contracts outstanding during the period.

Forward Foreign Currency Contracts
Average notional value	$30,815,181

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $5,577.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

13                         Invesco Global Health Care Fund

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $166,412,070 and $279,232,383, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$457,711,780
Aggregate unrealized (depreciation) of investment securities	(104,899,674)
Net unrealized appreciation of investment securities	$352,812,106

Cost of investments for tax purposes is $1,199,050,963.

14                         Invesco Global Health Care Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,255,820	$46,450,549	4,820,008	$224,680,172
Class B	9,069	237,081	72,539	2,629,513
Class C	303,005	8,183,064	1,215,711	43,961,950
Class Y	170,220	6,666,251	391,782	18,343,412
Investor Class	288,597	11,194,630	676,871	31,570,967

Issued as reinvestment of dividends:
Class A	3,396,180	125,115,286	2,356,009	100,342,466
Class B	68,337	1,836,894	57,678	1,896,452
Class C	668,972	18,015,420	348,383	11,472,253
Class Y	131,892	4,930,137	79,354	3,413,789
Investor Class	2,469,246	90,991,726	1,757,199	74,856,681

Automatic conversion of Class B shares to Class A shares:
Class A	51,057	1,812,440	93,858	4,317,788
Class B	(69,711)	(1,812,440)	(121,735)	(4,317,788)

Reacquired:
Class A	(3,090,574)	(111,778,786)	(4,060,530)	(184,321,491)
Class B	(53,395)	(1,403,565)	(52,195)	(1,837,468)
Class C	(918,589)	(23,853,841)	(516,160)	(18,180,449)
Class Y	(470,478)	(17,281,663)	(232,396)	(10,787,318)
Investor Class	(1,129,748)	(40,682,670)	(1,598,601)	(73,501,829)
Net increase in share activity	3,079,900	$118,620,513	5,287,775	$224,539,100

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 14% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15                         Invesco Global Health Care Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)		Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Six months ended 04/30/16	$43.70	$0.06	$(3.52)		$(3.46)	$—	$(5.75)	$(5.75)	$34.49	(8.75)%		$830,504	1.08	%(e)	1.08	%(e)	0.32	%(e)	10%
Year ended 10/31/15	47.08	0.02	1.53		1.55	—	(4.93)	(4.93)	43.70	3.56		981,963	1.04		1.05		0.04		47
Year ended 10/31/14	40.38	0.01	10.15		10.16	(0.01)	(3.45)	(3.46)	47.08	27.20		906,858	1.07		1.08		0.04		24
Year ended 10/31/13	32.09	0.07	10.63		10.70	(0.17)	(2.24)	(2.41)	40.38	35.79		737,071	1.10		1.11		0.21		37
Year ended 10/31/12	27.75	0.12	4.84		4.96	(0.14)	(0.48)	(0.62)	32.09	18.34		563,802	1.17		1.18		0.40		39
Year ended 10/31/11	26.15	(0.03)	1.63	(f)	1.60	—	—	—	27.75	6.12	(f)	540,451	1.20		1.21		(0.09)		37
Class B
Six months ended 04/30/16	33.51	(0.06)	(2.60)		(2.66)	—	(5.75)	(5.75)	25.10	(9.06)		7,286	1.83	(e)	1.83	(e)	(0.43	)(e)	10
Year ended 10/31/15	37.50	(0.25)	1.19		0.94	—	(4.93)	(4.93)	33.51	2.76		11,262	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.06	(0.24)	8.13		7.89	—	(3.45)	(3.45)	37.50	26.26		14,239	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.72	(0.16)	8.74		8.58	—	(2.24)	(2.24)	33.06	34.81		17,101	1.85		1.86		(0.54)		37
Year ended 10/31/12	23.24	(0.09)	4.05		3.96	—	(0.48)	(0.48)	26.72	17.45		19,765	1.92		1.93		(0.35)		39
Year ended 10/31/11	22.07	(0.20)	1.37	(f)	1.17	—	—	—	23.24	5.30	(f)	29,064	1.95		1.96		(0.84)		37
Class C
Six months ended 04/30/16	33.56	(0.06)	(2.62)		(2.68)	—	(5.75)	(5.75)	25.13	(9.12)		82,209	1.83	(e)	1.83	(e)	(0.43	)(e)	10
Year ended 10/31/15	37.54	(0.25)	1.20		0.95	—	(4.93)	(4.93)	33.56	2.78		107,976	1.79		1.80		(0.71)		47
Year ended 10/31/14	33.09	(0.24)	8.14		7.90	—	(3.45)	(3.45)	37.54	26.26		81,439	1.82		1.83		(0.71)		24
Year ended 10/31/13	26.75	(0.16)	8.74		8.58	—	(2.24)	(2.24)	33.09	34.76		57,536	1.85		1.86		(0.54)		37
Year ended 10/31/12	23.26	(0.09)	4.06		3.97	—	(0.48)	(0.48)	26.75	17.48		35,388	1.92		1.93		(0.35)		39
Year ended 10/31/11	22.09	(0.20)	1.37	(f)	1.17	—	—	—	23.26	5.30	(f)	32,702	1.95		1.96		(0.84)		37
Class Y
Six months ended 04/30/16	44.24	0.10	(3.57)		(3.47)	—	(5.75)	(5.75)	35.02	(8.65)		25,328	0.83	(e)	0.83	(e)	0.57	(e)	10
Year ended 10/31/15	47.51	0.14	1.53		1.67	(0.01)	(4.93)	(4.94)	44.24	3.82		39,443	0.79		0.80		0.29		47
Year ended 10/31/14	40.71	0.13	10.22		10.35	(0.10)	(3.45)	(3.55)	47.51	27.52		31,016	0.82		0.83		0.29		24
Year ended 10/31/13	32.34	0.16	10.70		10.86	(0.25)	(2.24)	(2.49)	40.71	36.10		15,502	0.85		0.86		0.46		37
Year ended 10/31/12	27.96	0.20	4.87		5.07	(0.21)	(0.48)	(0.69)	32.34	18.66		6,769	0.92		0.93		0.65		39
Year ended 10/31/11	26.28	0.05	1.63	(f)	1.68	—	—	—	27.96	6.39	(f)	5,628	0.95		0.96		0.16		37
Investor Class
Six months ended 04/30/16	43.71	0.06	(3.52)		(3.46)	—	(5.75)	(5.75)	34.50	(8.74)		619,901	1.08	(e)	1.08	(e)	0.32	(e)	10
Year ended 10/31/15	47.09	0.02	1.53		1.55	—	(4.93)	(4.93)	43.71	3.57		714,351	1.04		1.05		0.04		47
Year ended 10/31/14	40.39	0.01	10.15		10.16	(0.01)	(3.45)	(3.46)	47.09	27.19		730,280	1.07		1.08		0.04		24
Year ended 10/31/13	32.10	0.07	10.63		10.70	(0.17)	(2.24)	(2.41)	40.39	35.78		607,408	1.10		1.11		0.21		37
Year ended 10/31/12	27.76	0.12	4.84		4.96	(0.14)	(0.48)	(0.62)	32.10	18.34		481,385	1.17		1.18		0.40		39
Year ended 10/31/11	26.16	(0.03)	1.63	(f)	1.60	—	—	—	27.76	6.12	(f)	446,149	1.20		1.21		(0.09)		37

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Investor Class shares which were less than $0.005 per share, for fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $121,012,126 and sold of $51,261,834 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Health Sciences Fund into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $879,323, $9,197, $93,311, $35,116 and $648,378 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively.
(f)	Includes litigation proceeds received during the period. Had the litigation proceeds not been received net gains on securities (both realized and unrealized) per share for the year ended October 31, 2011 would have been $1.44, $1.18, $1.18, $1.44 and $1.44 for Class A, Class B, Class C, Class Y and Investor Class shares, respectively and total returns would have been lower.

16                         Invesco Global Health Care Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$912.30	$5.13	$1,019.49	$5.42	1.08%
B	1,000.00	909.10	8.69	1,015.76	9.17	1.83
C	1,000.00	909.20	8.69	1,015.76	9.17	1.83
Y	1,000.00	913.50	3.95	1,020.74	4.17	0.83
Investor	1,000.00	912.40	5.14	1,019.49	5.42	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                         Invesco Global Health Care Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GHC-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Global Infrastructure Fund
Nasdaq:
A: GIZAX ¡ C: GIZCX ¡ R: GIZRX ¡ Y: GIZYX ¡ R5: GIZFX ¡ R6: GIZSX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
6 Financial Statements
8 Notes to Financial Statements
14 Financial Highlights
15 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-0.44%
Class C Shares	-0.82
Class R Shares	-0.57
Class Y Shares	-0.32
Class R5 Shares	-0.32
Class R6 Shares	-0.32
MSCI World Index▼ (Broad Market Index)	-1.05
Dow Jones Brookfield Global Infrastructure Index▼ (Style-Specific Index)	0.92
Lipper Global Infrastructure Funds Classification Average■ (Peer Group)	2.37
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The MSCI World Index is an unmanaged index considered representative of stocks of developed countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Dow Jones Brookfield Global Infrastructure Index is designed to measure the stock performance of infrastructure companies domiciled globally and covers all sectors of the infrastructure market.

The Lipper Global Infrastructure Funds Classification Average represents an average of all of the funds in the Lipper Global Infrastructure Funds Category classification.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-4.16%
1 Year	-15.55

Class C Shares
Inception (5/2/14)	-2.17%
1 Year	-12.22

Class R Shares
Inception (5/2/14)	-1.68%
1 Year	-10.88

Class Y Shares
Inception (5/2/14)	-1.19%
1 Year	-10.50

Class R5 Shares
Inception (5/2/14)	-1.19%
1 Year	-10.50

Class R6 Shares
Inception (5/2/14)	-1.19%
1 Year	-10.41

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-5.51%
1 Year	-14.66

Class C Shares
Inception (5/2/14)	-3.42%
1 Year	-11.27

Class R Shares
Inception (5/2/14)	-2.91%
1 Year	-9.92

Class Y Shares
Inception (5/2/14)	-2.46%
1 Year	-9.55

Class R5 Shares
Inception (5/2/14)	-2.46%
1 Year	-9.55

Class R6 Shares
Inception (5/2/14)	-2.46%
1 Year	-9.55

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 6.36%, 7.11%, 6.61%, 6.11%, 6.00% and 6.00%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2                    Invesco Global Infrastructure Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Global Infrastructure Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.57%
Australia–5.11%
APA Group	11,020	$73,070
AusNet Services	51,106	59,656
Macquarie Atlas Roads Group	8,061	29,750
Spark Infrastructure Group	5,643	8,883
Sydney Airport	6,196	32,087
Transurban Group	25,307	222,854
		426,300

Canada–12.52%
Enbridge Inc.	12,577	522,384
Inter Pipeline Ltd.	3,576	76,459
Keyera Corp.	1,190	38,322
TransCanada Corp.	9,829	408,089
		1,045,254

China–3.48%
Beijing Capital International Airport Co. Ltd.–Class H	54,000	57,718
Beijing Enterprises Holdings Ltd.	7,000	36,183
Beijing Enterprises Water Group Ltd.	82,000	48,509
China Merchants Holdings International Co. Ltd.	14,000	41,495
China Resources Gas Group Ltd.	25,335	71,572
ENN Energy Holdings Ltd.	4,000	19,477
Jiangsu Expressway Co. Ltd.–Class H	12,000	15,692
		290,646

France–2.66%
Eiffage S.A.	704	56,018
Groupe Eurotunnel SE	12,997	166,311
		222,329

Hong Kong–1.11%
Hong Kong & China Gas Co. Ltd.	50,200	93,094

Italy–6.34%
Atlantia S.p.A.	10,516	292,846
Snam S.p.A.	38,710	236,883
		529,729

Japan–1.81%
Japan Airport Terminal Co., Ltd.	800	28,307
Tokyo Gas Co., Ltd.	28,000	122,786
		151,093

Luxembourg–1.21%
SES S.A.–GDR	3,694	100,775

Mexico–0.58%
Grupo Aeroportuario del Sureste S.A.B. de C.V.–ADR	315	48,460

Netherlands–0.46%
Koninklijke Vopak NV	703	38,192

	Shares	Value
New Zealand–0.55%
Auckland International Airport Ltd.	10,724	$45,997

Spain–5.00%
Aena S.A.(a)(b)	637	91,015
Ferrovial S.A.	11,435	247,031
Red Electrica Corp. S.A.	886	79,184
		417,230

Switzerland–0.50%
Flughafen Zuerich AG(b)	45	41,387

United Kingdom–10.01%
National Grid PLC	44,725	638,364
Pennon Group PLC	3,268	38,823
Severn Trent PLC	2,146	69,926
United Utilities Group PLC	6,443	88,570
		835,683

United States–47.23%
American Tower Corp.	5,383	564,569
American Water Works Co., Inc.	3,138	228,321
Aqua America Inc.	416	13,171
Atmos Energy Corp.	3,001	217,723
Cheniere Energy, Inc.(b)	2,196	85,380
Columbia Pipeline Group, Inc.	4,303	110,243
Consolidated Edison, Inc.	1,156	86,238
Crown Castle International Corp.	4,198	364,722
Enbridge Energy Partners, L.P.	983	21,272
Eversource Energy	4,138	233,549
ITC Holdings Corp.	1,650	72,715
Kinder Morgan Inc.	20,218	359,072
New Jersey Resources Corp.	634	22,621
NextEra Energy, Inc.	674	79,249
NiSource Inc.	4,499	102,172
ONE Gas, Inc.	548	32,042
ONEOK, Inc.	2,866	103,606
Pattern Energy Group Inc.	3,070	64,470
PG&E Corp.	6,018	350,248
SBA Communications Corp.–Class A(b)	284	29,263
SemGroup Corp.–Class A	1,391	42,648
Sempra Energy	2,570	265,609
Southwest Gas Corp.	497	32,260
Spectra Energy Corp.	5,727	179,083
Targa Resources Corp.	3,457	139,870
Williams Cos., Inc. (The)	7,360	142,710
		3,942,826
Total Common Stocks & Other Equity Interests (Cost $7,669,835)		8,228,995

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Global Infrastructure Fund

	Shares	Value
Money Market Funds–1.92%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	80,342	$80,342
Premier Portfolio–Institutional Class, 0.39%(c)	80,342	80,342
Total Money Market Funds (Cost $160,684)		160,684
TOTAL INVESTMENTS–100.49% (Cost $7,830,519)		8,389,679
OTHER ASSETS LESS LIABILITIES–(0.49)%		(40,776)
NET ASSETS–100.00%		$8,348,903

Investment Abbreviations:

ADR	– American Depositary Receipt
GDR	– Global Depositary Receipt

Notes to Schedule of Investments:

(a)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2016 represented 1.09% of the Fund’s Net Assets.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By infrastructure sector, based on Net Assets

as of April 30, 2016

Midstream	26.7%
Gas Utilities	23.5
Telecommunications	12.7
Electric Utilities	10.7
Toll Roads	6.7
Water	5.9
Airports	4.1
Diversified	3.6
Railroads	2.0
Renewables	1.7
Ports	1.0
Money Market Funds Plus Other Assets Less Liabilities	1.4

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Infrastructure Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $7,669,835)	$8,228,995
Investments in affiliated money market funds, at value and cost	160,684
Total investments, at value (Cost $7,830,519)	8,389,679
Foreign currencies, at value (Cost $29,664)	30,082
Receivable for:
Investments sold	96,868
Fund shares sold	8,104
Dividends	10,316
Investment for trustee deferred compensation and retirement plans	4,003
Other assets	49,934
Total assets	8,588,986

Liabilities:
Payable for:
Investments purchased	161,853
Fund shares reacquired	16,450
Accrued fees to affiliates	15,481
Accrued trustees’ and officers’ fees and benefits	1,520
Accrued other operating expenses	40,776
Trustee deferred compensation and retirement plans	4,003
Total liabilities	240,083
Net assets applicable to shares outstanding	$8,348,903

Net assets consist of:
Shares of beneficial interest	$8,987,371
Undistributed net investment income	(3,685)
Undistributed net realized gain (loss)	(1,193,976)
Net unrealized appreciation	559,193
$8,348,903

Net Assets:
Class A	$3,444,140
Class C	$330,322
Class R	$42,421
Class Y	$4,444,785
Class R5	$9,379
Class R6	$77,856

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	367,751
Class C	35,344
Class R	4,532
Class Y	474,450
Class R5	1,001
Class R6	8,311
Class A:
Net asset value per share	$9.37
Maximum offering price per share
(Net asset value of $9.37 ÷ 94.50%)	$9.92
Class C:
Net asset value and offering price per share	$9.35
Class R:
Net asset value and offering price per share	$9.36
Class Y:
Net asset value and offering price per share	$9.37
Class R5:
Net asset value and offering price per share	$9.37
Class R6:
Net asset value and offering price per share	$9.37

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Infrastructure Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $5,598)	$114,820
Dividends from affiliated money market funds	176
Total investment income	114,996

Expenses:
Advisory fees	31,203
Administrative services fees	24,863
Custodian fees	12,268
Distribution fees:
Class A	3,803
Class C	1,276
Class R	80
Transfer agent fees — A, C, R and Y	6,388
Transfer agent fees — R5	7
Transfer agent fees — R6	56
Trustees’ and officers’ fees and benefits	9,153
Registration and filing fees	34,189
Reports to shareholders	3,548
Professional services fees	27,665
Other	9,677
Total expenses	164,176
Less: Fees waived and expenses reimbursed	(116,365)
Net expenses	47,811
Net investment income	67,185

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(653,937)
Foreign currencies	772
(653,165)
Change in net unrealized appreciation of:
Investment securities	564,858
Foreign currencies	14
564,872
Net realized and unrealized gain (loss)	(88,293)
Net increase (decrease) in net assets resulting from operations	$(21,108)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Infrastructure Fund

Statement of Changes in Net Assets For the six months ended April 30, 2016 and the year ended October 31, 2015 (Unaudited)	April 30,	October 31,
	2016	2015
Operations:
Net investment income	$67,185	$116,315
Net realized gain (loss)	(653,165)	(552,937)
Change in net unrealized appreciation (depreciation)	564,872	(237,868)
Net increase (decrease) in net assets resulting from operations	(21,108)	(674,490)

Distributions to shareholders from net investment income:
Class A	(28,212)	(60,858)
Class C	(1,407)	(3,618)
Class R	(233)	(312)
Class Y	(41,649)	(67,818)
Class R5	(92)	(240)
Class R6	(706)	(1,238)
Total distributions from net investment income	(72,299)	(134,084)

Distributions to shareholders from net realized gains:
Class A	—	(2,842)
Class C	—	(250)
Class R	—	(17)
Class Y	—	(2,396)
Class R5	—	(11)
Class R6	—	(50)
Total distributions from net realized gains	—	(5,566)

Share transactions–net:
Class A	231,268	1,132,351
Class C	53,308	135,558
Class R	14,715	15,617
Class Y	265,015	2,334,806
Class R6	9,477	36,561
Net increase in net assets resulting from share transactions	573,783	3,654,893
Net increase in net assets	480,376	2,840,753

Net assets:
Beginning of period	7,868,527	5,027,774
End of period (includes undistributed net investment income of $(3,685) and $1,429, respectively)	$8,348,903	$7,868,527

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Infrastructure Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return through growth of capital and current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

8                         Invesco Global Infrastructure Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

9                         Invesco Global Infrastructure Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Master Limited Partnerships — The Fund invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund invests in MLPs engaged in, among other things, the transportation, storage, processing, refining, marketing, exploration, production and mining of minerals and natural resources. The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

MLP’s may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

The Fund is non-diversified and will invest in securities of fewer issues than if it were diversified.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
K.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

10                         Invesco Global Infrastructure Fund

L.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $2.5 billion	0.84%
Next $2 billion	0.80%
Next $3.5 billion	0.785%
Over $8 billion	0.77%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.84%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.40%, 2.15%, 1.65%, 1.15%, 1.15% and 1.15%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $109,914 and reimbursed class level expenses of $2,643, $222, $28, $3,495, $7, and $56 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales

11                         Invesco Global Infrastructure Fund

charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $708 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Australia	$323,480	$102,820	$—	$426,300
Canada	1,045,254	—	—	1,045,254
China	—	290,646	—	290,646
France	—	222,329	—	222,329
Hong Kong	—	93,094	—	93,094
Italy	292,846	236,883	—	529,729
Japan	—	151,093	—	151,093
Luxembourg	100,775	—	—	100,775
Mexico	48,460	—	—	48,460
Netherland	38,192	—	—	38,192
New Zealand	—	45,997	—	45,997
Spain	—	417,230	—	417,230
Switzerland	—	41,387	—	41,387
United Kingdom	—	835,683	—	835,683
United States	4,103,510	—	—	4,103,510
Total Investments	$5,952,517	$2,437,162	$—	$8,389,679

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

12                         Invesco Global Infrastructure Fund

NOTE 6—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$339,495	$1,448	$340,943

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $4,552,413 and $3,932,787, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$577,564
Aggregate unrealized (depreciation) of investment securities	(218,272)
Net unrealized appreciation of investment securities	$359,292

Cost of investments for tax purposes is $8,030,387.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	41,605	$377,283	143,984	$1,475,203
Class C	11,815	105,834	29,868	308,833
Class R	2,111	18,690	1,695	16,483
Class Y	96,881	858,997	240,411	2,436,493
Class R6	3,962	34,447	4,688	46,838

Issued as reinvestment of dividends:
Class A	1,767	15,211	2,847	28,336
Class C	153	1,312	350	3,495
Class R	19	163	13	129
Class Y	3,018	26,134	3,117	30,694
Class R6	71	614	105	1,036

Reacquired:
Class A	(18,986)	(161,226)	(37,680)	(371,188)
Class C	(6,090)	(53,838)	(17,777)	(176,770)
Class R	(445)	(4,138)	(93)	(995)
Class Y	(69,823)	(620,116)	(13,557)	(132,381)
Class R6	(2,937)	(25,584)	(1,145)	(11,313)
Net increase in share activity	63,121	$573,783	356,826	$3,654,893

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 42% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 34% of the outstanding shares of the Fund are owned by the Adviser.

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NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$9.50	$0.07	$(0.12)	$(0.05)	$(0.08)	$—	$(0.08)	$9.37	(0.44)%	$3,444	1.40	%(d)	4.53	%(d)	1.70	%(d)	52%
Year ended 10/31/15	10.66	0.17	(1.11)	(0.94)	(0.21)	(0.01)	(0.22)	9.50	(8.85)	3,262	1.40		6.36		1.68		84
Year ended 10/31/14(e)	10.00	0.08	0.63	0.71	(0.05)	—	(0.05)	10.66	7.12	2,497	1.39	(f)	8.60	(f)	1.51	(f)	19
Class C
Six months ended 04/30/16	9.48	0.04	(0.12)	(0.08)	(0.05)	—	(0.05)	9.35	(0.82)	330	2.15	(d)	5.28	(d)	0.95	(d)	52
Year ended 10/31/15	10.64	0.09	(1.10)	(1.01)	(0.14)	(0.01)	(0.15)	9.48	(9.56)	279	2.15		7.11		0.93		84
Year ended 10/31/14(e)	10.00	0.04	0.63	0.67	(0.03)	—	(0.03)	10.64	6.71	181	2.14	(f)	9.35	(f)	0.76	(f)	19
Class R
Six months ended 04/30/16	9.49	0.06	(0.12)	(0.06)	(0.07)	—	(0.07)	9.36	(0.57)	42	1.65	(d)	4.78	(d)	1.45	(d)	52
Year ended 10/31/15	10.66	0.14	(1.11)	(0.97)	(0.19)	(0.01)	(0.20)	9.49	(9.18)	27	1.65		6.61		1.43		84
Year ended 10/31/14(e)	10.00	0.07	0.64	0.71	(0.05)	—	(0.05)	10.66	7.05	13	1.64	(f)	8.85	(f)	1.26	(f)	19
Class Y
Six months ended 04/30/16	9.50	0.08	(0.12)	(0.04)	(0.09)	—	(0.09)	9.37	(0.32)	4,445	1.15	(d)	4.28	(d)	1.95	(d)	52
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	4,223	1.15		6.11		1.93		84
Year ended 10/31/14(e)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	2,287	1.14	(f)	8.35	(f)	1.76	(f)	19
Class R5
Six months ended 04/30/16	9.50	0.08	(0.12)	(0.04)	(0.09)	—	(0.09)	9.37	(0.32)	9	1.15	(d)	4.27	(d)	1.95	(d)	52
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	10	1.15		6.00		1.93		84
Year ended 10/31/14(e)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	11	1.14	(f)	8.34	(f)	1.76	(f)	19
Class R6
Six months ended 04/30/16	9.50	0.08	(0.12)	(0.04)	(0.09)	—	(0.09)	9.37	(0.32)	78	1.15	(d)	4.27	(d)	1.95	(d)	52
Year ended 10/31/15	10.67	0.20	(1.12)	(0.92)	(0.24)	(0.01)	(0.25)	9.50	(8.70)	69	1.15		6.00		1.93		84
Year ended 10/31/14(e)	10.00	0.09	0.64	0.73	(0.06)	—	(0.06)	10.67	7.29	38	1.14	(f)	8.34	(f)	1.76	(f)	19

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $3,059, $257, $32, $4,044, $9 and $69 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of May 2, 2014.
(f)	Annualized.

14                         Invesco Global Infrastructure Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$995.60	$6.95	$1,017.90	$7.02	1.40%
C	1,000.00	991.80	10.65	1,014.17	10.77	2.15
R	1,000.00	994.30	8.18	1,016.66	8.27	1.65
Y	1,000.00	996.80	5.71	1,019.14	5.77	1.15
R5	1,000.00	996.80	5.71	1,019.14	5.77	1.15
R6	1,000.00	996.80	5.71	1,019.14	5.77	1.15

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

15                         Invesco Global Infrastructure Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GBLI-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Global Market Neutral Fund
Nasdaq:
A: MKNAX ¡ C: MKNCX ¡ R: MKNRX ¡ Y: MKNYX ¡ R5: MKNFX ¡ R6: MKNSX

2 Fund Performance
4 Letters to Shareholders
5 Schedule of Investments
10 Financial Statements
13 Notes to Financial Statements
21 Financial Highlights
22 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.34%
Class C Shares	-3.68
Class R Shares	-3.45
Class Y Shares	-3.24
Class R5 Shares	-3.24
Class R6 Shares	-3.24
Citigroup 90-Day Treasury Bill Index▼ (Broad Market/Style-Specific Index)	0.09
Lipper Alternative Equity Market Neutral Funds Index■ (Peer Group Index)	-0.51
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.

    The Lipper Alternative Equity Market Neutral Funds Index is an unmanaged index considered representative of funds that employ portfolio strategies generating consistent returns in both up and down markets by selecting positions with a total net market exposure of zero.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Global Market Neutral Fund

Average Annual Total Returns As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-1.72	%*
1 Year	-6.69

Class C Shares
Inception (12/19/13)	-0.03	%*
1 Year	-2.92

Class R Shares
Inception (12/19/13)	0.41	%*
1 Year	-1.54

Class Y Shares
Inception (12/19/13)	0.92	%*
1 Year	-0.94

Class R5 Shares
Inception (12/19/13)	0.92	%*
1 Year	-1.04

Class R6 Shares
Inception (12/19/13)	0.92	%*
1 Year	-1.04

 *  Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -3.93%, -2.31%, -1.86%, -1.34%, -1.34% and -1.34% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most

Average Annual Total Returns As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	-1.05	%**
1 Year	-4.83

Class C Shares
Inception (12/19/13)	0.77	%**
1 Year	-0.94

Class R Shares
Inception (12/19/13)	1.18	%**
1 Year	0.55

Class Y Shares
Inception (12/19/13)	1.70	%**
1 Year	1.05

Class R5 Shares
Inception (12/19/13)	1.70	%**
1 Year	1.05

Class R6 Shares
Inception (12/19/13)	1.70	%**
1 Year	1.05

 **Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share for the fiscal period-end 2014 and $0.11 for fiscal period-end 2015. Had the pay-in not been made, average annual total returns were estimated at -3.31%, -1.57%, -1.15%, -0.62%, -0.62% and -0.62% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 3.29%, 4.04%, 3.54%, 3.04%, 2.98% and 2.98%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

3 Invesco Global Market Neutral Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

     The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

     On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

     In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

     For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Global Market Neutral Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–83.14%
Australia–2.78%
Blackmores Ltd.	1,754	$213,921
BlueScope Steel Ltd.	26,621	130,978
Caltex Australia Ltd.	8,184	201,164
Medibank Private Ltd.	25,396	60,641
Treasury Wine Estates Ltd.	11,633	82,448
		689,152

Canada–4.11%
ARC Resources Ltd.	10,600	178,828
Canadian Tire Corp., Ltd.–Class A	1,000	108,913
Crescent Point Energy Corp.	6,800	114,557
Kinross Gold Corp.(a)	20,800	118,516
Metro Inc.	4,500	150,580
Precision Drilling Corp.	8,000	41,503
Suncor Energy, Inc.	1,500	44,025
Teck Resources Ltd.–Class B	21,500	263,171
		1,020,093

China–1.31%
Yangzijiang Shipbuilding Holdings Ltd.	443,300	324,858

Denmark–2.38%
Pandora A/S	1,582	205,382
Vestas Wind Systems A/S	5,400	386,242
		591,624

France–2.48%
Peugeot S.A.(a)	20,489	329,743
Technicolor S.A.	28,335	194,346
Valeo S.A.	579	91,619
		615,708

Germany–3.97%
Aurubis AG	2,106	114,268
Nordex SE(a)	5,592	156,827
Osram Licht AG	2,909	152,007
PATRIZIA Immobilien AG(a)	5,747	133,325
ProSiebenSat.1 Media SE	7,288	371,525
Suedzucker AG	3,302	58,227
		986,179

Hong Kong–0.19%
NWS Holdings Ltd.	31,000	47,125

Israel–0.24%
Bezeq The Israeli Telecommunication Corp. Ltd.	27,543	58,567

Italy–0.21%
A2A S.p.A.	35,738	51,158

	Shares	Value
Japan–17.00%
Asahi Glass Co., Ltd.	5,000	$29,015
Dai Nippon Printing Co., Ltd.	32,000	298,233
Daiichi Sankyo Co., Ltd.	11,600	271,641
Daiichikosho Co., Ltd.	2,400	100,475
DeNA Co., Ltd.	3,200	53,355
Denka Co. Ltd.	32,000	133,679
Fujitsu Ltd.	37,000	128,645
Ibiden Co., Ltd.	28,700	357,667
Iida Group Holdings Co., Ltd.	21,700	404,755
JTEKT Corp.	4,800	60,265
Kawasaki Kisen Kaisha, Ltd.	42,000	88,426
Konica Minolta Inc.	11,000	95,366
LIXIL Group Corp.	4,200	87,624
Marubeni Corp.	17,400	91,344
Medipal Holdings Corp.	18,100	285,126
Miraca Holdings Inc.	2,000	84,701
Mitsubishi Corp.	3,200	52,639
Mitsui & Co., Ltd.	16,500	197,734
Nippon Telegraph & Telephone Corp.	4,700	208,030
Panasonic Corp.	6,300	55,518
Sankyu, Inc.	35,000	162,725
Toho Holdings Co. Ltd.	4,800	111,060
Tokyo Gas Co., Ltd.	66,000	289,425
Toppan Printing Co., Ltd.	31,000	265,207
West Japan Railway Co.	5,100	306,932
		4,219,587

Macau–0.25%
MGM China Holdings Ltd.	43,600	61,087

Netherlands–0.69%
Corbion N.V.	2,210	56,406
Heineken N.V.	718	67,293
Randstad Holding N.V.	895	48,069
		171,768

New Zealand–0.40%
SKYCITY Entertainment Group Ltd.	29,153	99,534

Norway–0.59%
SalMar ASA	3,191	79,259
Veidekke ASA	4,908	67,353
		146,612

Singapore–0.59%
SATS Ltd.	47,900	145,850

Spain–0.97%
Endesa, S.A.	11,456	240,883

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Market Neutral Fund

	Shares	Value
Sweden–1.52%
Intrum Justitia AB	8,163	$292,707
Loomis AB–Class B	3,027	83,911
		376,618

Switzerland–1.29%
Forbo Holding AG	34	41,401
Georg Fischer AG	232	188,415
Lonza Group AG	545	90,682
		320,498

United Kingdom–7.77%
AstraZeneca PLC	673	38,706
Berendsen PLC	2,958	51,000
Dechra Pharmaceuticals PLC	9,959	160,941
Domino’s Pizza Group PLC	5,767	77,518
Fiat Chrysler Automobiles N.V.	10,270	82,700
Go-Ahead Group PLC	1,979	74,170
ITV PLC	35,290	116,387
Moneysupermarket.com Group PLC	50,706	232,565
Noble Corp. PLC	32,600	366,098
QinetiQ Group PLC	101,492	331,736
Royal Dutch Shell PLC–Class B	1,828	47,998
Subsea 7 S.A.(a)	5,792	53,058
Vodafone Group PLC	59,300	191,770
WH Smith PLC	4,232	103,575
		1,928,222

United States–34.40%
Abercrombie & Fitch Co.–Class A	7,500	200,475
Amgen Inc.	800	126,640
AmSurg Corp.(a)	1,200	97,176
Annaly Capital Management Inc.	6,200	64,604
Apple Inc.	3,700	346,838
Best Buy Co., Inc.	4,500	144,360
Boeing Co. (The)	1,400	188,720
Brocade Communications Systems, Inc.	9,800	94,178
Cabot Corp.	8,600	419,594
Cardinal Health, Inc.	800	62,768
Cepheid, Inc.(a)	2,200	62,788
Cisco Systems, Inc.	15,100	415,099
Citigroup Inc.	6,800	314,704
Comcast Corp.–Class A	2,200	133,672
Commercial Metals Co.	5,000	89,600
Computer Sciences Corp.	1,200	39,756
Darden Restaurants, Inc.	2,200	136,950
Dean Foods Co.	12,500	215,375
Delta Air Lines, Inc.	3,500	145,845
eBay Inc.(a)	4,100	100,163

	Shares	Value
United States–(continued)
GameStop Corp.–Class A	2,700	$88,560
General Electric Co.	6,000	184,500
Gilead Sciences, Inc.	3,200	282,272
Hess Corp.	3,000	178,860
Hologic, Inc.(a)	3,800	127,642
HP Inc.	8,600	105,522
Huntington Ingalls Industries, Inc.	600	86,862
Intel Corp.	14,300	433,004
Joy Global Inc.	9,100	193,830
Leidos Holdings, Inc.	8,600	426,646
LyondellBasell Industries N.V.–Class A	800	66,136
ManpowerGroup Inc.	300	23,109
Michael Kors Holdings Ltd.(a)	2,700	139,482
Myriad Genetics, Inc.(a)	1,700	61,200
NetApp, Inc.	2,700	63,828
NeuStar, Inc.–Class A(a)	1,700	39,933
Newfield Exploration Co.(a)	2,500	90,625
Newmont Mining Corp.	6,500	227,305
NVIDIA Corp.	6,300	223,839
Pilgrim’s Pride Corp.(a)	2,900	78,039
Pitney Bowes Inc.	3,700	77,589
Public Storage	1,700	416,177
QUALCOMM, Inc.	800	40,416
Target Corp.	700	55,650
Teradyne, Inc.	11,100	209,901
Tesoro Corp.	800	63,752
Transocean Ltd.	25,300	280,324
United Therapeutics Corp.(a)	900	94,680
Valero Energy Corp.	4,800	282,576
VeriSign, Inc.(a)	1,900	164,160
Voya Financial, Inc.	8,700	282,489
Western Refining, Inc.	1,800	48,168
		8,536,381
Total Common Stocks & Other Equity Interests (Cost $19,231,158)		20,631,504

Money Market Funds–17.77%
Liquid Assets Portfolio–Institutional Class, 0.44%(b)	2,204,994	2,204,994
Premier Portfolio–Institutional Class, 0.39%(b)	2,204,993	2,204,993
Total Money Market Funds (Cost $4,409,987)		4,409,987
TOTAL INVESTMENTS–100.91% (Cost $23,641,145)		25,041,491
OTHER ASSETS LESS LIABILITIES–(0.91)%		(225,338)
NET ASSETS–100.00%		$24,816,153

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	The money market fund and the fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Market Neutral Fund

Open Total Return Swap Agreement
Reference Entity	Counterparty	Expiration Date	Floating Rate(1)	Notional Value	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Australia Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	$(463,333)	$9,166		$(454,155)
Canada Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(950,006)	(22,251)		(971,674)
Denmark Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(511,222)	(4,132)		(515,340)
Hong Kong Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(93,169)	592		(92,403)
Japan Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(4,615,270)	(7,275)		(4,599,896)
Norway Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(235,643)	(3,630)		(239,267)
Singapore Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(527,381)	17,124		(504,699)
Spain Equity Securities — Short	Morgan Stanley & Co. LLC	02/13/17	Federal Funds floating rate	(262,817)	(3,802)		(266,041)
Supranational Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(1,974,509)	(4,392)		(1,975,941)
Sweden Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(279,051)	(13,941)		(292,984)
Switzerland Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(358,381)	(4,623)		(362,348)
United Kingdom Equity Securities — Short	Morgan Stanley & Co. LLC	01/23/17	Federal Funds floating rate	(1,794,853)	(65,564)		(1,843,081)
United States Equity Securities — Short	Morgan Stanley & Co. LLC	12/21/17	Federal Funds floating rate	(9,203,868)	88,027		(9,113,740)
Total Return Swap Agreements — Equity Risk					$(14,701	)(2)	$(21,231,569)

(1)	The Fund receives or pays the total return on the short positions underlying the total return swap, and receives a specific Federal Funds floating rate. The total return swaps are settled in U.S. Dollars.
(2)	Amount includes $(52,635) of dividends payable and financing fees.

The following table represents the individual short positions and related values of equity securities underlying the total return swaps with Morgan Stanley & Co. LLC, as of April 30, 2016.

	Shares	Value
Equity Securities–Short
Australia
Crown Resorts Ltd.	(26,374)	$(236,862)
Insurance Australia Group Ltd.	(25,393)	(111,419)
Suncorp Group Ltd.	(11,138)	(105,874)
		(454,155)

Canada
AltaGas Ltd.	(4,300)	(104,515)
Enbridge Inc.	(3,100)	(128,758)
Gildan Activewear Inc.	(14,200)	(440,988)
MacDonald, Dettwiler and Associates Ltd.	(1,200)	(84,058)
Rogers Communications, Inc.–Class B	(2,200)	(85,556)
Silver Wheaton Crop.	(6,100)	(127,799)
		(971,674)

Denmark
Genmab AS	(3,479)	(515,340)

Hong Kong
Hong Kong & China Gas Co. Ltd.	(49,500)	(92,403)

Japan
ASICS Corp.	(5,600)	(116,352)
Chiyoda Corp.	(40,000)	(318,000)
Fast Retailing Co., Ltd.	(500)	(137,128)
Hamamatsu Photonics K.K.	(14,500)	(420,359)
JGC Corp.	(21,000)	(371,790)
Kagome Co., Ltd.	(13,400)	(293,902)
Kansai Paint Co., Ltd.	(4,900)	(89,422)
Keihan Holdings Co., Ltd.	(39,000)	(290,260)

	Shares	Value
Japan–(continued)
Keyence Corp.	(600)	$(378,668)
Kikkoman Corp.	(2,000)	(66,438)
Kintetsu Group Holdings Co., Ltd.	(8,000)	(33,830)
Kyushu Electric Power Co., Inc.	(11,100)	(115,991)
M3 Inc.	(4,200)	(118,799)
Maruichi Steel Tube Ltd.	(1,400)	(42,231)
MISUMI Group Inc.	(14,400)	(210,286)
MonotaRO Co., Ltd.	(4,600)	(145,026)
NGK Spark Plug Co., Ltd.	(2,000)	(42,306)
Nintendo Co., Ltd.	(1,100)	(156,655)
Nippon Paint Holdings Co., Ltd.	(7,800)	(216,376)
Ono Pharmaceutical Co., Ltd.	(3,400)	(159,049)
Shimadzu Corp.	(5,000)	(79,594)
Shimano Inc.	(1,800)	(271,992)
SoftBank Group Corp.	(600)	(33,762)
Sumco Corp.	(8,400)	(57,229)
Sumitomo Realty & Development Co., Ltd.	(1,000)	(30,494)
Tsuruha Holdings Inc.	(1,100)	(109,158)
Welcia Holdings Co., Ltd.	(3,800)	(207,828)
Yamaha Motor Co., Ltd.	(5,000)	(86,971)
		(4,599,896)

Norway
Schibsted ASA–Class A	(5,829)	(170,046)
Schibsted ASA–Class B	(2,435)	(69,221)
		(239,267)

Singapore
City Developments Ltd.	(30,700)	(190,356)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Market Neutral Fund

	Shares	Value
Singapore–(continued)
Sembcorp Industries Ltd.	(146,300)	$(314,343)
		(504,699)

Spain
Banco Popular Espanol S.A.	(32,298)	(87,834)
Inmobiliaria Colonial S.A.	(232,287)	(178,207)
		(266,041)

Supranational
Alstom S.A.	(5,672)	(144,962)
Altice NV–Class A	(11,437)	(173,521)
Bayerische Motoren Werke AG	(1,992)	(183,616)
Celesio AG	(8,255)	(238,200)
MorphoSys AG	(6,707)	(335,609)
Numericable–SFR S.A.S.	(5,513)	(180,447)
Remy Cointreau S.A.	(2,269)	(188,312)
SBM Offshore N.V.	(13,691)	(183,341)
Vonovia SE	(2,037)	(68,540)
Zodiac Aerospace	(11,917)	(279,393)
		(1,975,941)

Sweden
Fabege AB	(5,848)	(97,499)
Lundin Petroleum AB	(2,469)	(46,202)
Saab AB–Class B	(1,714)	(58,581)
SKF AB–Class B	(4,929)	(90,702)
		(292,984)

Switzerland
Barry Callebaut AG	(49)	(57,572)
Chocoladefabriken Lindt & Spruengli AG	(8)	(48,957)
Cie Financiere Richemont S.A.	(1,057)	(70,305)
OC Oerlikon Corporation AG	(9,895)	(95,525)
Panalpina Welttransport Holding AG	(770)	(89,989)
		(362,348)

United Kingdom
Amec Foster Wheeler PLC	(12,603)	(90,951)
BBA Aviation PLC	(141,466)	(413,819)
BTG PLC	(6,662)	(57,626)
Capital & Counties Properties PLC	(39,257)	(202,769)
Dixons Carphone PLC	(28,932)	(179,749)
Fresnillo PLC	(11,041)	(179,555)
Johnson Matthey PLC	(10,670)	(450,097)
Serco Group PLC	(55,146)	(77,354)
Sumitomo Bakelite Co., Ltd.	(7,283)	(85,665)
UBM PLC	(12,689)	(105,496)
		(1,843,081)

United States
Acadia Healthcare Co., Inc.	(4,600)	(290,674)
Alphabet Inc.–Class A	(100)	(70,788)
Alphabet Inc.–Class C	(500)	(346,505)
American Airlines Group Inc.	(4,000)	(138,760)

	Shares	Value
United States–(continued)
Ascena Retail Group, Inc.	(12,700)	$(111,887)
Celgene Corp.	(500)	(51,705)
CF Industries Holdings Inc.	(1,600)	(52,912)
Cheniere Energy Inc.	(4,000)	(155,520)
Chevron Corp.	(4,800)	(490,464)
Chipotle Mexican Grill Inc.	(100)	(42,097)
Colfax Corp.	(1,700)	(55,131)
CommScope Holding Co., Inc.	(2,300)	(69,943)
Compass Minerals International Inc.	(600)	(44,976)
Cooper Cos. Inc. (The)	(500)	(76,540)
Cypress Semiconductor Corp.	(47,200)	(426,216)
Diebold Inc.	(3,500)	(91,945)
Dollar Tree Inc.	(4,100)	(326,811)
Dominion Rsources Inc./VA	(3,100)	(221,557)
Endo International PLC	(1,400)	(37,800)
Exxon Mobil Corp.	(4,700)	(415,480)
Fastenal Co.	(3,500)	(163,765)
FMC Corp.	(3,600)	(155,736)
Forest City Realty Trust Inc.–Class A	(9,100)	(189,098)
Fortune Brands Home & Security Inc.	(3,200)	(177,312)
Genesee & Wyoming Inc.–Class A	(1,100)	(71,621)
Golar LNG Ltd.	(5,300)	(87,874)
Halliburton Co.	(2,600)	(107,406)
Hexcel Corp.	(2,100)	(95,067)
Howard Hughes Corp. (The)	(2,800)	(294,476)
Kennedy-Wilson Holdings Inc.	(14,800)	(319,828)
Lions Gate Entertainment Corp.	(2,500)	(55,500)
MAXIMUS Inc.	(5,900)	(312,110)
Micron Technology Inc.	(9,200)	(98,900)
National Instruments Corp.	(7,500)	(206,775)
NetSuite Inc.	(1,700)	(137,768)
NorthStar Realty Finance Corp.	(30,600)	(391,374)
Pandora Media Inc.	(4,600)	(45,678)
Panera Bread Co.–Class A	(200)	(42,898)
Polaris Industries Inc.	(1,400)	(137,032)
Proofpoint Inc.	(2,000)	(116,520)
Qorvo Inc.	(4,500)	(202,635)
Restoration Hardware Holdings Inc.	(1,200)	(51,924)
Reynolds American Inc.	(3,300)	(163,680)
SBA Communications Corp.–Class A	(900)	(92,736)
Schlumberger ILtd.	(800)	(64,272)
Spirit Realty Capital, Inc.	(8,100)	(92,583)
Tractor Supply Co.	(600)	(56,796)
Ulta Salon Cosmetics & Fragrance, Inc.	(200)	(41,656)
Ultimate Software Group, Inc. (The)	(400)	(78,636)
Under Armour Inc.–Class A	(2,300)	(101,062)
Under Armour Inc.–Class C	(600)	(24,480)
United Bankshares Inc./WV	(6,000)	(232,140)
ViaSat, Inc.	(5,500)	(421,850)
Visa Inc.–Class A	(1,000)	(77,240)
WEC Energy Group Inc.	(2,900)	(168,809)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Market Neutral Fund

	Shares	Value
United States–(continued)
Western Alliance Bancorp	(1,700)	$(62,186)
Wynn Resorts Ltd.	(1,500)	(132,450)
Zimmer Biomet Holdings Inc.	(2,800)	(324,156)
		(9,113,740)
Total Equity Securities — Short		$(21,231,569)

Portfolio Composition

By sector, based on total net assets

as of April 30, 2016

	Equity Long[1]	Securities Short[2]	Gross Exposure[3]	Net Exposure[4]
Industrials	19.7%	15.0%	34.7%	4.7%
Information Technology	14.4	15.3	29.7	—0.9
Consumer Discretionary	13.5	13.7	27.2	—0.2
Energy	8.0	7.6	15.6	0.4
Health Care	7.9	8.9	16.8	—1.0
Materials	6.5	5.8	12.3	0.7
Financials	5.1	10.7	15.8	—5.6
Consumer Staples	3.8	4.6	8.4	—0.8
Utilities	2.3	2.4	4.7	—0.1
Telecommunication Services	1.9	1.6	3.5	0.3
Money Market Funds Plus Other Assets Less Liabilities	16.9	—	16.9	16.9
Total	100.0	85.6	185.6	14.4

[1]	Represents the value of the equity securities in the portfolio.
[2]	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
[3]	Represents the cumulative exposure of the fund’s long and short position.
[4]	Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Global Market Neutral Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $19,231,158)	$20,631,504
Investments in affiliated money market funds, at value and cost	4,409,987
Total investments, at value (Cost $23,641,145)	25,041,491
Foreign currencies, at value (Cost $13,427)	31,967
Receivable for:
Deposits with brokers	50,000
Fund shares sold	65,677
Dividends and interest	75,724
Fund expenses absorbed	6,227
Investment for trustee deferred compensation and retirement plans	4,995
Unrealized appreciation on swap agreements — OTC	114,909
Other assets	45,620
Total assets	25,436,610

Liabilities:
Payable for:
Investments purchased	422,515
Fund shares reacquired	1,556
Accrued fees to affiliates	6,910
Accrued trustees’ and officers’ fees and benefits	1,616
Accrued other operating expenses	53,255
Trustee deferred compensation and retirement plans	4,995
Unrealized depreciation on swap agreements — OTC	129,610
Total liabilities	620,457
Net assets applicable to shares outstanding	$24,816,153

Net assets consist of:
Shares of beneficial interest	$25,187,285
Undistributed net investment income	269,333
Undistributed net realized gain (loss)	(2,029,661)
Net unrealized appreciation	1,389,196
$24,816,153

Net Assets:
Class A	$8,000,269
Class C	$1,447,648
Class R	$34,730
Class Y	$14,161,505
Class R5	$498,908
Class R6	$673,093

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	805,008
Class C	147,730
Class R	3,512
Class Y	1,419,734
Class R5	50,001
Class R6	67,447
Class A:
Net asset value per share	$9.94
Maximum offering price per share
(Net asset value of $9.94 ÷ 94.50%)	$10.52
Class C:
Net asset value and offering price per share	$9.80
Class R:
Net asset value and offering price per share	$9.89
Class Y:
Net asset value and offering price per share	$9.97
Class R5:
Net asset value and offering price per share	$9.98
Class R6:
Net asset value and offering price per share	$9.98

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Global Market Neutral Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $10,194)	$215,576
Dividends from affiliated money market funds	2,981
Total investment income	218,557

Expenses:
Advisory fees	131,008
Administrative services fees	24,863
Custodian fees	6,296
Distribution fees:
Class A	7,411
Class C	5,540
Class R	59
Transfer agent fees — A, C, R and Y	9,459
Transfer agent fees — R5	28
Transfer agent fees — R6	36
Trustees’ and officers’ fees and benefits	9,310
Registration and filing fees	35,213
Reports to shareholders	3,552
Professional services fees	43,148
Tax expense	3,136
Other	12,090
Total expenses	291,149
Less: Fees waived and expenses reimbursed	(135,744)
Net expenses	155,405
Net investment income	63,152

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(746,355)
Foreign currencies	448
Swap agreements	(1,261,736)
(2,007,643)
Change in net unrealized appreciation of:
Investment securities	933,539
Foreign currencies	4,262
Swap agreements	195,482
1,133,283
Net realized and unrealized gain (loss)	(874,360)
Net increase (decrease) in net assets resulting from operations	$(811,208)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Global Market Neutral Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$63,152	$139,690
Net realized gain (loss)	(2,007,643)	(860,689)
Change in net unrealized appreciation	1,133,283	859,344
Net increase (decrease) in net assets resulting from operations	(811,208)	138,345

Distributions to shareholders from net investment income:
Class A	—	(92,956)
Class C	—	(1,945)
Class R	—	(243)
Class Y	—	(139,674)
Class R5	—	(13,133)
Class R6	—	(11,890)
Total distributions from net investment income	—	(259,841)

Distributions to shareholders from net realized gains:
Class A	(14,355)	(5,778)
Class C	(1,226)	(137)
Class R	(42)	(16)
Class Y	(31,654)	(7,752)
Class R5	(1,295)	(729)
Class R6	(1,692)	(660)
Total distributions from net realized gains	(50,264)	(15,072)

Share transactions–net:
Class A	2,542,938	569,256
Class C	913,673	485,504
Class R	19,323	2,696
Class Y	2,347,172	5,054,439
Class R5	—	(143,311)
Class R6	32,691	100,158
Net increase in net assets resulting from share transactions	5,855,797	6,068,742
Net increase in net assets	4,994,325	5,932,174

Net assets:
Beginning of period	19,821,828	13,889,654
End of period (includes undistributed net investment income of $269,333 and $206,181, respectively)	$24,816,153	$19,821,828

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Global Market Neutral Fund

Statement of Cash Flows

For the six months ended April 30, 2016

(Unaudited)

Cash provided by (used in) operating activities:
Net decrease in net assets resulting from operations	$(811,208)

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by (used in) operating activities:
Purchases of investments	(10,948,366)
Proceeds from disposition of investments	9,270,515
Net change in unrealized appreciation from swap agreements	(195,482)
Decrease in swap agreement payable, net	(2,314)
Decrease in deposits with broker for swaps	10,477
Increase in receivables and other assets	(71,973)
Decrease in accrued expenses and other payables	(25,490)
Net unrealized appreciation on investment securities	(933,539)
Net realized loss from investment securities	746,355
Net cash provided by (used in) operating activities	(2,961,025)

Cash provided by financing activities:
Dividends paid to shareholders	(25,929)
Decrease in payable for amount due custodian	(414,466)
Proceeds from shares of beneficial interest sold	9,090,371
Disbursements from shares of beneficial interest reacquired	(3,323,002)
Net cash provided by financing activities	5,326,974
Net increase in cash and cash equivalents	2,365,949
Cash at beginning of period	2,076,005
Cash at end of period	$4,441,954

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$24,335

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Market Neutral Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek to provide a positive return over a full market cycle from a broadly diversified portfolio of stocks while seeking to limit exposure to the general risks associated with stock market investing.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

13                         Invesco Global Market Neutral Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

14                         Invesco Global Market Neutral Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

L.

Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such

15                         Invesco Global Market Neutral Fund

transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.62%, 2.37%, 1.87%, 1.37%, 1.37% and 1.37% of average daily net assets (the “expense limits”), respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

16                         Invesco Global Market Neutral Fund

For the six months ended April 30, 2016, the Adviser waived advisory fees of $126,221 and reimbursed class level expenses of $2,836, $530, $11, $6,082, $28 and $36 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $323 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

17                         Invesco Global Market Neutral Fund

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $418,338 and from Level 2 to Level 1 of $1,433,831, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$274,067	$415,085	$—	$689,152
Canada	1,020,093	—	—	1,020,093
China	—	324,858	—	324,858
Denmark	591,624	—	—	591,624
France	524,089	91,619	—	615,708
Germany	544,020	442,159	—	986,179
Hong Kong	—	47,125	—	47,125
Israel	—	58,567	—	58,567
Italy	—	51,158	—	51,158
Japan	—	4,219,587	—	4,219,587
Macau	—	61,087	—	61,087
Netherlands	171,768	—	—	171,768
New Zealand	99,534	—	—	99,534
Norway	146,612	—	—	146,612
Singapore	—	145,850	—	145,850
Spain	—	240,883	—	240,883
Sweden	376,618	—	—	376,618
Switzerland	320,498	—	—	320,498
United Kingdom	1,320,085	608,137	—	1,928,222
United States	12,946,368	—	—	12,946,368
	18,335,376	6,706,115	—	25,041,491
Swap Agreements*	—	(14,701)	—	(14,701)
Total Investments	$18,335,376	$6,691,414	$—	$25,026,790

*	Unrealized appreciation (depreciation).

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements(a)	$114,909	$(129,610)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain (Loss):
Equity risk	$(1,261,736)
Change in Net Unrealized Appreciation:
Equity risk	195,482
Total	$(1,066,254)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$19,702,623

18                         Invesco Global Market Neutral Fund

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash
Morgan Stanley & Co. LLC	$114,909	$(114,909)	$—	$—	$—

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash
Morgan Stanley & Co. LLC	$129,610	$(114,909)	$—	$(14,701)	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $11,112,849 and $9,107,134, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,268,730
Aggregate unrealized (depreciation) of investment securities	(930,860)
Net unrealized appreciation of investment securities	$1,337,870

Cost of investments for tax purposes is $23,703,621.

19                         Invesco Global Market Neutral Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	300,128	$3,048,620	148,554	$1,522,177
Class C	167,800	1,714,569	63,575	648,728
Class R	1,877	19,307	261	2,625
Class Y	418,679	4,284,613	773,886	7,905,867
Class R6	8,636	88,911	13,855	142,959

Issued as reinvestment of dividends:
Class A	264	2,697	1,092	11,137
Class C	119	1,200	188	1,908
Class R	1	16	7	71
Class Y	1,954	20,025	4,910	50,083
Class R5	—	—	296	3,022
Class R6	39	397	168	1,710

Reacquired:
Class A	(49,758)	(508,379)	(90,600)	(964,058)
Class C	(79,272)	(802,096)	(16,485)	(165,132)
Class Y	(191,462)	(1,957,466)	(283,495)	(2,901,511)
Class R5	—	—	(14,192)	(146,333)
Class R6	(5,493)	(56,617)	(4,315)	(44,511)
Net increase in share activity	573,512	$5,855,797	597,705	$6,068,742

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 50% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 40% of the outstanding shares of the Fund are owned by the Adviser.

20                         Invesco Global Market Neutral Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$10.31	$0.02	$(0.36)	$(0.34)	$—	$(0.03)	$(0.03)	$9.94	(3.34)%		$8,000	1.61	%(d)	2.91	%(d)	0.48	%(d)	47%
Year ended 10/31/15	10.49	0.07	(0.06)	0.01	(0.18)	(0.01)	(0.19)	10.31	0.16	(e)	5,716	1.61		3.28		0.69		77
Year ended 10/31/14(f)	10.00	0.04	0.45	0.49	—	—	—	10.49	4.90	(g)	5,197	1.61	(h)	4.61	(h)	0.43	(h)	46
Class C
Six months ended 04/30/16	10.20	(0.01)	(0.36)	(0.37)	—	(0.03)	(0.03)	9.80	(3.68)		1,448	2.36	(d)	3.66	(d)	(0.27	)(d)	47
Year ended 10/31/15	10.41	(0.01)	(0.03)	(0.04)	(0.16)	(0.01)	(0.17)	10.20	(0.35	)(e)	603	2.36		4.03		(0.06)		77
Year ended 10/31/14(f)	10.00	(0.03)	0.44	0.41	—	—	—	10.41	4.10	(g)	123	2.36	(h)	5.36	(h)	(0.32	)(h)	46
Class R
Six months ended 04/30/16	10.27	0.01	(0.36)	(0.35)	—	(0.03)	(0.03)	9.89	(3.45)		35	1.86	(d)	3.16	(d)	0.23	(d)	47
Year ended 10/31/15	10.46	0.05	(0.05)	(0.00)	(0.18)	(0.01)	(0.19)	10.27	(0.01	)(e)	17	1.86		3.53		0.44		77
Year ended 10/31/14(f)	10.00	0.02	0.44	0.46	—	—	—	10.46	4.60	(g)	14	1.86	(h)	4.86	(h)	0.18	(h)	46
Class Y
Six months ended 04/30/16	10.34	0.04	(0.38)	(0.34)	—	(0.03)	(0.03)	9.97	(3.33)		14,162	1.36	(d)	2.66	(d)	0.73	(d)	47
Year ended 10/31/15	10.52	0.10	(0.06)	0.04	(0.21)	(0.01)	(0.22)	10.34	0.38	(e)	12,305	1.36		3.03		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.46	0.52	—	—	—	10.52	5.20	(g)	7,311	1.36	(h)	4.36	(h)	0.68	(h)	46
Class R5
Six months ended 04/30/16	10.34	0.04	(0.37)	(0.33)	—	(0.03)	(0.03)	9.98	(3.24)		499	1.36	(d)	2.57	(d)	0.73	(d)	47
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	517	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	671	1.36	(h)	4.33	(h)	0.68	(h)	46
Class R6
Six months ended 04/30/16	10.34	0.04	(0.37)	(0.33)	—	(0.03)	(0.03)	9.98	(3.24)		673	1.36	(d)	2.57	(d)	0.73	(d)	47
Year ended 10/31/15	10.51	0.10	(0.05)	0.05	(0.21)	(0.01)	(0.22)	10.34	0.47	(e)	664	1.36		2.97		0.94		77
Year ended 10/31/14(f)	10.00	0.06	0.45	0.51	—	—	—	10.51	5.10	(g)	573	1.36	(h)	4.33	(h)	0.68	(h)	46

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,962, $1,114, $24, $12,785, $515 and $676 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.11 per share. Had the pay-in not been made, the total return would have been (0.91)%, (1.42)%, (1.09)%, (0.69)%, (0.60)% and (0.60)% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of December 19, 2013 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Amount includes the effect of the Adviser pay-in for an economic loss of $0.41 per share. Had the pay-in not been made, the total return would have been 0.80%, 0.10%, 0.60%, 1.00%, 1.00% and 1.00% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(h)	Annualized.

21                         Invesco Global Market Neutral Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$953.90	$7.82	$1,016.86	$8.07	1.61%
C	1,000.00	952.40	11.46	1,013.13	11.81	2.36
R	1,000.00	953.70	9.04	1,015.61	9.32	1.86
Y	1,000.00	955.00	6.61	1,018.10	6.82	1.36
R5	1,000.00	955.00	6.61	1,018.10	6.82	1.36
R6	1,000.00	955.00	6.61	1,018.10	6.82	1.36

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

22                         Invesco Global Market Neutral Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GMN-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Global Markets Strategy Fund
Nasdaq:
A: GMSDX ¡ C: GMSEX ¡ R: GMSJX ¡ Y: GMSHX ¡ R5: GMSKX ¡ R6: GMSLX

2 Fund Performance
4 Letters to Shareholders
5 Consolidated Schedule of Investments
7 Consolidated Financial Statements
9 Notes to Consolidated Financial Statements
18 Financial Highlights
19 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	3.79%
Class C Shares	3.30
Class R Shares	3.66
Class Y Shares	3.87
Class R5 Shares	3.76
Class R6 Shares	3.77
Barclays 3-Month Treasury Bellwether Index▼ (Broad Market/Style-Specific Index)	0.14
Lipper Absolute Return Funds Index■ (Peer Group Index)	-1.55
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.
The Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with maturities of less than three months.
The Lipper Absolute Return Funds Index is an unmanaged index considered representative of absolute return funds tracked by Lipper.
The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Global Markets Strategy Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception	1.31%
1 Year	-5.13

Class C Shares
Inception	2.16%
1 Year	-1.41

Class R Shares
Inception	2.71%
1 Year	0.13

Class Y Shares
Inception (9/26/12)	3.19%
1 Year	0.66

Class R5 Shares
Inception	3.19%
1 Year	0.56

Class R6 Shares
Inception	3.17%
1 Year	0.56

On August 28, 2013, Class H1 shares converted to Class Y shares.

    Class A shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class C shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R5 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    Class R6 shares incepted on August 28, 2013. Performance shown prior to that date is that of Class H1 shares and includes the 12b-1 fees applicable to Class H1 shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception	0.63%
1 Year	-10.17

Class C Shares
Inception	1.52%
1 Year	-6.54

Class R Shares
Inception	2.05%
1 Year	-5.15

Class Y Shares
Inception (9/26/12)	2.55%
1 Year	-4.65

Class R5 Shares
Inception	2.55%
1 Year	-4.74

Class R6 Shares
Inception	2.52%
1 Year	-4.75

value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.66%, 2.41%, 1.91%, 1.41%, 1.41% and 1.41%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.14%, 2.89%, 2.39%, 1.89%, 1.76% and 1.76%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

3                    Invesco Global Markets Strategy Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Global Markets Strategy Fund

Consolidated Schedule of Investments

April 30, 2016

(Unaudited)

	Interest Rate	Maturity Date	Principal Amount	Value
U.S. Treasury Securities–67.55%
U.S. Treasury Bills–41.29%(a)
U.S. Treasury Bills	0.47%	07/07/2016	$3,800,000	$3,798,989
U.S. Treasury Bills	0.43%	07/28/2016	4,410,000	4,407,868
U.S. Treasury Bills(b)	0.45%	08/25/2016	4,000,000	3,996,804
U.S. Treasury Bills	0.33%	10/06/2016	3,920,000	3,914,528
U.S. Treasury Bills	0.34%	10/06/2016	3,400,000	3,395,254
				19,513,443

U.S. Treasury Notes–26.26%(c)
U.S. Treasury Floating Rate Notes(b)	0.31%	07/31/2016	2,910,000	2,910,330
U.S. Treasury Floating Rate Notes(b)	0.51%	01/31/2018	6,410,000	6,423,824
U.S. Treasury Floating Rate Notes	0.44%	04/30/2018	3,075,000	3,075,310
				12,409,464
Total U.S. Treasury Securities (Cost $31,900,641)				31,922,907

			Shares
Money Market Funds–32.32%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)			4,947,315	4,947,315
Premier Portfolio–Institutional Class, 0.39%(d)			4,947,314	4,947,314
STIC (Global Series) PLC–U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.40%(d)			5,377,700	5,377,700
Total Money Market Funds (Cost $15,272,329)				15,272,329
TOTAL INVESTMENTS–99.87% (Cost $47,172,970)				47,195,236
OTHER ASSETS LESS LIABILITIES–0.13%				60,152
NET ASSETS–100.00%				$47,255,388

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Brent Crude	Long	8	July-2016	$378,960	$65,777
Coffee	Long	21	September-2016	971,381	(44,626)
Corn	Long	12	July-2016	235,050	21,669
Cotton No.2	Long	15	December-2016	470,400	32,874
Gas Oil	Long	3	December-2016	130,800	18,758
Gasoline Reformulated Blendstock Oxygenate Blending	Long	6	June-2016	404,309	19,743
Heating Oil	Long	2	June-2016	116,424	19,691
Lean Hogs	Short	12	December-2016	(309,360)	(5,155)
Natural Gas	Short	18	December-2016	(545,040)	(45,452)
Silver	Long	18	July-2016	1,603,710	56,624
Soybean	Long	10	July-2016	514,875	51,877
Soybean Oil	Long	28	December-2016	567,000	(25,041)
Wheat	Short	6	July-2016	(146,550)	(10,378)
WTI Crude	Long	6	October-2016	286,680	41,562
Subtotal — Commodity Risk					$197,923
Australia 10 Year Bonds	Short	13	June-2016	$(1,291,526)	$2,210
Canada 10 Year Bonds	Long	55	June-2016	6,099,374	(122,996)
Euro Bonds	Long	7	June-2016	1,297,525	(6,425)
Long Gilt	Long	26	June-2016	4,543,592	(69,878)
U.S. Treasury 20 Year Bonds	Long	17	June-2016	2,776,313	(32,797)
Subtotal — Interest Rate Risk					$(229,886)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco Global Markets Strategy Fund

Open Futures Contracts–(continued)
Futures Contracts	Type of Contract		Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long		123	June-2016	$4,192,841	$140,210
E-Mini S&P 500 Index	Long		64	June-2016	6,589,120	(9,992)
FTSE 100 Index	Long		62	June-2016	5,627,532	90,031
Hang Seng Index	Long		32	May-2016	4,301,512	(78,689)
Russell 2000 Index Mini	Long		47	June-2016	5,304,890	66,314
Tokyo Stock Price Index	Long		39	June-2016	4,861,486	52,338
Subtotal — Equity Risk						$260,212
Total Futures Contracts						$228,249

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Receiving a return rate equal to the Merrill Lynch Excess Return Index and pay the product of (i) 0.14% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Bank of America Merrill Lynch	8,710	June-2016	$1,407,137	$0
Receiving a return equal to the Barclays Commodity Strategy 1452 Excess Return Index (Copper) and pay the product of (i) 0.33% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	1,500	October-2016	593,436	30,407
Receiving a return equal to the Barclays Live Cattle Roll Yield and pay the product of (i) 0.47% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	1,080	February-2017	139,414	(8,273)
Receiving a return equal to the Barclays Commodity Strategy 1606 Index (Sugar) and pay the product of (i) 0.41% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	5,170	October-2016	1,426,078	103,338
Receiving a return equal to the Barclays Capital Soymeal S2 Nearby Excess Return Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Barclays Bank PLC	140	April-2017	135,599	16,439
Receiving a return equal to the S&P GSCI Sugar Excess Return A141 Strategy and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Goldman Sachs International	3,450	March-2017	740,307	82,687
Receiving a return equal to the S&P GSCI Gold Index Excess Return and pay the product of (i) 0.09% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	JPMorgan Chase Bank, N.A.	5,440	October-2016	558,231	27,458
Pay a floating rate equal to the S&P GSCI Aluminum Dynamic Roll Excess Return Index and pay the product of (i) 0.37% of the Notional Amount multiplied by (ii) days in the period divided by 365	Short	Morgan Stanley Capital Services LLC	700	October-2016	(60,857)	(4,200)
Total Swap Agreements — Commodity Risk						$247,856
Notes to Consolidated Schedule of Investments:

(a)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(b)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1L and Note 4.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2016.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Target Risk Allocation and National Asset Weights*

By asset class, based on Net Assets as of April 30, 2016

Asset Class	Risk Allocation**	% of Net Assets as of 04/30/16***
Equities	81.4%	63.1%
Fixed Income	2.1	28
Commodities	16.5	19.6

*	Risk contribution is measured as the standard deviation of each asset class as a percentage of total portfolio standard deviation. The risk contribution of each underlying asset determines the dollar-weighting of the asset. Standard deviation measures a fund’s range of total returns and fluctuations over a defined period of time.
**	Based on the expected market exposure.
***	Due to the use of leverage, the percentages may not equal 100%.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco Global Markets Strategy Fund

Consolidated Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $31,900,641)	$31,922,907
Investments in affiliated money market funds, at value and cost	15,272,329
Total investments, at value (Cost $47,172,970)	47,195,236
Receivable for:
Deposits with brokers for open swap agreements	120,000
Investments sold	3,754,164
Fund shares sold	89,792
Dividends and interest	15,447
Fund expenses absorbed	26,822
Swaps receivables — OTC	63,006
Investment for trustee deferred compensation and retirement plans	12,611
Unrealized appreciation on swap agreements — OTC	260,329
Other assets	27,355
Total assets	51,564,762

Liabilities:
Payable for:
Investments purchased	3,075,075
Fund shares reacquired	802,646
Swaps payable — OTC	796
Variation margin — futures	324,274
Accrued fees to affiliates	28,912
Accrued trustees’ and officers’ fees and benefits	2,034
Accrued other operating expenses	49,535
Trustee deferred compensation and retirement plans	13,629
Unrealized depreciation on swap agreements — OTC	12,473
Total liabilities	4,309,374
Net assets applicable to shares outstanding	$47,255,388

Net assets consist of:
Shares of beneficial interest	$45,842,646
Undistributed net investment income (loss)	(1,571,057)
Undistributed net realized gain	2,485,428
Net unrealized appreciation	498,371
$47,255,388

Net Assets:
Class A	$5,790,582
Class C	$8,236,454
Class R	$38,106
Class Y	$33,007,441
Class R5	$9,363
Class R6	$173,442

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	589,950
Class C	840,384
Class R	3,878
Class Y	3,355,269
Class R5	952
Class R6	17,643
Class A:
Net asset value per share	$9.82
Maximum offering price per share
(Net asset value of $9.82 ÷ 94.50%)	$10.39
Class C:
Net asset value and offering price per share	$9.80
Class R:
Net asset value and offering price per share	$9.83
Class Y:
Net asset value and offering price per share	$9.84
Class R5:
Net asset value and offering price per share	$9.84
Class R6:
Net asset value and offering price per share	$9.83

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco Global Markets Strategy Fund

Consolidated Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends from affiliated money market funds	$84,763
Interest	70,661
Total investment income	155,424

Expenses:
Advisory fees	851,233
Administrative services fees	24,863
Custodian fees	5,422
Distribution fees:
Class A	7,870
Class C	42,343
Class R	70
Transfer agent fees — A, C, R and Y	27,857
Transfer agent fees — R6	138
Trustees’ and officers’ fees and benefits	10,901
Registration and filing fees	37,256
Reports to shareholders	7,192
Professional services fees	36,202
Other	12,816
Total expenses	1,064,163
Less: Fees waived and expenses reimbursed	(212,463)
Net expenses	851,700
Net investment income (loss)	(696,276)

Realized and unrealized gain (loss) from:
Net realized gain from:
Investment securities	13,201
Foreign currencies	67,175
Futures contracts	7,186,004
Swap agreements	1,254,829
8,521,209
Change in net unrealized appreciation (depreciation) of:
Investment securities	14,956
Futures contracts	(3,077,337)
Swap agreements	84,016
(2,978,365)
Net realized and unrealized gain	5,542,844
Net increase in net assets resulting from operations	$4,846,568

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco Global Markets Strategy Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(696,276)	$(2,691,678)
Net realized gain	8,521,209	1,085,067
Change in net unrealized appreciation (depreciation)	(2,978,365)	961,724
Net increase (decrease) in net assets resulting from operations	4,846,568	(644,887)

Distributions to shareholders from net investment income:
Class A	(166,666)	(101,201)
Class C	(98,610)	(82,010)
Class R	(476)	(320)
Class Y	(1,082,051)	(696,170)
Class R5	(236)	(175)
Class R6	(2,605,719)	(2,023,415)
Total distributions from net investment income	(3,953,758)	(2,903,291)

Distributions to shareholders from net realized gains:
Class A	—	(119,584)
Class C	—	(196,803)
Class R	—	(455)
Class Y	—	(705,619)
Class R5	—	(178)
Class R6	—	(2,050,877)
Total distributions from net realized gains	—	(3,073,516)

Share transactions–net:
Class A	(1,685,422)	698,619
Class C	(77,001)	(3,677,350)
Class R	13,371	854
Class Y	(14,979,614)	13,895,707
Class R6	(101,013,767)	(8,020,707)
Net increase (decrease) in net assets resulting from share transactions	(117,742,433)	2,897,123
Net increase (decrease) in net assets	(116,849,623)	(3,724,571)

Net assets:
Beginning of period	164,105,011	167,829,582
End of period (includes undistributed net investment income (loss) of $(1,571,057) and $3,078,977, respectively)	$47,255,388	$164,105,011

Notes to Consolidated Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Markets Strategy Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these consolidated financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund V Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

9                         Invesco Global Markets Strategy Fund

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waiver shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its consolidated financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

10                         Invesco Global Markets Strategy Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of

Operations.

11                         Invesco Global Markets Strategy Fund

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The

12                         Invesco Global Markets Strategy Fund

Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

N.	Other Risks — The Fund will seek to gain exposure to commodity markets primarily through an investment in the Subsidiary and through investments in exchange-traded funds and commodity-linked derivatives. The Subsidiary, unlike the Fund, may invest without limitation in commodities, commodity-linked derivatives and other securities, such as exchange-traded notes, that may provide leveraged and non-leveraged exposure to commodity markets. The Fund is indirectly exposed to the risks associated with the Subsidiary’s investments.

The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

O.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
P.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser less the amount paid by the Subsidiary to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 1.50%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2016, the Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.65%, 2.40%, 1.90%, 1.40%, 1.40% and 1.40%, respectively, of average daily net assets (the “expense limits”). Prior to March 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.80%, 2.55%, 2.05%, 1.55%, 1.55% and 1.55%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of a Fund directly, but are fees and expenses, including management fees, of the investment companies in which a Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limitation, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $184,469 and reimbursed class level expenses of $3,370, $4,533, $15, $19,939, $0 and $137 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

13                         Invesco Global Markets Strategy Fund

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $1,432 in front-end sales commissions from the sale of Class A shares and $493 and $1,838 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the consolidated financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Money Market Funds	$15,272,329	$—	$—	$15,272,329
U.S. Treasury Securities	—	31,922,907	—	31,922,907
	15,272,329	31,922,907	—	47,195,236
Futures Contracts*	228,249	—	—	228,249
Swap Agreements*	—	247,856	—	247,856
Total Investments	$15,500,578	$32,170,763	$—	$47,671,341

*	Unrealized appreciation.

14                         Invesco Global Markets Strategy Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Futures contracts(a)	$328,575	$(130,652)
Swap agreements(b)	260,329	(12,473)
Interest rate risk:
Futures contracts(a)	2,210	(232,096)
Equity risk:
Futures contracts(a)	348,893	(88,681)
Total	$940,007	$(463,902)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
(b)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Consolidated Statement of Operations
	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Commodity risk	$7,083,257	$1,254,829
Interest rate risk	3,996,021	—
Equity risk	(3,893,274)	—
Change in Unrealized Appreciation (Depreciation):
Commodity risk	$(1,004,078)	$84,016
Interest rate risk	(528,379)	—
Equity risk	(1,544,880)	—
Total	$4,108,667	$1,338,845

The table below summarizes the average notional value of futures contracts and swap agreements outstanding during the period.

	Futures Contracts	Swap Agreements
Average notional value	$129,498,014	$9,110,361

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

15                         Invesco Global Markets Strategy Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
Counterparty			Non-Cash	Cash
Subsidiary
Bank of America Merrill Lynch	$62,960	$(178)	$—	$—	$62,782
Barclays Bank PLC	150,184	(8,676)	—	—	141,508
Goldman Sachs International	82,687	(173)	—	—	82,514
JPMorgan Chase Bank, N.A.	27,496	(42)	—	—	27,454
Morgan Stanley Capital Services LLC	8	(8)	—	—	—
Total	$323,335	$(9,077)	$—	$—	$314,258

	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
Counterparty			Non-Cash	Cash
Subsidiary
Bank of America Merrill Lynch	$178	$(178)	$—	$—	$—
Barclays Bank PLC	8,676	(8,676)	—	—	—
Goldman Sachs International	173	(173)	—	—	—
JPMorgan Chase Bank, N.A.	42	(42)	—	—	—
Morgan Stanley Capital Services LLC	4,200	(8)	—	—	4,192
Total	$13,269	$(9,077)	$—	$—	$4,192

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$1,954,857	$1,119,329	$3,074,186

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

16                         Invesco Global Markets Strategy Fund

NOTE 8—Investment Securities

The aggregate amount of long-term U.S. government obligations (other than short-term securities and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $0 and $3,470,204, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$2,161,884
Aggregate unrealized (depreciation) of investment securities	(2,139,618)
Net unrealized appreciation of investment securities	$22,266

Cost of investments is the same for tax and financial reporting purposes.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	82,147	$802,699	508,205	$5,092,092
Class C	289,190	2,786,780	268,392	2,710,112
Class R	1,351	13,074	698	7,143
Class Y	1,274,416	12,399,563	6,132,600	61,795,855
Class R6	365,672	3,516,429	1,322,303	13,256,829

Issued as reinvestment of dividends:
Class A	16,933	161,717	20,165	199,635
Class C	9,852	94,186	26,559	262,665
Class R	31	297	48	472
Class Y	82,230	786,117	122,360	1,213,811
Class R6	272,540	2,605,482	410,679	4,073,939

Reacquired:
Class A	(274,004)	(2,649,838)	(461,934)	(4,593,108)
Class C	(306,021)	(2,957,967)	(669,090)	(6,650,127)
Class R	—	—	(660)	(6,761)
Class Y	(2,906,440)	(28,165,294)	(4,995,636)	(49,113,959)
Class R6(b)	(10,972,772)	(107,135,678)	(2,525,433)	(25,351,475)
Net increase (decrease) in share activity	(12,064,875)	$(117,742,433)	159,256	$2,897,123

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in aggregate own 81% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 10,015,047 Class R6 shares valued at $97,847,008 were redeemed by affiliated mutual funds.

17                         Invesco Global Markets Strategy Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$9.70	$(0.07)	$0.41	$0.34	$(0.22)	$—	$(0.22)	$9.82	3.57%	$5,791	1.66	%(d)(e)	2.09	%(d)	(1.39	)%(d)	0%
Year ended 10/31/15	10.02	(0.16)	0.18	0.02	(0.15)	(0.19)	(0.34)	9.70	0.18	7,418	1.70	(e)	2.03		(1.64)		0
Year ended 10/31/14	10.78	(0.17)	0.09	(0.08)	—	(0.68)	(0.68)	10.02	(0.64)	6,996	1.73		2.06		(1.68)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	607	1.99	(g)	2.04	(g)	(1.92	)(g)	0
Class C
Six months ended 04/30/16	9.62	(0.10)	0.40	0.30	(0.12)	—	(0.12)	9.80	3.20	8,236	2.41	(d)(e)	2.84	(d)	(2.14	)(d)	0
Year ended 10/31/15	9.94	(0.24)	0.18	(0.06)	(0.07)	(0.19)	(0.26)	9.62	(0.63)	8,155	2.45	(e)	2.78		(2.39)		0
Year ended 10/31/14	10.78	(0.24)	0.08	(0.16)	—	(0.68)	(0.68)	9.94	(1.42)	12,136	2.48		2.81		(2.43)		0
Year ended 10/31/13(f)	10.52	(0.05)	0.31	0.26	—	—	—	10.78	2.47	818	2.74	(g)	2.79	(g)	(2.67	)(g)	0
Class R
Six months ended 04/30/16	9.69	(0.08)	0.41	0.33	(0.19)	—	(0.19)	9.83	3.44	38	1.91	(d)(e)	2.34	(d)	(1.64	)(d)	0
Year ended 10/31/15	10.00	(0.19)	0.20	0.01	(0.13)	(0.19)	(0.32)	9.69	0.00	24	1.95	(e)	2.28		(1.89)		0
Year ended 10/31/14	10.78	(0.19)	0.09	(0.10)	—	(0.68)	(0.68)	10.00	(0.83)	24	1.98		2.31		(1.93)		0
Year ended 10/31/13(f)	10.52	(0.04)	0.30	0.26	—	—	—	10.78	2.47	10	2.24	(g)	2.29	(g)	(2.17	)(g)	0
Class Y
Six months ended 04/30/16	9.73	(0.05)	0.41	0.36	(0.25)	—	(0.25)	9.84	3.76	33,007	1.41	(d)(e)	1.84	(d)	(1.14	)(d)	0
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	47,740	1.45	(e)	1.78		(1.39)		0
Year ended 10/31/14	10.79	(0.14)	0.08	(0.06)	—	(0.68)	(0.68)	10.05	(0.44)	36,645	1.48		1.81		(1.43)		0
Year ended 10/31/13	9.91	(0.19)	1.07	0.88	—	—	—	10.79	8.88	6,972	1.82		1.87		(1.75)		0
Year ended 10/31/12(f)	10.00	(0.02)	(0.07)	(0.09)	—	—	—	9.91	(0.90)	10,017	2.00	(g)	6.69	(g)	(1.87	)(g)	0
Class R5
Six months ended 04/30/16	9.74	(0.05)	0.40	0.35	(0.25)	—	(0.25)	9.84	3.65	9	1.41	(d)(e)	1.74	(d)	(1.14	)(d)	0
Year ended 10/31/15	10.06	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.74	0.44	9	1.45	(e)	1.65		(1.39)		0
Year ended 10/31/14	10.79	(0.14)	0.09	(0.05)	—	(0.68)	(0.68)	10.06	(0.34)	10	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.30	0.27	—	—	—	10.79	2.57	10	1.75	(g)	1.80	(g)	(1.68	)(g)	0
Class R6
Six months ended 04/30/16	9.73	(0.06)	0.41	0.35	(0.25)	—	(0.25)	9.83	3.66	173	1.41	(d)(e)	1.74	(d)	(1.14	)(d)	0
Year ended 10/31/15	10.05	(0.14)	0.19	0.05	(0.18)	(0.19)	(0.37)	9.73	0.44	100,759	1.45	(e)	1.65		(1.39)		0
Year ended 10/31/14	10.80	(0.14)	0.07	(0.07)	—	(0.68)	(0.68)	10.05	(0.53)	112,019	1.48		1.69		(1.43)		0
Year ended 10/31/13(f)	10.52	(0.03)	0.31	0.28	—	—	—	10.80	2.66	109,848	1.71	(g)	1.76	(g)	(1.64	)(g)	0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $6,330, $8,515, $28, $37,455, $9 and $61,783 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.11% and 0.11% for the six months ended April 30, 2016 and the year ended October 31, 2015, respectively.
(f)	Commencement date of September 26, 2012 for Class Y shares and August 28, 2013 for Class A, Class C, Class R, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

NOTE 11—Subsequent Event

On June 10, 2016, the Board of Trustees approved the name change of the Fund to Invesco Macro Allocation Strategy Fund. This change is scheduled to take effect on or about July 27, 2016.

18                         Invesco Global Markets Strategy Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,037.90	$8.41	$1,016.61	$8.32	1.66%
C	1,000.00	1,033.00	12.18	1,012.88	12.06	2.41
R	1,000.00	1,036.60	9.67	1,015.37	9.57	1.91
Y	1,000.00	1,038.70	7.15	1,017.85	7.07	1.41
R5	1,000.00	1,037.60	7.14	1,017.85	7.07	1.41
R6	1,000.00	1,037.70	7.14	1,017.85	7.07	1.41

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

19                         Invesco Global Markets Strategy Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GMS-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Global Targeted Returns Fund
Nasdaq:
A: GLTAX ¡ C: GLTCX ¡ R: GLTRX ¡ Y: GLTYX ¡ R5: GLTFX ¡ R6: GLTSX

2 Fund Performance
3 Letters to Shareholders
4 Consolidated Schedule of Investments
22 Consolidated Financial Statements
24 Notes to Consolidated Financial Statements
36 Financial Highlights
37 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.10%
Class C Shares	1.77
Class R Shares	1.94
Class Y Shares	2.24
Class R5 Shares	2.15
Class R6 Shares	2.24
U.S. 3-Month Treasury Bill Total Return Index▼ (Broad Market/Style-Specific Index)	0.12
Source(s): ▼Lipper Inc.

The U.S. 3-Month Treasury Bill Total Return Index is tracked by Lipper to provide performance for the three-month US Treasury bill.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.52%
1 Year	-4.90

Class C Shares
Inception (12/19/13)	2.19%
1 Year	-1.08

Class R Shares
Inception (12/19/13)	2.67%
1 Year	0.38

Class Y Shares
Inception (12/19/13)	3.20%
1 Year	0.88

Class R5 Shares
Inception (12/19/13)	3.20%
1 Year	0.88

Class R6 Shares
Inception (12/19/13)	3.20%
1 Year	0.98

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	0.03%
1 Year	-6.26

Class C Shares
Inception (12/19/13)	1.78%
1 Year	-2.43

Class R Shares
Inception (12/19/13)	2.28%
1 Year	-1.07

Class Y Shares
Inception (12/19/13)	2.79%
1 Year	-0.57

Class R5 Shares
Inception (12/19/13)	2.79%
1 Year	-0.57

Class R6 Shares
Inception (12/19/13)	2.79%
1 Year	-0.47

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.71%, 2.46%, 1.96%, 1.46%, 1.46% and 1.46%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.82%, 3.57%, 3.07%, 2.57%, 2.51% and 2.51%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2 Invesco Global Targeted Returns Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Global Targeted Returns Fund

Consolidated Schedule of Investments

April 30, 2016

(Unaudited)

Investments in Affiliated Issuers–68.39%(a)

	% of Net Assets 04/30/16	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain		Dividend Income	Shares 04/30/16	Value 04/30/16
Domestic Equity Funds–6.02%
Invesco Diversified Dividend Fund–Class R6	6.02%	$8,243,871	$3,381,728	$—	$163,328	$345,338		$172,679	631,437	$11,788,927

Fixed-Income Funds–11.92%
Invesco High Yield Fund–Class R6	11.92%	16,614,108	6,869,718	—	(140,982)	—		629,502	5,763,665	23,342,844

Foreign Equity Funds–27.73%
Invesco Asia Pacific Growth Fund–Class Y	8.03%	11,216,454	4,297,229	—	220,319	—		402,350	536,813	15,734,002
Invesco European Growth Fund–Class Y	9.74%	13,933,595	5,799,669	—	(654,020)	470,650		243,892	549,517	19,079,244
Invesco International Growth Fund–Class R6	9.96%	14,241,160	5,191,009	—	83,250	—		241,268	607,768	19,515,419
Total Foreign Equity Funds		39,391,209	15,287,907	—	(350,451)	470,650		887,510		54,328,665

Money Market Funds–22.72%
Liquid Assets Portfolio–Institutional Class, 0.44%(b)	9.94%	23,475,962	41,728,789	(45,741,438)	—	—		30,813	19,463,313	19,463,313
Premier Portfolio–Institutional Class, 0.39%(b)	9.94%	23,475,963	41,728,789	(45,741,439)	—	—		26,760	19,463,313	19,463,313
STIC (Global Series) PLC-U.S. Dollar Liquidity Portfolio (Ireland)–Institutional Class, 0.40%(b)	2.84%	5,724,734	454,607	(594,983)	—	—		8,614	5,584,358	5,584,358
Total Money Market Funds		52,676,659	83,912,185	(92,077,860)	—	—		66,187		44,510,984
TOTAL INVESTMENTS IN AFFILIATED ISSUERS (Cost $135,943,581)	68.39%	$116,925,847	$109,451,538	$(92,077,860)	$(328,105)	$815,988	(c)	$1,755,878		$133,971,420

									Principal Amount
Sovereign Debt–12.86%(d)
Hungary Government Bond (Hungary), Series 23, Class A, Unsec. Bonds, 6.00%, 11/24/2023									HUF 88,330,000	396,252
Hungary Government Bond (Hungary), Series 25, Class B, Unsec. Bonds, 5.50%, 06/24/2025									HUF 342,520,000	1,489,922
Mexico Government Bond (Mexico), Series M 20, Sr. Unsec. Bonds, 10.00%, 12/05/2024									MXN 39,327,700	2,950,327
Poland Government Bond (Poland), Series 0725, Unsec. Bonds, 3.25%, 07/25/2025									PLN 13,690,000	3,682,699
Poland Government Bond (Poland), Series 1023, Unsec. Bonds, 4.00%, 10/25/2023									PLN 4,124,000	1,170,316
United Kingdom Government Bond (United Kingdom), Unsec. Bonds, 3.25%, 01/22/2044									GBP 4,574,657	7,817,456
United Kingdom Government Bond (United Kingdom), Unsec. Bonds, 3.50%, 01/22/2045									GBP 4,293,934	7,691,397
Total Sovereign Debt (Cost $25,391,932)										25,198,369

U.S. Treasury Bonds–3.93%
3.00%, 11/15/2045									$6,537,000	6,989,745
2.50%, 02/15/2046									733,000	707,528
Total U.S. Treasury Bonds (Cost $7,254,109)										7,697,273
OPTIONS PURCHASED–6.79% (Cost $13,965,357)										13,310,482
TOTAL INVESTMENTS–91.97% (Cost $182,554,979)										180,177,544
OTHER ASSETS LESS LIABILITIES–8.03%										15,727,019
NET ASSETS–100.00%										$195,904,563

Abbreviations:

GBP	– British Pound Sterling
HUF	– Hungarian Forint

MXN	– Mexican Peso
PLN	– Polish Zloty

Sr.	– Senior
Unsec.	– Unsecured

Notes to Consolidated Schedule of Investments:

(a)	Each underlying fund and the Fund are affiliated by either having the same investment adviser or an investment adviser under common control with the Fund’s investment adviser.
(b)	The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(c)	Includes $345,338 and $470,650 of capital gains distributions from Invesco Diversified Dividend Fund and Invesco European Growth Fund, respectively.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

4                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Index Options Purchased
Description	Type of Contract	Broker/Counterparty	Expiration Date	Number of Contracts	Strike Price		Notional Value(e)		Value
M1EF Index	Put	Goldman Sachs International	09/19/2016	334	USD	280	USD	9,352,000	$90,221
M1EF Index	Put	UBS	12/19/2018	14	USD	300	USD	420,000	11,666
Total Over-The-Counter Index Options Purchased				348					$101,887

Open Exchange-Traded Index Options Purchased
Nikkei 225 Index	Call	UBS	06/08/2018	73	JPY	17,000	JPY	1,241,000,000	$1,166,189
Nikkei 225 Index	Call	UBS	06/08/2018	43	JPY	18,500	JPY	795,500,000	468,731
SPX Index	Call	Morgan Stanley Capital Services LLC	12/16/2016	3	USD	2,400	USD	720,000	735
SPX Index	Call	Morgan Stanley Capital Services LLC	12/16/2016	12	USD	5,200	USD	3,120,000	510
SPX Index	Call	UBS	12/16/2016	57	USD	2,600	USD	14,820,000	2,423
Subtotal — Exchange-Traded Index Call Options Purchased				188					$1,638,588
FTSE MIB Index	Put	Bank of America Merrill Lynch	12/16/2016	12	EUR	16,500	EUR	495,000	$30,642
FTSE MIB Index	Put	Goldman Sachs International	12/16/2016	120	EUR	15,500	EUR	4,650,000	218,132
Nikkei 225 Index	Put	UBS	03/10/2017	32	JPY	24,500	JPY	392,000,000	88,709
SMI Index	Put	Goldman Sachs International	06/16/2017	42	CHF	1,440	CHF	302,400	188,501
SMI Index	Put	Goldman Sachs International	06/16/2017	40	CHF	1,480	CHF	296,000	209,717
SMI Index	Put	Goldman Sachs International	06/16/2017	38	CHF	1,540	CHF	292,600	250,216
SMI Index	Put	UBS	06/16/2017	41	CHF	1,440	CHF	295,200	184,013
SMI Index	Put	UBS	06/16/2017	39	CHF	1,480	CHF	288,600	204,473
SMI Index	Put	UBS	06/16/2017	37	CHF	1,540	CHF	284,900	243,633
SX5E Index	Put	Goldman Sachs International	12/16/2016	174	EUR	2,600	EUR	4,524,000	195,254
SX5E Index	Put	Goldman Sachs International	12/16/2016	76	EUR	2,750	EUR	2,090,000	119,310
SX5E Index	Put	Morgan Stanley Capital Services LLC	09/16/2016	482	EUR	2,500	EUR	12,050,000	259,400
SX5E Index	Put	UBS	12/16/2016	12	EUR	2,800	EUR	336,000	21,009
SX7E Index	Put	Goldman Sachs International	12/16/2016	1,299	EUR	90	EUR	5,845,500	375,573
SX7E Index	Put	Goldman Sachs International	12/16/2016	500	EUR	100	EUR	2,500,000	240,461
SX7E Index	Put	Goldman Sachs International	12/16/2016	471	EUR	220	EUR	2,590,500	351,905
SX7E Index	Put	Morgan Stanley Capital Services LLC	12/16/2016	965	EUR	90	EUR	4,342,500	279,006
SX7E Index	Put	UBS	12/16/2016	158	EUR	90	EUR	711,000	45,682
SX7E Index	Put	UBS	12/16/2016	200	EUR	100	EUR	1,000,000	96,184
SX7E Index	Put	UBS	12/16/2016	171	EUR	110	EUR	940,500	127,762
Subtotal — Exchange-Traded Index Put Options Purchased				4,909					$3,729,582
Total Exchange-Traded Index Options Purchased				5,097					$5,368,170
Total Index Options Purchased — Equity Risk				5,445					$5,470,057

Abbreviations:

CHF	– Euro
EUR	– Euro
JPY	– Japanese Yen
USD	– U.S. Dollar

(e)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
EUR versus USD	Call	Goldman Sachs International	07/19/2016	USD	1.255	EUR	15,589,130	$9,339
EUR versus USD	Call	Goldman Sachs International	08/25/2020	USD	1.200	EUR	1,348,907	168,090
USD versus CAD	Call	Barclays Bank PLC	07/15/2020	CAD	1.245	USD	4,309,000	405,318
USD versus CAD	Call	Barclays Bank PLC	08/25/2020	CAD	1.310	USD	509,625	38,862
USD versus CAD	Call	Deutsche Bank Securities Inc.	07/15/2020	CAD	1.245	USD	4,309,000	405,318
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.309	USD	516,240	39,570
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.345	USD	1,506,703	102,107

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

5                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased — (continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.282	USD	648,000	$54,532
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.285	USD	1,167,551	97,242
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.306	USD	1,020,000	79,021
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.337	USD	1,996,030	138,925
USD versus CAD	Call	Goldman Sachs International	08/25/2020	CAD	1.417	USD	799,027	42,457
Subtotal — Over-The-Counter Foreign Currency Call Options Purchased								$1,580,781
EUR versus USD	Put	Barclays Bank PLC	01/13/2020	USD	1.270	EUR	338,440	$42,058
EUR versus USD	Put	Barclays Bank PLC	01/27/2020	USD	1.222	EUR	640,440	62,431
EUR versus USD	Put	Barclays Bank PLC	03/12/2020	USD	1.170	EUR	132,118	9,729
EUR versus USD	Put	Barclays Bank PLC	04/03/2020	USD	1.172	EUR	431,984	32,436
EUR versus USD	Put	Barclays Bank PLC	04/22/2020	USD	1.172	EUR	351.372	26,383
EUR versus USD	Put	Barclays Bank PLC	05/12/2020	USD	1.225	EUR	119,640	12,029
EUR versus USD	Put	Barclays Bank PLC	06/03/2020	USD	1.218	EUR	509,824	49,607
EUR versus USD	Put	Barclays Bank PLC	06/26/2020	USD	1.220	EUR	578,405	57,004
EUR versus USD	Put	Barclays Bank PLC	07/10/2020	USD	1.213	EUR	477,259	45,483
EUR versus USD	Put	Barclays Bank PLC	07/16/2020	USD	1.188	EUR	437,856	36,658
EUR versus USD	Put	Barclays Bank PLC	08/25/2020	USD	1.177	EUR	754,643	60,179
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	EUR	363,370	31,616
EUR versus USD	Put	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	EUR	353,889	36,658
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	EUR	358,640	33,630
EUR versus USD	Put	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	EUR	320,544	29,594
EUR versus USD	Put	Goldman Sachs International	12/12/2019	USD	1.350	EUR	2,792,791	495,454
EUR versus USD	Put	Goldman Sachs International	01/21/2020	USD	1.253	EUR	310,284	35,479
EUR versus USD	Put	Goldman Sachs International	02/06/2020	USD	1.234	EUR	238,027	24,729
EUR versus USD	Put	Goldman Sachs International	04/15/2020	USD	1.159	EUR	618,354	43,151
EUR versus USD	Put	Goldman Sachs International	07/29/2020	USD	1.204	EUR	200,000	18,271
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.171	EUR	565,767	43,683
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.181	EUR	840,208	68,266
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.182	EUR	940,625	76,833
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.192	EUR	1,446,909	124,584
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.199	EUR	949,393	84,774
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.203	EUR	1,678,227	153,364
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.210	EUR	422,926	39,950
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	11.504	GBP	385,823	3,833
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	11.560	GBP	321,453	3,800
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	11.813	GBP	188,495	4,601
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	11.858	GBP	150,000	4,107
GBP versus NOK	Put	Barclays Bank PLC	06/14/2016	NOK	12.052	GBP	311,141	13,376
GBP versus NOK	Put	Citigroup Global Markets Inc.	06/14/2016	NOK	11.643	GBP	301,747	4,580
GBP versus NOK	Put	Deutsche Bank Securities Inc.	06/14/2016	NOK	11.510	GBP	238,538	2,415
GBP versus NOK	Put	Deutsche Bank Securities Inc.	06/14/2016	NOK	11.866	GBP	410,550	11,484
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	11.205	GBP	4,400,000	16,420
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	12.033	GBP	880,651	36,322
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	12.188	GBP	320,682	17,993
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	12.216	GBP	296,670	17,485
GBP versus NOK	Put	Goldman Sachs International	06/14/2016	NOK	12.324	GBP	416,498	29,388
GBP versus NOK	Put	UBS	06/14/2016	NOK	11.221	GBP	777,255	3,061
GBP versus NOK	Put	UBS	06/14/2016	NOK	11.743	GBP	419,023	8,466
USD versus CAD	Put	Barclays Bank PLC	08/25/2020	CAD	1.353	USD	779,456	114,473
USD versus CAD	Put	Goldman Sachs International	01/23/2017	CAD	1.203	USD	1,167,551	20,004
USD versus CAD	Put	Goldman Sachs International	01/23/2017	CAD	1.337	USD	15,760,202	1,260,855

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

6                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Purchased — (continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
USD versus JPY	Put	Barclays Bank PLC	04/26/2017	JPY	109.000	USD	22,000,000	$1,381,803
USD versus JPY	Put	Deutsche Bank Securities Inc.	04/26/2017	JPY	109.000	USD	9,363,456	588,112
USD versus JPY	Put	Goldman Sachs International	04/26/2017	JPY	109.000	USD	5,912,136	371,337
USD versus KRW	Put	Goldman Sachs International	04/26/2017	KRW	1,155.000	USD	11,707,092	571,696
Subtotal — Over-The-Counter Foreign Currency Put Options Purchased								$6,259,644
Total Over-The-Counter Foreign Currency Options Purchased — Currency Risk								$7,840,425
Total Options Purchased (Cost $13,965,357)								$13,310,482

Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen

KRW	– South Korean Won
NOK	– Norwegian Krone
USD	– U.S. Dollar

Open Over-The-Counter Index Options Written
Description	Type of Contract	Counterparty	Expiration Date	Number of Contracts	Strike Price		Premiums Received	Notional Value(f)		Value	Unrealized Appreciation (Depreciation)
FTSE MIB Index	Put	Goldman Sachs International	05/20/2016	20	EUR	16,000	$(43,826)	EUR	800,000	$(659)	$43,167
FTSE MIB Index	Put	Morgan Stanley Capital Services LLC	07/15/2016	17	EUR	16,900	(30,942)	EUR	718,250	(20,452)	10,490
M1EF Index	Put	Goldman Sachs International	09/19/2016	167	USD	320	(497,994)	USD	5,344,000	(121,928)	376,066
M1EF Index	Put	UBS	12/19/2016	7	USD	340	(14,700)	USD	238,000	(12,270)	2,430
SX5E Index	Put	Goldman Sachs International	05/20/2016	29	EUR	2,680	(40,722)	EUR	777,200	(1,598)	39,124
SX5E Index	Put	Goldman Sachs International	07/15/2016	100	EUR	2,825	(92,687)	EUR	2,825,000	(89,081)	3,606
Total Over-The-Counter Index Options Written				340			$(720,871)			$(245,988)	$474,883

Open Exchange-Traded Index Options Written(g)
Nikkei 225 Index	Call	UBS	12/09/2016	70	JPY	17,750	$(269,214)	JPY	1,242,500,000	$(404,548)	$(135,334)
Subtotal — Exchange-Traded Index Call Options Written				70			$(269,214)			$(404,548)	$(135,334)
FTSE MIB Index	Put	Bank of America Merrill Lynch	05/20/2016	2	EUR	17,000	$(3,975)	EUR	85,000	$(298)	$3,677
FTSE MIB Index	Put	UBS	06/17/2016	22	EUR	17,500	(40,171)	EUR	962,500	(25,254)	14,917
Nikkei 225 Index	Put	UBS	03/10/2017	25	JPY	15,500	(325,022)	JPY	387,500,000	(223,183)	101,839
SX5E Index	Put	Goldman Sachs International	05/20/2016	17	EUR	2,850	(18,084)	EUR	484,500	(3,932)	14,152
SX5E Index	Put	Goldman Sachs International	06/17/2016	60	EUR	2,850	(39,842)	EUR	1,710,000	(37,993)	1,849
SX5E Index	Put	Morgan Stanley Capital Services LLC	05/20/2016	60	EUR	2,900	(26,304)	EUR	1,740,000	(20,680)	5,624
SX5E Index	Put	UBS	05/20/2016	3	EUR	2,850	(1,805)	EUR	85,500	(694)	1,111
SX5E Index	Put	UBS	06/17/2016	3	EUR	2,850	(2,725)	EUR	85,500	(1,900)	825
SX5E Index	Put	UBS	06/17/2016	46	EUR	2,900	(50,342)	EUR	1,334,000	(36,607)	13,735
SX7E Index	Put	Goldman Sachs International	12/16/2016	1,189	EUR	90	(420,298)	EUR	5,350,500	(343,769)	76,529
SX7E Index	Put	UBS	12/16/2016	358	EUR	90	(138,155)	EUR	1,611,000	(103,507)	34,648
Subtotal — Exchange-Traded Index Put Options Written				1,785			$(1,066,723)			$(797,817)	$268,906
Total Exchange-Traded Index Options Written				1,855			$(1,335,937)			$(1,202,365)	$133,572
Total Index Options Written — Equity Risk				2,195			$(2,056,808)			$(1,448,353)	$608,455
Currency Abbreviations:

EUR	– Euro
JPY	– Japanese Yen
USD	– U.S. Dollar

(f)	Notional Value is calculated by multiplying the Number of Contracts by the Strike Price by the multiplier.
(g)	Index options written collateralized by $1,744,852 cash held with Bank of America Merrill Lynch.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

7                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
CAD versus USD	Call	Bank of America Merrill Lynch	06/09/2016	CAD	1.319	$(44,182)	USD	1,727,879	$(2,560)	$41,622
CAD versus USD	Call	Citigroup Global Markets Inc.	07/08/2016	CAD	1.310	(30,641)	USD	1,826,580	(9,212)	21,429
CAD versus USD	Call	Deutsche Bank Securities Inc.	06/09/2016	CAD	1.337	(34,817)	USD	1,727,879	(1,374)	33,443
CAD versus USD	Call	Deutsche Bank Securities Inc.	07/08/2016	CAD	1.302	(38,084)	USD	1,826,580	(11,167)	26,917
CAD versus USD	Call	Goldman Sachs International	05/09/2016	CAD	1.302	(5,737)	USD	389,184	(82)	5,655
CAD versus USD	Call	Goldman Sachs International	05/09/2016	CAD	1.375	(24,384)	USD	869,200	(1)	24,383
CAD versus USD	Call	Goldman Sachs International	05/09/2016	CAD	1.389	(20,000)	USD	869,200	0	20,000
CAD versus USD	Call	Goldman Sachs International	05/09/2016	CAD	1.403	(16,263)	USD	869,200	0	16,263
CAD versus USD	Call	Goldman Sachs International	06/09/2016	CAD	1.302	(7,162)	USD	389,184	(1,070)	6,092
CAD versus USD	Call	Goldman Sachs International	06/09/2016	CAD	1.353	(26,367)	USD	1,727,879	(778)	25,589
CAD versus USD	Call	Goldman Sachs International	07/08/2016	CAD	1.288	(48,313)	USD	1,826,580	(15,716)	32,597
CAD versus USD	Call	UBS	05/09/2016	CAD	1.375	(24,490)	USD	869,200	(1)	24,489
CAD versus USD	Call	UBS	05/09/2016	CAD	1.389	(19,926)	USD	869,200	0	19,926
CAD versus USD	Call	UBS	05/09/2016	CAD	1.403	(15,993)	USD	869,200	0	15,993
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.236	(12,651)	GBP	385,823	(56)	12,595
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.300	(9,619)	GBP	321,453	(38)	9,581
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.590	(5,678)	GBP	188,495	(9)	5,669
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.643	(4,058)	GBP	150,000	(6)	4,052
NOK versus GBP	Call	Barclays Bank PLC	06/14/2016	NOK	13.866	(6,368)	GBP	311,141	(7)	6,361
NOK versus GBP	Call	Citigroup Global Markets Inc.	06/14/2016	NOK	13.396	(6,417)	GBP	301,747	(27)	6,390
NOK versus GBP	Call	Deutsche Bank Securities Inc.	06/14/2016	NOK	13.240	(7,862)	GBP	238,538	(35)	7,827
NOK versus GBP	Call	Deutsche Bank Securities Inc.	06/14/2016	NOK	13.653	(10,868)	GBP	410,550	(17)	10,851
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	12.895	(159,963)	GBP	4,400,000	(2,030)	157,933
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	13.844	(11,425)	GBP	880,651	(21)	11,404
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	14.023	(4,063)	GBP	320,682	(5)	4,058
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	14.055	(4,897)	GBP	296,670	(4)	4,893
NOK versus GBP	Call	Goldman Sachs International	06/14/2016	NOK	14.180	(7,727)	GBP	416,498	(4)	7,723
NOK versus GBP	Call	UBS	06/14/2016	NOK	12.910	(3,684)	GBP	777,255	(340)	3,344
NOK versus GBP	Call	UBS	06/14/2016	NOK	13.511	(6,145)	GBP	419,023	(26)	6,119
USD versus EUR	Call	Barclays Bank PLC	01/13/2020	USD	1.270	(33,953)	EUR	338,440	(25,786)	8,167
USD versus EUR	Call	Barclays Bank PLC	01/27/2020	USD	1.222	(66,630)	EUR	640,440	(62,071)	4,559
USD versus EUR	Call	Barclays Bank PLC	03/12/2020	USD	1.170	(13,404)	EUR	132,118	(16,716)	(3,312)
USD versus EUR	Call	Barclays Bank PLC	04/03/2020	USD	1.172	(44,779)	EUR	431,984	(55,244)	(10,465)
USD versus EUR	Call	Barclays Bank PLC	04/22/2020	USD	1.172	(36,888)	EUR	351,372	(44,935)	(8,047)
USD versus EUR	Call	Barclays Bank PLC	05/12/2020	USD	1.225	(12,182)	EUR	119,640	(12,437)	(255)
USD versus EUR	Call	Barclays Bank PLC	06/03/2020	USD	1.218	(52,930)	EUR	509,824	(55,546)	(2,616)
USD versus EUR	Call	Barclays Bank PLC	06/26/2020	USD	1.220	(57,422)	EUR	578,405	(63,604)	(6,182)
USD versus EUR	Call	Barclays Bank PLC	07/10/2020	USD	1.213	(48,839)	EUR	477,259	(54,598)	(5,759)
USD versus EUR	Call	Barclays Bank PLC	07/16/2020	USD	1.188	(42,457)	EUR	437,856	(55,748)	(13,291)
USD versus EUR	Call	Barclays Bank PLC	08/25/2020	USD	1.177	(79,273)	EUR	754,643	(102,834)	(23,561)
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.194	(36,552)	EUR	363,370	(46,381)	(9,829)
USD versus EUR	Call	Citigroup Global Markets Inc.	08/25/2020	USD	1.228	(36,638)	EUR	353,889	(39,281)	(2,643)
USD versus EUR	Call	Deutsche Bank Securities Inc.	07/01/2020	USD	1.210	(36,515)	EUR	358,640	(41,255)	(4,740)
USD versus EUR	Call	Deutsche Bank Securities Inc.	08/25/2020	USD	1.205	(32,515)	EUR	320,544	(39,070)	(6,555)
USD versus EUR	Call	Goldman Sachs International	12/12/2019	USD	1.350	(283,731)	EUR	2,792,791	(138,381)	145,350
USD versus EUR	Call	Goldman Sachs International	01/21/2020	USD	1.253	(30,213)	EUR	310,284	(25,849)	4,364
USD versus EUR	Call	Goldman Sachs International	02/06/2020	USD	1.234	(22,003)	EUR	238,027	(22,014)	(11)
USD versus EUR	Call	Goldman Sachs International	04/15/2020	USD	1.159	(63,717)	EUR	618,354	(83,668)	(19,951)
USD versus EUR	Call	Goldman Sachs International	07/29/2020	USD	1.204	(19,856)	EUR	200,000	(24,046)	(4,190)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.171	(58,509)	EUR	565,767	(78,932)	(20,423)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

8                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Foreign Currency Options Written — (continued)
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation (Depreciation)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.181	$(88,316)	EUR	840,208	$(112,926)	$(24,610)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.182	(99,575)	EUR	940,625	(125,924)	(26,349)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.192	(150,347)	EUR	1,446,909	(186,167)	(35,820)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.199	(107,205)	EUR	949,393	(118,781)	(11,576)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.203	(172,877)	EUR	1,678,227	(206,206)	(33,329)
USD versus EUR	Call	Goldman Sachs International	08/25/2020	USD	1.210	(42,970)	EUR	422,926	(50,620)	(7,650)
Subtotal — Over-The-Counter Foreign Currency Call Options Written						$(2,388,080)			$(1,933,606)	$454,474
EUR versus USD	Put	Bank of America Merrill Lynch	05/17/2016	USD	1.071	$(14,482)	EUR	1,606,012	$(12)	$14,470
EUR versus USD	Put	Bank of America Merrill Lynch	05/17/2016	USD	1.082	(18,643)	EUR	1,606,012	(37)	18,606
EUR versus USD	Put	Bank of America Merrill Lynch	05/17/2016	USD	1.093	(23,999)	EUR	1,606,012	(111)	23,888
EUR versus USD	Put	Bank of America Merrill Lynch	06/16/2016	USD	1.098	(15,652)	EUR	1,724,744	(3,644)	12,008
EUR versus USD	Put	Citigroup Global Markets Inc.	06/16/2016	USD	1.109	(20,984)	EUR	1,724,744	(5,751)	15,233
EUR versus USD	Put	Deutsche Bank Securities Inc.	06/16/2016	USD	1.087	(10,852)	EUR	1,724,744	(2,304)	8,548
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/15/2016	USD	1.099	(19,065)	EUR	1,628,062	(10,967)	8,098
EUR versus USD	Put	Deutsche Bank Securities Inc.	07/15/2016	USD	1.109	(24,648)	EUR	1,628,062	(13,859)	10,789
EUR versus USD	Put	Goldman Sachs International	05/20/2016	USD	1.071	(1,296)	EUR	148,343	(2)	1,294
EUR versus USD	Put	Goldman Sachs International	08/25/2020	USD	1.200	(151,201)	EUR	1,348,907	(121,071)	30,130
EUR versus USD	Put	Societe Generale	07/15/2016	USD	1.089	(15,134)	EUR	1,628,062	(8,554)	6,580
USD versus CAD	Put	Barclays Bank PLC	07/15/2020	CAD	1.245	(361,346)	USD	4,309,000	(393,205)	(31,859)
USD versus CAD	Put	Barclays Bank PLC	08/25/2020	CAD	1.310	(43,063)	USD	509,625	(63,286)	(20,223)
USD versus CAD	Put	Deutsche Bank Securities Inc.	07/15/2020	CAD	1.245	(369,791)	USD	4,309,000	(393,205)	(23,414)
USD versus CAD	Put	Deutsche Bank Securities Inc.	08/25/2020	CAD	1.416	(73,651)	USD	779,456	(142,542)	(68,891)
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.282	(55,009)	USD	648,000	(71,286)	(16,277)
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.285	(109,507)	USD	1,167,551	(130,133)	(20,626)
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.306	(88,001)	USD	1,020,000	(124,285)	(36,284)
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.309	(42,664)	USD	516,240	(63,713)	(21,049)
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.337	(162,816)	USD	1,996,030	(275,560)	(112,744)
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.345	(125,917)	USD	1,506,703	(214,315)	(88,398)
USD versus CAD	Put	Goldman Sachs International	08/25/2020	CAD	1.417	(77,653)	USD	799,027	(146,358)	(68,705)
USD versus JPY	Put	Citigroup Global Markets Inc.	04/26/2017	JPY	109.000	(106,000)	USD	2,500,000	(157,023)	(51,023)
USD versus KRW	Put	Barclays Bank PLC	04/26/2017	KRW	1,155.000	(849,420)	USD	18,000,000	(879,005)	(29,585)
USD versus KRW	Put	Citigroup Global Markets Inc.	04/26/2017	KRW	1,155.010	(14,000)	USD	280,000	(13,673)	327
USD versus KRW	Put	Deutsche Bank Securities Inc.	04/26/2017	KRW	1,155.020	(957,893)	USD	21,006,434	(1,025,820)	(67,927)
Subtotal — Over-The-Counter Foreign Currency Put Options Written						$(3,752,687)			$(4,259,721)	$(507,034)
Total Foreign Currency Options Written — Currency Risk						$(6,140,767)			$(6,193,327)	$(52,560)

Currency Abbreviations:

CAD	– Canadian Dollar
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen
NOK	– Norwegian Krone
KRW	– South Korean Won
USD	– U.S. Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

9                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation (Depreciation)
5 Year Interest Rate Swap	Put	Barclays Bank PLC	1.87%	Pay	6 Month GBP LIBOR	03/18/2021	$(56,565)	GBP 1,107,292	$(60,903)	$(4,338)
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	1.91	Pay	6 Month GBP LIBOR	03/10/2021	(1,553,781)	GBP 31,222,964	(1,669,153)	(115,372)
5 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	2.06	Pay	6 Month GBP LIBOR	04/26/2021	(41,811)	GBP 827,109	(40,940)	871
Total Swaptions Written — Interest Rate Risk							$(1,652,157)		$(1,770,996)	$(118,839)
Total — Options Written							$(9,849,732)		$(9,412,676)	$437,056

Abbreviations:

GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate

Options Written Transactions
	Call Options
	Number of Contracts*	Notional Value		Notional Value		Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	149	EUR	9,996,163	GBP	6,707,747	HKD	105,700,000	JPY	—	USD	16,950,500	$1,941,208
Written	106	EUR	7,175,772	GBP	3,110,779	HKD	32,380,000	JPY	1,242,500,000	USD	34,510,176	1,721,498
Closed	(143)	EUR	—	GBP	—	HKD	(98,650,000)		—	USD	(18,051,469)	(763,036)
Exercised	—		—		—		—		—		—	—
Expired	(42)		—		—	HKD	(39,430,000)		—	USD	(16,752,262)	(242,377)
End of period	70	EUR	17,171,935	GBP	9,818,526	HKD	—	JPY	1,242,500,000	USD	16,656,945	$2,657,293

	Put Options
	Number of Contracts*	Notional Value		Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	1,210	EUR	49,756,823	GBP	22,879,187	JPY	2,751,000,000	USD	33,515,000	$6,521,659
Written	4,545	EUR	91,165,482	GBP	40,299,307	JPY	1,718,250,000	USD	124,368,678	11,451,810
Closed	(3,034)	EUR	(70,418,770)	GBP	(30,021,129)	JPY	(3,322,750,000)	USD	(92,954,612)	(9,742,397)
Exercised	—		—		—		—		—	—
Expired	(596)	EUR	(35,560,881)		—	JPY	(759,000,000)	USD	—	(1,038,633)
End of period	2,125	EUR	34,942,654	GBP	33,157,365	JPY	387,500,000	USD	64,929,066	$7,192,439

*	Does not include swaptions written and foreign currency options written.

Open Futures Contracts(h)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
CAA Index	Long	811	June-2016	$4,889,266	$330,310
DAX Index	Long	27	June-2016	7,795,171	69,874
E-Mini Consumer Staples Sector	Long	221	June-2016	11,569,350	23,977
FTSE 100 Index	Long	2	June-2016	181,533	3,444
E-Mini S&P 500 Index	Long	9	June-2016	926,595	29,773
Swiss Market Index	Long	104	June-2016	8,569,808	(112,933)
Nikkei 225	Short	25	June-2016	(1,897,054)	(220,742)
Mini MSCI Emerging Markets Asia Index	Short	18	June-2016	(754,560)	(45,396)
E-Mini Consumer Discretionary Sector	Short	145	June-2016	(11,537,650)	(342,030)
MSCI AC Asia Index	Short	372	June-2016	(12,648,149)	(459,320)
Russell 2000 Index Mini	Short	105	June-2016	(11,851,350)	(609,636)
STOXX Europe 600 Index	Short	784	June-2016	(15,172,454)	(119,561)
Total Futures Contracts — Equity Risk					$(1,452,240)

(h)	Futures contracts collateralized by $2,701,648 cash held with Bank of America Merrill Lynch, the futures commission merchant.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

10                         Invesco  Global Targeted Returns Fund

Open Centrally Cleared Credit Default Swap Agreements(i)(j)
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Implied Credit Spread(h)	Expiration Date		Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/ICE	Markit iTraxx Europe Index	Sell	1.00%	0.73%	June-2021	EUR	8,423,000	$133,694	$(5,277)
Credit Suisse Securities (USA) LLC/ICE	Markit iTraxx Europe Index	Sell	1.00	1.08	June-2026	EUR	50,917,000	(558,149)	116,925
Credit Suisse Securities (USA) LLC/ICE	Markit iTraxx Europe Index	Buy	(1.00)	0.73	June-2021	EUR	50,917,000	(701,666)	(66,141)
Credit Suisse Securities (USA) LLC/CME	Markit CDX NA HY Index	Buy	(5.00)	4.35	June-2021	USD	3,717,000	(102,589)	(6,133)
Total — Credit Default Swap Agreements — Credit Risk								$(1,228,710)	$39,374

Abbreviations:

CME	– Chicago Mercantile Exchange
EUR	– Euro

ICE	– Intercontinental Exchange
USD	– U.S. Dollar

(i)	Implied credit spreads represent the current level as of April 30, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit spread markets generally.

Open Centrally Cleared Interest Rate Swap Agreements(j)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month AUD LIBOR	3.005%	February-2026	AUD	5,358,000	$(8,538)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.180	November-2020	EUR	1,414,000	(9,479)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.240	November-2020	EUR	27,032,000	(262,372)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.300	December-2020	EUR	1,936,000	(24,485)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.301	December-2020	EUR	1,937,000	(24,645)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.346	December-2020	EUR	3,787,000	(56,579)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.208	January-2021	EUR	2,352,000	(18,018)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	0.026	March-2021	EUR	1,187,000	6,066
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.298	February-2030	EUR	4,215,000	37,483
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.819	July-2049	EUR	270,000	(29,688)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.825	July-2049	EUR	3,971,379	(441,289)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.880	July-2049	EUR	5,895,621	(743,732)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	2.014	July-2049	EUR	547,000	(89,369)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.800	September-2049	EUR	446,000	(46,123)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.702	October-2049	EUR	505,000	(37,756)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.738	October-2049	EUR	506,000	(43,018)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.740	October-2049	EUR	401,000	(34,518)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.685	November-2049	EUR	707,000	(49,636)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.834	November-2049	EUR	884,000	(97,550)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.812	December-2049	EUR	1,821,000	(189,346)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.825	December-2049	EUR	2,098,000	(225,716)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.680	January-2050	EUR	1,176,000	(79,238)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.733	January-2050	EUR	1,050,000	(85,901)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.246	March-2050	EUR	394,000	21,887
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EUR LIBOR	1.288	March-2050	EUR	1,187,000	50,865
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.463	May-2025	GBP	8,364,000	(336,826)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.680	June-2025	GBP	350,000	(19,439)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.807	June-2025	GBP	772,000	(49,462)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.550	July-2025	GBP	280,000	(12,381)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.710	July-2025	GBP	427,000	(23,997)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.761	July-2025	GBP	643,000	(38,667)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.795	July-2025	GBP	477,000	(30,028)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.300	September-2025	GBP	622,000	(15,197)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.358	September-2025	GBP	821,000	(23,590)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.283	October-2025	GBP	136,000	(3,039)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

11                         Invesco  Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(j) — (continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.293%	October-2025	GBP	639,000	$(14,957)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.264	November-2025	GBP	630,000	(12,819)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.411	November-2025	GBP	718,000	(22,213)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.392	December-2025	GBP	1,723,000	(48,676)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.205	January-2026	GBP	838,000	(12,769)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.319	January-2026	GBP	641,000	(14,810)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.859	March-2026	GBP	1,149,000	10,300
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.870	March-2026	GBP	487,208	4,155
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.875	March-2026	GBP	583,000	4,773
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.910	March-2026	GBP	13,738,104	76,651
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.063	April-2026	GBP	363,928	(1,238)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.972	December-2045	GBP	737,000	(47,108)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.985	December-2045	GBP	867,100	(59,566)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.031	December-2045	GBP	1,388,000	(118,084)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.042	December-2045	GBP	1,399,000	(124,505)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.045	December-2045	GBP	1,090,000	(98,641)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.098	December-2045	GBP	447,000	(48,999)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.100	December-2045	GBP	443,000	(48,958)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.113	December-2045	GBP	553,000	(63,637)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.116	December-2045	GBP	557,000	(64,689)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	2.050	January-2046	GBP	301,000	(28,080)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.636	March-2046	GBP	402,000	19,403
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.643	March-2046	GBP	243,000	11,166
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.674	March-2046	GBP	6,636,764	115,566
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.681	March-2046	GBP	3,757,908	61,170
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.704	March-2046	GBP	2,754,328	35,347
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.850	April-2046	GBP	172,000	(4,529)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month GBP LIBOR	1.898	April-2046	GBP	132,000	(2,266)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.624	May-2038	JPY	200,400,000	(7,803)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.630	May-2038	JPY	124,875,000	(11,424)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.637	May-2038	JPY	549,750,000	(33,666)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.640	May-2038	JPY	158,400,000	(10,687)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.659	May-2038	JPY	156,900,000	(16,011)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	0.390	April-2021	SEK	201,479,138	(22,249)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month SEK LIBOR	0.385	May-2021	SEK	170,366,862	(8,416)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.286	March-2021	USD	33,359,000	(53,847)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.328	April-2021	USD	1,033,000	(3,269)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.657	December-2045	USD	629,000	(62,942)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.670	December-2045	USD	5,312,000	(544,241)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.125	March-2046	USD	260,000	6,312
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.182	March-2046	USD	195,000	2,139
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.302	April-2046	USD	173,000	(2,943)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.666	September-2025	AUD	9,609,000	224,486
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.683	September-2025	AUD	8,185,000	195,338
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.445	October-2025	AUD	690,000	11,063
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.474	October-2025	AUD	644,000	11,100
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.59	November-2025	AUD	4,937,000	100,104
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.612	November-2025	AUD	4,936,000	103,464
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.618	November-2025	AUD	1,288,000	27,258
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.498	December-2025	AUD	4,045,000	68,904
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.525	December-2025	AUD	6,621,000	119,221

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

12                         Invesco  Global Targeted Returns Fund

Open Centrally Cleared Interest Rate Swap Agreements(j) — (continued)
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.196%	January-2026	AUD	3,571,000	$27,825
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.285	January-2026	AUD	4,291,000	44,734
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month AUD LIBOR	3.033	March-2026	AUD	1,529,000	3,442
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	0.072	April-2021	EUR	21,976,472	(14,179)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	0.042	May-2021	EUR	15,623,528	(38,372)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.805	July-2029	EUR	700,000	38,117
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.831	July-2029	EUR	9,928,446	573,411
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.881	July-2029	EUR	14,738,554	925,929
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.998	July-2029	EUR	1,368,000	102,867
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.770	September-2029	EUR	1,114,000	53,826
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.622	October-2029	EUR	1,262,000	38,515
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.693	October-2029	EUR	1,264,000	48,925
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.721	October-2029	EUR	1,002,000	42,653
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.632	November-2029	EUR	1,768,000	54,055
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.760	November-2029	EUR	2,211,000	97,674
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.792	December-2029	EUR	4,531,000	207,910
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.808	December-2029	EUR	5,244,000	252,013
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.653	January-2030	EUR	2,939,000	89,076
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.693	January-2030	EUR	2,626,000	90,511
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.240	March-2030	EUR	984,000	(16,585)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.265	March-2030	EUR	2,967,000	(39,362)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month EUR LIBOR	1.308	February-2050	EUR	1,686,000	(61,143)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.297	May-2028	JPY	243,360,000	2,658
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.303	May-2028	JPY	391,950,000	(495)
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.310	May-2028	JPY	312,150,000	1,814
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.325	May-2028	JPY	1,085,400,000	21,598
Credit Suisse Securities (USA) LLC/CME	Pay	6 Month JPY LIBOR	0.340	May-2028	JPY	309,750,000	10,481
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.260	July-2025	SEK	31,892,000	42,987
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.290	July-2025	SEK	45,000,000	69,709
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.305	July-2025	SEK	18,514,281	29,760
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.395	July-2025	SEK	16,680,000	35,181
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.476	July-2025	SEK	44,677,000	114,224
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.578	July-2025	SEK	44,676,719	139,495
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.236	September-2025	SEK	7,042,000	7,069
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.205	October-2025	SEK	8,526,000	6,189
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.265	October-2025	SEK	8,198,000	8,909
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.275	October-2025	SEK	10,606,000	12,654
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.373	November-2025	SEK	13,133,000	20,301
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.470	November-2025	SEK	14,717,000	30,798
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.534	December-2025	SEK	36,231,000	85,220
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.313	January-2026	SEK	21,817,000	22,568
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.655	January-2026	SEK	34,380,000	101,556
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month SEK LIBOR	2.060	March-2026	SEK	11,083,000	(5,670)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.446	March-2046	USD	9,708,571	(116,607)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.453	March-2046	USD	4,233,688	(48,220)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.474	March-2046	USD	4,590,741	(42,419)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.625	April-2046	USD	574,000	3,327
Subtotal — Centrally Cleared Interest Rate Swap Agreements							$(364,514)

Abbreviations:

AUD	– Australian Dollar
CME	– Chicago Mercantile Exchange
EUR	– Euro

GBP	– British Pound Sterling
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate

SEK	– Swedish Krona
USD	– U.S. Dollar

(j)	Centrally cleared swap agreements collateralized by $4,612,048 cash held with Credit Suisse.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

13                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Inflation Swap Agreements(k)
Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	3.178%	May-2025	GBP	319,719	$21,885
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	3.130	July-2025	GBP	550,000	28,072
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	3.190	July-2025	GBP	854,000	52,506
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	3.248	July-2025	GBP	954,000	68,280
Citigroup Global Markets Inc.	Receive	United Kingdom RPI	2.949	September-2025	GBP	1,245,000	24,340
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.932	January-2025	GBP	1,155,175	49,699
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.900	April-2025	GBP	1,817,000	45,919
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.965	April-2025	GBP	1,954,000	71,056
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	3.000	April-2025	GBP	1,105,000	46,806
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.926	October-2025	GBP	1,278,000	22,143
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	3.044	November-2025	GBP	1,261,000	35,551
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	3.020	January-2026	GBP	1,283,000	25,986
Deutsche Bank Securities Inc.	Receive	United Kingdom RPI	2.997	March-2026	GBP	1,166,000	11,127
Goldman Sachs International	Receive	United Kingdom RPI	3.060	December-2025	GBP	3,450,000	95,610
Goldman Sachs International	Receive	United Kingdom RPI	2.964	March-2026	GBP	2,298,000	9,049
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.923	February-2025	GBP	11,857,170	450,518
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.865	March-2025	GBP	814,000	16,344
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	3.250	July-2025	GBP	1,286,000	92,560
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	3.010	September-2025	GBP	1,642,000	49,204
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.943	October-2025	GBP	272,000	5,469
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	3.095	November-2025	GBP	1,393,000	51,439
Morgan Stanley Capital Services LLC	Receive	United Kingdom RPI	2.920	January-2026	GBP	1,676,000	5,624
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	2.988	May-2020	GBP	319,719	(12,541)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	2.880	July-2020	GBP	550,000	(12,521)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	2.955	July-2020	GBP	854,000	(24,553)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	3.065	July-2020	GBP	954,000	(35,836)
Citigroup Global Markets Inc.	Pay	United Kingdom RPI	2.658	September-2020	GBP	1,245,000	(6,588)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.720	January-2020	GBP	1,155,175	(37,318)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.675	April-2020	GBP	1,817,000	(33,567)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.740	April-2020	GBP	1,954,000	(46,134)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.778	April-2020	GBP	1,105,000	(29,369)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.612	October-2020	GBP	1,278,000	(4,537)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.737	November-2020	GBP	1,261,000	(6,369)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.745	January-2021	GBP	1,283,000	(3,499)
Deutsche Bank Securities Inc.	Pay	United Kingdom RPI	2.752	March-2021	GBP	1,166,000	3,027
Goldman Sachs International	Pay	United Kingdom RPI	2.786	December-2020	GBP	3,450,000	(21,649)
Goldman Sachs International	Pay	United Kingdom RPI	2.708	March-2021	GBP	2,298,000	13,983
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.690	February-2020	GBP	11,857,170	(320,203)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.650	March-2020	GBP	814,000	(13,771)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	3.015	July-2020	GBP	1,286,000	(43,145)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.720	September-2020	GBP	1,642,000	(16,766)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.605	October-2020	GBP	272,000	(815)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.790	November-2020	GBP	1,393,000	(12,862)
Morgan Stanley Capital Services LLC	Pay	United Kingdom RPI	2.628	January-2021	GBP	1,676,000	10,814
Subtotal — Over-The-Counter Inflation Swap Agreements							$624,968
Total Interest Rate and Inflation Swap Agreements — Interest Rate Risk							$260,454

Abbreviations:

GBP	– British Pound Sterling
RPI	– Retail Price Index

(k)	Inflation swap agreements collateralized by $470,000 cash held with Deutsche Bank Securities Inc., Goldman Sachs International, and Morgan Stanley Capital Services, LLC.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

14                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	37.00%	December-2016	HKD	133,500	$78,951
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	41.05	December-2016	HKD	72,277	78,285
Goldman Sachs International	Hang Seng China Enterprise Index	Pay	45.00	December-2016	HKD	146,000	228,831
HSBC New York	Hang Seng China Enterprise Index	Pay	42.75	December-2016	HKD	54,382	65,339
HSBC New York	Hang Seng China Enterprise Index	Pay	43.00	December-2016	HKD	109,500	134,308
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	38.10	December-2016	HKD	58,713	44,165
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Pay	39.25	December-2016	HKD	96,948	86,662
Societe Generale	Hang Seng China Enterprise Index	Pay	35.50	December-2016	HKD	92,000	56,601
Societe Generale	Hang Seng China Enterprise Index	Pay	35.60	December-2016	HKD	133,500	57,551
Societe Generale	Hang Seng China Enterprise Index	Pay	36.30	December-2016	HKD	138,905	82,131
Societe Generale	Hang Seng China Enterprise Index	Pay	37.20	December-2016	HKD	64,050	41,844
Societe Generale	Hang Seng China Enterprise Index	Pay	39.25	December-2016	HKD	39,942	35,704
Societe Generale	Hang Seng China Enterprise Index	Pay	40.00	December-2016	HKD	64,613	62,983
Societe Generale	Hang Seng China Enterprise Index	Pay	41.40	December-2016	HKD	54,000	66,019
Goldman Sachs International	Hang Seng Index	Pay	33.00	December-2016	HKD	146,000	141,309
Morgan Stanley Capital Services LLC	Hang Seng Index	Pay	30.60	December-2016	HKD	42,700	27,555
Societe Generale	Hang Seng Index	Pay	28.50	December-2016	HKD	83,000	42,257
Societe Generale	Hang Seng Index	Pay	32.50	December-2016	HKD	64,000	58,959
BNP Paribas S.A.	S&P 500 Index	Pay	19.95	December-2016	USD	7,466	2,980
Goldman Sachs International	S&P 500 Index	Pay	19.90	December-2016	USD	13,845	19,833
Goldman Sachs International	S&P 500 Index	Pay	20.10	December-2016	USD	43,000	70,414
Goldman Sachs International	S&P 500 Index	Pay	21.05	December-2016	USD	5,274	9,348
Goldman Sachs International	S&P 500 Index	Pay	21.80	December-2016	USD	3,737	9,880
Goldman Sachs International	S&P 500 Index	Pay	21.90	December-2016	USD	9,173	25,477
HSBC New York	S&P 500 Index	Pay	18.75	December-2016	USD	28,000	(9,329)
HSBC New York	S&P 500 Index	Pay	20.15	December-2016	USD	15,400	23,242
HSBC New York	S&P 500 Index	Pay	20.25	December-2016	USD	27,630	46,201
HSBC New York	S&P 500 Index	Pay	21.50	December-2016	USD	3,956	8,621
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.38	December-2016	USD	9,946	(9,174)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.41	December-2016	USD	3,729	(3,323)
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	19.67	December-2016	USD	2,799	346
J.P. Morgan Chase Bank, N.A.	S&P 500 Index	Pay	21.15	December-2016	USD	6,017	11,908
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	21.15	December-2016	USD	4,856	10,551
Morgan Stanley Capital Services LLC	S&P 500 Index	Pay	24.58	December-2016	USD	17,827	51,982
Societe Generale	S&P 500 Index	Pay	18.40	December-2016	USD	11,528	(19,863)
Societe Generale	S&P 500 Index	Pay	19.85	December-2016	USD	8,910	8,354
Societe Generale	S&P 500 Index	Pay	20.25	December-2016	USD	13,733	12,306
Societe Generale	S&P 500 Index	Pay	20.30	December-2016	USD	7,599	8,534
Societe Generale	S&P 500 Index	Pay	20.60	December-2016	USD	13,052	22,885
Societe Generale	S&P 500 Index	Pay	21.00	December-2016	USD	33,104	64,934
Societe Generale	S&P 500 Index	Pay	21.10	December-2016	USD	9,864	19,043
Societe Generale	S&P 500 Index	Pay	21.60	December-2016	USD	5,242	13,183
Societe Generale	S&P 500 Index	Pay	21.80	December-2016	USD	28,853	87,700
Societe Generale	S&P 500 Index	Pay	22.30	December-2016	USD	17,168	48,826
Societe Generale	S&P 500 Index	Pay	23.60	December-2016	USD	13,459	58,168
Societe Generale	S&P 500 Index	Pay	24.30	December-2016	USD	11,543	55,881
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	28.85	December-2016	HKD	38,135	16,685
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	29.65	December-2016	HKD	64,185	20,812
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.05	December-2016	HKD	9,837	897
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	167,000	11,115

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

15                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements — (continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.45%	December-2016	HKD	87,000	$18,636
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.70	December-2016	HKD	29,869	5,390
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.97	December-2016	HKD	65,100	9,395
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	30.98	December-2016	HKD	72,579	10,377
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.70	December-2016	HKD	21,615	1,042
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	31.80	December-2016	HKD	10,533	(1,078)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	32.40	December-2016	HKD	28,607	(1,198)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	34.93	December-2017	HKD	15,094	717
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.59	December-2017	HKD	100,975	(3,703)
Goldman Sachs International	Hang Seng China Enterprise Index	Receive	35.90	December-2017	HKD	27,237	(2,061)
HSBC New York	Hang Seng China Enterprise Index	Receive	28.33	December-2016	HKD	89,000	25,275
HSBC New York	Hang Seng China Enterprise Index	Receive	29.00	December-2016	HKD	38,135	15,865
HSBC New York	Hang Seng China Enterprise Index	Receive	30.25	December-2016	HKD	134,000	9,276
HSBC New York	Hang Seng China Enterprise Index	Receive	30.40	December-2016	HKD	59,722	3,197
HSBC New York	Hang Seng China Enterprise Index	Receive	30.50	December-2016	HKD	44,512	9,233
HSBC New York	Hang Seng China Enterprise Index	Receive	42.60	December-2017	HKD	54,382	(46,225)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	32.80	December-2016	HKD	24,923	(1,729)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	33.06	December-2016	HKD	21,708	(4,122)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	33.75	December-2016	HKD	31,835	(10,019)
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	34.19	December-2017	HKD	11,861	1,706
J.P. Morgan Chase Bank, N.A.	Hang Seng China Enterprise Index	Receive	35.24	December-2017	HKD	15,305	119
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	31.80	December-2016	HKD	42,010	(5,711)
Morgan Stanley Capital Services LLC	Hang Seng China Enterprise Index	Receive	34.80	December-2017	HKD	52,850	3,396
Societe Generale	Hang Seng China Enterprise Index	Receive	28.50	December-2016	HKD	10,000	2,628
Societe Generale	Hang Seng China Enterprise Index	Receive	29.15	December-2016	HKD	31,784	12,544
Societe Generale	Hang Seng China Enterprise Index	Receive	29.30	December-2016	HKD	76,488	23,368
Societe Generale	Hang Seng China Enterprise Index	Receive	29.50	December-2016	HKD	51,489	17,776
Societe Generale	Hang Seng China Enterprise Index	Receive	30.20	December-2016	HKD	28,139	160
Societe Generale	Hang Seng China Enterprise Index	Receive	31.00	December-2016	HKD	76,855	10,408
Societe Generale	Hang Seng China Enterprise Index	Receive	31.30	December-2016	HKD	12,834	1,192
Societe Generale	Hang Seng China Enterprise Index	Receive	31.45	December-2016	HKD	44,521	3,600
Societe Generale	Hang Seng China Enterprise Index	Receive	31.65	December-2016	HKD	27,802	(1,041)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.15	December-2016	HKD	15,178	(2,521)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.35	December-2016	HKD	12,937	(1,844)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.50	December-2016	HKD	158,353	(46,036)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.60	December-2016	HKD	19,573	(4,991)
Societe Generale	Hang Seng China Enterprise Index	Receive	32.85	December-2016	HKD	23,920	(4,189)
Societe Generale	Hang Seng China Enterprise Index	Receive	33.10	December-2016	HKD	76,725	(9,978)
Societe Generale	Hang Seng China Enterprise Index	Receive	34.30	December-2016	HKD	54,745	(22,927)
Societe Generale	Hang Seng China Enterprise Index	Receive	34.75	December-2016	HKD	43,478	(14,391)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.10	December-2017	HKD	12,873	330
Societe Generale	Hang Seng China Enterprise Index	Receive	35.20	December-2016	HKD	14,728	(5,633)
Societe Generale	Hang Seng China Enterprise Index	Receive	35.35	December-2017	HKD	33,179	(207)
Societe Generale	Hang Seng China Enterprise Index	Receive	36.75	December-2017	HKD	49,130	(8,889)
Societe Generale	Hang Seng China Enterprise Index	Receive	37.50	December-2016	HKD	96,876	(70,523)
Societe Generale	Hang Seng China Enterprise Index	Receive	39.80	December-2017	HKD	45,162	(24,416)
BNP Paribas S.A.	Hang Seng Index	Receive	27.30	December-2016	HKD	28,944	(8,005)
Goldman Sachs International	Hang Seng Index	Receive	22.85	December-2016	HKD	20,000	4,293
Goldman Sachs International	Hang Seng Index	Receive	24.35	December-2016	HKD	167,000	2,916
Goldman Sachs International	Hang Seng Index	Receive	25.20	December-2016	HKD	34,138	(2,970)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

16                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Variance Swap Agreements — (continued)
Counterparty	Reference Entity	Pay/Receive Variance	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Goldman Sachs International	Hang Seng Index	Receive	25.65%	December-2016	HKD	75,120	$(4,039)
Goldman Sachs International	Hang Seng Index	Receive	25.90	December-2016	HKD	17,410	(3,490)
Goldman Sachs International	Hang Seng Index	Receive	26.00	December-2016	HKD	7,022	(1,428)
HSBC New York	Hang Seng Index	Receive	22.33	December-2016	HKD	84,000	23,947
HSBC New York	Hang Seng Index	Receive	24.00	December-2016	HKD	133,139	8,352
HSBC New York	Hang Seng Index	Receive	24.15	December-2016	HKD	59,722	3,959
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	25.70	December-2016	HKD	35,605	(460)
J.P. Morgan Chase Bank, N.A.	Hang Seng Index	Receive	27.40	December-2016	HKD	50,936	(16,939)
Morgan Stanley Capital Services LLC	Hang Seng Index	Receive	25.95	December-2016	HKD	47,239	(9,635)
Societe Generale	Hang Seng Index	Receive	24.00	December-2016	HKD	34,535	4,452
Societe Generale	Hang Seng Index	Receive	25.10	December-2016	HKD	32,512	1,406
Societe Generale	Hang Seng Index	Receive	26.20	December-2016	HKD	25,485	(4,869)
Societe Generale	Hang Seng Index	Receive	26.30	December-2016	HKD	17,250	(3,337)
Societe Generale	Hang Seng Index	Receive	26.55	December-2016	HKD	31,057	(6,156)
Societe Generale	Hang Seng Index	Receive	26.60	December-2016	HKD	20,981	(6,174)
Societe Generale	Hang Seng Index	Receive	26.80	December-2016	HKD	81,316	(28,641)
Societe Generale	Hang Seng Index	Receive	28.50	December-2016	HKD	75,801	(37,194)
Societe Generale	Hang Seng Index	Receive	29.00	December-2016	HKD	13,150	(5,856)
Societe Generale	Hang Seng Index	Receive	30.75	December-2016	HKD	99,588	(76,341)
Societe Generale	Hang Seng Index	Receive	32.20	December-2016	HKD	70,629	(61,916)
BNP Paribas S.A.	KOSPI 200 Index	Receive	19.70	December-2016	KRW	4,307,475	(6,115)
Goldman Sachs International	KOSPI 200 Index	Receive	20.80	December-2016	KRW	3,289,007	(9,709)
Goldman Sachs International	KOSPI 200 Index	Receive	21.50	December-2016	KRW	3,102,391	(10,739)
Goldman Sachs International	KOSPI 200 Index	Receive	29.00	December-2016	KRW	44,475,000	(374,706)
HSBC New York	KOSPI 200 Index	Receive	21.50	December-2016	KRW	7,995,332	(26,001)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	18.65	December-2016	KRW	3,513,486	(243)
J.P. Morgan Chase Bank, N.A.	KOSPI 200 Index	Receive	20.50	December-2016	KRW	4,331,165	(10,338)
Morgan Stanley Capital Services LLC	KOSPI 200 Index	Receive	22.20	December-2016	KRW	4,902,168	(19,613)
Societe Generale	KOSPI 200 Index	Receive	17.90	December-2016	KRW	6,852,527	2,897
Societe Generale	KOSPI 200 Index	Receive	19.60	December-2016	KRW	2,348,739	(3,516)
Societe Generale	KOSPI 200 Index	Receive	20.00	December-2016	KRW	4,348,553	(8,477)
Societe Generale	KOSPI 200 Index	Receive	20.90	December-2016	KRW	10,855,490	(31,025)
Societe Generale	KOSPI 200 Index	Receive	21.10	December-2016	KRW	1,827,696	(5,795)
Societe Generale	KOSPI 200 Index	Receive	22.70	December-2016	KRW	4,285,384	(19,754)
Societe Generale	KOSPI 200 Index	Receive	22.95	December-2016	KRW	3,507,377	(15,117)
Societe Generale	KOSPI 200 Index	Receive	23.50	December-2016	KRW	3,452,006	(16,510)
Societe Generale	KOSPI 200 Index	Receive	24.30	December-2016	KRW	7,390,037	(39,148)
Societe Generale	KOSPI 200 Index	Receive	24.75	December-2016	KRW	15,304,350	(92,083)
Societe Generale	KOSPI 200 Index	Receive	26.85	December-2017	KRW	21,545,172	(100,370)
Morgan Stanley Capital Services LLC	S&P 500 Index	Receive	24.30	December-2016	USD	17,827	(85,155)
Morgan Stanley Capital Services LLC	S&P 500 Index	Receive	24.50	December-2016	USD	4,128	(19,562)
Societe Generale	S&P 500 Index	Receive	24.00	December-2016	USD	4,128	(17,890)
Societe Generale	S&P 500 Index	Receive	25.30	December-2016	USD	3,500	(20,653)
Total — Variance Swap Agreements — Equity Risk							$822,322

Currency Abbreviations:

HKD	– Hong Kong Dollar
KRW	– South Korean Won
USD	– United States Dollar

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

17                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Barclays Bank PLC	AUD/JPY	Pay	13.75%	April-2017	AUD	2,850	$(7,184)
Barclays Bank PLC	AUD/JPY	Pay	13.85	April-2017	AUD	7,050	(17,243)
Barclays Bank PLC	AUD/JPY	Pay	14.20	April-2017	AUD	19,000	(31,322)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.90	March-2017	AUD	33,728	(37,519)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	15.275	March-2017	AUD	15,000	(13,229)
Deutsche Bank Securities Inc.	AUD/JPY	Pay	14.15	April-2017	AUD	17,500	(37,039)
Goldman Sachs International	AUD/JPY	Pay	15.275	March-2017	AUD	6,400	(5,645)
Goldman Sachs International	AUD/JPY	Pay	15.40	March-2017	AUD	29,772	(22,141)
Goldman Sachs International	AUD/JPY	Pay	15.55	March-2017	AUD	31,500	(19,336)
Goldman Sachs International	AUD/JPY	Pay	14.10	April-2017	AUD	14,000	(31,626)
Royal Bank of Scotland Securities Inc.	AUD/JPY	Pay	14.00	April-2017	AUD	22,109	(51,597)
UBS	AUD/JPY	Pay	13.80	April-2017	AUD	14,000	(34,765)
Bank of America Merrill Lynch	EUR/USD	Pay	10.30	January-2017	EUR	30,536	11,748
Goldman Sachs International	EUR/USD	Pay	10.40	January-2017	EUR	20,630	11,581
Societe Generale	EUR/USD	Pay	9.95	January-2017	EUR	8,077	4,373
Societe Generale	EUR/USD	Pay	11.95	January-2017	EUR	3,977	10,234
UBS	EUR/USD	Pay	9.825	January-2017	EUR	8,077	3,318
UBS	EUR/USD	Pay	10.25	January-2017	EUR	30,536	10,890
Societe Generale	USD/GBP	Pay	10.80	January-2017	USD	13,700	(3,468)
Societe Generale	USD/GBP	Pay	10.85	January-2017	USD	10,500	(2,134)
Societe Generale	USD/GBP	Pay	11.00	January-2017	USD	21,000	(328)
UBS	USD/GBP	Pay	10.50	January-2017	USD	21,000	(10,790)
UBS	USD/GBP	Pay	10.60	January-2017	USD	21,000	(9,082)
Citigroup Global Markets Inc.	USD/JPY	Pay	9.60	October-2016	USD	6,457	(6,422)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.00	June-2016	USD	1,578	(1,184)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.05	June-2016	USD	2,625	(1,492)
Deutsche Bank Securities Inc.	USD/JPY	Pay	8.75	July-2016	USD	4,500	(6,093)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.60	August-2016	USD	3,600	(2,642)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.45	September-2016	USD	12,450	(12,280)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.525	November-2016	USD	12,800	180
Deutsche Bank Securities Inc.	USD/JPY	Pay	12.15	December-2016	USD	3,564	5,492
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.35	January-2017	USD	4,500	3,008
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.55	January-2017	USD	9,000	7,580
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.50	February-2017	USD	6,120	4,581
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.80	February-2017	USD	2,571	(77)
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.00	March-2017	USD	15,000	(741)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	May-2017	USD	13,500	(15,808)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.10	June-2017	USD	14,580	(19,211)
Deutsche Bank Securities Inc.	USD/JPY	Pay	11.15	June-2017	USD	12,600	(2,860)
Deutsche Bank Securities Inc.	USD/JPY	Pay	9.75	July-2017	USD	15,000	(26,169)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.075	July-2017	USD	11,880	(16,401)
Deutsche Bank Securities Inc.	USD/JPY	Pay	10.40	July-2017	USD	5,500	(6,493)
Goldman Sachs International	USD/JPY	Pay	9.05	June-2016	USD	36,000	(25,210)
Goldman Sachs International	USD/JPY	Pay	11.3248	January-2017	USD	13,500	8,713
Goldman Sachs International	USD/JPY	Pay	11.9357	March-2017	USD	6,300	6,411
Goldman Sachs International	USD/JPY	Pay	10.1086	April-2017	USD	14,850	(14,511)
Goldman Sachs International	USD/JPY	Pay	10.1549	April-2017	USD	8,460	(8,338)
Goldman Sachs International	USD/JPY	Pay	10.34	June-2017	USD	15,000	(15,638)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	8.90	June-2016	USD	4,000	(3,351)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.20	September-2016	USD	2,585	(3,142)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

18                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements — (continued)
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation (Depreciation)
Royal Bank of Scotland Securities Inc.	USD/JPY	Pay	9.75%	June-2017	USD	9,000	$(15,082)
Citigroup Global Markets Inc.	AUD/JPY	Receive	10.675	October-2016	AUD	2,984	9,417
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	June-2016	AUD	8,107	17,009
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.90	June-2016	AUD	2,794	5,071
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.30	July-2016	AUD	4,763	13,357
Deutsche Bank Securities Inc.	AUD/JPY	Receive	10.70	September-2016	AUD	13,339	38,196
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.40	November-2016	AUD	14,700	40,453
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.17	December-2016	AUD	13,968	26,723
Deutsche Bank Securities Inc.	AUD/JPY	Receive	11.90	January-2017	AUD	3,735	10,409
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.65	January-2017	AUD	11,360	25,314
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.10	February-2017	AUD	13,393	36,780
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.45	February-2017	AUD	7,827	12,628
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.95	April-2017	AUD	19,718	45,002
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.30	May-2017	AUD	20,863	60,154
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.50	June-2017	AUD	16,412	47,085
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.525	June-2017	AUD	18,942	56,354
Deutsche Bank Securities Inc.	AUD/JPY	Receive	12.75	July-2017	AUD	20,000	57,202
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.50	July-2017	AUD	18,000	42,599
Deutsche Bank Securities Inc.	AUD/JPY	Receive	13.70	July-2017	AUD	15,933	33,765
Goldman Sachs International	AUD/JPY	Receive	11.00	June-2016	AUD	36,000	67,339
Goldman Sachs International	AUD/JPY	Receive	12.0758	January-2017	AUD	16,580	43,581
Goldman Sachs International	AUD/JPY	Receive	13.3976	March-2017	AUD	12,612	23,487
Goldman Sachs International	AUD/JPY	Receive	12.512	April-2017	AUD	10,933	29,248
Goldman Sachs International	AUD/JPY	Receive	12.6407	April-2017	AUD	19,468	50,243
Goldman Sachs International	AUD/JPY	Receive	12.73	June-2017	AUD	20,000	55,656
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.90	August-2016	AUD	3,881	10,072
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	10.80	September-2016	AUD	2,767	7,670
Royal Bank of Scotland Securities Inc.	AUD/JPY	Receive	12.55	June-2017	AUD	11,719	34,952
Bank of America Merrill Lynch	EUR/JPY	Receive	11.25	January-2017	EUR	15,268	9,343
Bank of America Merrill Lynch	EUR/JPY	Receive	11.425	January-2017	EUR	15,268	6,265
BNP Paribas S.A.	EUR/JPY	Receive	11.225	January-2017	EUR	8,077	4,453
Goldman Sachs International	EUR/JPY	Receive	11.65	January-2017	EUR	20,630	2,506
Societe Generale	EUR/JPY	Receive	11.35	January-2017	EUR	8,077	3,741
Societe Generale	EUR/JPY	Receive	13.70	January-2017	EUR	3,977	(9,230)
UBS	EUR/JPY	Receive	11.15	January-2017	EUR	15,268	11,102
UBS	EUR/JPY	Receive	11.475	January-2017	EUR	15,268	5,029
Societe Generale	USD/EUR	Receive	9.80	January-2017	USD	13,700	(2,247)
Societe Generale	USD/EUR	Receive	9.85	January-2017	USD	10,500	(2,245)
Societe Generale	USD/EUR	Receive	10.00	January-2017	USD	21,000	(7,583)
UBS	USD/EUR	Receive	9.60	January-2017	USD	42,000	1,164
Barclays Bank PLC	USD/JPY	Receive	9.70	April-2017	USD	7,000	17,709
Barclays Bank PLC	USD/JPY	Receive	10.30	April-2017	USD	13,000	16,339
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.85	March-2017	USD	17,075	11,283
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.90	March-2017	USD	7,000	3,743
Deutsche Bank Securities Inc.	USD/JPY	Receive	11.00	March-2017	USD	12,000	5,095
Deutsche Bank Securities Inc.	USD/JPY	Receive	10.15	April-2017	USD	12,500	23,922
Goldman Sachs International	USD/JPY	Receive	11.00	March-2017	USD	7,600	3,227
Goldman Sachs International	USD/JPY	Receive	11.20	March-2017	USD	20,925	6,533
Goldman Sachs International	USD/JPY	Receive	11.5102	March-2017	USD	21,000	(1,533)
Goldman Sachs International	USD/JPY	Receive	10.00	April-2017	USD	10,000	22,313

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

19                         Invesco  Global Targeted Returns Fund

Open Over-The-Counter Volatility Swap Agreements — (continued)
Counterparty	Reference Entity	Pay/Receive Volatility	Volatility Strike Rate	Expiration Date	Notional Value		Unrealized Appreciation
Royal Bank of Scotland Securities Inc.	USD/JPY	Receive	9.80%	April-2017	USD	18,242	$44,335
UBS	USD/JPY	Receive	9.75	April-2017	USD	10,000	24,802
Total — Volatility Swap Agreements — Currency Risk							$650,348

Currency Abbreviations:

AUD	– Australian Dollar
EUR	– Euro
JPY	– Japanese Yen
USD	– United States Dollar

Open Over-The-Counter Total Return Swap Agreements
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation
Receive a return equal to the Macquarie MQCP515 Index and pay the product of (i) 0.28% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Macquarie Bank Ltd.	41,850	February-2017	$7,826,811	$17,344
Receive a return equal to the Macquarie MQCP515 Index and pay the product of (i) 0.30% of the Notional Amount multiplied by (ii) days in the period divided by 365	Long	Macquarie Bank Ltd.	85,733	February-2017	16,030,391	38,974
Total Open Over-The-Counter Total Return Swap Agreements — Commodity Risk						$56,318

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/18/16	State Street Bank & Trust Co.	AUD	1,829,646	USD	1,403,879	$1,390,230	$13,649
05/18/16	State Street Bank & Trust Co.	CHF	1,049,000	USD	1,088,070	1,094,514	(6,444)
05/18/16	State Street Bank & Trust Co.	EUR	9,551,069	USD	10,818,830	10,942,597	(123,767)
05/18/16	State Street Bank & Trust Co.	GBP	2,331,259	USD	3,339,166	3,406,483	(67,317)
05/18/16	State Street Bank & Trust Co.	HKD	12,353,000	USD	1,593,201	1,592,843	358
05/18/16	State Street Bank & Trust Co.	JPY	279,190,000	USD	2,556,603	2,624,765	(68,162)
05/18/16	State Street Bank & Trust Co.	USD	635,131	AUD	823,000	625,345	(9,786)
05/18/16	State Street Bank & Trust Co.	USD	1,054,139	GBP	733,000	1,071,074	16,935
05/18/16	State Street Bank & Trust Co.	USD	254,967	HKD	1,977,000	254,922	(45)
05/18/16	State Street Bank & Trust Co.	USD	393,446	JPY	42,664,000	401,099	7,653
05/18/16	State Street Bank & Trust Co.	USD	767,510	KRW	880,565,000	769,884	2,374
07/07/16	Barclays Bank PLC	JPY	249,297,764	USD	2,306,372	2,347,567	(41,195)
07/07/16	Deutsche Bank Securities Inc.	CNY	98,850,604	USD	15,181,276	15,182,881	(1,605)
07/07/16	Deutsche Bank Securities Inc.	GBP	210,463	USD	306,916	307,585	(669)
07/07/16	Deutsche Bank Securities Inc.	JPY	648,028,075	USD	5,834,554	6,102,298	(267,744)
07/07/16	Deutsche Bank Securities Inc.	RUB	10,105,059	USD	148,888	153,184	(4,296)
07/07/16	Deutsche Bank Securities Inc.	THB	41,622,184	USD	1,169,819	1,190,021	(20,202)
07/07/16	Deutsche Bank Securities Inc.	TWD	14,145,848	USD	438,495	438,128	367
07/07/16	Deutsche Bank Securities Inc.	USD	11,251,336	CLP	7,675,100,000	11,547,104	295,768
07/07/16	Deutsche Bank Securities Inc.	USD	14,946,839	INR	1,005,653,242	14,961,872	15,033
07/07/16	Deutsche Bank Securities Inc.	USD	2,867,441	KRW	3,297,700,000	2,874,596	7,155
07/07/16	Deutsche Bank Securities Inc.	USD	3,784,252	RUB	262,769,000	3,983,358	199,106
07/07/16	Goldman Sachs International	CNY	1,493,173	USD	228,611	229,343	(732)
07/07/16	Goldman Sachs International	EUR	84,993	USD	96,044	97,537	(1,493)
07/07/16	Goldman Sachs International	JPY	205,530,000	USD	1,925,570	1,935,418	(9,848)
07/07/16	Goldman Sachs International	KRW	506,343,871	USD	441,028	441,379	(351)
07/07/16	State Street Bank & Trust Co.	AUD	18,291,532	USD	13,969,609	13,868,963	100,646
07/07/16	State Street Bank & Trust Co.	CAD	6,527,512	USD	5,070,251	5,201,866	(131,615)

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

20                         Invesco  Global Targeted Returns Fund

Open Forward Foreign Currency Contracts — (continued)
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
07/07/16	State Street Bank & Trust Co.	CHF	3,940,348	USD	4,102,564	$4,120,885	$(18,321)
07/07/16	State Street Bank & Trust Co.	EUR	11,720,085	USD	13,315,927	13,449,832	(133,905)
07/07/16	State Street Bank & Trust Co.	GBP	16,615,233	USD	23,978,090	24,282,612	(304,522)
07/07/16	State Street Bank & Trust Co.	JPY	152,204,666	USD	1,358,764	1,433,268	(74,504)
07/07/16	State Street Bank & Trust Co.	PHP	67,101,509	USD	1,450,843	1,419,026	31,817
07/07/16	State Street Bank & Trust Co.	SEK	15,366,802	USD	1,886,307	1,916,880	(30,573)
07/07/16	State Street Bank & Trust Co.	SGD	1,020,682	USD	754,803	757,827	(3,024)
07/08/16	State Street Bank & Trust Co.	MYR	2,515,908	USD	639,253	641,669	(2,416)
07/11/16	State Street Bank & Trust Co.	IDR	14,486,338,785	USD	1,075,771	1,083,223	(7,452)
08/01/16	State Street Bank & Trust Co.	GBP	1,081,946	USD	1,642,970	1,581,370	61,600
Total Forward Foreign Currency Contracts — Currency Risk							$(577,527)

Currency Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
CHF	– Swiss Franc
CLP	– Chilean Peso
CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling

HKD	– Hong Kong Dollar
IDR	– Indonesian Rupiah
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won
MYR	– Malaysian Ringgit
PHP	– Philippine Peso

RUB	– Russian Ruble
SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TWD	– New Taiwan Dollar
USD	– United States Dollar

Portfolio Composition

By Asset Type

	Risk Allocation(1)	Notional Value as % of Total Net Assets(2)	Value as % of Total Net Assets(3)
Commodity	1.11%	12.18%	0.03%
Credit	8.41	66.34	0.02
Currency	24.91	214.88	3.68
Equity	30.96	117.95	48.03
Interest Rate	26.58	335.31	16.86
Volatility(4)	8.03	1.27	0.75
Money Market Funds Plus Other Assets less Liabilities			30.63

(1)	The values in this column represent the Adviser’s proprietary measure of risk that each asset type contributes to the Fund. The risk associated with each asset type is calculated by aggregating the independent risk, as of the end of the fiscal period, of each of the Fund’s investment ideas that are included in that asset type. Independent risk is determined by measuring the historical price volatility of the assets or asset classes that comprise the investment idea using a statistical measurement called standard deviation. Standard deviation measures how much historical prices vary from their average over a certain period of time. The risk of each investment idea takes into account the Adviser’s evaluation of the risk dynamics and expected correlation of the components of the investment idea based on historical price movements. Historical price movements may not be representative of future price movements and, therefore, the actual risk of each asset type may be much greater or lower than the values shown. In addition, there are ways to measure risk other than standard deviation which, if used, may have resulted in a different risk allocation.
(2)	The values in this column represent the gross notional amount of the derivative instruments and other investments held by the Fund, including purchased and written options, futures, forwards, swaps and investment companies. The notional amount of a derivative is the nominal or face amount used to calculate payments made on the instrument. The gross notional amount does not reflect any offsetting or netting of long and short positions. The notional amounts of derivatives and other investments denominated in foreign currencies have been adjusted to the U.S. dollar equivalent using spot exchange rates. See the Consolidated Schedule of Investments for a complete list of derivative instruments held by the Fund as of April 30, 2016.
(3)	The percentages in this column were calculated by adding the market value of purchased options, the net unrealized appreciation/depreciation of written options, futures, swaps and forwards, and the net asset value of affiliated money market funds held by the Fund. See the Consolidated Schedule of Investments for the complete list of derivative instruments held by the Fund as of April 30, 2016.
(4)	Includes the volatility and variance swaps held by the Fund, the gains and losses on which are driven by the volatility (i.e., the positive and negative changes in value over time) of a particular asset, such as stocks or currencies, and not by the asset itself.

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

21                         Invesco  Global Targeted Returns Fund

Consolidated Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $46,611,398)	$46,206,124
Investments in affiliated underlying funds, at value (Cost $135,943,581)	133,971,420
Total investments, at value (Cost $182,554,979)	180,177,544
Foreign currencies, at value (Cost $12,216,524)	11,313,170
Receivable for:
Deposits with brokers for open futures and swap agreements	11,715,546
Investments sold	43,802
Variation margin — futures	429,325
Variation margin — centrally cleared swap agreements	153,604
Fund shares sold	1,127,531
Dividends and interest	665,269
Swaps receivables	286,327
Investment for trustee deferred compensation and retirement plans	5,105
Unrealized appreciation on forward foreign currency contracts outstanding	752,461
Unrealized appreciation on swap agreements — OTC	4,941,520
Other assets	111,425
Total assets	211,722,629

Liabilities:
Payable for:
Investments purchased	191,161
Investments purchased — affiliated funds	115,278
Fund shares reacquired	1,171,943
Options written, at value (premiums received $9,849,732)	9,412,676
Amount due custodian	604,068
Swaps payable	2,450
Variation margin — centrally cleared swap agreements	64,188
Accrued fees to affiliates	67,302
Accrued trustees’ and officers’ fees and benefits	1,601
Accrued other operating expenses	64,742
Trustee deferred compensation and retirement plans	5,105
Unrealized depreciation on forward foreign currency contracts outstanding	1,329,988
Unrealized depreciation on swap agreements — OTC	2,787,564
Total liabilities	15,818,066
Net assets applicable to shares outstanding	$195,904,563

Net assets consist of:
Shares of beneficial interest	$194,991,761
Undistributed net investment income	(132,425)
Undistributed net realized gain	2,945,179
Net unrealized appreciation (depreciation)	(1,899,952)
$195,904,563

Net Assets:
Class A	$28,547,072
Class C	$14,540,688
Class R	$10,304
Class Y	$144,505,104
Class R5	$63,285
Class R6	$8,238,110

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,761,631
Class C	1,427,605
Class R	1,001
Class Y	13,936,753
Class R5	6,101
Class R6	794,730
Class A:
Net asset value per share	$10.34
Maximum offering price per share
(Net asset value of $10.34 ÷ 94.50%)	$10.94
Class C:
Net asset value and offering price per share	$10.19
Class R:
Net asset value and offering price per share	$10.29
Class Y:
Net asset value and offering price per share	$10.37
Class R5:
Net asset value and offering price per share	$10.37
Class R6:
Net asset value and offering price per share	$10.37

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

22                         Invesco  Global Targeted Returns Fund

Consolidated Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends from affiliated underlying funds	$1,755,878
Interest	402,759
Total investment income	2,158,637

Expenses:
Advisory fees	1,280,654
Administrative services fees	24,863
Custodian fees	18,265
Distribution fees:
Class A	33,457
Class C	61,100
Class R	25
Transfer agent fees — A, C, R and Y	87,079
Transfer agent fees — R5	30
Transfer agent fees — R6	15
Trustees’ and officers’ fees and benefits	10,015
Registration and filing fees	51,950
Reports to shareholders	9,109
Professional services fees	47,851
Other	209,863
Total expenses	1,834,276
Less: Fees waived and expenses reimbursed	(819,907)
Net expenses	1,014,369
Net investment income	1,144,268

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	7,705,633
Distributions from affiliated funds	824,524
Foreign currencies	186,526
Forward foreign currency contracts	(550,074)
Futures contracts	(724,587)
Option contracts written	(3,019,236)
Swap agreements	(1,248,327)
3,174,459
Change in net unrealized appreciation (depreciation) of:
Investment securities	(328,105)
Investment securities — affiliated funds	654,510
Foreign currencies	369,222
Forward foreign currency contracts	(579,768)
Futures contracts	(604,149)
Option contracts written	38,961
Swap agreements	146,219
(303,110)
Net realized and unrealized gain	2,871,349
Net increase in net assets resulting from operations	$4,015,617

See accompanying Notes to Consolidated Financial Statements which are an integral part of the financial statements.

23                         Invesco  Global Targeted Returns Fund

Consolidated Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$1,144,268	$141,342
Net realized gain	3,174,459	1,837,190
Change in net unrealized appreciation (depreciation)	(303,110)	(2,738,913)
Net increase (decrease) in net assets resulting from operations	4,015,617	(760,381)

Distributions to shareholders from net investment income:
Class A	(146,529)	(77,701)
Class C	(38,269)	(3,526)
Class R	(47)	(54)
Class Y	(947,623)	(99,329)
Class R5	(528)	(15,936)
Class R6	(68,481)	(54,412)
Total distributions from net investment income	(1,201,477)	(250,958)

Distributions to shareholders from net realized gains:
Class A	(319,531)	(141,226)
Class C	(139,306)	(7,470)
Class R	(138)	(104)
Class Y	(1,480,056)	(168,145)
Class R5	(824)	(26,976)
Class R6	(106,958)	(92,109)
Total distributions from net realized gains	(2,046,813)	(436,030)

Share transactions–net:
Class A	4,716,834	10,666,445
Class C	2,971,701	11,241,310
Class R	—	—
Class Y	46,221,662	82,057,343
Class R5	1,126	(2,648,324)
Class R6	175,272	(1,151,548)
Net increase in net assets resulting from share transactions	54,086,595	100,165,226
Net increase in net assets	54,853,922	98,717,857

Net assets:
Beginning of period	141,050,641	42,332,784
End of period (includes undistributed net investment income of $(132,425) and $(75,216), respectively)	$195,904,563	$141,050,641

Notes to Consolidated Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Global Targeted Returns Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund will seek to gain exposure to the commodity markets primarily through investments in the Invesco Cayman Commodity Fund VII Ltd. (the “Subsidiary”), a wholly-owned subsidiary of the Fund organized under the laws of the Cayman Islands. The Subsidiary was organized by the Fund to invest in commodity-linked derivatives and other securities that may provide leveraged and non-leveraged exposure to commodities. The Fund may invest up to 25% of its total assets in the Subsidiary.

24                         Invesco  Global Targeted Returns Fund

The Fund’s investment objective is to seek a positive total return over the long term in all market environments.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Consolidated Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

25                         Invesco  Global Targeted Returns Fund

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Consolidated Statement of Operations and the Consolidated Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Consolidated Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the consolidated financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Subsidiary is classified as a controlled foreign corporation under Subchapter N of the Internal Revenue Code. Therefore, the Fund is required to increase its taxable income by its share of the Subsidiary’s income. Net investment losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The financial statements are prepared on a consolidated basis in conformity with accounting principles generally accepted in the United States of America (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. The accompanying financial statements reflect the financial position of the Fund and its Subsidiary and the results of operations on a consolidated basis. All inter-company accounts and transactions have been eliminated in consolidation.

In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the consolidated financial statements are released to print.

H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust, and under the Subsidiary’s organizational documents, the directors and officers of the Subsidiary, are indemnified against certain liabilities that may arise out of the performance of their duties to the Fund and/or the Subsidiary, respectively. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Consolidated Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Consolidated Statement of Operations.

26                         Invesco  Global Targeted Returns Fund

J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Consolidated Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Consolidated Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Consolidated Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Consolidated Statement of Assets and Liabilities.

L.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Consolidated Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Consolidated Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Consolidated Statement of Assets and Liabilities.
M.	Call Options Written and Purchased — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Consolidated Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

27                         Invesco  Global Targeted Returns Fund

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Consolidated Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract. Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Consolidated Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Consolidated Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.
O.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index, such as the Consumer Price Index, over the term of the swap, and the other party pays a compounded fixed rate.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund will initially enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Consolidated Schedule of Investments and cash deposited is recorded on the Consolidated Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Consolidated Statement of Assets and Liabilities until the centrally cleared swap is terminated, at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since

28                         Invesco  Global Targeted Returns Fund

entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

A volatility swap involves an exchange between the Fund and a Counterparty of periodic payments based on the measured volatility of an underlying security, currency, commodity, interest rate, index or other reference asset over a specified time frame. Depending on the structure of the swap, either the Fund’s or the Counterparty’s payment obligation will typically be based on the realized volatility of the reference asset as measured by changes in its price or level over a specified time period, while the other party’s payment obligation will be based on a specified rate representing expected volatility for the reference asset at the time the swap is executed, or the measured volatility of a different reference asset over a specified time period. The Fund will typically make or lose money on a volatility swap depending on the magnitude of the reference asset’s volatility, or size of the movements in its price, over a specified time period, rather than general increases or decreases in the price of the reference asset. Volatility swaps are often used to speculate on future volatility levels, to trade the spread between realized and expected volatility, or to decrease the volatility exposure of other investments held by the Fund. Variance swaps are similar to volatility swaps, except payments are based on the difference between the implied and measured volatility mathematically squared.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Consolidated Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Consolidated Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Consolidated Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Consolidated Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Consolidated Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Consolidated Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

P.	Other Risks — The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.
Q.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
R.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.50%
Over $10 billion	1.25%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 1.50%.

The Subsidiary has entered into a separate contract with the Adviser whereby the Adviser provides investment advisory and other services to the Subsidiary. In consideration of these services, the Subsidiary pays an advisory fee to the Adviser based on the annual rate of the Subsidiary’s average daily net assets as set forth in the table above.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2016, the Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.65%, 2.40%, 1.90%, 1.40%, 1.40% and 1.40%, respectively, of average daily net assets (the “expense limits”). Prior to March 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.71%, 2.46%, 1.96%, 1.46%,

29                         Invesco  Global Targeted Returns Fund

1.46% and 1.46%, respectively, of average daily net assets. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $732,783 and reimbursed class level expenses of $14,330, $6,542, $6, $66,201, $30 and $15 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Consolidated Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Consolidated Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $3,074 in front-end sales commissions from the sale of Class A shares and $3,350 from Class C, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

30                         Invesco  Global Targeted Returns Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$133,971,420	$—	$—	$133,971,420
U.S. Treasury Securities	—	7,697,273	—	7,697,273
Foreign Sovereign Debt Securities	—	25,198,369	—	25,198,369
Options Purchased	5,368,170	7,942,312	—	13,310,482
	139,339,590	40,837,954	—	180,177,544
Forward Foreign Currency Contracts*	—	(577,527)	—	(577,527)
Futures Contracts*	(1,452,240)	—	—	(1,452,240)
Options Written*	(1,202,365)	(8,210,311)	—	(9,412,676)
Swap Agreements*	(325,140)	2,153,956	—	1,828,816
Total Investments	$136,359,845	$34,204,072	$—	$170,563,917

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Commodity risk:
Swap agreements(a)	$56,318	$—
Credit risk:
Swap agreements(b)	116,925	(77,551)
Currency risk:
Forward foreign currency contracts(c)	752,461	(1,329,988)
Options purchased(d)	7,840,425	—
Options written(e)	—	(6,193,327)
Swap agreements(a)	1,210,779	(560,431)
Equity risk:
Futures contracts(f)	457,378	(1,909,618)
Options purchased(d)	5,470,057	—
Options written(e)	—	(1,448,353)
Swap agreements(a)	2,367,412	(1,545,090)
Interest rate risk:
Options written(e)	—	(1,770,996)
Swap agreements(a)(b)	6,089,213	(5,828,759)
Total	$24,360,968	$(20,664,113)

(a)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Unrealized appreciation on swap agreements — OTC or Unrealized depreciation on swap agreements — OTC.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.
(c)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(d)	Options purchased at value as reported in the Consolidated Schedule of Investments.
(e)	Values are disclosed on the Consolidated Statement of Assets and Liabilities under the caption Options written, at value.
(f)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Consolidated Statement of Assets and Liabilities.

31                         Invesco  Global Targeted Returns Fund

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Commodity risk	$—	$—	$—	$—	$(165,923)
Credit risk	—	—	—	—	101,807
Currency risk	(550,074)	—	1,196,036	(761,511)	—
Equity risk	—	(724,587)	7,093,312	(2,779,183)	653,253
Interest rate risk	—	—	(98,157)	521,458	(1,837,464)
Change in Net Unrealized Appreciation (Depreciation):
Commodity risk	$—	$—	$—	$—	$56,318
Credit risk	—	—	—	—	39,688
Currency risk	(579,768)	—	1,639,889	171,679	60,913
Equity risk	—	(604,149)	(1,855,087)	(46,211)	(211,099)
Interest rate risk	—	—	44,869	(86,507)	200,399
Total	$(1,129,842)	$(1,328,736)	$8,020,862	$(2,980,275)	$(1,102,108)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Index Options Purchased	Index Options Written	Foreign Currency Options	Swaptions	Swap Agreements
Average notional value	$164,221,026	$81,894,799	$102,738,603	$40,902,681	$231,576,871	$44,580,919	$552,445,069
Average contracts	—	—	6,030	1,903	—	—	—

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Consolidated Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

32                         Invesco  Global Targeted Returns Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(a)
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Fund
Bank of America Merrill Lynch(b)	$27,356	$—	$—	$—	$27,356
Barclays Bank PLC(b)	34,048	(34,048)	—	—	—
Barclays Bank PLC(c)	2,404,170	—	—	(70,000)	2,334,170
BNP Paribas S.A.(b)	7,433	(7,433)	—	—	—
Citigroup Global Markets Inc.(b)	9,417	(6,422)	—	—	2,995
Citigroup Global Markets Inc.(c)	72,854	—	—	—	72,854
Credit Suisse Securities (USA) LLC(d)	4,899,673	(4,899,673)	—	—	—
Deutsche Bank Securities Inc.(b)	631,439	(199,238)	—	—	432,201
Deutsche Bank Securities Inc.(c)	1,070,553	—	—	—	1,070,553
Deutsche Bank Securities Inc.(e)	517,429	(294,516)	—	—	222,913
Goldman Sachs International(b)	1,096,987	(559,099)	—	(537,888)	—
Goldman Sachs International(c)	4,371,542	—	—	(1,882,112)	2,489,430
HSBC New York(b)	376,815	(81,555)	—	(280,000)	15,260
J.P. Morgan Chase Bank N.A.(b)	14,079	(14,079)	—	—	—
Morgan Stanley Capital Services LLC(b)	224,311	(139,676)	—	—	84,635
Royal Bank of Scotland Securities Inc.(b)	97,029	(73,172)	—	—	23,857
Societe Generale(b)	1,288,753	(865,506)	—	(270,000)	153,247
State Street Bank & Trust Co.(e)	235,032	(235,032)	—	—	—
UBS(b)	56,305	(54,637)	—	—	1,668
UBS(c)	23,193	—	—	—	23,193
Subtotal — Fund	$17,458,418	$(7,464,086)	$—	$(3,040,000)	$6,954,332

Subsidiary
Citigroup Global Markets Inc.(b)	195,083	(92,039)	—	—	103,044
Deutsche Bank Securities Inc.(b)	311,314	(160,793)	—	(100,000)	50,521
Goldman Sachs International(b)	118,642	(21,649)	—	(96,993)	—
Macquarie Bank Ltd.(b)	56,318	—	—	—	56,318
Morgan Stanley Capital Services LLC(b)	681,972	(407,562)	—	(270,000)	4,410
Subtotal — Subsidiary	$1,363,329	$(682,043)	$—	$(466,993)	$214,293
Total	$18,821,747	$(8,146,129)	$—	$(3,506,993)	$7,168,625

33                         Invesco  Global Targeted Returns Fund

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Consolidated Statement of Assets and Liabilities			Net Amount(a)
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Fund
Bank of America Merrill Lynch(f)	$6,364	$—	$—	$(6,364)	$—
Barclays Bank PLC(b)	55,749	(34,048)	—	—	21,701
Barclays Bank PLC(e)	41,195	—	—	—	41,195
Barclays Bank PLC(f)	1,946,034	—	—	—	1,946,034
BNP Paribas S.A. (b)	14,120	(7,433)	—	—	6,687
Citigroup Global Markets Inc.(b)	6,422	(6,422)	—	—	—
Citigroup Global Markets Inc.(f)	271,348	—	—	(150,000)	121,348
Credit Suisse Securities (USA) LLC(d)	5,224,267	(4,899,673)	—	(324,594)	—
Deutsche Bank Securities Inc.(b)	199,238	(199,238)	—	—	—
Deutsche Bank Securities Inc.(e)	294,516	(294,516)	—	—	—
Deutsche Bank Securities Inc.(f)	1,681,615	—	—	(440,000)	1,241,615
Goldman Sachs International(b)	559,099	(559,099)	—	—	—
Goldman Sachs International(e)	12,424	—	—	—	12,424
Goldman Sachs International(f)	2,553,214	—	—	—	2,553,214
HSBC New York(b)	81,555	(81,555)	—	—	—
J.P. Morgan Chase Bank N.A.(b)	56,347	(14,079)	—	—	42,268
Morgan Stanley Capital Services LLC(b)	139,676	(139,676)	—	—	—
Morgan Stanley Capital Services LLC(f)	1,730,545	—	—	(1,670,000)	60,545
Royal Bank of Scotland Securities Inc.(b)	73,172	(73,172)	—	—	—
Societe Generale(b)	865,506	(865,506)	—	—	—
Societe Generale(f)	8,554	—	—	—	8,554
State Street Bank & Trust Co.(e)	981,853	(235,032)	—	—	746,821
UBS(b)	54,637	(54,637)	—	—	—
UBS(b)	12,637	—	—	(12,637)	—
Subtotal — Fund	$16,870,087	$(7,464,086)	$—	$(2,603,595)	$6,802,406

Subsidiary
Citigroup Global Markets Inc.(b)	92,039	(92,039)	—	—	—
Deutsche Bank Securities Inc.(b)	160,793	(160,793)	—	—	—
Goldman Sachs International(b)	21,649	(21,649)	—	—	—
Morgan Stanley Capital Services LLC(b)	407,562	(407,562)	—	—	—
Subtotal — Subsidiary	$682,043	$(682,043)	$—	$—	$—
Total	$17,552,130	$(8,146,129)	$—	$(2,603,595)	$6,802,406

(a)	The Fund and the Subsidiary are recognized as separate legal entities and as such are subject to separate netting arrangements with the Counterparty.
(b)	Swap agreements — OTC Counterparty.
(c)	Options purchased — OTC Counterparty.
(d)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).
(e)	Forward foreign currency contracts Counterparty.
(f)	Options written — OTC Counterparty.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Consolidated Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

34                         Invesco  Global Targeted Returns Fund

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended April 30, 2016 was $54,266,209 and $8,568,072, respectively. During the same period, purchases of U.S. Treasury obligations were $6,546,109. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$3,867,330
Aggregate unrealized (depreciation) of investment securities	(6,388,776)
Net unrealized appreciation (depreciation) of investment securities	$(2,521,446)

Cost of investments for tax purposes is $182,698,990.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	1,090,826	$11,086,908	2,718,836	$28,480,858
Class C	673,316	6,762,567	1,193,463	12,327,007
Class R	—	—	—	—
Class Y	7,778,897	79,598,698	9,905,242	103,429,009
Class R5	—	—	3,477	39,085
Class R6	—	—	—	—

Issued as reinvestment of dividends:
Class A	46,420	466,060	3,477	35,775
Class C	17,883	177,399	965	9,861
Class Y	221,333	2,226,608	7,638	78,750
Class R5	112	1,126	2,164	22,311
Class R6	17,417	175,272	12,225	125,922

Reacquired:
Class A	(668,536)	(6,836,134)	(1,723,051)	(17,850,188)
Class C	(393,983)	(3,968,265)	(106,890)	(1,095,558)
Class Y	(3,480,712)	(35,603,644)	(2,058,678)	(21,450,416)
Class R5	—	—	(260,038)	(2,709,720)
Class R6	—	—	(124,001)	(1,277,470)
Net increase in share activity	5,302,973	$54,086,595	9,574,829	$100,165,226

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 70% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

35                         Invesco  Global Targeted Returns Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Six months ended 04/30/16	$10.33	$0.06	$0.15	$0.21	$(0.06)	$(0.14)	$(0.20)	$10.34	2.10%	$28,547	1.33	%(f)	2.29	%(f)	1.20	%(f)	9%
Year ended 10/31/15	10.44	0.01	0.04	0.05	(0.06)	(0.10)	(0.16)	10.33	0.49	23,688	1.33		2.38		0.05		79
Year ended 10/31/14(e)	10.00	(0.02)	0.46	0.44	—	—	—	10.44	4.40	13,504	1.29	(g)	3.16	(g)	(0.18	)(g)	20
Class C
Six months ended 04/30/16	10.19	0.02	0.16	0.18	(0.04)	(0.14)	(0.18)	10.19	1.77	14,541	2.08	(f)	3.04	(f)	0.45	(f)	9
Year ended 10/31/15	10.37	(0.07)	0.04	(0.03)	(0.05)	(0.10)	(0.15)	10.19	(0.27)	11,524	2.08		3.13		(0.70)		79
Year ended 10/31/14(e)	10.00	(0.08)	0.45	0.37	—	—	—	10.37	3.70	444	2.04	(g)	3.91	(g)	(0.93	)(g)	20
Class R
Six months ended 04/30/16	10.29	0.05	0.13	0.18	(0.04)	(0.14)	(0.18)	10.29	1.84	10	1.58	(f)	2.54	(f)	0.95	(f)	9
Year ended 10/31/15	10.42	(0.02)	0.04	0.02	(0.05)	(0.10)	(0.15)	10.29	0.27	10	1.58		2.63		(0.20)		79
Year ended 10/31/14(e)	10.00	(0.04)	0.46	0.42	—	—	—	10.42	4.20	10	1.54	(g)	3.41	(g)	(0.43	)(g)	20
Class Y
Six months ended 04/30/16	10.37	0.07	0.16	0.23	(0.09)	(0.14)	(0.23)	10.37	2.24	144,505	1.08	(f)	2.04	(f)	1.45	(f)	9
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	(0.16)	10.37	0.72	97,703	1.08		2.13		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	16,352	1.04	(g)	2.91	(g)	0.07	(g)	20
Class R5
Six months ended 04/30/16	10.38	0.07	0.15	0.22	(0.09)	(0.14)	(0.23)	10.37	2.15	63	1.08	(f)	2.04	(f)	1.45	(f)	9
Year ended 10/31/15	10.46	0.03	0.05	0.08	(0.06)	(0.10)	(0.16)	10.38	0.82	62	1.08		2.07		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	2,724	1.04	(g)	2.87	(g)	0.07	(g)	20
Class R6
Six months ended 04/30/16	10.37	0.07	0.16	0.23	(0.09)	(0.14)	(0.23)	10.37	2.24	8,238	1.08	(f)	1.94	(f)	1.45	(f)	9
Year ended 10/31/15	10.46	0.03	0.04	0.07	(0.06)	(0.10)	(0.16)	10.37	0.73	8,063	1.08		2.07		0.30		79
Year ended 10/31/14(e)	10.00	0.01	0.45	0.46	—	—	—	10.46	4.60	9,298	1.04	(g)	2.87	(g)	0.07	(g)	20

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	In addition to the fees and expenses which the Fund bears directly; the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by your Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds your Fund invests in. The effect of the estimated underlying fund expenses that you bear indirectly is included in your Fund’s total return. Estimated acquired fund fees from underlying funds were 0.44%, 0.44% and 0.50% for the year six months ended April 30, 2016, the year ended October 31, 2015 and the period ended October 31, 2014.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Commencement date of December 19, 2013.
(f)	Ratios are annualized and based on average daily net assets (000’s omitted) of $26,913, $12,287, $10, $124,333, $62 and $8,087 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(g)	Annualized.

36                         Invesco  Global Targeted Returns Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. The amount of fees and expenses incurred indirectly by the Fund will vary because the underlying funds have varied expenses and fee levels and the Fund may own different proportions of the underlying funds at different times. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the underlying funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly are included in the Fund’s total return.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,021.00	$6.66	$1,018.27	$6.65	1.33%
C	1,000.00	1,017.70	10.41	1,014.55	10.39	2.08
R	1,000.00	1,019.40	7.91	1,017.03	7.90	1.58
Y	1,000.00	1,022.40	5.41	1,019.52	5.40	1.08
R5	1,000.00	1,021.50	5.43	1,019.49	5.42	1.08
R6	1,000.00	1,022.40	5.43	1,019.49	5.42	1.08

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

37                         Invesco  Global Targeted Returns Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	GTR-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Greater China Fund
Nasdaq:
A: AACFX ¡ B: ABCFX ¡ C: CACFX ¡ Y: AMCYX ¡ R5: IACFX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
6 Financial Statements
8 Notes to Financial Statements
15 Financial Highlights
16 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.06%
Class B Shares	-2.42
Class C Shares	-2.43
Class Y Shares	-1.96
Class R5 Shares	-1.84
MSCI Golden Dragon Index▼ (Broad Market/Style-Specific)	-6.01
Lipper China Region Funds Index■ (Peer Group Index)	-7.18
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The MSCI Golden Dragon Index captures the equity market performance of large- and mid-cap China securities and non-domestic China securities listed in Hong Kong and Taiwan. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

The Lipper China Region Funds Index is an unmanaged index considered representative of China region funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	7.72%
10 Years	7.67
5 Years	-2.10
1 Year	-19.77

Class B Shares
Inception (3/31/06)	7.69%
10 Years	7.64
5 Years	-2.12
1 Year	-19.91

Class C Shares
Inception (3/31/06)	7.51%
10 Years	7.47
5 Years	-1.72
1 Year	-16.57

Class Y Shares
10 Years	8.48
5 Years	-0.74
1 Year	-14.88

Class R5 Shares
Inception (3/31/06)	8.83%
10 Years	8.79
5 Years	-0.52
1 Year	-14.69

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	7.46%
10 Years	7.46
5 Years	-2.03
1 Year	-9.16

Class B Shares
Inception (3/31/06)	7.43%
10 Years	7.43
5 Years	-2.04
1 Year	-9.33

Class C Shares
Inception (3/31/06)	7.25%
10 Years	7.25
5 Years	-1.64
1 Year	-5.57

Class Y Shares
10 Years	8.26
5 Years	-0.66
1 Year	-3.65

Class R5 Shares
Inception (3/31/06)	8.57%
10 Years	8.57
5 Years	-0.44
1 Year	-3.44

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y and Class R5 shares was 1.88%, 2.63%, 2.63%, 1.63% and 1.41%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

2                    Invesco Greater China Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Greater China Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.04%(b)
Apparel Retail–1.66%
Pou Sheng International (Holdings) Ltd. (Hong Kong)(c)	4,269,000	$1,139,185

Apparel, Accessories & Luxury Goods–0.99%
Shenzhou International Group Holdings Ltd.	132,000	678,820

Auto Parts & Equipment–4.19%
Minth Group Ltd.	1,096,000	2,868,259

Automobile Manufacturers–1.25%
Jiangling Motors Corp., Ltd.–Class B	311,100	854,689

Electrical Components & Equipment–3.00%
Zhuzhou CSR Times Electric Co., Ltd.–Class H	364,000	2,050,752

Electronic Components–5.61%
Chin-Poon Industrial Co., Ltd. (Taiwan)	932,000	1,883,205
Largan Precision Co., Ltd. (Taiwan)	28,000	1,955,257
		3,838,462

Electronic Manufacturing Services–3.21%
FIH Mobile Ltd.	5,124,000	2,195,483

Food Retail–3.27%
President Chain Store Corp. (Taiwan)	317,000	2,237,696

Footwear–6.04%
Stella International Holdings Ltd.	761,500	1,918,582
Yue Yuen Industrial (Holdings) Ltd. (Hong Kong)	610,500	2,215,894
		4,134,476

Gas Utilities–2.45%
Towngas China Co. Ltd. (Hong Kong)	3,244,000	1,679,437

Health Care Equipment–1.12%
MicroPort Scientific Corp.(c)	1,485,000	769,750

Home Furnishings–2.97%
Man Wah Holdings Ltd. (Hong Kong)	1,743,600	2,036,511

Hotels, Resorts & Cruise Lines–1.57%
Shanghai Jinjiang International Hotels Development Co., Ltd.–Class B	356,891	1,077,451

Hypermarkets & Super Centers–4.11%
Sun Art Retail Group Ltd. (Hong Kong)	3,752,000	2,815,125

Industrial Conglomerates–2.99%
Beijing Enterprises Holdings Ltd.	395,500	2,044,352

Industrial Machinery–0.62%
CIMC Enric Holdings Ltd.	814,000	426,323

Integrated Oil & Gas–1.03%
China Petroleum & Chemical Corp.–Class H	996,000	707,013

	Shares	Value
Internet Retail–4.24%
E-commerce China Dangdang, Inc.–Class A,–ADR(c)	33,084	$236,220
Vipshop Holdings Ltd.–ADR(c)	195,416	2,665,474
		2,901,694

Internet Software & Services–11.61%
Tencent Holdings Ltd.	271,300	5,505,308
Weibo Corp.–ADR(c)	99,842	2,443,134
		7,948,442

Life & Health Insurance–3.05%
AIA Group Ltd. (Hong Kong)	349,600	2,091,583

Packaged Foods & Meats–6.05%
Tingyi (Cayman Islands) Holding Corp.	2,008,000	2,338,113
Uni-President China Holdings Ltd.	1,940,000	1,807,089
		4,145,202

Personal Products–2.92%
Hengan International Group Co. Ltd.	224,500	2,002,799

Pharmaceuticals–2.38%
Sino Biopharmaceutical Ltd.	2,293,000	1,631,755

Restaurants–2.27%
Ajisen China Holdings Ltd. (Hong Kong)	3,673,000	1,553,900

Semiconductors–6.60%
Taiwan Semiconductor Manufacturing Co. Ltd. (Taiwan)	987,000	4,520,044

Specialty Stores–2.60%
Chow Tai Fook Jewellery Group Ltd. (Hong Kong)	2,561,800	1,777,741

Technology Distributors–0.25%
Synnex Technology International Corp. (Taiwan)	171,000	169,507

Wireless Telecommunication Services–9.99%
China Mobile Ltd.	517,500	5,886,243
SmarTone Telecommunications Holdings Ltd. (Hong Kong)	576,500	951,024
		6,837,267
Total Common Stocks & Other Equity Interests (Cost $70,495,093)		67,133,718

Money Market Funds–1.57%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)	536,888	536,888
Premier Portfolio–Institutional Class, 0.39%(d)	536,887	536,887
Total Money Market Funds (Cost $1,073,775)		1,073,775
TOTAL INVESTMENTS–99.61% (Cost $71,568,868)		68,207,493
OTHER ASSETS LESS LIABILITIES–0.39%		265,500
NET ASSETS–100.00%		$68,472,993

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Greater China Fund

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Country of issuer and/or credit risk exposure listed in Common Stocks & Other Equity Interests has been determined to be China unless otherwise noted.
(c)	Non-income producing security.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Consumer Discretionary	27.8%
Information Technology	27.3
Consumer Staples	16.4
Telecommunication Services	10.0
Industrials	6.6
Health Care	3.5
Financials	3.0
Utilities	2.4
Energy	1.0
Money Market Funds Plus Other Assets Less Liabilities	2.0

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Greater China Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $70,495,093)	$67,133,718
Investments in affiliated money market funds, at value and cost	1,073,775
Total investments, at value (Cost $71,568,868)	68,207,493
Receivable for:
Investments sold	1,096,869
Fund shares sold	72,727
Dividends	205
Investment for trustee deferred compensation and retirement plans	47,121
Other assets	41,529
Total assets	69,465,944

Liabilities:
Payable for:
Investments purchased	735,322
Fund shares reacquired	89,275
Accrued fees to affiliates	67,033
Accrued trustees’ and officers’ fees and benefits	1,665
Accrued other operating expenses	47,137
Trustee deferred compensation and retirement plans	52,519
Total liabilities	992,951
Net assets applicable to shares outstanding	$68,472,993

Net assets consist of:
Shares of beneficial interest	$108,375,453
Undistributed net investment income (loss)	(632,693)
Undistributed net realized gain (loss)	(35,908,332)
Net unrealized appreciation (depreciation)	(3,361,435)
$68,472,993

Net Assets:
Class A	$50,604,902
Class B	$1,587,503
Class C	$12,184,609
Class Y	$4,060,211
Class R5	$35,768

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,474,867
Class B	79,755
Class C	613,197
Class Y	198,536
Class R5	1,749
Class A:
Net asset value per share	$20.45
Maximum offering price per share
(Net asset value of $20.45 ÷ 94.50%)	$21.64
Class B:
Net asset value and offering price per share	$19.90
Class C:
Net asset value and offering price per share	$19.87
Class Y:
Net asset value and offering price per share	$20.45
Class R5:
Net asset value and offering price per share	$20.45

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Greater China Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends	$168,165
Dividends from affiliated money market funds	796
Total investment income	168,961

Expenses:
Advisory fees	311,661
Administrative services fees	24,864
Custodian fees	32,446
Distribution fees:
Class A	60,792
Class B	10,100
Class C	62,072
Transfer agent fees — A, B, C and Y	117,097
Transfer agent fees — R5	33
Trustees’ and officers’ fees and benefits	11,085
Registration and filing fees	33,762
Reports to shareholders	11,037
Professional services fees	32,963
Taxes	3,554
Other	9,739
Total expenses	721,205
Less: Fees waived and expense offset arrangement(s)	(1,321)
Net expenses	719,884
Net investment income (loss)	(550,923)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,144,734)
Foreign currencies	(9,103)
(1,153,837)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(76,122)
Foreign currencies	(57)
(76,179)
Net realized and unrealized gain (loss)	(1,230,016)
Net increase (decrease) in net assets resulting from operations	$(1,780,939)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Greater China Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(550,923)	$577,260
Net realized gain (loss)	(1,153,837)	7,034,154
Change in net unrealized appreciation (depreciation)	(76,179)	(2,934,547)
Net increase (decrease) in net assets resulting from operations	(1,780,939)	4,676,867

Distributions to shareholders from net investment income:
Class A	(545,985)	(268,684)
Class B	(3,961)	—
Class C	(23,094)	—
Class Y	(47,018)	(25,936)
Class R5	(1,312)	(865)
Total distributions from net investment income	(621,370)	(295,485)

Share transactions–net:
Class A	(717,813)	(13,093,503)
Class B	(911,342)	(3,019,590)
Class C	(1,258,571)	(2,861,129)
Class Y	662,888	(1,077,083)
Class R5	(33,171)	(31,944)
Net increase (decrease) in net assets resulting from share transactions	(2,258,009)	(20,083,249)
Net increase (decrease) in net assets	(4,660,318)	(15,701,867)

Net assets:
Beginning of period	73,133,311	88,835,178
End of period (includes undistributed net investment income (loss) of $(632,693) and $539,600, respectively)	$68,472,993	$73,133,311

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Greater China Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of five different classes of shares: Class A, Class B, Class C, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded.

8                         Invesco Greater China Fund

Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

9                         Invesco Greater China Fund

D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Other Risks — Investing in a single-country mutual fund involves greater risk than investing in a more diversified fund due to lack of exposure to other countries. The political and economic conditions and changes in regulatory, tax or economic policy in a single country could significantly affect the market in that country and in surrounding or related countries.

Investing in developing countries can add additional risk, such as high rates of inflation or sharply devalued currencies against the U.S. dollar.

Transaction costs are often higher and there may be delays in settlement procedures.

Certain securities issued by companies in China may be less liquid, harder to sell or more volatile than U.S. securities.

10                         Invesco Greater China Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.91%
Next $500 million	0.885%
Next $1.5 billion	0.86%
Next $2.5 billion	0.835%
Next $2.5 billion	0.81%
Next $2.5 billion	0.785%
Over $10 billion	0.76%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $514.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $3,731 in front-end sales commissions from the sale of Class A shares and $59 and $446 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

11                         Invesco Greater China Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $2,855,192 and from Level 2 to Level 1 of $7,719,895, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Consumer Discretionary	$7,806,464	$11,216,262	$—	$19,022,726
Consumer Staples	2,815,125	8,385,697	—	11,200,822
Energy	—	707,013	—	707,013
Financials	—	2,091,583	—	2,091,583
Health Care	1,631,755	769,750	—	2,401,505
Industrials	—	4,521,427	—	4,521,427
Information Technology	2,443,134	16,228,804	—	18,671,938
Telecommunication Services	—	6,837,267	—	6,837,267
Utilities	—	1,679,437	—	1,679,437
Money Market Funds	1,073,775	—	—	1,073,775
Total Investments	$15,770,253	$52,437,240	$—	$68,207,493

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $807.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

12                         Invesco Greater China Fund

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2016	$23,381,627	$—	$23,381,627
October 31, 2017	11,347,858	—	11,347,858
	$34,729,485	$—	$34,729,485

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $15,462,965 and $19,741,765, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,571,633
Aggregate unrealized (depreciation) of investment securities	(8,958,018)
Net unrealized appreciation (depreciation) of investment securities	$(3,386,385)

Cost of investments for tax purposes is $71,593,878.

13                         Invesco Greater China Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	146,457	$2,901,405	544,471	$12,200,811
Class B	568	10,812	2,757	54,843
Class C	26,292	522,590	101,802	2,205,552
Class Y	133,755	2,590,661	135,375	3,100,738
Class R5	673	13,687	1,144	22,484

Issued as reinvestment of dividends:
Class A	26,126	514,693	13,413	255,787
Class B	196	3,776	—	—
Class C	1,066	20,460	—	—
Class Y	2,144	42,201	1,259	24,002
Class R5	55	1,072	37	721

Automatic conversion of Class B shares to Class A shares:
Class A	34,114	673,821	69,008	1,476,447
Class B	(35,049)	(673,821)	(71,079)	(1,476,447)

Reacquired:
Class A	(248,073)	(4,807,732)	(1,269,798)	(27,026,548)
Class B	(13,249)	(252,109)	(78,472)	(1,597,986)
Class C	(96,877)	(1,801,621)	(246,214)	(5,066,681)
Class Y	(100,562)	(1,969,974)	(198,394)	(4,201,823)
Class R5	(2,538)	(47,930)	(2,801)	(55,149)
Net increase (decrease) in share activity	(124,902)	$(2,258,009)	(997,492)	$(20,083,249)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 18% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

14                         Invesco Greater China Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Six months ended 04/30/16	$21.10	$(0.14)	$(0.29)	$(0.43)	$(0.22)	$20.45	(2.02)%	$50,605	2.01	%(e)	2.01	%(e)	(1.50	)%(e)	23%
Year ended 10/31/15	19.93	0.18	1.08	1.26	(0.09)	21.10	6.36	53,087	1.88		1.88		0.85		130
Year ended 10/31/14	20.31	(0.03)	(0.13)	(0.16)	(0.22)	19.93	(0.87)	62,957	1.85		1.85		(0.15)		124
Year ended 10/31/13	17.90	0.09	2.44	2.53	(0.12)	20.31	14.18	76,691	1.78		1.78		0.50		148
Year ended 10/31/12	17.52	0.11	0.37	0.48	(0.10)	17.90	2.79	82,713	1.80		1.80		0.64		109
Year ended 10/31/11	21.93	0.12	(4.49)	(4.37)	(0.04)	17.52	(19.96)	102,248	1.67		1.67		0.57		97
Class B
Six months ended 04/30/16	20.43	(0.21)	(0.29)	(0.50)	(0.03)	19.90	(2.42)	1,588	2.76	(e)	2.76	(e)	(2.25	)(e)	23
Year ended 10/31/15	19.35	0.02	1.06	1.08	—	20.43	5.58	2,600	2.63		2.63		0.10		130
Year ended 10/31/14	19.71	(0.18)	(0.14)	(0.32)	(0.04)	19.35	(1.61)	5,303	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.39	(0.05)	2.37	2.32	—	19.71	13.34	7,411	2.53		2.53		(0.25)		148
Year ended 10/31/12	17.05	(0.02)	0.36	0.34	—	17.39	1.99	9,703	2.55		2.55		(0.11)		109
Year ended 10/31/11	21.46	(0.04)	(4.37)	(4.41)	—	17.05	(20.55)	13,988	2.42		2.42		(0.18)		97
Class C
Six months ended 04/30/16	20.39	(0.21)	(0.28)	(0.49)	(0.03)	19.87	(2.38)	12,185	2.76	(e)	2.76	(e)	(2.25	)(e)	23
Year ended 10/31/15	19.32	0.02	1.05	1.07	—	20.39	5.54	13,922	2.63		2.63		0.10		130
Year ended 10/31/14	19.68	(0.18)	(0.14)	(0.32)	(0.04)	19.32	(1.62)	15,978	2.60		2.60		(0.90)		124
Year ended 10/31/13	17.36	(0.05)	2.37	2.32	—	19.68	13.36	21,366	2.53		2.53		(0.25)		148
Year ended 10/31/12	17.02	(0.02)	0.36	0.34	—	17.36	2.00	24,728	2.55		2.55		(0.11)		109
Year ended 10/31/11	21.43	(0.04)	(4.37)	(4.41)	—	17.02	(20.58)	32,319	2.42		2.42		(0.18)		97
Class Y
Six months ended 04/30/16	21.14	(0.12)	(0.29)	(0.41)	(0.28)	20.45	(1.91)	4,060	1.76	(e)	1.76	(e)	(1.25	)(e)	23
Year ended 10/31/15	19.98	0.23	1.08	1.31	(0.15)	21.14	6.62	3,449	1.63		1.63		1.10		130
Year ended 10/31/14	20.36	0.02	(0.13)	(0.11)	(0.27)	19.98	(0.62)	4,494	1.60		1.60		0.10		124
Year ended 10/31/13	17.95	0.14	2.44	2.58	(0.17)	20.36	14.43	4,531	1.53		1.53		0.75		148
Year ended 10/31/12	17.58	0.15	0.38	0.53	(0.16)	17.95	3.08	4,384	1.55		1.55		0.89		109
Year ended 10/31/11	22.01	0.17	(4.51)	(4.34)	(0.09)	17.58	(19.78)	6,483	1.42		1.42		0.82		97
Class R5
Six months ended 04/30/16	21.17	(0.10)	(0.29)	(0.39)	(0.33)	20.45	(1.79)	36	1.51	(e)	1.51	(e)	(1.00	)(e)	23
Year ended 10/31/15	20.01	0.28	1.08	1.36	(0.20)	21.17	6.88	75	1.41		1.41		1.32		130
Year ended 10/31/14	20.38	0.06	(0.14)	(0.08)	(0.29)	20.01	(0.46)	104	1.39		1.39		0.31		124
Year ended 10/31/13	17.97	0.18	2.45	2.63	(0.22)	20.38	14.71	411	1.33		1.33		0.95		148
Year ended 10/31/12	17.61	0.20	0.37	0.57	(0.21)	17.97	3.29	757	1.30		1.30		1.14		109
Year ended 10/31/11	22.04	0.21	(4.51)	(4.30)	(0.13)	17.61	(19.61)	770	1.23		1.23		1.01		97

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for period’s less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $48,901, $2,031, $12,483, $3,550 and $67 for Class A, Class B, Class C, Class Y and Class R5 shares, respectively.

15                         Invesco Greater China Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$979.40	$9.89	$1,014.87	$10.07	2.01%
B	1,000.00	975.80	13.56	1,011.14	13.80	2.76
C	1,000.00	975.70	13.56	1,011.14	13.80	2.76
Y	1,000.00	980.40	8.67	1,016.11	8.82	1.76
R5	1,000.00	981.60	7.44	1,017.35	7.57	1.51

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

16                         Invesco Greater China Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	CHI-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco International Total Return Fund
Nasdaq:
A: AUBAX ¡ B: AUBBX ¡ C: AUBCX ¡ Y: AUBYX ¡ R5: AUBIX ¡ R6: AUBFX

2 Fund Performance
4 Letters to Shareholders
5 Schedule of Investments
9 Financial Statements
12 Notes to Financial Statements
24 Financial Highlights
25 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	8.89%
Class B Shares	8.61
Class C Shares	8.51
Class Y Shares	9.14
Class R5 Shares	9.02
Class R6 Shares	9.02
Barclays Global Aggregate ex-U.S. Index▼ (Broad Market/Style-Specific Index)	8.72
Lipper International Income Funds Index■ (Peer Group Index)	4.94
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The Barclays Global Aggregate ex-U.S. Index is an unmanaged index considered representative of bonds of foreign countries.

    The Lipper International Income Funds Index is an unmanaged index considered representative of international income funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco International Total Return Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.46%
10 Years	3.07
5 Years	-0.07
1 Year	0.89

Class B Shares
Inception (3/31/06)	3.28%
10 Years	2.89
5 Years	-0.29
1 Year	-0.32

Class C Shares
Inception (3/31/06)	3.12%
10 Years	2.74
5 Years	0.06
1 Year	3.68

Class Y Shares
Inception	3.72%
5 Years	1.07
1 Year	5.71

Class R5 Shares
Inception (3/31/06)	4.16%
10 Years	3.78
5 Years	1.05
1 Year	5.60

Class R6 Shares
Inception	3.61%
5 Years	0.98
1 Year	5.60

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (3/31/06)	3.14%
10 Years	3.14
5 Years	0.26
1 Year	-0.95

Class B Shares
Inception (3/31/06)	2.96%
10 Years	2.96
5 Years	0.02
1 Year	-2.26

Class C Shares
Inception (3/31/06)	2.80%
10 Years	2.80
5 Years	0.35
1 Year	1.74

Class Y Shares
Inception	3.77%
5 Years	1.39
1 Year	3.75

Class R5 Shares
Inception (3/31/06)	3.84%
10 Years	3.84
5 Years	1.39
1 Year	3.75

Class R6 Shares
Inception	3.68%
5 Years	1.31
1 Year	3.85

Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares was 1.72%, 2.47%, 2.47%, 1.47%, 1.16% and 1.16%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 4.25% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

3 Invesco International Total Return Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco International Total Return Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Principal Amount		Value
Non U.S. Dollar Denominated Bonds & Notes–69.65%(a)
Australia–3.96%
Australia Government Bond, Sr. Unsec. Bonds, 3.75%, 04/21/2037(b)	AUD	1,900,000	$1,580,291

Austria–1.24%
OMV AG, Jr. Unsec. Sub. Euro Bonds, 6.75%(c)	EUR	400,000	493,850

Belgium–0.81%
Anheuser-Busch InBev SA/NV, Sr. Unsec. Gtd. Medium-Term Euro Notes, 4.00%, 09/24/2025	GBP	200,000	323,812

Canada–4.45%
Canadian Government Bond, Unsec. Bonds, 3.50%, 12/01/2045	CAD	1,000,000	1,047,659
Province of Ontario Canada, Unsec. Bonds, 3.45%, 06/02/2045	CAD	850,000	727,446
			1,775,105

Cyprus–0.88%
Cyprus Government International Bond, REGS, Unsec. Medium-Term Euro Notes, 3.88%, 05/06/2022(b)	EUR	300,000	349,441

Denmark–0.63%
Danske Bank A/S, Jr. Unsec. Sub. Medium-Term Euro Notes, 5.68%(c)	GBP	170,000	251,469

France–1.86%
Electricite de France S.A., Jr. Unsec. Sub. Medium-Term Euro Notes, 4.13%(c)	EUR	200,000	224,689
Orange S.A., Jr. Unsec. Sub. Euro Notes, 5.88%(c)	GBP	200,000	302,910
TOTAL S.A., REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 2.63%(b)(c)	EUR	200,000	213,266
			740,865

Germany–4.76%
EnBW Energie Baden-Wuerttemberg AG, Jr. Unsec. Sub. Medium-Term Euro Notes, 7.38%, 04/02/2072	EUR	120,000	143,813
HeidelbergCement Finance Luxembourg S.A., Sr. Unsec. Gtd. Medium-Term Euro Notes, 3.25%, 10/21/2021	EUR	100,000	126,020
Kreditanstalt fur Wiederaufbau, Sr. Unsec. Gtd. Global Notes, 2.05%, 02/16/2026	JPY	100,000,000	1,152,870

	Principal Amount		Value
Germany–(continued)
RWE AG, Jr. Unsec. Sub. Euro Notes, 7.00%(c)	GBP	200,000	$289,308
Volkswagen International Finance N.V., Jr. Unsec. Sub. Gtd. Euro Bonds, 3.88%(c)	EUR	160,000	183,495
			1,895,506

Ireland–1.46%
Ireland Government Bond, Unsec. Euro Bonds, 2.00%, 02/18/2045	EUR	500,000	580,569

Italy–13.12%
Italy Buoni Poliennali Del Tesoro
Unsec. Euro Bonds,
2.00%, 12/01/2025	EUR	3,500,000	4,190,305
REGS, Sr. Unsec. Euro Bonds,
3.25%, 09/01/2046(b)	EUR	800,000	1,038,470
			5,228,775

Japan–5.13%
Government of Japan Forty Year Bond, Series 8, Sr. Unsec. Bonds, 1.40%, 03/20/2055	JPY	160,000,000	2,043,455

Mexico–3.94%
Mexican Bonos, Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	17,500,000	1,180,435
Petróleos Mexicanos, Sr. Unsec. Gtd. Medium-Term Euro Notes, 2.75%, 04/21/2027	EUR	400,000	390,402
			1,570,837

Netherlands–3.42%
Achmea B.V., Series 1, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(c)	EUR	500,000	587,414
Cooperatieve Rabobank UA, Unsec. Sub. Euro Bonds, 3.88%, 07/25/2023	EUR	600,000	777,669
			1,365,083

Norway–3.56%
DNB Bank ASA, Unsec. Sub. Medium-Term Euro Notes, 4.75%, 03/08/2022	EUR	250,000	295,586
Norway Government Bond, Series 476, Unsec. Bonds, 3.00%, 03/14/2024(b)	NOK	8,000,000	1,122,639
			1,418,225

Poland–3.12%
Poland Government Bond, Series 0726, Unsec. Bonds, 2.50%, 07/25/2026	PLN	5,000,000	1,245,284

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco International Total Return Fund

	Principal Amount		Value
South Korea–2.99%
Korea Treasury Bond, Series 2403, Sr. Unsec. Bonds, 3.50%, 03/10/2024	KRW	1,200,000,000	$1,191,114

Spain–1.82%
Spain Government Bond, REGS, Sr. Unsec. Euro Bonds, 2.15%, 10/31/2025(b)	EUR	600,000	724,524

Supranational–3.95%
Asian Development Bank, Series 339-00-1, Sr. Unsec. Medium-Term Global Notes, 2.35%, 06/21/2027	JPY	130,000,000	1,573,657

United Kingdom–8.55%
AA Bond Co. Ltd., REGS, Sec. Second Lien Euro Notes, 5.50%, 07/31/2022(b)	GBP	200,000	283,463
Boparan Finance PLC, REGS, Sr. Sec. Gtd. First Lien Euro Notes, 5.50%, 07/15/2021(b)	GBP	200,000	276,157
Direct Line Insurance Group PLC, Unsec. Sub. Gtd. Euro Notes, 9.25%, 04/27/2042	GBP	150,000	263,633
Moto Finance PLC, REGS, Sec. Gtd. Second Lien Euro Notes, 6.38%, 09/01/2020(b)	GBP	200,000	301,362
Moy Park Bondco PLC, REGS, Sr. Unsec. Gtd. Euro Notes, 6.25%, 05/29/2021(b)	GBP	100,000	152,234
Nationwide Building Society, Jr. Unsec. Sub. Euro Bonds, 6.00%(c)	GBP	200,000	293,253
NGG Finance PLC, Unsec. Sub. Gtd. Euro Notes, 5.63%, 06/18/2073	GBP	250,000	385,378
Odeon & UCI Finco PLC, REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes, 9.00%, 08/01/2018(b)	GBP	100,000	151,960
Scottish Widows Ltd., Unsec. Sub. Euro Notes, 5.50%, 06/16/2023	GBP	150,000	226,908
United Kingdom Gilt, Series 2045, REGS, Unsec. Bonds, 3.50%, 01/22/2045(b)	GBP	600,000	1,074,734
			3,409,082
Total Non U.S. Dollar Denominated Bonds & Notes (Cost $26,234,722)			27,760,944

U.S. Dollar Denominated Bonds & Notes–19.92%
Argentina–2.10%
Argentine Republic Government International Bond
Sr. Unsec. Notes,
7.50%, 04/22/2026(b)		$543,000	552,502
7.63%, 04/22/2046(b)		289,000	284,665
			837,167

	Principal Amount	Value
Australia–0.52%
FMG Resources (August 2006) Pty. Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 11/01/2019(b)	$200,000	$209,035

Brazil–0.70%
Minerva Luxembourg S.A., REGS, Sr. Unsec. Gtd. Euro Notes, 7.75%, 01/31/2023(b)	200,000	204,250
Odebrecht Finance Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 5.25%, 06/27/2029(b)	200,000	73,500
		277,750

Canada–0.56%
Air Canada Pass Through Trust, Series 2015-1, Class B, Sec. Second Lien Pass Through Ctfs., 3.88%, 03/15/2023(b)	229,904	222,396

Colombia–0.08%
Pacific Exploration & Production Corp., REGS, Sr. Unsec. Gtd. Euro Notes, 5.63%, 01/19/2025(b)(d)	200,000	31,000

Gabon–0.43%
Gabon Government International Bond, Sr. Unsec. Bonds, 6.95%, 06/16/2025(b)	200,000	173,000

Ghana–0.50%
Ghana Government International Bond, Unsec. Gtd. Bonds, 10.75%, 10/14/2030(b)	200,000	198,000

Ireland–0.51%
Ardagh Packaging Finance PLC / Ardagh Holdings USA Inc, Sr. Unsec. Gtd. Notes, 7.25%, 05/15/2024(b)	200,000	203,000

Jamaica–0.46%
Digicel Group Ltd., REGS, Sr. Unsec. Gtd. Euro Notes, 6.75%, 03/01/2023(b)	200,000	181,375

Mexico–1.04%
Grupo Televisa S.A.B., Sr. Unsec. Global Notes, 6.13%, 01/31/2046	200,000	217,655
PLA Administradora Industrial, S. de R.L. de C.V., Sr. Unsec. Notes, 5.25%, 11/10/2022(b)	200,000	198,437
		416,092

Netherlands–1.79%
AerCap Ireland Capital Ltd./AerCap Global Aviation Trust, Sr. Unsec. Gtd. Global Notes, 4.63%, 10/30/2020	350,000	365,094
GTH Finance B.V., Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(b)	343,000	348,659
		713,753

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco International Total Return Fund

	Principal Amount	Value
Peru–0.77%
Lima Metro Line 2 Finance Ltd., Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	$300,000	$307,500

Switzerland–0.52%
UBS AG, Unsec. Sub. Medium-Term Euro Notes, 7.25%, 02/22/2022	200,000	206,873

United Kingdom–1.10%
HSBC Holdings PLC Jr. Unsec. Sub. Global Bonds,
6.38%(c)	202,000	196,193
5.63%(c)	250,000	243,361
		439,554

United States–8.84%
Ally Financial Inc., Unsec. Sub. Global Notes, 5.75%, 11/20/2025	143,000	145,324
Berry Plastics Corp., Sec. Gtd. Second Lien Notes, 6.00%, 10/15/2022(b)	301,000	315,674
Cantor Fitzgerald, L.P., Unsec. Notes, 6.50%, 06/17/2022(b)	246,000	254,197
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	100,000	102,625
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/01/2023	100,000	101,250
Crown Castle International Corp., Sr. Unsec. Global Notes, 3.70%, 06/15/2026	165,000	167,204
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	200,000	131,000
EarthLink Holdings Corp., Sr. Unsec. Gtd. Global Notes, 8.88%, 05/15/2019	149,000	152,725
EPR Properties, Sr. Unsec. Gtd. Global Notes, 4.50%, 04/01/2025	196,000	194,557
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	300,000	310,125
Frontier Communications Corp., Sr. Unsec. Notes, 11.00%, 09/15/2025(b)	300,000	305,250
JPMorgan Chase & Co., Series Z, Jr. Unsec. Sub. Global Notes, 5.30%(c)	300,000	301,500
Kaiser Aluminum Corp., Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2024(b)	143,000	146,932
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, (Acquired 08/21/2015; Cost $192,500)(b)	200,000	166,500
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Second Lien Notes, 9.25%, 05/15/2023(b)	191,000	199,117
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	200,000	207,500

	Principal Amount	Value
United States–(continued)
Wells Fargo & Co., Series U, Jr. Unsec. Sub. Global Notes, 5.88%(c)	$300,000	$321,750
		3,523,230
Total U.S.Dollar Denominated Bonds & Notes (Cost $7,914,830)		7,939,725

Collateralized Mortgage Obligations–5.27%
United States–5.27%
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(e)	165,968	165,957
BLCP Hotel Trust, Series 2014-CLRN, Class C, Floating Rate Pass Through Ctfs., 2.38%, 08/15/2029(b)(e)	450,000	441,998
COMM Mortgage Trust, Series 2013-LC6, Class B, Pass Through Ctfs., 3.74%, 01/10/2046	300,000	313,371
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.31%, 04/19/2036(e)	234,030	200,773
JP Morgan Mortgage Trust
Series 2007-A1, Class 2A2,
Floating Rate Pass Through Ctfs.,
2.71%, 07/25/2035(e)	258,684	253,077
Series 2007-A4, Class 3A1,
Floating Rate Pass Through Ctfs.,
4.62%, 06/25/2037(e)	246,733	221,827
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.58%, 11/25/2035(e)	155,500	150,524
WaMu Mortgage Pass-Through Trust, Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.43%, 10/25/2035(e)	231,863	220,335
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.75%, 08/25/2035(e)	136,489	133,982
Total Collateralized Mortgage Obligations (Cost $2,122,248)		2,101,844

	Shares
Money Market Funds–0.28%
Liquid Assets Portfolio–Institutional Class, 0.44%(f)	56,894	56,894
Premier Portfolio–Institutional Class, 0.39%(f)	56,894	56,894
Total Money Market Funds (Cost $113,788)		113,788
TOTAL INVESTMENTS–95.12% (Cost $36,385,588)		37,916,301
OTHER ASSETS LESS LIABILITIES–4.88%		1,946,653
NET ASSETS–100.00%		$39,862,954

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco International Total Return Fund

Investment Abbreviations:

AUD	– Australian Dollar
CAD	– Canadian Dollar
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
Gtd.	– Guaranteed
JPY	– Japanese Yen
Jr.	– Junior
KRW	– South Korean Won
MXN	– Mexican New Peso
NOK	– Norwegian Krona
PLN	– Poland Zloty
REGS	– Regulation S
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $12,595,653, which represented 31.60% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Defaulted security. Currently, the issuer is in default with respect to principal and/or interest payments. The value of this security at April 30, 2016 represented less than 1% of the Fund’s Net Assets.
(e)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2016.
(f)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Sovereign Debt	48.4%
Financials	21.6
Collateralized Mortgage Obligations	5.3
Energy	4.2
Industrials	3.6
Telecommunication Services	2.8
Utilities	2.6
Materials	2.5
Consumer Staples	1.7
Consumer Discretionary	1.7
Information Technology	0.4
Money Market Funds Plus Other Assets Less Liabilities	5.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco International Total Return Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $36,271,800)	$37,802,513
Investments in affiliated money market funds, at value and cost	113,788
Total investments, at value (Cost $36,385,588)	37,916,301
Foreign currencies, at value (Cost $685,186)	671,232
Receivable for:
Deposits with brokers for open futures contracts	165,000
Investments sold	2,706,251
Variation margin — futures contracts	42,392
Fund shares sold	217,032
Dividends and interest	412,489
Fund expenses absorbed	7,994
Swaps receivables	282
Premiums paid on swap agreements — OTC	450
Investment for trustee deferred compensation and retirement plans	33,891
Unrealized appreciation on forward foreign currency contracts outstanding	599,631
Other assets	46,021
Total assets	42,818,966

Liabilities:
Payable for:
Investments purchased	2,661,830
Fund shares reacquired	9,091
Options written, at value (premiums received $5,012)	4,675
Amount due custodian	2,333
Variation margin — centrally cleared swap agreements	1,221
Accrued fees to affiliates	29,054
Accrued trustees’ and officers’ fees and benefits	1,513
Accrued other operating expenses	44,376
Trustee deferred compensation and retirement plans	35,992
Unrealized depreciation on forward foreign currency contracts outstanding	149,420
Unrealized depreciation on swap agreements outstanding — OTC	16,507
Total liabilities	2,956,012
Net assets applicable to shares outstanding	$39,862,954

Net assets consist of:
Shares of beneficial interest	$40,149,282
Undistributed net investment income	121,262
Undistributed net realized gain (loss)	(2,267,433)
Net unrealized appreciation	1,859,843
$39,862,954

Net Assets:
Class A	$28,323,647
Class B	$634,015
Class C	$5,250,156
Class Y	$5,643,413
Class R5	$860
Class R6	$10,863

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,666,127
Class B	59,764
Class C	495,334
Class Y	531,554
Class R5	81
Class R6	1,023
Class A:
Net asset value per share	$10.62
Maximum offering price per share
(Net asset value of $10.62 ÷ 95.75%)	$11.09
Class B:
Net asset value and offering price per share	$10.61
Class C:
Net asset value and offering price per share	$10.60
Class Y:
Net asset value and offering price per share	$10.62
Class R5:
Net asset value and offering price per share	$10.62
Class R6:
Net asset value and offering price per share	$10.62

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco International Total Return Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $2,726)	$808,507
Dividends from affiliated money market funds	1,475
Total investment income	809,982

Expenses:
Advisory fees	150,622
Administrative services fees	24,863
Custodian fees	16,236
Distribution fees:
Class A	31,775
Class B	3,846
Class C	25,383
Transfer agent fees — A, B, C and Y	53,841
Transfer agent fees — R6	55
Trustees’ and officers’ fees and benefits	9,940
Registration and filing fees	36,525
Reports to shareholders	9,276
Professional services fees	27,769
Other	16,098
Total expenses	406,229
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(148,867)
Net expenses	257,362
Net investment income	552,620

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,145,604)
Foreign currencies	(20,199)
Forward foreign currency contracts	483,048
Futures contracts	203,954
Option contracts written	7,783
Swap agreements	(205,063)
(1,676,081)
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,948,771
Foreign currencies	(5,076)
Forward foreign currency contracts	482,147
Futures contracts	(3,498)
Option contracts written	(9,361)
Swap agreements	(139,721)
4,273,262
Net realized and unrealized gain	2,597,181
Net increase in net assets resulting from operations	$3,149,801

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco International Total Return Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$552,620	$977,757
Net realized gain (loss)	(1,676,081)	(3,538,480)
Change in net unrealized appreciation (depreciation)	4,273,262	(564,679)
Net increase (decrease) in net assets resulting from operations	3,149,801	(3,125,402)

Distributions to shareholders from net investment income:
Class A	(149,101)	—
Class B	(1,715)	—
Class C	(11,512)	—
Class Y	(24,862)	—
Class R5	(5)	—
Class R6	(72,820)	—
Total distributions from net investment income	(260,015)	—

Return of Capital:
Class A	—	(334,679)
Class B	—	(5,037)
Class C	—	(22,195)
Class Y	—	(34,332)
Class R5	—	(404)
Class R6	—	(234,598)
Total return of capital	—	(631,245)

Distributions to shareholders from net realized gains:
Class A	—	(424,234)
Class B	—	(23,164)
Class C	—	(82,956)
Class Y	—	(58,822)
Class R5	—	(1,571)
Class R6	—	(190,546)
Total distributions from net realized gains	—	(781,293)

Share transactions–net:
Class A	(177,090)	(3,774,867)
Class B	(313,880)	(848,162)
Class C	(153,952)	(969,761)
Class Y	3,475,162	(3,026,142)
Class R5	—	(113,619)
Class R6	(19,308,920)	8,002,329
Net increase (decrease) in net assets resulting from share transactions	(16,478,680)	(730,222)
Net increase (decrease) in net assets	(13,588,894)	(5,268,162)

Net assets:
Beginning of period	53,451,848	58,720,010
End of period (includes undistributed net investment income of $121,262 and $ (171,343), respectively)	$39,862,954	$53,451,848

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco International Total Return Fund

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco International Total Return Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is total return, comprised of current income and capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class Y, Class R5 and Class R6 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates

12                         Invesco International Total Return Fund

depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the

13                         Invesco International Total Return Fund

Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Call Options Written and Purchased — The Fund may write call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. An uncovered call option exists without the ownership of the underlying security. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing an uncovered call option is that the Fund may incur significant losses if the value of the written security exceeds the exercise price of the option.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

14                         Invesco International Total Return Fund

M.	Put Options Written and Purchased — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

N.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

15                         Invesco International Total Return Fund

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.65%
Next $250 million	0.59%
Next $500 million	0.565%
Next $1.5 billion	0.54%
Next $2.5 billion	0.515%
Next $5 billion	0.49%
Over $10 billion	0.465%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares to 1.10%, 1.85%, 1.85%, 0.85%, 0.85% and 0.85%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $94,971 and reimbursed class level expenses of $39,692, $1,201, $7,927, $4,781 and $55 of Class A, Class B, Class C, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

16                         Invesco International Total Return Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B and Class C shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and Class C shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $1,690 in front-end sales commissions from the sale of Class A shares and $10, $203 and $40 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$113,788	$—	$—	$113,788
Collateralized Mortgage Obligations	—	2,101,844	—	2,101,844
Corporate Debt Securities	—	16,569,136	—	16,569,136
Foreign Sovereign Debt Securities	—	19,131,533	—	19,131,533
	113,788	37,802,513	—	37,916,301
Forward Foreign Currency Contracts*	—	450,211	—	450,211
Futures Contracts*	16,428	—	—	16,428
Options Written*	—	(4,675)	—	(4,675)
Swap Agreements*	—	(139,721)	—	(139,721)
Total Investments	$130,216	$38,108,328	$—	$38,238,544

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

17                         Invesco International Total Return Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(6,849)
Currency risk:
Forward foreign currency contracts(b)	599,631	(149,420)
Options written(c)	—	(4,675)
Equity risk:
Swap agreements(d)	—	(16,507)
Interest rate risk:
Futures contracts(e)	16,428	—
Swap agreements(a)	—	(116,365)
Total	$616,059	$(293,816)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Options written, at value.
(d)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements outstanding.
(e)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$—	$—	$2,919
Currency risk	483,048	—	12,665	7,783	—
Equity risk	—	—	—	—	282
Interest rate risk	—	203,954	—	—	(208,264)
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	$—	$—	$—	$—	$(6,849)
Currency risk	482,147	—	—	(9,361)	—
Equity risk	—	—	—	—	(16,507)
Interest rate risk	—	(3,498)	—	—	(116,365)
Total	$965,195	$200,456	$12,665	$(1,578)	$(344,784)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$65,642,166	3,961,410	$2,056,500	$1,450,000	$8,166,667

18                         Invesco International Total Return Fund

Open Forward Foreign Currency Contracts
Settlement Date		Contract to				Notional Value	Unrealized Appreciation (Depreciation)
	Counterparty	Deliver		Receive
05/02/16	RBC Capital Markets Corp.	CAD	300,000	USD	239,286	$239,072	$214
05/02/16	Goldman Sachs International	JPY	24,495,600	CAD	300,000	207,032	8,867
05/02/16	Goldman Sachs International	JPY	60,000,000	USD	507,852	563,870	(56,018)
05/02/16	Merrill Lynch International	JPY	5,504,400	USD	50,918	51,729	(811)
05/02/16	Goldman Sachs International	USD	771,903	JPY	771,903	845,805	73,902
05/31/16	Goldman Sachs International	CLP	400,000,000	USD	584,197	603,849	(19,652)
05/31/16	Goldman Sachs International	USD	598,712	CLP	598,712	603,849	5,137
06/02/16	Goldman Sachs International	USD	391,423	BRL	391,422	402,355	10,932
06/13/16	Deutsche Bank Securities Inc.	CNY	2,157,810	USD	338,003	332,089	5,914
06/13/16	Deutsche Bank Securities Inc.	CNY	6,533,500	USD	1,000,000	1,005,512	(5,512)
06/13/16	Citigroup Global Markets Inc.	USD	986,205	CNY	986,204	1,005,512	19,307
06/13/16	Deutsche Bank Securities Inc.	USD	340,000	CNY	340,000	332,089	(7,911)
07/29/16	Merrill Lynch International	AUD	939,000	USD	721,404	711,353	10,051
07/29/16	RBC Capital Markets Corp.	CAD	896,584	USD	707,146	714,499	(7,353)
07/29/16	RBC Capital Markets Corp.	CAD	496,950	USD	391,951	396,026	(4,075)
07/29/16	Deutsche Bank Securities Inc.	GBP	103,819	USD	150,449	151,739	(1,290)
07/29/16	Goldman Sachs International	JPY	21,803,508	MXN	3,600,000	202,498	1,916
07/29/16	Deutsche Bank Securities Inc.	KRW	270,000,000	USD	234,579	235,272	(693)
07/29/16	JPMorgan Chase Bank, N.A.	KRW	1,030,000,000	USD	895,014	897,519	(2,505)
07/29/16	Morgan Stanley & Co. LLC	MXN	9,339,113	USD	525,422	537,963	(12,541)
07/29/16	Goldman Sachs International	MYR	1,700,000	USD	432,901	433,314	(413)
07/29/16	Merrill Lynch International	NOK	5,210,018	USD	633,708	646,790	(13,082)
07/29/16	Citigroup Global Markets Inc.	PLN	2,400,000	USD	617,522	627,585	(10,063)
07/29/16	Barclays Bank PLC	SGD	1,200,000	USD	885,563	890,724	(5,161)
07/29/16	Goldman Sachs International	SGD	320,000	JPY	25,506,560	233,096	2,823
07/29/16	Barclays Bank PLC	USD	368,985	SGD	500,000	371,135	2,150
07/29/16	Citigroup Global Markets Inc.	USD	161,541	MXN	2,800,000	161,289	(252)
07/29/16	Goldman Sachs International	USD	741,071	INR	50,000,000	741,389	318
07/29/16	Goldman Sachs International	USD	415,123	RUB	28,000,000	422,085	6,962
07/29/16	Goldman Sachs International	USD	170,387	THB	6,000,000	171,473	1,086
07/29/16	JPMorgan Chase Bank, N.A.	USD	662,736	TRY	1,930,000	673,588	10,852
07/29/16	JPMorgan Chase Bank, N.A.	USD	236,623	TRY	680,000	237,326	703
07/29/16	Merrill Lynch International	USD	5,811,656	EUR	5,139,279	5,901,662	90,006
07/29/16	Merrill Lynch International	USD	6,846,464	JPY	759,210,608	7,154,079	307,615
07/29/16	Merrill Lynch International	USD	450,843	JPY	50,000,000	471,152	20,309
07/29/16	Merrill Lynch International	USD	51,047	JPY	5,504,400	51,868	821
07/29/16	Merrill Lynch International	USD	711,070	SEK	5,776,872	721,173	10,103
07/29/16	Morgan Stanley & Co. LLC	USD	399,338	MXN	7,000,000	403,222	3,884
07/29/16	RBC Capital Markets Corp.	USD	239,295	CAD	300,000	239,074	(221)
10/24/16	Goldman Sachs International	CNY	3,212,750	USD	491,886	489,190	2,696
10/24/16	Goldman Sachs International	CNY	3,259,500	USD	498,624	496,308	2,316
11/21/16	Goldman Sachs International	CNY	3,500,000	USD	529,728	531,595	(1,867)
04/28/17	Deutsche Bank Securities Inc.	CNY	2,664,200	USD	400,000	399,253	747
Total Open Forward Foreign Currency Contracts — Currency Risk							$450,211
Currency Abbreviations:

AUD	– Australian Dollar
BRL	– Brazilian Real
CAD	– Canadian Dollar
CLP	– Chilean Peso
CNY	– Chinese Renminbi

EUR	– Euro
GBP	– British Pound Sterling
INR	– Indian Rupee
JPY	– Japanese Yen
KRW	– South Korean Won

MXN	– Mexican New Peso
MYR	– Malaysian Ringgit
NOK	– Norwegian Krone
PLN	– Polish Zloty
RUB	– Russian Rouble

SEK	– Swedish Krona
SGD	– Singapore Dollar
THB	– Thai Baht
TRY	– New Turkish Lira
USD	– U.S. Dollar

19                         Invesco International Total Return Fund

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
Long Gilt Bonds	Short	8	June-2016	$(1,398,028)	$14,019
U.S. Treasury Ultra Bonds	Short	12	June-2016	(2,056,125)	2,409
Total Futures Contracts — Interest Rate Risk					$16,428

(a)	Futures collateralized by $165,000 cash held with Merrill Lynch International, the futures commission merchant.

Open Over-The-Counter Foreign Currency Options Written — Currency Risk
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value	Value	Unrealized Appreciation
USD vs CNY	Call	Deutsche Bank Securities Inc.	04/26/17	CNY	7.25	$(5,012)	$400,000	$4,675	$337

Abbreviations:

CNY	– Chinese Renminbi
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) Inc./ICE	Markit CDX North America High Yield Index, Series 26, Version 1	Sell	(5.00)%	06/20/21	4.35%	$(1,000,000)	$(22,401)	$(6,849)

Abbreviations:

ICE	– Intercontinental Exchange

(a)	Implied credit spreads represent the current level as of April 30, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements — Interest Rate Risk
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) Inc./CME	Receive	3 Month USD LIBOR	1.65%	11/19/20	$(6,000,000)	$(116,365)

Abbreviations:

CME	– Chicago Mercantile Exchange
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Open Over-The-Counter Total Return Swap Agreements — Equity Risk
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Receive a return equal to the 3 Month USD LIBOR and pay an amount equal to the return on the iBOXX USD Liquid High Yield Index.	Short	Citigroup Global Markets Inc.	10,000	06/20/16	$(1,000,000)	$450	$(16,507)

Abbreviations:

LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

20                         Invesco International Total Return Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
Barclays Bank PLC(a)	$2,150	$(2,150)	$—	$—	$—
Citigroup Global Markets Inc.(a)	19,307	(10,315)	—	—	8,992
Deutsche Bank Securities Inc.(a)	6,661	(6,661)	—	—	—
Goldman Sachs International(a)	116,955	(77,950)	—	—	39,005
JPMorgan Chase Bank, N.A.(a)	11,555	(2,505)	—	—	9,050
Merrill Lynch International(a)	438,905	(13,893)	—	—	425,012
Morgan Stanley & Co. LLC(a)	3,884	(3,884)	—	—	—
RBC Capital Markets Corp.(a)	214	(214)	—	—	—
Citigroup Global Markets Inc.(b)	732	(732)	—	—	—
Total	$600,363	$(118,304)	$—	$—	$482,059

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
Barclays Bank PLC(a)	$5,161	$(2,150)	$—	$—	$3,011
Citigroup Global Markets Inc.(a)	10,315	(10,315)	—	—	—
Deutsche Bank Securities Inc.(a)	15,406	(6,661)	—	—	8,745
Goldman Sachs International(a)	77,950	(77,950)	—	—	—
JPMorgan Chase Bank, N.A.(a)	2,505	(2,505)	—	—	—
Merrill Lynch International(a)	13,893	(13,893)	—	—	—
Morgan Stanley & Co. LLC(a)	12,541	(3,884)	—	—	8,657
RBC Capital Markets Corp.(a)	11,649	(214)	—	—	11,435
Credit Suisse Securities (USA) Inc.(c)	123,214	—	—	—	123,214
Citigroup Global Markets Inc.(b)	16,507	(732)	—	—	15,775
Deutsche Bank Securities Inc.(d)	4,675	—	—	—	4,675
Total	$293,816	$(118,304)	$—	$—	$175,512

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements — OTC Counterparty.
(c)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).
(d)	Options written — OTC Counterparty.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $240.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

21                         Invesco International Total Return Fund

NOTE 7—Cash Balances

The Fund may borrow for leveraging in an amount up to 5% of the Fund’s total assets (excluding the amount borrowed) at the time the borrowing is made. In doing so, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate. The Fund may not purchase additional securities when any borrowings from banks exceed 5% of the Fund’s total assets.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$602,929	$602,929

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $36,224,937 and $49,666,435, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$1,995,221
Aggregate unrealized (depreciation) of investment securities	(612,506)
Net unrealized appreciation of investment securities	$1,382,715

Cost of investments for tax purposes is $36,533,586.

22                         Invesco International Total Return Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	328,217	$3,312,655	559,131	$5,613,328
Class B	4,403	44,226	2,353	23,757
Class C	129,375	1,259,071	140,867	1,399,589
Class Y	483,371	4,730,084	50,488	513,631
Class R5	—	—	540	5,481
Class R6	129,242	1,243,270	757,993	7,670,289

Issued as reinvestment of dividends:
Class A	13,904	137,710	69,310	709,542
Class B	162	1,600	2,631	27,181
Class C	1,023	10,109	9,824	101,226
Class Y	1,981	19,927	6,150	63,098
Class R5	—	—	188	1,953
Class R6	7,558	72,784	41,767	425,144

Automatic conversion of Class B shares to Class A shares:
Class A	26,614	264,430	34,527	347,816
Class B	(26,658)	(264,430)	(34,569)	(347,816)

Reacquired:
Class A	(396,788)	(3,891,885)	(1,040,878)	(10,445,553)
Class B	(9,833)	(95,276)	(54,554)	(551,284)
Class C	(145,722)	(1,423,132)	(247,025)	(2,470,576)
Class Y	(128,913)	(1,274,849)	(350,943)	(3,602,871)
Class R5	—	—	(11,766)	(121,053)
Class R6(b)	(2,114,835)	(20,624,974)	(9,013)	(93,104)
Net increase (decrease) in share activity	(1,696,899)	$(16,478,680)	(72,979)	$(730,222)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 43% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
(b)	On February 18, 2016, 2,112,864 Class R6 Shares valued at $20,600,421 were redeemed by affiliated mutual funds.

23                         Invesco International Total Return Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of Capital	Total distributions	Net asset value, end of period(b)	Total return(c)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(d)
Class A
Six months ended 04/30/16	$9.81	$0.12	$0.75	$0.87	$(0.06)	$—	$—	$(0.06)	$10.62	8.89%	$28,324	1.10	%(e)	1.82	%(e)	2.40	%(e)	83%
Year ended 10/31/15	10.63	0.18	(0.74)	(0.56)	—	(0.14)	(0.12)	(0.26)	9.81	(5.38)	26,426	1.10		1.72		1.79		135
Year ended 10/31/14	11.07	0.20	(0.30)	(0.10)	(0.12)	(0.22)	—	(0.34)	10.63	(0.97)	32,668	1.10		1.68		1.83		237
Year ended 10/31/13	11.37	0.18	(0.37)	(0.19)	(0.11)	—	—	(0.11)	11.07	(1.68)	33,019	1.10		1.68		1.65		233
Year ended 10/31/12	11.63	0.16	0.20	0.36	(0.39)	(0.12)	(0.11)	(0.62)	11.37	3.42	40,771	1.10		1.57		1.46		119
Year ended 10/31/11	12.22	0.19	0.16	0.35	(0.58)	(0.36)	—	(0.94)	11.63	3.37	47,162	1.10		1.58		1.64		226
Class B
Six months ended 04/30/16	9.79	0.08	0.76	0.84	(0.02)	—	—	(0.02)	10.61	8.61	634	1.85	(e)	2.57	(e)	1.65	(e)	83
Year ended 10/31/15	10.62	0.10	(0.75)	(0.65)	—	(0.14)	(0.04)	(0.18)	9.79	(6.19)	898	1.85		2.47		1.04		135
Year ended 10/31/14	11.05	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.62	(1.63)	1,867	1.85		2.43		1.08		237
Year ended 10/31/13	11.36	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.05	(2.50)	2,850	1.85		2.43		0.90		233
Year ended 10/31/12	11.61	0.08	0.20	0.28	(0.30)	(0.12)	(0.11)	(0.53)	11.36	2.72	4,430	1.85		2.32		0.71		119
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	—	(0.85)	11.61	2.66	5,934	1.85		2.33		0.89		226
Class C
Six months ended 04/30/16	9.79	0.08	0.75	0.83	(0.02)	—	—	(0.02)	10.60	8.51	5,250	1.85	(e)	2.57	(e)	1.65	(e)	83
Year ended 10/31/15	10.61	0.10	(0.74)	(0.64)	—	(0.14)	(0.04)	(0.18)	9.79	(6.10)	4,998	1.85		2.47		1.04		135
Year ended 10/31/14	11.04	0.12	(0.30)	(0.18)	(0.03)	(0.22)	—	(0.25)	10.61	(1.63)	6,441	1.85		2.43		1.08		237
Year ended 10/31/13	11.35	0.10	(0.38)	(0.28)	(0.03)	—	—	(0.03)	11.04	(2.50)	5,562	1.85		2.43		0.90		233
Year ended 10/31/12	11.61	0.07	0.20	0.27	(0.30)	(0.12)	(0.11)	(0.53)	11.35	2.63	8,016	1.85		2.32		0.71		119
Year ended 10/31/11	12.19	0.10	0.17	0.27	(0.49)	(0.36)	—	(0.85)	11.61	2.65	10,782	1.85		2.33		0.89		226
Class Y
Six months ended 04/30/16	9.80	0.13	0.76	0.89	(0.07)	—	—	(0.07)	10.62	9.14	5,643	0.85	(e)	1.57	(e)	2.65	(e)	83
Year ended 10/31/15	10.63	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.80	(5.23)	1,716	0.85		1.47		2.04		135
Year ended 10/31/14	11.06	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.63	(0.63)	4,989	0.85		1.43		2.08		237
Year ended 10/31/13	11.37	0.21	(0.39)	(0.18)	(0.13)	—	—	(0.13)	11.06	(1.52)	982	0.85		1.43		1.90		233
Year ended 10/31/12	11.63	0.19	0.20	0.39	(0.42)	(0.12)	(0.11)	(0.65)	11.37	3.68	1,105	0.85		1.32		1.71		119
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	—	(0.97)	11.63	3.63	1,322	0.85		1.33		1.89		226
Class R5
Six months ended 04/30/16	9.81	0.13	0.75	0.88	(0.07)	—	—	(0.07)	10.62	9.02	1	0.85	(e)	1.26	(e)	2.65	(e)	83
Year ended 10/31/15	10.64	0.21	(0.76)	(0.55)	—	(0.14)	(0.14)	(0.28)	9.81	(5.23)	1	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.30)	(0.07)	(0.14)	(0.22)	—	(0.36)	10.64	(0.63)	118	0.85		1.15		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	282	0.85		1.16		1.90		233
Year ended 10/31/12	11.63	0.19	0.20	0.39	(0.42)	(0.12)	(0.11)	(0.65)	11.37	3.68	221	0.85		1.07		1.71		119
Year ended 10/31/11	12.22	0.22	0.16	0.38	(0.61)	(0.36)	—	(0.97)	11.63	3.63	4,696	0.85		1.08		1.89		226
Class R6
Six months ended 04/30/16	9.81	0.13	0.75	0.88	(0.07)	—	—	(0.07)	10.62	9.02	11	0.85	(e)	1.26	(e)	2.65	(e)	83
Year ended 10/31/15	10.63	0.20	(0.74)	(0.54)	—	(0.14)	(0.14)	(0.28)	9.81	(5.14)	19,413	0.85		1.16		2.04		135
Year ended 10/31/14	11.07	0.23	(0.31)	(0.08)	(0.14)	(0.22)	—	(0.36)	10.63	(0.72)	12,637	0.85		1.14		2.08		237
Year ended 10/31/13	11.37	0.21	(0.38)	(0.17)	(0.13)	—	—	(0.13)	11.07	(1.43)	8,752	0.85		1.16		1.90		233
Year ended 10/31/12(f)	11.40	0.02	(0.05)	(0.03)	—	—	—	—	11.37	(0.26)	5,493	0.85	(g)	1.10	(g)	1.71	(g)	119

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest for Class A, Class B, Class C, Class Y and Class R5 shares which were less than $0.005 per share for the fiscal years ended October 31, 2012 and prior.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $25,560, $773, $5,105, $3,079, $1 and $12,083 for Class A, Class B, Class C, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of September 24, 2012.
(g)	Annualized.

24                         Invesco International Total Return Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,088.90	$5.71	$1,019.39	$5.52	1.10%
B	1,000.00	1,086.10	9.60	1,015.66	9.27	1.85
C	1,000.00	1,085.10	9.59	1,015.66	9.27	1.85
Y	1,000.00	1,091.40	4.42	1,020.64	4.27	0.85
R5	1,000.00	1,090.20	4.42	1,020.64	4.27	0.85
R6	1,000.00	1,090.20	4.42	1,020.64	4.27	0.85

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

25                         Invesco International Total Return Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	ITR-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Long/Short Equity Fund
Nasdaq:
A: LSQAX ¡ C: LSQCX ¡ R: LSQRX ¡ Y: LSQYX ¡ R5: LSQFX ¡ R6: LSQSX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
12 Financial Statements
15 Notes to Financial Statements
22 Financial Highlights
23 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes
Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.10%
Class C Shares	-3.38
Class R Shares	-3.07
Class Y Shares	-2.91
Class R5 Shares	-2.91
Class R6 Shares	-2.91
S&P 500 Index▼ (Broad Market Index)	0.43
Citigroup 90-Day Treasury Bill Index▼ (Style-Specific Index)	0.09
Lipper Alternative Long/Short Equity Index■ (Peer Group Index)	-1.73

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Citigroup 90-Day Treasury Bill Index is an unmanaged index representative of three-month Treasury bills.

The Lipper Alternative Long/Short Equity Index is an unmanaged index considered representative of domestic or foreign funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	2.27%
1 Year	-0.15

Class C Shares
Inception (12/19/13)	3.96%
1 Year	3.85

Class R Shares
Inception (12/19/13)	4.52%
1 Year	5.49

Class Y Shares
Inception (12/19/13)	5.02%
1 Year	5.88

Class R5 Shares
Inception (12/19/13)	5.02%
1 Year	5.88

Class R6 Shares
Inception (12/19/13)	5.02%
1 Year	5.88

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/19/13)	4.08%
1 Year	0.75

Class C Shares
Inception (12/19/13)	5.88%
1 Year	4.83

Class R Shares
Inception (12/19/13)	6.41%
1 Year	6.37

Class Y Shares
Inception (12/19/13)	6.93%
1 Year	6.85

Class R5 Shares
Inception (12/19/13)	6.93%
1 Year	6.85

Class R6 Shares
Inception (12/19/13)	6.93%
1 Year	6.85

may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.78%, 3.53%, 3.03%, 2.53%, 2.40% and 2.40%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2 Invesco Long/Short Equity Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Long/Short Equity Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–86.69%
Aerospace & Defense–5.75%
B/E Aerospace, Inc.	21,900	$1,064,997
Huntington Ingalls Industries, Inc.	7,650	1,107,490
L-3 Communications Holdings, Inc.	8,350	1,098,275
Spirit AeroSystems Holdings Inc.–Class A(b)	17,850	841,628
		4,112,390

Agricultural & Farm Machinery–1.56%
AGCO Corp.	20,850	1,114,849

Agricultural Products–1.65%
Ingredion Inc.	10,250	1,179,672

Air Freight & Logistics–1.02%
Expeditors International of Washington, Inc.	14,750	731,748

Apparel Retail–1.47%
Urban Outfitters, Inc.(b)	34,600	1,049,072

Apparel, Accessories & Luxury Goods–2.86%
Lululemon Athletica Inc.(b)	16,600	1,088,130
PVH Corp.	10,050	960,780
		2,048,910

Application Software–0.98%
Nuance Communications, Inc.(b)	40,850	701,803

Auto Parts & Equipment–1.05%
Lear Corp.	6,500	748,345

Biotechnology–2.94%
Ionis Pharmaceuticals, Inc.(b)	26,650	1,091,850
United Therapeutics Corp.(b)	9,650	1,015,180
		2,107,030

Building Products–1.03%
Masco Corp.	24,000	737,040

Coal & Consumable Fuels–1.46%
Cameco Corp. (Canada)	83,550	1,045,210

Commodity Chemicals–1.60%
Westlake Chemical Corp.	22,750	1,141,822

Communications Equipment–2.86%
F5 Networks, Inc.(b)	9,900	1,037,025
Juniper Networks, Inc.	43,050	1,007,370
		2,044,395

Computer & Electronics Retail–2.13%
Best Buy Co., Inc.	10,750	344,860
GameStop Corp.–Class A	35,950	1,179,160
		1,524,020

	Shares	Value
Construction & Engineering–4.09%
Fluor Corp.	22,250	$1,216,185
Jacobs Engineering Group, Inc.(b)	8,800	392,304
Quanta Services, Inc.(b)	55,650	1,320,018
		2,928,507

Construction Machinery & Heavy Trucks–1.63%
Allison Transmission Holdings, Inc.	40,600	1,169,686

Consumer Finance–2.14%
Navient Corp.	91,350	1,248,754
Santander Consumer USA Holdings Inc.(b)	21,700	285,789
		1,534,543

Data Processing & Outsourced Services–4.37%
Vantiv, Inc.–Class A(b)	20,650	1,126,251
Western Union Co. (The)	55,100	1,102,000
Xerox Corp.	93,820	900,672
		3,128,923

Electric Utilities–0.40%
Entergy Corp.	3,820	287,188

Fertilizers & Agricultural Chemicals–1.23%
Mosaic Co. (The)	31,450	880,286

Gas Utilities–0.51%
National Fuel Gas Co.	6,550	363,525

Gold–0.66%
Newmont Mining Corp.	13,550	473,844

Health Care Equipment–0.57%
Hologic, Inc.(b)	12,200	409,798

Home Furnishings–0.46%
Leggett & Platt, Inc.	6,750	332,708

Homebuilding–1.55%
D.R. Horton, Inc.	36,950	1,110,717

Hotels, Resorts & Cruise Lines–1.51%
Carnival Corp.	22,000	1,079,100

Human Resource & Employment Services–1.42%
ManpowerGroup Inc.	13,200	1,016,796

Independent Power Producers & Energy Traders–1.74%
Calpine Corp.(b)	78,900	1,245,042

Industrial REIT’s–0.28%
Prologis, Inc.	4,400	199,804

Integrated Oil & Gas–0.10%
Cenovus Energy Inc. (Canada)	4,600	72,864

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Long/Short Equity Fund

	Shares	Value
Internet Software & Services–4.15%
Akamai Technologies, Inc.(b)	19,850	$1,012,151
IAC/InterActiveCorp	18,500	857,290
VeriSign, Inc.(b)	12,700	1,097,280
		2,966,721

Investment Banking & Brokerage–1.46%
E*TRADE Financial Corp.(b)	41,650	1,048,747

IT Consulting & Other Services–2.73%
CGI Group Inc.–Class A (Canada)(b)	1,250	57,113
Leidos Holdings, Inc.	23,350	1,158,393
Teradata Corp.(b)	29,150	737,495
		1,953,001

Leisure Products–0.50%
Hasbro, Inc.	4,250	359,720

Life & Health Insurance–3.54%
Lincoln National Corp.	28,800	1,251,360
Unum Group	37,550	1,284,585
		2,535,945

Mortgage REIT’s–2.43%
American Capital Agency Corp.	57,900	1,063,623
Annaly Capital Management Inc.	64,650	673,653
		1,737,276

Office REIT’s–0.32%
Alexandria Real Estate Equities, Inc.	2,450	227,728

Oil & Gas Drilling–3.59%
Ensco PLC–Class A	12,050	144,118
Noble Corp. PLC (United Kingdom)	94,900	1,065,727
Transocean Ltd.	122,550	1,357,854
		2,567,699

Oil & Gas Equipment & Services–0.96%
FMC Technologies, Inc.(b)	22,550	687,550

Oil & Gas Exploration & Production–2.17%
Denbury Resources Inc.	134,150	517,819
Newfield Exploration Co.(b)	28,500	1,033,125
		1,550,944

Oil & Gas Refining & Marketing–3.27%
HollyFrontier Corp.	32,900	1,171,240
Tesoro Corp.	14,650	1,167,458
		2,338,698

Packaged Foods & Meats–0.54%
Pilgrim’s Pride Corp.(b)	14,350	386,159

	Shares	Value
Reinsurance–0.33%
Reinsurance Group of America, Inc.	2,500	$238,050

Restaurants–1.73%
Darden Restaurants, Inc.	16,800	1,045,800
McDonald’s Corp.	1,500	189,735
		1,235,535

Retail REIT’s–1.31%
Brixmor Property Group, Inc.	35,250	890,062
Urban Edge Properties	1,725	44,747
		934,809

Semiconductors–0.84%
NVIDIA Corp.	14,750	524,068
Xilinx, Inc.	1,850	79,698
		603,766

Soft Drinks–0.35%
Dr Pepper Snapple Group, Inc.	2,750	250,003

Specialized REIT’s–0.01%
Four Corners Property Trust, Inc.	604	10,721

Specialty Properties–0.63%
Extra Space Storage Inc.	5,300	450,235

Systems Software–0.23%
CA, Inc.	5,550	164,613

Technology Hardware, Storage & Peripherals–1.39%
NetApp, Inc.	41,950	991,698

Tires & Rubber–1.28%
Goodyear Tire & Rubber Co. (The)	31,600	915,452

Trading Companies & Distributors–1.91%
HD Supply Holdings, Inc.(b)	39,850	1,366,058
Total Common Stocks & Other Equity Interests (Cost $58,454,166)		62,040,765

Money Market Funds–13.18%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	4,714,313	4,714,313
Premier Portfolio–Institutional Class, 0.39%(c)	4,714,313	4,714,313
Total Money Market Funds (Cost $9,428,626)		9,428,626
TOTAL INVESTMENTS–99.87% (Cost $67,882,792)		71,469,391
OTHER ASSETS LESS LIABILITIES–0.13%		92,558
NET ASSETS–100.00%		$71,561,949

Investment Abbreviations:

REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Long/Short Equity Fund

Open Total Return Swap Agreements
Reference Entity	Counterparty	Expiration Dates	Floating Rate Index(1)	Notional Amount	Unrealized Appreciation (Depreciation)		Net Value of Reference Entities
Equity Securities — Long	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	$71,952,977	$(421,880	)(2)	$71,432,069
Equity Securities — Short	Morgan Stanley & Co. LLC	12/21/2017	Federal Funds floating rate	(72,052,258)	434,886	(3)	(71,602,833)
Total Return Swap Agreements — Equity Risk					$13,006		(170,764)

(1)	The Fund receives or pays the total return on the long and short positions underlying the total return swap and pays or receives a specific Federal Funds floating rate.
(2)	Amount includes $99,028 of dividends receivable and fees from the Fund to the Counterparty.
(3)	Amount includes $(14,539) of dividends payable and fees from the Fund to the Counterparty.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Long/Short Equity Fund

The following table represents the individual long and short positions and related values of equity securities underlying the total return swap with Morgan Stanley & Co. LLC as of April 30, 2016

	Shares	Value
Equity Securities–Long
Aerospace & Defense
Boeing Co. (The)	8,900	$1,199,720
L-3 Communications Holdings, Inc.	800	105,224
Spirit AeroSystems, Inc.	4,900	231,035
		1,535,979

Agricultural & Farm Machinery
AGCO Corp.	350	18,714

Air Freight & Logistics
Expeditors International of Washington, Inc.	7,300	362,153

Airlines
Delta Air Lines, Inc.	6,450	268,771

Apparel, Accessories & Luxury Goods
Michael Kors Holdings Ltd.	19,650	1,015,119
PVH Corp.	1,050	100,380
		1,115,499

Application Software
Citrix Systems, Inc.	14,900	1,219,416
Nuance Communications, Inc.	18,800	322,984
		1,542,400

Auto Parts & Equipment
Lear Corp.	3,200	368,416

Biotechnology
AbbVie Inc.	19,050	1,162,050
Amgen Inc.	7,250	1,147,675
Biogen Inc.	4,260	1,171,457
Gilead Sciences, Inc.	11,550	1,018,825
Incyte Corp.	7,000	505,890
United Therapeutics Corp.	250	26,300
		5,032,197

Building Products
Masco Corp.	13,900	426,869

Cable & Satellite
Comcast Corp.	17,900	1,087,604

Coal & Consumable Fuels
Cameco Corp. (Canada)	1,600	20,016

Commodity Chemicals
LyondellBasell Industries N.V.–Class A	13,050	1,078,844

Communications Equipment
Cisco Systems, Inc.	39,050	1,073,484
F5 Networks, Inc.	1,400	146,650
Juniper Networks, Inc.	750	17,550
Motorola Solutions, Inc.	15,900	1,195,521
		2,433,205

	Shares	Value
Computer & Electronics Retail
Best Buy Co., Inc.	23,600	$757,088

Consumer Finance
Santander Consumer USA Holdings Inc.	1,800	23,706
Synchrony Financial	39,300	1,201,401
		1,225,107

Data Processing & Outsourced Services
Fiserv Inc.	10,750	1,050,490
Total System Services, Inc.	800	40,912
Western Union Co. (The)	750	15,000
Xerox Corp.	18,580	178,368
		1,284,770

Diversified Banks
Citigroup Inc.	25,950	1,200,966

Electric Utilities
Entergy Corp.	480	36,086
Exelon Corp.	33,200	1,164,988
FirstEnergy Corp.	32,000	1,042,880
		2,243,954

Electrical Components & Equipment
Eaton Corp. PLC	18,450	1,167,331

Environmental & Facilities Services
Waste Management, Inc.	6,500	382,135

Fertilizers & Agricultural Chemicals
Mosaic Co. (The)	9,350	261,707

Food Distributors
Sysco Corp.	23,250	1,071,128

General Merchandise Stores
Target Corp.	14,300	1,136,850

Gold
Barrick Gold Corp. (Canada)	86,850	1,682,284
Goldcorp Inc. (Canada)	69,150	1,393,372
Newmont Mining Corp.	28,000	979,160
		4,054,816

Health Care Distributors
AmerisourceBergen Corp.	3,950	336,145

Health Care Equipment
Hologic, Inc.	19,300	648,287

Health Care Facilities
HCA Holdings, Inc.	15,400	1,241,548

Home Furnishings
Leggett & Platt, Inc.	1,150	56,684

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Long/Short Equity Fund

	Shares	Value
Homebuilding
D.R. Horton, Inc.	4,800	$144,288

Hypermarkets & Super Centers
Wal-Mart Stores, Inc.	15,700	1,049,859

Industrial REIT’s
Prologis, Inc.	20,400	926,364

Integrated Oil & Gas
Cenovus Energy Inc. (Canada)	18,350	290,664
Suncor Energy, Inc. (Canada)	43,050	1,264,379
		1,555,043

Integrated Telecommunication Services
AT&T Inc.	28,150	1,092,783
CenturyLink Inc.	34,750	1,075,512
Verizon Communications Inc.	21,050	1,072,287
		3,240,582

Internet Retail
Priceline Group, Inc. (The)	340	456,844

Internet Software & Services
eBay Inc.	45,150	1,103,014
Facebook Inc.	9,800	1,152,284
IAC/InterActiveCorp	5,000	231,700
		2,486,998

Investment Banking & Brokerage
Goldman Sachs Group Inc., (The)	6,850	1,124,154

IT Consulting & Other Services
Teradata Corp.	12,600	318,780

Leisure Products
Hasbro, Inc.	200	16,928
Mattel, Inc.	32,350	1,005,762
		1,022,690

Life & Health Insurance
Prudential Financial, Inc.	15,500	1,203,420
Sun Life Financial, Inc. (Canada)	10,300	351,230
		1,554,650

Mortgage REIT’s
Annaly Capital Management, Inc.	39,700	413,674

Multi-Line Insurance
Hartford Financial Services Group, Inc. (The)	24,650	1,093,967

Multi-Utilities
Public Service Enterprise Group Inc.	7,750	357,508

Oil & Gas Drilling
Ensco PLC	6,300	75,348

Oil & Gas Exploration & Production
Canadian Natural Resources Ltd. (Canada)	40,750	1,223,315

	Shares	Value
Oil & Gas Refining & Marketing
HollyFrontier Corp.	350	$12,460
Valero Energy Corp.	17,900	1,053,773
		1,066,233

Packaged Foods & Meats
Campbell Soup Co.	16,950	1,045,984
ConAgra Foods, Inc.	24,750	1,102,860
General Mills, Inc.	17,750	1,088,785
J.M. Smucker Co. (The)	2,950	374,591
Pilgrim’s Pride Corp.	4,300	115,713
Tyson Foods, Inc.–Class A	16,550	1,089,321
		4,817,254

Pharmaceuticals
Johnson & Johnson	9,650	1,081,572
Merck & Co., Inc.	20,400	1,118,736
		2,200,308

Restaurants
McDonald’s Corp.	6,000	758,940

Retail REIT’s
Brixmor Property Group, Inc.	9,350	236,087
General Growth Properties, Inc.	17,300	484,919
Kimco Realty Corp.	38,600	1,085,432
Simon Property Group, Inc.	5,500	1,106,435
		2,912,873

Semiconductors
Intel Corp.	35,050	1,061,314
Maxim Integrated Products, Inc.	30,700	1,096,604
NVIDIA Corp	22,600	802,978
Qualcomm Inc.	21,350	1,078,602
Texas Instruments Inc.	19,250	1,098,020
Xilinx, Inc.	21,150	911,142
		6,048,660

Soft Drinks
Coca-Cola Enterprises, Inc.	7,850	411,968
Dr Pepper Snapple Group, Inc.	8,800	800,008
		1,211,976

Specialty Properties
Public Storage	4,200	1,028,202

Systems Software
CA, Inc.	30,300	898,698

Technology Hardware, Storage & Peripherals
Apple Inc.	10,500	984,270
NetApp, Inc.	1,900	44,916
		1,029,186

Tires & Rubber
Goodyear Tire & Rubber Co. (The)	1,950	56,492
Total Equity Securities–Long		$71,432,069

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Long/Short Equity Fund

	Shares	Value
Equity Securities–Short
Alternative Carriers
Level 3 Communications, Inc.	(6,950)	$(363,207)

Apparel, Accessories & Luxury Goods
Fossil Group, Inc.	(18,150)	(735,075)
Gildan Activewear Inc. (Canada)	(34,550)	(1,073,123)
Hanesbrands, Inc.	(37,000)	(1,074,110)
Under Armour, Inc.–Class A	(13,000)	(571,220)
Under Armour, Inc.–Class C	(12,050)	(491,640)
		(3,945,168)

Application Software
Splunk Inc.	(20,500)	(1,065,590)
Workday, Inc.–Class A	(7,450)	(558,601)
		(1,624,191)

Automobile Manufacturers
General Motors Co.	(33,300)	(1,058,940)
Tesla Motors, Inc.	(1,250)	(300,950)
		(1,359,890)

Automotive Retail
AutoNation, Inc.	(20,750)	(1,050,987)
CarMax, Inc.	(19,750)	(1,045,762)
		(2,096,749)

Biotechnology
Alnylam Pharmaceuticals Inc.	(3,350)	(224,584)
BioMarin Pharmaceutical Inc.	(3,600)	(304,848)
Puma Biotechnology, Inc.	(11,500)	(352,935)
		(882,367)

Casinos & Gaming
Wynn Resorts Ltd.	(12,200)	(1,077,260)

Coal & Consumable Fuels
CONSOL Energy Inc.	(48,100)	(723,905)

Commodity Chemicals
Methanex Corp. (Canada)	(30,100)	(1,052,296)

Communications Equipment
CommScope Holding Co., Inc.	(29,700)	(903,177)

Consumer Electronics
Harman International Industries, Inc.	(700)	(53,732)

Data Processing & Outsourced Services
MasterCard, Inc.–Class A	(11,050)	(1,071,740)
Visa Inc.–Class A	(13,800)	(1,065,912)
		(2,137,652)

Diversified Banks
Wells Fargo & Co.	(20,900)	(1,044,582)

Diversified Metals & Mining
Freeport-McMoRan Inc.	(70,350)	(984,900)

	Shares	Value
Diversified REIT’s
VEREIT, Inc.	(47,900)	$(425,352)

Electrical Components & Equipment
Sensata Technologies Holding N.V.	(7,250)	(273,108)

Fertilizers & Agricultural Chemicals
CF Industries Holdings, Inc.	(32,200)	(1,064,854)
FMC Corp.	(24,650)	(1,066,359)
		(2,131,213)

Food Retail
Whole Foods Market, Inc.	(32,500)	(945,100)

General Merchandise Stores
Dollar Tree, Inc.	(13,000)	(1,036,230)

Gold
Franco-Nevada Corp. (Canada)	(6,700)	(470,072)

Health Care Distributors
Patterson Cos. Inc.	(23,650)	(1,025,228)

Health Care Equipment
DexCom Inc.	(15,900)	(1,023,642)
Zimmer Biomet Holdings, Inc.	(9,350)	(1,082,450)
		(2,106,092)

Health Care Facilities
Brookdale Senior Living Inc.	(57,550)	(1,062,373)
Community Health Systems Inc.	(20,850)	(397,818)
Tenet Healthcare Corp.	(33,400)	(1,058,446)
		(2,518,637)

Health Care REIT’s
Ventas, Inc.	(17,150)	(1,065,358)

Health Care Services
Envision Healthcare Holdings, Inc.	(47,250)	(1,069,267)

Health Care Supplies
Cooper Cos., Inc. (The)	(850)	(130,118)

Health Care Technology
Cerner Corp.	(18,800)	(1,055,432)

Homebuilding
PulteGroup Inc.	(56,750)	(1,043,633)

Hotels, Resorts & Cruise Lines
Norwegian Cruise Line Holdings Ltd.	(21,200)	(1,036,468)

Industrial Machinery
Colfax Corp.	(8,300)	(269,169)
Middleby Corp. (The)	(9,650)	(1,058,026)
		(1,327,195)

Integrated Oil & Gas
Chevron Corp.	(10,450)	(1,067,781)
Exxon Mobil Corp.	(12,200)	(1,078,480)
		(2,146,261)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Long/Short Equity Fund

	Shares	Value
Internet Software & Services
Alphabet Inc.–Class A	(1,325)	$(937,941)
Alphabet Inc.–Class C	(95)	(65,836)
LinkedIn Corp.–Class A	(9,150)	(1,146,586)
Twitter, Inc.	(73,250)	(1,070,915)
		(3,221,278)

Investment Banking & Brokerage
Charles Schwab Corp. (The)	(36,400)	(1,034,124)

Leisure Products
Polaris Industries Inc.	(9,800)	(959,224)

Life Sciences Tools & Services
Illumina, Inc.	(7,850)	(1,059,671)

Multi-Sector Holdings
FNFV Group	(6,900)	(74,313)

Oil & Gas Equipment & Services
Core Laboratories N.V.	(8,100)	(1,082,646)
Schlumberger Ltd.	(13,500)	(1,084,590)
		(2,167,236)

Oil & Gas Exploration & Production
EQT Corp.	(2,800)	(196,280)
Murphy Oil Corp.	(30,050)	(1,073,987)
Southwestern Energy Co.	(79,700)	(1,070,371)
Whiting Petroleum Corp.	(77,800)	(933,600)
		(3,274,238)

Oil & Gas Storage & Transportation
Cheniere Energy, Inc.	(27,800)	(1,080,864)
Enbridge Inc. (Canada)	(6,450)	(267,933)
Pembina Pipeline Corp. (Canada)	(19,850)	(595,302)
Plains GP Holdings, L.P.–Class A	(17,400)	(172,260)
		(2,116,359)

Pharmaceuticals
Allergan PLC	(4,900)	(1,061,144)
Endo International PLC	(37,700)	(1,017,900)
Mallinckrodt PLC	(5,700)	(356,364)
		(2,435,408)

Real Estate Development
Howard Hughes Corp.	(9,900)	(1,041,183)

	Shares	Value

Restaurants
Chipotle Mexican Grill, Inc.	(2,600)	$(1,094,522)

Semiconductors
Micron Technology, Inc.	(94,200)	(1,012,650)
Qorvo, Inc.	(23,350)	(1,051,451)
Skyworks Solutions, Inc.	(14,200)	(948,844)
		(3,012,945)

Silver
Silver Wheaton Corp. (Canada)	(57,800)	(1,210,910)
Specialized Finance
FactSet Research Systems Inc.	(6,450)	(972,337)
Moody’s Corp.	(9,950)	(952,414)
		(1,924,751)

Specialty Chemicals
Albemarle Corp.	(16,050)	(1,061,868)

Specialty Stores
Signet Jewelers Ltd.	(2,500)	(271,400)
Tractor Supply Co.	(2,350)	(222,451)
		(493,851)

Steel
Allegheny Technologies, Inc.	(40,900)	(668,306)
United States Steel Corp.	(56,250)	(1,074,938)
		(1,743,244)

Systems Software
FireEye, Inc.	(59,050)	(1,024,517)
NetSuite Inc.	(13,950)	(1,130,508)
Tableau Software, Inc.	(21,900)	(1,132,230)
		(3,287,255)

Technology Hardware, Storage & Peripherals
3D Systems Corp.	(12,250)	(216,702)

Tobacco
Reynolds American Inc.	(21,550)	(1,068,880)

Trucking
Ryder System, Inc.	(15,250)	(1,051,031)
Total Equity Securities–Short		$(71,602,833)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Long/Short Equity Fund

Portfolio Composition

By sector, based on total net assets

as of April 30, 2016

	Equity Securities		Gross Exposure[3]	Net Exposure[4]
	Long[1]	Short[2]
Information Technology	40.3%	21.5%	61.8%	18.8%
Financials	28.5	7.9	36.4	20.6
Consumer Discretionary	24.3	19.8	44.1	4.5
Industrials	24.2	3.7	27.9	20.5
Energy	17.1	14.6	31.7	2.5
Health Care	16.7	17.2	33.9	-0.5
Consumer Staples	13.9	2.8	16.7	11.1
Materials	11.0	0.0	11.0	11.0
Utilities	6.3	0.0	6.3	6.3
Telecommunication Services	4.5	12.6	17.1	-8.1
Money Market Funds Plus Other Assets less Liabilities	13.3	0.0	13.3	13.3
Total	200.1%	100.1%	300.2%	100.0%

[1]	Represents the value of equity securities in the portfolio and the equity securities underlying the Fund’s equity long portfolio swap.
[2]	Represents the value of the equity securities underlying the Fund’s equity short portfolio swap.
[3]	Represents the cumulative exposure of the Fund’s long and short positions.
[4]	Represents the net exposure of the Fund’s long and short positions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Long/Short Equity Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $58,454,166)	$62,040,765
Investments in affiliated money market funds, at value and cost	9,428,626
Total investments, at value (Cost $67,882,792)	71,469,391
Receivable for:
Deposits with brokers for swap agreements	50,282
Investments sold	4,173,132
Fund shares sold	460,600
Dividends and interest	49,274
Investment for trustee deferred compensation and retirement plans	5,026
Unrealized appreciation on swap agreements — OTC	434,886
Other assets	39,558
Total assets	76,682,149

Liabilities:
Payable for:
Fund shares reacquired	53,697
Amount due custodian	4,491,132
Accrued fees to affiliates	93,088
Accrued trustees’ and officers’ fees and benefits	1,643
Accrued other operating expenses	53,734
Trustee deferred compensation and retirement plans	5,026
Unrealized depreciation on swap agreements — OTC	421,880
Total liabilities	5,120,200
Net assets applicable to shares outstanding	$71,561,949

Net assets consist of:
Shares of beneficial interest	$72,353,531
Undistributed net investment income	(227,745)
Undistributed net realized gain (loss)	(4,163,442)
Net unrealized appreciation	3,599,605
$71,561,949

Net Assets:
Class A	$14,738,118
Class C	$3,051,941
Class R	$47,605
Class Y	$8,017,545
Class R5	$530,012
Class R6	$45,176,728

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,395,133
Class C	292,234
Class R	4,523
Class Y	756,190
Class R5	50,001
Class R6	4,261,256
Class A:
Net asset value per share	$10.56
Maximum offering price per share
(Net asset value of $10.56 ÷ 94.50%)	$11.17
Class C:
Net asset value and offering price per share	$10.44
Class R:
Net asset value and offering price per share	$10.53
Class Y:
Net asset value and offering price per share	$10.60
Class R5:
Net asset value and offering price per share	$10.60
Class R6:
Net asset value and offering price per share	$10.60

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Long/Short Equity Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $1,407)	$435,997
Dividends from affiliated money market funds	14,188
Total investment income	450,185

Expenses:
Advisory fees	266,269
Administrative services fees	24,863
Custodian fees	4,230
Distribution fees:
Class A	15,610
Class C	15,106
Class R	113
Transfer agent fees — A, C, R and Y	12,944
Transfer agent fees — R5	2
Transfer agent fees — R6	60
Trustees’ and officers’ fees and benefits	9,520
Registration and filing fees	35,415
Reports to shareholders	4,793
Professional services fees	40,752
Other	8,517
Total expenses	438,194
Less: Fees waived and expenses reimbursed	(67,253)
Net expenses	370,941
Net investment income	79,244

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	913,954
Swap agreements	(4,790,831)
(3,876,877)
Change in net unrealized appreciation (depreciation) of:
Investment securities	3,484,991
Swap agreements	(253,116)
3,231,875
Net realized and unrealized gain (loss)	(645,002)
Net increase (decrease) in net assets resulting from operations	$(565,758)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Long/Short Equity Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$79,244	$36,036
Net realized gain (loss)	(3,876,877)	803,782
Change in net unrealized appreciation	3,231,875	43,896
Net increase (decrease) in net assets resulting from operations	(565,758)	883,714

Distributions to shareholders from net investment income:
Class A	(600,522)	—
Class C	(125,377)	—
Class R	(2,120)	—
Class Y	(392,484)	—
Class R5	(29,196)	—
Class R6	(30,735)	—
Total distributions from net investment income	(1,180,434)	—

Distributions to shareholders from net realized gains:
Class A	(61,333)	(4,528)
Class C	(14,863)	(854)
Class R	(227)	(7)
Class Y	(37,978)	(2,596)
Class R5	(2,825)	(189)
Class R6	(2,974)	(150)
Total distributions from net realized gains	(120,200)	(8,324)

Share transactions–net:
Class A	2,985,320	(4,378,517)
Class C	949,420	(330,484)
Class R	11,070	11,715
Class Y	980,920	(4,992,049)
Class R5	—	(173,215)
Class R6	44,360,964	18,107
Net increase (decrease) in net assets resulting from share transactions	49,287,694	(9,844,443)
Net increase (decrease) in net assets	47,421,302	(8,969,053)

Net assets:
Beginning of period	24,140,647	33,109,700
End of period (includes undistributed net investment income of $(227,745) and $873,445, respectively)	$71,561,949	$24,140,647

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Long/Short Equity Fund

Statement of Cash Flows

For the six months ended April 30, 2016

(Unaudited)

Cash provided by (used in) operating activities:
Net increase (decrease) in net assets resulting from operations	$(565,758)

Adjustments to reconcile the change in net assets applicable from operations to net cash provided by (used in) operating activities:
Purchases of investments	(53,505,931)
Net change in unrealized depreciation on swap agreements	253,116
Decrease in swap agreement payable, net	(34,608)
Decrease in deposits with broker for swaps	3,643
Proceeds from sales of investments	11,783,874
Increase in receivables and other assets	(67,702)
Increase in accrued expenses and other payables	56,018
Net realized gain from investment securities	(913,954)
Net change in unrealized appreciation on investment securities	(3,484,991)
Net cash provided by (used in) operating activities	(46,476,293)

Cash provided by financing activities:
Dividends paid to shareholders from net investment income	(676,043)
Increase in payable for amount due custodian	4,491,132
Proceeds from shares of beneficial interest sold	51,638,022
Disbursements from shares of beneficial interest reacquired	(3,405,184)
Net cash provided by financing activities	52,047,927
Net increase in cash and cash equivalents	5,571,634
Cash and cash equivalents at beginning of period	3,856,992
Cash and cash equivalents at end of period	$9,428,626

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$624,591
Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Long/Short Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek long-term capital appreciation.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

15                         Invesco Long/Short Equity Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

16                         Invesco Long/Short Equity Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
J.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, volatility, variance, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, equity, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, volatility, variance, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying equity securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

K.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.

17                         Invesco Long/Short Equity Fund

L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 1.25%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $54,247 and reimbursed class level expenses of $6,864, $1,661, $25, $4,394, $2 and $60 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $16,142 in front-end sales commissions from the sale of Class A shares and $149 and $137 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

18                         Invesco Long/Short Equity Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$71,469,391	$—	$—	$71,469,391
Swap Agreements*	—	13,006	—	13,006
Total Investments	$71,469,391	$13,006	$—	$71,482,397

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Swap agreements(a)	$434,886	$(421,880)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on swap agreements — OTC and Unrealized depreciation on swap agreements — OTC.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Swap Agreements
Realized Gain (Loss):
Equity risk	$(4,790,831)
Change in Unrealized Appreciation (Depreciation):
Equity risk	(253,116)
Total	$(5,043,947)

The table below summarizes the average notional value of swap agreements outstanding during the period.

Swap Agreements
Average notional value	$94,949,632

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

19                         Invesco Long/Short Equity Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
			Non-Cash	Cash
Morgan Stanley & Co. LLC	$434,886	$(421,880)	$—	$—	$13,006

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Morgan Stanley & Co. LLC	$421,880	$(421,880)	$—	$—	$—

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $53,505,931 and $14,973,545, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$4,975,192
Aggregate unrealized (depreciation) of investment securities	(1,666,329)
Net unrealized appreciation of investment securities	$3,308,863

Cost of investments for tax purposes is $68,160,528.

20                         Invesco Long/Short Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	419,344	$4,546,800	556,814	$6,231,353
Class C	111,558	1,223,800	185,522	2,040,295
Class R	883	9,851	1,785	19,704
Class Y	174,221	1,894,562	353,711	3,918,479
Class R6(b)	4,209,506	44,371,019	2,429	26,925

Issued as reinvestment of dividends:
Class A	33,564	364,508	238	2,611
Class C	11,487	123,718	77	839
Class R	163	1,762	—	—
Class Y	12,205	132,915	76	841
Class R5	—	—	4	44
Class R6	155	1,688	—	—

Reacquired:
Class A	(175,084)	(1,925,988)	(966,899)	(10,612,481)
Class C	(38,002)	(398,098)	(218,028)	(2,371,618)
Class R	(51)	(543)	(725)	(7,989)
Class Y	(97,039)	(1,046,557)	(810,753)	(8,911,369)
Class R5	—	—	(15,106)	(173,259)
Class R6	(1,061)	(11,743)	(777)	(8,818)
Net increase (decrease) in share activity	4,661,849	$49,287,694	(911,632)	$(9,844,443)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and in the aggregate owns 10% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 77% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 4,184,012 Class R6 shares valued at $44,099,486 were sold to affiliated mutual funds.

21                         Invesco Long/Short Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$11.50	$0.01	$(0.34)	$(0.33)	$(0.55)	$(0.06)	$(0.61)	$10.56	(3.02)%	$14,738	1.85	%(d)	2.21	%(d)	0.26	%(d)	41%
Year ended 10/31/15	11.00	0.01	0.49	0.50	—	(0.00)	(0.00)	11.50	4.57	12,854	1.85		2.76		0.11		89
Year ended 10/31/14(e)	10.00	(0.02)	1.02	1.00	—	—	—	11.00	10.00	16,796	1.85	(f)	3.04	(f)	(0.25	)(f)	102
Class C
Six months ended 04/30/16	11.34	(0.03)	(0.34)	(0.37)	(0.47)	(0.06)	(0.53)	10.44	(3.38)	3,052	2.60	(d)	2.96	(d)	(0.49	)(d)	41
Year ended 10/31/15	10.92	(0.07)	0.49	0.42	—	(0.00)	(0.00)	11.34	3.87	2,350	2.60		3.51		(0.64)		89
Year ended 10/31/14(e)	10.00	(0.10)	1.02	0.92	—	—	—	10.92	9.20	2,618	2.60	(f)	3.79	(f)	(1.00	)(f)	102
Class R
Six months ended 04/30/16	11.45	0.00	(0.34)	(0.34)	(0.52)	(0.06)	(0.58)	10.53	(3.07)	48	2.10	(d)	2.46	(d)	0.01	(d)	41
Year ended 10/31/15	10.98	(0.02)	0.49	0.47	—	(0.00)	(0.00)	11.45	4.31	40	2.10		3.01		(0.14)		89
Year ended 10/31/14(e)	10.00	(0.04)	1.02	0.98	—	—	—	10.98	9.80	27	2.10	(f)	3.29	(f)	(0.50	)(f)	102
Class Y
Six months ended 04/30/16	11.56	0.03	(0.35)	(0.32)	(0.58)	(0.06)	(0.64)	10.60	(2.91)	8,018	1.60	(d)	1.96	(d)	0.51	(d)	41
Year ended 10/31/15	11.02	0.04	0.50	0.54	—	(0.00)	(0.00)	11.56	4.93	7,709	1.60		2.51		0.36		89
Year ended 10/31/14(e)	10.00	0.00	1.02	1.02	—	—	—	11.02	10.20	12,389	1.60	(f)	2.79	(f)	0.00	(f)	102
Class R5
Six months ended 04/30/16	11.56	0.03	(0.35)	(0.32)	(0.58)	(0.06)	(0.64)	10.60	(2.91)	530	1.60	(d)	1.85	(d)	0.51	(d)	41
Year ended 10/31/15	11.02	0.04	0.50	0.54	—	(0.00)	(0.00)	11.56	4.93	578	1.60		2.38		0.36		89
Year ended 10/31/14(e)	10.00	0.00	1.02	1.02	—	—	—	11.02	10.20	718	1.60	(f)	2.69	(f)	0.00	(f)	102
Class R6
Six months ended 04/30/16	11.56	0.03	(0.35)	(0.32)	(0.58)	(0.06)	(0.64)	10.60	(2.91)	45,177	1.60	(d)	1.85	(d)	0.51	(d)	41
Year ended 10/31/15	11.02	0.04	0.50	0.54	—	(0.00)	(0.00)	11.56	4.93	609	1.60		2.38		0.36		89
Year ended 10/31/14(e)	10.00	0.00	1.02	1.02	—	—	—	11.02	10.20	562	1.60	(f)	2.69	(f)	0.00	(f)	102

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $12,556, $3,038, $46, $8,039, $547 and $18,612 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 19, 2013.
(f)	Annualized.

22                         Invesco Long/Short Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$969.00	$9.06	$1,015.66	$9.27	1.85%
C	1,000.00	966.20	12.71	1,011.93	13.01	2.60
R	1,000.00	969.30	10.28	1,014.42	10.52	2.10
Y	1,000.00	970.90	7.84	1,016.91	8.02	1.60
R5	1,000.00	970.90	7.84	1,016.91	8.02	1.60
R6	1,000.00	970.90	7.84	1,016.91	8.02	1.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

23                         Invesco Long/Short Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	LSE-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Low Volatility Emerging Markets Fund
Nasdaq:
A: LVLAX ¡ C: LVLCX ¡ R: LVLRX ¡ Y: LVLYX ¡ R5: LVLFX ¡ R6: LVLSX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
6 Financial Statements
8 Notes to Financial Statements
15 Financial Highlights
16 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.23%
Class C Shares	1.82
Class R Shares	2.06
Class Y Shares	2.25
Class R5 Shares	2.25
Class R6 Shares	2.25
MSCI All Country World Index▼ (Broad Market Index)	-0.94
MSCI Emerging Markets Index▼ (Style-Specific Index)	-0.13
Lipper Emerging Market Funds Index■ (Peer Group Index)	1.62

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The MSCI All Country World Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI Emerging Markets Index is an unmanaged index considered representative of stocks of developing countries. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Emerging Market Funds Index is an unmanaged index considered representative of emerging market funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns

As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-7.99%
1 Year	-20.88

Class C Shares
Inception (12/17/13)	-6.47%
1 Year	-17.71

Class R Shares
Inception (12/17/13)	-5.99%
1 Year	-16.49

Class Y Shares
Inception (12/17/13)	-5.57%
1 Year	-16.17

Class R5 Shares
Inception (12/17/13)	-5.57%
1 Year	-16.17

Class R6 Shares
Inception (12/17/13)	-5.57%
1 Year	-16.17

Average Annual Total Returns

As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-8.81%
1 Year	-17.02

Class C Shares
Inception (12/17/13)	-7.25%
1 Year	-13.72

Class R Shares
Inception (12/17/13)	-6.75%
1 Year	-12.36

Class Y Shares
Inception (12/17/13)	-6.32%
1 Year	-12.05

Class R5 Shares
Inception (12/17/13)	-6.32%
1 Year	-12.05

Class R6 Shares
Inception (12/17/13)	-6.32%
1 Year	-11.95

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 7.99%, 8.74%, 8.24%, 7.74%, 7.64% and 7.64%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2 Invesco Low Volatility Emerging Markets Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Low Volatility Emerging Markets Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–96.12%
Brazil–10.50%
Ambev S.A.–ADR	90,800	$507,572
Braskem S.A.–Class A–Preference Shares	83,300	594,542
Companhia Energetica de Minas Gerais–ADR	316,500	620,340
Cosan S.A. Industria e Comercio	70,300	650,750
Kroton Educacional S.A.	204,600	761,380
Multiplus S.A.	67,500	744,734
Smiles S.A.	60,300	699,481
		4,578,799

Chile–2.88%
Aguas Andinas S.A.–Class A	710,716	412,688
Cencosud S.A.	183,058	493,393
Itaú CorpBanca	38,467,428	350,223
		1,256,304

China–6.01%
China Vanke Co., Ltd.–Class H	225,500	562,528
Chongqing Rural Commercial Bank Co., Ltd.–Class H	1,153,000	604,477
Jiangsu Expressway Co. Ltd.–Class H	134,000	175,228
Lao Feng Xiang Co., Ltd.–Class B	102,400	389,222
Longfor Properties Co. Ltd.	397,500	556,372
Yantai Changyu Pioneer Wine Co. Ltd.–Class B	105,200	332,431
		2,620,258

India–12.06%
Bharat Electronics Ltd.	33,844	600,788
Bharat Petroleum Corp. Ltd.	43,824	647,083
Britannia Industries Ltd.	10,451	450,179
Hero MotoCorp Ltd.	10,719	466,803
Hindustan Petroleum Corp. Ltd.	44,798	561,688
ITC Ltd.	77,918	380,738
Marico Ltd.	170,642	666,566
NHPC Ltd.	660,346	205,185
Reliance Infrastructure Ltd.	81,294	656,968
Sun TV Network Ltd.	111,676	624,831
		5,260,829

Indonesia–1.10%
PT AKR Corporindo Tbk	970,600	477,744

Malaysia–4.35%
AirAsia Berhad	1,120,100	545,061
Berjaya Sports Toto Berhad	184,600	143,727
MISC Berhad	260,900	564,632
Public Bank Berhad	124,300	594,835
Tenaga Nasional Berhad	13,100	48,116
		1,896,371

	Shares	Value
Mexico–9.22%
Alpek S.A.B. de C.V.	290,100	$486,080
Arca Continental S.A.B. de C.V.	31,500	217,272
Gentera S.A.B. de C.V.	308,200	611,521
Gruma, S.A.B. de C.V.–Class B	36,705	534,975
Industrias Bachoco, S.A.B. de C.V.–Series B	67,900	284,525
Industrias CH, S.A.B. de C.V.–Series B (a)	82,900	345,260
Megacable Holdings S.A.B. de C.V.–Series CPO(b)	68,400	316,276
Nemak, S.A.B. de C.V.(c)	455,900	651,543
Wal-Mart de México, S.A.B. de C.V.–Series V	232,700	575,049
		4,022,501

Philippines–0.79%
Aboitiz Equity Ventures Inc.	242,980	343,914

Poland–2.40%
Powszechny Zaklad Ubezpieczen S.A.	59,792	541,445
Tauron Polska Energia S.A.	653,828	506,910
		1,048,355

Qatar–0.39%
Qatar Islamic Bank (S.A.Q)	6,376	171,346

Russia–6.84%
Gazprom PAO–ADR	141,604	736,321
Inter RAO UES PJSC(a)	22,546,848	625,968
Magnitogorsk Iron & Steel Works OJSC	1,609,073	589,878
Moscow Exchange MICEX-RTS PJSC	33,713	53,190
Rostelecom PJSC(a)	441,215	671,249
Surgutneftegas OAO–Preference Shares(a)	471,579	305,915
		2,982,521

South Africa–12.08%
Bidvest Group Ltd. (The)	23,931	606,334
Gold Fields Ltd.–ADR	133,400	626,980
KAP Industrial Holdings Ltd.	390,114	172,658
Liberty Holdings Ltd.	67,815	666,497
Life Healthcare Group Holdings Ltd.	87,260	229,206
Mondi Ltd.	2,241	43,055
Nedbank Group Ltd.	49,254	630,095
Reunert Ltd.	82,465	414,451
Sappi Ltd.(a)	134,663	583,698
Sibanye Gold Ltd.	157,298	601,202
Truworths International Ltd.	92,706	692,367
		5,266,543

South Korea–10.49%
Coway Co., Ltd.	496	42,922
Hankook Tire Co. Ltd.	11,838	551,692
HITEJINRO Co., Ltd.	25,055	614,610
Hyosung Corp.	420	44,981

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Low Volatility Emerging Markets Fund

	Shares	Value
South Korea–(continued)
Hyundai Development Co.	13,904	$613,502
Hyundai Marine & Fire Insurance Co., Ltd.	1,365	37,978
Kangwon Land Inc.	16,349	609,457
KT&G Corp.	5,926	639,721
Lotte Chemical Corp.	315	80,546
Samsung Electronics Co., Ltd.	39	42,408
Woori Bank	77,328	709,182
Yuhan Corp.	2,293	586,037
		4,573,036

Taiwan–5.70%
Casetek Holdings Ltd.	109,000	487,901
China Airlines Ltd.(a)	1,048,000	342,622
Chunghwa Telecom Co., Ltd.	174,000	589,160
Powertech Technology Inc.	257,000	520,849
Wan Hai Lines Ltd.	996,000	546,311
		2,486,843

Thailand–6.25%
Airports of Thailand PCL	51,700	578,994
Intouch Holdings PCL–Class F	95,700	143,612
IRPC PCL	3,948,300	575,616
Krung Thai Bank PCL	1,137,000	567,902
Thai Oil PCL	317,800	592,268
Thai Union Group PCL	451,300	266,671
		2,725,063

	Shares	Value
Turkey–2.52%
TAV Havalimanlari Holding A.S.	96,990	$565,290
Türk Hava Yollari A.O.(a)	215,956	532,481
		1,097,771

United Arab Emirates–2.54%
Aldar Properties PJSC	736,393	541,916
DAMAC Properties Dubai Co. PJSC	811,503	566,682
		1,108,598
Total Common Stocks & Other Equity Interests (Cost $37,300,561)		41,916,796

Money Market Funds–3.25%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)	709,303	709,303
Premier Portfolio–Institutional Class, 0.39%(d)	709,302	709,302
Total Money Market Funds (Cost $1,418,605)		1,418,605
TOTAL INVESTMENTS–99.37% (Cost $38,719,166)		43,335,401
OTHER ASSETS LESS LIABILITIES–0.63%		276,525
NET ASSETS–100.00%		$43,611,926

Investment Abbreviations:

ADR	– American Depositary Receipt

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each CPO represents two Series A shares.
(c)	Security purchased or received in transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2016 represented 1.49% of the Fund’s Net Assets.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Financials	17.8%
Industrials	16.2
Consumer Discretionary	15.3
Consumer Staples	15.2
Materials	9.2
Energy	7.8
Utilities	7.1
Telecommunication Services	3.2
Information Technology	2.4
Health Care	1.9
Money Market Funds Plus Other Assets Less Liabilities	3.9

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Low Volatility Emerging Markets Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $37,300,561)	$41,916,796
Investments in affiliated money market funds, at value and cost	1,418,605
Total investments, at value (Cost $38,719,166)	43,335,401
Foreign currencies, at value (Cost $268,346)	272,293
Receivable for:
Deposits with brokers for open futures contracts	54,000
Fund shares sold	39,258
Dividends	40,944
Fund expenses absorbed	12,706
Investment for trustee deferred compensation and retirement plans	4,966
Other assets	31,981
Total assets	43,791,549

Liabilities:
Payable for:
Fund shares reacquired	958
Accrued foreign taxes	108,924
Variation margin — futures	4,350
Accrued fees to affiliates	10,239
Accrued trustees’ and officers’ fees and benefits	1,480
Accrued other operating expenses	48,706
Trustee deferred compensation and retirement plans	4,966
Total liabilities	179,623
Net assets applicable to shares outstanding	$43,611,926

Net assets consist of:
Shares of beneficial interest	$38,693,369
Undistributed net investment income	208,797
Undistributed net realized gain	65,981
Net unrealized appreciation	4,643,779
$43,611,926

Net Assets:
Class A	$2,779,315
Class C	$256,325
Class R	$23,966
Class Y	$1,323,291
Class R5	$122,786
Class R6	$39,106,243

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	339,904
Class C	31,540
Class R	2,935
Class Y	161,672
Class R5	15,001
Class R6	4,781,609
Class A:
Net asset value per share	$8.18
Maximum offering price per share
(Net asset value of $8.18 ÷ 94.50%)	$8.66
Class C:
Net asset value and offering price per share	$8.13
Class R:
Net asset value and offering price per share	$8.17
Class Y:
Net asset value and offering price per share	$8.19
Class R5:
Net asset value and offering price per share	$8.19
Class R6:
Net asset value and offering price per share	$8.18

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Low Volatility Emerging Markets Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $27,788)	$360,481
Dividends from affiliated money market funds	2,556
Total investment income	363,037

Expenses:
Advisory fees	85,663
Administrative services fees	24,864
Custodian fees	19,211
Distribution fees:
Class A	2,112
Class C	315
Class R	54
Transfer agent fees — A, B, C, R and Y	2,002
Transfer agent fees — R6	32
Trustees’ and officers’ fees and benefits	9,098
Registration and filing fees	30,020
Reports to shareholders	5,025
Professional services fees	29,992
Other	18,725
Total expenses	227,113
Less: Fees waived and expenses reimbursed	(90,741)
Net expenses	136,372
Net investment income	226,665

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes on holdings of $11,332)	303,498
Foreign currencies	(30,593)
Futures contracts	147,084
419,989
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $14,932)	5,010,716
Foreign currencies	5,639
Futures contracts	17,653
5,034,008
Net realized and unrealized gain	5,453,997
Net increase in net assets resulting from operations	$5,680,662

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Low Volatility Emerging Markets Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$226,665	$59,589
Net realized gain (loss)	419,989	(375,081)
Change in net unrealized appreciation (depreciation)	5,034,008	(382,554)
Net increase (decrease) in net assets resulting from operations	5,680,662	(698,046)

Distributions to shareholders from net investment income:
Class A	(15,051)	(57,658)
Class C	(69)	(2,197)
Class R	(137)	(796)
Class Y	(14,541)	(50,753)
Class R5	(1,322)	(17,161)
Class R6	(1,321)	(5,585)
Total distributions from net investment income	(32,441)	(134,150)

Distributions to shareholders from net realized gains:
Class A	—	(20,025)
Class C	—	(848)
Class R	—	(287)
Class Y	—	(16,495)
Class R5	—	(5,577)
Class R6	—	(1,815)
Total distributions from net realized gains	—	(45,047)

Share transactions–net:
Class A	1,198,305	286,843
Class C	207,775	5,332
Class R	695	14,205
Class Y	(26,961)	212,647
Class R5	—	(285,563)
Class R6	33,408,394	—
Net increase in net assets resulting from share transactions	34,788,208	233,464
Net increase (decrease) in net assets	40,436,429	(643,779)

Net assets:
Beginning of period	3,175,497	3,819,276
End of period (includes undistributed net investment income of $208,797 and $14,573, respectively)	$43,611,926	$3,175,497

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Low Volatility Emerging Markets Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances

8                         Invesco Low Volatility Emerging Markets Fund

load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

9                         Invesco Low Volatility Emerging Markets Fund

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the

10                         Invesco Low Volatility Emerging Markets Fund

contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.72%, 2.47%, 1.97%, 1.47%, 1.47% and 1.47%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees and reimbursed Fund level expenses of $88,706 and reimbursed class level expenses of $1,127, $42, $15, $819 and $32 of Class A, Class C, Class R, Class Y and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

11                         Invesco Low Volatility Emerging Markets Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $515 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $2,609,375 and from Level 2 to Level 1 of $2,031,882, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Brazil	$4,578,799	$—	$—	$4,578,799
Chile	1,256,304	—	—	1,256,304
China	389,222	2,231,036	—	2,620,258
India	666,566	4,594,263	—	5,260,829
Indonesia	—	477,744	—	477,744
Malaysia	1,253,420	642,951	—	1,896,371
Mexico	4,022,501	—	—	4,022,501
Philippines	343,914	—	—	343,914
Poland	506,910	541,445	—	1,048,355
Qatar	—	171,346	—	171,346
Russia	—	2,982,521	—	2,982,521
South Africa	4,059,007	1,207,536	—	5,266,543
South Korea	1,848,945	2,724,091	—	4,573,036
Taiwan	863,471	1,623,372	—	2,486,843
Thailand	592,268	2,132,795	—	2,725,063
Turkey	1,097,771	—	—	1,097,771
United Arab Emirates	—	1,108,598	—	1,108,598
United States	1,418,605	—	—	1,418,605
	22,897,703	20,437,698	—	43,335,401
Futures Contracts*	23,723	—	—	23,723
Total Investments	$22,921,426	$20,437,698	$—	$43,359,124

*	Unrealized appreciation.

12                         Invesco Low Volatility Emerging Markets Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$23,723	$—

(a)	Includes cumulative appreciation of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain on Statement of Operations
Futures Contracts
Realized Gain:
Equity risk	$147,084
Change in Net Unrealized Appreciation:
Equity risk	17,653
Total	$164,737

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$557,329

Open Futures Contracts(a)-Equity Risk
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation
MSCI Emerging Markets Mini Index	Long	30	June-2016	$1,257,600	$23,723

(a)	Futures contracts collateralized by $54,000 cash held with Merrill Lynch, the futures commission merchant.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$195,111	$123,832	$318,943

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

13                         Invesco Low Volatility Emerging Markets Fund

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $41,214,011 and $7,755,377, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$5,179,644
Aggregate unrealized (depreciation) of investment securities	(592,404)
Net unrealized appreciation of investment securities	$4,587,240

Cost of investments for tax purposes is $38,748,161.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	156,374	$1,242,179	145,238	$1,412,907
Class C	28,611	224,794	6,179	59,078
Class R	2,426	19,625	1,391	13,595
Class Y	606	5,053	113,987	1,037,476
Class R6(b)	5,111,134	36,140,709	—	—

Issued as reinvestment of dividends:
Class A	561	3,960	1,508	13,720
Class C	8	55	288	2,611
Class R	13	88	67	610
Class Y	387	2,736	126	1,146
Class R5	—	—	1,686	15,338

Reacquired:
Class A	(6,500)	(47,834)	(122,441)	(1,139,784)
Class C	(2,235)	(17,074)	(6,888)	(56,357)
Class R	(2,323)	(19,018)	—	—
Class Y	(4,370)	(34,750)	(85,388)	(825,975)
Class R5	—	—	(32,778)	(300,901)
Class R6	(344,526)	(2,732,315)	—	—
Net increase in share activity	4,940,166	$34,788,208	22,975	$233,464

(a)	95% of the outstanding shares of the Fund are owned by Adviser or an affiliate of the Adviser.
(b)	On February 18, 2016, 4,986,532 Class R6 shares valued at $35,254,781 were sold to affiliated mutual funds.

14                         Invesco Low Volatility Emerging Markets Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$8.08	$0.08	$0.09	$0.17	$(0.07)	$—	$(0.07)	$8.18	2.23%	$2,779	1.71	%(e)	2.81	%(e)	2.25	%(e)	41%
Year ended 10/31/15	10.32	0.14	(1.91)	(1.77)	(0.35)	(0.12)	(0.47)	8.08	(17.67)	1,531	1.72		7.99		1.52		105
Year ended 10/31/14(d)	10.00	0.15	0.17	0.32	—	—	—	10.32	3.20	1,705	1.71	(f)	10.36	(f)	1.69	(f)	38
Class C
Six months ended 04/30/16	8.00	0.06	0.08	0.14	(0.01)	—	(0.01)	8.13	1.82	256	2.46	(e)	3.56	(e)	1.50	(e)	41
Year ended 10/31/15	10.26	0.07	(1.90)	(1.83)	(0.31)	(0.12)	(0.43)	8.00	(18.29)	41	2.47		8.74		0.77		105
Year ended 10/31/14(d)	10.00	0.09	0.17	0.26	—	—	—	10.26	2.60	57	2.46	(f)	11.11	(f)	0.94	(f)	38
Class R
Six months ended 04/30/16	8.06	0.08	0.08	0.16	(0.05)	—	(0.05)	8.17	2.06	24	1.96	(e)	3.06	(e)	2.00	(e)	41
Year ended 10/31/15	10.30	0.12	(1.90)	(1.78)	(0.34)	(0.12)	(0.46)	8.06	(17.81)	23	1.97		8.24		1.27		105
Year ended 10/31/14(d)	10.00	0.13	0.17	0.30	—	—	—	10.30	3.00	14	1.96	(f)	10.61	(f)	1.44	(f)	38
Class Y
Six months ended 04/30/16	8.10	0.09	0.09	0.18	(0.09)	—	(0.09)	8.19	2.37	1,323	1.46	(e)	2.56	(e)	2.50	(e)	41
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	1,337	1.47		7.74		1.77		105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	1,411	1.46	(f)	10.11	(f)	1.94	(f)	38
Class R5
Six months ended 04/30/16	8.10	0.09	0.09	0.18	(0.09)	—	(0.09)	8.19	2.37	123	1.46	(e)	2.43	(e)	2.50	(e)	41
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	477	1.46	(f)	10.06	(f)	1.94	(f)	38
Class R6
Six months ended 04/30/16	8.10	0.10	0.07	0.17	(0.09)	—	(0.09)	8.18	2.25	39,106	1.46	(e)	2.43	(e)	2.50	(e)	41
Year ended 10/31/15	10.35	0.16	(1.92)	(1.76)	(0.37)	(0.12)	(0.49)	8.10	(17.50)	122	1.47		7.64		1.77		105
Year ended 10/31/14(d)	10.00	0.18	0.17	0.35	—	—	—	10.35	3.50	155	1.46	(f)	10.06	(f)	1.94	(f)	38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Commencement date of December 17, 2013.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $1,698, $63, $22, $1,233, $113 and $15,295 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Annualized

15                         Invesco Low Volatility Emerging Markets Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,022.30	$8.60	$1,016.36	$8.57	1.71%
C	1,000.00	1,018.20	12.34	1,012.63	12.31	2.46
R	1,000.00	1,020.60	9.85	1,015.12	9.82	1.96
Y	1,000.00	1,022.50	7.34	1,017.60	7.32	1.46
R5	1,000.00	1,022.50	7.34	1,017.60	7.32	1.46
R6	1,000.00	1,022.50	7.34	1,017.60	7.32	1.46

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

16                         Invesco Low Volatility Emerging Markets Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	LVEM-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Macro International Equity Fund
Nasdaq:
A: VZMAX ¡ C: VZMCX ¡ R: VZMRX ¡ Y: VZMYX ¡ R5: VZMFX ¡ R6: VZMSX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
14 Financial Statements
16 Notes to Financial Statements
24 Financial Highlights
25 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-2.42%
Class C Shares	-2.80
Class R Shares	-2.52
Class Y Shares	-2.25
Class R5 Shares	-2.37
Class R6 Shares	-2.25
MSCI All Country World ex-US Index▼ (Broad Market/Style-Specific Index)	-1.75
Lipper International Large-Cap Core Funds Index■ (Peer Group Index)	-3.41

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The MSCI All Country World ex-US Index is an index considered representative of developed and emerging market stock markets, excluding the US. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper International Large-Cap Core Funds Index is an unmanaged index considered representative of international large-cap core funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns

As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-6.46%
1 Year	-19.64

Class C Shares
Inception (12/17/13)	-4.90%
1 Year	-16.40

Class R Shares
Inception (12/17/13)	-4.45%
1 Year	-15.18

Class Y Shares
Inception (12/17/13)	-3.96%
1 Year	-14.72

Class R5 Shares
Inception (12/17/13)	-4.00%
1 Year	-14.82

Class R6 Shares
Inception (12/17/13)	-3.96%
1 Year	-14.72

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance.

Average Annual Total Returns

As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-7.40%
1 Year	-16.93

Class C Shares
Inception (12/17/13)	-5.80%
1 Year	-13.57

Class R Shares
Inception (12/17/13)	-5.33%
1 Year	-12.31

Class Y Shares
Inception (12/17/13)	-4.87%
1 Year	-11.95

Class R5 Shares
Inception (12/17/13)	-4.87%
1 Year	-11.86

Class R6 Shares
Inception (12/17/13)	-4.87%
1 Year	-11.86

Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.43%, 2.18%, 1.68%, 1.18%, 1.18% and 1.18%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 9.01%, 9.76%, 9.26%, 8.76%, 8.72% and 8.72%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2 Invesco Macro International Equity Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Macro International Equity Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–88.80%
Australia–8.97%
Adelaide Brighton Ltd.	1,655	$6,507
AGL Energy Ltd.	456	6,322
ALS Ltd.	1,960	6,932
Alumina Ltd.	6,315	7,132
Amcor Ltd.	594	6,956
AMP Ltd.	1,499	6,674
Ansell Ltd.	476	7,162
APA Group	974	6,458
Aristocrat Leisure Ltd.	833	6,327
Asciano Ltd.	974	6,540
ASX Ltd.	194	6,442
Aurizon Holdings Ltd.	1,998	6,466
AusNet Services	5,785	6,753
Australia and New Zealand Banking Group Ltd.	325	5,983
Bank of Queensland Ltd.	655	5,589
Bendigo and Adelaide Bank Ltd.	951	6,726
BHP Billiton Ltd.	491	7,693
BHP Billiton PLC	2,118	28,877
BlueScope Steel Ltd.	1,578	7,764
Boral Ltd.	1,390	6,774
Brambles Ltd.	669	6,349
Caltex Australia Ltd.	256	6,293
carsales.com Ltd.	692	6,188
Challenger Ltd.	1,011	6,871
Charter Hall Group	1,859	6,772
CIMIC Group Ltd.	266	7,209
Coca-Cola Amatil Ltd.	918	5,998
Cochlear Ltd.	80	6,572
Commonwealth Bank of Australia	110	6,153
Computershare Ltd.	874	6,719
Crown Resorts Ltd.	685	6,152
CSL Ltd.	81	6,464
CSR Ltd.	2,669	6,931
DEXUS Property Group	1,150	7,363
Domino’s Pizza Enterprises Ltd.	150	7,073
Downer EDI Ltd.	2,344	6,594
DUET Group	3,760	6,433
DuluxGroup Ltd.	1,324	6,444
Fairfax Media Ltd.	10,744	6,495
Flight Centre Travel Group Ltd.	189	5,650
Fortescue Metals Group Ltd.	3,445	8,786
Goodman Group	1,285	6,733
GPT Group (The)	1,699	6,499
Harvey Norman Holdings Ltd.	1,723	5,870
Healthscope Ltd.	3,257	6,737
Iluka Resources Ltd.	1,205	5,851
Incitec Pivot Ltd.	2,721	6,650
Insurance Australia Group Ltd.	1,557	6,820

	Shares	Value
Australia–(continued)
Investa Office Fund	2,100	$6,659
IOOF Holdings Ltd.	919	6,237
JB Hi-Fi Ltd.	375	6,265
Lendlease Group	606	5,853
Macquarie Group Ltd.	125	6,023
Magellan Financial Group Ltd.	362	5,907
Mirvac Group	4,460	6,342
National Australia Bank Ltd.	320	6,601
Newcrest Mining Ltd.(a)	481	7,052
Nufarm Ltd.	1,076	5,733
Oil Search Ltd.	1,107	5,832
Orica Ltd.	571	6,632
Origin Energy Ltd.	1,623	6,748
Orora Ltd.	3,461	6,948
OZ Minerals Ltd.	1,942	8,684
Perpetual Ltd.	191	6,196
Primary Health Care Ltd.	2,936	7,747
Qantas Airways Ltd.	2,224	5,446
QBE Insurance Group Ltd.	717	6,067
Ramsay Health Care Ltd.	125	6,167
REA Group Ltd.	163	6,304
Recall Holdings Ltd.	1,190	7,692
Santos Ltd.	2,080	7,440
Scentre Group	1,919	6,844
SEEK Ltd.	523	6,511
Shopping Centres Australasia Property Group	3,743	6,660
Sonic Healthcare Ltd.	428	6,277
South32 Ltd.(a)	6,083	7,651
Spark Infrastructure Group	4,075	6,415
Spotless Group Holdings Ltd.	5,074	4,983
Star Entertainment Group Ltd. (The)	1,567	6,733
Stockland	1,993	6,623
Suncorp Group Ltd.	656	6,225
Sydney Airport	1,281	6,634
Tabcorp Holdings Ltd.	1,884	6,347
Tatts Group Ltd.	2,311	6,625
Telstra Corp. Ltd.	1,601	6,526
TPG Telecom Ltd.	828	6,744
Transurban Group	748	6,587
Treasury Wine Estates Ltd.	874	6,194
Vicinity Centres	2,730	6,854
Washington H. Soul Pattinson & Co. Ltd.	521	6,428
Wesfarmers Ltd.	205	6,645
Westfield Corp.	835	6,387
Westpac Banking Corp.	272	6,407
Woodside Petroleum Ltd.	301	6,415
Woolworths Ltd.	360	6,037
WorleyParsons Ltd.	1,370	7,241
		654,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Macro International Equity Fund

	Shares	Value
Austria–0.17%
Erste Group Bank AG(a)	221	$6,377
Voestalpine AG	177	6,380
		12,757

Belgium–0.46%
Ageas	135	5,296
Anheuser-Busch InBev S.A./N.V.	48	5,955
Delhaize Group	56	5,869
KBC Groep N.V.	94	5,296
Solvay S.A.	60	6,074
UCB S.A.	67	5,034
		33,524

Brazil–0.57%
Ambev S.A.	1,300	7,328
BRF S.A.	400	5,722
Embraer S.A.	800	4,784
Klabin S.A.(b)	900	4,561
Tractebel Energia S.A.	600	6,655
Transmissora Alianca de Energia Eletrica S.A.(c)	1,100	6,255
Ultrapar Participacoes S.A.	300	6,316
		41,621

Chile–0.86%
Banco de Chile	99,943	10,918
Banco Santander Chile	165,948	8,038
Cencosud S.A.	2,586	6,970
Empresa Nacional de Electricidad S.A.	5,625	5,238
Empresas CMPC S.A.	2,585	5,847
Empresas COPEC S.A.	792	7,915
Endesa Américas S.A.(a)	5,625	2,657
Enersis Américas S.A.	24,400	4,209
Enersis Chile S.A.(a)	24,400	2,978
S.A.C.I. Falabella	1,065	8,071
		62,841

China–1.16%
AAC Technologies Holdings Inc.	1,000	6,955
Agricultural Bank of China Ltd.–Class H	16,000	5,772
China CITIC Bank Corp. Ltd.–Class H(a)	8,000	5,015
China Construction Bank Corp.–Class H	9,000	5,734
China Mobile Ltd.	500	5,687
CITIC Ltd.	3,000	4,349
CSPC Pharmaceutical Group Ltd.	8,000	7,081
FIH Mobile Ltd.	16,000	6,855
Global Logistic Properties Ltd.	4,500	6,391
Hengan International Group Co. Ltd.	500	4,461
HengTen Networks Group Ltd.(a)	88,000	4,014
Industrial & Commercial Bank of China Ltd.–Class H	10,000	5,373
Shenzhou International Group Holdings Ltd.	1,000	5,142
Want Want China Holdings Ltd.	7,000	5,376
Yangzijiang Shipbuilding Holdings Ltd.	8,400	6,156
		84,361

	Shares	Value
Colombia–0.16%
Bancolombia S.A.–Preference Shares	616	$5,853
Grupo de Inversiones Suramericana S.A.	447	6,039
		11,892

Czech Republic–0.18%
CEZ A.S.	345	6,738
Komercni Banka A.S.	31	6,358
		13,096

Denmark–0.78%
A.P. Moeller–Maersk A/S–Class B	6	8,436
Carlsberg A/S–Class B	89	8,678
Coloplast A/S–Class B	102	7,647
Danske Bank A/S	280	7,883
Novo Nordisk A/S–Class B	146	8,150
Pandora A/S	61	7,919
Vestas Wind Systems A/S	116	8,297
		57,010

Egypt–0.07%
Commercial International Bank Egypt S.A.E.	1,070	5,450

Finland–0.47%
Fortum Oyj	399	6,013
Kone Oyj–Class B	126	5,748
Nokia Oyj	932	5,496
Sampo Oyj–Class A	118	5,152
UPM-Kymmene Oyj	320	6,124
Wartsila OYJ Abp	132	5,659
		34,192

France–3.79%
Accor S.A.	130	5,759
Air Liquide S.A.	53	6,016
Airbus Group SE	86	5,378
Alstom S.A.(a)	233	5,955
Arkema S.A.	84	6,702
AXA S.A.	219	5,521
BNP Paribas S.A.	112	5,930
Bouygues S.A.	144	4,802
Bureau Veritas S.A.	280	6,637
Capgemini S.A.	64	5,975
Carrefour S.A.	194	5,497
Christian Dior SE	32	5,610
Cie Generale des Etablissements Michelin	63	6,575
Compagnie de Saint-Gobain	135	6,183
Credit Agricole S.A.	498	5,508
Danone	82	5,744
Dassault Systemes S.A.	74	5,787
Edenred	289	5,690
Electricite de France S.A.	481	6,909
Engie SA	343	5,656
Essilor International S.A.	47	6,084
Hermes International	16	5,689
Kering	32	5,483

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Macro International Equity Fund

	Shares	Value
France–(continued)
L’Oreal S.A.	34	$6,169
Legrand S.A.	102	5,809
LVMH Moet Hennessy Louis Vuitton S.E.	34	5,649
Numericable–SFR S.A.	139	4,550
Orange S.A.	329	5,463
Pernod Ricard S.A.	53	5,722
Peugeot S.A.(a)	344	5,536
Publicis Groupe S.A.	94	6,956
Renault S.A.	60	5,790
Safran S.A.	86	5,925
Sanofi	70	5,780
Schneider Electric S.E.	96	6,248
SCOR S.E.	152	5,168
Societe Generale S.A.	149	5,843
Sodexo S.A.	59	5,966
Suez Environnement Co.	311	5,733
Technip S.A.	106	6,240
TOTAL S.A.	127	6,422
Unibail-Rodamco S.E.	22	5,895
Valeo S.A.	40	6,329
Veolia Environnement S.A.	253	6,215
Vinci S.A.	82	6,134
Vivendi S.A.	282	5,404
Zodiac Aerospace	288	6,752
		276,788

Germany–3.01%
adidas AG	54	6,962
Allianz S.E.	34	5,772
BASF S.E.	78	6,444
Bayer AG	53	6,114
Bayerische Motoren Werke AG	56	5,162
Beiersdorf AG	66	5,922
Brenntag AG	109	6,400
Commerzbank AG	646	6,036
Continental AG	25	5,490
Daimler AG	70	4,865
Deutsche Bank AG	290	5,469
Deutsche Boerse AG	69	5,664
Deutsche Lufthansa AG	360	5,590
Deutsche Post AG	219	6,430
Deutsche Telekom AG	349	6,108
E.ON S.E.	632	6,520
Fresenius Medical Care AG & Co. KGaA	69	5,985
Fresenius S.E. & Co. KGaA	86	6,255
GEA Group AG	126	5,850
HeidelbergCement AG	77	6,841
Henkel AG & Co. KGaA–Preference Shares	53	6,049
Infineon Technologies AG	457	6,502
K+S AG	246	6,135
Linde AG	40	6,110
Merck KGaA	59	5,544
Metro AG	215	6,832

	Shares	Value
Germany–(continued)
Muenchener Rueckversicherungs-Gesellschaft AG	30	$5,563
Porsche Automobil Holding S.E.–Preference Shares	114	6,361
ProSiebenSat.1 Media SE	113	5,760
RWE AG(a)	475	7,095
SAP S.E.	77	6,024
Siemens AG	61	6,365
Symrise AG	89	5,896
ThyssenKrupp AG	296	6,884
Volkswagen AG–Preference Shares	44	6,371
Vonovia SE	179	6,023
		219,393

Hong Kong–4.62%
AIA Group Ltd.	1,200	7,179
ASM Pacific Technology Ltd.	800	5,776
Bank of East Asia, Ltd. (The)	1,800	6,524
Brightoil Petroleum (Holdings) Ltd.	16,000	5,070
Cathay Pacific Airways Ltd.	3,000	4,784
Cheung Kong Infrastructure Holdings Ltd.	1,000	9,443
Cheung Kong Property Holdings Ltd.	1,000	6,830
China Innovative Finance Group Ltd.(a)	48,000	5,879
Chinese Estates Holdings Ltd.	2,500	6,201
CK Hutchison Holdings Ltd.	500	5,979
CLP Holdings Ltd.	500	4,620
Dairy Farm International Holdings Ltd.	1,000	6,900
Esprit Holdings Ltd.	6,600	5,786
First Pacific Co. Ltd.	8,000	5,074
Galaxy Entertainment Group Ltd.	2,000	6,700
Global Brands Group Holding Ltd.(a)	32,000	3,782
Haitong International Securities Group Ltd.	12,000	6,897
Hang Lung Group Ltd.	2,000	6,131
Hang Lung Properties Ltd.	3,000	5,948
Hang Seng Bank Ltd.	300	5,435
Henderson Land Development Co. Ltd.	1,310	8,141
HK Electric Investments and HK Electric Investments Ltd.(d)	7,500	6,749
Hong Kong & China Gas Co. Ltd.	3,730	6,917
Hong Kong Exchanges & Clearing Ltd.	300	7,561
Hongkong Land Holdings Ltd.	900	5,703
Hopewell Holdings Ltd.	2,000	6,737
Hysan Development Co. Ltd.	1,000	4,428
Jardine Matheson Holdings Ltd.	100	5,530
Jardine Strategic Holdings Ltd.	200	5,790
Kerry Properties Ltd.	2,500	6,817
Kingston Financial Group Ltd.(a)	16,000	5,933
Li & Fung Ltd.	10,000	6,186
Link REIT	1,000	6,057
MTR Corp. Ltd.	1,500	7,396
New World Development Co. Ltd.	7,000	6,943
Noble Group Ltd.(a)	20,100	6,815
NWS Holdings Ltd.	4,000	6,081
PCCW Ltd.	10,000	6,767

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Macro International Equity Fund

	Shares	Value
Hong Kong–(continued)
Power Assets Holdings Ltd.	500	$4,740
Sands China Ltd.	1,600	5,702
Shangri-La Asia Ltd.	6,000	7,341
Sino Land Co. Ltd.	4,000	6,269
SJM Holdings Ltd.	9,000	5,984
Sun Hung Kai Properties Ltd.	1,000	12,529
Swire Pacific Ltd.–Class A	500	5,437
Swire Properties Ltd.	2,200	5,701
Techtronic Industries Co. Ltd.	1,500	5,609
Television Broadcasts Ltd.	1,600	5,953
Value Partners Group Ltd.	6,000	5,657
VTech Holdings Ltd.	500	5,141
WH Group Ltd.(a)(d)	9,500	7,659
Wharf Holdings Ltd. (The)	1,000	5,413
Wheelock and Co. Ltd.	1,000	4,627
Yue Yuen Industrial (Holdings) Ltd.	1,500	5,444
		336,695

Hungary–0.25%
MOL Hungarian Oil and Gas PLC	111	6,775
OTP Bank Nyrt.	217	5,746
Richter Gedeon Nyrt	299	5,941
		18,462

India–0.32%
HDFC Bank Ltd.–ADR	110	6,916
Infosys Ltd.–ADR	297	5,584
Reliance Industries Ltd.–GDR (d)	160	4,736
Wipro Ltd.–ADR	523	6,354
		23,590

Indonesia–0.24%
Golden Agri-Resources Ltd.	21,100	6,253
PT Bank Central Asia Tbk	5,500	5,430
PT Telekomunikasi Indonesia Persero Tbk	22,800	6,127
		17,810

Ireland–0.96%
CRH PLC	210	6,100
Experian PLC	1,501	27,510
Kerry Group PLC–Class A	66	5,885
Shire PLC	486	30,342
		69,837

Italy–0.97%
Assicurazioni Generali S.p.A.	403	6,160
Atlantia S.p.A.	225	6,266
Enel S.p.A.	1,373	6,232
Eni S.p.A.	365	5,966
Intesa Sanpaolo S.p.A.	2,070	5,755
Luxottica Group S.p.A.	107	5,864
Prada S.p.A.	2,000	6,743
Snam S.p.A.	1,057	6,468
Telecom Italia S.p.A.(a)	4,739	4,625
Terna–Rete Elettrica Nazionale S.p.A.	1,098	6,206

	Shares	Value
Italy–(continued)
UniCredit S.p.A.	1,435	$5,544
Unione di Banche Italiane S.p.A.	1,128	4,802
		70,631

Japan–17.79%
Aeon Co., Ltd.	500	7,400
Aisin Seiki Co., Ltd.	100	3,854
Ajinomoto Co., Inc.	200	4,642
Alps Electric Co., Ltd.	300	5,113
AMADA Holdings Co., Ltd.	600	5,938
ANA Holdings Inc.	2,000	5,593
Aozora Bank, Ltd.	2,000	7,090
Asahi Glass Co., Ltd.	1,000	5,803
Asahi Group Holdings, Ltd.	200	6,383
Asahi Kasei Corp.	1,000	6,769
ASICS Corp.	300	5,930
Astellas Pharma Inc.	500	6,746
Bandai Namco Holdings Inc.	400	8,480
Bank of Kyoto, Ltd. (The)	1,000	6,673
Bridgestone Corp.	100	3,696
Brother Industries, Ltd.	500	5,693
Canon Inc.	200	5,605
Casio Computer Co., Ltd.	300	5,664
Chiba Bank, Ltd. (The)	1,000	5,011
Chubu Electric Power Co., Inc.	500	6,545
Chugai Pharmaceutical Co., Ltd.	200	6,779
Chugoku Bank, Ltd. (The)	600	6,193
Chugoku Electric Power Co., Inc. (The)	500	6,424
Credit Saison Co., Ltd.	300	5,489
Dai Nippon Printing Co., Ltd.	1,000	9,320
Dai-ichi Life Insurance Co. Ltd. (The)	500	5,955
Daicel Corp.	500	6,143
Daihatsu Motor Co., Ltd.	500	6,670
Daiichi Sankyo Co., Ltd.	200	4,683
Daikin Industries, Ltd.	100	7,874
Daiwa House Industry Co., Ltd.	200	5,283
Daiwa Securities Group Inc.	1,000	5,748
Denso Corp.	100	3,746
Dentsu Inc.	100	5,031
Don Quijote Holdings Co., Ltd.	200	7,128
East Japan Railway Co.	100	8,848
Eisai Co., Ltd.	100	6,171
Electric Power Development Co., Ltd.	200	5,973
Fuji Heavy Industries Ltd.	100	3,284
FUJIFILM Holdings Corp.	100	4,092
Fujitsu Ltd.	1,000	3,477
Fukuoka Financial Group, Inc.	1,000	3,363
Gunma Bank, Ltd. (The)	1,000	3,934
Hachijuni Bank, Ltd. (The)	1,200	5,211
Hamamatsu Photonics K.K.	200	5,520
Hankyu Hanshin Holdings, Inc.	1,000	6,298
Hino Motors, Ltd.	600	5,751
Hiroshima Bank, Ltd. (The)	1,000	3,615

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Macro International Equity Fund

	Shares	Value
Japan–(continued)
Hisamitsu Pharmaceutical Co., Inc.	100	$4,738
Hitachi, Ltd.	1,000	4,526
Hokuhoku Financial Group, Inc.	3,000	3,756
Hokuriku Electric Power Co.	300	3,903
Honda Motor Co., Ltd.	200	5,314
Hoya Corp.	100	3,807
Hulic Co., Ltd.	700	6,831
IHI Corp.	3,000	6,327
INPEX Corp.	700	5,438
Isetan Mitsukoshi Holdings Ltd.	500	5,299
Isuzu Motors Ltd.	600	6,386
ITOCHU Corp.	500	6,299
Iyo Bank, Ltd. (The)	800	5,229
J. Front Retailing Co., Ltd.	500	5,986
Japan Airlines Co. Ltd.	100	3,617
Japan Airport Terminal Co., Ltd.	100	3,538
Japan Exchange Group Inc.	300	4,457
Japan Real Estate Investment Corp.	1	6,207
Japan Retail Fund Investment Corp.	2	4,900
Japan Tobacco, Inc.	100	4,096
JFE Holdings, Inc.	500	6,826
Joyo Bank, Ltd. (The)	1,000	3,479
JSR Corp.	300	4,098
JTEKT Corp.	500	6,278
JX Holdings, Inc.	1,400	5,905
Kajima Corp.	1,000	6,211
Kansai Electric Power Co., Inc. (The)(a)	600	5,296
Kansai Paint Co., Ltd.	500	8,631
Kao Corp.	100	5,488
Kawasaki Heavy Industries, Ltd.	2,000	5,511
KDDI Corp.	200	5,688
Keikyu Corp.	1,000	9,057
Keio Corp.	1,000	8,829
Kintetsu Group Holdings Co., Ltd.	1,000	4,100
Kirin Holdings Co., Ltd.	500	7,262
Kobe Steel, Ltd.	7,000	6,608
Koito Manufacturing Co., Ltd.	100	4,301
Komatsu Ltd.	300	5,083
Konica Minolta Inc.	700	6,069
Kubota Corp.	500	7,303
Kuraray Co., Ltd.	600	7,583
Kyocera Corp.	100	4,899
Kyowa Hakko Kirin Co., Ltd.	300	5,329
Kyushu Electric Power Co., Inc.	600	5,988
Lawson, Inc.	100	7,805
LIXIL Group Corp.	200	4,173
Mabuchi Motor Co., Ltd.	100	4,950
Makita Corp.	100	6,221
Marubeni Corp.	1,100	5,775
Mazda Motor Corp.	500	7,559
Medipal Holdings Corp.	300	4,726
MEIJI Holdings Co., Ltd.	100	7,808
Minebea Co., Ltd.	1,000	8,031

	Shares	Value
Japan–(continued)
Mitsubishi Chemical Holdings Corp.	1,100	$5,676
Mitsubishi Corp.	300	4,935
Mitsubishi Electric Corp.	1,000	10,552
Mitsubishi Heavy Industries, Ltd.	1,000	3,492
Mitsubishi Materials Corp.	2,000	6,254
Mitsubishi Motors Corp.	800	3,209
Mitsubishi Tanabe Pharma Corp.	300	5,375
Mitsubishi UFJ Financial Group, Inc.	1,200	5,471
Mitsui & Co., Ltd.	500	5,992
Mitsui Chemicals, Inc.	2,000	6,560
Mitsui O.S.K. Lines, Ltd.	2,000	4,168
Mizuho Financial Group, Inc.	3,700	5,499
MS&AD Insurance Group Holdings, Inc.	200	5,201
Nagoya Railroad Co., Ltd.	1,000	5,074
NEC Corp.	2,000	4,817
NGK Spark Plug Co., Ltd.	300	5,927
Nidec Corp.	100	7,231
Nikon Corp.	300	4,417
Nippon Building Fund Inc.	1	6,292
Nippon Express Co., Ltd.	1,000	4,562
Nippon Paint Holdings Co., Ltd.	200	5,212
Nippon Steel & Sumitomo Metal Corp.	300	6,155
Nippon Telegraph & Telephone Corp.	100	4,426
Nippon Television Holdings, Inc.	300	4,832
Nippon Yusen Kabushiki Kaisha	3,000	5,763
Nissan Motor Co., Ltd.	600	5,340
Nisshin Seifun Group Inc.	300	4,892
Nissin Foods Holdings Co., Ltd.	100	4,646
Nitori Holdings Co., Ltd.	100	9,215
Nitto Denko Corp.	100	5,342
NOK Corp.	300	4,922
Nomura Holdings, Inc.	1,200	5,040
Nomura Research Institute, Ltd.	200	7,022
NSK Ltd.	600	5,181
NTT Data Corp.	100	5,197
NTT DOCOMO, Inc.	200	4,719
Obayashi Corp.	700	6,919
Oji Holdings Corp.	1,000	4,047
Olympus Corp.	100	3,865
OMRON Corp.	200	6,313
Ono Pharmaceutical Co., Ltd.	100	4,464
Oriental Land Co., Ltd.	100	6,960
ORIX Corp.	500	6,973
Osaka Gas Co., Ltd.	1,000	3,593
Otsuka Holdings Co., Ltd.	100	3,898
Panasonic Corp.	700	6,169
Rakuten Inc.	600	6,509
Recruit Holdings Co., Ltd.	200	6,188
Resona Holdings, Inc.	1,500	5,248
Ricoh Co., Ltd.	600	6,125
Rinnai Corp.	100	8,785
Rohm Co. Ltd.	100	4,336
Santen Pharmaceutical Co., Ltd.	300	4,287

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Macro International Equity Fund

	Shares	Value
Japan–(continued)
SECOM Co., Ltd.	100	$7,636
Sega Sammy Holdings Inc.	600	6,500
Seibu Holdings Inc.	400	8,426
Seiko Epson Corp.	300	4,904
Sekisui Chemical Co., Ltd.	500	6,220
Sekisui House, Ltd.	300	5,178
Seven & i Holdings Co., Ltd.	100	4,095
Shikoku Electric Power Co. Inc.	300	3,674
Shimizu Corp.	1,000	8,881
Shin-Etsu Chemical Co., Ltd.	100	5,549
Shinsei Bank, Ltd.	5,000	6,929
Shionogi & Co., Ltd.	100	5,082
Shiseido Co., Ltd.	200	4,466
Shizuoka Bank, Ltd. (The)	1,000	7,373
SoftBank Group Corp.	100	5,259
Sompo Japan Nipponkoa Holdings Inc.	200	5,189
Sony Corp.	200	4,861
Sony Financial Holdings Inc.	300	3,683
Stanley Electric Co., Ltd.	200	4,072
Sumitomo Chemical Co., Ltd.	1,000	4,462
Sumitomo Corp.	600	6,223
Sumitomo Electric Industries, Ltd.	500	5,942
Sumitomo Heavy Industries, Ltd.	1,000	4,149
Sumitomo Mitsui Financial Group, Inc.	200	6,011
Sumitomo Mitsui Trust Holdings, Inc.	2,000	6,076
Suntory Beverage & Food Ltd.	100	4,465
Suruga Bank Ltd.	300	5,815
Suzuken Co., Ltd./Aichi Japan(a)	200	6,799
Suzuki Motor Corp.	200	5,396
Sysmex Corp.	100	6,203
T&D Holdings, Inc.	600	5,718
Taiheiyo Cement Corp.	2,000	5,238
Taisei Corp.	1,000	6,807
Taisho Pharmaceutical Holdings Co. Ltd.	100	8,177
Takashimaya Co., Ltd.	1,000	7,317
Takeda Pharmaceutical Co. Ltd.	100	4,755
TDK Corp.	100	5,802
Teijin Ltd.	2,000	7,090
Terumo Corp.	100	3,812
THK Co., Ltd.	300	6,066
Tobu Railway Co., Ltd.	1,000	5,117
Toho Co., Ltd.	200	5,100
Toho Gas Co., Ltd.	1,000	6,829
Tohoku Electric Power Co., Inc.	500	6,373
Tokio Marine Holdings, Inc.	100	3,225
Tokyo Electric Power Co. Holdings, Inc.(a)	1,000	5,291
Tokyo Electron Ltd.	100	6,605
Tokyo Gas Co., Ltd.	1,000	4,385
Tokyo Tatemono Co., Ltd.	500	6,465
Tokyu Corp.	1,000	8,587
Tokyu Fudosan Holdings, Corp.	900	6,025
TonenGeneral Sekiyu K.K.	1,000	9,474
Toppan Printing Co., Ltd.	1,000	8,555

	Shares	Value
Japan–(continued)
Toray Industries, Inc.	1,000	$8,346
Toshiba Corp.(a)	3,000	6,271
TOTO Ltd.	200	6,796
Toyo Suisan Kaisha, Ltd.	100	3,532
Toyota Industries Corp.	100	4,304
Toyota Motor Corp.	100	5,044
Toyota Tsusho Corp.	200	4,466
Trend Micro Inc.	100	3,759
Unicharm Corp.	200	4,117
United Urban Investment Corp.	3	5,189
USS Co., Ltd.	300	4,744
West Japan Railway Co.	100	6,018
Yahoo Japan Corp.	1,400	6,255
Yakult Honsha Co., Ltd.	100	4,996
Yamada Denki Co., Ltd.	1,100	5,503
Yamaguchi Financial Group, Inc.	1,000	9,285
Yamaha Motor Co., Ltd.	300	4,855
Yamato Holdings Co., Ltd.	300	5,980
Yaskawa Electric Corp.	500	5,807
Yokogawa Electric Corp.	600	6,490
		1,297,530

Luxembourg–0.24%
ArcelorMittal S.A.	1,930	10,899
Tenaris S.A.	470	6,362
		17,261

Macau–0.19%
MGM China Holdings Ltd.	4,800	6,725
Wynn Macau, Ltd.	4,800	6,830
		13,555

Malaysia–2.52%
AMMB Holdings Berhad	5,600	6,485
Axiata Group Berhad	4,600	6,656
British American Tobacco Malaysia Berhad	488	5,734
CIMB Group Holdings Berhad	5,100	6,091
DiGi.Com Berhad	6,300	7,094
Gamuda Berhad	5,200	6,335
Genting Malaysia Berhad	5,200	5,953
Hap Seng Consolidated Berhad	3,200	6,278
Hartalega Holdings Berhad	4,500	4,944
Hong Leong Bank Berhad	3,500	12,066
IHH Healthcare Berhad	5,300	8,891
IJM Corp. Berhad	8,800	7,776
IOI Corp. Berhad	4,800	5,409
Kuala Lumpur Kepong Berhad	1,200	7,352
Malayan Banking Berhad	4,400	10,045
Maxis Berhad	4,600	6,598
MISC Berhad	3,400	7,358
Petronas Chemicals Group Berhad	3,500	6,015
Petronas Dagangan Berhad	1,300	7,937
Petronas Gas Berhad	1,600	9,007
Public Bank Berhad	3,000	14,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro International Equity Fund

	Shares	Value
Malaysia–(continued)
Sime Darby Berhad	2,800	$5,522
Telekom Malaysia Berhad	5,900	10,049
Tenaga Nasional Berhad	2,600	9,550
		183,501

Mexico–1.99%
Alfa, S.A.B. de C.V.–Class A	3,100	5,830
America Movil S.A.B. de C.V.–Series L	8,100	5,734
Arca Continental S.A.B. de C.V.	1,200	8,277
Coca-Cola Femsa, S.A.B. de C.V.–Series L	900	7,845
Fibra Uno Administracion S.A. de C.V.	3,600	8,551
Fomento Economico Mexicano, S.A.B. de C.V.–Series BD(e)	800	7,457
Gruma, S.A.B. de C.V.–Class B	355	5,174
Grupo Aeroportuario del Pacífico, S.A.B. de C.V.–Class B	700	6,609
Grupo Aeroportuario del Sureste, S.A.B. de C.V.–Class B	485	7,469
Grupo Bimbo, S.A.B. de C.V.–Series A	2,200	6,699
Grupo Elektra, S.A.B. de C.V.	280	5,264
Grupo Financiero Banorte S.A.B. de C.V.–Class O	1,100	6,254
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	3,000	5,879
Grupo Financiero Santander Mexico, S.A.B. de C.V.–Class B	3,500	6,420
Grupo Lala, S.A.B. de C.V.	2,400	6,418
Grupo Mexico S.A.B. de C.V.–Series B	2,700	6,867
Grupo Televisa S.A.B.–Series CPO(f)	1,100	6,412
Infraestructura Enérgetica Nova, S.A.B. de C.V.	1,600	6,240
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	2,800	6,656
Mexichem S.A.B. de C.V.	2,600	6,567
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	500	6,338
Wal-Mart de México, S.A.B. de C.V.–Series V	2,600	6,425
		145,385

Netherlands–1.15%
Aegon N.V.	1,028	5,900
Akzo Nobel N.V.	87	6,165
ASML Holding N.V.	60	5,799
Gemalto N.V.	81	5,268
Heineken Holding N.V.	77	6,356
Heineken N.V.	69	6,467
ING Groep N.V.	439	5,376
Koninklijke Ahold N.V.	258	5,613
Koninklijke DSM N.V.	112	6,879
Koninklijke KPN N.V.	1,526	6,002
Koninklijke Philips N.V.	224	6,156
Randstad Holding N.V.	99	5,317
Steinhoff International Holdings N.V.	1,030	6,455
Wolters Kluwer N.V.	153	5,822
		83,575

New Zealand–1.03%
Auckland International Airport Ltd.	1,343	5,760
Contact Energy Ltd.	1,962	6,968
Fisher & Paykel Healthcare Corp. Ltd.	992	6,330

	Shares	Value
New Zealand–(continued)
Fletcher Building Ltd.	1,223	$7,109
Kiwi Property Group Ltd.	6,613	6,826
Meridian Energy Ltd.	3,532	6,519
Ryman Healthcare Ltd.	1,102	6,871
SKY Network Television Ltd.	2,028	7,526
SKYCITY Entertainment Group Ltd.	1,988	6,787
Spark New Zealand Ltd.	2,557	6,615
Z Energy Ltd.	1,471	8,044
		75,355

Norway–0.57%
DNB ASA	635	8,131
Orkla ASA	934	8,154
Statoil ASA	503	8,845
Telenor ASA	482	8,258
Yara International ASA	199	7,968
		41,356

Philippines–0.83%
Ayala Corp.	370	6,067
Bank of the Philippine Islands	4,170	8,044
BDO Unibank, Inc.	2,730	5,819
Globe Telecom, Inc.	135	6,314
GT Capital Holdings, Inc.	180	5,235
Jollibee Foods Corp.	1,390	6,803
Metro Pacific Investments Corp.	43,400	5,366
Metropolitan Bank & Trust Co.	3,250	5,629
SM Investments Corp.	290	5,820
Universal Robina Corp.	1,190	5,276
		60,373

Poland–0.44%
Alior Bank S.A.(a)	294	5,315
Bank Pekao S.A.	138	5,598
Orange Polska S.A.	3,336	5,441
Polski Koncern Naftowy ORLEN S.A.	301	5,404
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	751	4,822
Powszechny Zaklad Ubezpieczen S.A.	632	5,723
		32,303

Portugal–0.08%
Energias de Portugal, S.A.	1,721	6,117

Qatar–0.30%
Industries Qatar Q.S.C.	163	4,658
Masraf Al Rayan Q.S.C.	512	4,796
Qatar Gas Transport Co. Ltd.	901	5,715
Qatar National Bank	171	6,707
		21,876

Russia–0.09%
Severstal PAO–GDR	558	6,484

Singapore–2.41%
Ascendas REIT	3,500	6,388
CapitaLand Commercial Trust Ltd.	5,700	6,047
CapitaLand Ltd.	2,800	6,455

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro International Equity Fund

	Shares	Value
Singapore–(continued)
CapitaLand Mall Trust	3,900	$6,002
City Developments Ltd.	1,100	6,804
ComfortDelGro Corp. Ltd.	2,900	6,219
DBS Group Holdings Ltd.	500	5,657
Genting Singapore PLC	10,800	6,525
Great Eastern Holdings Ltd.	400	6,644
Jardine Cycle & Carriage Ltd.	200	5,722
Keppel Corp. Ltd.	1,400	5,571
Keppel REIT	8,600	6,706
Oversea-Chinese Banking Corp. Ltd.	1,000	6,501
SATS Ltd.	2,200	6,699
Sembcorp Industries Ltd.	2,700	5,744
Sembcorp Marine Ltd.	4,400	5,430
Singapore Airlines Ltd.	700	5,976
Singapore Exchange Ltd.	1,100	6,142
Singapore Post Ltd.	4,900	5,709
Singapore Press Holdings Ltd.	2,300	6,927
Singapore Technologies Engineering Ltd.	2,700	6,446
Singapore Telecommunications Ltd.	2,200	6,297
StarHub Ltd.	2,500	6,133
Suntec REIT	4,900	6,126
United Overseas Bank Ltd.	500	6,895
UOL Group Ltd.	1,400	6,375
Venture Corp. Ltd.	1,000	6,223
Wilmar International Ltd.	2,600	7,146
		175,509

South Africa–0.75%
Bidvest Group Ltd. (The)	262	6,638
Growthpoint Properties Ltd.	3,322	5,887
Life Healthcare Group Holdings Ltd.	2,175	5,713
Mondi Ltd.	269	5,168
Nedbank Group Ltd.	399	5,104
Netcare Ltd.	2,164	5,513
Pick n Pay Stores Ltd.	1,218	6,344
SPAR Group Ltd. (The)	435	6,502
Vodacom Group Ltd.	662	7,711
		54,580

South Korea–1.21%
DGB Financial Group Inc.	809	6,477
GS Holdings Corp.	124	5,983
Hana Financial Group Inc.	287	6,406
Hanwha Life Insurance Co., Ltd.	1,005	5,882
HITEJINRO Co., Ltd.	205	5,029
KB Financial Group Inc.	197	5,980
Korea Electric Power Corp.	116	6,279
Korea Zinc Co., Ltd.	13	5,641
KT Corp.	344	9,207
Lotte Confectionery Co., Ltd.	2	4,385
Samsung Electronics Co., Ltd.	5	5,437
Samsung Life Insurance Co., Ltd.	52	4,974
Shinhan Financial Group Co., Ltd.	146	5,332
SK Telecom Co., Ltd.	28	5,075
Woori Bank	651	5,970
		88,057

	Shares	Value
Spain–1.48%
Abertis Infraestructuras S.A.	374	$6,323
Aena S.A.(a)(d)	50	7,144
Amadeus IT Holding S.A.–Class A	145	6,612
Banco Bilbao Vizcaya Argentaria, S.A.	750	5,164
Banco de Sabadell S.A.	3,219	6,183
Banco Popular Espanol S.A.	2,256	6,172
Banco Santander S.A.	1,126	5,733
Bankia S.A.	5,918	5,524
CaixaBank S.A.	1,940	5,828
Enagas S.A.	199	6,069
Ferrovial S.A.	286	6,178
Gas Natural SDG, S.A.	313	6,510
Grifols S.A.	249	5,424
Iberdrola S.A.	838	5,960
Industria de Diseno Textil, S.A.	166	5,329
Red Electrica Corp. S.A.	69	6,167
Repsol S.A.	458	6,045
Telefónica, S.A.	499	5,464
		107,829

Sweden–1.75%
Assa Abloy AB–Class B	387	8,109
Atlas Copco AB–Class A	310	8,015
Hennes & Mauritz AB–Class B	222	7,886
Hexagon AB–Class B	227	9,029
Investor AB–Class B	216	7,908
Nordea Bank AB	737	7,135
Sandvik AB	820	8,407
Skandinaviska Enskilda Banken AB–Class A	782	7,463
Skanska AB–Class B	360	7,910
SKF AB–Class B	443	8,152
Svenska Cellulosa AB–Class B	264	8,307
Svenska Handelsbanken AB–Class A	612	8,140
Swedbank AB–Class A	374	8,059
Telefonaktiebolaget LM Ericsson–Class B	846	6,842
Telia Co. AB	1,636	7,795
Volvo AB–Class B	751	8,767
		127,924

Switzerland–3.26%
ABB Ltd.	428	9,049
Actelion Ltd.	56	9,049
Adecco S.A.	120	7,725
Cie Financiere Richemont S.A.	120	7,982
Credit Suisse Group AG	507	7,701
Geberit AG	22	8,447
Givaudan S.A.	4	7,882
Glencore PLC	13,598	32,714
Julius Baer Group Ltd.	169	7,226
Kuehne + Nagel International AG	58	8,357
LafargeHolcim Ltd.	183	9,266
Nestle S.A.	110	8,200
Novartis AG	109	8,318
Roche Holding AG	31	7,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro International Equity Fund

	Shares	Value
Switzerland–(continued)
Schindler Holding AG–Participation Ctfs.	46	$8,378
SGS S.A.	4	8,803
Sika AG	2	8,513
Swatch Group AG (The)	22	7,514
Swiss Re AG	84	7,452
Swisscom AG	16	8,115
Syngenta AG	19	7,660
UBS Group AG	476	8,220
Wolseley PLC	462	25,868
Zurich Insurance Group AG	32	7,163
		237,439

Taiwan–3.55%
Asia Cement Corp.	8,140	7,238
Asustek Computer Inc.	1,000	8,761
Cathay Financial Holding Co., Ltd.	4,250	4,742
Cheng Shin Rubber Industry Co., Ltd.	4,000	8,300
Chicony Electronics Co., Ltd.	2,000	4,766
China Development Financial Holding Corp.	21,000	5,343
China Steel Corp.	10,240	7,156
Chunghwa Telecom Co., Ltd.	4,000	13,544
CTBC Financial Holding Co. Ltd.	11,287	5,719
CTCI Corp.	4,000	5,205
E.Sun Financial Holding Co. Ltd.	10,303	5,695
Far Eastern New Century Corp.	8,323	6,214
Far EasTone Telecommunications Co., Ltd.	4,000	8,993
First Financial Holding Co., Ltd.	22,819	11,153
Formosa Chemicals & Fibre Corp.	2,000	5,093
Formosa Petrochemical Corp.	2,000	5,672
Formosa Plastics Corp.	3,000	7,441
Fubon Financial Holding Co., Ltd.	4,000	4,843
Hon Hai Precision Industry Co., Ltd.	2,478	5,864
Hua Nan Financial Holdings Co., Ltd.	18,178	8,800
Lite-On Technology Corp.	4,030	4,894
Mega Financial Holding Co., Ltd.	9,000	6,377
Nan Ya Plastics Corp.	3,000	5,856
President Chain Store Corp.	1,000	7,059
Quanta Computer Inc.	3,000	4,821
Shin Kong Financial Holding Co., Ltd.	29,338	5,919
Simplo Technology Co., Ltd.	2,000	6,746
SinoPac Financial Holdings Co., Ltd.	20,501	6,058
Standard Foods Corp.	2,000	4,841
Synnex Technology International Corp.	6,000	5,948
Taishin Financial Holding Co., Ltd.	18,086	6,817
Taiwan Cement Corp.	6,000	6,103
Taiwan Cooperative Financial Holding Co. Ltd.	22,025	9,706
Taiwan Mobile Co., Ltd.	3,000	9,865
Taiwan Semiconductor Manufacturing Co. Ltd.	1,000	4,579
Uni-President Enterprises Corp.	3,409	6,134
United Microelectronics Corp.	14,000	5,193
WPG Holdings Ltd.	6,000	6,397
Yuanta Financial Holding Co., Ltd.	14,726	4,842
		258,697

	Shares	Value
Thailand–1.58%
Airports of Thailand PCL	500	$5,600
Bangchak Petroleum PCL (The)	5,900	5,216
Bangkok Airways PCL–NVDR	9,000	6,564
Bangkok Bank PCL	1,500	7,011
Bangkok Dusit Medical Services PCL	11,100	7,552
BTS Group Holdings PCL	33,400	8,792
Central Pattana PCL	4,700	7,077
CH. Karnchang PCL–NVDR	7,300	5,268
CP ALL PCL	4,200	5,488
Home Product Center PCL	24,600	5,642
Kasikornbank PCL	1,100	5,237
Krung Thai Bank PCL	10,600	5,294
Land and Houses PCL	21,500	5,296
Muangthai Leasing PCL–NVDR	9,400	5,385
Siam Cement PCL (The)	500	7,018
Siam Commercial Bank PCL (The)	1,300	4,952
Thai Beverage PCL	23,900	13,238
TMB Bank PCL	69,800	4,519
		115,149

Turkey–0.91%
Arcelik A.S.	796	5,345
BIM Birlesik Magazalar A.S.	325	7,154
Coca-Cola Içecek A.S.	412	6,042
Enka Insaat ve Sanayi A.S.	3,763	6,535
Ford Otomotiv Sanayi A.S.	404	5,428
Haci Omer Sabanci Holding A.S.	1,662	5,998
Koc Holding A.S.	1,255	6,552
Petkim PetroKimya Holding A.S.	4,834	7,099
Tupras-Turkiye Petrol Rafinerileri A.S.	189	4,983
Turk Telekomunikasyon A.S.	2,586	6,247
Turkcell Iletisim Hizmetleri A.S.(a)	1,212	5,241
		66,624

United Kingdom–16.58%
Anglo American PLC	3,371	37,926
ARM Holdings PLC	1,808	24,829
Associated British Foods PLC	550	24,670
AstraZeneca PLC	457	26,283
Aviva PLC	3,944	25,014
BAE Systems PLC	3,564	24,902
Barclays PLC	10,547	26,550
BP PLC	5,038	27,789
British American Tobacco PLC	455	27,767
BT Group PLC	3,911	25,412
Burberry Group PLC	1,332	23,141
Centrica PLC	8,199	28,629
CNH Industrial N.V.	813	6,249
Compass Group PLC	1,488	26,554
CYBG PLC(a)	73	239
Diageo PLC	958	25,884
Fiat Chrysler Automobiles N.V.	745	5,999
GlaxoSmithKline PLC	1,342	28,574
HSBC Holdings PLC	4,053	26,893

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro International Equity Fund

	Shares	Value
United Kingdom–(continued)
Imperial Brands PLC	500	$27,138
ITV PLC	7,968	26,279
Kingfisher PLC	5,369	28,602
Land Securities Group PLC	1,734	28,747
Legal & General Group PLC	7,675	25,122
Lloyds Banking Group PLC	24,820	24,418
Marks & Spencer Group PLC	4,336	26,885
National Grid PLC	1,946	27,775
Next PLC	278	20,692
Old Mutual PLC	10,230	27,854
Pearson PLC	2,109	24,890
Prudential PLC	1,375	27,201
Reckitt Benckiser Group PLC	281	27,279
RELX N.V.	353	5,924
RELX PLC	1,498	26,539
Rio Tinto Ltd.	184	7,124
Rio Tinto PLC	862	28,975
Rolls-Royce Holdings PLC	2,544	24,981
Rolls-Royce Holdings PLC–Preference Shares(a)	180,624	264
Royal Bank of Scotland Group PLC(a)	7,972	26,892
Royal Dutch Shell PLC–Class A	1,096	28,680
SABMiller PLC	435	26,618
Sky PLC	1,797	24,697
Smith & Nephew PLC	1,600	27,086

	Shares	Value
United Kingdom–(continued)
SSE PLC	1,257	$27,788
Standard Chartered PLC	3,782	30,689
Standard Life PLC	5,224	24,974
Tesco PLC(a)	9,637	24,234
Unilever N.V.	131	5,755
Unilever PLC	591	26,502
Vodafone Group PLC	8,407	27,187
WPP PLC	1,206	28,193
		1,209,288

United States–0.09%
Samsonite International S.A.	2,100	6,782
Total Common Stocks & Other Equity Interests (Cost $6,853,104)		6,476,813

Money Market Funds–8.52%
Liquid Assets Portfolio–Institutional Class, 0.44%(g)	310,552	310,552
Premier Portfolio–Institutional Class, 0.39%(g)	310,552	310,552
Total Money Market Funds (Cost $621,104)		621,104
TOTAL INVESTMENTS–97.32% (Cost $7,474,208)		7,097,917
OTHER ASSETS LESS LIABILITIES–2.68%		195,554
NET ASSETS–100.00%		$7,293,471

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation

Ctfs.	– Certificates
GDR	– Global Depositary Receipt

NVDR	– Non-Voting Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share and four preferred shares.
(c)	Each unit represents two preferred shares and one common share.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $26,288, which represented less than 1% of the Fund’s Net Assets.
(e)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(f)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Financials	22.2%
Industrials	14.0
Consumer Discretionary	12.6
Consumer Staples	8.9
Materials	8.5
Health Care	5.5
Utilities	5.3
Information Technology	4.5
Telecommunication Services	4.0
Energy	3.3
Money Market Funds Plus Other Assets Less Liabilities	11.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro International Equity Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $6,853,104)	$6,476,813
Investments in affiliated money market funds, at value and cost	621,104
Total investments, at value (Cost $7,474,208)	7,097,917
Foreign currencies, at value (Cost $60,774)	61,399
Receivable for:
Deposits with brokers for open futures contracts	124,000
Dividends	30,328
Investment for trustee deferred compensation and retirement plans	4,978
Other assets	88,738
Total assets	7,407,360

Liabilities:
Payable for:
Variation margin — futures	13,953
Accrued fees to affiliates	40,190
Accrued trustees’ and officers’ fees and benefits	1,482
Accrued other operating expenses	53,286
Trustee deferred compensation and retirement plans	4,978
Total liabilities	113,889
Net assets applicable to shares outstanding	$7,293,471

Net assets consist of:
Shares of beneficial interest	$8,389,721
Undistributed net investment income	23,594
Undistributed net realized gain (loss)	(784,508)
Net unrealized appreciation (depreciation)	(335,336)
$7,293,471

Net Assets:
Class A	$3,025,245
Class C	$82,489
Class R	$8,669
Class Y	$3,569,054
Class R5	$303,940
Class R6	$304,074

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	348,533
Class C	9,575
Class R	1,001
Class Y	410,797
Class R5	35,001
Class R6	35,001
Class A:
Net asset value per share	$8.68
Maximum offering price per share
(Net asset value of $8.68 ÷ 94.50%)	$9.19
Class C:
Net asset value and offering price per share	$8.62
Class R:
Net asset value and offering price per share	$8.66
Class Y:
Net asset value and offering price per share	$8.69
Class R5:
Net asset value and offering price per share	$8.68
Class R6:
Net asset value and offering price per share	$8.69

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro International Equity Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $6,748)	$88,478
Dividends from affiliated money market funds	841
Total investment income	89,319

Expenses:
Advisory fees	32,682
Administrative services fees	24,863
Custodian fees	41,310
Distribution fees:
Class A	3,615
Class C	383
Class R	21
Transfer agent fees — A, C, R and Y	1,397
Transfer agent fees — R5	8
Transfer agent fees — R6	8
Trustees’ and officers’ fees and benefits	9,151
Registration and filing fees	35,087
Licensing Fees	45,075
Reports to shareholders	1,935
Professional services fees	27,569
Other	65,225
Total expenses	288,329
Less: Fees waived and expenses reimbursed	(243,469)
Net expenses	44,860
Net investment income	44,459

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $89)	(153,315)
Foreign currencies	(833)
Futures contracts	(115,701)
(269,849)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $310)	32,799
Foreign currencies	1,632
Futures contracts	4,103
38,534
Net realized and unrealized gain (loss)	(231,315)
Net increase (decrease) in net assets resulting from operations	$(186,856)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro International Equity Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$44,459	$103,966
Net realized gain (loss)	(269,849)	(560,404)
Change in net unrealized appreciation (depreciation)	38,534	(305,292)
Net increase (decrease) in net assets resulting from operations	(186,856)	(761,730)

Distributions to shareholders from net investment income:
Class A	(37,380)	(63,932)
Class C	(487)	(323)
Class R	(89)	(179)
Class Y	(53,159)	(68,456)
Class R5	(4,525)	(19,684)
Class R6	(4,525)	(7,613)
Total distributions from net investment income	(100,165)	(160,187)

Distributions to shareholders from net realized gains:
Class A	—	(19,588)
Class C	—	(127)
Class R	—	(60)
Class Y	—	(18,853)
Class R5	—	(5,421)
Class R6	—	(2,096)
Total distributions from net realized gains	—	(46,145)

Share transactions–net:
Class A	21,015	287,744
Class C	8,395	64,318
Class Y	(3,238)	941,777
Class R5	—	(529,245)
Net increase in net assets resulting from share transactions	26,172	764,594
Net increase (decrease) in net assets	(260,849)	(203,468)

Net assets:
Beginning of period	7,554,320	7,757,788
End of period (includes undistributed net investment income of $23,594 and $79,300, respectively)	$7,293,471	$7,554,320

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Macro International Equity Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide total return.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

16                         Invesco  Macro International Equity Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

17                         Invesco  Macro International Equity Fund

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the

18                         Invesco  Macro International Equity Fund

Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.935%
Next $250 million	0.910%
Next $500 million	0.885%
Next $1.5 billion	0.860%
Next $2.5 billion	0.835%
Next $2.5 billion	0.810%
Next $2.5 billion	0.785%
Over $10 billion	0.760%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.935%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.43%, 2.18%, 1.68%, 1.18%, 1.18% and 1.18%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $242,055 and reimbursed class level expenses of $630, $17, $2, $749, $8 and $8 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or

19                         Invesco  Macro International Equity Fund

networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $64 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $515,672, from Level 2 to Level 1 of $857,890, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$314,525	$339,789	$—	$654,314
Austria	6,380	6,377	—	12,757
Belgium	11,165	22,359	—	33,524
Brazil	41,621	—	—	41,621
Chile	62,841	—	—	62,841
China	6,955	77,406	—	84,361
Colombia	11,892	—	—	11,892
Czech Republic	6,738	6,358	—	13,096
Denmark	40,449	16,561	—	57,010
Egypt	5,450	—	—	5,450
Finland	28,068	6,124	—	34,192
France	206,657	70,131	—	276,788
Germany	207,143	12,250	—	219,393
Hong Kong	65,628	265,188	5,879	336,695
Hungary	11,687	6,775	—	18,462
India	23,590	—	—	23,590
Indonesia	—	17,810	—	17,810
Ireland	11,985	57,852	—	69,837
Italy	11,810	58,821	—	70,631
Japan	—	1,297,530	—	1,297,530

20                         Invesco  Macro International Equity Fund

	Level 1	Level 2	Level 3	Total
Luxembourg	$10,899	$6,362	$—	$17,261
Macau	—	13,555	—	13,555
Malaysia	118,136	65,365	—	183,501
Mexico	145,385	—	—	145,385
Netherlands	70,241	13,334	—	83,575
New Zealand	13,658	61,697	—	75,355
Norway	24,253	17,103	—	41,356
Philippines	37,975	22,398	—	60,373
Poland	5,315	26,988	—	32,303
Portugal	6,117	—	—	6,117
Qatar	—	21,876	—	21,876
Russia	6,484	—	—	6,484
Singapore	18,869	156,640	—	175,509
South Africa	28,000	26,580	—	54,580
South Korea	9,414	78,643	—	88,057
Spain	11,839	95,990	—	107,829
Sweden	87,290	40,634	—	127,924
Switzerland	162,977	74,462	—	237,439
Taiwan	—	258,697	—	258,697
Thailand	35,456	79,693	—	115,149
Turkey	55,089	11,535	—	66,624
United Kingdom	88,532	1,120,756	—	1,209,288
United States	627,886	—	—	627,886
	2,638,399	4,453,639	5,879	7,097,917
Futures Contracts*	39,423	—	—	39,423
Total Investments	$2,677,822	$4,453,639	$5,879	$7,137,340

*	Unrealized appreciation.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Equity risk:
Futures contracts(a)	$41,960	$(2,537)

(a)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

Location of Gain (Loss) on Statement of Operations
Futures Contracts
Realized Gain (Loss):
Equity risk	$(115,701)
Change in Net Unrealized Appreciation:
Equity risk	4,103
Total	$(111,598)

The table below summarizes the average notional value of futures contracts outstanding during the period.

Futures Contracts
Average notional value	$1,612,234

21                         Invesco  Macro International Equity Fund

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	6	June–2016	$204,529	$7,209
FTSE 100 Index	Long	4	June–2016	363,067	5,717
Hang Seng Index	Long	1	May–2016	134,422	(2,537)
Mini MSCI Emerging Markets Index	Long	18	June–2016	754,560	25,350
Tokyo Stock Price Index	Long	2	June–2016	249,307	3,684
Total Futures Contracts — Equity Risk					$39,423

(a)	Futures contracts collateralized by $124,000 cash held with Goldman Sachs & Co., the futures commission merchant.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$334,343	$94,871	$429,214

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $1,112,327 and $1,339,928, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$440,654
Aggregate unrealized (depreciation) of investment securities	(869,793)
Net unrealized appreciation (depreciation) of investment securities	$(429,139)

Cost of investments for tax purposes is $7,527,056.

22                         Invesco  Macro International Equity Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	10,524	$92,489	76,956	$787,039
Class C	978	8,040	6,508	64,463
Class Y	—	—	114,771	1,130,479

Issued as reinvestment of dividends:
Class A	494	4,074	351	3,272
Class C	52	430	25	237
Class Y	1,524	12,558	22	205
Class R5	—	—	1,650	15,396

Reacquired:
Class A	(9,088)	(75,548)	(50,570)	(502,567)
Class C	(10)	(75)	(37)	(382)
Class Y	(1,854)	(15,796)	(18,408)	(188,907)
Class R5	—	—	(57,150)	(544,641)
Net increase in share activity	2,620	$26,172	74,118	$764,594

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund and owns 6% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by this entity are also owned beneficially.
In addition, 89% of the outstanding shares of the Fund are owned by the Adviser.

23                         Invesco  Macro International Equity Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$9.01	$0.05	$(0.27)	$(0.22)	$(0.11)	$—	$(0.11)	$8.68	(2.42)%	$3,025	1.42	%(d)	8.39	%(d)	1.14	%(d)	17%
Year ended 10/31/15	10.15	0.12	(1.00)	(0.88)	(0.20)	(0.06)	(0.26)	9.01	(8.80)	3,123	1.42		9.00		1.18		53
Year ended 10/31/14(e)	10.00	0.12	0.03	0.15	—	—	—	10.15	1.50	3,247	1.42	(f)	8.20	(f)	1.29	(f)	45
Class C
Six months ended 04/30/16	8.92	0.02	(0.27)	(0.25)	(0.05)	—	(0.05)	8.62	(1.99)	82	2.17	(d)	9.14	(d)	0.39	(d)	17
Year ended 10/31/15	10.09	0.04	(1.00)	(0.96)	(0.15)	(0.06)	(0.21)	8.92	(9.58)	76	2.17		9.75		0.43		53
Year ended 10/31/14(e)	10.00	0.05	0.04	0.09	—	—	—	10.09	0.90	21	2.17	(f)	8.95	(f)	0.54	(f)	45
Class R
Six months ended 04/30/16	8.98	0.04	(0.27)	(0.23)	(0.09)	—	(0.09)	8.66	(2.52)	9	1.67	(d)	8.64	(d)	0.89	(d)	17
Year ended 10/31/15	10.13	0.09	(1.00)	(0.91)	(0.18)	(0.06)	(0.24)	8.98	(9.08)	9	1.67		9.25		0.93		53
Year ended 10/31/14(e)	10.00	0.09	0.04	0.13	—	—	—	10.13	1.30	10	1.67	(f)	8.45	(f)	1.04	(f)	45
Class Y
Six months ended 04/30/16	9.03	0.06	(0.27)	(0.21)	(0.13)	—	(0.13)	8.69	(2.25)	3,569	1.17	(d)	8.14	(d)	1.39	(d)	17
Year ended 10/31/15	10.17	0.14	(1.00)	(0.86)	(0.22)	(0.06)	(0.28)	9.03	(8.57)	3,714	1.17		8.75		1.43		53
Year ended 10/31/14(e)	10.00	0.14	0.03	0.17	—	—	—	10.17	1.70	3,202	1.17	(f)	7.95	(f)	1.54	(f)	45
Class R5
Six months ended 04/30/16	9.03	0.06	(0.28)	(0.22)	(0.13)	—	(0.13)	8.68	(2.37)	304	1.17	(d)	8.10	(d)	1.39	(d)	17
Year ended 10/31/15	10.18	0.14	(1.01)	(0.87)	(0.22)	(0.06)	(0.28)	9.03	(8.66)	316	1.17		8.71		1.43		53
Year ended 10/31/14(e)	10.00	0.14	0.04	0.18	—	—	—	10.18	1.80	921	1.17	(f)	7.92	(f)	1.54	(f)	45
Class R6
Six months ended 04/30/16	9.03	0.06	(0.27)	(0.21)	(0.13)	—	(0.13)	8.69	(2.25)	304	1.17	(d)	8.10	(d)	1.39	(d)	17
Year ended 10/31/15	10.17	0.14	(1.00)	(0.86)	(0.22)	(0.06)	(0.28)	9.03	(8.57)	316	1.17		8.71		1.43		53
Year ended 10/31/14(e)	10.00	0.14	0.03	0.17	—	—	—	10.17	1.70	356	1.17	(f)	7.92	(f)	1.54	(f)	45

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $2,908, $77, $8, $3,450, $293 and $293 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

24                         Invesco  Macro International Equity Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period [2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$975.80	$6.98	$1,017.80	$7.12	1.42%
C	1,000.00	972.00	10.64	1,014.07	10.87	2.17
R	1,000.00	974.80	8.20	1,016.56	8.37	1.67
Y	1,000.00	977.50	5.75	1,019.05	5.87	1.17
R5	1,000.00	976.30	5.75	1,019.05	5.87	1.17
R6	1,000.00	977.50	5.75	1,019.05	5.87	1.17

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

25                         Invesco  Macro International Equity Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MIE-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Macro Long/Short Fund
Nasdaq:
A: LSTAX ¡ C: LSTCX ¡ R: LSTRX ¡ Y: LSTYX ¡ R5: LSTFX ¡ R6: LSTSX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
18 Financial Statements
20 Notes to Financial Statements
29 Financial Highlights
30 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.63%
Class C Shares	-4.03
Class R Shares	-3.71
Class Y Shares	-3.50
Class R5 Shares	-3.50
Class R6 Shares	-3.50
MSCI All Country World Index▼ (Broad Market Index)	-0.94
Barclays 3-Month Treasury Bellwether Index▼ (Style-Specific Index)	0.14
Lipper Alternative Long/Short Equity Funds Index■ (Peer Group Index)	-1.73

Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The MSCI All Country World Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance of developed and emerging markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Barclays 3-Month Treasury Bellwether Index measures the performance of Treasury bills with a maturity of less than three months.

    The Lipper Alternative Long/Short Equity Funds Index is composed of domestic or foreign funds that employ portfolio strategies combining long holdings of equities with short sales of equity, equity options or equity index options. The funds may be either net long or net short, depending on the portfolio manager’s view of the market.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns

As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-4.92%
1 Year	-13.83

Class C Shares
Inception (12/17/13)	-3.36%
1 Year	-10.47

Class R Shares
Inception (12/17/13)	-2.84%
1 Year	-9.01

Class Y Shares
Inception (12/17/13)	-2.35%
1 Year	-8.60

Class R5 Shares
Inception (12/17/13)	-2.35%
1 Year	-8.60

Class R6 Shares
Inception (12/17/13)	-2.35%
1 Year	-8.60

The performance data quoted represent past performance and cannot guarantee comparable

Average Annual Total Returns

As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/17/13)	-5.14%
1 Year	-12.62

Class C Shares
Inception (12/17/13)	-3.53%
1 Year	-9.24

Class R Shares
Inception (12/17/13)	-3.03%
1 Year	-7.85

Class Y Shares
Inception (12/17/13)	-2.53%
1 Year	-7.35

Class R5 Shares
Inception (12/17/13)	-2.48%
1 Year	-7.34

Class R6 Shares
Inception (12/17/13)	-2.53%
1 Year	-7.35

future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.88%, 2.63%, 2.13%, 1.63%, 1.63% and 1.63%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 5.65%, 6.40%, 5.90%, 5.40%, 5.39% and 5.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 class shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2 Invesco Macro Long/Short Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Macro Long/Short Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–80.48%
Australia–5.80%
Adelaide Brighton Ltd.	1,933	$7,600
AGL Energy Ltd.	533	7,390
ALS Ltd.	2,288	8,092
Alumina Ltd.	7,378	8,332
Amcor Ltd.	694	8,127
AMP Ltd.	1,875	8,348
Ansell Ltd.	506	7,613
APA Group	1,138	7,546
Aristocrat Leisure Ltd.	973	7,390
Asciano Ltd.	1,090	7,319
ASX Ltd.	227	7,538
Aurizon Holdings Ltd.	2,020	6,537
AusNet Services	6,759	7,890
Australia and New Zealand Banking Group Ltd.	386	7,107
Bank of Queensland Ltd.	805	6,869
Bendigo and Adelaide Bank Ltd.	975	6,895
BHP Billiton Ltd.	547	8,571
BHP Billiton PLC	2,476	33,758
BlueScope Steel Ltd.	1,842	9,063
Boral Ltd.	1,624	7,915
Brambles Ltd.	781	7,412
Caltex Australia Ltd.	315	7,743
carsales.com Ltd.	808	7,226
Challenger Ltd.	1,244	8,455
Charter Hall Group	2,172	7,912
CIMIC Group Ltd.	311	8,429
Coca-Cola Amatil Ltd.	1,073	7,010
Cochlear Ltd.	94	7,722
Commonwealth Bank of Australia	135	7,551
Computershare Ltd.	931	7,158
Crown Resorts Ltd.	801	7,194
CSL Ltd.	94	7,501
CSR Ltd.	3,118	8,096
DEXUS Property Group	1,284	8,221
Domino’s Pizza Enterprises Ltd.	175	8,252
Downer EDI Ltd.	2,738	7,702
DUET Group	4,315	7,383
DuluxGroup Ltd.	1,546	7,524
Fairfax Media Ltd.	11,961	7,231
Flight Centre Travel Group Ltd.	220	6,577
Fortescue Metals Group Ltd.	4,022	10,257
Goodman Group	1,501	7,864
GPT Group (The)	1,985	7,593
Harvey Norman Holdings Ltd.	2,014	6,861
Healthscope Ltd.	3,805	7,870
Iluka Resources Ltd.	1,404	6,817
Incitec Pivot Ltd.	2,894	7,073

	Shares	Value
Australia–(continued)
Insurance Australia Group Ltd.	1,916	$8,392
Investa Office Fund	2,453	7,779
IOOF Holdings Ltd.	1,131	7,675
JB Hi-Fi Ltd.	438	7,318
Lendlease Group	708	6,838
Macquarie Group Ltd.	132	6,360
Magellan Financial Group Ltd.	445	7,261
Mirvac Group	5,210	7,409
National Australia Bank Ltd.	380	7,839
Newcrest Mining Ltd.(a)	562	8,240
Nufarm Ltd.	1,322	7,044
Oil Search Ltd.	1,362	7,175
Orica Ltd.	658	7,642
Origin Energy Ltd.	1,997	8,303
Orora Ltd.	4,044	8,119
OZ Minerals Ltd.	2,267	10,137
Perpetual Ltd.	235	7,623
Primary Health Care Ltd.	3,207	8,462
Qantas Airways Ltd.	2,598	6,362
QBE Insurance Group Ltd.	841	7,116
Ramsay Health Care Ltd.	146	7,203
REA Group Ltd.	190	7,348
Recall Holdings Ltd.	1,391	8,991
Santos Ltd.	2,559	9,154
Scentre Group	2,243	8,000
SEEK Ltd.	611	7,606
Shopping Centres Australasia Property Group	4,374	7,783
Sonic Healthcare Ltd.	532	7,803
South32 Ltd.(a)	7,107	8,939
Spark Infrastructure Group	4,761	7,494
Spotless Group Holdings Ltd.	5,650	5,549
Star Entertainment Group Ltd. (The)	1,831	7,867
Stockland	2,329	7,740
Suncorp Group Ltd.	861	8,170
Sydney Airport	1,496	7,747
Tabcorp Holdings Ltd.	2,318	7,809
Tatts Group Ltd.	2,529	7,250
Telstra Corp. Ltd.	1,884	7,679
TPG Telecom Ltd.	925	7,534
Transurban Group	874	7,696
Treasury Wine Estates Ltd.	1,021	7,236
Vicinity Centres	3,190	8,009
Washington H. Soul Pattinson & Co. Ltd.	608	7,502
Wesfarmers Ltd.	239	7,747
Westfield Corp.	975	7,458
Westpac Banking Corp.	305	7,185
Woodside Petroleum Ltd.	370	7,886
Woolworths Ltd.	425	7,126

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Macro Long/Short Fund

	Shares	Value
Australia–(continued)
WorleyParsons Ltd.	1,819	$9,615
		764,754

Austria–0.11%
Erste Group Bank AG(a)	237	6,838
Voestalpine AG	207	7,462
		14,300

Belgium–0.31%
Ageas	166	6,512
Anheuser-Busch InBev SA/NV	58	7,195
Delhaize Group	65	6,812
KBC Groep N.V.	114	6,423
Solvay S.A.	73	7,390
UCB S.A.	82	6,161
		40,493

Brazil–0.37%
Ambev S.A.	1,500	8,456
BRF S.A.	400	5,721
Embraer S.A.	900	5,382
Klabin S.A.(b)	1,100	5,574
Tractebel Energia S.A.	700	7,764
Transmissora Alianca de Energia Eletrica S.A.(c)	1,300	7,393
Ultrapar Participacoes S.A.	400	8,422
		48,712

Chile–0.55%
Banco de Chile	116,795	12,759
Banco Santander Chile	188,620	9,136
Cencosud S.A.	3,094	8,339
Empresa Nacional de Electricidad S.A.	6,574	6,122
Empresas CMPC S.A.	3,021	6,834
Empresas COPEC S.A.	926	9,254
Endesa Américas S.A.(a)	6,574	3,105
Enersis Américas S.A.	28,514	4,918
Enersis Chile S.A.(a)	28,514	3,480
S.A.C.I. Falabella	1,210	9,170
		73,117

China–0.73%
AAC Technologies Holdings Inc.	784	5,453
Agricultural Bank of China Ltd.–Class H	20,000	7,214
China CITIC Bank Corp. Ltd.–Class H(a)	10,000	6,269
China Construction Bank Corp.–Class H	9,000	5,734
China Mobile Ltd.	500	5,687
CITIC Ltd.	4,000	5,799
CSPC Pharmaceutical Group Ltd.	8,000	7,081
FIH Mobile Ltd.	19,000	8,141
Global Logistic Properties Ltd.	5,300	7,527
Hengan International Group Co. Ltd.	817	7,289
HengTen Networks Group Ltd.(a)	108,000	4,926
Industrial & Commercial Bank of China Ltd.–Class H	11,000	5,910

	Shares	Value
China–(continued)
Shenzhou International Group Holdings Ltd.	1,000	$5,143
Want Want China Holdings Ltd.	8,000	6,144
Yangzijiang Shipbuilding Holdings Ltd.	10,300	7,548
		95,865

Colombia–0.11%
Bancolombia S.A.–Preference Shares	720	6,841
Grupo de Inversiones Suramericana S.A.	522	7,052
		13,893

Czech Republic–0.12%
CEZ A.S.	448	8,750
Komercni Banka A.S.	35	7,178
		15,928

Denmark–0.50%
A.P. Moeller — Maersk A/S–Class B	7	9,841
Carlsberg A/S–Class B	103	10,043
Coloplast A/S–Class B	119	8,922
Danske Bank A/S	327	9,206
Novo Nordisk A/S–Class B	165	9,211
Pandora A/S	72	9,347
Vestas Wind Systems A/S	135	9,656
		66,226

Egypt–0.05%
Commercial International Bank Egypt S.A.E.	1,252	6,373

Finland–0.31%
Fortum Oyj	468	7,052
Kone Oyj–Class B	147	6,706
Nokia Oyj	1,001	5,903
Sampo Oyj–Class A	140	6,112
UPM-Kymmene Oyj	394	7,541
Wartsila OYJ Abp	162	6,945
		40,259

France–2.46%
Accor S.A.	153	6,777
Air Liquide S.A.	66	7,492
Airbus Group SE	106	6,628
Alstom S.A.(a)	232	5,929
Arkema S.A.	103	8,218
AXA S.A.	270	6,806
BNP Paribas S.A.	126	6,671
Bouygues S.A.	168	5,602
Bureau Veritas S.A.	324	7,680
Capgemini S.A.	84	7,842
Carrefour S.A.	231	6,545
Christian Dior SE	37	6,486
Cie Generale des Etablissements Michelin	70	7,306
Compagnie de Saint-Gobain	162	7,419
Credit Agricole S.A.	613	6,780
Danone	96	6,724

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Macro Long/Short Fund

	Shares	Value
France–(continued)
Dassault Systemes S.A.	91	$7,117
Edenred	338	6,655
Electricite de France S.A.	488	7,010
Engie SA	438	7,222
Essilor International S.A.	56	7,249
Hermes International	19	6,756
Kering	37	6,340
L’Oreal S.A.	39	7,076
Legrand S.A.	127	7,233
LVMH Moet Hennessy Louis Vuitton S.E.	40	6,646
Numericable–SFR S.A.	171	5,597
Orange S.A.	384	6,377
Pernod Ricard S.A.	65	7,017
Peugeot S.A.(a)	428	6,888
Publicis Groupe S.A.	105	7,770
Renault S.A.	73	7,045
Safran S.A.	105	7,234
Sanofi	86	7,101
Schneider Electric S.E.	117	7,615
SCOR S.E.	187	6,358
Societe Generale S.A.	145	5,687
Sodexo S.A.	66	6,674
Suez Environnement Co.	391	7,208
Technip S.A.	124	7,300
TOTAL S.A.	151	7,636
Unibail-Rodamco S.E.	26	6,966
Valeo S.A.	45	7,121
Veolia Environnement S.A.	297	7,296
Vinci S.A.	95	7,106
Vivendi S.A.	319	6,113
Zodiac Aerospace	278	6,518
		324,836

Germany–1.94%
adidas AG	63	8,123
Allianz S.E.	42	7,130
BASF S.E.	92	7,601
Bayer AG	60	6,922
Bayerische Motoren Werke AG	69	6,360
Beiersdorf AG	81	7,268
Brenntag AG	132	7,750
Commerzbank AG	665	6,213
Continental AG	30	6,589
Daimler AG	91	6,324
Deutsche Bank AG	293	5,526
Deutsche Boerse AG	82	6,731
Deutsche Lufthansa AG	421	6,537
Deutsche Post AG	255	7,486
Deutsche Telekom AG	413	7,228
E.ON S.E.	707	7,293
Fresenius Medical Care AG & Co. KGaA	81	7,026
Fresenius S.E. & Co. KGaA	102	7,419

	Shares	Value
Germany–(continued)
GEA Group AG	147	$6,826
HeidelbergCement AG	87	7,729
Henkel AG & Co. KGaA–Preference Shares	65	7,419
Infineon Technologies AG	488	6,943
K+S AG	256	6,384
Linde AG	46	7,026
Merck KGaA	79	7,424
Metro AG	237	7,531
Muenchener Rueckversicherungs–Gesellschaft AG	34	6,305
Porsche Automobil Holding S.E.–Preference Shares	129	7,198
ProSiebenSat.1 Media SE	132	6,729
RWE AG(a)	540	8,066
SAP S.E.	87	6,806
Siemens AG	68	7,095
Symrise AG	110	7,288
ThyssenKrupp AG	352	8,186
Volkswagen AG–Preference Shares	54	7,819
Vonovia SE	209	7,032
		255,332

Hong Kong–2.99%
AIA Group Ltd.	1,200	7,179
ASM Pacific Technology Ltd.	900	6,497
Bank of East Asia, Ltd. (The)	2,000	7,249
Brightoil Petroleum (Holdings) Ltd.	19,000	6,021
Cathay Pacific Airways Ltd.	4,000	6,378
Cheung Kong Infrastructure Holdings Ltd.	1,000	9,443
Cheung Kong Property Holdings Ltd.	1,000	6,830
China Innovative Finance Group Ltd.(a)	60,000	7,348
Chinese Estates Holdings Ltd.	3,000	7,442
CK Hutchison Holdings Ltd.	500	5,979
CLP Holdings Ltd.	1,000	9,240
Dairy Farm International Holdings Ltd.	1,200	8,280
Esprit Holdings Ltd.	7,800	6,838
First Pacific Co. Ltd.	10,000	6,343
Galaxy Entertainment Group Ltd.	2,000	6,700
Global Brands Group Holding Ltd.(a)	40,000	4,727
Haitong International Securities Group Ltd.	12,000	6,897
Hang Lung Group Ltd.	3,000	9,196
Hang Lung Properties Ltd.	4,000	7,931
Hang Seng Bank Ltd.	400	7,246
Henderson Land Development Co. Ltd.	1,310	8,141
HK Electric Investments and HK Electric Investments Ltd.(d)	8,500	7,649
Hong Kong & China Gas Co. Ltd.	3,840	7,121
Hong Kong Exchanges & Clearing Ltd.	300	7,561
Hongkong Land Holdings Ltd.	1,100	6,970
Hopewell Holdings Ltd.	2,000	6,737
Hysan Development Co. Ltd.	2,000	8,857
Jardine Matheson Holdings Ltd.	100	5,530
Jardine Strategic Holdings Ltd.	200	5,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Macro Long/Short Fund

	Shares	Value
Hong Kong–(continued)
Kerry Properties Ltd.	3,000	$8,180
Kingston Financial Group Ltd.(a)	18,000	6,674
Li & Fung Ltd.	12,000	7,423
Link REIT	1,500	9,086
MTR Corp. Ltd.	1,500	7,396
New World Development Co. Ltd.	8,000	7,935
Noble Group Ltd.(a)	23,500	7,967
NWS Holdings Ltd.	5,000	7,601
PCCW Ltd.	11,000	7,444
Power Assets Holdings Ltd.	500	4,740
Sands China Ltd.	2,000	7,128
Shangri-La Asia Ltd.	8,000	9,787
Sino Land Co. Ltd.	4,000	6,269
SJM Holdings Ltd.	10,000	6,649
Sun Hung Kai Properties Ltd.	1,000	12,530
Swire Pacific Ltd.–Class A	500	5,437
Swire Properties Ltd.	2,600	6,738
Techtronic Industries Co. Ltd.	2,000	7,478
Television Broadcasts Ltd.	1,800	6,697
Value Partners Group Ltd.	6,000	5,657
VTech Holdings Ltd.	600	6,169
WH Group Ltd.(a)(d)	11,000	8,869
Wharf Holdings Ltd. (The)	1,000	5,413
Wheelock and Co. Ltd.	2,000	9,254
Yue Yuen Industrial (Holdings) Ltd.	2,000	7,259
		393,900

Hungary–0.16%
MOL Hungarian Oil and Gas PLC	129	7,874
OTP Bank Nyrt	254	6,725
Richter Gedeon Nyrt	357	7,093
		21,692

India–0.21%
HDFC Bank Ltd.–ADR	134	8,425
Infosys Ltd.–ADR	349	6,561
Reliance Industries Ltd.–GDR(d)	186	5,506
Wipro Ltd.–ADR	570	6,925
		27,417

Indonesia–0.16%
Golden Agri-Resources Ltd.	24,600	7,290
PT Bank Central Asia Tbk	6,500	6,418
PT Telekomunikasi Indonesia Persero Tbk	26,600	7,148
		20,856

Ireland–0.63%
CRH PLC	257	7,466
Experian PLC	1,786	32,733
Kerry Group PLC–Class A	77	6,866
Shire PLC	568	35,461
		82,526

	Shares	Value
Italy–0.59%
Assicurazioni Generali S.p.A.	411	$6,282
Atlantia S.p.A.	258	7,185
Enel S.p.A.	1,607	7,294
Eni S.p.A.	444	7,258
Intesa Sanpaolo S.p.A.	2,065	5,741
Luxottica Group S.p.A.	112	6,138
Prada S.p.A.	2,300	7,755
Snam S.p.A.	1,235	7,557
Telecom Italia S.p.A.(a)	5,731	5,593
Terna — Rete Elettrica Nazionale S.p.A.	1,283	7,251
UniCredit S.p.A.	1,269	4,903
Unione di Banche Italiane S.p.A.	1,111	4,730
		77,687

Japan–11.40%
Aeon Co., Ltd.	600	8,880
Aisin Seiki Co., Ltd.	100	3,854
Ajinomoto Co., Inc.	200	4,642
Alps Electric Co., Ltd.	300	5,113
AMADA Holdings Co., Ltd.	700	6,928
ANA Holdings Inc.	2,000	5,593
Aozora Bank, Ltd.	2,000	7,090
Asahi Glass Co., Ltd.	1,000	5,803
Asahi Group Holdings, Ltd.	200	6,383
Asahi Kasei Corp.	1,000	6,769
ASICS Corp.	300	5,930
Astellas Pharma Inc.	500	6,746
Bandai Namco Holdings Inc.	300	6,360
Bank of Kyoto, Ltd. (The)	1,000	6,673
Bridgestone Corp.	200	7,391
Brother Industries, Ltd.	500	5,693
Canon Inc.	200	5,605
Casio Computer Co., Ltd.	300	5,664
Chiba Bank, Ltd. (The)	1,000	5,011
Chubu Electric Power Co., Inc.	500	6,545
Chugai Pharmaceutical Co., Ltd.	200	6,779
Chugoku Bank, Ltd. (The)	700	7,226
Chugoku Electric Power Co., Inc. (The)	500	6,424
Credit Saison Co., Ltd.	300	5,489
Dai Nippon Printing Co., Ltd.	1,000	9,320
Dai-ichi Life Insurance Co. Ltd. (The)	600	7,146
Daicel Corp.	600	7,372
Daihatsu Motor Co., Ltd.	500	6,670
Daiichi Sankyo Co., Ltd.	300	7,025
Daikin Industries, Ltd.	100	7,874
Daiwa House Industry Co., Ltd.	200	5,283
Daiwa Securities Group Inc.	1,000	5,748
Denso Corp.	200	7,492
Dentsu Inc.	100	5,031
Don Quijote Holdings Co., Ltd.	200	7,128
East Japan Railway Co.	100	8,848
Eisai Co., Ltd.	100	6,171

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Macro Long/Short Fund

	Shares	Value
Japan–(continued)
Electric Power Development Co., Ltd.	200	$5,973
Fuji Heavy Industries Ltd.	200	6,568
FUJIFILM Holdings Corp.	200	8,184
Fujitsu Ltd.	2,000	6,954
Fukuoka Financial Group, Inc.	2,000	6,726
Gunma Bank, Ltd. (The)	1,000	3,934
Hachijuni Bank, Ltd. (The)	1,400	6,079
Hamamatsu Photonics K.K.	200	5,520
Hankyu Hanshin Holdings, Inc.	1,000	6,298
Hino Motors, Ltd.	700	6,710
Hirose Electric Co., Ltd.	100	11,981
Hiroshima Bank, Ltd. (The)	1,000	3,615
Hisamitsu Pharmaceutical Co., Inc.	100	4,738
Hitachi, Ltd.	1,000	4,526
Hokuhoku Financial Group, Inc.	5,000	6,260
Hokuriku Electric Power Co.	500	6,504
Honda Motor Co., Ltd.	200	5,314
Hoya Corp.	200	7,613
Hulic Co., Ltd.	700	6,831
IHI Corp.	3,000	6,327
INPEX Corp.	700	5,438
Isetan Mitsukoshi Holdings Ltd.	600	6,359
Isuzu Motors Ltd.	700	7,450
ITOCHU Corp.	500	6,299
Iyo Bank, Ltd. (The)	800	5,229
J. Front Retailing Co., Ltd.	600	7,183
Japan Airlines Co. Ltd.	200	7,235
Japan Airport Terminal Co., Ltd.	200	7,077
Japan Exchange Group Inc.	500	7,429
Japan Real Estate Investment Corp.	1	6,207
Japan Retail Fund Investment Corp.	3	7,351
Japan Tobacco, Inc.	100	4,096
JFE Holdings, Inc.	400	5,461
Joyo Bank, Ltd. (The)	2,000	6,958
JSR Corp.	400	5,463
JTEKT Corp.	400	5,022
JX Holdings, Inc.	1,600	6,748
Kajima Corp.	1,000	6,211
Kansai Electric Power Co., Inc. (The)(a)	600	5,296
Kansai Paint Co., Ltd.	500	8,631
Kao Corp.	100	5,488
Kawasaki Heavy Industries, Ltd.	2,000	5,511
KDDI Corp.	200	5,688
Keikyu Corp.	1,000	9,057
Keio Corp.	1,000	8,829
Kintetsu Group Holdings Co., Ltd.	1,000	4,100
Kirin Holdings Co., Ltd.	600	8,715
Kobe Steel, Ltd.	7,000	6,608
Koito Manufacturing Co., Ltd.	100	4,301
Komatsu Ltd.	500	8,472
Konica Minolta Inc.	700	6,069

	Shares	Value
Japan–(continued)
Kubota Corp.	400	$5,842
Kuraray Co., Ltd.	500	6,319
Kyocera Corp.	100	4,899
Kyowa Hakko Kirin Co., Ltd.	400	7,106
Kyushu Electric Power Co., Inc.	700	6,986
Lawson, Inc.	100	7,805
LIXIL Group Corp.	300	6,259
Mabuchi Motor Co., Ltd.	100	4,950
Makita Corp.	100	6,221
Marubeni Corp.	1,200	6,300
Mazda Motor Corp.	500	7,559
Medipal Holdings Corp.	500	7,876
MEIJI Holdings Co., Ltd.	100	7,808
Minebea Co., Ltd.	1,000	8,031
Mitsubishi Chemical Holdings Corp.	1,100	5,676
Mitsubishi Corp.	300	4,935
Mitsubishi Electric Corp.	1,000	10,552
Mitsubishi Heavy Industries, Ltd.	2,000	6,985
Mitsubishi Materials Corp.	2,000	6,254
Mitsubishi Motors Corp.	800	3,209
Mitsubishi Tanabe Pharma Corp.	300	5,375
Mitsubishi UFJ Financial Group, Inc.	1,100	5,015
Mitsui & Co., Ltd.	500	5,992
Mitsui Chemicals, Inc.	2,000	6,560
Mitsui O.S.K. Lines, Ltd.	3,000	6,252
Mizuho Financial Group, Inc.	3,400	5,054
MS&AD Insurance Group Holdings, Inc.	200	5,201
Nagoya Railroad Co., Ltd.	1,000	5,074
NEC Corp.	3,000	7,226
NGK Spark Plug Co., Ltd.	300	5,927
Nidec Corp.	100	7,231
Nikon Corp.	500	7,361
Nippon Building Fund Inc.	1	6,292
Nippon Express Co., Ltd.	1,000	4,562
Nippon Paint Holdings Co., Ltd.	300	7,818
Nippon Steel & Sumitomo Metal Corp.	300	6,155
Nippon Telegraph & Telephone Corp.	100	4,426
Nippon Television Holdings, Inc.	500	8,054
Nippon Yusen Kabushiki Kaisha	3,000	5,763
Nissan Motor Co., Ltd.	700	6,230
Nisshin Seifun Group Inc.	500	8,153
Nissin Foods Holdings Co., Ltd.	100	4,646
Nitori Holdings Co., Ltd.	100	9,215
Nitto Denko Corp.	100	5,342
NOK Corp.	300	4,922
Nomura Holdings, Inc.	1,200	5,040
Nomura Research Institute, Ltd.	200	7,022
NSK Ltd.	700	6,044
NTT Data Corp.	100	5,197
NTT DOCOMO, Inc.	300	7,078
Obayashi Corp.	800	7,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Macro Long/Short Fund

	Shares	Value
Japan–(continued)
Odakyu Electric Railway Co., Ltd.	1,000	$10,801
Oji Holdings Corp.	2,000	8,095
Olympus Corp.	200	7,731
OMRON Corp.	200	6,313
Ono Pharmaceutical Co., Ltd.	200	8,927
Oriental Land Co., Ltd.	100	6,960
ORIX Corp.	500	6,973
Osaka Gas Co., Ltd.	2,000	7,186
Otsuka Holdings Co., Ltd.	200	7,795
Panasonic Corp.	700	6,169
Rakuten Inc.	700	7,594
Recruit Holdings Co., Ltd.	200	6,188
Resona Holdings, Inc.	1,400	4,898
Ricoh Co., Ltd.	700	7,146
Rinnai Corp.	100	8,785
Rohm Co. Ltd.	100	4,336
Santen Pharmaceutical Co., Ltd.	400	5,717
SECOM Co., Ltd.	100	7,636
Sega Sammy Holdings Inc.	700	7,584
Seibu Holdings Inc.	300	6,319
Seiko Epson Corp.	300	4,904
Sekisui Chemical Co., Ltd.	600	7,464
Sekisui House, Ltd.	500	8,630
Seven & i Holdings Co., Ltd.	100	4,095
Shikoku Electric Power Co. Inc.	500	6,124
Shimizu Corp.	1,000	8,881
Shin-Etsu Chemical Co., Ltd.	100	5,549
Shinsei Bank, Ltd.	6,000	8,314
Shionogi & Co., Ltd.	100	5,082
Shiseido Co., Ltd.	300	6,699
Shizuoka Bank, Ltd. (The)	1,000	7,373
SoftBank Group Corp.	100	5,259
Sompo Japan Nipponkoa Holdings Inc.	200	5,189
Sony Corp.	300	7,292
Sony Financial Holdings Inc.	400	4,910
Stanley Electric Co., Ltd.	300	6,108
Sumitomo Chemical Co., Ltd.	1,000	4,462
Sumitomo Corp.	700	7,260
Sumitomo Electric Industries, Ltd.	600	7,130
Sumitomo Heavy Industries, Ltd.	1,000	4,149
Sumitomo Metal Mining Co., Ltd.	1,000	11,027
Sumitomo Mitsui Financial Group, Inc.	200	6,011
Sumitomo Mitsui Trust Holdings, Inc.	2,000	6,076
Suntory Beverage & Food Ltd.	100	4,465
Suruga Bank Ltd.	300	5,815
Suzuken Co., Ltd./Aichi Japan(a)	200	6,799
Suzuki Motor Corp.	200	5,396
Sysmex Corp.	100	6,203
T&D Holdings, Inc.	700	6,671
Taiheiyo Cement Corp.	3,000	7,857
Taisei Corp.	1,000	6,807

	Shares	Value
Japan–(continued)
Taisho Pharmaceutical Holdings Co. Ltd.	100	$8,177
Takashimaya Co., Ltd.	1,000	7,317
Takeda Pharmaceutical Co. Ltd.	100	4,755
TDK Corp.	100	5,802
Teijin Ltd.	2,000	7,090
Terumo Corp.	200	7,624
THK Co., Ltd.	300	6,066
Tobu Railway Co., Ltd.	1,000	5,117
Toho Co., Ltd.	200	5,100
Toho Gas Co., Ltd.	1,000	6,829
Tohoku Electric Power Co., Inc.	600	7,647
Tokio Marine Holdings, Inc.	200	6,450
Tokyo Electric Power Co. Holdings, Inc.(a)	1,200	6,349
Tokyo Electron Ltd.	100	6,605
Tokyo Gas Co., Ltd.	1,000	4,385
Tokyo Tatemono Co., Ltd.	600	7,758
Tokyu Corp.	1,000	8,587
Tokyu Fudosan Holdings, Corp.	1,000	6,695
TonenGeneral Sekiyu K.K.	1,000	9,474
Toppan Printing Co., Ltd.	1,000	8,555
Toray Industries, Inc.	1,000	8,346
Toshiba Corp.(a)	3,000	6,271
TOTO Ltd.	200	6,796
Toyo Suisan Kaisha, Ltd.	200	7,065
Toyota Industries Corp.	100	4,304
Toyota Motor Corp.	100	5,044
Toyota Tsusho Corp.	300	6,699
Trend Micro Inc.	200	7,518
Unicharm Corp.	300	6,176
United Urban Investment Corp.	5	8,648
USS Co., Ltd.	500	7,907
West Japan Railway Co.	100	6,018
Yahoo Japan Corp.	1,600	7,149
Yakult Honsha Co., Ltd.	100	4,996
Yamada Denki Co., Ltd.	1,300	6,503
Yamaguchi Financial Group, Inc.	1,000	9,285
Yamaha Motor Co., Ltd.	500	8,092
Yamato Holdings Co., Ltd.	300	5,980
Yaskawa Electric Corp.	500	5,807
Yokogawa Electric Corp.	700	7,571
		1,503,752

Luxembourg–0.16%
ArcelorMittal S.A.	2,256	12,740
Tenaris S.A.	604	8,176
		20,916

Macau–0.13%
MGM China Holdings Ltd.	6,000	8,406
Wynn Macau, Ltd.	5,887	8,377
		16,783

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Macro Long/Short Fund

	Shares	Value
Malaysia–1.61%
AMMB Holdings Berhad	6,623	$7,670
Axiata Group Berhad	5,368	7,768
British American Tobacco Malaysia Berhad	512	6,016
CIMB Group Holdings Berhad	5,900	7,047
DiGi.Com Berhad	7,300	8,220
Gamuda Berhad	6,100	7,432
Genting Malaysia Berhad	6,100	6,983
Hap Seng Consolidated Berhad	3,800	7,455
Hartalega Holdings Berhad	5,900	6,483
Hong Leong Bank Berhad	4,100	14,134
IHH Healthcare Berhad	6,521	10,939
IJM Corp. Berhad	10,158	8,976
IOI Corp. Berhad	5,700	6,423
Kuala Lumpur Kepong Berhad	1,500	9,189
Malayan Banking Berhad	5,219	11,914
Maxis Berhad	5,381	7,718
MISC Berhad	3,724	8,059
Petronas Chemicals Group Berhad	4,100	7,046
Petronas Dagangan Berhad	1,500	9,159
Petronas Gas Berhad	1,800	10,133
Public Bank Berhad	3,285	15,720
Sime Darby Berhad	3,305	6,518
Telekom Malaysia Berhad	6,691	11,396
Tenaga Nasional Berhad	2,822	10,365
		212,763

Mexico–1.28%
Alfa, S.A.B. de C.V.–Class A	3,600	6,771
America Movil S.A.B. de C.V.–Series L	9,540	6,753
Arca Continental S.A.B. de C.V.	1,432	9,877
Coca-Cola Femsa, S.A.B. de C.V.–Series L	1,100	9,589
Fibra Uno Administracion S.A. de C.V.	4,200	9,976
Fomento Economico Mexicano, S.A.B. de C.V.–Series BD(e)	900	8,389
Gruma, S.A.B. de C.V.–Class B	415	6,049
Grupo Aeroportuario del Pacífico, S.A.B. de C.V.–Class B	800	7,553
Grupo Aeroportuario del Sureste, S.A.B. de C.V.–Class B	530	8,162
Grupo Bimbo, S.A.B. de C.V.–Series A	2,700	8,221
Grupo Elektra, S.A.B. de C.V.	325	6,110
Grupo Financiero Banorte S.A.B. de C.V.–Class O	1,300	7,391
Grupo Financiero Inbursa, S.A.B. de C.V.–Class O	3,900	7,643
Grupo Financiero Santander Mexico, S.A.B. de C.V.–Class B	4,000	7,337
Grupo Lala, S.A.B. de C.V.	2,800	7,487
Grupo Mexico S.A.B. de C.V.–Series B	3,200	8,138
Grupo Televisa S.A.B.–Series CPO(f)	1,300	7,578
Infraestructura Enérgetica Nova, S.A.B. de C.V.	1,700	6,631
Kimberly-Clark de Mexico, S.A.B. de C.V.–Class A	3,000	7,131
Mexichem S.A.B. de C.V.	3,000	7,577
Promotora y Operadora de Infraestructura, S.A.B. de C.V.	600	7,606

	Shares	Value
Mexico–(continued)
Wal-Mart de México, S.A.B. de C.V.–Series V	2,924	$7,226
		169,195

Netherlands–0.75%
Aegon N.V.	1,221	7,007
Akzo Nobel N.V.	109	7,724
ASML Holding N.V.	71	6,862
Gemalto N.V.	95	6,179
Heineken Holding N.V.	94	7,759
Heineken N.V.	85	7,966
ING Groep N.V.	540	6,613
Koninklijke Ahold N.V.	301	6,549
Koninklijke DSM N.V.	131	8,046
Koninklijke KPN N.V.	1,783	7,013
Koninklijke Philips N.V.	265	7,282
Randstad Holding N.V.	116	6,230
Steinhoff International Holdings N.V.	1,204	7,546
Wolters Kluwer N.V.	178	6,774
		99,550

New Zealand–0.67%
Auckland International Airport Ltd.	1,569	6,730
Contact Energy Ltd.	2,411	8,562
Fisher & Paykel Healthcare Corp. Ltd.	1,159	7,396
Fletcher Building Ltd.	1,429	8,307
Kiwi Property Group Ltd.	7,727	7,976
Meridian Energy Ltd.	4,126	7,615
Ryman Healthcare Ltd.	1,288	8,030
SKY Network Television Ltd.	2,370	8,795
SKYCITY Entertainment Group Ltd.	2,323	7,931
Spark New Zealand Ltd.	2,988	7,730
Z Energy Ltd.	1,656	9,056
		88,128

Norway–0.37%
DNB ASA	790	10,115
Orkla ASA	1,092	9,534
Statoil ASA	588	10,339
Telenor ASA	594	10,178
Yara International ASA	223	8,929
		49,095

Philippines–0.54%
Ayala Corp.	430	7,051
Bank of the Philippine Islands	4,890	9,433
BDO Unibank, Inc.	3,200	6,821
Globe Telecom, Inc.	170	7,951
GT Capital Holdings, Inc.	210	6,108
Jollibee Foods Corp.	1,560	7,635
Metro Pacific Investments Corp.	50,800	6,281
Metropolitan Bank & Trust Co.	3,800	6,581
SM Investments Corp.	340	6,824
Universal Robina Corp.	1,390	6,162
		70,847

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Macro Long/Short Fund

	Shares	Value
Poland–0.29%
Alior Bank S.A.(a)	343	$6,201
Bank Pekao S.A.	161	6,531
Orange Polska S.A.	3,899	6,360
Polski Koncern Naftowy ORLEN S.A.	352	6,320
Powszechna Kasa Oszczednosci Bank Polski S.A.(a)	878	5,637
Powszechny Zaklad Ubezpieczen S.A.	739	6,692
		37,741

Portugal–0.06%
Energias de Portugal, S.A.	2,243	7,972

Qatar–0.19%
Industries Qatar Q.S.C.	190	5,430
Masraf Al Rayan QSC	599	5,611
Qatar Gas Transport Co. Ltd.	1,053	6,679
Qatar National Bank	199	7,807
		25,527

Russia–0.06%
Severstal PAO–GDR, REGS(d)	652	7,576

Singapore–1.57%
Ascendas REIT	4,000	7,301
CapitaLand Commercial Trust Ltd.	6,700	7,108
CapitaLand Ltd.	3,100	7,147
CapitaLand Mall Trust	4,500	6,926
City Developments Ltd.	1,300	8,041
ComfortDelGro Corp. Ltd.	3,300	7,077
DBS Group Holdings Ltd.	600	6,788
Genting Singapore PLC	12,600	7,612
Great Eastern Holdings Ltd.	500	8,305
Jardine Cycle & Carriage Ltd.	300	8,584
Keppel Corp. Ltd.	1,600	6,367
Keppel REIT	10,100	7,876
Oversea-Chinese Banking Corp. Ltd.	1,100	7,151
SATS Ltd.	2,500	7,612
Sembcorp Industries Ltd.	3,100	6,595
Sembcorp Marine Ltd.	5,400	6,664
Singapore Airlines Ltd.	900	7,684
Singapore Exchange Ltd.	1,300	7,258
Singapore Post Ltd.	6,400	7,456
Singapore Press Holdings Ltd.	2,500	7,529
Singapore Technologies Engineering Ltd.	3,200	7,640
Singapore Telecommunications Ltd.	2,600	7,442
StarHub Ltd.	2,900	7,114
Suntec REIT	5,800	7,251
United Overseas Bank Ltd.	500	6,896
UOL Group Ltd.	1,700	7,741
Venture Corp. Ltd.	1,200	7,467
Wilmar International Ltd.	3,100	8,520
		207,152

South Africa–0.51%
Bidvest Group Ltd. (The)	306	7,753

	Shares	Value
South Africa–(continued)
Growthpoint Properties Ltd.	3,882	$6,880
Life Healthcare Group Holdings Ltd.	2,857	7,504
Mondi Ltd.	353	6,782
Nedbank Group Ltd.	512	6,550
Netcare Ltd.	2,615	6,661
Pick n Pay Stores Ltd.	1,562	8,136
SPAR Group Ltd. (The)	508	7,593
Vodacom Group Ltd.	863	10,052
		67,911

South Korea–0.79%
DGB Financial Group Inc.	846	6,774
GS Holdings Corp.	145	6,996
Hana Financial Group Inc.	326	7,276
Hanwha Life Insurance Co., Ltd.	1,175	6,877
HITEJINRO Co., Ltd.	240	5,887
KB Financial Group Inc.	237	7,194
Korea Electric Power Corp.	136	7,362
Korea Zinc Co., Ltd.	15	6,509
KT Corp.	446	11,937
Lotte Confectionery Co., Ltd.	2	4,385
Samsung Electronics Co., Ltd.	6	6,524
Samsung Life Insurance Co., Ltd.	60	5,739
Shinhan Financial Group Co., Ltd.	192	7,012
SK Telecom Co., Ltd.	37	6,706
Woori Bank	761	6,979
		104,157

Spain–0.95%
Abertis Infraestructuras S.A.	437	7,388
Aena S.A.(a)(d)	59	8,430
Amadeus IT Holding S.A.–Class A	162	7,387
Banco Bilbao Vizcaya Argentaria, S.A.	943	6,493
Banco de Sabadell S.A.	3,825	7,347
Banco Popular Espanol S.A.	2,045	5,595
Banco Santander S.A.	1,403	7,144
Bankia S.A.	5,616	5,242
CaixaBank S.A.	1,755	5,272
Enagas S.A.	253	7,715
Ferrovial S.A.	303	6,546
Gas Natural SDG, S.A.	369	7,675
Grifols S.A.	319	6,949
Iberdrola S.A.	1,041	7,404
Industria de Diseno Textil, S.A.	205	6,581
Red Electrica Corp. S.A.	88	7,865
Repsol S.A.	604	7,972
Telefónica, S.A.	615	6,734
		125,739

Sweden–1.15%
Assa Abloy AB–Class B	476	9,973
Atlas Copco AB–Class A	382	9,876
Hennes & Mauritz AB–Class B	275	9,769

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Macro Long/Short Fund

	Shares	Value
Sweden–(continued)
Hexagon AB–Class B	263	$10,461
Investor AB–Class B	266	9,739
Nordea Bank AB	892	8,636
Sandvik AB	958	9,822
Skandinaviska Enskilda Banken AB–Class A	914	8,722
Skanska AB–Class B	421	9,250
SKF AB–Class B	517	9,514
Svenska Cellulosa AB–Class B	308	9,692
Svenska Handelsbanken AB–Class A	720	9,576
Swedbank AB–Class A	443	9,547
Telefonaktiebolaget LM Ericsson–Class B	989	7,998
Telia Co. AB	1,912	9,110
Volvo AB–Class B	877	10,238
		151,923

Switzerland–2.16%
ABB Ltd.	500	10,571
Actelion Ltd.	66	10,665
Adecco S.A	148	9,528
Cie Financiere Richemont S.A.	142	9,445
Credit Suisse Group AG	593	9,008
Geberit AG	25	9,599
Givaudan S.A.	5	9,852
Glencore PLC	15,891	38,231
Julius Baer Group Ltd.	208	8,893
Kuehne + Nagel International AG	68	9,797
LafargeHolcim Ltd.	199	10,077
Nestle S.A.	134	9,989
Novartis AG	120	9,158
Roche Holding AG	37	9,354
Schindler Holding AG–Participation Ctfs.	53	9,653
SGS S.A.	5	11,004
Sika AG	2	8,513
Swatch Group AG (The)	26	8,880
Swiss Re AG	104	9,227
Swisscom AG	18	9,129
Syngenta AG	23	9,272
TE Connectivity Ltd.	107	6,364
UBS Group AG	536	9,256
Wolseley PLC	553	30,964
Zurich Insurance Group AG	40	8,953
		285,382

Taiwan–2.30%
Asia Cement Corp.	9,450	8,403
Asustek Computer Inc.	1,000	8,761
Cathay Financial Holding Co., Ltd.	4,758	5,309
Cheng Shin Rubber Industry Co., Ltd.	4,000	8,300
Chicony Electronics Co., Ltd.	3,000	7,149
China Development Financial Holding Corp.	24,224	6,163
China Steel Corp.	12,409	8,672
Chunghwa Telecom Co., Ltd.	5,551	18,796

	Shares	Value
Taiwan–(continued)
CTBC Financial Holding Co. Ltd.	13,264	$6,721
CTCI Corp.	5,000	6,506
E.Sun Financial Holding Co. Ltd.	12,389	6,848
Far Eastern New Century Corp.	9,691	7,235
Far EasTone Telecommunications Co., Ltd.	4,267	9,593
First Financial Holding Co., Ltd.	26,197	12,804
Formosa Chemicals & Fibre Corp.	2,267	5,773
Formosa Petrochemical Corp.	2,000	5,672
Formosa Plastics Corp.	2,734	6,781
Fubon Financial Holding Co., Ltd.	4,000	4,843
Hon Hai Precision Industry Co., Ltd.	2,929	6,931
Hua Nan Financial Holdings Co., Ltd.	21,178	10,252
Lite-On Technology Corp.	5,030	6,109
Mega Financial Holding Co., Ltd.	11,000	7,795
Nan Ya Plastics Corp.	3,384	6,606
President Chain Store Corp.	1,000	7,059
Quanta Computer Inc.	4,000	6,428
Shin Kong Financial Holding Co., Ltd.	34,412	6,943
Simplo Technology Co., Ltd.	2,000	6,746
SinoPac Financial Holdings Co., Ltd.	24,450	7,225
Standard Foods Corp.	3,000	7,262
Synnex Technology International Corp.	7,000	6,939
Taishin Financial Holding Co., Ltd.	20,970	7,904
Taiwan Cement Corp.	7,668	7,800
Taiwan Cooperative Financial Holding Co. Ltd.	25,796	11,367
Taiwan Mobile Co., Ltd.	3,217	10,578
Taiwan Semiconductor Manufacturing Co. Ltd.	1,750	8,014
Uni-President Enterprises Corp.	4,105	7,386
United Microelectronics Corp.	16,000	5,934
WPG Holdings Ltd.	7,068	7,536
Yuanta Financial Holding Co., Ltd.	18,752	6,166
		303,309

Thailand–1.02%
Airports of Thailand PCL	600	6,719
Bangchak Petroleum PCL (The)	6,800	6,012
Bangkok Airways PCL–NVDR	10,500	7,658
Bangkok Bank PCL	1,700	7,945
Bangkok Dusit Medical Services PCL	13,600	9,253
BTS Group Holdings PCL	37,700	9,924
Central Pattana PCL	5,700	8,582
CH. Karnchang PCL–NVDR	8,500	6,134
CP ALL PCL	4,900	6,403
Home Product Center PCL	28,733	6,589
Kasikornbank PCL	1,300	6,190
Krung Thai Bank PCL	12,300	6,144
Land and Houses PCL	25,700	6,331
Muangthai Leasing PCL–NVDR	11,000	6,302
Siam Cement PCL (The)	550	7,720
Siam Commercial Bank PCL (The)	1,500	5,714
Thai Beverage PCL	27,900	15,453
TMB Bank PCL	81,600	5,283
		134,356

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Macro Long/Short Fund

	Shares	Value
Turkey–0.59%
Arcelik A.S.	930	$6,244
BIM Birlesik Magazalar A.S.	383	8,431
Coca-Cola Içecek A.S.	506	7,421
Enka Insaat ve Sanayi A.S.	4,502	7,819
Ford Otomotiv Sanayi A.S.	472	6,342
Haci Omer Sabanci Holding A.S.	1,943	7,013
Koc Holding A.S.	1,467	7,659
Petkim PetroKimya Holding A.S.	5,648	8,295
Tupras-Turkiye Petrol Rafinerileri A.S.	220	5,800
Turk Telekomunikasyon A.S.	2,885	6,969
Turkcell Iletisim Hizmetleri A.S.(a)	1,417	6,127
		78,120

United Kingdom–10.73%
Anglo American PLC	3,916	44,058
ARM Holdings PLC	2,115	29,045
Associated British Foods PLC	643	28,842
AstraZeneca PLC	532	30,597
Aviva PLC	4,652	29,504
BAE Systems PLC	4,237	29,605
Barclays PLC	12,325	31,026
BP PLC	5,839	32,208
British American Tobacco PLC	531	32,405
BT Group PLC	4,571	29,700
Burberry Group PLC	1,557	27,050
Centrica PLC	9,582	33,458
CNH Industrial N.V.	966	7,425
Compass Group PLC	1,739	31,034
Delphi Automotive PLC	75	5,522
Diageo PLC	1,146	30,964
Fiat Chrysler Automobiles N.V.	827	6,659
GlaxoSmithKline PLC	1,568	33,385
HSBC Holdings PLC	4,512	29,939
Imperial Brands PLC	584	31,697
ITV PLC	9,312	30,711
Kingfisher PLC	6,274	33,423
Land Securities Group PLC	1,958	32,461
Legal & General Group PLC	8,832	28,909
Lloyds Banking Group PLC	29,331	28,856
Marks & Spencer Group PLC	5,067	31,418
National Grid PLC	2,274	32,457
Next PLC	324	24,116
Old Mutual PLC	11,851	32,267
Pearson PLC	2,465	29,091
Prudential PLC	1,568	31,019
Reckitt Benckiser Group PLC	328	31,841
RELX N.V.	408	6,847
RELX PLC	1,751	31,021
Rio Tinto Ltd.	215	8,325
Rio Tinto PLC	1,009	33,916
Rolls-Royce Holdings PLC	2,973	29,194
Rolls-Royce Holdings PLC	211,083	308

	Shares	Value
United Kingdom–(continued)
Royal Bank of Scotland Group PLC(a)–Preference Shares	9,316	$31,425
Royal Dutch Shell PLC–Class A	1,281	33,522
SABMiller PLC	508	31,085
Sky PLC	2,119	29,123
Smith & Nephew PLC	1,870	31,656
SSE PLC	1,499	33,137
Standard Chartered PLC	4,498	36,498
Standard Life PLC	5,923	28,316
Tesco PLC(a)	11,262	28,320
Unilever N.V.	153	6,721
Unilever PLC	691	30,987
Vodafone Group PLC	9,709	31,398
WPP PLC	1,403	32,798
		1,415,289

United States–23.10%
3M Co.	37	6,193
Abbott Laboratories	149	5,796
AbbVie Inc.	106	6,466
ABM Industries Inc.	448	14,412
Acadia Realty Trust	383	12,907
Accenture PLC–Class A	62	7,001
Adobe Systems Inc.(a)	71	6,690
Aetna Inc.	55	6,175
Aflac, Inc.	97	6,690
Agree Realty Corp.	359	13,922
Air Products and Chemicals, Inc.	45	6,565
Alexion Pharmaceuticals, Inc.(a)	36	5,014
Allergan PLC(a)	20	4,331
ALLETE, Inc.	243	13,654
Allstate Corp. (The)	91	5,920
Alphabet Inc.–Class A(a)	8	5,663
Altria Group, Inc.	94	5,895
Amazon.com, Inc.(a)	10	6,596
American Airlines Group Inc.	146	5,065
American Assets Trust Inc.	362	14,361
American Electric Power Co., Inc.	95	6,032
American Express Co.	93	6,085
American International Group, Inc.	102	5,694
American States Water Co.	244	10,172
American Tower Corp.	62	6,503
Ameriprise Financial, Inc.	58	5,562
Ameris Bancorp	474	14,884
AMERISAFE, Inc.	223	12,015
AmerisourceBergen Corp.	68	5,787
Amgen Inc.	41	6,490
Anadarko Petroleum Corp.	116	6,120
Analog Devices, Inc.	106	5,970
Anthem, Inc.	45	6,335
Aon PLC	60	6,307
Apache Corp.	123	6,691

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Apple Inc.	55	$5,156
Applied Industrial Technologies, Inc.	284	13,016
Applied Materials, Inc.	306	6,264
Archer-Daniels-Midland Co.	158	6,311
Astoria Financial Corp.	767	11,536
AT&T Inc.	156	6,056
Atlantic Tele-Network, Inc.	141	10,139
Automatic Data Processing, Inc.	69	6,102
AutoZone, Inc.(a)	8	6,122
Avista Corp.	335	13,423
B&G Foods Inc.	283	11,662
Badger Meter Inc.	175	12,483
Baker Hughes Inc.	126	6,093
Bank Mutual Corp.	1,532	12,379
Bank of America Corp.	384	5,591
Bank of New York Mellon Corp. (The)	163	6,559
Banner Corp.	295	12,620
Barnes Group Inc.	355	11,534
Baxalta Inc.	150	6,292
Baxter International Inc.	150	6,633
BB&T Corp.	163	5,767
Becton, Dickinson and Co.	40	6,450
Berkshire Hathaway Inc.–Class B(a)	46	6,692
Biogen Inc.(a)	24	6,600
BlackRock, Inc.	18	6,414
Boeing Co. (The)	46	6,201
Boston Properties, Inc.	50	6,443
Boston Scientific Corp.(a)	340	7,453
Bristol-Myers Squibb Co.	92	6,641
Brookline Bancorp, Inc.	1,111	12,643
Cabot Microelectronics Corp.	294	12,316
CACI International Inc.–Class A(a)	113	10,865
California Resources Corp.	8	18
Capital One Financial Corp.	84	6,081
Capstead Mortgage Corp.	1,398	13,589
Cardinal Financial Corp.	546	12,083
Cardinal Health, Inc.	75	5,885
Carnival Corp.	123	6,033
Caterpillar Inc.	82	6,373
CBS Corp.–Class B	115	6,430
Cedar Realty Trust Inc.	1,661	11,494
Celgene Corp.(a)	61	6,308
CenturyLink Inc.	188	5,819
Charles Schwab Corp. (The)	202	5,739
Cheniere Energy, Inc.(a)	141	5,482
Chevron Corp.	67	6,846
Chubb Ltd.	51	6,011
Cigna Corp.	43	5,957
Cisco Systems, Inc.	221	6,075
Citigroup Inc.	121	5,600
City Holding Co.	268	13,164

	Shares	Value
United States–(continued)
CME Group Inc.–Class A	63	$5,790
Coca-Cola Co. (The)	135	6,048
Cognizant Technology Solutions Corp.–Class A(a)	101	5,895
Colgate-Palmolive Co.	87	6,170
Columbia Banking System, Inc.	403	11,884
Comcast Corp.–Class A	106	6,441
Community Bank System, Inc.	330	13,058
ConocoPhillips	133	6,356
Consolidated Edison, Inc.	83	6,192
CoreSite Realty Corp.	180	13,487
Corning Inc.	313	5,844
Costco Wholesale Corp.	39	5,777
Crown Castle International Corp.	68	5,908
CSX Corp.	233	6,354
Cubic Corp.	359	14,924
Cummins Inc.	58	6,788
CVB Financial Corp.	780	13,400
CVS Health Corp.	60	6,030
Danaher Corp.	70	6,772
Deere & Co.	70	5,888
Delta Air Lines, Inc.	122	5,084
Deltic Timber Corp.	229	14,312
Devon Energy Corp.	254	8,809
Dime Community Bancshares, Inc.	781	14,144
DineEquity, Inc.	162	13,932
Discover Financial Services	122	6,865
Dollar General Corp.	79	6,471
Dominion Resources, Inc.	84	6,003
Dorman Products, Inc.(a)	251	13,501
Dow Chemical Co. (The)	124	6,524
Duke Energy Corp.	79	6,224
E. I. du Pont de Nemours and Co.	98	6,459
EastGroup Properties, Inc.	257	15,356
Eaton Corp. PLC	102	6,454
eBay Inc.(a)	227	5,546
Ecolab Inc.	55	6,324
Edison International	88	6,222
Education Realty Trust, Inc.	313	12,448
El Paso Electric Co.	298	13,440
Electronics for Imaging, Inc.(a)	317	12,629
Eli Lilly and Co.	78	5,891
EMC Corp.	242	6,319
EMCOR Group, Inc.	269	13,041
Emerson Electric Co.	116	6,337
EOG Resources, Inc.	81	6,692
Equity Residential	89	6,058
ESCO Technologies Inc.	365	14,045
Exelon Corp.	178	6,246
Exponent, Inc.	226	11,264
Express Scripts Holding Co.(a)	73	5,382
Exxon Mobil Corp.	72	6,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Facebook Inc.–Class A(a)	55	$6,467
FedEx Corp.	44	7,265
First Commonwealth Financial Corp.	1,380	12,668
First Financial Bancorp.	694	13,533
First Midwest Bancorp, Inc.	657	12,141
Ford Motor Co.	437	5,926
Forrester Research, Inc.	351	11,801
Franklin Resources, Inc.	160	5,974
Franklin Street Properties Corp.	1,344	14,273
Freeport-McMoRan Inc.	453	6,342
G & K Services, Inc.–Class A	186	13,141
General Dynamics Corp.	47	6,604
General Electric Co.	195	5,996
General Mills, Inc.	99	6,073
General Motors Co.	182	5,788
Getty Realty Corp.	835	16,433
Gilead Sciences, Inc.	61	5,381
Goldman Sachs Group, Inc. (The)	33	5,416
Government Properties Income Trust	834	15,779
H.B. Fuller Co.	318	14,221
Haemonetics Corp.(a)	367	11,902
Halliburton Co.	170	7,023
HCA Holdings, Inc.(a)	81	6,530
HCP, Inc.	175	5,920
Healthcare Services Group, Inc.	359	13,588
Hershey Co. (The)	64	5,959
Hess Corp.	111	6,618
Hilton Worldwide Holdings Inc.	287	6,328
Home BancShares Inc.	287	12,338
Home Depot, Inc. (The)	49	6,561
Honeywell International Inc.	55	6,285
Horace Mann Educators Corp.	387	12,036
HP Inc.	548	6,724
Humana Inc.	32	5,666
Illinois Tool Works Inc.	61	6,376
Illumina, Inc.(a)	37	4,995
Independent Bank Corp.	251	11,805
Infinity Property & Casualty Corp.	173	13,868
Ingersoll-Rand PLC	103	6,751
Innospec Inc.	230	11,123
Intel Corp.	189	5,723
Intercontinental Exchange, Inc.	27	6,481
International Business Machines Corp.	44	6,421
International Paper Co.	153	6,620
Intuit Inc.	60	6,053
Intuitive Surgical, Inc.(a)	10	6,264
J & J Snack Foods Corp.	125	12,641
Johnson & Johnson	56	6,276
Johnson Controls, Inc.	158	6,541
JPMorgan Chase & Co.	97	6,130
Kaiser Aluminum Corp.	184	17,449

	Shares	Value
United States–(continued)
Kaman Corp.	344	$14,479
Kellogg Co.	79	6,068
Kimberly-Clark Corp.	45	5,634
Kinder Morgan Inc.	320	5,683
Kite Realty Group Trust	477	12,989
Korn/Ferry International	412	11,182
Kraft Heinz Co. (The)	77	6,011
Kroger Co. (The)	163	5,769
Las Vegas Sands Corp.	115	5,192
Lexington Realty Trust	1,621	14,232
LinkedIn Corp.–Class A (a)	27	3,383
Lockheed Martin Corp.	27	6,274
Lowe’s Cos., Inc.	84	6,386
LTC Properties, Inc.	319	14,798
LyondellBasell Industries N.V.–Class A	69	5,704
Macy’s, Inc.	133	5,265
ManTech International Corp.–Class A	405	13,689
Marathon Oil Corp.	410	5,777
Marathon Petroleum Corp.	126	4,924
Marsh & McLennan Cos., Inc.	102	6,441
MasterCard, Inc.–Class A	66	6,401
Matthews International Corp.–Class A	249	13,107
MB Financial, Inc.	362	12,583
McDonald’s Corp.	51	6,451
McKesson Corp.	33	5,538
Mead Johnson Nutrition Co.	83	7,233
Medical Properties Trust Inc.	1,086	14,455
Medtronic PLC	78	6,174
Merck & Co., Inc.	114	6,252
Meridian Bioscience, Inc.	583	11,141
MetLife, Inc.	131	5,908
Micron Technology, Inc.(a)	436	4,687
Microsoft Corp.	118	5,885
MKS Instruments, Inc.	351	12,587
Mondelez International, Inc.–Class A	147	6,315
Monro Muffler Brake, Inc.	176	12,183
Monsanto Co.	65	6,089
Morgan Stanley	171	4,627
Mueller Industries, Inc.	429	13,539
Mylan N.V.(a)	130	5,422
National Oilwell Varco Inc.	181	6,523
Navigators Group, Inc. (The)(a)	177	14,622
NBT Bancorp Inc.	437	12,385
Neenah Paper, Inc.	189	12,302
Netflix Inc.(a)	50	4,502
NextEra Energy, Inc.	52	6,114
NIKE, Inc.–Class B	100	5,894
Noble Energy, Inc.	183	6,608
Norfolk Southern Corp.	72	6,488
Northern Trust Corp.	85	6,042
Northfield Bancorp, Inc.	1,122	17,795

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Northrop Grumman Corp.	31	$6,394
Northwest Bancshares, Inc.	1,249	17,511
Northwest Natural Gas Co.	263	13,555
NorthWestern Corp.	227	12,903
Nucor Corp.	138	6,870
O’Reilly Automotive, Inc.(a)	22	5,779
Occidental Petroleum Corp.	89	6,822
Old National Bancorp	1,046	14,016
Omnicom Group Inc.	75	6,223
Oracle Corp.	157	6,258
Oritani Financial Corp.	791	13,708
PACCAR Inc.	111	6,539
Parkway Properties, Inc.	996	16,384
PayPal Holdings, Inc.(a)	152	5,955
PepsiCo, Inc.	59	6,075
Perrigo Co. PLC	45	4,350
PetMed Express, Inc.	690	12,627
Pfizer Inc.	202	6,607
PG&E Corp.	105	6,111
Philip Morris International Inc.	63	6,182
Phillips 66	73	5,994
Pioneer Natural Resources Co.	45	7,474
PNC Financial Services Group, Inc. (The)	69	6,057
PPG Industries, Inc.	58	6,403
PPL Corp.	166	6,248
Praxair, Inc.	55	6,460
Priceline Group Inc. (The)(a)	5	6,718
ProAssurance Corp.	384	18,328
Procter & Gamble Co. (The)	71	5,689
Prologis, Inc.	143	6,494
Provident Financial Services, Inc.	688	13,746
Prudential Financial, Inc.	78	6,056
PS Business Parks, Inc.	149	14,268
Public Service Enterprise Group Inc.	133	6,135
Public Storage	24	5,875
QUALCOMM, Inc.	113	5,709
Raytheon Co.	47	5,938
Regeneron Pharmaceuticals, Inc.(a)	12	4,521
Retail Opportunity Investments Corp.	701	13,789
Reynolds American Inc.	115	5,704
RLI Corp.	192	11,939
Ruth’s Hospitality Group, Inc.	682	10,830
S&P Global Inc.	67	7,159
S&T Bancorp, Inc.	442	11,346
Safety Insurance Group, Inc.	222	12,567
salesforce.com, inc.(a)	80	6,064
Samsonite International S.A.	2,188	7,066
Saul Centers, Inc.	235	12,497
Schlumberger Ltd.	79	6,347
Schweitzer-Mauduit International, Inc.	269	9,251
Selective Insurance Group, Inc.	344	11,940

	Shares	Value
United States–(continued)
Sempra Energy	61	$6,304
Sherwin-Williams Co. (The)	21	6,034
Simon Property Group, Inc.	30	6,035
Simpson Manufacturing Co., Inc.	368	13,837
South Jersey Industries, Inc.	428	11,945
Southern Co. (The)	122	6,112
Southwest Airlines Co.	134	5,978
Southwest Gas Corp.	204	13,242
Spectra Energy Corp.	203	6,348
Spire, Inc.	230	14,711
St. Jude Medical, Inc.	106	8,077
Standex International Corp.	159	12,194
Starbucks Corp.	101	5,679
State Street Corp.	92	5,732
Sterling Bancorp	778	12,713
Stewart Information Services Corp.	314	10,933
Stryker Corp.	57	6,214
SunTrust Banks, Inc.	158	6,595
Sykes Enterprises, Inc.(a)	374	10,902
Synchrony Financial(a)	206	6,297
Sysco Corp.	132	6,081
T. Rowe Price Group Inc.	82	6,174
Talmer Bancorp, Inc.–Class A	699	13,561
Target Corp.	73	5,804
TeleTech Holdings, Inc.	462	12,839
Tennant Co.	212	11,323
Tetra Tech, Inc.	417	12,260
Texas Instruments Inc.	112	6,388
Texas Roadhouse, Inc.	296	12,053
Thermo Fisher Scientific, Inc.	42	6,058
Time Warner Cable Inc.	30	6,363
Time Warner Inc.	89	6,687
TJX Cos., Inc. (The)	79	5,990
Tompkins Financial Corp.	209	13,656
Travelers Cos., Inc. (The)	54	5,935
TrustCo Bank Corp NY	1,891	12,121
Twenty-First Century Fox, Inc.–Class A	213	6,445
Twitter, Inc.(a)	264	3,860
Tyco International PLC	163	6,279
U.S. Bancorp	154	6,574
UMB Financial Corp.	236	13,157
UniFirst Corp.	120	13,006
Union Pacific Corp.	74	6,455
United Bankshares, Inc.	357	13,812
United Community Banks, Inc.	715	14,393
United Parcel Service, Inc.–Class B	59	6,199
United Technologies Corp.	61	6,367
UnitedHealth Group Inc.	49	6,452
Universal Health Realty Income Trust	229	12,503
Urstadt Biddle Properties Inc.–Class A	660	13,570
Valero Energy Corp.	93	5,475

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Macro Long/Short Fund

	Shares	Value
United States–(continued)
Ventas, Inc.	105	$6,523
Verizon Communications Inc.	115	5,858
Vertex Pharmaceuticals Inc.(a)	54	4,554
VF Corp.	91	5,738
Viacom Inc.–Class B	139	5,685
Visa Inc.–Class A	80	6,179
Vornado Realty Trust	64	6,127
Wal-Mart Stores, Inc.	89	5,951
Walgreens Boots Alliance, Inc.	80	6,342
Walt Disney Co. (The)	60	6,196
Waste Management, Inc.	104	6,114
WD-40 Co.	118	12,071
Wells Fargo & Co.	116	5,798
Welltower Inc.	96	6,664
Westamerica Bancorp.	255	12,424
Western Digital Corp.	102	4,168
Weyerhaeuser Co.	229	7,355
Williams Cos., Inc. (The)	210	4,072
Wintrust Financial Corp.	301	15,658

	Shares	Value
United States–(continued)
Xcel Energy, Inc.	149	$5,964
Yahoo! Inc.(a)	175	6,405
Yum! Brands, Inc.	76	6,047
Zimmer Biomet Holdings, Inc.	62	7,178
Zoetis Inc.	145	6,819
		3,045,841
Total Common Stocks & Other Equity Interests (Cost $10,725,199)		10,613,190

Money Market Funds–13.75%
Liquid Assets Portfolio–Institutional Class, 0.44% (g)	906,891	906,891
Premier Portfolio–Institutional Class, 0.39% (g)	906,891	906,891
Total Money Market Funds (Cost $1,813,782)		1,813,782
TOTAL INVESTMENTS–94.23% (Cost $12,538,981)		12,426,972
OTHER ASSETS LESS LIABILITIES–5.77%		760,691
NET ASSETS–100.00%		$13,187,663

Investment Abbreviations:

ADR	– American Depositary Receipt
CPO	– Certificates of Ordinary Participation
Ctfs.	– Certificates
GDR	– Global Depositary Receipt
NVDR	– Non Voting Depositary Receipt
REIT	– Real Estate Investment Trust

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	Each unit represents one common share and four preferred shares.
(c)	Each unit represents two preferred shares and one common share.
(d)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $38,030, which represented less than 1% of the Fund’s Net Assets.
(e)	Each unit represents one Series B share, two Series D-B shares and two Series D-L shares.
(f)	Each CPO represents twenty-five Series A shares, twenty-two Series B shares, thirty-five Series D shares and thirty-five Series L shares.
(g)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets as of April 30, 2016

Financials	22.9%
Industrials	12.0
Consumer Discretionary	10.1
Consumer Staples	6.9
Materials	6.7
Health Care	5.7
Information Technology	5.2
Utilities	4.9
Energy	3.3
Telecommunication Services	2.8
Money Market Funds Plus Other Assets Less Liabilities	19.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Macro Long/Short Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $10,725,199)	$10,613,190
Investments in affiliated money market funds, at value and cost	1,813,782
Total investments, at value (Cost $12,538,981)	12,426,972
Foreign currencies, at value (Cost $73,424)	73,884
Receivable for:
Deposits with brokers for open futures contracts	735,000
Variation margin — futures	9,650
Fund shares sold	3,745
Dividends	40,468
Investment for trustee deferred compensation and retirement plans	4,995
Unrealized appreciation on forward foreign currency contracts outstanding	9,926
Other assets	86,383
Total assets	13,391,023

Liabilities:
Payable for:
Fund shares reacquired	75
Accrued foreign taxes	962
Accrued fees to affiliates	29,349
Accrued trustees’ and officers’ fees and benefits	1,817
Accrued other operating expenses	66,101
Trustee deferred compensation and retirement plans	4,995
Unrealized depreciation on forward foreign currency contracts outstanding	97,976
Unrealized depreciation on swap agreements — OTC	2,085
Total liabilities	203,360
Net assets applicable to shares outstanding	$13,187,663

Net assets consist of:
Shares of beneficial interest	$14,433,303
Undistributed net investment income	17,673
Undistributed net realized gain (loss)	(985,485)
Net unrealized appreciation (depreciation)	(277,828)
$13,187,663

Net Assets:
Class A	$5,883,234
Class C	$33,753
Class R	$9,086
Class Y	$5,968,737
Class R5	$592,970
Class R6	$699,883

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	646,224
Class C	3,728
Class R	1,001
Class Y	654,743
Class R5	65,001
Class R6	76,766
Class A:
Net asset value per share	$9.10
Maximum offering price per share
(Net asset value of $9.10 ÷ 94.50%)	$9.63
Class C:
Net asset value and offering price per share	$9.05
Class R:
Net asset value and offering price per share	$9.08
Class Y:
Net asset value and offering price per share	$9.12
Class R5:
Net asset value and offering price per share	$9.12
Class R6:
Net asset value and offering price per share	$9.12

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Macro Long/Short Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $8,248)	$152,669
Dividends from affiliated money market funds	2,990
Total investment income	155,659

Expenses:
Advisory fees	83,461
Administrative services fees	24,863
Custodian fees	75,728
Distribution fees:
Class A	7,422
Class C	337
Class R	23
Transfer agent fees — A, C, R and Y	1,796
Transfer agent fees — R5	44
Transfer agent fees — R6	52
Trustees’ and officers’ fees and benefits	9,440
Registration and filing fees	35,205
Licensing fees	45,000
Pricing fees	46,931
Reports to shareholders	5,673
Professional services fees	31,552
Other	4,296
Total expenses	371,823
Less: Fees waived and expenses reimbursed	(257,269)
Net expenses	114,554
Net investment income	41,105

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities (net of foreign taxes of $199)	(121,788)
Foreign currencies	(2,327)
Forward foreign currency contracts	(177,424)
Futures contracts	(266,742)
Swap agreements	14,941
(553,340)
Change in net unrealized appreciation (depreciation) of:
Investment securities (net of foreign taxes on holdings of $425)	46,568
Foreign currencies	1,744
Forward foreign currency contracts	(54,856)
Futures contracts	2,092
Swap agreements	708
(3,744)
Net realized and unrealized gain (loss)	(557,084)
Net increase (decrease) in net assets resulting from operations	$(515,979)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Macro Long/Short Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$41,105	$72,039
Net realized gain (loss)	(553,340)	5,446
Change in net unrealized appreciation (depreciation)	(3,744)	(386,441)
Net increase (decrease) in net assets resulting from operations	(515,979)	(308,956)

Distributions to shareholders from net investment income:
Class A	(21,819)	(61,803)
Class C	(192)	—
Class R	(26)	(82)
Class Y	(35,615)	(73,701)
Class R5	(3,497)	(15,530)
Class R6	(4,092)	(9,070)
Total distributions from net investment income	(65,241)	(160,186)

Distributions to shareholders from net realized gains:
Class A	(106,784)	—
Class C	(1,985)	—
Class R	(157)	—
Class Y	(104,000)	—
Class R5	(10,212)	—
Class R6	(11,950)	—
Total distributions from net realized gains	(235,088)	—

Share transactions–net:
Class A	203,056	323,315
Class C	18,628	(45,450)
Class Y	(66,073)	773,498
Class R5	—	(571,965)
Class R6	12,171	65,636
Net increase in net assets resulting from share transactions	167,782	545,034
Net increase (decrease) in net assets	(648,526)	75,892

Net assets:
Beginning of period	13,836,189	13,760,297
End of period (includes undistributed net investment income of $17,673 and $41,809, respectively)	$13,187,663	$13,836,189

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Macro Long/Short Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to seek a positive absolute return over a complete economic and market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

20                         Invesco  Macro Long/Short Fund

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net

21                         Invesco  Macro Long/Short Fund

investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are

22                         Invesco  Macro Long/Short Fund

measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

M.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
N.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $10 billion	1.25%
Over $10 billion	1.15%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 1.25%.

23                         Invesco  Macro Long/Short Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.87%, 2.62%, 2.12%, 1.62%, 1.62% and 1.62%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $255,377 and reimbursed class level expenses of $884, $10, $1, $901, $44 and $52 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $14 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

24                         Invesco  Macro Long/Short Fund

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $604,746, from Level 2 to Level 1 of $1,011,911 and from Level 2 to Level 3 of $7,348, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$364,613	$400,141	$—	$764,754
Austria	7,462	6,838	—	14,300
Belgium	13,324	27,169	—	40,493
Brazil	48,712	—	—	48,712
Chile	73,117	—	—	73,117
China	5,453	90,412	—	95,865
Colombia	13,893	—	—	13,893
Czech Republic	8,750	7,178	—	15,928
Denmark	46,977	19,249	—	66,226
Egypt	6,373	—	—	6,373
Finland	32,718	7,541	—	40,259
France	242,762	82,074	—	324,836
Germany	240,756	14,576	—	255,332
Hong Kong	79,188	307,364	7,348	393,900
Hungary	13,818	7,874	—	21,692
India	27,417	—	—	27,417
Indonesia	—	20,856	—	20,856
Ireland	14,332	68,194	—	82,526
Italy	12,088	65,599	—	77,687
Japan	—	1,503,752	—	1,503,752
Luxembourg	12,740	8,176	—	20,916
Macau	—	16,783	—	16,783
Malaysia	137,972	74,791	—	212,763
Mexico	169,195	—	—	169,195
Netherlands	83,958	15,592	—	99,550
New Zealand	15,961	72,167	—	88,128
Norway	28,578	20,517	—	49,095
Philippines	44,702	26,145	—	70,847
Poland	6,201	31,540	—	37,741
Portugal	7,972	—	—	7,972
Qatar	—	25,527	—	25,527
Russia	7,576	—	—	7,576
Singapore	22,698	184,454	—	207,152
South Africa	35,090	32,821	—	67,911
South Korea	10,272	93,885	—	104,157
Spain	14,256	111,483	—	125,739
Sweden	103,739	48,184	—	151,923
Switzerland	197,659	87,723	—	285,382
Taiwan	—	303,309	—	303,309
Thailand	41,089	93,267	—	134,356
Turkey	64,661	13,459	—	78,120
United Kingdom	108,684	1,306,605	—	1,415,289
United States	4,859,623	—	—	4,859,623
	7,224,379	5,195,245	7,348	12,426,972
Forward Foreign Currency Contracts*	—	(88,050)	—	(88,050)
Futures Contracts*	(77,299)	—	—	(77,299)
Swap Agreements*	—	(2,085)	—	(2,085)
Total Investments	$7,147,080	$5,105,110	$7,348	$12,259,538

*	Unrealized appreciation (depreciation).

25                         Invesco  Macro Long/Short Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Currency risk:
Forward foreign currency contracts(a)	$9,926	$(97,976)
Equity risk:
Futures contracts(b)	97,503	(174,802)
Swap agreements(c)	—	(2,085)
Total	$107,429	$(274,863)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(b)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable is reported within the Statement of Assets and Liabilities.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap transactions — OTC.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Currency risk	$(177,424)	$—	$—
Equity risk	—	(266,742)	14,941
Change in Net Unrealized Appreciation (Depreciation):
Currency risk	(54,856)	—	—
Equity risk	—	2,092	708
Total	$(232,280)	$(264,650)	$15,649

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$5,892,733	$10,137,845	$165,077

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
07/20/16	Canadian Imperial Bank of Commerce	AUD	950,000	USD	729,866	$719,940	$9,926
07/20/16	Canadian Imperial Bank of Commerce	CHF	210,000	USD	218,377	219,745	(1,368)
07/20/16	Canadian Imperial Bank of Commerce	EUR	970,000	USD	1,099,060	1,113,590	(14,530)
07/20/16	Canadian Imperial Bank of Commerce	GBP	1,060,000	USD	1,504,919	1,549,216	(44,297)
07/20/16	Canadian Imperial Bank of Commerce	JPY	169,300,000	USD	1,562,749	1,594,877	(32,128)
07/20/16	Canadian Imperial Bank of Commerce	NOK	450,000	USD	54,508	55,866	(1,358)
07/20/16	Canadian Imperial Bank of Commerce	NZD	120,000	USD	82,727	83,423	(696)
07/20/16	Canadian Imperial Bank of Commerce	SEK	1,230,000	USD	151,623	153,502	(1,879)
07/20/16	Canadian Imperial Bank of Commerce	SGD	330,000	USD	243,256	244,976	(1,720)
Total Forward Foreign Currency Contracts — Currency Risk							$(88,050)

Currency Abbreviations:

AUD	– Australian Dollar
CHF	– Swiss Franc
EUR	– Euro
GBP	– British Pound Sterling
JPY	– Japanese Yen

NOK	– Norwegian Krone
NZD	– New Zealand Dollar
SEK	– Swedish Krona
SGD	– Singapore Dollar
USD	– U.S. Dollar

26                         Invesco  Macro Long/Short Fund

Open Futures Contracts(a)
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Dow Jones EURO STOXX 50 Index	Long	16	June-2016	$545,410	$19,223
Dow Jones EURO STOXX 50 Index	Short	21	June-2016	(715,851)	13,046
E-Mini S&P 500 Index	Long	3	June-2016	308,865	(85)
E-Mini S&P 500 Index	Short	8	June-2016	(823,640)	(31,876)
FTSE 100 Index	Long	9	June-2016	816,900	12,863
FTSE 100 Index	Short	10	June-2016	(907,666)	(19,173)
Hang Seng Index	Long	4	May-2016	537,689	(10,581)
Hang Seng Index	Short	2	May-2016	(268,845)	5,524
Mini MSCI Emerging Markets Asia Index	Long	31	June-2016	1,299,520	20,320
Mini MSCI Emerging Markets Asia Index	Short	21	June-2016	(880,320)	(50,968)
MSCI Singapore Index	Short	4	May-2016	(94,539)	2,866
Russell 2000 Mini Index	Long	1	June-2016	112,870	1,521
Russell 2000 Mini Index	Short	8	June-2016	(902,960)	(56,017)
SPI 200 Index	Short	5	June-2016	(497,239)	(6,102)
Tokyo Stock Price Index	Long	6	June-2016	747,921	11,052
Tokyo Stock Price Index	Short	7	June-2016	(872,574)	11,088
Total Futures Contracts — Equity Risk					$(77,299)

(a)	Futures contracts collateralized by $735,000 cash held with Goldman Sachs International, the futures commission merchant.

Open Over-The-Counter Total Return Swap Agreements — Equity Risk
Swap Agreements	Type of Contract	Counterparty	Number of Contracts	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Pay a return equal to Swiss Market Index Futures multiplied by the Notional Value	Short	Goldman Sachs International	2	June-2016	$(164,804)	$(2,085)

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Canadian Imperial Bank of Commerce(a)	$9,926	$(9,926)	$—	$—	$—

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
			Non-Cash	Cash
Canadian Imperial Bank of Commerce(a)	$97,976	$(9,926)	$—	$—	$88,050
Goldman Sachs International(b)	2,085	—	—	—	2,085
Total	$100,061	$(9,926)	$—	$—	$90,135

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements — OTC Counterparty.

27                         Invesco  Macro Long/Short Fund

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2015.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $2,307,644 and $3,026,464, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$876,169
Aggregate unrealized (depreciation) of investment securities	(1,022,439)
Net unrealized appreciation (depreciation) of investment securities	$(146,270)

Cost of investments for tax purposes is $12,573,242.

28                         Invesco  Macro Long/Short Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	63,395	$598,559	43,327	$415,185
Class C	12,082	113,193	1,013	10,055
Class Y	—	—	85,470	848,088
Class R6	6,250	56,946	10,211	100,649

Issued as reinvestment of dividends:
Class A	1,905	17,303	73	710
Class C	221	2,005	—	—
Class Y	1,812	16,449	—	—
Class R5	—	—	753	7,327
Class R6	257	2,334	89	866

Reacquired:
Class A	(46,153)	(412,806)	(9,415)	(92,580)
Class C	(10,734)	(96,570)	(5,542)	(55,505)
Class Y	(9,066)	(82,522)	(7,474)	(74,590)
Class R5	—	—	(58,811)	(579,292)
Class R6	(5,235)	(47,109)	(3,694)	(35,879)
Net increase in share activity	14,734	$167,782	56,000	$545,034

(a)	94% of the outstanding shares of the Fund are owned by the Adviser or an affiliate of the Adviser.

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$9.64	$0.02	$(0.37)	$(0.35)	$(0.03)	$(0.16)	$(0.19)	$9.10	(3.63)%	$5,883	1.85	%(d)	5.70	%(d)	0.48	%(d)	9%
Year ended 10/31/15	9.98	0.04	(0.27)	(0.23)	(0.11)	—	(0.11)	9.64	(2.37)	6,048	1.85		5.62		0.38		45
Year ended 10/31/14(e)	10.00	0.04	(0.06)	(0.02)	—	—	—	9.98	(0.20)	5,921	1.85	(f)	5.82	(f)	0.45	(f)	44
Class C
Six months ended 04/30/16	9.61	(0.01)	(0.38)	(0.39)	(0.01)	(0.16)	(0.17)	9.05	(4.03)	34	2.60	(d)	6.45	(d)	(0.27	)(d)	9
Year ended 10/31/15	9.92	(0.04)	(0.27)	(0.31)	—	—	—	9.61	(3.13)	21	2.60		6.37		(0.37)		45
Year ended 10/31/14(e)	10.00	(0.03)	(0.05)	(0.08)	—	—	—	9.92	(0.80)	66	2.60	(f)	6.57	(f)	(0.30	)(f)	44
Class R
Six months ended 04/30/16	9.62	0.01	(0.37)	(0.36)	(0.02)	(0.16)	(0.18)	9.08	(3.71)	9	2.10	(d)	5.95	(d)	0.23	(d)	9
Year ended 10/31/15	9.96	0.01	(0.27)	(0.26)	(0.08)	—	(0.08)	9.62	(2.59)	10	2.10		5.87		0.13		45
Year ended 10/31/14(e)	10.00	0.02	(0.06)	(0.04)	—	—	—	9.96	(0.40)	10	2.10	(f)	6.07	(f)	0.20	(f)	44
Class Y
Six months ended 04/30/16	9.67	0.03	(0.37)	(0.34)	(0.05)	(0.16)	(0.21)	9.12	(3.50)	5,969	1.60	(d)	5.45	(d)	0.73	(d)	9
Year ended 10/31/15	10.00	0.06	(0.26)	(0.20)	(0.13)	—	(0.13)	9.67	(2.05)	6,400	1.60		5.37		0.63		45
Year ended 10/31/14(e)	10.00	0.06	(0.06)	0.00	—	—	—	10.00	0.00	5,843	1.60	(f)	5.57	(f)	0.70	(f)	44
Class R5
Six months ended 04/30/16	9.67	0.03	(0.37)	(0.34)	(0.05)	(0.16)	(0.21)	9.12	(3.50)	593	1.60	(d)	5.44	(d)	0.73	(d)	9
Year ended 10/31/15	10.01	0.06	(0.27)	(0.21)	(0.13)	—	(0.13)	9.67	(2.14)	629	1.60		5.36		0.63		45
Year ended 10/31/14(e)	10.00	0.06	(0.05)	0.01	—	—	—	10.01	0.10	1,231	1.60	(f)	5.54	(f)	0.70	(f)	44
Class R6
Six months ended 04/30/16	9.67	0.03	(0.37)	(0.34)	(0.05)	(0.16)	(0.21)	9.12	(3.50)	700	1.60	(d)	5.44	(d)	0.73	(d)	9
Year ended 10/31/15	10.00	0.06	(0.26)	(0.20)	(0.13)	—	(0.13)	9.67	(2.05)	730	1.60		5.36		0.63		45
Year ended 10/31/14(e)	10.00	0.06	(0.06)	0.00	—	—	—	10.00	0.00	689	1.60	(f)	5.54	(f)	0.70	(f)	44

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5,970, $68, $9, $6,080, $598 and $702 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 17, 2013.
(f)	Annualized.

29                         Invesco  Macro Long/Short Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$963.70	$9.03	$1,015.66	$9.27	1.85%
C	1,000.00	959.70	12.67	1,011.93	13.01	2.60
R	1,000.00	962.90	10.25	1,014.42	10.52	2.10
Y	1,000.00	965.00	7.82	1,016.91	8.02	1.60
R5	1,000.00	965.00	7.82	1,016.91	8.02	1.60
R6	1,000.00	965.00	7.82	1,016.91	8.02	1.60

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

30                         Invesco  Macro Long/Short Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MLS-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco MLP Fund
Nasdaq:
A: ILPAX ¡ C: ILPCX ¡ R: ILPRX ¡ Y: ILPYX ¡ R5: ILPFX ¡ R6: ILPQX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
5 Financial Statements
7 Notes to Financial Statements
13 Financial Highlights
19 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.49%
Class C Shares	-5.03
Class R Shares	-4.62
Class Y Shares	-4.51
Class R5 Shares	-4.51
Class R6 Shares	-4.51
S&P 500 Index▼ (Broad Market Index)	0.43
Alerian MLP Index▼ (Style-Specific Index)	-5.67
Lipper Energy MLP Funds Index¢ (Peer Group Index)	-6.90
Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Alerian MLP Index is a market-cap weighted, float-adjusted index created to provide a comprehensive benchmark for investors to track the performance of the energy MLP sector. The Index components are selected by Alerian, LLC.

The Lipper Energy MLP Funds Index is an unmanaged index considered representative of energy MLP funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-25.99%
1 Year	-31.59

Class C Shares
Inception (8/29/14)	-24.07%
1 Year	-28.87

Class R Shares
Inception (8/29/14)	-23.63%
1 Year	-27.76

Class Y Shares
Inception (8/29/14)	-23.27%
1 Year	-27.38

Class R5 Shares
Inception (8/29/14)	-23.27%
1 Year	-27.38

Class R6 Shares
Inception (8/29/14)	-23.27%
1 Year	-27.38

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (8/29/14)	-32.17%
1 Year	-35.50

Class C Shares
Inception (8/29/14)	-30.32%
1 Year	-32.96

Class R Shares
Inception (8/29/14)	-29.89%
1 Year	-31.91

Class Y Shares
Inception (8/29/14)	-29.54%
1 Year	-31.55

Class R5 Shares
Inception (8/29/14)	-29.54%
1 Year	-31.55

Class R6 Shares
Inception (8/29/14)	-29.54%
1 Year	-31.55

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 6.37%, 7.12%, 6.62%, 6.12%, 6.10% and 6.10%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2 Invesco MLP Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco MLP Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Units	Value
Master Limited Partnerships–96.07%
Gathering & Processing MLP–11.87%
Antero Midstream Partners L.P.	4,937	$126,091
DCP Midstream Partners, L.P.	3,042	99,382
EnLink Midstream Partners, L.P.	5,385	75,821
EQT Midstream Partners L.P.	2,739	217,175
Rice Midstream Partners L.P.	6,087	101,470
Summit Midstream Partners, L.P.	739	15,645
Western Gas Partners L.P.	3,672	179,414
		814,998

Marine–0.94%
GasLog Partners L.P. (Monaco)	1,951	34,943
Golar LNG Partners L.P. (United Kingdom)	1,737	29,407
		64,350

Natural Gas Pipelines & Storage–5.67%
Boardwalk Pipeline Partners, L.P.	4,761	77,461
Columbia Pipeline Partners L.P.	917	13,324
Spectra Energy Partners, L.P.	2,100	105,903
Tallgrass Energy Partners L.P.	2,378	97,736
TC Pipelines, L.P.	1,735	95,026
		389,450

Pipelines & Midstream Diversified–44.03%
Enbridge Energy Partners, L.P.	10,355	224,082
Energy Transfer Equity, L.P.	4,006	49,794
Energy Transfer Partners, L.P.	19,879	704,313
Enterprise Products Partners L.P.	47,604	1,270,551
ONEOK Partners, L.P.	6,048	214,462
Plains All American Pipeline, L.P.	12,640	289,962
Williams Partners L.P.	8,903	269,138
		3,022,302

Refined Products Pipelines & Terminals–32.48%
Buckeye Partners, L.P.	4,253	306,216
Genesis Energy, L.P.	5,127	166,217
Magellan Midstream Partners, L.P.	8,167	588,596

	Units	Value
Refined Products Pipelines & Terminals–(continued)
MPLX L.P.	9,093	$292,704
NGL Energy Partners L.P.	3,428	43,810
NuStar Energy L.P.	3,482	175,632
PBF Logistics L.P.	1,800	38,790
Sunoco L.P.	1,620	58,142
Sunoco Logistics Partners L.P.	9,000	263,520
Tesoro Logistics L.P.	3,868	178,856
Valero Energy Partners L.P.	715	34,098
VTTI Energy Partners L.P. (United Kingdom)	4,136	82,720
		2,229,301

Refinery Logistics–1.08%
Shell Midstream Partners, L.P.	1,953	73,765
Total Master Limited Partnerships (Cost $6,666,489)		6,594,166

	Shares

Common Stocks–1.45%
General Partner–0.95%
ONEOK, Inc.	440	15,906
Targa Resources Corp.	1,225	49,564
		65,470

Global Infrastructure–0.50%
SemGroup Corp.–Class A	1,123	34,431
Total Common Stocks (Cost $83,131)		99,901

Money Market Funds–4.84%
Liquid Assets Portfolio–Institutional Class, 0.44%(a)	165,906	165,906
Premier Portfolio–Institutional Class, 0.39%(a)	165,907	165,907
Total Money Market Funds (Cost $331,813)		331,813
TOTAL INVESTMENTS–102.36% (Cost $7,081,433)		7,025,880
OTHER ASSETS LESS LIABILITIES–(2.36)%		(161,793)
NET ASSETS–100.00%		$6,864,087

Notes to Schedule of Investments:

(a)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By MLP Sector, based on Net Assets

as of April 30, 2016

Pipelines & Midstream Diversified	44.0%
Refined Products Pipelines & Terminals	32.5
Gathering & Processing MLP	11.9
Natural Gas Pipelines & Storage	5.7
Refinery Logistics	1.1
General partner	0.9
Marine	0.9
Global Infrastructure	0.5
Money Market Funds Plus Other Assets Less Liabilities	2.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco MLP Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $6,749,620)	$6,694,067
Investments in affiliated money market funds, at value and cost	331,813
Total investments, at value (Cost $7,081,433)	7,025,880
Receivable for:
Investments sold	112,380
Fund shares sold	15,559
Dividends	62,145
Fund expenses absorbed	157,427
Deferred tax asset, net	0
Other assets	28,790
Total assets	7,402,181

Liabilities:
Payable for:
Investments purchased	345,676
Accrued fees to affiliates	2,307
Accrued trustees’ and officers’ fees and benefits	1,472
Accrued other operating expenses	188,639
Total liabilities	538,094
Net assets applicable to shares outstanding	$6,864,087

Net assets consist of:
Shares of beneficial interest	$9,167,733
Undistributed net investment income (loss), net of taxes	(441,784)
Undistributed net realized gain (loss), net of taxes	(1,806,309)
Net unrealized appreciation (depreciation), net of taxes	(55,553)
$6,864,087

Net Assets:
Class A	$3,185,745
Class C	$378,122
Class R	$179,624
Class Y	$3,108,666
Class R5	$5,965
Class R6	$5,965

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	534,802
Class C	63,540
Class R	30,146
Class Y	521,616
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$5.96
Maximum offering price per share
(Net asset value of $5.96 ÷ 94.50%)	$6.31
Class C:
Net asset value and offering price per share	$5.95
Class R:
Net asset value and offering price per share	$5.96
Class Y:
Net asset value and offering price per share	$5.96
Class R5:
Net asset value and offering price per share	$5.96
Class R6:
Net asset value and offering price per share	$5.96

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco MLP Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of return of capital distributions of $180,623)	$3,393
Dividends from affiliated money market funds	223
Total investment income	3,616

Expenses:
Advisory fees	23,532
Administrative services fees	24,863
Custodian fees	5,101
Distribution fees:
Class A	2,911
Class C	1,219
Class R	214
Transfer agent fees — A, C, R and Y	3,980
Transfer agent fees — R5	3
Transfer agent fees — R6	3
Trustees’ and officers’ fees and benefits	9,092
Registration and filing fees	34,655
Reports to shareholders	3,200
Professional services fees	(35,243)
Taxes	1,700
Other	4,300
Total expenses, before waivers and taxes	79,530
Less: Fees waived and expenses reimbursed	(45,885)
Net expenses, before taxes	33,645
Net investment income (loss), before taxes	(30,029)
Net tax expense (benefit)	0
Net investment income (loss), net of taxes	(30,029)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(627,163)
Net tax expense (benefit)	0
Net realized gain (loss), net of taxes	(627,163)
Change in net unrealized appreciation of:
Investment securities	729,389
Net tax expense (benefit)	0
Net change in unrealized appreciation, net of taxes	729,389
Net realized and unrealized gain, net of taxes	102,226
Net increase in net assets resulting from operations	$72,197

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco MLP Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss), net of taxes	$(30,029)	$(55,530)
Net realized gain (loss), net of taxes	(627,163)	(1,150,488)
Change in net unrealized appreciation (depreciation), net taxes	729,389	(490,056)
Net increase (decrease) in net assets resulting from operations	72,197	(1,696,074)

Return of Capital:
Class A	(76,843)	(89,680)
Class C	(7,156)	(10,464)
Class R	(2,559)	(890)
Class Y	(65,296)	(82,612)
Class R5	(180)	(320)
Class R6	(180)	(320)
Total Return of Capital	(152,214)	(184,286)

Share transactions–net:
Class A	790,332	1,427,803
Class C	157,529	(1,256,392)
Class R	117,099	22,493
Class Y	1,042,545	1,210,530
Net increase in net assets resulting from share transactions	2,107,505	1,404,434
Net increase (decrease) in net assets	2,027,488	(475,926)

Net assets:
Beginning of period	4,836,599	5,312,525
End of period (includes undistributed net investment income (loss), net of taxes, of $(441,784) and $(259,541), respectively)	$6,864,087	$4,836,599

Note to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco MLP Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is capital appreciation and, secondarily, income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

7                         Invesco MLP Fund

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid quarterly and are recorded on the ex-dividend date. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date.
E.

Master Limited Partnerships — The Fund primarily invests in Master Limited Partnerships (“MLPs”). MLPs are publicly traded partnerships and limited liability companies taxed as partnerships under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Fund principally invests in MLPs that derive their revenue primarily from businesses involved in the gathering, transporting, processing, treating,

8                         Invesco MLP Fund

storing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products or coal (“energy infrastructure MLPs”). The Fund is a partner in each MLP; accordingly, the Fund is required to take into account the Fund’s allocable share of income, gains, losses, deductions, expenses, and tax credits recognized by each MLP.

The Fund is non-diversified and will concentrate its investments in the energy sector. Energy infrastructure MLPs are subject to a variety of industry specific risk factors that may adversely affect their business or operations, including a decrease in production or reduced volumes of natural gas or other energy commodities available for transporting, processing, storing or distributing; changes in energy commodity prices; a sustained reduced demand for crude oil, natural gas and refined petroleum products; depletion of natural gas reserves or other commodities if not replaced; natural disasters, extreme weather and environmental hazards; rising interest rates, how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. In addition, taxes, government regulation, international politics, price, and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for energy infrastructure MLPs.

MLPs may be less liquid and subject to more abrupt or erratic price movements than conventional publicly traded securities.

F.	Return of Capital — Distributions received from the Fund’s investments in MLPs generally are comprised of income and return of capital. The Fund records investment income and return of capital based on estimates made at the time such distributions are received. The return of capital portion of the distribution is a reduction to investment income that results in an equivalent reduction in the cost basis of the associated investments and increases net realized gains (losses) and change in unrealized appreciation (depreciation). Such estimates are based on historical information available from each MLP and other industry sources. These estimates will subsequently be revised and may materially differ primarily based on information received from the MLPs after their tax reporting periods are concluded.
G.	Federal Income Taxes — The Fund does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code. The Fund is treated as a regular corporation, or “C” corporation, for U.S. federal income tax purposes and generally is subject to U.S. federal income tax on its taxable income at the graduated rates applicable to corporations. In addition, as a regular corporation, the Fund may be subject to state and local taxes in jurisdictions in which the MLPs operate. The estimate state tax rate is based on a periodic analysis of the Fund’s holdings. The Fund may also be subject to a federal alternative minimum tax on its alternative minimum taxable income to the extent that the alternative minimum tax exceeds the Fund’s regular federal income tax liability.

Taxes include current and deferred taxes. Current taxes reflect the estimated tax liability of the Fund as of a measurement date based on taxable income. Deferred taxes reflect estimates of (i) taxes on net unrealized gains (losses), which are attributable to the difference between fair market value and tax basis, (ii) the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for tax purposes, and (iii) the net tax benefit of accumulated net operating losses, capital loss carryforwards and other tax attributes.

The Fund’s deferred tax asset (“DTA”) and/or liability balances are estimated using estimates of effective tax rates expected to apply to taxable income in the years such balances are realized. A DTA will be recognized for temporary book/tax differences, net of unrealized losses, and carryforwards (net operating losses, capital loss carryforward, or tax credits). To the extent the Fund has a DTA, the Fund will assess whether a valuation allowance is required to offset the value of a portion, or all, of the DTA. Prior year ordinary income or capital gains (carrybacks), unrealized net gains, future reversals of existing taxable timing differences, forecast of future profitability (based on historical evidence), potential tax planning strategies, unsettled circumstances, and other evidence will be used in determining the valuation allowance. The valuation allowance is reviewed periodically and the Fund may modify its estimates or assumptions regarding the net deferred tax asset or liability balances and any applicable valuation allowance.

The Fund recognizes interest and penalties associated with underpayment of federal and state income taxes, if any, in tax expense. The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

H.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
I.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
J.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.

9                         Invesco MLP Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1.0 billion	1.00%
Next $1.5 billion	0.95%
Next $2.0 billion	0.93%
Next $3.5 billion	0.91%
Over $8 billion	0.90%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 1.00%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.50%, 2.25%, 1.75%, 1.25%, 1.25% and 1.25%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $41,899 and reimbursed class level expenses of $1,974, $207, $72, $1,727, $3 and $3 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $1,852 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

10                         Invesco MLP Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2016, all of the securities in this Fund were valued based on Level 1 inputs (see the Schedule of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 4—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

NOTE 5—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 6—Taxes and Distributions to Shareholders

Total taxes have been computed by applying the federal statutory tax rate of 34% plus a blended state and other tax rate of 2.73%. The Fund applied this rate to net investment income (loss) and realized and unrealized gains (losses) on investments before taxes in computing its total tax expense (benefit).

The provision for taxes differs from the amount derived from applying the statutory tax rate to net investment income (loss) and realized and unrealized gains (losses) before taxes at period-end as follows:

Provision at statutory rates	$24,547	34.00%
State and other taxes, net of federal tax benefit	1,298	1.80
Permanent differences, current period	(36)	(0.05)
Valuation allowance	(25,809)	(35.75)
Total	$0	0.00%

Components of the Fund’s Net Deferred Tax Asset at Period-End:

Deferred Tax Assets:
Net operating loss carryforward	$263,248
Capital loss carryforward	329,149
Unrealized gains/losses on investment securities	111,667
Total Deferred Tax Assets	704,064
Valuation allowance	(704,064)
Deferred Tax Asset, Net	$0

The Fund had a capital loss carryforward as of October 31, 2015, of $695,267. Capital losses may be carried forward for 5 years and accordingly, would begin to expire as of October 31, 2019.

The Fund had a federal net operating loss carryforward as of October 31, 2015, of $223,154, which begins to expires in 2034. As of October 31, 2015, the Fund had state net operating losses of approximately $217,972. If not utilized, these net operating losses will expire in various years through October 31, 2035. The amount of deferred tax asset for net operating losses and capital loss carryforwards at April 30, 2016 includes amounts for the period from November 1, 2015 through April 30, 2016.

11                         Invesco MLP Fund

At April 30, 2016, based on the net unrealized losses on the Fund’s investment securities, the Fund has recorded a valuation allowance to offset the DTA as the Fund has determined at April 30, 2016 based on historical evidence it is unlikely the DTA will be realized.

Tax Character of Distributions to Shareholders Paid During the Six Months Ended April 30, 2016 and the Fiscal Year Ended October 31, 2015:

	2016	2015
Return of capital	$152,214	$184,286

NOTE 7—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $3,939,783 and $1,839,091, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$428,157
Aggregate unrealized (depreciation) of investment securities	(872,932)
Net unrealized appreciation (depreciation) of investment securities	$(444,775)

Cost of investments for tax purposes is $7,470,655.

NOTE 8—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	163,812	$874,837	245,529	$1,973,144
Class C	34,080	171,013	39,161	326,314
Class R	24,633	116,567	3,039	21,882
Class Y	231,796	1,245,506	152,367	1,224,893

Issued as reinvestment of dividends:
Class A	9,024	47,111	5,681	42,918
Class C	879	4,589	1,176	9,203
Class R	451	2,393	81	611
Class Y	3,559	18,540	2,700	20,473

Reacquired:
Class A	(23,710)	(131,616)	(72,038)	(588,259)
Class C	(3,255)	(18,073)	(192,021)	(1,591,909)
Class R	(347)	(1,861)	—	—
Class Y	(38,095)	(221,501)	(4,668)	(34,836)
Net increase in share activity	402,827	$2,107,505	181,007	$1,404,434

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 19% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 40% of the outstanding shares of the Fund are owned by the Adviser.

12                         Invesco MLP Fund

NOTE 9—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Class A
	Six months ended April 30,		Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.45		$9.35	$10.00
Net investment income (loss)(b)	(0.04)		(0.09)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.28)		(2.51)	(0.64)
Total from investment operations	(0.32)		(2.60)	(0.65)
Less return of capital	(0.17)		(0.30)	—
Net asset value, end of period	$5.96		$6.45	$9.35
Total return(c)	(4.49)%		(28.30)%	(6.50)%
Net assets, end of period (000’s omitted)	$3,186		$2,489	$1,931
Portfolio turnover rate(d)	37%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.50	%(e)	1.50%	1.49	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.50	%(e)	1.50%	1.49	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	3.45	%(e)	6.37%	72.56	%(f)
Ratio of net investment income (loss), before taxes	(1.35	)%(e)	(1.16)%	(0.54	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.35	)%(e)	(1.16)%	(0.54	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $2,341.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

13                         Invesco MLP Fund

NOTE 9—Financial Highlights—(continued)

	Class C
	Six months ended April 30,		Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.45		$9.34	$10.00
Net investment income (loss)(b)	(0.06)		(0.16)	(0.02)
Net gains (losses) on securities (both realized and unrealized)	(0.29)		(2.49)	(0.64)
Total from investment operations	(0.35)		(2.65)	(0.66)
Less return of capital	(0.15)		(0.24)	—
Net asset value, end of period	$5.95		$6.45	$9.34
Total return(c)	(5.03)%		(28.78)%	(6.60)%
Net assets, end of period (000’s omitted)	$378		$205	$1,713
Portfolio turnover rate(d)	37%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	2.25	%(e)	2.25%	2.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	2.25	%(e)	2.25%	2.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	4.20	%(e)	7.12%	73.31	%(f)
Ratio of net investment income (loss), before taxes	(2.10	)%(e)	(1.91)%	(1.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(2.10	)%(e)	(1.91)%	(1.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $245.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

14                         Invesco MLP Fund

NOTE 9—Financial Highlights—(continued)

	Class R
	Six months ended April 30,		Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.45		$9.35	$10.00
Net investment income (loss)(b)	(0.04)		(0.11)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.28)		(2.51)	(0.64)
Total from investment operations	(0.32)		(2.62)	(0.65)
Less return of capital	(0.17)		(0.28)	—
Net asset value, end of period	$5.96		$6.45	$9.35
Total return(c)	(4.62)%		(28.48)%	(6.50)%
Net assets, end of period (000’s omitted)	$180		$35	$21
Portfolio turnover rate(d)	37%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.75	%(e)	1.75%	1.74	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.75	%(e)	1.75%	1.74	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	3.70	%(e)	6.62%	72.80	%(f)
Ratio of net investment income (loss), before taxes	(1.60	)%(e)	(1.41)%	(0.79	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.60	)%(e)	(1.41)%	(0.79	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $86.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

15                         Invesco MLP Fund

NOTE 9—Financial Highlights—(continued)

	Class Y
	Six months ended April 30,		Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.46		$9.36	$10.00
Net investment income (loss)(b)	(0.03)		(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.29)		(2.51)	(0.63)
Total from investment operations	(0.32)		(2.58)	(0.64)
Less return of capital	(0.18)		(0.32)	—
Net asset value, end of period	$5.96		$6.46	$9.36
Total return(c)	(4.51)%		(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$3,109		$2,094	$1,628
Portfolio turnover rate(d)	37%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	3.20	%(e)	6.12%	72.31	%(f)
Ratio of net investment income (loss), before taxes	(1.10	)%(e)	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.10	)%(e)	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $2,049.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

16                         Invesco MLP Fund

NOTE 9—Financial Highlights—(continued)

	Class R5
	Six months ended April 30,		Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.46		$9.36	$10.00
Net investment income (loss)(b)	(0.03)		(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.29)		(2.51)	(0.63)
Total from investment operations	(0.32)		(2.58)	(0.64)
Less return of capital	(0.18)		(0.32)	—
Net asset value, end of period	$5.96		$6.46	$9.36
Total return(c)	(4.51)%		(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$6		$6	$9
Portfolio turnover rate(d)	37%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	3.13	%(e)	6.10%	72.28	%(f)
Ratio of net investment income (loss), before taxes	(1.10	)%(e)	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.10	)%(e)	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

17                         Invesco MLP Fund

NOTE 9—Financial Highlights—(continued)

	Class R6
	Six months ended April 30,		Years ended October 31,
	2016		2015	2014(a)
Net asset value, beginning of period	$6.46		$9.36	$10.00
Net investment income (loss)(b)	(0.03)		(0.07)	(0.01)
Net gains (losses) on securities (both realized and unrealized)	(0.29)		(2.51)	(0.63)
Total from investment operations	(0.32)		(2.58)	(0.64)
Less return of capital	(0.18)		(0.32)	—
Net asset value, end of period	$5.96		$6.46	$9.36
Total return(c)	(4.51)%		(28.07)%	(6.40)%
Net assets, end of period (000’s omitted)	$6		$6	$9
Portfolio turnover rate(d)	37%		107%	5%

Ratios/supplemental data based on average net assets:
Ratio of expenses:
With fee waivers and/or expense reimbursements, before taxes	1.25	%(e)	1.25%	1.24	%(f)
Tax expense (benefit)(g)	0	%(e)	0%	0	%(f)
With fee waivers and/or expense reimbursements, after taxes(g)	1.25	%(e)	1.25%	1.24	%(f)
Without fee waivers and/or expense reimbursements, after taxes(g)	3.13	%(e)	6.10%	72.23	%(f)
Ratio of net investment income (loss), before taxes	(1.10	)%(e)	(0.91)%	(0.29	)%(f)
Ratio of net investment income (loss), after taxes(h)	(1.10	)%(e)	(0.91)%	(0.29	)%(f)

(a)	Commencement date of August 29, 2014.
(b)	Calculated using average shares outstanding.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $5.
(f)	Annualized.
(g)	Ratio includes tax expense derived from net investment income (loss) and realized and unrealized gains (losses).
(h)	Ratio includes tax expense derived from net investment income (loss) only.

18                         Invesco MLP Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$955.10	$7.27	$1,017.43	$7.50	1.50%
C	1,000.00	949.70	10.88	1,013.70	11.24	2.25
R	1,000.00	953.80	8.48	1,016.19	8.75	1.75
Y	1,000.00	954.90	6.08	1,018.65	6.27	1.25
R5	1,000.00	954.90	6.05	1,018.67	6.25	1.25
R6	1,000.00	954.90	6.05	1,018.67	6.25	1.25

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

19                         Invesco MLP Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MLP-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Pacific Growth Fund
Nasdaq:
A: TGRAX ¡ B: TGRBX ¡ C: TGRCX ¡ R: TGRRX ¡ Y: TGRDX ¡ R5: TGRSX

2 Fund Performance
4 Letters to Shareholders
5 Schedule of Investments
7 Financial Statements
9 Notes to Financial Statements
16 Financial Highlights
17 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.50%
Class B Shares	0.09
Class C Shares	0.09
Class R Shares	0.34
Class Y Shares	0.62
Class R5 Shares	0.66
MSCI EAFE Index▼ (Broad Market Index)	-3.07
MSCI All Country Asia Pacific Index▼ (Style-Specific Index)	-1.43
Lipper Pacific Region Funds Index■ (Peer Group Index)	1.77
Source(s): ▼FactSet Research Systems, Inc.; ■Lipper Inc.

The MSCI EAFE® Index is an unmanaged index considered representative of stocks of Europe, Australasia and the Far East. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The MSCI All Country Asia Pacific Index is an unmanaged index considered representative of Pacific region stock markets. The index is computed using the net return, which withholds applicable taxes for non-resident investors.

    The Lipper Pacific Region Funds Index is an unmanaged index considered representative of Pacific region funds tracked by Lipper.

    The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

    A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2 Invesco Pacific Growth Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	1.48%
10 Years	2.01
5 Years	-0.31
1 Year	-11.12

Class B Shares
Inception (11/30/90)	4.45%
10 Years	1.98
5 Years	-0.34
1 Year	-11.35

Class C Shares
Inception (7/28/97)	1.06%
10 Years	1.85
5 Years	0.10
1 Year	-7.61

Class R Shares
Inception (3/31/08)	0.79%
5 Years	0.56
1 Year	-6.20

Class Y Shares
Inception (7/28/97)	2.04%
10 Years	2.86
5 Years	1.07
1 Year	-5.72

Class R5 Shares
10 Years	2.79%
5 Years	1.22
1 Year	-5.61

Effective June 1, 2010, Class A, Class B, Class C, Class R, Class W and Class I shares of the predecessor fund, Morgan Stanley Pacific Growth Fund Inc., advised by Morgan Stanley Investment Advisors Inc. were reorganized into Class A, Class B, Class C, Class R, Class A and Class Y shares, respectively, of Invesco Pacific Growth Fund. Returns shown above for Class A, Class B, Class C, Class R and Class Y shares are blended returns of the predecessor fund and Invesco Pacific Growth Fund. Share class returns will differ from the predecessor fund because of different expenses.

    Class R5 shares incepted on May 23, 2011. Performance shown prior to that date is that of the Fund’s and the predecessor fund’s Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (7/28/97)	1.49%
10 Years	2.54
5 Years	0.30
1 Year	-8.17

Class B Shares
Inception (11/30/90)	4.47%
10 Years	2.51
5 Years	0.29
1 Year	-8.38

Class C Shares
Inception (7/28/97)	1.07%
10 Years	2.37
5 Years	0.72
1 Year	-4.52

Class R Shares
Inception (3/31/08)	0.81%
5 Years	1.18
1 Year	-3.08

Class Y Shares
Inception (7/28/97)	2.05%
10 Years	3.39
5 Years	1.69
1 Year	-2.62

Class R5 Shares
10 Years	3.32%
5 Years	1.84
1 Year	-2.42

results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.78%, 2.53%, 2.53%, 2.03%, 1.53% and 1.39%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

3 Invesco Pacific Growth Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective.

At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4 Invesco Pacific Growth Fund

Schedule of Investments

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks & Other Equity Interests–98.25%
Australia–9.97%
APA Group	317,310	$2,103,967
Orora Ltd.	794,697	1,595,424
Sydney Airport	190,153	984,739
Telstra Corp. Ltd.	337,327	1,374,949
TPG Telecom Ltd.	191,531	1,559,909
		7,618,988

China–12.87%
Beijing Capital International Airport Co. Ltd.–Class H	1,574,000	1,682,384
Beijing Enterprises Water Group Ltd.	1,220,000	721,721
China Animal Healthcare Ltd.(a)	349,000	58,490
China Mobile Ltd.	140,500	1,598,101
Guangdong Investment Ltd.	1,202,000	1,691,299
Tencent Holdings Ltd.	200,900	4,076,728
		9,828,723

Hong Kong–4.84%
AIA Group Ltd.	317,600	1,900,134
Cheung Kong Property Holdings Ltd.	138,000	942,561
Henderson Land Development Co. Ltd.	100	621
Hong Kong Exchanges & Clearing Ltd.	33,800	851,902
		3,695,218

India–6.57%
Bajaj Finance Ltd.	16,848	1,730,558
Britannia Industries Ltd.	33,795	1,455,728
Maruti Suzuki India Ltd.	32,224	1,835,946
		5,022,232

Indonesia–2.12%
PT Unilever Indonesia Tbk	502,300	1,619,462

Japan–42.34%
AIDA ENGINEERING, LTD.	122,700	1,097,159
Astellas Pharma Inc.	90,600	1,222,393
Daicel Corp.	65,500	804,741
Daikin Industries, Ltd.	19,900	1,566,875
Daiwa House Industry Co., Ltd.	56,800	1,500,404
FUKUSHIMA INDUSTRIES CORP.	67,100	1,472,381
Gulliver International Co., Ltd.(b)	65,300	667,022
Hitachi High-Technologies Corp.	36,900	993,749
K’s Holdings Corp.	40,500	1,358,251
Konoike Transport Co., Ltd.	102,500	1,186,071
Maeda Road Construction Co., Ltd.	71,000	1,271,950
Mitsubishi Corp.	47,800	786,294
Nidec Corp.	18,800	1,359,396
Nifco Inc.	28,900	1,380,139
OMRON Corp.	49,400	1,559,224
Otsuka Corp.	32,500	1,572,824

	Shares	Value
Japan–(continued)
Relo Holdings, Inc.	9,400	$1,216,590
Resorttrust, Inc.	45,800	947,908
SCSK Corp.	37,300	1,360,273
Sekisui Chemical Co., Ltd.	126,800	1,577,379
Seria Co., Ltd.	19,400	1,147,331
Seven & i Holdings Co., Ltd.	29,600	1,212,218
Shimamura Co., Ltd.	11,500	1,551,613
Temp Holdings Co. Ltd.	67,500	1,005,276
Trans Cosmos Inc.	27,100	711,186
Tsubakimoto Chain Co.	160,000	1,041,691
Yamaha Motor Co., Ltd.	47,500	768,772
		32,339,110

Philippines–1.12%
Ayala Corp.	52,350	858,436

Singapore–1.63%
Raffles Medical Group Ltd.	356,500	1,244,601

South Korea–11.55%
AMOREPACIFIC Group	13,299	1,953,651
BGF Retail Co., Ltd.	8,607	1,398,038
Green Cross Corp.	6,067	918,038
Nongshim Co., Ltd.	5,942	1,940,697
Ottogi Corp.	1,079	771,220
Yuhan Corp.	7,188	1,837,083
		8,818,727

Taiwan–2.86%
Taiwan Semiconductor Manufacturing Co. Ltd.	477,143	2,185,114

Thailand–2.38%
Bumrungrad Hospital PCL	313,200	1,814,730
Total Common Stocks & Other Equity Interests (Cost $68,265,596)		75,045,341

Money Market Funds–0.21%
Liquid Assets Portfolio–Institutional Class, 0.44%(c)	82,039	82,039
Premier Portfolio–Institutional Class, 0.39%(c)	82,039	82,039
Total Money Market Funds (Cost $164,078)		164,078
TOTAL INVESTMENTS (excluding investments purchased with cash collateral from securities on loan)–98.46% (Cost $68,429,674)		75,209,419

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Pacific Growth Fund

	Shares	Value
Investments Purchased with Cash Collateral from Securities on Loan
Money Market Funds–0.68%
Liquid Assets Portfolio–Institutional Class, 0.44% (Cost $514,428)(c)(d)	514,428	$514,428
TOTAL INVESTMENTS–99.14% (Cost $68,944,102)		75,723,847
OTHER ASSETS LESS LIABILITIES–0.86%		659,394
NET ASSETS–100.00%		$76,383,241

Notes to Schedule of Investments:

(a)	Non-income producing security.
(b)	All or a portion of this security was out on loan at April 30, 2016.
(c)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 1I.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Industrials	17.6%
Information Technology	16.3
Consumer Discretionary	14.7
Consumer Staples	13.6
Financials	11.8
Health Care	9.3
Telecommunication Services	5.9
Utilities	5.9
Materials	3.1
Money Market Funds Plus Other Assets Less Liabilities	1.8

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Pacific Growth Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $68,265,596)*	$75,045,341
Investments in affiliated money market funds, at value and cost	678,506
Total investments, at value (Cost $68,944,102)	75,723,847
Foreign currencies, at value (Cost $690,796)	693,004
Receivable for:
Fund shares sold	252,055
Dividends	468,509
Investment for trustee deferred compensation and retirement plans	37,287
Other assets	41,158
Total assets	77,215,860

Liabilities:
Payable for:
Fund shares reacquired	69,244
Collateral upon return of securities loaned	514,428
Accrued foreign taxes	38,864
Accrued fees to affiliates	64,956
Accrued trustees’ and officers’ fees and benefits	1,687
Accrued other operating expenses	41,416
Trustee deferred compensation and retirement plans	102,024
Total liabilities	832,619
Net assets applicable to shares outstanding	$76,383,241

Net assets consist of:
Shares of beneficial interest	$86,866,758
Undistributed net investment income (loss)	(170,225)
Undistributed net realized gain (loss)	(17,113,437)
Net unrealized appreciation	6,800,145
$76,383,241

Net Assets:
Class A	$67,293,604
Class B	$217,560
Class C	$4,408,117
Class R	$203,833
Class Y	$4,247,265
Class R5	$12,862

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,787,618
Class B	9,679
Class C	195,715
Class R	8,527
Class Y	172,988
Class R5	523
Class A:
Net asset value per share	$24.14
Maximum offering price per share
(Net asset value of $24.14 ÷ 94.50%)	$25.54
Class B:
Net asset value and offering price per share	$22.48
Class C:
Net asset value and offering price per share	$22.52
Class R:
Net asset value and offering price per share	$23.90
Class Y:
Net asset value and offering price per share	$24.55
Class R5:
Net asset value and offering price per share	$24.59

*	At April 30, 2016, securities with an aggregate value of $496,792 were on loan to brokers.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Pacific Growth Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $57,047)	$588,554
Dividends from affiliated money market funds (includes securities lending income of $3,754)	6,231
Total investment income	594,785

Expenses:
Advisory fees	328,964
Administrative services fees	24,863
Custodian fees	20,255
Distribution fees:
Class A	79,835
Class B	1,218
Class C	23,015
Class R	559
Transfer agent fees — A, B, C, R and Y	86,463
Transfer agent fees — R5	5
Trustees’ and officers’ fees and benefits	14,982
Registration and filing fees	35,871
Reports to shareholders	8,081
Professional services fees	23,091
Other	15,331
Total expenses	662,533
Less: Fees waived and expense offset arrangement(s)	(1,402)
Net expenses	661,131
Net investment income (loss)	(66,346)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,199,633)
Foreign currencies	13,248
(2,186,385)
Change in net unrealized appreciation of:
Investment securities (net of foreign taxes on holdings of $17,536)	2,463,981
Foreign currencies	24,221
2,488,202
Net realized and unrealized gain	301,817
Net increase in net assets resulting from operations	$235,471

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Pacific Growth Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(66,346)	$140,270
Net realized gain (loss)	(2,186,385)	2,603,452
Change in net unrealized appreciation (depreciation)	2,488,202	(4,562,286)
Net increase (decrease) in net assets resulting from operations	235,471	(1,818,564)

Distributions to shareholders from net investment income:
Class A	—	(82,200)
Class Y	—	(11,222)
Class R5	—	(67)
Total distributions from net investment income	—	(93,489)

Share transactions–net:
Class A	412,970	(5,325,439)
Class B	(53,898)	(199,876)
Class C	(460,452)	440,928
Class R	(39,807)	(94,501)
Class Y	693,659	809,820
Net increase (decrease) in net assets resulting from share transactions	552,472	(4,369,068)
Net increase (decrease) in net assets	787,943	(6,281,121)

Net assets:
Beginning of period	75,595,298	81,876,419
End of period (includes undistributed net investment income (loss) of $(170,225) and $(103,879), respectively)	$76,383,241	$75,595,298

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Pacific Growth Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net

9                         Invesco Pacific Growth Fund

asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

10                         Invesco Pacific Growth Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Securities Lending — The Fund may lend portfolio securities having a market value up to one-third of the Fund’s total assets. Such loans are secured by collateral equal to no less than the market value of the loaned securities determined daily by the securities lending provider. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its sponsored agencies. Cash collateral received in connection with these loans is invested in short-term money market instruments or affiliated money market funds and is shown as such on the Schedule of Investments. The Fund bears the risk of loss with respect to the investment of collateral. It is the Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, the Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to the Fund if, and to the extent that, the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or the Fund. Upon termination, the borrower will return to the Fund the securities loaned and the Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. The Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to the Fund. Some of these losses may be indemnified by the lending agent. The Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Dividends from affiliated money market funds on the Statement of Operations. The aggregate value of securities out on loan, if any, is shown as a footnote on the Statement of Assets and Liabilities.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

K.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon

11                         Invesco Pacific Growth Fund

exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.87%
Next $1 billion	0.82%
Over $2 billion	0.77%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.87%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.25%, 3.00%, 3.00%, 2.50%, 2.00% and 2.00%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under these expense limits.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash (excluding investments of cash collateral from securities lending) in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $1,136.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

Shares of the Fund are distributed by Invesco Distributors, Inc. (“IDI”), an affiliate of the Adviser. The Fund has adopted a Plan of Distribution (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that the Fund will reimburse IDI for distribution related expenses that IDI incurs up to a maximum of the following annual rates: (1) Class A — up to 0.25% of the average daily net assets of Class A shares; (2) Class B — up to 1.00% of the average daily net assets of Class B shares; (3) Class C — up to 1.00% of the average daily net assets of Class C shares; and (4) Class R — up to 0.50% of the average daily net assets of Class R shares.

In the case of Class B shares, provided that the Plan continues in effect, any cumulative expenses incurred by IDI, but not yet reimbursed to IDI, may be recovered through the payment of future distribution fees from the Fund pursuant to the Plan and contingent deferred sales charges paid by investors upon redemption of Class B shares.

For the six months ended April 30, 2016, expenses incurred under these agreements are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $15,988 in front-end sales commissions from the sale of Class A shares and $994, $11 and $79 from Class A, Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

12                         Invesco Pacific Growth Fund

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

During the six months ended April 30, 2016, there were transfers from Level 1 to Level 2 of $2,103,967 and from Level 2 to Level 1 of $667,022, due to foreign fair value adjustments.

	Level 1	Level 2	Level 3	Total
Australia	$5,515,021	$2,103,967	$—	$7,618,988
China	—	9,770,233	58,490	9,828,723
Hong Kong	—	3,695,218	—	3,695,218
India	—	5,022,232	—	5,022,232
Indonesia	—	1,619,462	—	1,619,462
Japan	667,022	31,672,088	—	32,339,110
Philippines	—	858,436	—	858,436
Singapore	—	1,244,601	—	1,244,601
South Korea	—	8,818,727	—	8,818,727
Taiwan	—	2,185,114	—	2,185,114
Thailand	—	1,814,730	—	1,814,730
United States	678,506	—	—	678,506
Total Investments	$6,860,549	$68,804,808	$58,490	$75,723,847

NOTE 4—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $266.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

13                         Invesco Pacific Growth Fund

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
October 31, 2016	$295,867	$—	$295,867
October 31, 2017	14,498,927	—	14,498,927
	$14,794,794	$—	$14,794,794

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $15,668,153 and $14,913,343, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$8,295,541
Aggregate unrealized (depreciation) of investment securities	(1,648,054)
Net unrealized appreciation of investment securities	$6,647,487

Cost of investments for tax purposes is $69,076,360.

14                         Invesco Pacific Growth Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	230,922	$5,495,026	342,880	$8,510,509
Class B	274	5,882	1,080	24,936
Class C	19,308	434,661	98,266	2,337,682
Class R	797	18,741	5,689	141,656
Class Y	106,364	2,591,013	161,849	4,107,733

Issued as reinvestment of dividends:
Class A	—	—	3,049	70,381
Class Y	—	—	450	10,535

Automatic conversion of Class B shares to Class A shares:
Class A	1,639	39,098	6,968	169,471
Class B	(1,758)	(39,098)	(7,427)	(169,471)

Reacquired:
Class A	(216,782)	(5,121,154)	(578,288)	(14,075,800)
Class B	(933)	(20,682)	(2,389)	(55,341)
Class C	(40,500)	(895,113)	(82,173)	(1,896,754)
Class R	(2,567)	(58,548)	(9,528)	(236,157)
Class Y	(80,319)	(1,897,354)	(133,611)	(3,308,448)
Net increase (decrease) in share activity	16,445	$552,472	(193,185)	$(4,369,068)

(a)	There is an entity that is a record owner of more than 5% of the outstanding shares of the Fund that owns 61% of the outstanding shares of the Fund. IDI has an agreement with this entity to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to this entity, which is considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as, securities brokerage, distribution, third party record keeping and account servicing. The Trust has no knowledge as to whether all or any portion of the shares owned of record by this entity are owned beneficially.

15                         Invesco Pacific Growth Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Net asset value, end of period(b)	Total return(c)		Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(d)
Class A
Six months ended 04/30/16	$24.03	$(0.02)	$0.13	$0.11	$—	$24.14	0.46	%(f)	$67,294	1.72	%(e)(f)	1.72	%(e)(f)	(0.15	)%(e)(f)	20%
Year ended 10/31/15	24.51	0.05	(0.50)	(0.45)	(0.03)	24.03	(1.84)		66,599	1.78		1.78		0.21		137
Year ended 10/31/14	23.90	0.14	0.82	0.96	(0.35)	24.51	4.10	(f)	73,457	1.77	(f)	1.77	(f)	0.60	(f)	63
Year ended 10/31/13	20.05	0.12	3.83	3.95	(0.10)	23.90	19.76		79,672	1.81		1.81		0.56		87
Year ended 10/31/12	20.05	0.15	0.20	0.35	(0.35)	20.05	1.81		74,319	1.79		1.79		0.76		101
Year ended 10/31/11	22.21	0.23	(2.20)	(1.97)	(0.19)	20.05	(8.95)		83,779	1.68		1.68		1.03		109
Class B
Six months ended 04/30/16	22.46	(0.10)	0.12	0.02	—	22.48	0.09		218	2.47	(e)	2.47	(e)	(0.90	)(e)	20
Year ended 10/31/15	23.05	(0.12)	(0.47)	(0.59)	—	22.46	(2.56)		272	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.49	(0.04)	0.77	0.73	(0.17)	23.05	3.28		480	2.53		2.53		(0.16)		63
Year ended 10/31/13	18.92	(0.04)	3.61	3.57	—	22.49	18.87		889	2.56		2.56		(0.19)		87
Year ended 10/31/12	18.91	(0.00)	0.20	0.20	(0.19)	18.92	1.09		1,847	2.55		2.55		(0.00)		101
Year ended 10/31/11	20.97	0.06	(2.08)	(2.02)	(0.04)	18.91	(9.68)		4,376	2.43		2.43		0.28		109
Class C
Six months ended 04/30/16	22.50	(0.10)	0.12	0.02	—	22.52	0.09	(f)	4,408	2.47	(e)(f)	2.47	(e)(f)	(0.90	)(e)(f)	20
Year ended 10/31/15	23.09	(0.12)	(0.47)	(0.59)	—	22.50	(2.55)		4,880	2.53		2.53		(0.54)		137
Year ended 10/31/14	22.53	(0.03)	0.76	0.73	(0.17)	23.09	3.28	(f)	4,638	2.52	(f)	2.52	(f)	(0.15	)(f)	63
Year ended 10/31/13	18.95	(0.04)	3.62	3.58	—	22.53	18.89		5,049	2.56		2.56		(0.19)		87
Year ended 10/31/12	18.94	0.02	0.19	0.21	(0.20)	18.95	1.15	(f)	4,624	2.46	(f)	2.46	(f)	0.09	(f)	101
Year ended 10/31/11	20.99	0.07	(2.08)	(2.01)	(0.04)	18.94	(9.62	)(f)	5,572	2.39	(f)	2.39	(f)	0.32	(f)	109
Class R
Six months ended 04/30/16	23.82	(0.05)	0.13	0.08	—	23.90	0.34		204	1.97	(e)	1.97	(e)	(0.40	)(e)	20
Year ended 10/31/15	24.33	(0.01)	(0.50)	(0.51)	—	23.82	(2.10)		245	2.03		2.03		(0.04)		137
Year ended 10/31/14	23.74	0.08	0.80	0.88	(0.29)	24.33	3.82		344	2.03		2.03		0.34		63
Year ended 10/31/13	19.93	0.07	3.80	3.87	(0.06)	23.74	19.44		295	2.06		2.06		0.31		87
Year ended 10/31/12	19.95	0.10	0.20	0.30	(0.32)	19.93	1.59		236	2.05		2.05		0.50		101
Year ended 10/31/11	22.11	0.17	(2.19)	(2.02)	(0.14)	19.95	(9.21)		129	1.93		1.93		0.78		109
Class Y
Six months ended 04/30/16	24.41	0.01	0.13	0.14	—	24.55	0.57		4,247	1.47	(e)	1.47	(e)	0.10	(e)	20
Year ended 10/31/15	24.90	0.12	(0.52)	(0.40)	(0.09)	24.41	(1.59)		3,587	1.53		1.53		0.46		137
Year ended 10/31/14	24.28	0.20	0.82	1.02	(0.40)	24.90	4.34		2,944	1.53		1.53		0.84		63
Year ended 10/31/13	20.37	0.18	3.88	4.06	(0.15)	24.28	20.03		3,291	1.56		1.56		0.81		87
Year ended 10/31/12	20.37	0.20	0.21	0.41	(0.41)	20.37	2.10		5,240	1.55		1.55		1.00		101
Year ended 10/31/11	22.57	0.29	(2.24)	(1.95)	(0.25)	20.37	(8.77)		7,998	1.43		1.43		1.28		109
Class R5
Six months ended 04/30/16	24.42	0.03	0.14	0.17	—	24.59	0.70		13	1.33	(e)	1.33	(e)	0.24	(e)	20
Year ended 10/31/15	24.92	0.15	(0.52)	(0.37)	(0.13)	24.42	(1.47)		13	1.39		1.39		0.60		137
Year ended 10/31/14	24.30	0.24	0.82	1.06	(0.44)	24.92	4.48		13	1.37		1.37		1.00		63
Year ended 10/31/13	20.39	0.21	3.89	4.10	(0.19)	24.30	20.23		13	1.43		1.43		0.94		87
Year ended 10/31/12	20.39	0.24	0.20	0.44	(0.44)	20.39	2.24		11	1.37		1.37		1.18		101
Year ended 10/31/11(g)	23.52	0.35	(3.48)	(3.13)	—	20.39	(13.31)		11	1.22	(h)	1.22	(h)	1.49	(h)	109

(a)	Calculated using average shares outstanding.
(b)	Includes redemption fees added to shares of beneficial interest which were less than $0.005 per share for the years ended October 31, 2012 and 2011.
(c)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable. For the period ended October 31, 2011, the portfolio turnover calculation excludes the value of securities purchased of $5,980,249 and sold of $4,944,271 in the effort to realign the Fund’s portfolio holdings after the reorganization of Invesco Japan Fund into the Fund.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $66,097, $245, $4,658, $225, $4,802 and $13 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(f)	The total return, ratio of expenses to average net assets and ratio of net investment income (loss) to average net assets reflect actual 12b-1 fees of 0.24% for Class A shares for the six months ended April 30, 2016 and year ended October 31, 2014 and reflect 0.99%, 0.99%, 0.90% and 0.95% for Class C shares for the six months ended April 30, 2016 and the years ended October 31, 2014, 2012 and 2011, respectively.
(g)	Commencement date of May 23, 2011.
(h)	Annualized.

16                         Invesco Pacific Growth Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,005.00	$8.57	$1,016.31	$8.62	1.72%
B	1,000.00	1,000.90	12.29	1,012.58	12.36	2.47
C	1,000.00	1,000.90	12.29	1,012.58	12.36	2.47
R	1,000.00	1,003.40	9.81	1,015.07	9.87	1.97
Y	1,000.00	1,006.20	7.33	1,017.55	7.37	1.47
R5	1,000.00	1,006.60	6.64	1,018.25	6.67	1.33

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                         Invesco Pacific Growth Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	MS-PGRO-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Premium Income Fund
Nasdaq:
A: PIAFX ¡ C: PICFX ¡ R: PIRFX ¡ Y: PIYFX ¡ R5: IPNFX ¡ R6: PIFFX

2 Fund Performance
4 Letters to Shareholders
5 Schedule of Investments
19 Financial Statements
21 Notes to Financial Statements
31 Financial Highlights
32 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	2.70%
Class C Shares	2.31
Class R Shares	2.67
Class Y Shares	2.83
Class R5 Shares	2.93
Class R6 Shares	2.83
Barclays U.S. Aggregate Index▼ (Broad Market Index)	2.82
Custom Invesco Premium Income Index■ (Style-Specific Index)	1.83
Lipper Mixed-Asset Target Allocation Conservative Funds Index¿ (Peer Group Index)	1.51

Source(s): ▼FactSet Research Systems Inc.;■Invesco, FactSet Research Systems Inc.; ¿Lipper Inc.

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Custom Invesco Premium Income Index, created by Invesco to serve as a benchmark for Invesco Premium Income Fund, comprises the following indexes: the S&P 500 Index (50%) and the Barclays U.S. Universal Index (50%).

The Lipper Mixed-Asset Target Allocation Conservative Funds Index is an unmanaged index considered representative of mixed-asset target allocation conservative funds tracked by Lipper.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Barclays U.S. Universal Index is an unmanaged index comprising US dollar-denominated, taxable bonds that are rated investment grade or below investment grade.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Premium Income Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	4.30%
1 Year	-4.51

Class C Shares
Inception (12/14/11)	4.85%
1 Year	-0.69

Class R Shares
Inception (12/14/11)	5.39%
1 Year	0.88

Class Y Shares
Inception (12/14/11)	5.90%
1 Year	1.30

Class R5 Shares
Inception (12/14/11)	5.93%
1 Year	1.30

Class R6 Shares
Inception	5.86%
1 Year	1.20

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (12/14/11)	3.83%
1 Year	-5.98

Class C Shares
Inception (12/14/11)	4.43%
1 Year	-2.10

Class R Shares
Inception (12/14/11)	4.94%
1 Year	-0.75

Class Y Shares
Inception (12/14/11)	5.47%
1 Year	-0.15

Class R5 Shares
Inception (12/14/11)	5.47%
1 Year	-0.24

Class R6 Shares
Inception	5.43%
1 Year	-0.24

Class R6 shares incepted on September 24, 2012. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.05%, 1.80%, 1.30%, 0.80%, 0.80% and 0.80%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.28%, 2.03%, 1.53%, 1.03%, 0.90% and 0.90%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

Class A share performance reflects the maximum 5.50% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

3 Invesco Premium Income Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett Independent Chair Invesco Funds Board of Trustees
Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc.
Invesco Distributors, Inc. is not affiliated with Apple Inc.

4                    Invesco Premium Income Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Principal Amount	Value
U.S. Dollar Denominated Bonds & Notes–41.14%
Aerospace & Defense–0.76%
Bombardier Inc. (Canada), Sr. Unsec. Notes, 7.75%, 03/15/2020(b)	$136,000	$133,960
KLX Inc., Sr. Unsec. Gtd. Notes, 5.88%, 12/01/2022(b)	190,000	192,375
Moog Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2022(b)	130,000	131,950
Orbital ATK Inc., Sr. Unsec. Gtd. Notes, 5.50%, 10/01/2023(b)	135,000	142,425
TransDigm Group Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.50%, 05/15/2025	314,000	316,355
		917,065

Agricultural & Farm Machinery–0.14%
Titan International Inc., Sr. Sec. Gtd. First Lien Global Notes, 6.88%, 10/01/2020	196,000	170,765

Airlines–0.29%
Air Canada (Canada),
Sec. Gtd. Second Lien Notes,
8.75%, 04/01/2020(b)	70,000	75,775
Sr. Unsec. Gtd. Notes,
7.75%, 04/15/2021(b)	270,000	280,800
		356,575

Alternative Carriers–0.49%
EarthLink Holdings Corp., Sr. Sec. Gtd. First Lien Global Notes, 7.38%, 06/01/2020	255,000	267,750
Level 3 Communications, Inc., Sr. Unsec. Global Notes, 5.75%, 12/01/2022	150,000	155,250
Level 3 Financing, Inc.,
Sr. Unsec. Gtd. Global Notes,
5.38%, 05/01/2025	60,000	61,650
Sr. Unsec. Gtd. Notes,
5.25%, 03/15/2026(b)	102,000	104,040
		588,690

Aluminum–0.05%
Kaiser Aluminum Corp., Sr. Unsec. Gtd. Notes, 5.88%, 05/15/2024(b)	63,000	64,733

Apparel Retail–0.28%
Hot Topic, Inc., Sr. Sec. Gtd. First Lien Notes, 9.25%, 06/15/2021(b)	202,000	204,273
Men’s Wearhouse, Inc. (The), Sr. Unsec. Gtd. Global Notes, 7.00%, 07/01/2022	150,000	131,625
		335,898

Asset Management & Custody Banks–0.54%
First Data Corp., Sr. Unsec. Gtd. Notes, 7.00%, 12/01/2023(b)	320,000	330,800

	Principal Amount	Value
Asset Management & Custody Banks–(continued)
NBTY, Inc., Sr. Unsec. Notes, 7.63%, 05/15/2021(b)	$45,000	$45,731
Prime Security Services Borrower, LLC/Prime Finance, Inc., Sec. Second Lien Notes, 9.25%, 05/15/2023(b)	227,000	236,648
RegionalCare Hospital Partners Holdings Inc., Sr. Sec. Gtd. First Lien Notes, 8.25%, 05/01/2023(b)	40,000	41,000
		654,179

Auto Parts & Equipment–0.24%
CTP Transportation Products LLC/CTP Finance Inc., Sr. Sec. Notes, 8.25%, 12/15/2019(b)	224,000	219,520
Dana Holding Corp., Sr. Unsec. Notes, 5.38%, 09/15/2021	67,000	68,926
		288,446

Automobile Manufacturers–0.17%
Kia Motors Corp. (South Korea), Sr. Unsec. Notes, 3.25%, 04/21/2026(b)	200,000	203,104

Broadcasting–0.54%
Clear Channel Worldwide Holdings, Inc., Series B, Sr. Unsec. Gtd. Global Notes, 6.50%, 11/15/2022	75,000	75,937
Netflix, Inc., Sr. Unsec. Global Notes, 5.75%, 03/01/2024	163,000	171,150
Sinclair Television Group Inc., Sr. Unsec. Gtd. Notes, 5.63%, 08/01/2024(b)	180,000	185,850
TEGNA Inc., Sr. Unsec. Gtd. Notes, 5.50%, 09/15/2024(b)	50,000	51,875
Tribune Media Co., Sr. Unsec. Gtd. Notes, 5.88%, 07/15/2022(b)	165,000	165,000
		649,812

Building Products–1.27%
Allegion PLC, Sr. Unsec. Gtd. Notes, 5.88%, 09/15/2023	172,000	183,610
BMC Stock Holdings, Inc., Sr. Sec. Gtd. First Lien Notes, 9.00%, 09/15/2018(b)	400,000	415,000
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(b)	275,000	290,812
Gibraltar Industries Inc., Sr. Unsec. Gtd. Sub. Global Notes, 6.25%, 02/01/2021	285,000	290,700
Hardwoods Acquisition, Inc., Sr. Sec. Gtd. First Lien Notes, 7.50%, 08/01/2021 (Acquired 03/02/2015-03/03/2015; Cost $33,600)(b)	35,000	27,825
NCI Building Systems, Inc., Sr. Unsec. Gtd. Notes, 8.25%, 01/15/2023(b)	30,000	32,213

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Premium Income Fund

	Principal Amount	Value
Building Products–(continued)
Standard Industries Inc.,
Sr. Unsec. Notes,
5.38%, 11/15/2024(b)	$170,000	$178,075
6.00%, 10/15/2025(b)	109,000	117,720
		1,535,955

Cable & Satellite–1.92%
Altice Luxembourg S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.75%, 05/15/2022(b)	350,000	351,487
AMC Networks Inc., Sr. Unsec. Gtd. Global Notes, 5.00%, 04/01/2024	100,000	100,625
CCO Holdings LLC/CCO Holdings Capital Corp., Sr. Unsec. Gtd. Notes,
5.13%, 05/01/2023(b)	62,000	63,628
5.38%, 05/01/2025(b)	215,000	220,912
CCOH Safari LLC, Sr. Unsec. Notes, 5.75%, 02/15/2026(b)	64,000	66,640
CSC Holdings LLC, Sr. Unsec. Global Notes, 6.75%, 11/15/2021	75,000	77,625
DISH DBS Corp., Sr. Unsec. Gtd. Global Notes, 5.88%, 11/15/2024	332,000	314,570
Intelsat Jackson Holdings S.A. (Luxembourg),
Sr. Unsec. Gtd. Global Bonds,
5.50%, 08/01/2023	103,000	65,920
Sr. Unsec. Gtd. Global Notes,
7.50%, 04/01/2021	35,000	25,200
Sr. Sec. Gtd. First Lien Notes, 8.00%, 02/15/2024(b)	20,000	20,650
Neptune Finco Corp., Sr. Unsec. Notes, 6.63%, 10/15/2025(b)	200,000	216,750
Numericable-SFR SA (France), Sr. Sec. Gtd. First Lien Bonds, 6.00%, 05/15/2022(b)	400,000	401,500
Unitymedia Hessen GmbH & Co. KG/Unitymedia NRW GmbH (Germany), REGS, Sr. Sec. Gtd. First Lien Euro Bonds, 5.00%, 01/15/2025(b)	200,000	202,000
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(b)	200,000	200,750
		2,328,257

Casinos & Gaming–0.57%
Boyd Gaming Corp.,
Sr. Unsec. Gtd. Global Notes,
6.88%, 05/15/2023	120,000	125,100
Sr. Unsec. Gtd. Notes,
6.38%, 04/01/2026(b)	48,000	49,380
MGM Resorts International,
Sr. Unsec. Gtd. Global Notes,
6.63%, 12/15/2021	45,000	48,150
Sr. Unsec. Gtd. Notes,
6.00%, 03/15/2023	115,000	119,600
7.75%, 03/15/2022	53,000	59,824
Mohegan Tribal Gaming Authority, Sr. Unsec. Gtd. Global Notes, 9.75%, 09/01/2021	93,000	97,185

	Principal Amount	Value
Casinos & Gaming–(continued)
Pinnacle Entertainment, Inc., Sr. Unsec. Bonds, 5.63%, 05/01/2024(b)	$100,000	$100,500
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp.,
Sr. Unsec. Global Notes,
5.38%, 03/15/2022	17,000	17,382
Sr. Unsec. Gtd. Notes,
5.50%, 03/01/2025(b)	80,000	76,400
		693,521

Commercial Printing–0.31%
Multi-Color Corp., Sr. Unsec. Gtd. Notes, 6.13%, 12/01/2022(b)	364,000	374,010

Commodity Chemicals–0.24%
Braskem America Finance Co. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.13%, 07/22/2041(b)	200,000	178,940
Koppers Inc., Sr. Unsec. Gtd. Global Notes, 7.88%, 12/01/2019	113,000	114,978
		293,918

Communications Equipment–0.13%
Hughes Satellite Systems Corp., Sr. Unsec. Gtd. Global Notes, 7.63%, 06/15/2021	142,000	158,685

Construction & Engineering–0.18%
AECOM, Sr. Unsec. Gtd. Global Notes, 5.75%, 10/15/2022	209,000	220,117

Construction Machinery & Heavy Trucks–0.87%
Allied Specialty Vehicles, Inc., Sr. Sec. Notes, 8.50%, 11/01/2019(b)	159,000	162,975
Commercial Vehicle Group Inc., Sec. Gtd. Second Lien Global Notes, 7.88%, 04/15/2019	230,000	200,100
Meritor Inc., Sr. Unsec. Gtd. Notes,
6.25%, 02/15/2024	13,000	11,668
6.75%, 06/15/2021	160,000	151,200
Navistar International Corp.,
Sr. Unsec. Gtd. Notes,
8.25%, 11/01/2021	149,000	108,770
Sr. Unsec. Sub. Conv. Bonds,
4.75%, 04/15/2019	95,000	64,362
Oshkosh Corp., Sr. Unsec. Gtd. Global Notes,
5.38%, 03/01/2022	164,000	169,740
5.38%, 03/01/2025	180,000	184,950
		1,053,765

Construction Materials–0.32%
CEMEX, S.A.B. de C.V. (Mexico), Sr. Sec. Gtd. Notes, 7.75%, 04/16/2026(b)	200,000	213,995
Unifrax I LLC/Unifrax Holding Co., Sr. Unsec. Gtd. Notes, 7.50%, 02/15/2019 (Acquired 01/31/2013-07/28/2014; Cost $219,950)(b)	217,000	172,515
		386,510

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Premium Income Fund

	Principal Amount	Value
Consumer Finance–0.25%
Ally Financial Inc., Sr. Unsec. Global Notes, 5.13%, 09/30/2024	$286,000	$301,015

Distillers & Vintners–0.05%
Constellation Brands Inc., Sr. Unsec. Gtd. Notes, 4.75%, 11/15/2024	55,000	58,575

Diversified Banks–0.28%
Banque Centrale de Tunisie (Tunisia), REGS, Sr. Unsec. Euro Notes, 5.75%, 01/30/2025(b)	200,000	180,608
Royal Bank of Scotland Group PLC (The) (United Kingdom), Unsec. Sub. Global Bonds, 6.13%, 12/15/2022	145,000	155,563
		336,171

Diversified Chemicals–0.54%
Chemours Co. (The), Sr. Unsec. Gtd. Notes, 6.63%, 05/15/2023(b)	225,000	197,437
Consolidated Energy Finance S.A. (Trinidad), Sr. Unsec. Gtd. Notes, 6.75%, 10/15/2019(b)	200,000	191,000
OCP S.A. (Morocco), Sr. Unsec. Notes, 4.50%, 10/22/2025(b)	276,000	269,445
		657,882

Diversified Metals & Mining–0.51%
Compass Minerals International, Inc., Sr. Unsec. Gtd. Notes, 4.88%, 07/15/2024(b)	74,000	72,335
Freeport-McMoRan Inc., Sr. Unsec. Gtd. Global Notes, 3.10%, 03/15/2020	130,000	117,650
Lundin Mining Corp. (Canada), Sr. Sec. Gtd. First Lien Notes, 7.88%, 11/01/2022(b)	119,000	121,082
Southern Copper Corp. (Peru), Sr. Unsec. Global Notes, 5.88%, 04/23/2045	200,000	181,500
Teck Resources Ltd. (Canada),
Sr. Unsec. Gtd. Global Notes,
6.25%, 07/15/2041	120,000	90,000
Sr. Unsec. Gtd. Notes,
4.50%, 01/15/2021	35,000	30,188
		612,755

Diversified Real Estate Activities–0.06%
IRSA Propiedades Comerciales S.A. (Argentina), Sr. Unsec. Notes, 8.75%, 03/23/2023(b)	66,000	69,713

Electric Utilities–1.00%
Eskom Holdings SOC Ltd. (South Africa), REGS, Sr. Unsec. Euro Notes, 7.13%, 02/11/2025(b)	300,000	285,248
Hrvatska elektroprivreda d.d. (Croatia), Sr. Unsec. Notes, 5.88%, 10/23/2022(b)	385,000	399,437
Majapahit Holding B.V. (Indonesia), Sr. Unsec. Gtd. Notes, 7.75%, 01/20/2020(b)	100,000	114,776

	Principal Amount	Value
Electric Utilities–(continued)
PT Perusahaan Listrik Negara (Indonesia), REGS, Sr. Unsec. Euro Notes, 5.50%, 11/22/2021(b)	$200,000	$215,500
Star Energy Geothermal Wayang Windu Ltd. (Indonesia), REGS, Sr. Sec. Gtd. First Lien Euro Notes, 6.13%, 03/27/2020(b)	200,000	203,000
		1,217,961

Electrical Components & Equipment–0.39%
EnerSys, Sr. Unsec. Gtd. Notes, 5.00%, 04/30/2023(b)	329,000	329,000
Sensata Technologies B.V., Sr. Unsec. Gtd. Notes,
4.88%, 10/15/2023(b)	99,000	100,485
5.00%, 10/01/2025(b)	44,000	44,422
		473,907

Environmental & Facilities Services–0.26%
Advanced Disposal Services, Inc., Sr. Unsec. Gtd. Global Notes, 8.25%, 10/01/2020	298,000	311,410

Forest Products–0.26%
Norbord Inc. (Canada),
Sr. Sec. First Lien Notes,
5.38%, 12/01/2020(b)	103,000	103,386
Sr. Sec. Gtd. First Lien Notes,
6.25%, 04/15/2023(b)	205,000	208,331
		311,717

Gas Utilities–0.41%
AmeriGas Finance LLC/Corp., Sr. Unsec. Gtd. Global Notes, 7.00%, 05/20/2022	81,000	85,455
Suburban Propane Partners, L.P./Suburban Energy Finance Corp., Sr. Unsec. Global Notes, 7.38%, 08/01/2021	44,000	45,870
Transportadora de Gas Internacional S.A. E.S.P. (Colombia), REGS, Sr. Unsec. Euro Notes, 5.70%, 03/20/2022(b)	350,000	365,750
		497,075

General Merchandise Stores–0.13%
Dollar Tree, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 03/01/2023(b)	152,000	162,640

Health Care Facilities–1.13%
Community Health Systems, Inc., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2022	162,470	148,660
HCA, Inc.,
Sr. Sec. Gtd. First Lien Notes,
5.25%, 04/15/2025	190,000	197,719
Sr. Unsec. Gtd. Global Notes,
7.50%, 02/15/2022	116,000	131,660
Sr. Unsec. Gtd. Notes,
5.38%, 02/01/2025	120,000	123,000
5.88%, 02/15/2026	80,000	83,600

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Premium Income Fund

	Principal Amount	Value
Health Care Facilities–(continued)
Surgical Care Affiliates, Inc., Sr. Unsec. Gtd. Notes, 6.00%, 04/01/2023(b)	$310,000	$315,425
Tenet Healthcare Corp., Sr. Unsec. Global Notes,
6.75%, 02/01/2020	25,000	25,375
6.75%, 06/15/2023	23,000	22,942
8.00%, 08/01/2020	74,000	76,590
8.13%, 04/01/2022	235,000	245,575
		1,370,546

Health Care Services–0.37%
MEDNAX, Inc., Sr. Unsec. Gtd. Notes, 5.25%, 12/01/2023(b)	191,000	200,073
MPH Acquisition Holdings LLC, Sr. Unsec. Gtd. Notes, 6.63%, 04/01/2022(b)	235,000	246,750
		446,823

Home Improvement Retail–0.21%
Hillman Group Inc. (The), Sr. Unsec. Notes, 6.38%, 07/15/2022(b)	285,000	255,075

Homebuilding–0.85%
Ashton Woods USA LLC/Ashton Woods Finance Co., Sr. Unsec. Notes, 6.88%, 02/15/2021(b)	408,000	351,390
AV Homes, Inc., Sr. Unsec. Gtd. Global Notes, 8.50%, 07/01/2019	60,000	60,000
K. Hovnanian Enterprises Inc.,
Sr. Sec. Gtd. First Lien Notes,
7.25%, 10/15/2020(b)	61,000	54,595
Sr. Unsec. Gtd. Notes,
7.00%, 01/15/2019(b)	109,000	76,300
8.00%, 11/01/2019(b)	312,000	218,400
KB Home, Sr. Unsec. Gtd. Notes, 7.50%, 09/15/2022	23,000	23,661
Meritage Homes Corp., Sr. Unsec. Gtd. Global Notes,
6.00%, 06/01/2025	85,000	86,806
7.15%, 04/15/2020	65,000	70,444
Taylor Morrison Communities Inc./ Monarch Communities Inc., Sr. Unsec. Gtd. Notes, 5.88%, 04/15/2023(b)	84,000	84,000
		1,025,596

Hotels, Resorts & Cruise Lines–0.01%
Royal Caribbean Cruises Ltd., Sr. Unsec. Global Notes, 5.25%, 11/15/2022	6,000	6,557

Household Products–0.55%
Reynolds Group Issuer Inc./LLC (New Zealand), Sr. Unsec. Gtd. Global Notes,
8.25%, 02/15/2021	300,000	310,875
9.88%, 08/15/2019	100,000	103,875
Spectrum Brands, Inc., Sr. Unsec. Gtd. Global Notes, 5.75%, 07/15/2025	80,000	85,200

	Principal Amount	Value
Household Products–(continued)
Springs Industries, Inc., Sr. Sec. Global Notes, 6.25%, 06/01/2021	$164,000	$167,690
		667,640

Independent Power Producers & Energy Traders–0.61%
AES Gener S.A. (Chile), Sr. Unsec. Notes, 5.00%, 07/14/2025(b)	400,000	406,000
Calpine Corp.,
Sr. Sec. Gtd. First Lien Notes,
5.88%, 01/15/2024(b)	15,000	15,994
Sr. Unsec. Global Notes,
5.50%, 02/01/2024	74,000	74,370
NTPC Ltd. (India), REGS, Sr. Unsec. Medium-Term Euro Notes, 4.38%, 11/26/2024(b)	230,000	240,295
		736,659

Industrial Machinery–0.13%
Optimas OE Solutions Holding, LLC/Optimas OE Solutions, Inc., Sr. Sec. Notes, 8.63%, 06/01/2021(b)	120,000	87,000
Waterjet Holdings, Inc., Sr. Sec. Gtd. Notes, 7.63%, 02/01/2020(b)	70,000	69,913
		156,913

Integrated Oil & Gas–1.59%
Petrobras Global Finance B.V. (Brazil),
Sr. Unsec. Gtd. Global Notes,
3.00%, 01/15/2019	300,000	270,750
5.38%, 01/27/2021	300,000	267,375
Petroleos de Venezuela S.A. (Venezuela), REGS, Sr. Unsec. Gtd. Euro Bonds, 6.00%, 05/16/2024(b)	500,000	171,250
Petróleos Mexicanos (Mexico), Sr. Unsec. Gtd. Global Notes, 4.50%, 01/23/2026	160,000	153,162
PTT PCL (Thailand), REGS, Sr. Unsec. Euro Notes, 3.38%, 10/25/2022(b)	500,000	512,973
State Oil Co. of the Azerbaijan Republic (Azerbaijan), Sr. Unsec. Medium-Term Euro Notes, 4.75%, 03/13/2023	200,000	180,239
YPF S.A. (Argentina), Sr. Unsec. Notes, 8.50%, 03/23/2021(b)	350,000	366,625
		1,922,374

Integrated Telecommunication Services–0.95%
CenturyLink, Inc., Series Y, Sr. Unsec. Global Notes, 7.50%, 04/01/2024	77,000	77,513
Frontier Communications Corp.,
Sr. Unsec. Notes,
8.88%, 09/15/2020(b)	58,000	61,770
10.50%, 09/15/2022(b)	30,000	30,975
11.00%, 09/15/2025(b)	33,000	33,578
GCI, Inc., Sr. Unsec. Global Notes, 6.88%, 04/15/2025	95,000	96,662
GTH Finance B.V. (Netherlands), Sr. Unsec. Gtd. Notes, 7.25%, 04/26/2023(b)	200,000	203,300

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Premium Income Fund

	Principal Amount	Value
Integrated Telecommunication Services–(continued)
T-Mobile USA, Inc.,
Sr. Unsec. Gtd. Global Bonds,
6.50%, 01/15/2026	$180,000	$192,150
6.84%, 04/28/2023	173,000	185,110
Sr. Unsec. Gtd. Global Notes,
6.38%, 03/01/2025	221,000	234,812
Sr. Unsec. Gtd. Notes,
6.00%, 04/15/2024	34,000	35,785
		1,151,655

Internet Software & Services–0.52%
Tencent Holdings Ltd. (China), REGS, Sr. Unsec. Medium-Term Euro Notes, 3.80%, 02/11/2025(b)	600,000	624,444

Leisure Products–0.24%
Vista Outdoor Inc., Sr. Unsec. Gtd. Notes, 5.88%, 10/01/2023(b)	276,000	291,180

Life Sciences Tools & Services–0.03%
Quintiles Transnational Corp., Sr. Unsec. Gtd. Notes, 4.88%, 05/15/2023(b)	38,000	39,045

Marine–0.17%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 01/08/2015-07/16/2015; Cost $250,700)(b)	255,000	212,288

Metal & Glass Containers–0.44%
Ball Corp., Sr. Unsec. Gtd. Global Bonds, 5.00%, 03/15/2022	120,000	126,150
Berry Plastics Corp.,
Sec. Gtd. Second Lien Notes,
6.00%, 10/15/2022(b)	85,000	89,144
Sr. Sec. Gtd. Second Lien Notes,
5.50%, 05/15/2022	52,000	53,625
Coveris Holding Corp., Sr. Unsec. Gtd. Notes, 10.00%, 06/01/2018(b)	73,000	72,817
Coveris Holdings S.A. (Luxembourg), Sr. Unsec. Gtd. Notes, 7.88%, 11/01/2019(b)	200,000	193,000
		534,736

Movies & Entertainment–0.23%
Mediacom Broadband LLC/Corp., Sr. Unsec. Gtd. Global Notes, 5.50%, 04/15/2021	270,000	277,425

Multi-Utilities–0.16%
Abu Dhabi National Energy Co. PJSC (United Arab Emirates), REGS, Sr. Unsec. Global Notes, 3.88%, 05/06/2024(b)	200,000	197,651

Oil & Gas Equipment & Services–0.01%
Odebrecht Oil & Gas Finance Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.00%(b)(c)(d)	250,000	13,513

	Principal Amount	Value
Oil & Gas Exploration & Production–2.53%
Antero Resources Corp., Sr. Unsec. Gtd. Global Notes, 6.00%, 12/01/2020	$253,000	$254,897
California Resources Corp., Sec. Gtd. Second Lien Notes, 8.00%, 12/15/2022(b)	125,000	85,938
Cimarex Energy Co., Sr. Unsec. Gtd. Notes, 4.38%, 06/01/2024	37,000	37,971
CNOOC Curtis Funding No.1 Pty Ltd. (China), REGS, Sr. Unsec. Gtd. Euro Notes, 4.50%, 10/03/2023(b)	200,000	212,450
Concho Resources Inc., Sr. Unsec. Gtd. Global Notes,
5.50%, 10/01/2022	241,000	244,314
5.50%, 04/01/2023	36,000	36,450
Continental Resources Inc., Sr. Unsec. Gtd. Global Notes, 7.13%, 04/01/2021	151,000	154,398
Denbury Resources Inc., Sr. Unsec. Gtd. Sub. Notes, 5.50%, 05/01/2022	50,000	32,750
Diamondback Energy, Inc., Sr. Unsec. Gtd. Global Notes, 7.63%, 10/01/2021	249,000	265,807
Gazprom OAO Via Gaz Capital S.A. (Russia), REGS, Sr. Unsec. Medium-Term Euro Notes, 8.63%, 04/28/2034(b)	200,000	243,515
Newfield Exploration Co., Sr. Unsec. Global Notes, 5.63%, 07/01/2024	174,000	177,915
Oasis Petroleum Inc., Sr. Unsec. Gtd. Global Notes,
6.88%, 03/15/2022	35,000	31,500
6.88%, 01/15/2023	59,000	53,248
Pertamina Persero PT (Indonesia), REGS, Sr. Unsec. Medium-Term Euro Notes,
4.30%, 05/20/2023(b)	200,000	199,568
5.63%, 05/20/2043(b)	200,000	185,581
Range Resources Corp., Sr. Unsec. Gtd. Sub. Global Notes, 5.00%, 03/15/2023	210,000	194,775
RSP Permian, Inc., Sr. Unsec. Gtd. Global Notes, 6.63%, 10/01/2022	275,000	285,312
SM Energy Co., Sr. Unsec. Global Notes,
6.13%, 11/15/2022	31,000	28,133
6.50%, 01/01/2023	47,000	42,770
Whiting Petroleum Corp., Sr. Unsec. Gtd. Global Notes, 6.25%, 04/01/2023	176,000	147,840
WPX Energy Inc., Sr. Unsec. Global Notes, 6.00%, 01/15/2022	162,000	146,205
		3,061,337

Oil & Gas Refining & Marketing–0.23%
Reliance Industries Ltd. (India), REGS, Sr. Unsec. Euro Notes, 4.13%, 01/28/2025(b)	270,000	276,439

Oil & Gas Storage & Transportation–0.94%
Energy Transfer Equity, L.P., Sr. Sec. First Lien Notes, 5.88%, 01/15/2024	112,000	105,280

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Premium Income Fund

	Principal Amount	Value
Oil & Gas Storage & Transportation–(continued)
Georgian Oil and Gas Corporation JSC (Georgia), Sr. Unsec. Notes, 6.75%, 04/26/2021(b)	$200,000	$201,000
Nakilat Inc. (Qatar), REGS, Sec. Sub. Gtd. Second Lien Euro Bonds, 6.27%, 12/31/2033(b)	175,196	199,093
Targa Resources Partners L.P./Targa Resources Partners Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.88%, 02/01/2021	181,000	185,978
Teekay Corp. (Bermuda), Sr. Unsec. Global Notes, 8.50%, 01/15/2020	60,000	46,200
Teekay Offshore Partners L.P./Teekay Offshore Finance Corp. (Bermuda), Sr. Unsec. Global Notes, 6.00%, 07/30/2019	98,000	75,950
Tesoro Logistics L.P./Tesoro Logistics Finance Corp., Sr. Unsec. Gtd. Global Notes,
5.88%, 10/01/2020	223,000	229,132
6.25%, 10/15/2022	14,000	14,385
Williams Partners L.P., Sr. Unsec. Notes, 4.00%, 11/15/2021	86,000	79,711
		1,136,729

Other Diversified Financial Services–0.91%
Lincoln Finance Ltd. (Netherlands), Sr. Sec. Gtd. Notes, 7.38%, 04/15/2021(b)	200,000	213,569
Power Sector Assets & Liabilities Management Corp. (Philippines),
Sr. Unsec. Gtd. Bonds,
7.39%, 12/02/2024(b)	300,000	405,000
REGS, Sr. Unsec. Gtd. Euro Bond,
7.39%, 12/02/2024(b)	200,000	270,355
Sistema JSFC via Sistema International Funding S.A. (Russia), REGS, Sr. Unsec. Euro Loan Participation Notes, 6.95%, 05/17/2019(b)	200,000	211,304
		1,100,228

Packaged Foods & Meats–0.93%
FAGE Dairy Industry S.A./FAGE USA Dairy Industry, Inc. (Greece), Sr. Unsec. Gtd. Notes, 9.88%, 02/01/2020(b)	250,000	259,075
JBS Investments GmbH (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 7.25%, 04/03/2024(b)	200,000	194,500
MHP S.A. (Ukraine), REGS, Sr. Unsec. Gtd. Euro Notes, 8.25%, 04/02/2020(b)	300,000	273,750
Minerva Overseas II Ltd. (Brazil), REGS, Sr. Unsec. Gtd. Euro Notes, 10.88%, 11/15/2019(b)	250,000	259,675
Pinnacle Foods Finance LLC / Pinnacle Foods Finance Corp., Sr. Unsec. Gtd. Notes, 5.88%, 01/15/2024(b)	61,000	64,965
Smithfield Foods Inc., Sr. Unsec. Notes, 6.63%, 08/15/2022	74,000	78,162
		1,130,127

	Principal Amount	Value
Paper Packaging–0.12%
Graphic Packaging International Inc., Sr. Unsec. Gtd. Notes, 4.88%, 11/15/2022	$138,000	$143,175

Paper Products–0.13%
Clearwater Paper Corp., Sr. Unsec. Gtd. Global Notes, 4.50%, 02/01/2023	156,000	154,440

Pharmaceuticals–0.56%
Concordia Healthcare Corp. (Canada),
Sr. Unsec. Gtd. Notes,
7.00%, 04/15/2023(b)	148,000	138,380
REGS, Sr. Unsec. Gtd. Euro Notes,
7.00%, 04/15/2023(b)	120,000	111,900
Endo Ltd./Endo Finance LLC/Endo Finco Inc., Sr. Unsec. Gtd. Notes, 6.00%, 07/15/2023(b)	200,000	196,000
Mallinckrodt International Finance S.A./Mallinckrodt CB LLC, Sr. Unsec. Gtd. Notes, 5.63%, 10/15/2023(b)	40,000	37,800
Valeant Pharmaceuticals International, Inc.,
Sr. Unsec. Gtd. Notes,
5.63%, 12/01/2021(b)	140,000	120,925
REGS, Sr. Unsec. Gtd. Euro Notes,
6.13%, 04/15/2025(b)	90,000	75,409
		680,414

Railroads–0.34%
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(b)	400,000	410,000

Regional Banks–0.38%
CIT Group Inc., Sr. Unsec. Global Notes,
5.00%, 08/15/2022	259,000	272,274
5.00%, 08/01/2023	175,000	182,437
		454,711

Restaurants–0.28%
1011778 BC ULC/ New Red Finance, Inc. (Canada),
Sec. Gtd. Second Lien Notes,
6.00%, 04/01/2022(b)	95,000	98,681
REGS, Sec. Gtd. Second Lien Euro Notes,
6.00%, 04/01/2022(b)	120,000	124,200
Carrols Restaurant Group, Inc., Sec. Gtd. Second Lien Global Notes, 8.00%, 05/01/2022	106,000	115,408
		338,289

Sovereign Debt–7.66%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Euro Notes, 2.50%, 12/31/2038(d)	250,000	160,000
Sr. Unsec. Notes, 7.50%, 04/22/2026(b)	300,000	305,250
7.63%, 04/22/2046(b)	280,000	275,800

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Premium Income Fund

	Principal Amount	Value
Sovereign Debt–(continued)
Black Sea Trade and Development Bank (The) (Supranational), Sr. Unsec. Notes, 4.88%, 05/06/2021(b)	$200,000	$198,956
Brazilian Government International Bond (Brazil),
Sr. Unsec. Global Bonds,
6.00%, 04/07/2026	200,000	206,800
Sr. Unsec. Global Notes,
4.25%, 01/07/2025	200,000	186,250
Colombia Government International Bond (Colombia), Sr. Unsec. Global Bonds, 5.63%, 02/26/2044	200,000	205,000
Dominican Republic International Bond (Dominican Repubic),
Sr. Unsec. Notes,
9.04%, 01/23/2018(b)	109,598	115,625
Unsec. Notes,
6.88%, 01/29/2026(b)	100,000	107,750
Egypt Government Internationl Bond (Egypt), REGS, Sr. Unsec. Euro Notes, 5.88%, 06/11/2025(b)	300,000	270,000
El Salvador Government International Bond (El Salvador), Unsec. Notes, 6.38%, 01/18/2027(b)	172,000	152,220
Gabon Government International Bond (Gabon), REGS, Sr. Unsec. Euro Bonds, 6.95%, 06/16/2025(b)	200,000	175,766
Guatemala Government Bond (Guatemala),
Sr. Unsec. Bonds,
8.13%, 10/06/2019(b)(e)	100,000	130,000
Sr. Unsec. Notes,
4.50%, 05/03/2026(b)	200,000	198,030
Honduras Government International Bond (Honduras), REGS, Sr. Unsec. Euro Notes, 7.50%, 03/15/2024(b)	200,000	213,000
Hungary Government International Bond (Hungary), Sr. Unsec. Global Notes, 5.38%, 03/25/2024	410,000	456,484
Ivory Coast Government International Bond (Ivory Coast), Sr. Unsec. Notes, 6.38%, 03/03/2028(b)	382,000	363,855
Magyar Export-Import Bank Zrt. (Hungary),
Sr. Unsec. Gtd. Bonds,
4.00%, 01/30/2020(b)	200,000	203,876
REGS, Sr. Unsec. Gtd. Euro Notes,
4.00%, 01/30/2020(b)	200,000	203,503
Malaysia Sukuk Global Berhad (Malaysia), Sr. Unsec. Gtd. Bonds, 3.18%, 04/27/2026(b)	650,000	654,605
Mongolia Government International Bond (Mongolia), Sr. Unsec. Notes, 10.88%, 04/06/2021(b)	200,000	203,994
Namibia International Bond (Namibia), REGS, Sr. Unsec. Euro Notes, 5.25%, 10/29/2025(b)	200,000	197,528
Pakistan Government International Bond (Pakistan), Sr. Unsec. Bonds, 6.75%, 12/03/2019(b)	238,000	248,593

	Principal Amount	Value
Sovereign Debt–(continued)
Panama Government International Bond (Panama), Sr. Unsec. Global Bonds, 3.75%, 03/16/2025	$200,000	$206,500
3.88%, 03/17/2028	200,000	205,500
4.00%, 09/22/2024	230,000	243,225
Paraguay Government International Bond (Paraguay), REGS, Sr. Unsec. Euro Bonds, 4.63%, 01/25/2023(b)	200,000	205,500
Perusahaan Penerbit SBSN Indonesia III (Indonesia), Sr. Unsec. Notes, 4.55%, 03/29/2026(b)	300,000	308,070
Poland Government International Bond (Poland), Sr. Unsec. Global Notes, 3.00%, 03/17/2023	206,000	208,066
3.25%, 04/06/2026	235,000	235,305
5.00%, 03/23/2022	146,000	163,611
Republic of Angola Via Northern Lights III B.V. (Angola), REGS, Sr. Sec. Euro Notes, 7.00%, 08/16/2019(b)	218,750	221,211
Romanian Government International Bond (Romanian), REGS, Sr. Unsec. Medium-Term Euro Notes, 6.13%, 01/22/2044(b)	450,000	553,528
Russian Foreign Bond (Russia), REGS, Sr. Unsec. Euro Bonds, 4.88%, 09/16/2023(b)	600,000	639,876
Ukraine Government International Bond (Ukraine), REGS, Sr. Unsec. Euro Notes, 7.75%, 09/01/2019(b)	100,000	97,000
Uruguay Government International Bond (Uruguay), Sr. Unsec. Global Bonds, 5.10%, 06/18/2050	200,000	188,000
Vietnam Government International Bond (Vietnam), REGS, Sr. Unsec. Euro Bonds, 4.80%, 11/19/2024(b)	200,000	205,217
Zambia Government International Bond (Zambia), REGS, Sr. Unsec. Euro Notes, 8.50%, 04/14/2024(b)	200,000	166,000
		9,279,494

Specialized Consumer Services–0.21%
ServiceMaster Co., LLC (The), Sr. Unsec. Notes,7.45%, 08/15/2027	254,000	257,810

Specialized Finance–0.71%
Aircastle Ltd., Sr. Unsec. Notes, 5.50%, 02/15/2022	310,000	331,700
International Lease Finance Corp.,
Sr. Unsec. Global Notes,
5.88%, 08/15/2022	138,000	151,067
Sr. Unsec. Notes,
8.25%, 12/15/2020	324,000	383,737
		866,504

Specialized REIT’s–0.46%
CyrusOne L.P./CyrusOne Finance Corp., Sr. Unsec. Gtd. Global Notes, 6.38%, 11/15/2022	321,000	340,260

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Premium Income Fund

	Principal Amount	Value
Specialized REIT’s–(continued)
Equinix Inc., Sr. Unsec. Notes, 5.38%, 04/01/2023	$110,000	$115,500
GLP Capital LP/GLP Financing II Inc.,
Sr. Unsec. Gtd. Notes,
4.38%, 04/15/2021	23,000	23,632
5.38%, 04/15/2026	80,000	83,800
		563,192

Specialty Chemicals–0.53%
Ashland Inc., Sr. Unsec. Gtd. Global Notes, 4.75%, 08/15/2022	130,000	132,275
GCP Applied Technologies Inc., Sr. Unsec. Gtd. Notes, 9.50%, 02/01/2023(b)	115,000	126,500
Kraton Polymers LLC/Kraton Polymers Capital Corp., Sr. Unsec. Gtd. Notes, 10.50%, 04/15/2023(b)	135,000	136,350
PolyOne Corp., Sr. Unsec. Global Notes, 5.25%, 03/15/2023	159,000	160,192
PQ Corp., Sr. Sec. Gtd. First Lien Notes, 6.75%, 11/15/2022(b)	85,000	88,188
		643,505

Steel–0.54%
ArcelorMittal (Luxembourg), Sr. Unsec. Global Notes, 6.25%, 08/05/2020	208,000	213,720
FMG Resources (August 2006) Pty. Ltd. (Australia), Sr. Unsec. Gtd. Notes,
6.88%, 04/01/2022(b)	27,000	24,840
8.25%, 11/01/2019(b)	223,000	233,871
Steel Dynamics, Inc., Sr. Unsec. Gtd. Global Notes, 5.50%, 10/01/2024	181,000	185,073
		657,504

Technology Hardware, Storage & Peripherals–0.04%
Western Digital Corp., Sr. Sec. Gtd. Notes, 7.38%, 04/01/2023(b)	50,000	50,547

Trading Companies & Distributors–0.37%
Fly Leasing Ltd. (Ireland), Sr. Unsec. Global Notes, 6.75%, 12/15/2020	200,000	202,250
HD Supply, Inc., Sr. Unsec. Gtd. Notes, 5.75%, 04/15/2024(b)	35,000	36,881
United Rentals North America Inc., Sr. Unsec. Gtd. Notes, 6.13%, 06/15/2023	200,000	209,000
		448,131

Trucking–0.39%
Avis Budget Car Rental LLC/Avis Budget Finance Inc., Sr. Unsec. Gtd. Notes,
5.13%, 06/01/2022(b)	87,000	82,867
6.38%, 04/01/2024(b)	125,000	125,000
Hertz Corp. (The), Sr. Unsec. Gtd. Global Notes, 6.75%, 04/15/2019	75,000	76,219
OPE KAG Finance Sub Inc., Sr. Unsec. Notes, 7.88%, 07/31/2023(b)	190,000	195,225
		479,311

	Principal Amount	Value
Wireless Telecommunication Services–1.23%
Digicel Group Ltd. (Bermuda), REGS, Sr. Unsec. Euro Notes, 8.25%, 09/30/2020(b)	$200,000	$183,500
Digicel Ltd. (Jamaica),
Sr. Unsec. Gtd. Notes,
6.75%, 03/01/2023(b)	400,000	366,000
Sr. Unsec. Notes,
6.00%, 04/15/2021(b)	200,000	184,000
Turkcell Iletisim Hizmetleri A.S. (Turkey), Unsec. Notes, 5.75%, 10/15/2025(b)	750,000	752,678
		1,486,178
Total U.S. Dollar Denominated Bonds & Notes (Cost $49,009,021)		49,833,011

	Shares
Preferred Stocks–20.47%
Asset Management & Custody Banks–0.60%
Affiliated Managers Group Inc., 6.38% Sr. Unsec. Pfd.	1,200	31,548
Apollo Investment Corp., 6.88% Sr. Unsec. Pfd.	2,700	70,443
Bank of New York Mellon Corp. (The), 5.20% Pfd.	4,600	117,990
KKR & Co. L.P., Series A, 6.75% Sr. Pfd.	2,400	61,392
Northern Trust Corp., Series C, 5.85% Pfd.	2,500	67,525
State Street Corp., 6.00% Pfd.	6,200	167,524
State Street Corp., Series C, 5.25% Pfd.	4,500	117,990
State Street Corp., Series D, 5.90% Pfd.	3,600	97,812
		732,224

Cable & Satellite–0.06%
Comcast Corp., 5.00% Sr. Unsec. Gtd. Pfd.	2,600	68,536

Consumer Finance–0.60%
Capital One Financial Corp., Series B, 6.00% Pfd.	7,200	186,480
Capital One Financial Corp., Series C, 6.25% Pfd.	4,000	105,920
Capital One Financial Corp., Series D, 6.70% Pfd.	3,900	107,016
Capital One Financial Corp., Series F, 6.20% Pfd.	3,600	95,076
Discover Financial Services, Series B, 6.50% Pfd.	4,800	126,960
Navient Corp., 6.00% Sr. Unsec. Pfd.	5,600	107,856
		729,308

Diversified Banks–7.39%
Bank of America Corp., Class CC, 6.20% Pfd.	6,500	167,505
Bank of America Corp., Series 3, 6.38% Pfd.	1,600	41,264
Bank of America Corp., Series D, 6.20% Pfd.	2,400	61,776
Bank of America Corp., Series I, 6.63% Pfd.	12,351	328,907

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Premium Income Fund

	Shares	Value
Diversified Banks–(continued)
Bank of America Corp., Series W, 6.63% Pfd.	24,800	$662,656
Bank of America Corp., Series Y, 6.50% Pfd.	12,400	327,360
Barclays Bank PLC (United Kingdom), Series 4, 7.75% Jr. Unsec. Sub. Pfd.	16,400	430,172
Barclays Bank PLC (United Kingdom), Series 5, 8.13% Jr. Unsec. Sub. Pfd.	16,700	440,546
Citigroup Inc., Series J, 7.13% Pfd.	7,100	198,516
Citigroup Inc., Series K, 6.88% Pfd.	9,900	273,141
Citigroup Inc., Series L, 6.88% Pfd.	4,000	107,680
Citigroup Inc., Series S, 6.30% Pfd.	7,000	181,020
Countrywide Capital V, 7.00% Jr. Unsec. Gtd. Sub. Pfd.	800	20,392
HSBC Holdings PLC (United Kingdom), Series 2, 8.00% Jr. Unsec. Sub. Pfd.	52,200	1,383,300
JPMorgan Chase & Co., Series AA, 6.10% Pfd.	9,300	243,009
JPMorgan Chase & Co., Series BB, 6.15% Pfd.	11,200	292,768
JPMorgan Chase & Co., Series O, 5.50% Pfd.	5,000	126,450
JPMorgan Chase & Co., Series P, 5.45% Pfd.	7,200	183,456
JPMorgan Chase & Co., Series T, 6.70% Pfd.	1,800	49,734
JPMorgan Chase & Co., Series W, 6.30% Pfd.	2,500	65,875
JPMorgan Chase & Co., Series Y, 6.13% Pfd.	12,400	323,764
RBS Capital Funding Trust VII (Netherlands), Series G, 6.08% Jr. Unsec. Gtd. Sub. Pfd.	10,502	257,824
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series L, 5.75% Jr. Unsec. Sub. Pfd.	11,201	271,065
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series R, 6.13% Jr. Unsec. Sub. Pfd.	7,400	182,188
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series S, 6.60% Jr. Unsec. Sub. Pfd.	8,700	218,631
Royal Bank of Scotland Group PLC (The) (United Kingdom), Series T, 7.25% Jr. Unsec. Sub. Pfd.	2,900	73,138
Santander Finance Preferred SAU (Spain), 6.50% Jr. Unsec. Gtd. Sub. Pfd.	1,700	44,659
US Bancorp, Series F, 6.50% Pfd.	14,600	431,576
Wells Fargo & Co., 5.20% Pfd.	11,200	288,848
Wells Fargo & Co., 5.85% Pfd.	6,200	163,246
Wells Fargo & Co., 6.63% Pfd.	6,400	186,368
Wells Fargo & Co., Series J, 8.00% Pfd.	4,500	126,765
Wells Fargo & Co., Series O, 5.13% Pfd.	9,900	253,638
Wells Fargo & Co., Series P, 5.25% Pfd.	3,900	100,971
Wells Fargo & Co., Series T, 6.00% Pfd.	9,000	239,670
Wells Fargo & Co., Series W, 5.70% Pfd.	8,100	207,927
		8,955,805

	Shares	Value
Diversified Capital Markets–0.61%
Deutsche Bank Contingent Capital Trust III (Germany), 7.60% Jr. Unsec. Gtd. Sub. Pfd.	10,500	$272,160
Deutsche Bank Contingent Capital Trust V (Germany), 8.05% Jr. Unsec. Gtd. Sub. Pfd.	12,400	325,128
KKR Financial Holdings LLC, 8.38% Sr. Unsec. Pfd.	2,200	57,904
KKR Financial Holdings LLC, Series A, 7.38% Pfd.	3,000	78,450
		733,642

Diversified REIT’s–0.12%
PS Business Parks, Inc., Series S, 6.45% Pfd.	5,400	140,562

Electric Utilities–1.18%
BGE Capital Trust II, 6.20% Jr. Unsec. Gtd. Sub. Pfd.	2,300	59,800
Duke Energy Corp., 5.13% Jr. Unsec. Sub. Pfd.	3,100	81,530
Entergy Louisiana LLC, 5.25% Sr. Sec. First Mortgage Pfd.	3,300	83,424
Entergy Mississippi Inc., 6.00% Sr. Sec. First Mortgage Pfd.	3,100	78,926
Entergy Texas Inc., 5.63% Sr. Sec. First Mortgage Pfd.	4,000	107,800
Interstate Power & Light Co., Series D, 5.10% Pfd.	1,800	48,744
NextEra Energy Capital Holdings Inc., 5.00% Jr. Unsec. Gtd. Sub. Pfd.	4,800	121,632
NextEra Energy Capital Holdings Inc., Series G, 5.70% Jr. Unsec. Gtd. Sub. Pfd.	3,200	82,912
NextEra Energy Capital Holdings Inc., Series H, 5.63% Jr. Unsec. Gtd. Sub. Pfd.	6,400	163,968
Pacific Gas & Electric Co., Series A, 6.00% Pfd.	1,000	30,500
PPL Capital Funding, Inc., Series B, 5.90% Jr. Unsec. Gtd. Sub. Pfd.	3,800	101,346
SCE Trust I, 5.63% Jr. Unsec. Sub. Pfd.	6,200	158,658
SCE Trust IV, Series J, 5.38% Jr. Unsec. Sub. Pfd.	2,900	78,068
SCE Trust V, Series K, 5.45% Jr. Unsec. Sub. Pfd.	2,300	62,146
Southern Co. (The), 6.25% Jr. Unsec. Sub. Pfd.	6,500	175,955
		1,435,409

Health Care REIT’s–0.17%
Senior Housing Properties Trust, 5.63% Sr. Unsec. Pfd.	3,200	80,800
Ventas Realty L.P. / Ventas Capital Corp., 5.45% Sr. Unsec. Gtd. Pfd.	2,300	59,064
Welltower Inc., Series J, 6.50% Pfd.	2,600	68,224
		208,088

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Premium Income Fund

	Shares	Value
Hotel and Resort REIT’s–0.06%
Hospitality Properties Trust, Series D, 7.13% Pfd.	2,600	$67,730

Industrial Conglomerates–0.29%
General Electric Capital Corp., 4.70% Sr. Unsec. Pfd.	4,200	109,368
General Electric Capital Corp., 4.88% Sr. Unsec. Pfd.	4,800	125,232
General Electric Capital Corp., 4.88% Sr. Unsec. Pfd.	4,600	119,968
		354,568

Industrial Machinery–0.13%
Stanley Black & Decker Inc., 5.75% Jr. Unsec. Sub. Pfd.	6,000	157,860

Integrated Telecommunication Services–0.70%
Qwest Corp., 6.13% Sr. Unsec. Pfd.	5,000	122,450
Qwest Corp., 6.63% Sr. Unsec. Pfd.	2,100	52,857
Qwest Corp., 6.88% Sr. Unsec. Pfd.	4,900	125,195
Qwest Corp., 7.00% Sr. Unsec. Pfd.	3,200	81,600
Qwest Corp., 7.00% Sr. Unsec. Pfd.	5,000	127,500
Qwest Corp., 7.38% Sr. Unsec. Pfd.	5,600	143,136
Qwest Corp., 7.50% Sr. Unsec. Pfd.	3,300	84,843
Verizon Communications Inc., 5.90% Sr. Unsec. Pfd.	4,000	109,040
		846,621

Internet Software & Services–0.11%
eBay Inc., 6.00% Pfd.	5,200	133,640

Investment Banking & Brokerage–1.76%
BGC Partners Inc., 8.13% Sr. Unsec. Pfd.	1,000	26,400
Charles Schwab Corp. (The), Series B, 6.00% Pfd.	3,900	102,492
Charles Schwab Corp. (The), Series C, 6.00% Pfd.	4,800	129,408
Charles Schwab Corp. (The), Series D, 5.95% Pfd.	4,900	127,253
Goldman Sachs Group, Inc. (The), 6.50% Sr. Unsec. Pfd.	500	12,900
Goldman Sachs Group, Inc. (The), Series I, 5.95% Pfd.	5,000	128,300
Goldman Sachs Group, Inc. (The), Series J, 5.50% Pfd.	7,400	185,962
Goldman Sachs Group, Inc. (The), Series K, 6.38% Pfd.	9,600	268,800
Goldman Sachs Group, Inc. (The), Series N, 6.30% Pfd.	4,200	109,410
Morgan Stanley, Series E, 7.13% Pfd.	4,300	123,625
Morgan Stanley, Series F, 6.88% Pfd.	8,700	238,728
Morgan Stanley, Series G, 6.63% Pfd.	5,000	135,200
Morgan Stanley, Series I, 6.38% Pfd.	16,700	442,884
Raymond James Financial Inc., 6.90% Sr. Unsec. Pfd.	2,200	58,168
Stifel Financial Corp., 5.38% Sr. Unsec. Pfd.	1,900	48,640
		2,138,170

	Shares	Value
Life & Health Insurance–0.76%
Aegon N.V. (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	2,900	$74,588
Aegon N.V. (Netherlands), 8.00% Unsec. Sub. Pfd.	8,700	233,421
Aflac Inc., 5.50% Jr. Unsec. Sub. Pfd.	3,100	81,220
Protective Life Corp., 6.25% Unsec. Sub. Pfd.	4,300	111,284
Prudential Financial Inc., 5.70% Jr. Unsec. Sub. Pfd.	5,400	142,128
Prudential Financial Inc., 5.75% Jr. Unsec. Sub. Pfd.	5,000	131,950
Prudential PLC (United Kingdom), 6.75% Jr. Unsec. Sub. Pfd.	4,600	121,440
Torchmark Corp., 5.88% Jr. Unsec. Sub. Pfd.	1,100	27,863
		923,894

Mortgage REIT’s–0.06%
Wells Fargo Real Estate Investment Corp., Series A, 6.38% Pfd.	2,500	68,325

Multi-Line Insurance–0.30%
American Financial Group Inc., 6.38% Sr. Unsec. Pfd.	4,100	109,675
Aviva PLC (United Kingdom), 8.25% Unsec. Sub. Pfd.	3,200	84,608
Hartford Financial Services Group Inc. (The), 7.88% Jr. Unsec. Sub. Pfd.	4,200	133,434
Kemper Corp., 7.38% Unsec. Sub. Pfd.	1,200	32,580
		360,297

Multi-Utilities–0.13%
DTE Energy Co., 6.50% Jr. Unsec. Sub. Pfd.	3,000	78,300
Integrys Holding, Inc., 6.00% Jr. Unsec. Sub. Pfd.	3,200	83,500
		161,800

Office REIT’s–0.37%
Alexandria Real Estate Equities Inc., Series E, 6.45% Pfd.	1,200	31,884
Boston Properties, Inc., 5.25% Pfd.	1,800	46,800
Equity Commonwealth, 5.75% Sr. Unsec. Pfd.	3,600	88,992
Kilroy Realty Corp., Series G, 6.88% Pfd.	900	23,247
Kilroy Realty Corp., Series H, 6.38% Pfd.	900	23,211
SL Green Realty Corp., Series I, 6.50% Pfd.	2,100	55,818
Vornado Realty Trust, Series J, 6.88% Pfd.	7,100	183,038
		452,990

Office Services & Supplies–0.06%
Pitney Bowes Inc., 6.70% Sr. Unsec. Pfd.	2,600	70,200

Oil & Gas Refining & Marketing–0.05%
NuStar Logistics L.P., 7.63% Jr. Unsec. Gtd. Sub. Pfd.	2,500	61,375

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Premium Income Fund

	Shares	Value
Oil & Gas Storage & Transportation–0.02%
Targa Resources Partners LP, Series A, 9.00% Pfd.	1,000	$24,730

Other Diversified Financial Services–0.52%
ING Groep NV (Netherlands), 6.38% Jr. Unsec. Sub. Pfd.	24,200	628,716

Property & Casualty Insurance–0.81%
Allstate Corp. (The), 5.10% Unsec. Sub. Pfd.	1,900	49,495
Allstate Corp. (The), 5.63% Pfd.	2,800	74,508
Allstate Corp. (The), Series C, 6.75% Pfd.	3,000	83,610
Allstate Corp. (The), Series E, 6.63% Pfd.	5,600	154,280
Allstate Corp. (The), Series F, 6.25% Pfd.	1,900	52,269
Arch Capital Group Ltd., Series C, 6.75% Pfd.	2,000	52,700
Argo Group U.S. Inc., 6.50% Sr. Unsec. Gtd. Pfd.	1,300	33,930
Aspen Insurance Holdings Ltd. (Bermuda), 5.95% Pfd.	2,300	61,295
Aspen Insurance Holdings Ltd. (Bermuda), 7.25% Pfd.	1,300	34,359
Assured Guaranty Municipal Holdings Inc., 6.25% Sr. Unsec. Gtd. Pfd.	3,400	87,890
Axis Capital Holdings Ltd., Series C, 6.88% Pfd.	5,000	131,850
Hanover Insurance Group, Inc. (The), 6.35% Jr. Unsec. Sub. Pfd.	1,600	41,568
Selective Insurance Group, Inc., 5.88% Sr. Unsec. Pfd.	1,600	41,568
W. R. Berkley Corp., 5.63% Jr. Unsec. Sub. Pfd.	3,200	81,408
		980,730

Regional Banks–1.63%
BB&T Corp., 5.85% Pfd.	5,600	147,448
BB&T Corp., Series E, 5.63% Pfd.	10,500	270,060
BB&T Corp., 5.63% Pfd.	3,100	79,515
Commerce Bancshares Inc., Series B, 6.00% Pfd.	1,600	43,920
Cullen/Frost Bankers, Inc., 5.38% Pfd.	1,400	35,350
Fifth Third Bancorp, Series I, 6.63% Pfd.	4,100	120,130
First Horizon National Corp., Series A, 6.20% Pfd.	900	23,193
First Republic Bank, 5.50% Pfd.	900	22,896
First Republic Bank, 7.00% Pfd.	1,800	49,644
First Republic Bank, Series A, 6.70% Pfd.	2,100	54,831
First Republic Bank, Series B, 6.20% Pfd.	2,200	58,080
First Republic Bank,Series F, 5.70% Pfd.	2,300	60,858
FirstMerit Corp., Series A, 5.88% Pfd.	900	22,689
FNB Corp., 7.25% Pfd.	1,000	29,310
Hancock Holding Co., 5.95% Unsec. Sub. Pfd.	1,800	45,342
Huntington Bancshares, Inc., Series D, 6.25% Pfd.	2,800	73,724
PNC Financial Services Group, Inc. (The), Series P, 6.13% Pfd.	11,200	323,792

	Shares	Value
Regional Banks–(continued)
Regions Financial Corp., Series A, 6.38% Pfd.	2,800	$73,360
Regions Financial Corp., Series B, 6.38% Pfd.	4,000	109,840
SunTrust Banks Inc., Series E, 5.88% Pfd.	3,800	99,560
TCF Financial Corp., 7.50% Pfd.	1,200	31,860
TCF Financial Corp., Series B, 6.45% Pfd.	1,200	30,792
Texas Capital Bancshares, Inc., Series A, 6.50% Pfd.	2,400	57,048
Webster Financial Corp., Series E, 6.40% Pfd.	1,100	28,820
Zions Bancorp., Series F, 7.90% Pfd.	2,872	77,544
		1,969,606

Reinsurance–0.41%
Endurance Specialty Holdings Ltd., Series B, 7.50% Pfd.	2,100	53,445
Maiden Holdings Ltd., Series A, 8.25% Pfd.	3,300	86,493
Maiden Holdings, Ltd., Series C, 7.13% Pfd.	1,900	46,740
PartnerRe Ltd. (Bermuda), Series E, 7.25% Pfd.	5,100	133,161
Reinsurance Group of America, Inc., 6.20% Unsec. Sub. Pfd.	3,300	96,855
RenaissanceRe Holdings Ltd. (Bermuda), Series E, 5.38% Pfd.	3,200	81,152
		497,846

Retail REIT’s–0.48%
DDR Corp., Class J, 6.50% Pfd.	3,200	84,032
Kimco Realty Corp., Series I, 6.00% Pfd.	8,600	224,632
National Retail Properties Inc., Series D, 6.63% Pfd.	4,800	125,856
Realty Income Corp., Series F, 6.63% Pfd.	3,300	86,064
Regency Centers Corp., Series 6, 6.63% Pfd.	2,300	60,076
		580,660

Specialized REIT’s–0.74%
Digital Realty Trust, Inc., Series F, 6.63% Pfd.	3,300	87,186
Digital Realty Trust, Inc., Series G, 5.88% Pfd.	2,500	63,600
Digital Realty Trust, Inc., Series H, 7.38% Pfd.	2,800	77,840
EPR Properties, Series F, 6.63% Pfd.	1,100	29,073
Public Storage, Series A, 5.88% Pfd.	8,400	227,220
Public Storage, Series B, 5.40% Pfd.	7,000	182,630
Public Storage, Series Y, 6.38% Pfd.	8,100	227,124
		894,673

Thrifts & Mortgage Finance–0.03%
Astoria Financial Corp., Series C, 6.50% Pfd.	1,200	31,680

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Premium Income Fund

	Shares	Value
Wireless Telecommunication Services–0.32%
Telephone & Data Systems Inc., 7.00% Sr. Unsec. Pfd.	6,700	$170,314
United States Cellular Corp., 6.95% Sr. Unsec. Pfd.	3,100	78,926
United States Cellular Corp., 7.25% Sr. Unsec. Pfd.	2,500	63,750
United States Cellular Corp., 7.25% Sr. Unsec. Pfd.	2,800	73,052
		386,042
Total Preferred Stocks (Cost $23,061,184)		24,795,727

Common Stocks & Other Equity Interests–16.81%
Diversified REIT’s–2.50%
Armada Hoffler Properties, Inc.	23,953	280,250
Gladstone Commercial Corp.	25,391	427,330
Global Net Lease, Inc.	44,668	378,338
Gramercy Property Trust	29,017	245,774
Investors Real Estate Trust	51,852	312,149
Lexington Realty Trust	42,670	374,643
Spirit Realty Capital, Inc.	23,027	263,199
VEREIT, Inc.	32,145	285,448
Whitestone REIT	34,037	457,117
		3,024,248

Health Care REIT’s–1.79%
Care Capital Properties, Inc.	12,196	325,267
Community Healthcare Trust Inc.	17,579	319,938
Medical Properties Trust Inc.	24,713	328,930
New Senior Investment Group Inc.	41,631	449,615
Sabra Health Care REIT, Inc.	15,545	327,844
Senior Housing Properties Trust	24,067	423,098
		2,174,692

Hotel and Resort REIT’s–0.54%
Ashford Hospitality Trust, Inc.	59,005	329,838
Hospitality Properties Trust	12,754	326,375
		656,213

Industrial REIT’s–0.47%
Monmouth REIT Corp.	19,598	225,377
STAG Industrial, Inc.	16,946	338,242
		563,619

Mortgage REIT’s–8.38%
Altisource Residential Corp.	15,498	180,087
American Capital Agency Corp.	53,189	977,082
American Capital Mortgage Investment Corp.	13,513	200,398
Annaly Capital Management Inc.	94,821	988,035
Apollo Commercial Real Estate Finance, Inc.	18,671	297,429
ARMOUR Residential REIT, Inc.	10,350	220,248
Blackstone Mortgage Trust, Inc.–Class A	25,979	713,903
Capstead Mortgage Corp.	26,716	259,680

	Shares	Value
Mortgage REIT’s–(continued)
Chimera Investment Corp.	53,117	$754,261
Colony Capital, Inc.–Class A	31,194	551,510
CYS Investments, Inc.	42,532	344,934
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	10,574	205,136
Hatteras Financial Corp.	26,553	421,927
MFA Financial, Inc.	104,755	723,857
New Residential Investment Corp.	65,685	794,788
New York Mortgage Trust, Inc.	30,436	158,267
PennyMac Mortgage Investment Trust	20,460	278,051
Redwood Trust, Inc.	22,732	294,607
Starwood Property Trust, Inc.	52,160	1,009,818
Two Harbors Investment Corp.	99,415	778,419
		10,152,437

Office REIT’s–0.74%
Franklin Street Properties Corp.	31,590	335,486
Government Properties Income Trust	29,356	555,415
		890,901

Residential REIT’s–0.59%
Independence Realty Trust, Inc.	65,455	469,312
Preferred Apartment Communities, Inc.–Class A	19,771	243,974
		713,286

Retail REIT’s–0.72%
CBL & Associates Properties, Inc.	29,974	350,096
WP GLIMCHER Inc.	50,351	528,182
		878,278

Specialized REIT’s–1.08%
Corrections Corp. of America	9,702	295,135
EPR Properties	3,728	245,600
Geo Group Inc. (The)	11,590	371,228
Gaming and Leisure Properties, Inc.	12,277	402,563
		1,314,526
Total Common Stocks & Other Equity Interests (Cost $20,330,911)		20,368,200

	Principal Amount
U.S. Treasury Securities–9.84%
U.S. Treasury Bills–0.35%
0.12%, 05/26/2016(f)(g)	$195,000	194,981
0.24%, 05/26/2016(f)	235,000	234,976
		429,957

U.S. Treasury STRIPS–9.49%
2.76%, 02/15/2043(f)(h)	250,000	119,238
3.03%, 02/15/2043(f)(h)	1,100,000	524,648
3.07%, 02/15/2043(f)(h)	4,800,000	2,289,375
3.36%, 02/15/2043(f)(h)	2,450,000	1,168,535
3.98%, 02/15/2043(f)(h)	10,800,000	5,151,094

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Premium Income Fund

	Principal Amount		Value
U.S. Treasury STRIPS–(continued)
4.11%, 02/15/2043(f)(h)		$4,700,000	$2,241,680
			11,494,570
Total U.S. Treasury Securities (Cost $9,496,305)			11,924,527

Exchange Traded Notes–4.71%
JPMorgan Alerian MLP Index ETN, 8.70%, 05/24/2024(i) (Cost $5,917,323)		190,000	5,707,600

Non-U.S. Dollar Denominated Bonds & Notes–1.53%(j)
Cable & Satellite–0.35%
Virgin Media Secured Finance PLC (United Kingdom),
Sr. Sec. Gtd. First Lien Notes,
4.88%, 01/15/2027(b)	GBP	100,000	137,341
REGS, Sr. Sec. Gtd. First Lien Medium-Term Euro Notes,
5.13%, 01/15/2025(b)	GBP	200,000	284,237
			421,578

Casinos & Gaming–0.20%
Cirsa Funding Luxembourg S.A. (Spain), Sr. Unsec. Gtd. Bonds, 5.75%, 05/15/2021(b)	EUR	100,000	116,600
REGS, Sr. Unsec. Gtd. Euro Notes, 5.88%, 5/15/2023(b)	EUR	100,000	116,005
			232,605

Diversified Support Services–0.10%
La Financière Atalian S.A. (France), Sr. Unsec. Gtd. Bonds, 7.25%, 01/15/2020(b)	EUR	100,000	122,973

Hotels, Resorts & Cruise Lines–0.17%
Thomas Cook Finance PLC (United Kingdom), Sr. Unsec. Gtd. Bonds, 6.75%, 06/15/2021(b)	EUR	100,000	117,940
Thomas Cook Group PLC (United Kingdom), Sr. Unsec. Gtd. Medium-Term Euro Notes, 7.75%, 06/22/2017	GBP	57,000	87,346
			205,286

Internet Software & Services–0.10%
United Group B.V. (Serbia), REGS, Sr. Sec. Gtd. Euro Notes, 7.88%, 11/15/2020(b)	EUR	100,000	121,931

	Principal Amount		Value
Metal & Glass Containers–0.10%
SIG Combibloc Holding S.C.A. (Luxembourg), REGS, Sr. Unsec. Euro Bonds, 7.75%, 02/15/2023(b)	EUR	100,000	$123,236

Movies & Entertainment–0.13%
Entertainment One Ltd. (Canada), Sr. Sec. Gtd. Bonds, 6.88%, 12/15/2022(b)	GBP	100,000	154,297

Multi-Sector Holdings–0.08%
Gala Electric Casinos PLC (United Kingdom), REGS, Sec. Gtd. Second Lien Euro Notes, 11.50%, 06/01/2019(b)	GBP	63,636	96,934

Packaged Foods & Meats–0.12%
Moy Park (BondCo) PLC (United Kingdom), Sr. Unsec. Gtd. Notes, 6.25%, 05/29/2021(b)	GBP	100,000	152,233

Sovereign Debt–0.18%
Mexican Bonos (Mexico), Series M, Sr. Unsec. Bonds, 7.75%, 11/13/2042	MXN	3,200,000	215,851
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $1,851,125)			1,846,924

	Shares
Money Market Funds–4.98%
Liquid Assets Portfolio–Institutional Class, 0.44%(k)		3,014,298	3,014,298
Premier Portfolio–Institutional Class, 0.39%(k)		3,014,299	3,014,299
Total Money Market Funds (Cost $6,028,597)			6,028,597
TOTAL INVESTMENTS–99.48% (Cost $115,694,466)			120,504,586
OTHER ASSETS LESS LIABILITIES–0.52%			635,726
NET ASSETS–100.00%			$121,140,312

Investment Abbreviations:

Conv.	– Convertible
EUR	– Euro
ETN	– Exchange Traded Notes
GBP	– British Pound Sterling
Gtd.	– Guaranteed
Jr.	– Junior
MLP	– Master Limited Partnerships
MXN	– Mexican New Peso

Pfd.	– Preferred
REGS	– Regulation S
REIT	– Real Estate Investment Trust
Sec.	– Secured
Sr.	– Senior
STRIPS	– Separately Traded Registered Interest and Principal Securities
Sub.	– Subordinated
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Premium Income Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $32,126,893, which represented 26.52% of the Fund’s Net Assets.
(c)	Perpetual bond with no specified maturity date.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at April 30, 2016 represented less than 1% of the Fund’s Net Assets.
(e)	Security has an irrevocable call by the issuer or mandatory put by the holder. Maturity date reflects such call or put.
(f)	Security may be traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged as collateral to cover margin requirements for open swap agreements. See Note 1L and Note 4.
(h)	All or a portion of the value was pledged as collateral to cover margin requirements for open futures contracts. See Note 1K and Note 4.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2016.
(j)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By security type, based on Net Assets

as of April 30, 2016

U.S. Dollar Denominated Bonds & Notes	41.1%
Preferred Stocks	20.5
Common Stocks & Other Equity Interests	16.8
U.S. Treasury Securities	9.9
Exchange Traded Notes	4.7
Non-U.S. Dollar Denominated Bonds & Notes	1.5
Money Market Funds Plus Other Assets Less Liabilities	5.5

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Premium Income Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $109,665,869)	$114,475,989
Investments in affiliated money market funds, at value and cost	6,028,597
Total investments, at value (Cost $115,694,466)	120,504,586
Cash	35,853
Foreign currencies, at value (Cost $14,731)	15,027
Receivable for:
Investments sold	815,553
Fund shares sold	289,306
Dividends and interest	873,021
Fund expenses absorbed	24,749
Investment for trustee deferred compensation and retirement plans	22,557
Unrealized appreciation on forward foreign currency contracts outstanding	11,345
Other assets	48,018
Total assets	122,640,015

Liabilities:
Payable for:
Investments purchased	974,395
Fund shares reacquired	61,045
Variation margin — futures contracts	275,837
Variation margin — centrally cleared swap agreements	2,654
Accrued fees to affiliates	45,581
Accrued trustees’ and officers’ fees and benefits	1,587
Accrued other operating expenses	51,995
Trustee deferred compensation and retirement plans	25,232
Unrealized depreciation on forward foreign currency contracts outstanding	61,377
Total liabilities	1,499,703
Net assets applicable to shares outstanding	$121,140,312

Net assets consist of:
Shares of beneficial interest	$129,851,565
Undistributed net investment income	(164,158)
Undistributed net realized gain (loss)	(13,565,579)
Net unrealized appreciation	5,018,484
$121,140,312

Net Assets:
Class A	$50,494,783
Class C	$16,734,360
Class R	$312,755
Class Y	$10,975,779
Class R5	$10,106
Class R6	$42,612,529

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	5,005,088
Class C	1,660,173
Class R	31,006
Class Y	1,087,449
Class R5	1,001
Class R6	4,222,496
Class A:
Net asset value per share	$10.09
Maximum offering price per share
(Net asset value of $10.09 ÷ 94.50%)	$10.68
Class C:
Net asset value and offering price per share	$10.08
Class R:
Net asset value and offering price per share	$10.09
Class Y:
Net asset value and offering price per share	$10.09
Class R5:
Net asset value and offering price per share	$10.10
Class R6:
Net asset value and offering price per share	$10.09

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Premium Income Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $24)	$2,238,655
Interest (net of foreign withholding taxes of $990)	2,056,334
Dividends from affiliated money market funds	10,314
Total investment income	4,305,303

Expenses:
Advisory fees	436,196
Administrative services fees	24,863
Custodian fees	13,971
Distribution fees:
Class A	61,309
Class C	80,760
Class R	809
Transfer agent fees — A, C, R, Y	52,977
Transfer agent fees — R6	85
Trustees’ and officers’ fees and benefits	10,823
Registration and filing fees	43,599
Licensing Fees	16,327
Reports to shareholders	11,864
Professional services fees	30,199
Other	21,215
Total expenses	804,997
Less: Fees waived, expenses reimbursed and expense offset arrangement(s)	(131,378)
Net expenses	673,619
Net investment income	3,631,684

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(2,728,900)
Foreign currencies	19,990
Forward foreign currency contracts	108,681
Futures contracts	(801,803)
Swap agreements	(91,491)
(3,493,523)
Change in net unrealized appreciation (depreciation) of:
Investment securities	2,334,849
Foreign currencies	1,443
Forward foreign currency contracts	(59,127)
Futures contracts	(452,451)
Swap agreements	8,964
1,833,678
Net realized and unrealized gain (loss)	(1,659,845)
Net increase in net assets resulting from operations	$1,971,839

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Premium Income Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$3,631,684	$6,262,903
Net realized gain (loss)	(3,493,523)	(3,404,074)
Change in net unrealized appreciation (depreciation)	1,833,678	(487,253)
Net increase in net assets resulting from operations	1,971,839	2,371,576

Distributions to shareholders from net investment income:
Class A	(1,306,126)	(2,285,486)
Class C	(368,723)	(649,749)
Class R	(8,296)	(7,758)
Class Y	(322,195)	(631,870)
Class R5	(271)	(513)
Class R6	(1,668,114)	(2,998,898)
Total distributions from net investment income	(3,673,725)	(6,574,274)

Share transactions–net:
Class A	(2,065,010)	12,053,236
Class C	(393,107)	2,778,173
Class R	(23,875)	201,235
Class Y	(1,394,180)	6,112,094
Class R6	(23,368,196)	18,253,102
Net increase (decrease) in net assets resulting from share transactions	(27,244,368)	39,397,840
Net increase (decrease) in net assets	(28,946,254)	35,195,142

Net assets:
Beginning of period	150,086,566	114,891,424
End of period (includes undistributed net investment income of $(164,158) and $(122,117), respectively)	$121,140,312	$150,086,566

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Premium Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a

21                         Invesco Premium Income Fund

particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets,

22                         Invesco Premium Income Fund

the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

K.

Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only

23                         Invesco Premium Income Fund

in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at

24                         Invesco Premium Income Fund

the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

M.	Other Risks — The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.
N.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $500 million	0.65%
Next $500 million	0.60%
Next $500 million	0.55%
Over $1.5 billion	0.54%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.65%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.05%, 1.80%, 1.30%, 0.80%, 0.80% and 0.80%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $78,316 and reimbursed class level expenses of $33,644, $11,079, $222, $7,923, $0 and $85 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund,

25                         Invesco Premium Income Fund

subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $2,340 in front-end sales commissions from the sale of Class A shares and $930 from Class C shares for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$51,109,024	$83,500	$—	$51,192,524
Exchange Traded Notes	5,707,600	—	—	5,707,600
U.S. Treasury Securities	—	11,924,527	—	11,924,527
Corporate Debt Securities	—	40,553,517	—	40,553,517
Sovereign Debt Securities	—	9,279,494	—	9,279,494
Foreign Debt Securities	—	1,631,073	—	1,631,073
Foreign Sovereign Debt Securities	—	215,851	—	215,851
	56,816,624	63,687,962	—	120,504,586
Forward Foreign Currency Contracts*	—	(50,032)	—	(50,032)
Futures Contracts*	230,686	—	—	230,686
Swap Agreements*	26,580	—	—	26,580
Total	$57,073,890	$63,637,930	$—	$120,711,820

*	Unrealized appreciation (depreciation).

26                         Invesco Premium Income Fund

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$26,580	$—
Currency risk:
Forward foreign currency contracts(b)	11,345	(61,377)
Equity risk:
Futures contracts(c)	363,389	(62,046)
Interest rate risk:
Futures contracts(c)	1,896	(72,553)
Total	$403,210	$(195,976)

(a)	Includes cumulative appreciation of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$(91,491)
Currency risk	108,681	—	—
Equity risk	—	(2,184,995)	—
Interest rate risk	—	1,383,192	—
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	—	—	8,964
Currency risk	(59,127)	—	—
Equity risk	—	(259,233)	—
Interest rate risk	—	(193,218)	—
Total	$49,554	$(1,254,254)	$(82,527)

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Swap Agreements
Average notional value	$2,130,622	$48,710,548	$1,593,560

27                         Invesco Premium Income Fund

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
06/10/16	CIBC World Markets Corp.	EUR	202,692	USD	229,206	$232,397	$(3,191)
06/10/16	Citigroup Global Markets Inc.	GBP	806,617	USD	1,144,147	1,178,732	(34,585)
06/10/16	Citigroup Global Markets Inc.	USD	181,713	GBP	127,788	186,739	5,026
06/10/16	Deutsche Bank Securities Inc.	USD	226,462	GBP	158,925	232,242	5,780
06/10/16	Goldman Sachs International	EUR	472,175	USD	519,224	541,373	(22,149)
06/10/16	Goldman Sachs International	GBP	60,000	USD	86,228	87,680	(1,452)
06/10/16	Goldman Sachs International	USD	92,578	EUR	81,215	93,117	539
Total Open Forward Foreign Currency Contracts — Currency Risk							$(50,032)

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
Australian 10 Year Bonds	Short	36	June-2016	$(3,576,534)	$(4,755)
Canadian 10 Year Bonds	Long	16	June-2016	1,774,363	(35,301)
Euro Bonds	Long	2	June-2016	370,721	(2,591)
Japanese 10 Year Mini Bonds	Short	7	June-2016	(997,557)	(967)
Long Gilts	Long	10	June-2016	1,747,535	(28,939)
U.S. Treasury 30 Year Bonds	Long	11	June-2016	1,796,438	1,896
Subtotal — Interest Rate Risk					(70,657)
Dow Jones Euro STOXX 50 Index	Long	94	June-2016	3,204,285	107,280
E-Mini S&P 500 Index	Long	58	June-2016	5,971,390	20,473
FTSE 100 Index	Long	51	June-2016	4,629,099	93,510
Hang Seng Index	Long	25	May-2016	3,360,556	(62,046)
Russell 2000 Mini Index	Long	42	June-2016	4,740,540	86,865
Tokyo Stock Price Index	Long	30	June-2016	3,739,604	55,261
Subtotal — Equity Risk					301,343
Total Futures Contracts					$230,686

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America High Yield Index, Series 25, Version 1	Sell	5.00%	12/20/2020	4.29%	$1,530,000	$17,101	$26,580

Abbreviations:

CME	– Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of April 30, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

28                         Invesco Premium Income Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

	Gross Amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
Credit Suisse Securities (USA) LLC(a)	$43,681	$—	$(43,681)	$—	$—
Citigroup Global Markets Inc.(b)	5,026	(5,026)	—	—	—
Deutsche Bank Securities Inc.(b)	5,780	—	—	—	5,780
Goldman Sachs International(b)	539	(539)	—	—	—
Total	$55,026	$(5,565)	$(43,681)	$—	$5,780

	Gross Amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities
		Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
CIBC World Markets Corp.(b)	$3,191	$—	$—	$—	$3,191
Citigroup Global Markets Inc.(b)	34,585	(5,026)	—	—	29,559
Goldman Sachs International(b)	23,601	(539)	—	—	23,062
Total	$61,377	$(5,565)	$—	$—	$55,812

(a)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation.
(b)	Forward foreign currency contracts Counterparty.

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $109.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$7,113,589	$2,138,572	$9,252,161

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

29                         Invesco Premium Income Fund

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $61,235,451 and $69,802,975, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $6,014,441 and $4,969,583, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$6,167,099
Aggregate unrealized (depreciation) of investment securities	(1,811,976)
Net unrealized appreciation of investment securities	$4,355,123

Cost of investments for tax purposes is $116,149,463.

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	694,380	$6,781,842	3,054,961	$31,571,397
Class C	153,255	1,496,828	665,576	6,862,470
Class R	6,832	65,969	22,519	227,585
Class Y	340,820	3,334,468	1,777,827	18,357,253
Class R6	573,085	5,591,976	1,558,502	16,063,482

Issued as reinvestment of dividends:
Class A	111,507	1,077,331	149,450	1,530,255
Class C	30,841	297,784	42,814	438,178
Class R	806	7,792	705	7,215
Class Y	26,478	255,586	37,371	383,770
Class R6	166,680	1,608,487	292,705	2,998,897

Reacquired:
Class A	(1,016,726)	(9,924,183)	(2,049,651)	(21,048,416)
Class C	(224,040)	(2,187,719)	(442,432)	(4,522,475)
Class R	(10,225)	(97,636)	(3,273)	(33,565)
Class Y	(510,922)	(4,984,234)	(1,232,469)	(12,628,929)
Class R6(b)	(3,210,978)	(30,568,659)	(78,709)	(809,277)
Net increase (decrease) in share activity	(2,868,207)	$(27,244,368)	3,795,896	$39,397,840

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 34% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 35% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.
(b)	On February 18, 2016, 3,196,074 Class R6 shares valued at $30,426,621 were redeemed by affiliated mutual funds.

30                         Invesco Premium Income Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$10.09	$0.26	$(0.00)	$0.26	$(0.26)	$—	$(0.26)	$10.09	2.70%	$50,495	1.04	%(d)	1.29	%(d)	5.37	%(d)	54%
Year ended 10/31/15	10.37	0.46	(0.25)	0.21	(0.49)	—	(0.49)	10.09	2.02	52,613	0.99		1.27		4.52		120
Year ended 10/31/14	10.04	0.48	0.37	0.85	(0.52)	—	(0.52)	10.37	8.66	42,104	0.88		1.28		4.69		89
Year ended 10/31/13	10.83	0.50	(0.58)	(0.08)	(0.55)	(0.16)	(0.71)	10.04	(0.83)	40,515	0.88		1.22		4.83		86
Year ended 10/31/12(e)	10.03	0.43	0.81	1.24	(0.44)	—	(0.44)	10.83	12.64	24,388	0.88	(f)	1.18	(f)	4.54	(f)	79
Class C
Six months ended 04/30/16	10.08	0.22	(0.00)	0.22	(0.22)	—	(0.22)	10.08	2.31	16,734	1.79	(d)	2.04	(d)	4.62	(d)	54
Year ended 10/31/15	10.36	0.39	(0.26)	0.13	(0.41)	—	(0.41)	10.08	1.26	17,133	1.74		2.02		3.77		120
Year ended 10/31/14	10.03	0.40	0.37	0.77	(0.44)	—	(0.44)	10.36	7.85	14,854	1.63		2.03		3.94		89
Year ended 10/31/13	10.82	0.42	(0.58)	(0.16)	(0.47)	(0.16)	(0.63)	10.03	(1.58)	16,592	1.63		1.97		4.08		86
Year ended 10/31/12(e)	10.03	0.36	0.81	1.17	(0.38)	—	(0.38)	10.82	11.91	10,469	1.63	(f)	1.93	(f)	3.79	(f)	79
Class R
Six months ended 04/30/16	10.08	0.25	0.01	0.26	(0.25)	—	(0.25)	10.09	2.67	313	1.29	(d)	1.54	(d)	5.12	(d)	54
Year ended 10/31/15	10.36	0.44	(0.26)	0.18	(0.46)	—	(0.46)	10.08	1.77	339	1.24		1.52		4.27		120
Year ended 10/31/14	10.03	0.46	0.36	0.82	(0.49)	—	(0.49)	10.36	8.39	141	1.13		1.53		4.44		89
Year ended 10/31/13	10.83	0.47	(0.59)	(0.12)	(0.52)	(0.16)	(0.68)	10.03	(1.17)	51	1.13		1.47		4.58		86
Year ended 10/31/12(e)	10.03	0.40	0.82	1.22	(0.42)	—	(0.42)	10.83	12.43	50	1.13	(f)	1.43	(f)	4.29	(f)	79
Class Y
Six months ended 04/30/16	10.09	0.27	(0.00)	0.27	(0.27)	—	(0.27)	10.09	2.83	10,976	0.79	(d)	1.04	(d)	5.62	(d)	54
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	12,424	0.74		1.02		4.77		120
Year ended 10/31/14	10.05	0.51	0.35	0.86	(0.54)	—	(0.54)	10.37	8.82	6,725	0.63		1.03		4.94		89
Year ended 10/31/13	10.84	0.53	(0.58)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	7,409	0.63		0.97		5.08		86
Year ended 10/31/12(e)	10.03	0.45	0.82	1.27	(0.46)	—	(0.46)	10.84	12.96	4,482	0.63	(f)	0.93	(f)	4.79	(f)	79
Class R5
Six months ended 04/30/16	10.09	0.27	0.01	0.28	(0.27)	—	(0.27)	10.10	2.93	10	0.79	(d)	0.91	(d)	5.62	(d)	54
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	10	0.74		0.89		4.77		120
Year ended 10/31/14	10.05	0.50	0.36	0.86	(0.54)	—	(0.54)	10.37	8.82	10	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.54	(0.59)	(0.05)	(0.58)	(0.16)	(0.74)	10.05	(0.57)	10	0.63		0.90		5.08		86
Year ended 10/31/12(e)	10.03	0.44	0.83	1.27	(0.46)	—	(0.46)	10.84	12.96	766	0.63	(f)	0.85	(f)	4.79	(f)	79
Class R6
Six months ended 04/30/16	10.09	0.27	(0.00)	0.27	(0.27)	—	(0.27)	10.09	2.83	42,613	0.79	(d)	0.91	(d)	5.62	(d)	54
Year ended 10/31/15	10.37	0.49	(0.26)	0.23	(0.51)	—	(0.51)	10.09	2.28	67,568	0.74		0.89		4.77		120
Year ended 10/31/14	10.04	0.50	0.37	0.87	(0.54)	—	(0.54)	10.37	8.93	51,057	0.63		0.90		4.94		89
Year ended 10/31/13	10.84	0.53	(0.59)	(0.06)	(0.58)	(0.16)	(0.74)	10.04	(0.67)	171,140	0.63		0.85		5.08		86
Year ended 10/31/12(e)	10.75	0.05	0.09	0.14	(0.05)	—	(0.05)	10.84	1.31	138,779	0.63	(f)	0.82	(f)	4.79	(f)	79

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $49,316, $16,241, $325, $11,614, $10 and $57,446 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of December 14, 2011 for Class A, Class C, Class R, Class Y and Class R5 shares and September 24, 2012 for Class R6 shares.
(f)	Annualized.

NOTE 12—Subsequent Event

On June 10, 2016, the Board of Trustees approved the name change of the Fund to Invesco Multi-Asset Income Fund. This change is scheduled to take effect on or about July 27, 2016.

31                         Invesco Premium Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,027.00	$5.24	$1,019.69	$5.22	1.04%
C	1,000.00	1,023.10	9.00	1,015.96	8.97	1.79
R	1,000.00	1,026.70	6.50	1,018.45	6.47	1.29
Y	1,000.00	1,028.30	3.98	1,020.93	3.97	0.79
R5	1,000.00	1,029.30	3.99	1,020.93	3.97	0.79
R6	1,000.00	1,028.30	3.98	1,020.93	3.97	0.79

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

32                         Invesco Premium Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338                    PIN-SAR-1                     Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Select Companies Fund
Nasdaq:
A: ATIAX ¡ B: ATIBX ¡ C: ATICX ¡ R: ATIRX ¡ Y: ATIYX ¡ R5: ATIIX

2 Fund Performance
4 Letters to Shareholders
5 Schedule of Investments
7 Financial Statements
9 Notes to Financial Statements
16 Financial Highlights
17 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary

Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	0.37%
Class B Shares	0.02
Class C Shares	-0.03
Class R Shares	0.26
Class Y Shares	0.49
Class R5 Shares	0.53
S&P 500 Index▼ (Broad Market Index)	0.43
Russell 2000 Index▼ (Style-Specific Index)	-1.90
Lipper Small-Cap Core Funds Index■ (Peer Group Index)	-0.16
Source(s): ▼FactSet Research Systems Inc.; ■Lipper Inc.

The S&P 500® Index is an unmanaged index considered representative of the US stock market.

The Russell 2000® Index is an unmanaged index considered representative of small-cap stocks. The Russell 2000 Index is a trademark/service mark of the Frank Russell Co. Russell® is a trademark of the Frank Russell Co.

The Lipper Small-Cap Core Funds Index is an unmanaged index considered representative of small-cap core funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

2                    Invesco Select Companies Fund

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.84%
10 Years	6.26
5 Years	4.17
1 Year	-15.74

Class B Shares
Inception (11/4/03)	8.83%
10 Years	6.23
5 Years	4.31
1 Year	-14.80

Class C Shares
Inception (11/4/03)	8.54%
10 Years	6.06
5 Years	4.56
1 Year	-12.14

Class R Shares
Inception (4/30/04)	8.98%
10 Years	6.60
5 Years	5.08
1 Year	-11.03

Class Y Shares
10 Years	7.06%
5 Years	5.62
1 Year	-10.61

Class R5 Shares
Inception (4/30/04)	9.69%
10 Years	7.30
5 Years	5.71
1 Year	-10.50

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (11/4/03)	8.82%
10 Years	6.24
5 Years	4.78
1 Year	-18.32

Class B Shares
Inception (11/4/03)	8.81%
10 Years	6.21
5 Years	4.94
1 Year	-17.42

Class C Shares
Inception (11/4/03)	8.52%
10 Years	6.04
5 Years	5.18
1 Year	-14.84

Class R Shares
Inception (4/30/04)	8.96%
10 Years	6.58
5 Years	5.71
1 Year	-13.77

Class Y Shares
10 Years	7.04%
5 Years	6.23
1 Year	-13.35

Class R5 Shares
Inception (4/30/04)	9.67%
10 Years	7.28
5 Years	6.35
1 Year	-13.23

Class Y shares incepted on October 3, 2008. Performance shown prior to that date is that of Class A shares and includes the 12b-1 fees applicable to Class A shares.

    The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

    The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.20%, 1.95%, 1.95%, 1.45%, 0.95% and 0.88%, respectively.1 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class B, Class C, Class R, Class Y and Class R5 shares was 1.23%, 1.98%, 1.98%, 1.48%, 0.98% and 0.91%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

    Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y and Class R5 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

    The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

    Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. expenses.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

3 Invesco Select Companies Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor

Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

4                    Invesco Select Companies Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Shares	Value
Common Stocks–92.44%
Aerospace & Defense–4.46%
Cubic Corp.	671,470	$27,913,008

Airlines–2.41%
Spirit Airlines Inc.(b)	343,447	15,087,627

Aluminum–0.01%
Cymat Technologies Ltd. (Canada)(b)	249,750	41,796

Apparel, Accessories & Luxury Goods–0.02%
Hampshire Group, Ltd.(b)(c)	592,824	118,565

Automotive Retail–4.00%
America’s Car-Mart, Inc.(b)(c)	942,136	25,032,554

Cable & Satellite–3.48%
Liberty Broadband Corp.–Class A(b)	380,201	21,793,121

Commodity Chemicals–2.42%
Chemtrade Logistics Income Fund (Canada)	1,045,784	15,159,430

Communications Equipment–11.46%
CommScope Holding Co., Inc.(b)	1,207,275	36,713,233
Mitel Networks Corp.(b)	5,030,527	35,113,078
		71,826,311

Consumer Finance–7.18%
Encore Capital Group, Inc.(b)(c)	1,597,305	44,964,135

Data Processing & Outsourced Services–6.29%
Alliance Data Systems Corp.(b)	95,692	19,455,141
Global Payments Inc.	276,469	19,955,532
		39,410,673

Diversified Support Services–1.58%
Performant Financial Corp.(b)(c)	5,527,196	9,893,681

Education Services–4.11%
American Public Education Inc.(b)(c)	1,112,185	25,758,205

Electrical Components & Equipment–4.49%
Regal-Beloit Corp.	436,982	28,150,380

Health Care Supplies–4.96%
Alere, Inc.(b)	369,403	14,406,717
Cooper Cos., Inc. (The)	108,718	16,642,552
		31,049,269

	Shares	Value
Integrated Telecommunication Services–1.59%
General Communication, Inc.–Class A(b)	590,716	$9,983,100

IT Consulting & Other Services–5.14%
Booz Allen Hamilton Holding Corp.	1,167,019	32,174,714

Life Sciences Tools & Services–4.64%
Charles River Laboratories International, Inc.(b)	367,109	29,100,730

Oil & Gas Equipment & Services–1.37%
ION Geophysical Corp.(b)(c)	938,486	8,596,531

Oil & Gas Exploration & Production–0.27%
Ultra Petroleum Corp.(b)	5,439,470	1,698,203

Oil & Gas Storage & Transportation–6.39%
GasLog Ltd. (Monaco)	3,123,720	40,014,853

Other Diversified Financial Services–0.00%
Brompton Corp. (Canada)(b)	69,374	0

Publishing–4.88%
John Wiley & Sons, Inc.–Class A	616,907	30,592,418

Real Estate Services–2.50%
Colliers International Group Inc. (Canada)	379,022	15,676,170

Semiconductors–5.66%
Microsemi Corp.(b)	1,049,352	35,457,604

Systems Software–3.13%
Rovi Corp.(b)	1,111,409	19,583,027
Total Common Stocks (Cost $664,579,450)		579,076,105

Money Market Funds–6.16%
Liquid Assets Portfolio–Institutional Class, 0.44%(d)	19,309,011	19,309,011
Premier Portfolio–Institutional Class, 0.39%(d)	19,309,011	19,309,011
Total Money Market Funds (Cost $38,618,022)		38,618,022
TOTAL INVESTMENTS–98.60% (Cost $703,197,472)		617,694,127
OTHER ASSETS LESS LIABILITIES–1.40%		8,801,704
NET ASSETS–100.00%		$626,495,831

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Select Companies Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Non-income producing security.
(c)	Affiliated company during the period. The Investment Company Act of 1940 defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of April 30, 2016 was $114,363,671, which represented 18.25% of the Fund’s Net Assets. See Note 4.
(d)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.

Portfolio Composition

By sector, based on Net Assets

as of April 30, 2016

Information Technology	31.7%
Consumer Discretionary	16.5
Industrials	12.9
Financials	9.7
Health Care	9.6
Energy	8.0
Materials	2.4
Telecommunication Services	1.6
Money Market Funds Plus Other Assets Less Liabilities	7.6

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Select Companies Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $390,157,836)	$464,712,434
Investments in affiliates, at value (Cost $313,039,636)	152,981,693
Total investments, at value (Cost $703,197,472)	617,694,127
Foreign currencies, at value (Cost $70,833)	70,839
Receivable for:
Investments sold	9,948,863
Fund shares sold	287,627
Dividends	84,251
Investment for trustee deferred compensation and retirement plans	136,506
Other assets	46,170
Total assets	628,268,383

Liabilities:
Payable for:
Fund shares reacquired	1,051,614
Accrued fees to affiliates	520,174
Accrued trustees’ and officers’ fees and benefits	2,648
Accrued other operating expenses	42,036
Trustee deferred compensation and retirement plans	156,080
Total liabilities	1,772,552
Net assets applicable to shares outstanding	$626,495,831

Net assets consist of:
Shares of beneficial interest	$637,496,811
Undistributed net investment income (loss)	(11,351,203)
Undistributed net realized gain	85,853,159
Net unrealized appreciation (depreciation)	(85,502,936)
$626,495,831

Net Assets:
Class A	$351,001,529
Class B	$2,787,010
Class C	$106,026,664
Class R	$34,222,851
Class Y	$95,364,100
Class R5	$37,093,677

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	22,000,731
Class B	198,506
Class C	7,566,744
Class R	2,229,276
Class Y	5,871,983
Class R5	2,198,917
Class A:
Net asset value per share	$15.95
Maximum offering price per share
(Net asset value of $15.95 ÷ 94.50%)	$16.88
Class B:
Net asset value and offering price per share	$14.04
Class C:
Net asset value and offering price per share	$14.01
Class R:
Net asset value and offering price per share	$15.35
Class Y:
Net asset value and offering price per share	$16.24
Class R5:
Net asset value and offering price per share	$16.87

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Select Companies Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Dividends (net of foreign withholding taxes of $72,708)	$2,190,472
Dividends from affiliates	90,690
Total investment income	2,281,162

Expenses:
Advisory fees	2,468,251
Administrative services fees	90,031
Custodian fees	7,621
Distribution fees:
Class A	473,228
Class B	15,937
Class C	538,395
Class R	96,217
Transfer agent fees — A, B, C, R and Y	620,124
Transfer agent fees — R5	20,363
Trustees’ and officers’ fees and benefits	21,664
Registration and filing fees	43,230
Reports to shareholders	26,828
Professional services fees	13,603
Other	10,655
Total expenses	4,446,147
Less: Fees waived and expense offset arrangement(s)	(63,909)
Net expenses	4,382,238
Net investment income (loss)	(2,101,076)

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	86,128,373
Foreign currencies	(25,652)
86,102,721
Change in net unrealized appreciation (depreciation) of:
Investment securities	(95,087,295)
Foreign currencies	(565)
(95,087,860)
Net realized and unrealized gain (loss)	(8,985,139)
Net increase (decrease) in net assets resulting from operations	$(11,086,215)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Select Companies Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income (loss)	$(2,101,076)	$(10,676,285)
Net realized gain	86,102,721	159,822,637
Change in net unrealized appreciation (depreciation)	(95,087,860)	(271,320,461)
Net increase (decrease) in net assets resulting from operations	(11,086,215)	(122,174,109)

Distributions to shareholders from net realized gains:
Class A	(90,607,514)	(71,199,853)
Class B	(852,464)	(916,857)
Class C	(27,331,498)	(18,752,500)
Class R	(9,286,133)	(6,758,426)
Class Y	(25,445,697)	(28,688,490)
Class R5	(9,411,972)	(6,188,617)
Total distributions from net realized gains	(162,935,278)	(132,504,743)

Share transactions–net:
Class A	(27,547,160)	(140,909,514)
Class B	(323,617)	(3,398,328)
Class C	8,527,835	(17,809,047)
Class R	(1,710,978)	(11,731,066)
Class Y	(24,721,942)	(104,389,400)
Class R5	(4,363,900)	(1,476,849)
Net increase (decrease) in net assets resulting from share transactions	(50,139,762)	(279,714,204)
Net increase (decrease) in net assets	(224,161,255)	(534,393,056)

Net assets:
Beginning of period	850,657,086	1,385,050,142
End of period (includes undistributed net investment income (loss) of $(11,351,203) and $(9,250,127), respectively)	$626,495,831	$850,657,086

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Select Companies Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class B, Class C, Class R, Class Y and Class R5. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y and Class R5 shares are sold at net asset value. Effective November 30, 2010, new or additional investments in Class B shares are no longer permitted. Existing shareholders of Class B shares may continue to reinvest dividends and capital gains distributions in Class B shares until they convert to Class A shares. Also, shareholders in Class B shares will be able to exchange those shares for Class B shares of other Invesco Funds offering such shares until they convert to Class A shares. Generally, Class B shares will automatically convert to Class A shares on or about the month-end, which is at least eight years after the date of purchase. Redemption of Class B shares prior to the conversion date will be subject to a CDSC.

As of the open of business on March 5, 2014, the Fund has closed to all investors, except Employer Sponsored Retirement and Benefit Plans already invested in the Fund.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

9                         Invesco Select Companies Fund

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates income and realized and unrealized capital gains and losses to a class based on the relative net assets of each class.

C.

Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer

10                         Invesco Select Companies Fund

derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income and net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 are charged to such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

J.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

11                         Invesco Select Companies Fund

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $250 million	0.745%
Next $250 million	0.73%
Next $500 million	0.715%
Next $1.5 billion	0.70%
Next $2.5 billion	0.685%
Next $2.5 billion	0.67%
Next $2.5 billion	0.655%
Over $10 billion	0.64%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.73%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least June 30, 2017, to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expenses after fee waivers and/or expense reimbursements (excluding certain items discussed below) of Class A, Class B, Class C, Class R, Class Y and Class R5 shares to 2.00%, 2.75%, 2.75%, 2.25%, 1.75% and 1.75%, respectively, of average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waivers and/or expense reimbursements to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Unless Invesco continues the fee waiver agreement, it will terminate on June 30, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $63,022.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class B, Class C, Class R, Class Y and Class R5 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class B, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class B and Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $582 in front-end sales commissions from the sale of Class A shares and $574 and $221 from Class B and Class C shares, respectively, for CDSC imposed on redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

12                         Invesco Select Companies Fund

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$617,575,562	$118,565	$0	$617,694,127

NOTE 4—Investments in Other Affiliates

The 1940 Act defines an “affiliated person” as an issuance in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the six months ended April 30, 2016.

	Value 10/31/15	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value 04/30/16	Dividend Income
America’s Car-Mart, Inc.	$32,258,737	$—	$—	$(7,226,183)	$—	$25,032,554	$—
American Public Education Inc.	24,773,765	—	(650,387)	2,014,948	(380,121)	25,758,205	—
Encore Capital Group, Inc.	65,010,313	—	—	(20,046,178)	—	44,964,135	—
Hampshire Group, Ltd.	88,924	—	—	29,641	—	118,565	—
ION Geophysical Corp.	5,208,597	—	—	3,387,934	—	8,596,531	—
Performant Financial Corp.	12,767,823	—	—	(2,874,142)	—	9,893,681	—
Total	$140,108,159	$—	$(650,387)	$(24,713,980)	$(380,121)	$114,363,671	$—

NOTE 5—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of transfer agency credits which result from balances in demand deposit accounts used by the transfer agent for clearing shareholder transactions. For the six months ended April 30, 2016, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $887.

NOTE 6—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Finally, certain current Trustees were eligible to participate in a retirement plan that provided for benefits to be paid upon retirement to Trustees over a period of time based on the number of years of service. The Fund may have certain former Trustees who also participate in a retirement plan and receive benefits under such plan. Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to fund such retirement benefits. Obligations under the deferred compensation and retirement plans represent unsecured claims against the general assets of the Fund.

NOTE 7—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

13                         Invesco Select Companies Fund

NOTE 8—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund did not have a capital loss carryforward as of October 31, 2015.

NOTE 9—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $95,401,840 and $204,875,945, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$168,534,708
Aggregate unrealized (depreciation) of investment securities	(254,235,607)
Net unrealized appreciation (depreciation) of investment securities	$(85,700,899)

Cost of investments for tax purposes is $703,395,026.

14                         Invesco Select Companies Fund

NOTE 10—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	721,024	$11,364,255	1,412,942	$31,995,201
Class B	1,399	19,306	3,991	75,134
Class C	39,993	559,110	108,970	2,269,796
Class R	234,786	3,506,220	489,174	10,794,717
Class Y	392,075	6,293,965	754,311	17,155,525
Class R5	176,112	2,895,779	506,037	11,854,368

Issued as reinvestment of dividends:
Class A	5,815,428	85,254,170	3,010,749	66,718,192
Class B	61,365	794,066	42,091	854,027
Class C	2,045,411	26,406,259	881,605	17,861,315
Class R	657,658	9,286,133	313,180	6,758,426
Class Y	1,568,201	23,381,875	1,152,785	25,822,392
Class R5	603,276	9,338,706	264,206	6,089,938

Automatic conversion of Class B shares to Class A shares:
Class A	42,704	671,906	133,661	2,972,639
Class B	(48,242)	(671,906)	(146,438)	(2,972,639)

Reacquired:
Class A	(7,839,414)	(124,837,491)	(10,911,072)	(242,595,546)
Class B	(32,614)	(465,083)	(66,806)	(1,354,850)
Class C	(1,302,374)	(18,437,534)	(1,894,478)	(37,940,158)
Class R	(956,819)	(14,503,331)	(1,329,652)	(29,284,209)
Class Y	(3,231,997)	(54,397,782)	(6,613,315)	(147,367,317)
Class R5	(1,002,888)	(16,598,385)	(851,150)	(19,421,155)
Net increase (decrease) in share activity	(2,054,916)	$(50,139,762)	(12,739,209)	$(279,714,204)

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 32% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.

15                         Invesco Select Companies Fund

NOTE 11—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$20.44	$(0.04)	$(0.25)	$(0.29)	$—	$(4.20)	$(4.20)	$15.95	0.37%	$351,002	1.22	%(d)	1.24	%(d)	(0.54	)%(d)	15%
Year ended 10/31/15	25.47	(0.19)	(2.37)	(2.56)	—	(2.47)	(2.47)	20.44	(10.79)	475,536	1.17		1.20		(0.86)		14
Year ended 10/31/14	23.95	(0.06)	2.71	2.65	—	(1.13)	(1.13)	25.47	11.66	754,310	1.16		1.20		(0.28)		10
Year ended 10/31/13	20.57	(0.12)	4.95	4.83	(0.23)	(1.22)	(1.45)	23.95	25.11	883,072	1.16		1.20		(0.55)		19
Year ended 10/31/12	18.97	(0.07)	1.67 (e)	1.60	—	—	—	20.57	8.43	725,950	1.18		1.23		(0.34)		37
Year ended 10/31/11	15.50	(0.12)	3.59	3.47	—	—	—	18.97	22.39	485,609	1.24		1.27		(0.64)		38
Class B
Six months ended 04/30/16	18.59	(0.09)	(0.26)	(0.35)	—	(4.20)	(4.20)	14.04	0.02	2,787	1.97	(d)	1.99	(d)	(1.29	)(d)	15
Year ended 10/31/15	23.55	(0.33)	(2.16)	(2.49)	—	(2.47)	(2.47)	18.59	(11.44)	4,027	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.40	(0.23)	2.51	2.28	—	(1.13)	(1.13)	23.55	10.77	9,039	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.32	(0.26)	4.65	4.39	(0.09)	(1.22)	(1.31)	22.40	24.22	11,551	1.91		1.95		(1.30)		19
Year ended 10/31/12	17.95	(0.21)	1.58 (e)	1.37	—	—	—	19.32	7.63	13,251	1.93		1.98		(1.09)		37
Year ended 10/31/11	14.78	(0.24)	3.41	3.17	—	—	—	17.95	21.45	15,478	1.99		2.02		(1.39)		38
Class C
Six months ended 04/30/16	18.57	(0.09)	(0.27)	(0.36)	—	(4.20)	(4.20)	14.01	(0.03)	106,027	1.97	(d)	1.99	(d)	(1.29	)(d)	15
Year ended 10/31/15	23.53	(0.33)	(2.16)	(2.49)	—	(2.47)	(2.47)	18.57	(11.45)	125,947	1.92		1.95		(1.61)		14
Year ended 10/31/14	22.37	(0.23)	2.52	2.29	—	(1.13)	(1.13)	23.53	10.83	180,853	1.91		1.95		(1.03)		10
Year ended 10/31/13	19.30	(0.26)	4.64	4.38	(0.09)	(1.22)	(1.31)	22.37	24.19	182,221	1.91		1.95		(1.30)		19
Year ended 10/31/12	17.93	(0.21)	1.58 (e)	1.37	—	—	—	19.30	7.64	160,090	1.93		1.98		(1.09)		37
Year ended 10/31/11	14.76	(0.24)	3.41	3.17	—	—	—	17.93	21.48	123,286	1.99		2.02		(1.39)		38
Class R
Six months ended 04/30/16	19.86	(0.06)	(0.25)	(0.31)	—	(4.20)	(4.20)	15.35	0.26	34,223	1.47	(d)	1.49	(d)	(0.79	)(d)	15
Year ended 10/31/15	24.88	(0.24)	(2.31)	(2.55)	—	(2.47)	(2.47)	19.86	(11.03)	45,561	1.42		1.45		(1.11)		14
Year ended 10/31/14	23.48	(0.12)	2.65	2.53	—	(1.13)	(1.13)	24.88	11.37	70,177	1.41		1.45		(0.53)		10
Year ended 10/31/13	20.19	(0.17)	4.86	4.69	(0.18)	(1.22)	(1.40)	23.48	24.83	76,385	1.41		1.45		(0.80)		19
Year ended 10/31/12	18.66	(0.12)	1.65 (e)	1.53	—	—	—	20.19	8.20	71,040	1.43		1.48		(0.59)		37
Year ended 10/31/11	15.29	(0.16)	3.53	3.37	—	—	—	18.66	22.04	62,112	1.49		1.52		(0.89)		38
Class Y
Six months ended 04/30/16	20.71	(0.02)	(0.25)	(0.27)	—	(4.20)	(4.20)	16.24	0.49	95,364	0.97	(d)	0.99	(d)	(0.29	)(d)	15
Year ended 10/31/15	25.71	(0.13)	(2.40)	(2.53)	—	(2.47)	(2.47)	20.71	(10.56)	147,927	0.92		0.95		(0.61)		14
Year ended 10/31/14	24.11	(0.01)	2.74	2.73	—	(1.13)	(1.13)	25.71	11.92	304,629	0.91		0.95		(0.03)		10
Year ended 10/31/13	20.69	(0.06)	4.98	4.92	(0.28)	(1.22)	(1.50)	24.11	25.47	372,632	0.91		0.95		(0.30)		19
Year ended 10/31/12	19.03	(0.02)	1.68 (e)	1.66	—	—	—	20.69	8.72	235,268	0.93		0.98		(0.09)		37
Year ended 10/31/11	15.51	(0.07)	3.59	3.52	—	—	—	19.03	22.70	41,476	0.99		1.02		(0.39)		38
Class R5
Six months ended 04/30/16	21.33	(0.02)	(0.24)	(0.26)	—	(4.20)	(4.20)	16.87	0.53	37,094	0.87	(d)	0.89	(d)	(0.19	)(d)	15
Year ended 10/31/15	26.38	(0.12)	(2.46)	(2.58)	—	(2.47)	(2.47)	21.33	(10.47)	51,659	0.85		0.88		(0.54)		14
Year ended 10/31/14	24.69	0.01	2.81	2.82	—	(1.13)	(1.13)	26.38	12.01	66,042	0.84		0.88		0.04		10
Year ended 10/31/13	21.16	(0.05)	5.10	5.05	(0.30)	(1.22)	(1.52)	24.69	25.53	81,527	0.83		0.87		(0.22)		19
Year ended 10/31/12	19.45	(0.00)	1.71 (e)	1.71	—	—	—	21.16	8.79	71,138	0.84		0.89		(0.00)		37
Year ended 10/31/11	15.82	(0.04)	3.67	3.63	—	—	—	19.45	22.95	70,652	0.83		0.86		(0.23)		38

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $380,662, $3,205, $108,271, $38,698, $106,613 and $41,029 for Class A, Class B, Class C, Class R, Class Y and Class R5 shares, respectively.
(e)	Net gains (losses) on securities (both realized and unrealized) include capital gains realized on distributions from Booz Allen Hamilton Holding Corp. on June 7, 2012 and Generac Holdings, Inc. on July 2, 2012. Net gains (losses) on securities (both realized and unrealized) excluding the capital gains are $1.55, $1.46, $1.46, $1.53, $1.56 and $1.59 for Class A, Class B, Class C, Class R, Class Y and Class R5, respectively.

16                         Invesco Select Companies Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$1,003.70	$6.08	$1,018.80	$6.12	1.22%
B	1,000.00	1,000.20	9.80	1,015.07	9.87	1.97
C	1,000.00	999.70	9.79	1,015.07	9.87	1.97
R	1,000.00	1,002.60	7.32	1,017.55	7.37	1.47
Y	1,000.00	1,004.90	4.84	1,020.04	4.87	0.97
R5	1,000.00	1,005.30	4.34	1,020.54	4.37	0.87

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

17                         Invesco Select Companies Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov.

The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	SCO-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Strategic Income Fund
Nasdaq:
A: SIZAX ¡ C: SIZCX ¡ R: SIZRX ¡ Y: SIZYX ¡ R5: SIZFX ¡ R6: SIZSX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
10 Financial Statements
13 Notes to Financial Statements
26 Financial Highlights
27 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-3.90%
Class C Shares	-4.26
Class R Shares	-4.02
Class Y Shares	-3.87
Class R5 Shares	-3.87
Class R6 Shares	-3.87
Barclays U.S. Aggregate Index▼ (Broad Market/Style-Specific Index)	2.82
Lipper Multi-Sector Income Funds Index¢ (Peer Group Index)	1.51
Source(s): ▼FactSet Research Systems Inc.; ¢Lipper Inc.

The Barclays U.S. Aggregate Index is an unmanaged index considered representative of the US investment-grade, fixed-rate bond market.

The Lipper Multi-Sector Income Funds Index is an unmanaged index considered representative of multi-sector income funds tracked by Lipper.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-2.07%
1 Year	-7.62

Class C Shares
Inception (5/2/14)	-0.65%
1 Year	-5.18

Class R Shares
Inception (5/2/14)	-0.17%
1 Year	-3.77

Class Y Shares
Inception (5/2/14)	0.31%
1 Year	-3.38

Class R5 Shares
Inception (5/2/14)	0.31%
1 Year	-3.38

Class R6 Shares
Inception (5/2/14)	0.31%
1 Year	-3.38

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (5/2/14)	-2.67%
1 Year	-8.38

Class C Shares
Inception (5/2/14)	-1.22%
1 Year	-5.96

Class R Shares
Inception (5/2/14)	-0.74%
1 Year	-4.65

Class Y Shares
Inception (5/2/14)	-0.21%
1 Year	-4.07

Class R5 Shares
Inception (5/2/14)	-0.21%
1 Year	-4.07

Class R6 Shares
Inception (5/2/14)	-0.21%
1 Year	-4.07

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 0.89%, 1.64%, 1.14%, 0.64%, 0.64% and 0.64%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.04%, 2.79%, 2.29%, 1.79%, 1.83% and 1.83%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.

2 Invesco Strategic Income Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Strategic Income Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Principal Amount		Value
Asset-Backed Securities–45.61%
Adjustable Rate Mortgage Trust, Series 2005-11, Class 2A41, Variable Rate Pass Through Ctfs., 2.85%, 02/25/2036(b)		$1,712	$1,714
Apidos CLO XIV (Cayman Islands), Series 2013-14A, Class D, Floating Rate Pass Through Ctfs., 4.13%, 04/15/2025(b)(c)		460,000	422,668
ARES XI CLO Ltd., Series 2007-11A, Class E, Floating Rate Pass Through Ctfs., 6.63%, 10/11/2021(b)(c)		250,000	248,756
Babson Euro CLO B.V. (Netherlands), Series 2014-2A, Class D, Floating Rate Pass Through Ctfs., 3.10%, 11/25/2027(b)(c)(d)	EUR	250,000	268,228
BAMLL Commercial Mortgage Securities Trust, Series 2014-ICTS, Class C, Floating Rate Pass Through Ctfs., 1.83%, 06/15/2028(b)(c)		200,000	196,204
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class C, Variable Rate Pass Through Ctfs., 4.37%, 09/15/2048(b)		250,000	248,839
Series 2015-UBS7, Class XA, IO Variable Rate Pass Through Ctfs., 0.94%, 09/15/2048(b)		1,868,012	115,147
Banc of America Funding Trust, Series 2006-3, Class 5A5, Pass Through Ctfs., 5.50%, 03/25/2036		143,803	135,287
Banc of America Mortgage Trust, Series 2005-H, Class 2A1, Floating Rate Pass Through Ctfs., 2.86%, 09/25/2035(b)		235,870	216,622
Barclays Bank Commercial Mortgage Securities Trust, Series 2015-RRI, Class D, Floating Rate Pass Through Ctfs., 3.33%, 05/15/2032(b)(c)		210,000	202,359
BCAP LLC Trust, Series 2009-RR13, Class 15A2, Pass Through Ctfs., 6.00%, 07/26/2037(c)		149,079	141,542
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(b)		199,162	199,149
Bear Stearns Commercial Mortgage Securities Trust, Series 2005-PWR9, Class AJ, Variable Rate Pass Through Ctfs., 4.99%, 09/11/2042(b)		40,983	41,061
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2012-3A, Class D, Floating Rate Pass Through Ctfs., 6.13%, 10/04/2024(b)(c)		500,000	449,722

	Principal Amount	Value
Chase Mortgage Finance Trust, Series 2005-A1, Class 3A1, Floating Rate Pass Through Ctfs., 2.68%, 12/25/2035(b)	$144,758	$132,033
Series 2007-A1, Class 13A1, Floating Rate Pass Through Ctfs., 4.83%, 03/25/2037(b)	247,240	230,091
Citigroup Mortgage Loan Trust Inc., Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.73%, 10/25/2035(b)	69,549	68,677
Series 2006-AR2, Class 1A2, Variable Rate Pass Through Ctfs., 2.91%, 03/25/2036(b)	154,697	146,082
COMM Mortgage Trust, Series 2015-CR23, Class CMD, Variable Rate Pass Through Ctfs., 3.68%, 05/10/2048(b)(c)	300,000	273,464
Series 2015-CR24, Class XA, IO Variable Rate Pass Through Ctfs., 0.89%, 08/10/2055(b)	5,362,193	324,491
Series 2015-PC1, Class XA, IO Variable Rate Pass Through Ctfs., 0.79%, 07/10/2050(b)(c)	5,972,032	280,267
Dryden XI-Leveraged Loan CDO, Series 2006-11A, Class A3, Floating Rate Pass Through Ctfs., 1.01%, 04/12/2020(b)(c)(e)	500,000	491,313
Eaton Vance CDO VIII Ltd. (Cayman Islands), Series 2006-8A, Class D, Floating Rate Pass Through Ctfs., 4.04%, 08/15/2022(b)(c)	400,000	353,033
Foothill CLO Ltd. (Cayman Islands), Series 2007-1A, Class C, Floating Rate Pass Through Ctfs., 1.33%, 02/22/2021(b)(c)(e)	250,000	247,383
GMACM Mortgage Loan Trust, Series 2006-AR1, Class 1A1, Floating Rate Pass Through Ctfs., 3.31%, 04/19/2036(b)	195,025	167,310
GS Mortgage Securities Trust, Series 2015-GS1, Class C, Variable Rate Pass Through Ctfs., 4.42%, 11/10/2048(b)	400,000	391,183
GSAA Home Equity Trust, Series 2007-7, Class A4, Floating Rate Pass Through Ctfs., 0.71%, 07/25/2037(b)	198,898	172,202
GSR Mortgage Loan Trust, Series 2006-1F, Class 1A11, Pass Through Ctfs., 5.50%, 02/25/2036	208,385	197,770
H/2 Asset Funding (Cayman Islands), Series 2015-1A, Class BFL, Floating Rate Pass Through Ctfs., 2.74%, 06/24/2049(b)(c)	400,000	353,207

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Strategic Income Fund

	Principal Amount	Value
Hamlet II Ltd. (Cayman Islands), Series 2006-2A, Class A2B, Floating Rate Pass Through Ctfs., 0.95%, 05/11/2021(b)(c)(e)	$500,000	$483,298
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-6A, Class D, Floating Rate Pass Through Ctfs., 4.27%, 05/05/2027(b)(c)	250,000	225,926
JP Morgan Chase Commercial Mortgage Securities Trust, Series 2014-FL5, Class B, Floating Rate Pass Through Ctfs., 1.78%, 07/15/2031(b)(c)	250,000	249,145
JP Morgan Mortgage Trust, Series 2005-A1, Class IB2, Variable Rate Pass Through Ctfs., 2.81%, 02/25/2035(b)	140,249	108,374
Series 2005-A3, Class 7CA1, Variable Rate Pass Through Ctfs., 2.87%, 06/25/2035(b)	134,935	125,235
Series 2006-A2, Class 1A1, Variable Rate Pass Through Ctfs., 3.14%, 04/25/2036(b)	96,558	88,199
Series 2007-A1, Class 2A2, Floating Rate Pass Through Ctfs., 2.71%, 07/25/2035(b)	247,879	242,506
Series 2007-A4, Class 3A1, Floating Rate Pass Through Ctfs., 4.62%, 06/25/2037(b)	205,611	184,856
JPMBB Commercial Mortgage Securities Trust, Series 2013-C17, Class C, Variable Rate Pass Through Ctfs., 5.05%, 01/15/2047(b)	380,000	397,907
Series 2015-C29. Class C, Variable Rate Pass Through Ctfs., 4.20%, 05/15/2048(b)	302,000	282,625
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.58%, 11/25/2035(b)	138,639	134,202
Series 2005-A9, Class 2A1C, Variable Rate Pass Through Ctfs., 2.78%, 12/25/2035(b)	200,000	193,145
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C22, Class XA, IO Variable Rate Pass Through Ctfs., 1.32%, 04/15/2048(b)	2,129,607	149,004
Series 2015-C26, Class C, Variable Rate Pass Through Ctfs., 4.41%, 10/15/2048(b)	190,000	188,855
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class 1A1, Floating Rate Pass Through Ctfs., 1.14%, 12/25/2035(b)	236,198	189,140
Series 2005-3AR, Class 3A, Variable Rate Pass Through Ctfs., 2.71%, 07/25/2035(b)	232,855	191,253
Nantucket CLO Ltd. (Cayman Islands), Series 2006-1A, Class E, Floating Rate Pass Through Ctfs., 4.37%, 11/24/2020(b)(c)	350,000	325,282

	Principal Amount	Value
Neuberger Berman CLO XV (Cayman Islands), Series 2013-15A, Class D, Floating Rate Pass Through Ctfs., 3.88%, 10/15/2025(b)(c)	$250,000	$229,993
Northwoods Capital X Ltd. (Cayman Islands), Series 2013-10A, Class D, Floating Rate Pass Through Ctfs., 4.22%, 11/04/2025(b)(c)	250,000	223,556
Octagon Investment Partners XV Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 4.18%, 01/19/2025(b)(c)	500,000	464,570
Octagon Investment Partners XVIII Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 5.87%, 12/16/2024(b)(c)	350,000	304,815
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.13%, 07/14/2034(b)(c)	230,000	228,145
RAIT Trust, Series 2015-FL4, Class B, Floating Rate Pass Through Ctfs., 2.73%, 12/15/2031(b)(c)	341,176	338,691
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, Pass Through Ctfs., 4.35%, 07/17/2026(c)(e)	600,000	604,082
Series 2014-1A, Class E, Floating Rate Pass Through Ctfs., 5.33%, 07/17/2026(b)(c)	250,000	195,202
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class C, Floating Rate Pass Through Ctfs., 4.83%, 08/30/2021(b)(c)	250,000	246,694
Structured Adjustable Rate Mortgage Loan Trust, Series 2004-20, Class 3A1, Variable Rate Pass Through Ctfs., 2.67%, 01/25/2035(b)	416,938	396,117
Series 2004-8, Class 3A, Variable Rate Pass Through Ctfs., 2.61%, 07/25/2034(b)	96,639	96,188
Structured Asset Securities Corp., Series 2002-21A, Class B1II, Variable Rate Pass Through Ctfs., 2.85%, 11/25/2032(b)	151,779	134,543
Thornburg Mortgage Securities Trust, Series 2007-2, Class 2A2, Floating Rate Pass Through Ctfs., 0.57%, 06/25/2037(b)	322,806	305,259
Trimaran CLO VII Ltd. (Cayman Islands), Series 2007-1A, Class B2L, Floating Rate Pass Through Ctfs., 4.03%, 06/15/2021(b)(c)	350,000	309,153
WaMu Mortgage Trust, Series 2005-AR12, Class 1A8, Variable Rate Pass Through Ctfs., 2.43%, 10/25/2035(b)	208,677	198,301
Series 2006-AR10, Class 3A2, Floating Rate Pass Through Ctfs., 5.95%, 08/25/2046(b)	179,737	163,642
Series 2006-AR18, Class 1A1, Floating Rate Pass Through Ctfs., 1.97%, 01/25/2037(b)	145,474	123,180

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Strategic Income Fund

	Principal Amount	Value
Wells Fargo Alternative Loan Trust, Series 2007-PA5, Class 1A1, Pass Through Ctfs., 6.25%, 11/25/2037	$180,545	$168,030
Wells Fargo Mortgage Backed Securities Trust, Series 2005-AR10, Class 2A4, Floating Rate Pass Through Ctfs., 2.82%, 06/25/2035(b)	253,361	253,787
Series 2005-AR12, Class 2A11, Floating Rate Pass Through Ctfs., 2.86%, 06/25/2035(b)	150,058	150,479
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.75%, 08/25/2035(b)	116,990	114,842
Series 2005-AR2, Class 2A2, Floating Rate Pass Through Ctfs., 2.88%, 03/25/2035(b)	212,790	214,894
Series 2005-AR8, Class 3A3, Variable Rate Pass Through Ctfs., 2.84%, 06/25/2035(b)	267,523	259,284
Series 2006-AR10, Class 4A1, Floating Rate Pass Through Ctfs., 2.91%, 07/25/2036(b)	190,562	179,291
Series 2006-AR8, Class 2A3, Variable Rate Pass Through Ctfs., 2.79%, 04/25/2036(b)	172,460	168,365
Series 2007-7, Class A1, Pass Through Ctfs., 6.00%, 06/25/2037	124,958	124,205
Total Asset-Backed Securities (Cost $17,057,690)		16,670,064

U.S. Treasury Securities–26.93%
U.S. Treasury Bills–26.93%(f)(g)
0.00%, 05/26/2016	160,000	159,984
0.03%, 05/26/2016	25,000	24,998
0.04%, 05/26/2016	55,000	54,995
0.07%, 05/26/2016	20,000	19,998
0.09%, 05/26/2016	15,000	14,999
0.17%, 05/26/2016	9,000,000	8,999,100
0.22%, 05/26/2016	120,000	119,988
0.23%, 05/26/2016	90,000	89,991
0.28%, 05/26/2016	95,000	94,990
0.29%, 05/26/2016	30,000	29,997
0.34%, 05/26/2016	80,000	79,992
0.35%, 05/26/2016	75,000	74,992
0.37%, 05/26/2016	75,000	74,992
0.48%, 05/26/2016	5,000	4,999
Total U.S. Treasury Securities (Cost $9,843,739)		9,844,015

U.S. Dollar Denominated Bonds & Notes–15.69%
Agricultural Products–0.11%
Darling Ingredients Inc., Sr. Unsec. Gtd. Global Notes, 5.38%, 01/15/2022	40,000	41,950

Airlines–1.20%
Air Canada (Canada), Sr. Unsec. Gtd. Notes, 7.75%, 04/15/2021(c)	420,000	436,800

	Principal Amount	Value
Building Products–0.04%
Builders FirstSource, Inc., Sr. Sec. First Lien Notes, 7.63%, 06/01/2021(c)	$15,000	$15,863

Cable & Satellite–1.17%
CSC Holdings LLC, Sr. Unsec. Global Bonds, 5.25%, 06/01/2024	245,000	225,400
VTR Finance B.V. (Chile), Sr. Sec. First Lien Notes, 6.88%, 01/15/2024(c)	200,000	200,750
		426,150

Construction Machinery & Heavy Trucks–0.61%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	250,000	224,375

Consumer Finance–1.18%
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	415,000	431,948

Diversified Banks–1.48%
BPCE S.A. (France), Unsec. Sub. Notes, 4.88%, 04/01/2026(c)	370,000	373,863
Citigroup Inc., Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(h)	170,000	165,325
		539,188

Health Care Facilities–2.95%
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	816,000	849,150
Tenet Healthcare Corp., Sr. Unsec. Global Notes, 8.13%, 04/01/2022	220,000	229,900
		1,079,050

Homebuilding–1.25%
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(c)	510,000	456,450

Independent Power Producers & Energy Traders–0.13%
AES Corp., Sr. Unsec. Global Notes, 7.38%, 07/01/2021	40,000	45,900

Marine–0.57%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 12/28/2015; Cost $220,060)(c)	250,000	208,125

Oil & Gas Exploration & Production–0.12%
Pacific Exploration and Production Corp. (Colombia), Sr. Unsec. Gtd. Notes, 5.13%, 03/28/2023(c)(i)	285,000	44,175

Paper Products–0.46%
Clearwater Paper Corp., Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(c)	170,000	169,150

Railroads–0.56%
Lima Metro Line 2 Finance Ltd. (Peru), Sr. Sec. First Lien Bonds, 5.88%, 07/05/2034(c)	200,000	205,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Strategic Income Fund

	Principal Amount		Value
Regional Banks–1.36%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022		$309,000	$324,836
Fifth Third Bancorp, Series J, Jr. Unsec. Sub. Bonds, 4.90%(h)		200,000	174,000
			498,836

Sovereign Debt–0.76%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Notes, 7.50%, 04/22/2026(c)		274,000	278,795

Specialty Chemicals–0.59%
Platform Specialty Products Corp., Sr. Unsec. Notes, 6.50%, 02/01/2022(c)		240,000	214,800

Technology Hardware, Storage & Peripherals–0.56%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2027(c)		290,000	204,994

Wireless Telecommunication Services–0.59%
Sprint Corp., Sr. Unsec. Gtd. Global Notes, 7.88%, 09/15/2023		273,000	213,964
Total U.S. Dollar Denominated Bonds & Notes (Cost $5,778,536)			5,735,513

Non-U.S. Dollar Denominated Bonds & Notes–10.94%(d)
Automobile Manufacturers–1.03%
Volkswagen International Finance N.V. (Germany), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 3.88%(c)(h)	EUR	330,000	378,458

Electric Utilities–3.30%
EDP Finance B.V. (Portugal), REGS, Sr. Unsec. Medium-Term Euro Notes, 2.00%, 04/22/2025(c)	EUR	700,000	785,453
Électricité de France S.A. (France), REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(c)(h)	GBP	300,000	420,084
			1,205,537

Integrated Oil & Gas–0.56%
DONG Energy AS (Denmark), REGS, Jr. Unsec. Sub. Euro Bonds, 3.00%, 11/06/3015(c)	EUR	180,000	203,481

Integrated Telecommunication Services–0.94%
Telefonica Europe, B.V. (Spain), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.00%(c)(h)	EUR	300,000	344,769

	Principal Amount		Value
Multi-Utilities–1.30%
Engie S.A. (France), REGS, Series NC10, Jr. Unsec. Sub. Euro Notes, 3.88%(c)(h)	EUR	400,000	$475,268

Sovereign Debt–3.81%
Bundesrepublik Deutschland (Germany), REGS, Unsec. Euro Bonds, 0.50%, 04/15/2030(c)(j)	EUR	1,046,441	1,391,153
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $3,788,862)			3,998,666

Municipal Obligations–0.97%
Chicago (City of), Illinois; Series 2014 B, Ref. Unlimited Tax GO Bonds, 6.31%, 01/01/2044		$150,000	135,222
Series 2012 B, Ref. Unlimited Tax GO Bonds, 5.43%, 01/01/2042		35,000	28,987
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds, 8.00%, 07/01/2035		290,000	188,865
Total Municipal Obligations (Cost $393,118)			353,074

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.40%
Collateralized Mortgage Obligations–0.40%
Fannie Mae REMICs, IO, 3.00%, 06/25/2027		774,020	70,830
Freddie Mac REMICs, IO, 3.00%, 05/15/2028		741,301	75,195
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $162,132)			146,025

	Shares
Money Market Funds–3.33%
Liquid Assets Portfolio, Institutional Class, 0.44%(k)		607,979	607,979
Premier Portfolio, Institutional Class, 0.39%(k)		607,978	607,978
Total Money Market Funds (Cost $1,215,957)			1,215,957

Options Purchased–0.38%(l)
(Cost $300,489)			137,644
TOTAL INVESTMENTS–104.25% (Cost $38,540,523)			38,100,958
OTHER ASSETS LESS LIABILITIES–(4.25)%			(1,554,814)
NET ASSETS–100.00%			$36,546,144

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
GO	– General Obligation

Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
Ref.	– Refunding
REGS	– Regulation S
REMICs	– Real Estate Investment Conduits

Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Strategic Income Fund

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2016.
(c)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $15,164,129, which represented 41.49% of the Fund’s Net Assets.
(d)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(e)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1K. The following table presents the Fund’s collateral pledged as of April 30, 2016.

Counterparty	Reverse Repurchase Agreements	Value of Non-Cash Collateral Pledged*	Net Amount
Royal Bank of Canada	$1,633,834	$(1,633,834)	$—

*	Amount does not include excess collateral pledged.

(f)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(g)	All or a portion of the value was pledged and/or designated as collateral for open futures contracts and swap agreements. See Notes 1N, 1Q and 4.
(h)	Perpetual bond with no specified maturity date.
(i)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The value of this security at April 30, 2016 represented less than 1% of the Fund’s Net Assets.
(j)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(l)	The table below details options purchased.

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
USD versus SGD	Call	Goldman Sachs International	06/07/2016	SGD	1.400	USD	1,600,000	$987
USD versus SGD	Call	Goldman Sachs International	06/07/2016	SGD	1.400	USD	1,600,000	988
USD versus TWD	Call	Goldman Sachs International	06/07/2016	TWD	33.100	USD	1,450,000	2,031
USD versus TWD	Call	Goldman Sachs International	06/07/2016	TWD	33.100	USD	1,450,000	2,031
GBP versus USD	Put	Deutsche Bank Securities Inc.	06/28/2016	USD	1.415	GBP	1,000,000	16,760
Subtotal Foreign Currency Options Purchased — Currency Risk								$22,797

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
10 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.58%	Receive	3 Month USD LIBOR	07/26/2016	$2,300,000	$16,454
10 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	1.40	Receive	3 Month USD LIBOR	07/12/2016	3,600,000	10,503
5 Year Interest Rate Swap	Put	Goldman Sachs International	1.39	Pay	3 Month USD LIBOR	06/23/2016	7,100,000	22,031
7 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.77	Pay	3 Month USD LIBOR	06/02/2016	5,200,000	2,532
7 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.81	Pay	3 Month USD LIBOR	06/06/2016	3,100,000	1,353
10 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	2.09	Pay	3 Month USD LIBOR	07/26/2016	2,300,000	7,320
10 Year Interest Rate Swap	Put	Goldman Sachs International	1.95	Pay	3 Month USD LIBOR	07/19/2016	6,600,000	35,250
10 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	1.92	Pay	3 Month USD LIBOR	07/12/2016	3,600,000	19,404
Subtotal Interest Rate Swaptions Purchased — Interest Rate Risk								$114,847
Total Options Purchased (Cost $300,489)								$137,644

Abbreviations:

GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate
SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Strategic Income Fund

Portfolio Composition*

By security type, based on % of total investments

as of April 30, 2016

Asset-Backed Securities	45.4%
U.S. Treasury Securities	26.8
U.S. Dollar Denominated Bonds & Notes	15.6
Non-U.S. Dollar Denominated Bonds & Notes	10.9
Municipal Obligations	0.9
U.S. Government Sponsored Agency Mortgage-Backed Securities	0.4

*	Excluding options purchased and money market fund holdings.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Strategic Income Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $37,324,566)	$36,885,001
Investments in affiliated money market funds, at value and cost	1,215,957
Total investments, at value (Cost $38,540,523)	38,100,958
Cash	5,038
Foreign currencies, at value (Cost $84,661)	85,712
Receivable for:
Variation margin — centrally cleared swap agreements	15,359
Fund shares sold	42,917
Dividends and interest	169,676
Fund expenses absorbed	23,833
Swaps receivables	288
Investment for trustee deferred compensation and retirement plans	4,052
Unrealized appreciation on forward foreign currency contracts outstanding	155,261
Other assets	60,879
Total assets	38,663,973

Liabilities:
Payable for:
Fund shares reacquired	18,608
Options written, at value (premiums received $163,896)	70,287
Reverse repurchase agreements	1,629,000
Swaps payable	9
Variation margin — futures	5,722
Accrued fees to affiliates	13,395
Accrued interest expense	4,834
Accrued trustees’ and officers’ fees and benefits	1,507
Accrued other operating expenses	40,941
Trustee deferred compensation and retirement plans	4,052
Unrealized depreciation on forward foreign currency contracts outstanding	329,474
Total liabilities	2,117,829
Net assets applicable to shares outstanding	$36,546,144

Net assets consist of:
Shares of beneficial interest	$39,138,882
Undistributed net investment income	(45,305)
Undistributed net realized gain (loss)	(1,930,104)
Net unrealized appreciation (depreciation)	(617,329)
$36,546,144

Net Assets:
Class A	$19,746,773
Class C	$4,264,904
Class R	$65,931
Class Y	$12,447,571
Class R5	$11,687
Class R6	$9,278

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	2,130,924
Class C	460,322
Class R	7,116
Class Y	1,343,027
Class R5	1,261
Class R6	1,001
Class A:
Net asset value per share	$9.27
Maximum offering price per share
(Net asset value of $9.27 ÷ 95.75%)	$9.68
Class C:
Net asset value and offering price per share	$9.27
Class R:
Net asset value and offering price per share	$9.27
Class Y:
Net asset value and offering price per share	$9.27
Class R5:
Net asset value and offering price per share	$9.27
Class R6:
Net asset value and offering price per share	$9.27

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Strategic Income Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $935)	$868,399
Dividends from affiliated underlying funds	6,236
Total investment income	874,635

Expenses:
Advisory fees	119,364
Administrative services fees	24,863
Custodian fees	11,132
Distribution fees:
Class A	24,294
Class C	21,251
Class R	149
Interest, facilities and maintenance fees	10,579
Transfer agent fees — A, C, R and Y	16,093
Transfer agent fees — R5	6
Transfer agent fees — R6	4
Trustees’ and officers’ fees and benefits	9,307
Registration and filing fees	35,173
Reports to shareholders	13,209
Professional services fees	33,348
Other	16,216
Total expenses	334,988
Less: Fees waived and expenses reimbursed	(165,949)
Net expenses	169,039
Net investment income	705,596

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(1,187,686)
Foreign currencies	(16,061)
Forward foreign currency contracts	(14,668)
Futures contracts	(303,103)
Option contracts written	(3,118)
Swap agreements	(313,605)
(1,838,241)
Change in net unrealized appreciation (depreciation) of:
Investment securities	(128,959)
Foreign currencies	3,854
Forward foreign currency contracts	(254,658)
Futures contracts	21,693
Option contracts written	92,613
Swap agreements	(439,514)
(704,971)
Net realized and unrealized gain (loss)	(2,543,212)
Net increase (decrease) in net assets resulting from operations	$(1,837,616)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Strategic Income Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$705,596	$938,281
Net realized gain (loss)	(1,838,241)	(344,593)
Change in net unrealized appreciation (depreciation)	(704,971)	69,487
Net increase (decrease) in net assets resulting from operations	(1,837,616)	663,175

Distributions to shareholders from net investment income:
Class A	(310,958)	(341,946)
Class C	(51,824)	(34,097)
Class R	(878)	(1,150)
Class Y	(273,913)	(269,316)
Class R5	(203)	(227)
Class R6	(161)	(206)
Total distributions from net investment income	(637,937)	(646,942)

Return of capital:
Class A	—	(221,202)
Class C	—	(8,433)
Class R	—	(657)
Class Y	—	(202,768)
Class R5	—	(175)
Class R6	—	(160)
Total return of capital	—	(433,395)

Distributions to shareholders from net realized gains:
Class A	—	(147,461)
Class C	—	(8,651)
Class R	—	(275)
Class Y	—	(128,682)
Class R5	—	(101)
Class R6	—	(101)
Total distributions from net realized gains	—	(285,271)

Share transactions–net:
Class A	2,224,981	4,776,259
Class C	1,073,200	2,652,131
Class R	13,635	43,739
Class Y	(3,076,208)	4,111,733
Class R5	41	2,536
Net increase in net assets resulting from share transactions	235,649	11,586,398
Net increase (decrease) in net assets	(2,239,904)	10,883,965

Net assets:
Beginning of period	38,786,048	27,902,083
End of period (includes undistributed net investment income of $(45,305) and $(112,964), respectively)	$36,546,144	$38,786,048

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Strategic Income Fund

Notes to Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Strategic Income Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide current income and, secondarily, long-term growth of capital.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

13                         Invesco Strategic Income Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured

14                         Invesco Strategic Income Fund

securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statement of Operations.

K.	Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are showin in the Statement of Operations as Interest, facilities and maintenance fees.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
O.	Call Options Written and Purchased — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

15                         Invesco Strategic Income Fund

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would

16                         Invesco Strategic Income Fund

pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

A total return swap is an agreement in which one party makes payments based on a set rate, either fixed or variable, while the other party makes payments based on the return of an underlying asset, which includes both the income generated and capital gains, if any. The unrealized appreciation (depreciation) on total return swaps includes dividends on the underlying securities and financing rate payable from the Counterparty. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, the Fund would receive payments based on any positive total return and would owe payments in the event of a negative total return. As the payer, the Fund would owe payments on any net positive total return, and would receive payment in the event of a negative total return.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.	Other Risks — The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

T.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.60%
Next $3.5 billion	0.55%
Over $4.5 billion	0.45%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.60%.

17                         Invesco Strategic Income Fund

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

Effective March 1, 2016, the Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.84%, 1.59%, 1.09%, 0.59%, 0.59% and 0.59% respectively, of the Fund’s average daily net assets (the “expense limits”). Prior to March 1, 2016, the Adviser had contractually agreed to waive advisory fees and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.82%, 1.57%, 1.07%, 0.57%, 0.57% and 0.57% respectively. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees and reimbursed fund level expenses of $149,846 and reimbursed class level expenses of $7,865, $1,720, $24, $6,484, $6 and $4 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively, the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $2,534 in front-end sales commissions from the sale of Class A shares and $132 and $473 from Class A and Class C shares, respectively, for CDSC imposed upon redemptions by shareholders.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

18                         Invesco Strategic Income Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$1,215,957	$—	$—	$1,215,957
U.S. Treasury Securities	—	9,844,015	—	9,844,015
U.S. Government Sponsored Agency Securities	—	146,025	—	146,025
Asset-Backed Securities	—	16,670,064	—	16,670,064
Corporate Debt Securities	—	5,456,718	—	5,456,718
Foreign Debt Securities	—	4,277,461	—	4,277,461
Municipal Obligations	—	353,074	—	353,074
Options Purchased	—	137,644	—	137,644
	1,215,957	36,885,001	—	38,100,958
Forward Foreign Currency Contracts*	—	(174,213)	—	(174,213)
Futures Contracts*	3,191	—	—	3,191
Options Written*	—	(70,287)	—	(70,287)
Swap Agreements*	(102,928)	—	—	(102,928)
Total	$1,116,220	$36,640,501	$—	$37,756,721

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)	$—	$(182,197)
Currency risk:
Forward foreign currency contracts(b)	155,261	(329,474)
Options purchased(c)	22,797	—
Options written(d)	—	(12,545)
Interest rate risk:
Futures contracts(e)	49,114	(45,923)
Options purchased(c)	114,847	—
Options written(d)	—	(57,742)
Swap agreements(a)	173,018	(93,749)
Total	$515,037	$(721,630)

(a)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(b)	Values are disclosed on the Statement of Assets and Liabilities under the captions Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(c)	Options purchased at value as reported in the Schedule of Investments.
(d)	Values are disclosed on the Statement of Assets and Liabilities under the caption Options written, at value.
(e)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

19                         Invesco Strategic Income Fund

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$—	$—	$29,035
Currency risk	(14,668)	—	48,120	(3,118)	—
Equity risk	—	—	—	—	(84,510)
Interest rate risk	—	(303,103)	(84,024)	—	(258,130)
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	$—	$—	$—	$—	$(173,594)
Currency risk	(254,658)	—	(80,454)	29,043	—
Equity risk	—	—	—	—	(176,024)
Interest rate risk	—	21,693	115,910	63,570	(89,896)
Total	$(269,326)	$(281,410)	$(448)	$89,495	$(753,119)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the six month average notional value of forward foreign currency contracts, futures contracts and swap agreements, the five month average notional value of options purchased and the four month average notional value of options written outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$20,530,469	$35,650,248	$43,323,280	$15,914,100	$36,834,080

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/02/16	Goldman Sachs International	KRW	4,500,700,000	USD	3,823,739	$3,947,674	$(123,935)
05/02/16	Goldman Sachs International	USD	3,898,894	KRW	4,500,700,000	3,947,674	48,780
05/03/16	Citigroup Global Markets Inc.	USD	190,316	MXN	3,500,000	203,332	13,016
05/03/16	Morgan Stanley Capital Services LLC	MXN	7,700,000	USD	401,705	447,330	(45,625)
05/03/16	Morgan Stanley Capital Services LLC	USD	228,467	MXN	4,200,000	243,998	15,531
06/10/16	CIBC World Markets Corp.	USD	346,902	SGD	470,000	349,094	2,192
06/10/16	Citigroup Global Markets Inc.	GBP	293,449	USD	416,597	428,825	(12,228)
06/10/16	Goldman Sachs International	EUR	887,892	USD	985,029	1,018,015	(32,986)
06/10/16	Goldman Sachs International	USD	2,013,844	EUR	1,780,000	2,040,863	27,019
06/10/16	JPMorgan Chase Bank, N.A.	SGD	470,000	USD	339,739	349,094	(9,355)
06/14/16	CIBC World Markets Corp.	GBP	252,926	USD	361,844	369,613	(7,769)
06/14/16	CIBC World Markets Corp.	JPY	37,300,000	USD	342,082	350,967	(8,885)
06/14/16	CIBC World Markets Corp.	USD	889,912	EUR	790,000	905,905	15,993
06/14/16	CIBC World Markets Corp.	USD	551,773	JPY	61,000,000	573,968	22,195
06/14/16	Citigroup Global Markets Inc.	EUR	4,002,851	USD	4,519,439	4,590,127	(70,688)
06/14/16	Morgan Stanley Capital Services LLC	EUR	650,000	GBP	502,926	715,187	(10,413)
06/14/16	Morgan Stanley Capital Services LLC	GBP	250,000	USD	357,748	365,338	(7,590)
06/14/16	Morgan Stanley Capital Services LLC	USD	363,830	EUR	325,000	372,682	8,852
06/28/16	CIBC World Markets Corp.	USD	343,133	GBP	235,000	343,435	302
04/28/17	Deutsche Bank Securities Inc.	CNY	4,928,770	USD	740,000	738,619	1,381
Total Open Forward Foreign Currency Contracts — Currency Risk							$(174,213)

Currency Abbreviations:

CNY	– Chinese Yuan
EUR	– Euro

GBP	– British Pound Sterling
JPY	– Japanese Yen

KRW	–South Korean Won
MXN	–Mexican New Peso

SGD	– Singapore Dollar
USD	– U.S. Dollar

20                         Invesco Strategic Income Fund

Open Futures Contracts
Description	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
90 Day Euro Bonds	Long	109	March-2018	$26,931,175	$39,276
90 Day Euro Bonds	Short	109	March-2019	(26,861,688)	(43,837)
U.S. Treasury 2 Year Notes	Long	11	June-2016	2,404,875	(2,086)
U.S. Treasury 5 Year Notes	Long	5	June-2016	604,570	74
U.S. Treasury 10 Year Notes	Short	9	June-2016	(1,170,563)	2,744
U.S. Treasury Ultra Bonds	Short	5	June-2016	(856,719)	7,020
Total Futures Contracts — Interest Rate Risk					$3,191

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Premiums Received	Notional Value		Value	Unrealized Appreciation
USD versus CNY	Call	Deutsche Bank Securities Inc.	04/26/17	CNY	7.250	$(9,272)	USD	740,000	$(8,649)	$623
USD versus SGD	Call	Goldman Sachs International	06/07/16	SGD	1.450	(5,693)	USD	1,600,000	(78)	5,615
USD versus SGD	Call	Goldman Sachs International	06/07/16	SGD	1.450	(6,464)	USD	1,600,000	(78)	6,386
USD versus TWD	Call	Goldman Sachs International	06/07/16	TWD	34.470	(4,417)	USD	1,450,000	(227)	4,190
USD versus TWD	Call	Goldman Sachs International	06/07/16	TWD	34.470	(5,118)	USD	1,450,000	(226)	4,892
GBP versus USD	Put	Deutsche Bank Securities Inc.	06/28/16	USD	1.305	(11,620)	GBP	1,000,000	(3,287)	8,333
Subtotal Over-The-Counter Foreign Currency Options Written — Currency Risk						$(42,584)			$(12,545)	$30,039

Open Over-The-Counter Interest Rate Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Floating Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation
7 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.19%	Receive	3 Month USD LIBOR	06/02/16	$(22,880)	$5,200,000	$(3,206)	$19,674
7 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.23	Receive	3 Month USD LIBOR	06/06/16	(13,862)	3,100,000	(3,290)	10,572
10 Year Interest Rate Swap	Call	Goldman Sachs International	1.41	Receive	3 Month USD LIBOR	07/19/16	(37,620)	6,600,000	(23,106)	14,514
2 Year Interest Rate Swap	Put	Goldman Sachs International	1.05	Pay	3 Month USD LIBOR	06/23/16	(20,700)	9,000,000	(7,299)	13,401
30 Year Interest Rate Swap	Put	Goldman Sachs International	2.18	Pay	3 Month USD LIBOR	06/23/16	(26,250)	750,000	(20,841)	5,409
Subtotal Over-The-Counter Interest Rate Swaptions Written — Interest Rate Risk							$(121,312)		$(57,742)	$63,570
Total Options Written							$(163,896)		$(70,287)	$93,609

Abbreviations:

CNY	– Chinese Yuan
EUR	– Euro
GBP	– British Pound Sterling
LIBOR	– London Interbank Offered Rate

SGD	– Singapore Dollar
TWD	– New Taiwan Dollar
USD	– U.S. Dollar

Options Written Transactions
	Call Options
	Notional Value		Premiums Received
Beginning of period	USD	2,225,000	$13,275
Written	USD	22,870,000	111,767
Closed	USD	(2,680,000)	(17,852)
Expired	USD	(675,000)	(1,864)
End of period	USD	21,740,000	$105,326

21                         Invesco Strategic Income Fund

	Put Options
	Notional Value		Notional Value		Notional Value		Premiums Received
Beginning of period	EUR	600,000	GBP	—	USD	—	$2,839
Written	EUR	—	GBP	1,000,000	USD	9,750,000	58,570
Closed	EUR	(600,000)	GBP	—	USD	—	(2,839)
Expired	EUR	—	GBP	—	USD	—	—
End of period	EUR	—	GBP	1,000,000	USD	9,750,000	$58,570

Currency Abbreviations:

EUR	– Euro
GBP	– British Pound Sterling
USD	– U.S. Dollar

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/ Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments Paid (Received)	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America Investment Grade Index, Series 25, Version 1	Sell	1.00%	12/20/20	0.82%	$11,000,000	$93,567	$(182,197)

Abbreviations:

CME	— Chicago Mercantile Exchange

(a)	Implied credit spreads represent the current level as of April 30, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EURIBOR	0.877%	04/30/30	EUR 600,000	$10,678
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EURIBOR	0.882	04/30/30	EUR 275,000	4,680
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.235	02/08/26	JPY 131,500,000	(10,204)
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	1.205	04/06/21	USD 1,100,000	2,789
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.483	07/20/25	USD 2,450,000	(83,545)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.328	04/27/21	USD 3,400,000	10,675
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.396	01/13/36	USD 3,050,000	144,196
Total Interest Rate Swap Agreements — Interest Rate Risk						$79,269

Abbreviations:

CME	– Chicago Mercantile Exchange
EUR	– Euro
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

22                         Invesco Strategic Income Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Assets	Financial Instruments	Collateral Received		Net Amount
Counterparty			Non-Cash	Cash
CIBC World Markets Corp.(a)	$40,682	$(16,654)	$—	$—	$24,028
Citigroup Global Markets Inc.(a)	13,016	(13,016)	—	—	—
Credit Suisse Securities(b)	173,306	(173,306)	—	—	—
Deutsche Bank Securities, Inc.(a)	1,381	—	—	—	1,381
Deutsche Bank Securities, Inc.(c)	44,419	—	—	—	44,419
Goldman Sachs International(a)	75,799	(75,799)	—	—	—
Goldman Sachs International(c)	63,318	—	—	—	63,318
Morgan Stanley Capital Services LLC(a)	24,383	(24,383)	—	—	—
Morgan Stanley Capital Services LLC(c)	29,907	—	—	—	29,907
Total	$466,211	$(303,158)	$—	$—	$163,053

		Gross Amounts Not Offset in the Statement of Assets and Liabilities
	Gross amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged		Net Amount
Counterparty			Non-Cash	Cash
CIBC World Markets Corp.(a)	$16,654	$(16,654)	$—	$—	$—
Citigroup Global Markets Inc.(a)	82,916	(13,016)	—	—	69,900
Credit Suisse Securities(b)	275,955	(173,306)	(102,649)	—	—
Deutsche Bank Securities, Inc.(d)	18,432	—	—	—	18,432
Goldman Sachs International(a)	156,921	(75,799)	—	—	81,122
Goldman Sachs International(d)	51,855	—	—	—	51,855
J.P. Morgan Chase Bank, N.A.(a)	9,355	—	—	—	9,355
Morgan Stanley Capital Services LLC(a)	63,628	(24,383)	—	—	39,245
Total	$675,716	$(303,158)	$(102,649)	$—	$269,909

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).
(c)	Options and Swaptions purchased — OTC Counterparty.
(d)	Options written and Swaptions written — OTC Counterparty.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances and Borrowings

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

During the six months ended April 30, 2016, the average daily balance of borrowings under the reverse repurchase agreements was $1,548,000, with a weighted interest rate of 1.37% and interest expense of $10,579. Expenses under the reverse repurchase agreements are shown in the Statement of Operations as Interest, facilities and maintenance fees.

23                         Invesco Strategic Income Fund

Reverse repurchase agreements outstanding as of April 30, 2016 were as follows:

Counterparty	Interest Rate	Maturity Date	Face Value	Face Value Including Accrued Interest
Royal Bank of Canada	1.75%	June 15, 2016	$519,000	$522,523
Royal Bank of Canada	1.61	August 8, 2016	231,000	231,850
Royal Bank of Canada	1.50	October 18, 2016	453,000	453,227
Royal Bank of Canada	1.65	October 18, 2016	426,000	426,234
Total			1,629,000	1,633,834

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$30,355	$—	$30,355

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $15,710,376 and $25,445,276, respectively. During the same period, purchases and sales of U.S. Treasury obligations were $319,550 and $736,035, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$463,356
Aggregate unrealized (depreciation) of investment securities	(940,320)
Net unrealized appreciation (depreciation) of investment securities	$(476,964)

Cost of investments for tax purposes is $38,577,922.

24                         Invesco Strategic Income Fund

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	410,660	$3,926,224	549,006	$5,430,158
Class C	194,430	1,871,803	343,220	3,371,971
Class R	1,809	17,013	6,916	68,654
Class Y	430,515	4,141,242	478,611	4,668,801
Class R5	—	—	255	2,536

Issued as reinvestment of dividends:
Class A	10,700	100,626	14,672	144,580
Class C	4,161	39,092	4,230	41,685
Class R	79	739	169	1,664
Class Y	2,575	24,582	1,782	17,575
Class R5	5	41	—	—

Reacquired:
Class A	(190,583)	(1,801,869)	(81,329)	(798,479)
Class C	(89,200)	(837,695)	(77,375)	(761,525)
Class R	(439)	(4,117)	(2,699)	(26,579)
Class Y	(786,617)	(7,242,032)	(58,045)	(574,643)
Net increase (decrease) in share activity	(11,905)	$235,649	1,179,413	$11,586,398

(a)	There are entities that are record owners of more than 5% of the outstanding shares of the Fund and in the aggregate own 16% of the outstanding shares of the Fund. IDI has an agreement with these entities to sell Fund shares. The Fund, Invesco and/or Invesco affiliates may make payments to these entities, which are considered to be related to the Fund, for providing services to the Fund, Invesco and/or Invesco affiliates including but not limited to services such as securities brokerage, distribution, third party record keeping and account servicing. The Fund has no knowledge as to whether all or any portion of the shares owned of record by these entities are also owned beneficially.
In addition, 63% of the outstanding shares of the Fund are owned by affiliated mutual funds. Affiliated mutual funds are other mutual funds that are also advised by Invesco.

25                         Invesco Strategic Income Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of Capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets with fee waivers and/or expenses absorbed(c)		Ratio of expenses to average net assets without fee waivers and/or expenses absorbed(c)		Ratio of net investment income to average net assets(c)		Portfolio turnover(d)
Class A
Six months ended 04/30/16	$9.80	$0.17	$(0.55)	$(0.38)	$(0.15)	$—	$—	$(0.15)	$9.27	(3.90)%	$19,747	0.87	%(e)	1.70	%(e)	3.53	%(e)	46%
Year ended 10/31/15	10.05	0.29	(0.10)	0.19	(0.21)	(0.10)	(0.13)	(0.44)	9.80	1.96	18,631	0.80		1.98		2.95		145
Year ended 10/31/14(f)	10.00	0.16	0.06	0.22	(0.17)	—	—	(0.17)	10.05	2.19	14,248	0.71	(g)(h)	2.08	(g)	3.12	(g)	57
Class C
Six months ended 04/30/16	9.80	0.13	(0.55)	(0.42)	(0.11)	—	—	(0.11)	9.27	(4.26)	4,265	1.62	(e)	2.45	(e)	2.78	(e)	46
Year ended 10/31/15	10.05	0.22	(0.10)	0.12	(0.17)	(0.10)	(0.10)	(0.37)	9.80	1.20	3,439	1.55		2.73		2.20		145
Year ended 10/31/14(f)	10.00	0.12	0.07	0.19	(0.14)	—	—	(0.14)	10.05	1.86	812	1.46	(g)(h)	2.83	(g)	2.37	(g)	57
Class R
Six months ended 04/30/16	9.80	0.15	(0.54)	(0.39)	(0.14)	—	—	(0.14)	9.27	(4.02)	66	1.12	(e)	1.95	(e)	3.28	(e)	46
Year ended 10/31/15	10.05	0.27	(0.10)	0.17	(0.20)	(0.10)	(0.12)	(0.42)	9.80	1.71	56	1.05		2.23		2.70		145
Year ended 10/31/14(f)	10.00	0.15	0.06	0.21	(0.16)	—	—	(0.16)	10.05	2.08	13	0.96	(g)(h)	2.33	(g)	2.87	(g)	57
Class Y
Six months ended 04/30/16	9.81	0.18	(0.56)	(0.38)	(0.16)	—	—	(0.16)	9.27	(3.87)	12,448	0.62	(e)	1.45	(e)	3.78	(e)	46
Year ended 10/31/15	10.05	0.32	(0.09)	0.23	(0.23)	(0.10)	(0.14)	(0.47)	9.81	2.33	16,638	0.55		1.73		3.20		145
Year ended 10/31/14(f)	10.00	0.17	0.06	0.23	(0.18)	—	—	(0.18)	10.05	2.29	12,808	0.46	(g)(h)	1.83	(g)	3.37	(g)	57
Class R5
Six months ended 04/30/16	9.81	0.18	(0.56)	(0.38)	(0.16)	—	—	(0.16)	9.27	(3.87)	12	0.62	(e)	1.47	(e)	3.78	(e)	46
Year ended 10/31/15	10.05	0.32	(0.09)	0.23	(0.23)	(0.10)	(0.14)	(0.47)	9.81	2.33	12	0.55		1.77		3.20		145
Year ended 10/31/14(f)	10.00	0.17	0.06	0.23	(0.18)	—	—	(0.18)	10.05	2.29	10	0.46	(g)(h)	1.90	(g)	3.37	(g)	57
Class R6
Six months ended 04/30/16	9.81	0.18	(0.56)	(0.38)	(0.16)	—	—	(0.16)	9.27	(3.87)	9	0.62	(e)	1.45	(e)	3.78	(e)	46
Year ended 10/31/15	10.05	0.32	(0.09)	0.23	(0.23)	(0.10)	(0.14)	(0.47)	9.81	2.33	10	0.55		1.77		3.20		145
Year ended 10/31/14(f)	10.00	0.17	0.06	0.23	(0.18)	—	—	(0.18)	10.05	2.29	10	0.46	(g)(h)	1.90	(g)	3.37	(g)	57

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Includes ratio of interest expense to average net assets of 0.05% for the six months ended April 30, 2016 and 0.03% for the year ended October 31, 2015.
(d)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(e)	Ratios are annualized and based on average daily net assets (000’s omitted) of $19,542, $4,273, $60, $16,110, $12 and $9 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(f)	Commencement date of May 2, 2014.
(g)	Annualized.
(h)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.14% for the period May 2, 2014 (commencement date) through October 31, 2014.

26                         Invesco Strategic Income Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio[2]
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2,3]	Ending Account Value (04/30/16)	Expenses Paid During Period[2,4]
A	$1,000.00	$961.00	$4.24	$1,020.54	$4.37	0.87%
C	1,000.00	957.40	7.88	1,016.81	8.12	1.62
R	1,000.00	959.80	5.46	1,019.29	5.62	1.12
Y	1,000.00	961.30	3.02	1,021.78	3.12	0.62
R5	1,000.00	961.30	3.02	1,021.78	3.12	0.62
R6	1,000.00	961.30	3.02	1,021.78	3.12	0.62

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year. Effective March 1, 2016, the Fund’s adviser has contractually agreed to waive advisory fees and/or reimburse expenses to the extent necessary to limit total annual fund operating expense of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 0.84%, 1.59%, 1.09%, 0.59%, 0.59% and 0.59% of average daily net assets, respectively. The annualized expense ratios restated as if these agreements had been in effect throughout the entire most recent fiscal half year are 0.88%, 1.63%, 1.13%, 0.63%, 0.63% and 0.63% for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[3]	The actual expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.29, $7.93, $5.51, $3.07, $3.07 and $3.07 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
[4]	The hypothetical expenses paid restated as if the changes discussed above had been in effect throughout the entire most recent fiscal half year are $4.42, $8.17, $5.67, $3.17, $3.17 and $3.17 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

27                         Invesco Strategic Income Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	STI-SAR-1	Invesco Distributors, Inc.

Semiannual Report to Shareholders	April 30, 2016

Invesco Unconstrained Bond Fund
Nasdaq:
A: IUBAX ¡ C: IUBCX ¡ R: IUBRX ¡ Y: IUBYX ¡ R5: IUBFX ¡ R6: IUBZX

2 Fund Performance
3 Letters to Shareholders
4 Schedule of Investments
9 Financial Statements
12 Notes to Financial Statements
24 Financial Highlights
25 Fund Expenses

For the most current month-end Fund performance and commentary, please visit invesco.com/performance.

Unless otherwise noted, all data provided by Invesco.

This report must be accompanied or preceded by a currently effective Fund prospectus, which contains more complete information, including sales charges and expenses. Investors should read it carefully before investing.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

Fund Performance

Performance summary
Fund vs. Indexes

Cumulative total returns, 10/31/15 to 4/30/16, at net asset value (NAV). Performance shown does not include applicable contingent deferred sales charges (CDSC) or front-end sales charges, which would have reduced performance.

Class A Shares	-4.57%
Class C Shares	-4.93
Class R Shares	-4.79
Class Y Shares	-4.45
Class R5 Shares	-4.45
Class R6 Shares	-4.45
3-Month USD Libor Index▼ (Broad Market/ Style-Specific Index)	0.25
Lipper Alternative Credit Focus Funds Index¢ (Peer Group Index)	-1.00
Source(s): ▼Bloomberg LP; ¢Lipper Inc.

The 3-Month USD Libor Index is unmanaged index considered representative of the average interest rate at which a selection of banks in London are prepared to lend to one another in American dollars with a maturity of three months.

The Lipper Alternative Credit Focus Funds Index is an unmanaged index considered representative of funds that invest in a wide range of credit-structured vehicles by using either fundamental credit research analysis or quantitative credit portfolio modeling trying to benefit from any changes in credit quality, credit spreads and market liquidity.

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Average Annual Total Returns
As of 4/30/16, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-4.56%
1 Year	-8.83

Class C Shares
Inception (10/14/14)	-2.60%
1 Year	-6.40

Class R Shares
Inception (10/14/14)	-2.16%
1 Year	-5.08

Class Y Shares
Inception (10/14/14)	-1.64%
1 Year	-4.60

Class R5 Shares
Inception (10/14/14)	-1.64%
1 Year	-4.60

Class R6 Shares
Inception (10/14/14)	-1.64%
1 Year	-4.60

Average Annual Total Returns
As of 3/31/16, the most recent calendar quarter end, including maximum applicable sales charges

Class A Shares
Inception (10/14/14)	-5.33%
1 Year	-9.34

Class C Shares
Inception (10/14/14)	-3.16%
1 Year	-6.82

Class R Shares
Inception (10/14/14)	-2.72%
1 Year	-5.51

Class Y Shares
Inception (10/14/14)	-2.27%
1 Year	-5.04

Class R5 Shares
Inception (10/14/14)	-2.27%
1 Year	-5.04

Class R6 Shares
Inception (10/14/14)	-2.27%
1 Year	-5.04

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Please visit

invesco.com/performance for the most recent month-end performance. Performance figures reflect reinvested distributions, changes in net asset value and the effect of the maximum sales charge unless otherwise stated. Performance figures do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares. Investment return and principal value will fluctuate so that you may have a gain or loss when you sell shares.

  The net annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 1.07%, 1.82%, 1.32%, 0.82%, 0.82% and 0.82%, respectively.1,2 The total annual Fund operating expense ratio set forth in the most recent Fund prospectus as of the date of this report for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares was 2.30%, 3.05%, 2.55%, 2.05%, 2.12% and 2.12%, respectively. The expense ratios presented above may vary from the expense ratios presented in other sections of this report that are based on expenses incurred during the period covered by this report.

  Class A share performance reflects the maximum 4.25% sales charge, and Class C share performance reflects the applicable contingent deferred sales charge (CDSC) for the period involved. The CDSC on Class C shares is 1% for the first year after purchase. Class R, Class Y, Class R5 and Class R6 shares do not have a front-end sales charge or a CDSC; therefore, performance is at net asset value.

  The performance of the Fund’s share classes will differ primarily due to different sales charge structures and class expenses.

  Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information.

1	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least June 30, 2018. See current prospectus for more information.
2	Total annual Fund operating expenses after any contractual fee waivers and/or expense reimbursements by the adviser in effect through at least February 28, 2017. See current prospectus for more information.

2 Invesco Unconstrained Bond Fund

Letters to Shareholders

Bruce Crockett

Dear Fellow Shareholders:

As independent chair of the Invesco Funds Board, I can assure you that the members of the Board are strong advocates for the interests of investors in Invesco’s mutual funds. We work hard to represent your interests through oversight of the quality of the investment management services your funds receive and other matters important to your investment. This includes but is not limited to: ensuring that Invesco offers a diverse lineup of mutual funds that your financial adviser can use to strive to meet your financial needs as your investment goals change over time; monitoring how the portfolio management teams of the Invesco funds are performing in light of changing economic and market conditions; assessing each portfolio management team’s investment performance within the context of the investment strategy described in the fund’s prospectus; and monitoring for potential conflicts of interests that may impact the nature of the services that your funds receive.

    We believe one of the most important services we provide our fund shareholders is the annual review of the funds’ advisory and sub-advisory contracts with Invesco Advisers and its affiliates. This review is required by the Investment Company Act of 1940 and focuses on the nature and quality of the services Invesco provides as the adviser to the Invesco funds and the reasonableness of the fees that it charges for those services. Each year, we spend months carefully reviewing information received from Invesco and a variety of independent sources, such as performance and fee data prepared by Lipper Inc., an independent, third-party firm widely recognized as a leader in its field. We also meet with our independent legal counsel and other independent advisers to review and help us assess the information that we have received. Our goal is to assure that you receive quality investment management services for a reasonable fee.

    As always, please contact me at bruce@brucecrockett.com with any questions or concerns you may have. On behalf of the Board, we look forward to continuing to represent your interests and serving your needs.

Sincerely,

Bruce L. Crockett

Independent Chair

Invesco Funds Board of Trustees

Philip Taylor	Dear Shareholders:

This semiannual report includes information about your Fund, including performance data and a complete list of its investments as of the close of the reporting period.

    The investment professionals at Invesco invest with high conviction and a long-term perspective. At Invesco, investing with high conviction means offering a wide range of strategies designed to go beyond market benchmarks. We trust our research-driven insights, have confidence in our investment processes and build portfolios that reflect our beliefs. Our goal is to look past market noise in an effort to find attractive opportunities at attractive prices – consistent with the investment strategies spelled out in each fund’s prospectus. Of course, investing with high conviction can’t guarantee a profit or ensure investment success; no investment strategy or risk analysis can. To learn more about how we invest with high conviction, visit invesco.com/HighConviction.

    On our website, invesco.com/us, you can access timely information about your Fund, as well as access your account. Invesco’s mobile apps for iPhone® and iPad® (both available free from the App StoreSM) allow you to obtain the same detailed information.

    In addition to the resources accessible on our website and through our mobile app, you can obtain timely updates to help you stay informed about the markets, the economy and investing by connecting with Invesco on Twitter, LinkedIn or Facebook. You can access our blog at blog.invesco.us.com. Our goal is to provide you the information you want, when and where you want it.

    For questions about your account, contact an Invesco client services representative at 800 959 4246. For Invesco-related questions or comments, please email me directly at phil@invesco.com.

    All of us at Invesco look forward to serving your investment management needs. Thank you for investing with us.

Sincerely,

Philip Taylor

Senior Managing Director, Invesco Ltd.

iPhone and iPad are trademarks of Apple Inc., registered in the US and other countries. App Store is a service mark of Apple Inc. Invesco Distributors, Inc. is not affiliated with Apple Inc.

3 Invesco Unconstrained Bond Fund

Schedule of Investments(a)

April 30, 2016

(Unaudited)

	Principal Amount	Value
Asset-Backed Securities–46.49%
Apidos CLO XIX (Cayman Islands), Series 2014-19A, Class C, Floating Rate Pass Through Ctfs., 3.92%, 10/17/2026(b)(c)	$500,000	$494,995
Banc of America Commercial Mortgage Trust, Series 2015-UBS7, Class XA, Variable Rate Pass Through Ctfs., 1.08%, 09/15/2048(c)	1,410,946	86,973
Banc of America Mortgage Trust, Series 2005-H, Class 2A1, Floating Rate Pass Through Ctfs., 2.86%, 09/25/2035(c)	235,870	216,622
BCAP Trust LLC, Series 2009-RR13, Class15A2, Pass Through Ctfs., 6.00%, 07/26/2037(b)	114,019	108,254
Bear Stearns Adjustable Rate Mortgage Trust, Series 2005-2, Class A1, Floating Rate Pass Through Ctfs., 3.09%, 03/25/2035(c)	165,968	165,957
Carlyle Global Market Strategies CLO Ltd. (Cayman Islands), Series 2012-3A, Class D, Floating Rate Pass Through Ctfs., 6.13%, 10/04/2024(b)(c)	300,000	269,833
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, Floating Rate Pass Through Ctfs., 1.83%, 12/15/2027(b)(c)	189,098	188,450
Cerberus Onshore II CLO-2 LLC, Series 2014-1A, Class D, Floating Rate Pass Through Ctfs., 4.78%, 10/15/2023(b)(c)	350,000	343,437
Chase Mortgage Finance Trust, Series 2007-A1, Class 13A1, Floating Rate Pass Through Ctfs., 4.83%, 03/25/2037(c)	214,991	200,079
Citigroup Commercial Mortgage Trust, Series 2014-388G, Class C, Floating Rate Pass Through Ctfs., 1.83%, 06/15/2033(b)(c)	300,000	299,980
Citigroup Mortgage Loan Trust Inc., Series 2005-11, Class A2A, Floating Rate Pass Through Ctfs., 2.73%, 10/25/2035(c)	139,098	137,354
Series 2005-3, Class 2A2A, Variable Rate Pass Through Ctfs., 2.75%, 08/25/2035(c)	146,308	143,999
COMM Mortgage Trust,
Series 2015-CR24, Class XA, Variable Rate Pass Through Ctfs., 1.03%, 08/10/2055(c)	3,773,395	228,345
Series 2014-FL5, Class A, Floating Rate Pass Through Ctfs., 1.81%, 10/15/2031(b)(c)	300,000	294,890
Series 2015-PC1, Class XA, Variable Rate Pass Through Ctfs., 0.94%, 07/10/2050(b)(c)	3,981,355	186,845

	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp., Series 2005-10, Class 5A7, Pass Through Ctfs., 6.00%, 11/25/2035	$116,175	$108,579
Series 2005-C3, Class AJ, Pass Through Ctfs., 4.77%, 07/15/2037	2,210	2,210
CSAIL Commercial Mortgage Trust, Series 2015-C1, Class B, Pass Through Ctfs., 4.04%, 04/15/2050	130,000	138,368
GMACM Mortgage Loan Trust, Series 2005-AR6, Class 4A1, Floating Rate Pass Through Ctfs., 3.15%, 11/19/2035(c)	78,854	71,276
GSAA Home Equity Trust, Series 2005-11, Class 3A5, Floating Rate Pass Through Ctfs., 0.81%, 10/25/2035(c)	200,598	184,359
GSR Mortgage Loan Trust, Series 2005-AR7, Class 6A1, Variable Rate Pass Through Ctfs., 2.86%, 11/25/2035(c)	183,118	176,472
Series 2006-1F, Class 1A11, Pass Through Ctfs., 5.50%, 02/25/2036	177,554	168,509
H/2 Asset Funding Ltd. (Cayman Islands), Series 2015-1A, Class BFL, Floating Rate Pass Through Ctfs., 2.74%, 06/24/2049(b)(c)	200,000	176,604
Highbridge Loan Management CLO Ltd. (Cayman Islands), Series 2015-6A, Class D, Floating Rate Pass Through Ctfs., 4.27%, 05/05/2027(b)(c)	250,000	225,926
ING IM CLO Ltd. (Cayman Islands), Series 2012-1A, Class A2R, Floating Rate Pass Through Ctfs., 2.48%, 03/14/2022(b)(c)(d)	500,000	497,824
JP Morgan Mortgage Trust, Series 2005-A3, Class 7CA1, Variable Rate Pass Through Ctfs., 2.87%, 06/25/2035(c)	269,870	250,470
Series 2007-A1, Class 2A2, Floating Rate Pass Through Ctfs., 2.71%, 07/25/2035(c)	289,828	283,546
Series 2007-A1, Class 6A1, Floating Rate Pass Through Ctfs., 2.73%, 07/25/2035(c)	125,485	124,197
Series 2007-A2, Class 4A2, Variable Rate Pass Through Ctfs., 4.82%, 04/25/2037(c)	220,061	195,746
Merrill Lynch Mortgage Investors Trust, Series 2005-3, Class 3A, Floating Rate Pass Through Ctfs., 2.58%, 11/25/2035(c)	112,410	108,812
Series 2005-A5, Class A9, Variable Rate Pass Through Ctfs., 2.56%, 06/25/2035(c)	149,696	145,541
Series 2005-A9, Class 2A1C, Variable Rate Pass Through Ctfs., 2.78%, 12/25/2035(c)	260,000	251,089

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

4                         Invesco Unconstrained Bond Fund

	Principal Amount	Value
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class C, Variable Rate Pass Through Ctfs., 4.56%, 10/15/2048(c)	$130,000	$129,217
Series 2015-C22, Class XA, Variable Rate Pass Through Ctfs., 1.32%, 04/15/2048(c)	1,654,160	115,738
Morgan Stanley Mortgage Loan Trust, Series 2005-10, Class A1A, Floating Rate Pass Through Ctfs., 1.14%, 12/25/2035(c)	195,318	156,404
Series 2005-3AR, Class 3A, Variable Rate Pass Through Ctfs., 2.71%, 07/25/2035(c)	194,838	160,028
Nantucket CLO Ltd. (Cayman Islands), Series 2006-1A, Class E, Floating Rate Pass Through Ctfs., 4.37%, 11/24/2020(b)(c)	250,000	232,344
Northwoods Capital X CLO Ltd. (Cayman Islands), Series 2013-10A, Class D, Floating Rate Pass Through Ctfs., 4.22%, 11/04/2025(b)(c)	250,000	223,556
Octagon Investment Partners XV CLO Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 4.18%, 01/19/2025(b)(c)	250,000	232,285
Octagon Investment Partners XVIII CLO Ltd. (Cayman Islands), Series 2013-1A, Class D, Floating Rate Pass Through Ctfs., 5.87%, 12/16/2024(b)(c)	250,000	217,725
PFP Ltd. (Cayman Islands), Series 2015-2, Class B, Floating Rate Pass Through Ctfs., 3.13%, 07/14/2034(b)(c)	188,000	186,484
RMAT LLC, Series 2015-RPL1, Class A1, Pass Through Ctfs., 3.97%, 05/26/2020(b)	183,606	182,175
Seneca Park CLO Ltd. (Cayman Islands), Series 2014-1A, Class B2, Pass Through Ctfs., 4.35%, 07/17/2026(b)(d)	500,000	503,402
Starwood Retail Property Trust, Series 2014-STAR, Class B, Floating Rate Pass Through Ctfs., 2.08%, 11/15/2027(b)(c)	250,000	245,136
Stone Tower CLO VII Ltd. (Cayman Islands), Series 2007-7A, Class C, Floating Rate Pass Through Ctfs., 4.83%, 08/30/2021(b)(c)	250,000	246,694
Structured Adjustable Rate Mortgage Loan Trust,
Series 2004-20, Class 1A2, Variable Rate Pass Through Ctfs., 2.63%, 01/25/2035(c)	318,877	305,454
Series 2004-20, Class 3A1, Variable Rate Pass Through Ctfs., 2.67%, 01/25/2035(c)	174,845	166,114
Sudbury Mill CLO Ltd. (Cayman Islands), Series 2013-1A, Class B1, Floating Rate Pass Through Ctfs., 2.83%, 01/17/2026(b)(c)	500,000	496,350
Trimaran CLO VII Ltd. (Cayman Islands), Series 2007-1A, Class B2L, Floating Rate Pass Through Ctfs., 4.03%, 06/15/2021(b)(c)	250,000	220,824

	Principal Amount	Value
WaMu Mortgage Trust, Series 2006-AR14, Class 1A4, Variable Rate Pass Through Ctfs., 2.19%, 11/25/2036(c)	$106,323	$92,627
Series 2007-HY1, Class 3A1, Floating Rate Pass Through Ctfs., 4.21%, 02/25/2037(c)	217,480	197,494
Series 2007-HY2, Class 2A1, Variable Rate Pass Through Ctfs., 2.54%, 11/25/2036(c)	233,977	209,894
Wells Fargo Mortgage Backed Securities Trust,
Series 2005-AR10, Class 2A4, Floating Rate Pass Through Ctfs., 2.82%, 05/01/2035(c)	27,659	27,706
Series 2005-AR14, Class A1, Floating Rate Pass Through Ctfs., 2.75%, 08/25/2035(c)	183,577	180,206
Series 2005-AR16, Class 4A2, Variable Rate Pass Through Ctfs., 2.84%, 10/25/2035(c)	177,468	176,251
Series 2006-2, Class 2A3, Pass Through Ctfs., 5.50%, 03/25/2036	111,277	110,423
Total Asset-Backed Securities (Cost $11,625,857)		11,490,072

U.S. Dollar Denominated Bonds and Notes–10.75%
Construction Machinery & Heavy Trucks–0.54%
Meritor Inc., Sr. Unsec. Gtd. Notes, 6.25%, 02/15/2024	150,000	134,625

Construction Materials–0.30%
Standard Industries Inc., Sr. Unsec. Notes, 5.38%, 11/15/2024(b)	72,000	75,420

Consumer Finance–0.74%
Synchrony Financial, Sr. Unsec. Global Notes, 4.50%, 07/23/2025	175,000	182,147

Diversified Banks–1.57%
BPCE S.A. (France), Unsec. Sub. Notes, 4.88%, 04/01/2026(b)	260,000	262,714
Citigroup Inc., Series Q, Jr. Unsec. Sub. Global Notes, 5.95%(e)	130,000	126,425
		389,139

Health Care Facilities–2.66%
HCA, Inc., Sr. Sec. Gtd. First Lien Notes, 5.25%, 04/15/2025	379,000	394,397
Tenet Healthcare Corp., Sr. Sec. Gtd. First Lien Global Notes, 6.00%, 10/01/2020	120,000	127,800
Sr. Unsec. Global Notes, 8.13%, 04/01/2022	130,000	135,850
		658,047

Homebuilding–0.93%
K. Hovnanian Enterprises Inc., Sr. Sec. Gtd. First Lien Notes, 7.25%, 10/15/2020(b)	256,000	229,120

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

5                         Invesco Unconstrained Bond Fund

	Principal Amount		Value
Marine–0.51%
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Sr. Sec. Gtd. First Lien Mortgage Notes, 8.13%, 11/15/2021 (Acquired 12/28/2015; Cost $131,250)(b)		$150,000	$124,875

Oil & Gas Exploration & Production–0.12%
Pacific Exploration and Production Corp. (Colombia), Sr. Unsec. Gtd. Notes, 5.13%, 03/28/2023(b)(f)		190,000	29,450

Paper Products–1.05%
Clearwater Paper Corp., Sr. Unsec. Gtd. Notes, 5.38%, 02/01/2025(b)		260,000	258,700

Regional Banks–0.43%
CIT Group Inc., Sr. Unsec. Global Notes, 5.00%, 08/15/2022		100,000	105,125

Sovereign Debt–0.81%
Argentine Republic Government International Bond (Argentina), Sr. Unsec. Notes, 7.50%, 04/22/2026(b)		196,000	199,430

Technology Hardware, Storage & Peripherals–0.49%
Seagate HDD Cayman, Sr. Unsec. Gtd. Notes, 4.88%, 06/01/2027(b)		170,000	120,169

Wireless Telecommunication Services–0.60%
Sprint Communications Inc., Sr. Unsec. Gtd. Notes, 9.00%, 11/15/2018(b)		141,000	149,460
Total U.S. Dollar Denominated Bonds and Notes (Cost $2,693,187)			2,655,707

Non-U.S. Dollar Denominated Bonds & Notes–10.16%(g)
Automobile Manufacturers–0.65%
Volkswagen International Finance N.V. (Germany), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 3.88%(b)(e)	EUR	140,000	160,558

Electric Utilities–2.22%
EDP Finance B.V. (Portugal), REGS, Sr. Unsec. Medium-Term Euro Notes, 2.00%, 04/22/2025(b)	EUR	240,000	269,298
Électricité de France S.A. (France), REGS, Jr. Unsec. Sub. Medium-Term Euro Notes, 6.00%(b)(e)	GBP	200,000	280,056
			549,354

Integrated Oil & Gas–0.55%
DONG Energy A/S (Denmark), REGS, Jr. Unsec. Sub. Euro Bonds, 3.00%, 11/06/3015(b)	EUR	120,000	135,654

Integrated Telecommunication Services–0.93%
Telefonica Europe, B.V. (Spain), REGS, Jr. Unsec. Sub. Gtd. Euro Bonds, 5.00%(b)(e)	EUR	200,000	229,846

	Principal Amount		Value
Multi-Utilities–1.92%
Engie S.A. (France), REGS, Jr. Unsec. Sub. Euro Notes, 3.88%(b)(e)	EUR	400,000	$475,268

Sovereign Debt–3.89%
Bundesrepublik Deutschland (Germany), REGS, Unsec. Euro Bonds, 0.50%, 04/15/2030(b)(h)	EUR	722,542	960,558
Total Non-U.S. Dollar Denominated Bonds & Notes (Cost $2,391,227)			2,511,238

U.S. Treasury Bills–23.45%(i)(j)
0.03%, 05/26/16		$30,000	29,997
0.04%, 05/26/16		85,000	84,991
0.06%, 05/26/16		100,000	99,990
0.07%, 05/26/16		30,000	29,997
0.08%, 05/26/16		250,000	249,975
0.30%, 05/26/16		2,500,000	2,499,750
0.31%, 05/26/16		1,500,000	1,499,850
0.32%, 05/26/16		1,300,000	1,299,870
Total U.S. Treasury Bills (Cost $5,793,768)			5,794,420

Municipal Obligations–1.07%
Chicago (City of), Illinois; Series 2014 B, Ref. Unlimited Tax GO Bonds, 6.31%, 01/01/2044		125,000	112,685
Puerto Rico (Commonwealth of); Series 2014 A, Unlimited Tax GO Bonds, 8.00%, 07/01/2035		235,000	153,046
Total Municipal Obligations (Cost $297,984)			265,731

U.S. Government Sponsored Agency Mortgage-Backed Securities–0.48%
Collateralized Mortgage Obligations–0.48%
Fannie Mae REMICs, IO 3.00%, 06/25/2027		663,446	60,712
Freddie Mac REMICs, IO, 3.00%, 05/15/2028		576,193	58,447
Total U.S. Government Sponsored Agency Mortgage-Backed Securities (Cost $132,025)			119,159

	Shares

Money Market Funds–10.61%
Liquid Assets Portfolio–Institutional Class, 0.44%(k)		1,310,590	1,310,589
Premier Portfolio–Institutional Class, 0.39%(k)		1,310,589	1,310,589
Total Money Market Funds (Cost $2,621,178)			2,621,178

Options Purchased–0.34%(l)
(Cost $206,155)			83,380
TOTAL INVESTMENTS–103.35% (Cost $25,761,381)			25,540,885
OTHER ASSETS LESS LIABILITIES–(3.35)%			(828,046)
NET ASSETS–100.00%			$24,712,839

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Unconstrained Bond Fund

Investment Abbreviations:

CLO	– Collateralized Loan Obligation
Ctfs.	– Certificates
EUR	– Euro
GBP	– British Pound Sterling
GO	– General Obligation
Gtd.	– Guaranteed
IO	– Interest Only
Jr.	– Junior
Ref.	– Refunding
REGS	– Regulation S
REMICs	– Real Estate Investment Conduits
Sec.	– Secured
Sr.	– Senior
Sub.	– Subordinated
Unsec.	– Unsecured

Notes to Schedule of Investments:

(a)	Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.
(b)	Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2016 was $10,034,589, which represented 40.60% of the Fund’s Net Assets.
(c)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on April 30, 2016.
(d)	All or a portion of the security is pledged as collateral for open reverse repurchase agreements. See Note 1K. The following table presents the Fund’s collateral pledged as of April 30, 2016:

Counterparty	Reverse Repurchase Agreements	Value of Non-cash Collateral Pledged*	Net Amount
Royal Bank of Canada	$856,557	$(856,557)	$—

*	Amount does not include excess collateral pledged.

(e)	Perpetual bond with no specified maturity date.
(f)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at April 30, 2016 was $29,450, which represented less than 1% of the Fund’s Net Assets.
(g)	Foreign denominated security. Principal amount is denominated in the currency indicated.
(h)	Principal amount of security and interest payments are adjusted for inflation. See Note 1I.
(i)	Security traded on a discount basis. The interest rate shown represents the discount rate at the time of purchase by the Fund.
(j)	All or a portion of the value was pledged and/or designated as collateral to cover margin requirements for open futures contracts and centrally cleared swap agreements. See Note 1N, 1Q and Note 4.
(k)	The money market fund and the Fund are affiliated by having the same investment adviser. The rate shown is the 7-day SEC standardized yield as of April 30, 2016.
(l)	The table below details options purchased:

Open Over-The-Counter Foreign Currency Options Purchased
Description	Type of Contract	Counterparty	Expiration Date	Strike Price		Notional Value		Value
GBP versus USD	Put	Deutsche Bank Securities Inc.	06/28/2016	USD	1.415	GBP	700,000	$11,732
USD versus SGD	Call	Goldman Sachs International	06/07/2016	SGD	1.400	USD	2,200,000	1,358
USD versus TWD	Call	Goldman Sachs International	06/07/2016	TWD	33.10	USD	2,000,000	2,802
Subtotal Foreign Currency Options Purchased — Currency Risk								$15,892

Abbreviations

GBP	– British Pound Sterling
SGD	– Singapore Dollar
TWD	– Taiwan Dollar
USD	– U.S. Dollar

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Unconstrained Bond Fund

Open Over-The-Counter Interest Rate Swaptions Purchased
Description	Type of Contract	Counterparty	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Value	Value
5 Year Interest Rate Swap	Put	Goldman Sachs International	1.39%	Pay	3 Month USD LIBOR	06/23/2016	$4,800,000	$14,894
7 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.77	Pay	3 Month USD LIBOR	06/02/2016	5,100,000	2,484
7 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	1.81	Pay	3 Month USD LIBOR	06/06/2016	3,600,000	1,570
10 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.56	Receive	3 Month USD LIBOR	07/26/2016	1,550,000	11,088
10 Year Interest Rate Swap	Call	Morgan Stanley Capital Services LLC	1.40	Receive	3 Month USD LIBOR	07/12/2016	2,500,000	7,294
10 Year Interest Rate Swap	Put	Deutsche Bank Securities Inc.	2.09	Pay	3 Month USD LIBOR	07/26/2016	1,550,000	4,933
10 Year Interest Rate Swap	Put	Goldman Sachs International	1.95	Pay	3 Month USD LIBOR	07/19/2016	2,200,000	11,750
10 Year Interest Rate Swap	Put	Morgan Stanley Capital Services LLC	1.92	Pay	3 Month USD LIBOR	07/12/2016	2,500,000	13,475
Subtotal Interest Rate Swaptions Purchased — Interest Rate Risk								67,488
Total Options Purchased (Cost $206,155)								$83,380

Abbreviations

LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Portfolio Composition*

By security type, based on Total Investments

as of April 30, 2016

Mortgage-Backed Securities	26.1%
U.S. Treasury Securities	25.4
Asset-Backed Securities	24.2
U.S. Dollar Denominated Bonds and Notes	11.6
Non-U.S. Dollar Denominated Bonds & Notes	11.0
Municipal Obligations	1.2
U.S. Government Sponsored Agency Mortgage-Backed Securities	0.5

*	Excluding options purchased and money market fund holdings.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Unconstrained Bond Fund

Statement of Assets and Liabilities

April 30, 2016

(Unaudited)

Assets:
Investments, at value (Cost $23,140,203)	$22,919,707
Investments in affiliated money market funds, at value and cost	2,621,178
Total investments, at value (Cost $25,761,381)	25,540,885
Cash	5,409
Foreign currencies, at value (Cost $57,556)	58,359
Receivable for:
Variation margin — centrally cleared swap agreements	7,073
Dividends and interest	107,027
Fund expenses absorbed	9,272
Swaps receivables — OTC	219
Investment for trustee deferred compensation and retirement plans	2,379
Unrealized appreciation on forward foreign currency contracts outstanding	102,082
Other assets	44,904
Total assets	25,877,609

Liabilities:
Payable for:
Fund shares reacquired	13
Options written, at value (premiums received $111,941)	42,073
Reverse repurchase agreements	856,557
Swaps payable — OTC	343
Variation margin — futures	5,722
Variation margin — centrally cleared swap agreements	684
Accrued fees to affiliates	3,900
Accrued trustees’ and officers’ fees and benefits	2,017
Accrued other operating expenses	37,596
Trustee deferred compensation and retirement plans	2,379
Premiums received on swap agreements — OTC	6,674
Unrealized depreciation on forward foreign currency contracts outstanding	206,211
Unrealized depreciation on swap agreements — OTC	601
Total liabilities	1,164,770
Net assets applicable to shares outstanding	$24,712,839

Net assets consist of:
Shares of beneficial interest	$26,338,186
Undistributed net investment income	17,628
Undistributed net realized gain (loss)	(1,268,950)
Net unrealized appreciation (depreciation)	(374,025)
$24,712,839

Net Assets:
Class A	$12,192,818
Class C	$328,593
Class R	$9,363
Class Y	$12,163,329
Class R5	$9,368
Class R6	$9,368

Shares outstanding, $0.01 par value per share, with an unlimited number of shares authorized:
Class A	1,303,285
Class C	35,133
Class R	1,001
Class Y	1,299,737
Class R5	1,001
Class R6	1,001
Class A:
Net asset value per share	$9.36
Maximum offering price per share
(Net asset value of $9.36 ÷ 95.75%)	$9.78
Class C:
Net asset value and offering price per share	$9.35
Class R:
Net asset value and offering price per share	$9.35
Class Y:
Net asset value and offering price per share	$9.36
Class R5:
Net asset value and offering price per share	$9.36
Class R6:
Net asset value and offering price per share	$9.36

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Unconstrained Bond Fund

Statement of Operations

For the six months ended April 30, 2016

(Unaudited)

Investment income:
Interest (net of foreign withholding taxes of $918)	$500,304
Dividends from affiliated money market funds	2,736
Total investment income	503,040

Expenses:
Advisory fees	88,125
Administrative services fees	24,863
Custodian fees	9,844
Distribution fees:
Class A	15,670
Class C	1,876
Class R	24
Interest	6,405
Transfer agent fees — A, C, R and Y	4,006
Transfer agent fees — R5	5
Transfer agent fees — R6	5
Trustees’ and officers’ fees and benefits	9,342
Registration and filing fees	35,240
Reports to shareholders	11,061
Professional services fees	30,113
Other	14,452
Total expenses	251,031
Less: Fees waived and expenses reimbursed	(129,656)
Net expenses	121,375
Net investment income	381,665

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(865,583)
Foreign currencies	(9,108)
Forward foreign currency contracts	(3,801)
Futures contracts	(238,332)
Option contracts written	(664)
Swap agreements	(110,885)
(1,228,373)
Change in net unrealized appreciation (depreciation) of:
Investment securities	66,688
Foreign currencies	3,002
Forward foreign currency contracts	(146,989)
Futures contracts	30,966
Option contracts written	67,684
Swap agreements	(360,872)
(339,521)
Net realized and unrealized gain (loss)	(1,567,894)
Net increase (decrease) in net assets resulting from operations	$(1,186,229)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Unconstrained Bond Fund

Statement of Changes in Net Assets

For the six months ended April 30, 2016 and the year ended October 31, 2015

(Unaudited)

	April 30, 2016	October 31, 2015
Operations:
Net investment income	$381,665	$616,996
Net realized gain (loss)	(1,228,373)	(119,965)
Change in net unrealized appreciation (depreciation)	(339,521)	(131,192)
Net increase (decrease) in net assets resulting from operations	(1,186,229)	365,839

Distributions to shareholders from net investment income:
Class A	(129,929)	(300,387)
Class C	(2,280)	(939)
Class R	(86)	(213)
Class Y	(142,350)	(327,729)
Class R5	(111)	(259)
Class R6	(111)	(259)
Total distributions from net investment income	(274,867)	(629,786)

Return of capital:
Class A	—	(21,703)
Class C	—	(139)
Class R	—	(17)
Class Y	—	(21,532)
Class R5	—	(17)
Class R6	—	(17)
Total return of capital	—	(43,425)

Distributions to shareholders from net realized gains:
Class A	—	(19,520)
Class C	—	(36)
Class R	—	(16)
Class Y	—	(19,519)
Class R5	—	(16)
Class R6	—	(16)
Total distributions from net realized gains	—	(39,123)

Share transactions–net:
Class A	(120,147)	684,229
Class C	94,661	247,895
Class Y	160,281	314,828
Net increase in net assets resulting from share transactions	134,795	1,246,952
Net increase (decrease) in net assets	(1,326,301)	900,457

Net assets:
Beginning of period	26,039,140	25,138,683
End of period (includes undistributed net investment income of $17,628 and $(89,170), respectively)	$24,712,839	$26,039,140

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Unconstrained Bond Fund

Notes to the Financial Statements

April 30, 2016

(Unaudited)

NOTE 1—Significant Accounting Policies

Invesco Unconstrained Bond Fund (the “Fund”) is a series portfolio of AIM Investment Funds (Invesco Investment Funds) (the “Trust”). The Trust is organized as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end series management investment company consisting of twenty-four separate series portfolios, each authorized to issue an unlimited number of shares of beneficial interest. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class.

The Fund’s investment objective is to provide a positive absolute return over a full market cycle.

The Fund currently consists of six different classes of shares: Class A, Class C, Class R, Class Y, Class R5 and Class R6. Class Y shares are available only to certain investors. Class A shares are sold with a front-end sales charge unless certain waiver criteria are met and under certain circumstances load waived shares may be subject to contingent deferred sales charges (“CDSC”). Class C shares are sold with a CDSC. Class R, Class Y, Class R5 and Class R6 shares are sold at net asset value.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Securities, including restricted securities, are valued according to the following policy.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

A security listed or traded on an exchange (except convertible securities) is valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded. Options not listed on an exchange are valued by an independent source at the mean between the last bid and asked prices. For purposes of determining net asset value (“NAV”) per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end-of-day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Swap agreements are fair valued using an evaluated quote, if available, provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end-of-day net present values, spreads, ratings, industry, company performance and returns of referenced assets.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

The Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

12                         Invesco Unconstrained Bond Fund

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income (net of withholding tax, if any) is recorded on the accrual basis from settlement date. Paydown gains and losses on mortgage and asset-backed securities are recorded as adjustments to interest income. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and the Statement of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

The Fund allocates realized and unrealized capital gains and losses to a class based on the relative net assets of each class. The Fund allocates income to a class based on the relative value of the settled shares of each class.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from net investment income, if any, are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Fund may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.
E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed the Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Expenses — Fees provided for under the Rule 12b-1 plan of a particular class of the Fund are charged to the operations of such class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses attributable to Class R5 and Class R6 are allocated to each share class based on relative net assets. Sub-accounting fees attributable to Class R5 are charged to the operations of the class. Transfer agency fees and expenses and other shareholder recordkeeping fees and expenses relating to all other classes are allocated among those classes based on relative net assets. All other expenses are allocated among the classes based on relative net assets.
G.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
H.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
I.	Treasury Inflation-Protected Securities — The Fund may invest in Treasury Inflation-Protected Securities (“TIPS”). TIPS are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The principal value of TIPS will be adjusted upward or downward, and any increase or decrease in the principal amount of TIPS will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.
J.

Structured Securities — The Fund may invest in structured securities. Structured securities are a type of derivative security whose value is determined by reference to changes in the value of underlying securities, currencies, interest rates, commodities, indices or other financial indicators (“reference instruments”). Most structured securities are fixed-income securities that have maturities of three years or less. Structured

13                         Invesco Unconstrained Bond Fund

securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying reference instrument appreciates) and may have return characteristics similar to direct investments in the underlying reference instrument.

Structured securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference instruments. In addition to the credit risk of structured securities and the normal risks of price changes in response to changes in interest rates, the principal amount of structured notes or indexed securities may decrease as a result of changes in the value of the underlying reference instruments. Changes in the daily value of structured securities are recorded as unrealized gains (losses) in the Statement of Operations. When the structured securities mature or are sold, the Fund recognizes a realized gain (loss) on the Statement of Operations.

K.	Reverse Repurchase Agreements — The Fund may enter into reverse repurchase agreements. Reverse repurchase agreements involve the sale of securities held by the Fund, with an agreement that the Fund will repurchase such securities at an agreed upon price and date. The Fund will use the proceeds of a reverse repurchase agreement (which are considered to be borrowings under the 1940 Act) to purchase other permitted securities either maturing, or under an agreement to resell, at a date simultaneous with or prior to the expiration of the reverse repurchase agreement. The agreements are collateralized by the underlying securities and are carried at the amount at which the securities subsequently will be repurchased as specified in the agreements. Expenses under the Reverse Repurchase Agreements are showin in the Statement of Operations as Interest, facilities and maintenance fees.
L.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests and are shown in the Statement of Operations.

M.	Forward Foreign Currency Contracts — The Fund may engage in foreign currency transactions either on a spot (i.e. for prompt delivery and settlement) basis, or through forward foreign currency contracts, to manage or minimize currency or exchange rate risk.

The Fund may also enter into forward foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security, or the Fund may also enter into forward foreign currency contracts that do not provide for physical settlement of the two currencies, but instead are settled by a single cash payment calculated as the difference between the agreed upon exchange rate and the spot rate at settlement based upon an agreed upon notional amount (non-deliverable forwards). The Fund will set aside liquid assets in an amount equal to daily mark-to-market obligation for forward foreign currency contracts.

A forward foreign currency contract is an obligation between two parties (“Counterparties”) to purchase or sell a specific currency for an agreed-upon price at a future date. The use of forward foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with forward foreign currency contracts include failure of the Counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.

N.	Futures Contracts — The Fund may enter into futures contracts to manage exposure to interest rate, equity and market price movements and/or currency risks. A futures contract is an agreement between Counterparties to purchase or sell a specified underlying security, currency or commodity (or delivery of a cash settlement price, in the case of an index future) for a fixed price at a future date. The Fund currently invests only in exchange-traded futures and they are standardized as to maturity date and underlying financial instrument. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities or cash as collateral at the futures commission merchant (broker). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by recalculating the value of the contracts on a daily basis. Subsequent or variation margin payments are received or made depending upon whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities. When the contracts are closed or expire, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund’s basis in the contract. The net realized gain (loss) and the change in unrealized gain (loss) on futures contracts held during the period is included on the Statement of Operations. The primary risks associated with futures contracts are market risk and the absence of a liquid secondary market. If the Fund were unable to liquidate a futures contract and/or enter into an offsetting closing transaction, the Fund would continue to be subject to market risk with respect to the value of the contracts and continue to be required to maintain the margin deposits on the futures contracts. Futures contracts have minimal Counterparty risk since the exchange’s clearinghouse, as Counterparty to all exchange-traded futures, guarantees the futures against default. Risks may exceed amounts recognized in the Statement of Assets and Liabilities.
O.

Call Options Written and Purchased — The Fund may write covered call options and/or buy call options. A covered call option gives the purchaser of such option the right to buy, and the writer the obligation to sell, the underlying security or foreign currency at the stated exercise price during the option period for American style options or at expiration date for European style options. Options written by the Fund normally

14                         Invesco Unconstrained Bond Fund

will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

When the Fund writes a covered call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability in the Statement of Assets and Liabilities. The amount of the liability is subsequently “marked-to-market” to reflect the current market value of the option written. If a written covered call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written covered call option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in writing a covered call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised.

When the Fund buys a call option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities. The amount of the investment is subsequently “marked-to-market” to reflect the current value of the option purchased. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

P.	Put Options Purchased and Written — The Fund may purchase and write put options including options on securities indexes, or foreign currency and/or futures contracts. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option’s underlying instrument may be a security, securities index, or a futures contract.

Additionally, the Fund may enter into an option on a swap agreement, also called a “swaption”. A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a market-based premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate or index. Swaptions also include options that allow an existing swap to be terminated or extended by one of the Counterparties.

Put options may be used by the Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund’s resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the underlying portfolio securities. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying instrument to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received. Put options written are reported as a liability in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations as Net realized gain from Investment securities. A risk in buying an option is that the Fund pays a premium whether or not the option is exercised. In addition, there can be no assurance that a liquid secondary market will exist for any option purchased.

Q.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between Counterparties. A swap agreement may be negotiated bilaterally and traded over-the-counter (“OTC”) between two parties (“uncleared/OTC”) or, in some instances, must be transacted through a future commission merchant (“FCM”) and cleared through a clearinghouse that serves as a central Counterparty (“centrally cleared swap”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

In a centrally cleared swap, the Fund’s ultimate Counterparty is a central clearinghouse. The Fund initially will enter into centrally cleared swaps through an executing broker. When a fund enters into a centrally cleared swap, it must deliver to the central Counterparty (via the FCM) an amount referred to as “initial margin.” Initial margin requirements are determined by the central Counterparty, but an FCM may require additional initial margin above the amount required by the central Counterparty. Initial margin deposits required upon entering into centrally cleared swaps are satisfied by cash or securities as collateral at the FCM. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities. During the term of a cleared swap agreement, a “variation margin” amount may be required to be paid by the Fund or may be received by the Fund, based on the daily change in price of the underlying reference instrument subject to the swap agreement and is recorded as a receivable or payable for variation margin in the Statement of Assets and Liabilities until the centrally cleared swap is terminated at which time a realized gain or loss is recorded.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs (such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation

15                         Invesco Unconstrained Bond Fund

to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its Counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a Counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from Counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the Counterparty and by the designation of collateral by the Counterparty to cover the Fund’s exposure to the Counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

An interest rate swap is an agreement between Counterparties pursuant to which the parties exchange a floating rate payment for a fixed rate payment based on a specified notional amount.

Changes in the value of centrally cleared and OTC swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statement of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and Counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements. A short position in a security poses more risk than holding the same security long. As there is no limit on how much the price of the security can increase, the Fund’s exposure is unlimited.

Notional amounts of each individual credit default swap agreement outstanding as of April 30, 2016 for which the Fund is the seller of protection are disclosed in the open swap agreements table. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Fund for the same referenced entity or entities.

R.	Leverage Risk — Leverage exists when the Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
S.	Other Risks — The Fund is non-diversified and may invest in securities of fewer issuers than if it were diversified. Thus, the value of the Fund’s shares may vary more widely and the Fund may be subject to greater market and credit risk than if the Fund invested more broadly.

The Fund may invest in lower-quality debt securities, i.e., “junk bonds”. Investments in lower-rated securities or unrated securities of comparable quality tend to be more sensitive to economic conditions than higher rated securities. Junk bonds involve a greater risk of default by the issuer because such securities are generally unsecured and are often subordinated to other creditors’ claim.

T.	Collateral — To the extent the Fund has designated or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Trust has entered into a master investment advisory agreement with Invesco Advisers, Inc. (the “Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser based on the annual rate of the Fund’s average daily net assets as follows:

Average Daily Net Assets	Rate
First $1 billion	0.70%
Next $3.5 billion	0.65%
Over $4.5 billion	0.55%

For the six months ended April 30, 2016, the effective advisory fees incurred by the Fund was 0.70%.

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc., Invesco Canada Ltd. and Invesco PowerShares Capital Management LLC (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay

16                         Invesco Unconstrained Bond Fund

40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Affiliated Sub-Adviser(s).

The Adviser has contractually agreed, through at least February 28, 2017, to waive advisory fees and/or reimburse expenses of all shares to the extent necessary to limit total annual fund operating expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares to 1.03%, 1.78%, 1.28%, 0.78%, 0.78% and 0.78%, respectively, of the Fund’s average daily net assets (the “expense limits”). In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the total annual fund operating expenses after fee waiver and/or expense reimbursement to exceed the numbers reflected above: (1) interest; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Fund has incurred but did not actually pay because of an expense offset arrangement. Acquired Fund Fees and Expenses are not operating expenses of the Fund directly, but are fees and expenses, including management fees of the investment companies in which the Fund invests. As a result, the total annual fund operating expenses after expense reimbursement may exceed the expense limits above. Unless Invesco continues the fee waiver agreement, it will terminate on February 28, 2017. During its term, the fee waiver agreement cannot be terminated or amended to increase the expense limits without approval of the Board of Trustees. To the extent that the annualized expense ratio does not exceed the expense limits, the Adviser will retain its ability to be reimbursed for such fee waivers or reimbursements prior to the end of each fiscal year.

Further, the Adviser has contractually agreed, through at least June 30, 2018, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives on the Fund’s investments in certain affiliated funds.

For the six months ended April 30, 2016, the Adviser waived advisory fees of $88,125, reimbursed fund level expense of $37,516 and reimbursed class level expenses of $1,996, $60, $1, $1,948, $5 and $5 of Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.

The Trust has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Administrative services fees.

The Trust has entered into a transfer agency and service agreement with Invesco Investment Services, Inc. (“IIS”) pursuant to which the Fund has agreed to pay IIS a fee for providing transfer agency and shareholder services to the Fund and reimburse IIS for certain expenses incurred by IIS in the course of providing such services. IIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. All fees payable by IIS to intermediaries that provide omnibus account services or sub-accounting are charged back to the Fund, subject to certain limitations approved by the Trust’s Board of Trustees. For the six months ended April 30, 2016, expenses incurred under the agreement are shown in the Statement of Operations as Transfer agent fees.

The Trust has entered into master distribution agreements with Invesco Distributors, Inc. (“IDI”) to serve as the distributor for the Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund’s Class A, Class C and Class R shares (collectively the “Plans”). The Fund, pursuant to the Plans, pays IDI compensation at the annual rate of 0.25% of the Fund’s average daily net assets of Class A shares, 1.00% of the average daily net assets of Class C shares and 0.50% of the average daily net assets of Class R shares. Of the Plan payments, up to 0.25% of the average daily net assets of each class of shares may be paid to furnish continuing personal shareholder services to customers who purchase and own shares of such classes. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. Rules of the Financial Industry Regulatory Authority (“FINRA”) impose a cap on the total sales charges, including asset-based sales charges, that may be paid by any class of shares of the Fund. For the six months ended April 30, 2016, expenses incurred under the Plans are shown in the Statement of Operations as Distribution fees.

Front-end sales commissions and CDSC (collectively, the “sales charges”) are not recorded as expenses of the Fund. Front-end sales commissions are deducted from proceeds from the sales of Fund shares prior to investment in Class A shares of the Fund. CDSC are deducted from redemption proceeds prior to remittance to the shareholder. During the six months ended April 30, 2016, IDI advised the Fund that IDI retained $175 in front-end sales commissions from the sale of Class A shares.

Certain officers and trustees of the Trust are officers and directors of the Adviser, IIS and/or IDI.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

17                         Invesco Unconstrained Bond Fund

The following is a summary of the tiered valuation input levels, as of April 30, 2016. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Equity Securities	$2,621,178	$—	$—	$2,621,178
U.S. Treasury Securities	—	5,794,420	—	5,794,420
Corporate Debt Securities	—	2,456,277	—	2,456,277
U.S. Government Sponsored Agency Securities	—	119,159	—	119,159
Asset-Backed Securities	—	11,490,072	—	11,490,072
Municipal Obligations	—	265,731	—	265,731
Foreign Debt Securities	—	1,550,680	—	1,550,680
Foreign Sovereign Debt Securities	—	1,159,988	—	1,159,988
Options Purchased	—	83,380	—	83,380
	2,621,178	22,919,707	—	25,540,885
Forward Foreign Currency Contracts*	—	(104,129)	—	(104,129)
Futures Contracts*	986	—	—	986
Options Written*	—	(42,073)	—	(42,073)
Swap Agreements*	(121,623)	(601)	—	(122,224)
Total Investments	$2,500,541	$22,772,904	$—	$25,273,445

*	Forward foreign currency contracts, futures contracts and swap agreements are valued at unrealized appreciation (depreciation). Options written are shown at value.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2016:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk:
Swap agreements(a)(b)	$—	$(103,586)
Currency risk:
Forward foreign currency contracts(c)	102,082	(206,211)
Options purchased(d)	15,892	—
Options written(e)	—	(8,565)
Interest rate risk:
Futures contracts(f)	33,926	(32,940)
Options purchased(d)	67,488	—
Options written(e)	—	(33,508)
Swap agreements(a)	74,927	(93,565)
Total	$294,315	$(478,375)

(a)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized depreciation on swap agreements — OTC.
(b)	Includes cumulative appreciation (depreciation) of centrally cleared swap agreements. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.
(c)	Values are disclosed on the Statement of Assets and Liabilities under the caption Unrealized appreciation on forward foreign currency contracts outstanding and Unrealized depreciation on forward foreign currency contracts outstanding.
(d)	Options purchased at value as reported in the Schedule of Investments.
(e)	Values are disclosed on the Statement of Assets and Liabilities under the caption Options written, at value.
(f)	Includes cumulative appreciation (depreciation) of futures contracts. Only current day’s variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

18                         Invesco Unconstrained Bond Fund

Effect of Derivative Investments for the six months ended April 30, 2016

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased(a)	Options Written	Swap Agreements
Realized Gain (Loss):
Credit risk	$—	$—	$—	$—	$23,306
Currency risk	(3,801)	—	26,753	(664)	(172)
Equity risk	—	—	—	—	(53,135)
Interest rate risk	—	(238,332)	(135,606)	—	(80,884)
Change in Net Unrealized Appreciation (Depreciation):
Credit risk	$—	$—	$—	$—	$(86,392)
Currency risk	(146,989)	—	(50,674)	18,584	—
Equity risk	—	—	—	—	(131,117)
Interest rate risk	—	30,966	143,913	49,100	(143,363)
Total	$(150,790)	$(207,366)	$(15,614)	$67,020	$(471,757)

(a)	Options purchased are included in the net realized gain (loss) from investment securities and the change in net unrealized appreciation (depreciation) of investment securities.

The table below summarizes the average notional value of forward foreign currency contracts, futures contracts, options purchased, options written and swap agreements outstanding during the period.

	Forward Foreign Currency Contracts	Futures Contracts	Options Purchased	Options Written	Swap Agreements
Average notional value	$12,416,408	$22,244,106	$38,222,957	$11,953,696	$24,005,560

Open Forward Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation (Depreciation)
		Deliver		Receive
05/02/16	Goldman Sachs International	KRW	1,370,000,000	USD	1,130,128	$1,201,661	$(71,533)
05/02/16	Goldman Sachs International	USD	1,176,115	KRW	1,370,000,000	1,201,661	25,546
05/03/16	Citigroup Global Markets Inc.	USD	201,191	MXN	3,700,000	214,951	13,760
05/03/16	Morgan Stanley Capital Services LLC	MXN	6,150,000	USD	320,842	357,283	(36,441)
05/03/16	Morgan Stanley Capital Services LLC	USD	133,272	MXN	2,450,000	142,332	9,060
06/10/16	CIBC World Markets Corp.	USD	202,974	SGD	275,000	204,257	1,283
06/10/16	Citigroup Global Markets Inc.	GBP	199,708	USD	283,553	291,839	(8,286)
06/10/16	Goldman Sachs International	EUR	393,001	USD	436,768	450,596	(13,828)
06/10/16	Goldman Sachs International	USD	1,385,935	EUR	1,225,000	1,404,527	18,592
06/10/16	J.P. Morgan Securities LLC	SGD	275,000	USD	198,783	204,257	(5,474)
06/14/16	CIBC World Markets Corp.	GBP	169,331	USD	242,222	247,423	(5,201)
06/14/16	CIBC World Markets Corp.	JPY	26,000,000	USD	238,449	244,642	(6,193)
06/14/16	CIBC World Markets Corp.	USD	642,235	EUR	570,000	653,627	11,392
06/14/16	CIBC World Markets Corp.	USD	371,547	JPY	41,100,000	386,723	15,176
06/14/16	Citigroup Global Markets Inc.	EUR	2,650,870	USD	2,992,978	3,039,791	(46,813)
06/14/16	Morgan Stanley Capital Services LLC	EUR	445,000	GBP	344,311	489,628	(7,129)
06/14/16	Morgan Stanley Capital Services LLC	GBP	175,000	USD	250,423	255,736	(5,313)
06/14/16	Morgan Stanley Capital Services LLC	USD	251,883	EUR	225,000	258,011	6,128
06/28/16	CIBC World Markets Corp.	USD	240,923	GBP	165,000	241,135	212
04/28/17	Deutsche Bank Securities Inc.	CNY	3,330,250	USD	500,000	499,067	933
Total Open Forward Foreign Currency Contracts — Currency Risk							$(104,129)

Currency Abbreviations:

EUR	– Euro
CNY	– Chinese Yuan

GBP	– British Pound Sterling
JPY	– Japanese Yen

KRW	– South Korean Won
MXN	– Mexican New Peso

SGD	– Singapore Dollar
USD	– United States Dollar

19                         Invesco Unconstrained Bond Fund

Open Futures Contracts
Futures Contracts	Type of Contract	Number of Contracts	Expiration Month	Notional Value	Unrealized Appreciation (Depreciation)
90 Day Euro Bonds	Long	74	March-2018	$18,283,550	$26,664
90 Day Euro Bonds	Short	74	March-2019	(18,236,375)	(29,959)
U.S. Treasury 5 Year Notes	Long	3	June-2016	362,742	243
U.S. Treasury 10 Year Notes	Short	5	June-2016	(650,313)	(2,981)
U.S. Treasury Ultra Bonds	Short	5	June-2016	(856,719)	7,019
Total Futures Contracts — Interest Rate Risk					$986

Open Over-The-Counter Foreign Currency Options Written
Description	Type of Contract	Counterparty	Expiration Date	Strike Price	Premiums Received	Notional Value	Value	Unrealized Appreciation
GBP versus USD	Put	Deutsche Bank Securities Inc.	06/28/16	USD 1.305	$(8,134)	GBP 700,000	$(2,301)	$5,833
USD versus CNY	Call	Deutsche Bank Securities Inc.	04/26/17	CNY 7.250	(6,265)	USD 500,000	(5,844)	421
USD versus SGD	Call	Goldman Sachs International	06/07/16	SGD 1.450	(8,358)	USD 2,200,000	(108)	8,250
USD versus TWD	Call	Goldman Sachs International	06/07/16	TWD 34.470	(6,576)	USD 2,000,000	(312)	6,264
Subtotal Foreign Currency Options Written — Currency Risk					$(29,333)		$(8,565)	$20,768

Open Over-The-Counter Interest Rate Swaptions Written
Description	Type of Contract	Counterparty	Exercise Rate	Pay/ Receive Exercise Rate	Floating Rate Index	Expiration Date	Premiums Received	Notional Value	Value	Unrealized Appreciation
2 Year Interest Rate Swap	Put	Goldman Sachs International	1.05%	Receive	3 Month USD LIBOR	06/23/16	$(14,030)	6,100,000	$(4,947)	$9,083
7 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.19	Pay	3 Month USD LIBOR	06/02/16	(22,440)	5,100,000	(3,144)	19,296
7 Year Interest Rate Swap	Call	Deutsche Bank Securities Inc.	1.23	Pay	3 Month USD LIBOR	06/06/16	(16,098)	3,600,000	(3,821)	12,277
10 Year Interest Rate Swap	Call	Goldman Sachs International	1.41	Pay	3 Month USD LIBOR	07/19/16	(12,540)	2,200,000	(7,702)	4,838
30 Year Interest Rate Swap	Put	Goldman Sachs International	2.18	Receive	3 Month USD LIBOR	06/23/16	(17,500)	500,000	(13,894)	3,606
Subtotal Interest Rate Swaptions Written — Interest Rate Risk							(82,608)		(33,508)	49,100
Total Options Written							$(111,941)		$(42,073)	$69,868

Options Written Transactions
		Call Options
		Notional Value	Premiums Received
Beginning of Period	USD	2,100,000	$10,630
Written	USD	16,330,000	76,438
Closed	USD	(1,780,000)	(11,891)
Expired	USD	(1,050,000)	(2,900)
End of Period	USD	15,600,000	$72,277

Abbreviations:

CNY	– Chinese Yuan
GBP	–British Pound Sterling
LIBOR	–London Interbank Offered Rate

SGD	– Singapore Dollar
TWD	– Taiwan Dollar
USD	– U.S. Dollar

20                         Invesco Unconstrained Bond Fund

Options Written Transactions
	Put Options
		Notional Value		Notional Value		Notional Value	Premiums Received
Beginning of Period	EUR	470,000	GBP	—	USD	—	$2,223
Written	EUR	—	GBP	700,000	USD	6,600,000	39,664
Closed	EUR	(470,000)	GBP	—	USD	—
Expired	EUR	—	GBP	—	USD	—	(2,223)
End of Period	EUR	—	GBP	700,000	USD	6,600,000	$39,664

Open Centrally Cleared Credit Default Swap Agreements — Credit Risk
Counterparty/Clearinghouse	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Markit CDX North America Investment Grade Index, Series 25	Buy	(1.00)%	12/20/20	0.82%	$(6,500,000)	$47,433	$(102,985)

Open Centrally Cleared Interest Rate Swap Agreements
Counterparty/Clearinghouse	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Termination Date	Notional Value		Unrealized Appreciation (Depreciation)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.328%	04/27/21	USD	1,600,000	$5,024
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	1.676	02/11/26	USD	250,000	(814)
Credit Suisse Securities (USA) LLC/CME	Pay	3 Month USD LIBOR	2.396	01/13/36	USD	1,250,000	59,231
Credit Suisse Securities (USA) LLC/CME	Receive	3 Month USD LIBOR	2.456	07/17/25	USD	(1,250,000)	(86,230)
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EURIBOR	0.877	04/30/30	EUR	(400,000)	6,996
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month EURIBOR	0.882	04/30/30	EUR	(220,000)	3,676
Credit Suisse Securities (USA) LLC/CME	Receive	6 Month JPY LIBOR	0.235	02/08/26	JPY	(77,000,000)	(6,521)
Total Interest Rate Swap Agreements — Interest Rate Risk							$(18,638)

Open Over-The-Counter Credit Default Swap Agreements — Credit Risk
Counterparty	Reference Entity	Buy/Sell Protection	(Pay)/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation (Depreciation)
Goldman Sachs International	McKesson Corp.	Buy	(1.00)%	03/20/19	0.16%	$(300,000)	$(6,674)	$(601)

(a)	Implied credit spreads represent the current level as of April 30, 2016 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

Abbreviations:

CME	– Chicago Mercantile Exchange
EUR	– Euro
EURIBOR	– Euro Interbank Offered Rate

GBP	– British Pound Sterling
JPY	– Japanese Yen
LIBOR	– London Interbank Offered Rate
USD	– U.S. Dollar

Offsetting Assets and Liabilities

Accounting Standards Update (“ASU”) No. 2011-11, Disclosures about Offsetting Assets and Liabilities, which was subsequently clarified in Financial Accounting Standards Board ASU 2013-01 “Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities” is intended to enhance disclosures about financial instruments and derivative instruments that are subject to offsetting arrangements on the Statement of Assets and Liabilities and to enable investors to better understand the effect of those arrangements on the Fund’s financial position. In order for an arrangement to be eligible for netting, the Fund must have a basis to conclude that such netting arrangements are legally enforceable. The Fund enters into netting agreements and collateral agreements in an attempt to reduce the Fund’s Counterparty credit risk by providing for a single net settlement with a Counterparty of all financial transactions covered by the agreement in an event of default as defined under such agreement.

21                         Invesco Unconstrained Bond Fund

The following tables present derivative instruments that are either subject to an enforceable netting agreement or offset by collateral arrangements as of April 30, 2016.

Counterparty	Gross amounts of Recognized Assets	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Received
			Non-Cash	Cash
CIBC World Markets Corp.(a)	$28,063	$(11,394)	$—	$—	$16,669
Citigroup Global Markets Inc.(a)	13,760	(13,760)	—	—	—
Credit Suisse Securities (USA) LLC/CME(b)	74,927	(74,927)	—	—	—
Deutsche Bank Securities Inc.(a)	933	—	—	—	933
Deutsche Bank Securities Inc.(c)	31,807	—	—	—	31,807
Goldman Sachs International(a)	44,138	(44,138)	—	—	—
Goldman Sachs International(c)	30,804	—	—	—	30,804
J.P. Morgan Chase Bank, N.A.(d)	219	—	—	—	219
Morgan Stanley Capital Services LLC(a)	15,188	(15,188)	—	—	—
Morgan Stanley Capital Services LLC(c)	20,769	—	—	—	20,769
Total	$260,608	$(159,407)	$—	$—	$101,201

Counterparty	Gross amounts of Recognized Liabilities	Gross Amounts Not Offset in the Statement of Assets and Liabilities			Net Amount
		Financial Instruments	Collateral Pledged
			Non-Cash	Cash
CIBC World Markets Corp.(a)	$11,394	$(11,394)	$—	$—	$—
Citigroup Global Markets Inc.(a)	55,099	(13,760)	—	—	41,339
Credit Suisse Securities (USA) LLC/CME(b)	196,550	(74,927)	(121,623)	—	—
Deutsche Bank Securities Inc.(e)	15,110	—	—	—	15,110
Goldman Sachs International(a)	85,361	(44,138)	—	—	41,223
Goldman Sachs International(d)	7,618	—	—	—	7,618
Goldman Sachs International(e)	26,963	—	—	—	26,963
J.P. Morgan Securities LLC(a)	5,474	—	—	—	5,474
Morgan Stanley Capital Services LLC(a)	48,883	(15,188)	—	—	33,695
Total	$452,452	$(159,407)	$(121,623)	$—	$171,422

(a)	Forward foreign currency contracts Counterparty.
(b)	Swap agreements — centrally cleared Counterparty. Includes cumulative appreciation (depreciation).
(c)	Options purchased — OTC Counterparty.
(d)	Swap agreements — OTC Counterparty.
(e)	Options written — OTC Counterparty.

NOTE 5—Trustees’ and Officers’ Fees and Benefits

Trustees’ and Officers’ Fees and Benefits include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund. Trustees have the option to defer compensation payable by the Fund, and Trustees’ and Officers’ Fees and Benefits also include amounts accrued by the Fund to fund such deferred compensation amounts. Those Trustees who defer compensation have the option to select various Invesco Funds in which their deferral accounts shall be deemed to be invested. Obligations under the deferred compensation plan represent unsecured claims against the general assets of the Fund.

NOTE 6—Cash Balances

The Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period-end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

During the six months ended April 30, 2016, the average daily balance of borrowings under the reverse repurchase agreements was $423,800, with a weighted interest rate of 1.61% and interest expense of $6,405. Expenses under the reverse repurchase agreements are shown in the Statement of Operations as Interest.

22                         Invesco Unconstrained Bond Fund

Reverse repurchase agreements outstanding as of April 30, 2016 were as follows:

Counterparty	Interest Rate	Maturity Date	Face Value	Face Value Including Accrued Interest
Royal Bank of Canada	1.747%	December 15, 2015	$433,000	$435,919
Royal Bank of Canada	1.762	December 23, 2015	418,000	420,638
Total			$851,000	$856,557

NOTE 7—Tax Information

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryforward) under income tax regulations. The tax character of distributions paid during the year and the tax components of net assets will be reported at the Fund’s fiscal year-end.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund had a capital loss carryforward as of October 31, 2015, which expires as follows:

Capital Loss Carryforward
Expiration	Short-Term	Long-Term	Total
Not subject to expiration	$—	$38,128	$38,128

NOTE 8—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the six months ended April 30, 2016 was $7,107,847 and $14,870,110, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$272,091
Aggregate unrealized (depreciation) of investment securities	(513,991)
Net unrealized appreciation (depreciation) of investment securities	$(241,900)

Cost of investments for tax purposes is $25,782,785.

NOTE 9—Share Information

	Summary of Share Activity
	Six months ended April 30, 2016(a)		Year ended October 31, 2015
	Shares	Amount	Shares	Amount
Sold:
Class A	34,960	$338,283	84,594	$844,305
Class C	29,954	291,050	28,129	279,450
Class Y	16,860	157,057	30,848	310,481

Issued as reinvestment of dividends:
Class A	544	5,194	575	5,722
Class C	233	2,215	92	914
Class Y	440	4,196	575	5,738

Reacquired:
Class A	(48,707)	(463,624)	(16,737)	(165,798)
Class C	(21,002)	(198,604)	(3,274)	(32,469)
Class Y	(104)	(972)	(139)	(1,391)
Net increase in share activity	13,178	$134,795	124,663	$1,246,952

(a)	95% of the outstanding shares of the Fund are owned by the Adviser.

23                         Invesco Unconstrained Bond Fund

NOTE 10—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Net asset value, beginning of period	Net investment income (loss)(a)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from net realized gains	Return of capital	Total distributions	Net asset value, end of period	Total return(b)	Net assets, end of period (000’s omitted)	Ratio of expenses to average net assets (including interest expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense) with fee waivers and/or expenses absorbed		Ratio of expenses to average Net assets (including interest expense) without fee waivers and/or expenses absorbed		Ratio of expenses to average net assets (excluding interest expense) without fee waivers and/or expenses absorbed		Ratio of net investment income (loss) to average net assets		Ratio of interest expense to average net assets		Portfolio turnover(c)
Class A
Six months ended 04/30/16	$9.91	$0.14	$(0.59)	$(0.45)	$(0.10)	$—	—	$(0.10)	$9.36	(4.57)%	$12,193	1.07	%(d)	1.02	%(d)	2.10	%(d)	2.05	%(d)	2.93	%(d)	0.05	%(d)	31%
Year ended 10/31/15	10.04	0.23	(0.09)	0.14	(0.23)	(0.02)	(0.02)	(0.27)	9.91	1.39	13,042	1.00		0.97		2.23		2.20		2.29		0.03		151
Year ended 10/31/14(e)	10.00	0.00	0.04	0.04	—	—	—	—	10.04	0.40	12,532	0.87	(f)(g)	0.87	(f)	5.89	(f)	5.89	(f)	0.69	(f)	—		0
Class C
Six months ended 04/30/16	9.90	0.10	(0.59)	(0.49)	(0.06)	—	—	(0.06)	9.35	(4.93)	329	1.82	(d)	1.77	(d)	2.85	(d)	2.80	(d)	2.18	(d)	0.05	(d)	31
Year ended 10/31/15	10.04	0.15	(0.09)	0.06	(0.17)	(0.02)	(0.01)	(0.20)	9.90	0.59	257	1.75		1.72		2.98		2.95		1.54		0.03		151
Year ended 10/31/14(e)	10.00	(0.00)	0.04	0.04	—	—	—	—	10.04	0.40	10	1.62	(f)(g)	1.62	(f)	6.64	(f)	6.64	(f)	(0.06	)(f)	—		0
Class R
Six months ended 04/30/16	9.90	0.13	(0.59)	(0.46)	(0.09)	—	—	(0.09)	9.35	(4.70)	9	1.32	(d)	1.27	(d)	2.35	(d)	2.30	(d)	2.68	(d)	0.05	(d)	31
Year ended 10/31/15	10.04	0.20	(0.10)	0.10	(0.21)	(0.02)	(0.01)	(0.24)	9.90	1.05	10	1.25		1.22		2.48		2.45		2.04		0.03		151
Year ended 10/31/14(e)	10.00	0.00	0.04	0.04	—	—	—	—	10.04	0.40	10	1.12	(f)(g)	1.12	(f)	6.14	(f)	6.14	(f)	0.44	(f)	—		0
Class Y
Six months ended 04/30/16	9.91	0.15	(0.59)	(0.44)	(0.11)	—	—	(0.11)	9.36	(4.45)	12,163	0.82	(d)	0.77	(d)	1.85	(d)	1.80	(d)	3.18	(d)	0.05	(d)	31
Year ended 10/31/15	10.04	0.25	(0.08)	0.17	(0.26)	(0.02)	(0.02)	(0.30)	9.91	1.62	12,710	0.75		0.72		1.98		1.95		2.54		0.03		151
Year ended 10/31/14(e)	10.00	0.00	0.04	0.04	—	—	—	—	10.04	0.40	12,566	0.62	(f)(g)	0.62	(f)	5.64	(f)	5.64	(f)	0.94	(f)	—		0
Class R5
Six months ended 04/30/16	9.91	0.15	(0.59)	(0.44)	(0.11)	—	—	(0.11)	9.36	(4.45)	9	0.82	(d)	0.77	(d)	1.92	(d)	1.87	(d)	3.18	(d)	0.05	(d)	31
Year ended 10/31/15	10.04	0.25	(0.09)	0.16	(0.25)	(0.02)	(0.02)	(0.29)	9.91	1.62	10	0.75		0.72		2.05		2.02		2.54		0.03		151
Year ended 10/31/14(e)	10.00	0.00	0.04	0.04	—	—	—	—	10.04	0.40	10	0.62	(f)(g)	0.62	(f)	5.74	(f)	5.74	(f)	0.94	(f)	—		0
Class R6
Six months ended 04/30/16	9.91	0.15	(0.59)	(0.44)	(0.11)	—	—	(0.11)	9.36	(4.45)	9	0.82	(d)	0.77	(d)	1.92	(d)	1.87	(d)	3.18	(d)	0.05	(d)	31
Year ended 10/31/15	10.04	0.25	(0.08)	0.17	(0.26)	(0.02)	(0.02)	(0.30)	9.91	1.62	10	0.75		0.72		2.05		2.02		2.54		0.03		151
Year ended 10/31/14(e)	10.00	0.00	0.04	0.04	—	—	—	—	10.04	0.40	10	0.62	(f)(g)	0.62	(f)	5.74	(f)	5.74	(f)	0.94	(f)	—		0

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Does not include sales charges and is not annualized for periods less than one year, if applicable.
(c)	Portfolio turnover is calculated at the fund level and is not annualized for periods less than one year, if applicable.
(d)	Ratios are annualized and based on average daily net assets (000’s omitted) of $12,605, $377, 10, $12, $10 and $10 for Class A, Class C, Class R, Class Y, Class R5 and Class R6 shares, respectively.
(e)	Commencement date of October 14, 2014.
(f)	Annualized.
(g)	In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the underlying funds in which the Fund invests. Because the underlying funds have varied expenses and fee levels and the Fund may own different proportions at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Estimated underlying fund expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the underlying funds and are deducted from the value of the funds the Fund invests in. The effect of the estimated underlying fund expenses that the Fund bears indirectly is included in the Fund’s total return. Estimated acquired fund fees from underlying funds were 0.10% for the period October 14 (commencement date) through October 31, 2014.

24                         Invesco Unconstrained Bond Fund

Calculating your ongoing Fund expenses

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2015 through April 30, 2016.

Actual expenses

The table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Actual Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.

The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) on purchase payments or contingent deferred sales charges on redemptions, if any. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Class	Beginning Account Value (11/01/15)	ACTUAL		HYPOTHETICAL (5% annual return before expenses)		Annualized Expense Ratio
		Ending Account Value (04/30/16)[1]	Expenses Paid During Period[2]	Ending Account Value (04/30/16)	Expenses Paid During Period[2]
A	$1,000.00	$954.30	$5.20	$1,019.54	$5.37	1.07%
C	1,000.00	950.70	8.83	1,015.81	9.12	1.82
R	1,000.00	952.10	6.41	1,018.30	6.62	1.32
Y	1,000.00	955.50	3.99	1,020.79	4.12	0.82
R5	1,000.00	955.50	3.99	1,020.79	4.12	0.82
R6	1,000.00	955.50	3.99	1,020.79	4.12	0.82

[1]	The actual ending account value is based on the actual total return of the Fund for the period November 1, 2015 through April 30, 2016, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.
[2]	Expenses are equal to the Fund’s annualized expense ratio as indicated above multiplied by the average account value over the period, multiplied by 182/366 to reflect the most recent fiscal half year.

25                         Invesco Unconstrained Bond Fund

Invesco mailing information

Send general correspondence to Invesco Investment Services, Inc., P.O. Box 219078, Kansas City, MO 64121-9078.

Important notice regarding delivery of security holder documents

To reduce Fund expenses, only one copy of most shareholder documents may be mailed to shareholders with multiple accounts at the same address (Householding). Mailing of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please contact Invesco Investment Services, Inc. at 800 959 4246 or contact your financial institution. We will begin sending you individual copies for each account within 30 days after receiving your request.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file numbers for the Fund are shown below.

    A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 959 4246 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

    Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30 is available at invesco.com/proxysearch. The information is also available on the SEC website, sec.gov.

    Invesco Advisers, Inc. is an investment adviser; it provides investment advisory services to individual and institutional clients and does not sell securities. Invesco Distributors, Inc. is the US distributor for Invesco Ltd.’s retail mutual funds, exchange-traded funds and institutional money market funds. Both are wholly owned, indirect subsidiaries of Invesco Ltd.

SEC file numbers: 811-05426 and 033-19338	UCB-SAR-1	Invesco Distributors, Inc.

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

PricewaterhouseCoopers LLP (“PwC”), the Independent Accountant to the Registrant, has advised the Audit Committee of the Board of Trustees of the Registrant (the “Audit Committee”) that it identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients.

Specifically, the Loan Rule provides, in relevant part, that an accounting firm is not independent if it receives a loan from an audit client or it receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Pursuant to the SEC’s interpretation of the Loan Rule, some of PwC’s relationships with lenders who also own shares of one or more funds within the Invesco investment company complex may implicate the Loan Rule.

However, after evaluating the facts and circumstances related to its lending relationships, PwC informed the Audit Committee that (1) PwC’s ability to exercise objective and impartial judgment with respect to its audits of the Registrant’s financial statements was not, and will not be, impaired; (2) a reasonable investor with knowledge of all relevant facts and circumstances would reach the same conclusion; and (3) PwC’s independence was not impaired and that it remained independent in conducting its audit of the Registrant’s financial statements. PwC informed the Audit Committee that its conclusion was based on a number of factors, including, among others, PwC’s belief that the lenders have no influence over the investment adviser to the Registrant, or the Registrant, and that the individuals at PwC who arranged the lending relationships have no oversight of, or ability to influence, the individuals at PwC who conducted the audit of the Registrant’s financial statements.

On June 20, 2016, the Staff of the Securities and Exchange Commission (the “SEC”) issued a “no-action” letter confirming that it would not recommend that the SEC commence enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. The circumstances described in the no-action letter were substantially similar to the circumstances that called into question PwC’s independence under the Loan Rule with respect to the Registrant. PwC has confirmed that it meets the conditions of the no-action relief. The Adviser and the Registrant believe that the Registrant can rely on the relief granted in the no-action letter and continue to issue financial statements that are audited by PwC.

If, in the future, the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the no-action letter, the Registrant will need to take other actions for the Registrant’s filings containing financial statements to be compliant with applicable securities laws.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of May 25, 2016, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”), to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of May 25, 2016, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: AIM Investment Funds (Invesco Investment Funds)

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 8, 2016

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Sheri Morris
Sheri Morris
Principal Executive Officer

Date:	July 8, 2016

By:	/s/ Kelli Gallegos
Kelli Gallegos
Principal Financial Officer

Date:	July 8, 2016

EXHIBIT INDEX

12(a) (1)	Not applicable.

12(a) (2)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and Principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.